                                                               File Nos. 2-98772
                                                                        811-4347


              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                ON June 30, 2003


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.                           / /
                                 --                        --



     Post-Effective Amendment No. 71                     /X/
                                  --                     --



REGISTRATION STATEMENT UNDER THE INVESTMENT
     COMPANY ACT OF 1940



Amendment No. 89                                         /X/
              --                                         --


                                   GMO TRUST

               (Exact Name of Registrant as Specified in Charter)

                  40 Rowes Wharf, Boston, Massachusetts 02110
                    (Address of principal executive offices)

                                  617-330-7500
              (Registrant's telephone number, including area code)

                                with a copy to:


             Scott Eston                          J.B. Kittredge, Esq.

              GMO Trust                            Ropes & Gray LLP
           40 Rowes Wharf                        One International Place
    Boston, Massachusetts 02110               Boston, Massachusetts 02110
                    (Name and address of agents for service)


It is proposed that this filing will become effective:


     /X/ Immediately upon filing pursuant to paragraph (b), or


     / / 60 days after filing pursuant to paragraph (a)(1), or

     / /                    pursuant to paragraph (b), or
            -------------
     / / 75 days after filing pursuant to paragraph (a)(2), of Rule 485.



No information contained herein is intended to amend or supersede any prior filing relating to any other series of the Registrant.




================================================================================

GMO TRUST                                                             Prospectus
                                                                   June 30, 2003
GMO TRUST OFFERS A BROAD SELECTION
OF INVESTMENT ALTERNATIVES TO INVESTORS.

U.S. EQUITY FUNDS

- U.S. Core Fund
- Tobacco-Free Core Fund
- Value Fund
- Intrinsic Value Fund
- Growth Fund
- Small Cap Value Fund
- Small Cap Growth Fund
- Real Estate Fund
- Tax-Managed U.S. Equities Fund
- Tax-Managed Small Companies Fund

FIXED INCOME FUNDS
- Domestic Bond Fund
- Core Plus Bond Fund
- International Bond Fund
- Currency Hedged International Bond Fund
- Global Bond Fund
- Emerging Country Debt Fund
- Emerging Country Debt Share Fund

- Short-Duration Investment Fund

- Global Hedged Equity Fund
- Inflation Indexed Bond Fund

INTERNATIONAL EQUITY FUNDS
- International Disciplined Equity Fund
- International Intrinsic Value Fund
- International Growth Fund
- Currency Hedged International Equity Fund
- Foreign Fund
- Foreign Small Companies Fund
- International Small Companies Fund
- Emerging Markets Fund
- Emerging Countries Fund
- Asia Fund
- Tax-Managed International Equities Fund

ASSET ALLOCATION FUNDS

- Benchmark-Free Allocation Fund

- International Equity Allocation Fund
- Global Balanced Asset Allocation Fund
- Global (U.S.+) Equity Allocation Fund
- U.S. Sector Fund

Information about other funds offered by GMO Trust is contained in separate prospectuses.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
FUND OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS...........................................     1
  U.S. Equity Funds.........................................     2
     U.S. Core Fund.........................................     2
     Tobacco-Free Core Fund.................................     4
     Value Fund.............................................     6
     Intrinsic Value Fund...................................     8
     Growth Fund............................................    10
     Small Cap Value Fund...................................    12
     Small Cap Growth Fund..................................    14
     Real Estate Fund.......................................    16
     Tax-Managed U.S. Equities Fund.........................    18
     Tax-Managed Small Companies Fund.......................    20
  International Equity Funds................................    22
     International Disciplined Equity Fund..................    22
     International Intrinsic Value Fund.....................    24
     International Growth Fund..............................    26
     Currency Hedged International Equity Fund..............    28
     Foreign Fund...........................................    30
     Foreign Small Companies Fund...........................    32
     International Small Companies Fund.....................    34
     Emerging Markets Fund..................................    36
     Emerging Countries Fund................................    38
     Asia Fund..............................................    40
     Tax-Managed International Equities Fund................    42
  Fixed Income Funds........................................    45
     Domestic Bond Fund.....................................    46
     Core Plus Bond Fund....................................    48
     International Bond Fund................................    50
     Currency Hedged International Bond Fund................    52
     Global Bond Fund.......................................    54
     Emerging Country Debt Fund.............................    56
     Emerging Country Debt Share Fund.......................    58
     Short-Duration Investment Fund.........................    60
     Global Hedged Equity Fund..............................    62
     Inflation Indexed Bond Fund............................    64
  Asset Allocation Funds....................................    66
     Benchmark-Free Allocation Fund.........................    66
     International Equity Allocation Fund...................    68
     Global Balanced Asset Allocation Fund..................    70
     Global (U.S.+) Equity Allocation Fund..................    72
     U.S. Sector Fund.......................................    74
DESCRIPTION OF PRINCIPAL RISKS..............................    76
MANAGEMENT OF THE TRUST.....................................    82
DETERMINATION OF NET ASSET VALUE............................    83
HOW TO PURCHASE SHARES......................................    84
HOW TO REDEEM SHARES........................................    85
PURCHASE PREMIUMS AND REDEMPTION FEES.......................    86
MULTIPLE CLASSES............................................    87
DISTRIBUTIONS AND TAXES.....................................    88
FINANCIAL HIGHLIGHTS........................................    90
INVESTMENT BY CERTAIN FUNDS IN GMO SHORT-DURATION COLLATERAL
  FUND AND GMO ALPHA LIBOR FUND.............................   114
ADDITIONAL INFORMATION..................................back cover
SHAREHOLDER INQUIRIES...................................back cover
DISTRIBUTOR.............................................back cover

                                  SUMMARIES OF
      FUND OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS


     The following summaries describe each Fund's investment objective, principal investment strategies, and principal risks. Each Fund may make other investments and engage in other investment strategies that are not specifically described in the summaries. More information about each Fund's possible investments and strategies is set forth in the Statement of Additional Information. See the back cover of this Prospectus for information about how to receive the Statement of Additional Information. Unless described as fundamental in this Prospectus or in the Statement of Additional Information, each Fund's investment objective and policies may be changed by the Fund's Board of Trustees ("Trustees") without shareholder approval. The investment objectives of the U.S. Core Fund, Value Fund, Growth Fund, Short-Duration Investment Fund, and the International Intrinsic Value Fund are fundamental.


     In many of the Fund summaries that follow, it is noted that a particular Fund will typically make "investments" in a particular type of security or other asset. Investors should understand that when used in this Prospectus, the word "investments" includes both direct and indirect investments. Examples of indirect investments include exposure to the relevant asset type through investments in another Fund and/or through the use of derivatives and other synthetic instruments with economic characteristics similar to the relevant asset type.


     Certain Funds have adopted a policy of investing at least 80% of their assets in certain types of investments, industries, countries, or geographic regions (each policy, a "Name Policy"), as set forth in such Funds' "Principal investment strategies." Each such Fund will not change its Name Policy without providing its shareholders with at least 60 days' prior written notice. When used in connection with a Fund's Name Policy, Grantham, Mayo, Van Otterloo & Co. LLC, each Fund's investment manager (the "Manager" or "GMO") (see "Management of the Trust" for a description of the Manager) defines "assets" to include the Fund's net assets plus any borrowings made for investment purposes. In addition, Name Policies that provide that a Fund will invest in certain countries or geographic regions require that the Fund's investments be "tied economically" to such country or region. For purposes of this Prospectus, an investment is "tied economically" to a particular country or region if: (i) it is an investment in an issuer that is organized under the laws of such country or of a country within such region or in an issuer that maintains its principal place of business in such country or region; (ii) it is traded principally in such country or region; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or region, or has at least 50% of its assets in such country or region. A Fund may achieve exposure to a particular country or region through direct or indirect investments as described in the previous paragraph.



     Investing in mutual funds involves risk. Each Fund is subject to certain risks based on the types of investments in the Fund's portfolio and on the investment strategies the Fund employs. A summary of each Fund's principal risks is included in the following summaries. Investors should refer to the DESCRIPTION OF PRINCIPAL RISKS at page 76 of this Prospectus for a more detailed discussion of the principal risks of investing in the Funds. Each Fund may be exposed to risks in addition to the principal risks described in this Prospectus. See the Statement of Additional Information for additional information about the risks of specific Fund investments and strategies. Funds described in this Prospectus may not be available for purchase in all states. This Prospectus is not an offering in any state where an offering may not lawfully be made.


It is important for you to note:

     - You may lose money on an investment in a Fund.


     - An investment in a Fund is not a bank deposit and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


     - By itself, no Fund constitutes a complete investment program.

                               U.S. EQUITY FUNDS
 GMO U.S. CORE FUND
Fund Inception Date: 9/18/85


                                                                              FUND CODES
                                                              ------------------------------------------
                                                                         Ticker    Symbol       Cusip
                                                                         ------  ----------  -----------
                                                              Class II   GMTWX   USCore      362007 80 9
                                                              Class III  GMCTX   USCore      362007 88 2
                                                              Class IV   GMRFX   USCore      362008 84 9
                                                              Class V    GMCVX   GMOUSCoreV  362008 58 3


INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies chosen from among the 600 U.S. exchange-listed companies with the largest market capitalization. Under normal circumstances, the Fund will invest at least 80% of its assets in investments tied economically to the U.S. The Manager uses fundamental investment principles and quantitative applications to compare and evaluate stocks on a monthly basis using three disciplines: (1) price to intrinsic value (using the Manager's proprietary dividend discount model); (2) price to normalized earnings (weighted average of a company's earnings over a 36-month period, which is a traditional value technique intended to keep companies whose earnings are either significantly above or below the weighted average from being over/underweighted in a portfolio); and (3) momentum. Weighting of the disciplines is dynamic, and the Manager may adjust them as it believes the opportunity to add value increases or decreases. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio.



     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control risk by adjusting industry sector weights and exposure to market capitalization groups and style sectors, including growth, quality and cyclical exposure. Trades are executed using a proprietary trading model. The Fund features a moderate bear market bias, as it seeks to deliver more value-added relative to its benchmark in down markets than in up markets. The Manager seeks to manage the Fund with low risk relative to its benchmark.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK

     The Fund's benchmark is the S&P 500 Index, a U.S. large capitalization stock index, independently maintained and published by Standard & Poor's.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                              GMO U.S. CORE FUND


PERFORMANCE
     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


     The Fund began offering a new class of shares, Class VI, on June 30, 2003. Class VI shares are invested in the same portfolio of securities as Class III shares. Annual returns would differ only to the extent Class VI shares and Class III shares do not have the same expenses.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                          U.S. CORE FUND (%)
                                                                          ------------------
1993                                                                             16.28
1994                                                                              2.36
1995                                                                             43.25
1996                                                                             17.61
1997                                                                             35.10
1998                                                                             24.69
1999                                                                             18.59
2000                                                                              0.30
2001                                                                             -7.68
2002                                                                            -19.67

                        Highest Quarter: 19.49% (4Q1998)
                        Lowest Quarter: -17.14% (3Q2002)

             Year-to-Date (as of 3/31/03): -4.97%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS II(#)                                                     6/7/96
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -19.65%    1.86%        N/A       7.69%
----------------------------------------------------------------------------
 S&P 500 INDEX                   -22.10%   -0.59%        N/A       5.73%
----------------------------------------------------------------------------
 CLASS III                                                      9/18/85
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -19.67%    1.92%     11.54%      13.52%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -20.08%   -1.30%      7.29%       9.65%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    -12.06%    1.33%      8.48%      10.22%
----------------------------------------------------------------------------
 S&P 500 INDEX                   -22.10%   -0.59%      9.34%      12.35%
----------------------------------------------------------------------------
 CLASS IV                                                        1/9/98
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -19.57%      N/A        N/A       2.94%
----------------------------------------------------------------------------
 S&P 500 INDEX                   -22.10%      N/A        N/A       0.31%
----------------------------------------------------------------------------
 CLASS V                                                         7/2/01
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -19.57%      N/A        N/A     -16.31%
----------------------------------------------------------------------------
 S&P 500 INDEX                   -22.10%      N/A        N/A     -19.06%
----------------------------------------------------------------------------

(#) For the period from November 17, 1997 to January 9, 1998, no Class II shares were outstanding. Performance for that period is that of Class III shares. If Class II shares had been outstanding, performance would be lower because Class II expenses are higher.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses paid from Fund assets as a percentage of average daily net assets)
                                                               CLASS II     CLASS III     CLASS IV     CLASS V     CLASS VI
  -------------------------------------------------------------------------------------------------------------------------
  Management fee                                                 0.33%        0.33%         0.33%        0.33%       0.33%
  Shareholder service fee                                        0.22%        0.15%        0.105%       0.085%      0.055%
  Other expenses                                                 0.03%(1)     0.03%(1)      0.03%(1)     0.03%(1)    0.03%(1)
  Total annual operating expenses                                0.58%(1)     0.51%(1)     0.465%(1)    0.445%(1)   0.415%(1)
  Expense reimbursement                                          0.03%(1,2)   0.03%(1,2)    0.03%(1,2)   0.03%(1,2)   0.03%(1,2)
  Net annual expenses                                            0.55%(1)     0.48%(1)     0.435%(1)    0.415%(1)   0.385%(1)



(1) "Other expenses" have been restated to reflect current fees.



(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 82 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class II                                                        $56      $183      $321       $723
Class III                                                       $49      $161      $282       $638
Class IV                                                        $44      $146      $257       $582
Class V                                                         $42      $140      $246       $558
Class VI                                                        $39      $130      $230       $521


       * After reimbursement

 GMO TOBACCO-FREE CORE FUND
Fund Inception Date: 10/31/91

                                                                             FUND CODES
                                                              -----------------------------------------
                                                                         Ticker   Symbol       Cusip
                                                                         ------  ---------  -----------
                                                              Class III  GMTCX   TobaccoFr  362007 85 8
                                                              Class IV   GMTFX   TobaccoFr  362008 59 1

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies chosen from among the 600 U.S. exchange-listed companies with the largest market capitalization, excluding those companies that are tobacco-producing issuers. The Fund typically seeks to invest substantially all of its assets in "tobacco-free" issuers. Pursuant to the Fund's Name Policy (see page 1 of this Prospectus for a discussion regarding Name Policies), under normal circumstances, the Fund will invest at least 80% of its assets in investments in "tobacco-free issuers." The Manager defines "tobacco-free issuers" as those issuers that are not listed within the Tobacco Producing Issuer industry classification maintained by Ford Investor Services.



     The Manager uses fundamental investment principles and quantitative applications to compare and evaluate stocks on a monthly basis using three disciplines: (1) price to intrinsic value (using the Manager's proprietary dividend discount model); (2) price to normalized earnings (weighted average of a company's earnings over a 36-month period, which is a traditional value technique intended to keep companies whose earnings are either significantly above or below the weighted average from being over/underweighted in a portfolio); and (3) momentum. Weighting of the disciplines is dynamic, and the Manager may adjust them as it believes the opportunity to add value increases or decreases. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio.



     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control risk by adjusting industry sector weights and exposure to market capitalization groups and style sectors, including growth, quality and cyclical exposure. Trades are executed using a proprietary trading model. The Fund features a moderate bear market bias, as it seeks to deliver more value-added relative to its benchmark in down markets than in up markets. The Manager seeks to manage the Fund with low risk relative to its benchmark.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK

     The Fund's benchmark is the S&P 500 Index, a U.S. large capitalization stock index, independently maintained and published by Standard & Poor's.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                      GMO TOBACCO-FREE CORE FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                      TOBACCO FREE CORE FUND (%)
                                                                      --------------------------
1993                                                                             17.44
1994                                                                              2.40
1995                                                                             43.00
1996                                                                             18.30
1997                                                                             35.60
1998                                                                             25.20
1999                                                                             21.25
2000                                                                             -0.89
2001                                                                             -8.82
2002                                                                            -20.25

                        Highest Quarter: 19.47% (4Q1998)
                        Lowest Quarter: -17.27% (3Q2002)

             Year-to-Date (as of 3/31/03): -4.39%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                1 YEAR    5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     10/31/91
----------------------------------------------------------------------------
 RETURN BEFORE TAXES            -20.25%    1.81%     11.68%       11.58%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                 -20.62%   -0.65%      7.55%        7.78%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                   -12.43%    1.06%      8.22%        8.31%
----------------------------------------------------------------------------
 S&P 500 INDEX                  -22.10%   -0.59%      9.34%        9.70%
----------------------------------------------------------------------------
 CLASS IV                                                       7/2/01
----------------------------------------------------------------------------
 RETURN BEFORE TAXES            -20.21%      N/A        N/A      -17.06%
----------------------------------------------------------------------------
 S&P 500 INDEX                  -22.10%      N/A        N/A      -19.06%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III   CLASS IV
  -----------------------------------------------------------------------------------
  Management fee                                                   0.33%       0.33%
  Shareholder service fee                                          0.15%      0.105%
  Other expenses                                                   0.04%(1)    0.04%(1)
  Total annual operating expenses                                  0.52%(1)   0.475%(1)
  Expense reimbursement                                            0.04%(1,2)   0.04%(1,2)
  Net annual expenses                                              0.48%(1)   0.435%(1)



(1) "Other expenses" have been restated to reflect current fees.


(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 82 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $49      $163      $287       $649
Class IV                                                        $44      $148      $262       $594


       * After reimbursement

 GMO VALUE FUND
Fund Inception Date: 11/13/90

                                                                            FUND CODES
                                                              --------------------------------------
                                                                         Ticker  Symbol     Cusip
                                                                         ------  ------  -----------
                                                              Class III  GMOVX   Value   362007 82 5

INVESTMENT OBJECTIVE
     Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in securities chosen from the Russell 1000 Index. The eligible investment universe is narrowed by using the Manager's proprietary dividend discount model to identify a group of stocks that the Manager believes are attractively valued. This quantitative application identifies approximately 150 investment candidates that the Manager believes have better quality characteristics than securities in the Fund's benchmark. From this universe, the Manager selects individual stocks by applying traditional fundamental analysis to evaluate a potential investment's financial, operational, and management strength. Sources of input include corporate financial releases, Securities and Exchange Commission filings, published company and industry information and analysis, company visits, and meetings with senior management officials and other knowledgeable market participants.



     The Manager evaluates its stock selections in light of its fundamental analysis of the attractiveness of sectors and industries. The Manager then tilts the composition of the portfolio accordingly. The Manager attempts to control risk by selecting stocks with a value bias and by adjusting sector weightings and exposure to market capitalization groups. The Manager seeks to manage the Fund with moderate risk relative to its benchmark.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may also invest in equity securities of foreign issuers. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Value Index, which is independently maintained and published by the Frank Russell Company. It measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index (which, in turn, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market), which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the companies in the Russell 1000 Index was approximately $11 billion; the median market capitalization was approximately $3.5 billion; and the smallest company in the Russell 1000 Index had a market capitalization of approximately $1.3 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates.



     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                          GMO VALUE FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                            VALUE FUND (%)
                                                                            --------------
1993                                                                             18.67
1994                                                                              0.62
1995                                                                             38.18
1996                                                                             20.73
1997                                                                             30.42
1998                                                                             11.66
1999                                                                              2.70
2000                                                                             10.67
2001                                                                              2.85
2002                                                                            -20.64

                        Highest Quarter: 14.73% (2Q1997)
                        Lowest Quarter: -19.38% (3Q2002)

             Year to Date (as of 3/31/03): -4.43%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      11/13/90
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -20.64%    0.70%     10.40%      11.92%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -21.20%   -2.76%      5.58%       7.52%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    -12.66%   -0.08%      6.96%       8.49%
----------------------------------------------------------------------------
 RUSSELL 1000 VALUE INDEX        -15.52%    1.16%     10.80%      12.34%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.46%
  Shareholder service fee                                          0.15%
  Other expenses                                                   0.07%(1)
  Total annual operating expenses                                  0.68%(1)
  Expense reimbursement                                            0.07%(1,2)
  Net annual expenses                                              0.61%(1)



(1) "Other expenses" have been restated to reflect current fees.


(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 82 of this Prospectus) exceed 0.46% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $62      $211      $372       $840


       * After reimbursement

 GMO INTRINSIC VALUE FUND
Fund Inception Date: 8/2/99

                                                                                FUND CODES
                                                              ----------------------------------------------
                                                                         Ticker      Symbol         Cusip
                                                                         ------   ------------   -----------
                                                              Class III  GMIVX    IntrinsicVal   362008 63 3

INVESTMENT OBJECTIVE
     Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies chosen from the 1,000 U.S. exchange-listed companies with the largest equity capitalization. The Manager uses fundamental investment principles and quantitative applications to compare and evaluate stocks on a monthly basis using three disciplines: (1) price to intrinsic value (using the Manager's proprietary dividend discount model); (2) price to normalized earnings (weighted average of a company's earnings over a 36-month period, which is a traditional value technique intended to keep companies whose earnings are either significantly above or below the weighted average from being over/underweighted in a portfolio); and (3) momentum. Weighting of the three disciplines is dynamic, and the Manager may adjust them as it believes the opportunity to add value increases or decreases. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one strategy typically represent larger positions in the portfolio.



     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control risk by adjusting industry sector weights and exposure to market capitalization groups and style sectors, including growth, quality and cyclical exposure. Trades are executed using a proprietary trading model. The Manager seeks to manage the Fund with low risk relative to the Fund's benchmark.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Value Index, which is independently maintained and published by the Frank Russell Company. It measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index (which, in turn, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market), which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the companies in the Russell 1000 Index was approximately $11 billion; the median market capitalization was approximately $3.5 billion; and the smallest company in the Russell 1000 Index had a market capitalization of approximately $1.3 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates.



     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                        GMO INTRINSIC VALUE FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.



     The Fund began offering a new class of shares, Class IV, on June 30, 2003. Class IV shares are invested in the same portfolio of securities as Class III shares. Annual returns would differ only to the extent Class IV shares and Class III shares do not have the same expenses.


                      ANNUAL TOTAL RETURN/Class III Shares

                            Years Ending December 31

[GRAPH]

                                                                       INTRINSIC VALUE FUND (%)
                                                                       ------------------------
2000                                                                             10.67
2001                                                                              3.31
2002                                                                            -15.75

                        Highest Quarter: 9.84% (3Q2000)
                        Lowest Quarter: -17.34% (3Q2002)

             Year to Date (as of 3/31/03): -6.90%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                       8/2/99
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -15.75%      N/A        N/A      -1.29%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -16.95%      N/A        N/A      -2.32%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     -9.17%      N/A        N/A      -1.36%
----------------------------------------------------------------------------
 RUSSELL 1000 VALUE INDEX        -15.52%      N/A        N/A      -5.12%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III   CLASS IV
  -------------------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%        0.33%
  Shareholder service fee                                                                   0.15%       0.105%
  Other expenses                                                                            0.16%(1)     0.16%(1)
  Total annual operating expenses                                                           0.64%(1)    0.595%(1)
  Expense reimbursement                                                                     0.16%(1,2)    0.16%(1,2)
  Net annual expenses                                                                       0.48%(1)    0.435%(1)



(1) "Other expenses" have been restated to reflect current fees.


(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 82 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $49      $189      $341       $783
Class IV                                                        $44      $174      $316       $729


       * After reimbursement

 GMO GROWTH FUND
Fund Inception Date: 12/30/88

                                                                            FUND CODES
                                                              --------------------------------------
                                                                         Ticker  Symbol     Cusip
                                                                         ------  ------  -----------
                                                              Class III  GMOGX   Growth  362007 78 3

INVESTMENT OBJECTIVE
     Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies chosen from among the 1,000 U.S. exchange-listed companies with the largest market capitalization. The Manager uses fundamental investment principles and quantitative applications to compare and evaluate stocks on a monthly basis using three disciplines: (1) estimate revision momentum (analysis of the direction of changes in a company's financial projections); (2) price momentum; and (3) price to intrinsic value (using the Manager's proprietary dividend discount model to assess an issuer's franchise quality based on current and historical accounting data). The Manager uses the third discipline, price to intrinsic value, to identify those growth companies that the Manager believes are selling at a discount to their franchise values. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio.



     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control risk by adjusting industry sector weights and exposure to market capitalization groups and style sectors, including quality and cyclical companies. Trades are executed using a proprietary trading model. The Manager seeks to manage the Fund with low risk relative to its benchmark.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Growth Index, which is independently maintained and published by Frank Russell Company. It measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index (which, in turn, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market), which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the companies in the Russell 1000 Index was approximately $11 billion; the median market capitalization was approximately $3.5 billion; and the smallest company in the Russell 1000 Index had a market capitalization of approximately $1.3 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

- Market Risk - Growth Securities - Certain equity securities ("growth securities") are purchased primarily because it is believed that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other types of stock. The market prices of growth securities are more sensitive to general market movements than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                         GMO GROWTH FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[GRAPH]

                                                                            GROWTH FUND (%)
                                                                            ---------------
1993                                                                              4.60
1994                                                                              1.68
1995                                                                             39.85
1996                                                                             20.39
1997                                                                             29.35
1998                                                                             37.30
1999                                                                             39.04
2000                                                                            -12.21
2001                                                                            -20.60
2002                                                                            -22.58

                        Highest Quarter: 27.46% (4Q1998)
                        Lowest Quarter: -21.46% (1Q2001)

             Year-to-Date (as of 3/31/03): -1.57%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      12/30/88
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -22.58%    0.60%     9.09%       12.14%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -22.77%   -3.90%     3.79%        5.79%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    -13.86%    1.40%     6.92%        8.41%
----------------------------------------------------------------------------
 RUSSELL 1000 GROWTH INDEX       -27.88%   -3.84%     6.70%       10.10%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.10%(1)
  Total annual operating expenses                                                           0.58%(1)
  Expense reimbursement                                                                     0.10%(1,2)
  Net annual expenses                                                                       0.48%(1)



(1) "Other expenses" have been restated to reflect current fees.


(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 82 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $49      $176      $314       $716


       * After reimbursement

 GMO SMALL CAP VALUE FUND
Fund Inception Date: 12/31/91

                                                                             FUND CODES
                                                              ----------------------------------------
                                                                         Ticker   Symbol      Cusip
                                                                         ------  --------  -----------
                                                              Class III  GMSVX   SmCapVal  362007 72 6

INVESTMENT OBJECTIVE
     Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies included in, or with total market capitalization similar to, the Russell 2500 Index. Under normal circumstances, the Fund will invest at least 80% of its assets in investments in "small cap" companies. The Manager defines "small cap" to include companies in the Russell 2500 Index or companies with a total market capitalization similar to those companies in the Russell 2500 Index. The Manager uses fundamental investment principles and quantitative applications to evaluate and rank stocks using three disciplines: (1) price to intrinsic value (using the Manager's proprietary dividend discount model); (2) price to normalized earnings (weighted average of a company's earnings over a 36-month period, which is a traditional value technique intended to keep companies whose earnings are either significantly above or below the weighted average from being over/underweighted in a portfolio); and (3) price momentum. Weighting of the disciplines is dynamic, and the Manager may adjust them as it believes the opportunity to add value increases or decreases. Stocks that are inexpensive based on any of these disciplines are ranked highly. Stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio.



     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control risk by adjusting sector weights and exposure to market capitalization groups, and other portfolio characteristics. Trading costs and liquidity are considered before portfolio revisions are executed, and trades are restricted to a limited percentage of daily trading volume in order to minimize market impact.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 2500 Value Index, which is independently maintained and published by the Frank Russell Company. It measures the performance of companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index (which, in turn, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market), which represents approximately 17% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the companies in the Russell 2500 Index was approximately $821 million; the median market capitalization was approximately $519 million; and the largest company in the Russell 2500 Index had a market capitalization of approximately $3.5 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.


- Smaller Company Risk - The securities of companies with smaller market capitalization may fluctuate in price more sharply and trade less frequently and in lesser volume than more widely held securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates.



     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                        GMO SMALL CAP VALUE FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                       SMALL CAP VALUE FUND (%)
                                                                       ------------------------
1993                                                                             20.16
1994                                                                              3.83
1995                                                                             27.28
1996                                                                             20.16
1997                                                                             29.72
1998                                                                              0.03
1999                                                                              2.95
2000                                                                             19.01
2001                                                                              9.91
2002                                                                            -11.48

                        Highest Quarter: 18.24% (2Q1999)
                        Lowest Quarter: -19.71% (3Q2002)

             Year-to-Date (as of 3/31/03): -3.88%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      12/31/91
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -12.37%    3.37%     11.32%      12.43%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -16.06%    0.14%      7.67%       9.01%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     -4.68%    2.05%      8.20%       9.34%
----------------------------------------------------------------------------
 RUSSELL 2500 VALUE INDEX(a)      -9.87%    3.53%     11.44%      12.60%
----------------------------------------------------------------------------
 RUSSELL 2500 VALUE + INDEX(b)    -9.87%    3.52%     11.09%      11.54%
----------------------------------------------------------------------------

(a) Fund's benchmark.

(b) The Russell 2500 Value + Index is a composite benchmark computed by the Manager and comprised of the Russell 2500 Index from 12/31/91 to 12/31/96, and the Russell 2500 Value Index from 12/31/96 to present, each of which was the Fund's benchmark during the periods indicated.


FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.50%(1)
  Redemption fee (as a percentage of amount redeemed)              0.50%(1)


  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.08%(2)
  Total annual operating expenses                                                           0.56%(2)
  Expense reimbursement                                                                     0.08%(2,3)
  Net annual expenses                                                                       0.48%(2)



(1) See "Purchase Premiums and Redemption Fees" on page 86 of this Prospectus for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive the purchase premium or redemption fee.


(2) "Other expenses" have been restated to reflect current fees.


(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 82 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                       --------------------------------------   --------------------------------------
                                       1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                       -------   -------   -------   --------   -------   -------   -------   --------
Class III                               $151      $277      $415       $817       $99      $221      $353       $740


       * After reimbursement

 GMO SMALL CAP GROWTH FUND
Fund Inception Date: 12/31/96

                                                                            FUND CODES
                                                              ---------------------------------------
                                                                         Ticker  Symbol      Cusip
                                                                         ------  -------  -----------
                                                              Class III  GMSGX   SmCapGr  362007 68 4

INVESTMENT OBJECTIVE
     Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies included in, or with total market capitalization similar to, the Russell 2500 Index. Under normal circumstances, the Fund will invest at least 80% of its assets in investments in "small cap" companies. The Manager defines "small cap" to include companies in the Russell 2500 Index or companies with a total market capitalization similar to those companies in the Russell 2500 Index. The Manager uses fundamental investment principles and quantitative applications to evaluate and rank stocks using three disciplines: (1) estimate revision momentum (analysis of the direction of changes in a company's financial projections); (2) price momentum; and (3) price to intrinsic value (using the Manager's proprietary dividend discount model to assess an issuer's franchise quality based on current and historical accounting data). The Manager uses the third discipline, price to intrinsic value, to identify those growth companies that the Manager believes are selling at a discount to their franchise value. Weighting of the disciplines is dynamic, and the Manager may adjust them as it believes the opportunity to add value increases or decreases. Stocks that demonstrate strong momentum based on any of these disciplines are ranked highly. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio.



     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control risk by adjusting sector weights and exposure to market capitalization and other portfolio characteristics. Trading costs and liquidity are considered before portfolio revisions are executed, and trades are restricted to a limited percentage of daily trading volume in order to minimize market impact.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 2500 Growth Index, which is independently maintained and published by the Frank Russell Company. It measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index (which, in turn, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market), which represents approximately 17% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the companies in the Russell 2500 Index was approximately $821 million; the median market capitalization was approximately $519 million; and the largest company in the Russell 2500 Index had a market capitalization of approximately $3.5 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.


- Smaller Company Risk - The securities of companies with smaller market capitalization may fluctuate in price more sharply and trade less frequently and in lesser volume than more widely held securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

- Market Risk - Growth Securities - Certain equity securities ("growth securities") are purchased primarily because it is believed that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other types of stock. The market prices of growth securities are more sensitive to general market movements than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results). In addition, the Fund's investment strategies may lead to frequent changes in the Fund's investments (high portfolio turnover). Higher portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, and the realization of capital gains, which would be taxable to shareholders when distributed. See the "Financial Highlights" section for the Fund's historical portfolio turnover rate.

                                                       GMO SMALL CAP GROWTH FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                       SMALL CAP GROWTH FUND (%)
                                                                       -------------------------
1997                                                                             24.69
1998                                                                              5.79
1999                                                                             30.38
2000                                                                            -10.36
2001                                                                            -13.27
2002                                                                            -17.62

                        Highest Quarter: 26.98% (4Q1999)
                        Lowest Quarter: -24.62% (3Q2001)

             Year-to-Date (as of 3/31/03): -1.49%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002


---------------------------------------------------------------------------
                                1 YEAR    5 YEARS   10 YEARS   INCEPT.
---------------------------------------------------------------------------
 CLASS III                                                     12/31/96
---------------------------------------------------------------------------
 RETURN BEFORE TAXES            -18.44%    -2.65%       N/A       1.45%
---------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                 -18.44%   -11.94%       N/A      -7.21%
---------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                   -11.64%    -6.54%       N/A      -3.22%
---------------------------------------------------------------------------
 RUSSELL 2500 GROWTH INDEX      -29.09%    -3.19%       N/A      -0.41%
---------------------------------------------------------------------------


FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.50%(1)
  Redemption fee (as a percentage of amount redeemed)              0.50%(1)


  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.39%(2)
  Total annual operating expenses                                                           0.87%(2)
  Expense reimbursement                                                                     0.38%(2,3)
  Net annual expenses                                                                       0.49%(2)



(1) See "Purchase Premiums and Redemption Fees" on page 86 of this Prospectus for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive the purchase premium or redemption fee.


(2) "Other expenses" have been restated to reflect current fees.


(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 82 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                       --------------------------------------   --------------------------------------
                                       1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                       -------   -------   -------   --------   -------   -------   -------   --------
Class III                               $152      $345      $554      $1,157     $100      $288      $493      $1,082


       * After reimbursement

 GMO REAL ESTATE FUND
Fund Inception Date: 5/31/96

                                                                            FUND CODES
                                                              ---------------------------------------
                                                                         Ticker  Symbol      Cusip
                                                                         ------  ------   -----------
                                                              Class III  GMORX    REIT    362007 62 7

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in publicly-traded real estate stocks with market capitalizations greater than $100 million. Under normal circumstances, the Fund will invest at least 80% of its assets in real estate investment trusts ("REITs") and other real estate-related investments. REITs are managed vehicles that invest in real estate or real estate-related companies. The Manager defines real estate-related investments as investments by the Fund in companies whose principal activity involves the development, ownership, construction, management, or sale of real estate, companies with significant real estate holdings, and companies that provide products or services related to the real estate industry. The Fund invests typically in equity REITs and real estate-related operating companies, which own real estate directly; mortgage REITs, which make construction, development or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.



     The investment process for the Fund begins with a universe generally represented by the Morgan Stanley REIT Index, the Fund's benchmark. The Manager selects stocks from the universe using proprietary quantitative applications to identify stocks that the Manager believes to be undervalued relative to their prices. The Fund's portfolio is then constructed using a proprietary technique through which the Manager attempts to control risk by adjusting sector weights. The Manager seeks to manage the Fund with low risk relative to its benchmark.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Morgan Stanley REIT Index, an independently maintained and published equity real estate index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Because a fundamental policy of the Fund is to concentrate its assets in real estate-related securities, the value of the Fund's portfolio can be expected to change in light of factors affecting the real estate industry, and may fluctuate more widely than the value of a portfolio that consists of securities from a broader range of industries. Factors affecting the performance of real estate may include the supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The performance of real estate may also be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and/or to maintain exempt status under the Investment Company Act of 1940.



     In addition, following is a brief summary of the other principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Focused Investment Risk - Focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which makes significant investments in real estate-related securities, making the Fund more susceptible to economic, market, political and other developments affecting real estate-related industries.



     Additional principal risks of an investment in the Fund include Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments in companies with small capitalization), Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                            GMO REAL ESTATE FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                             REIT FUND (%)
                                                                             -------------
1997                                                                             19.35
1998                                                                            -24.36
1999                                                                             -4.66
2000                                                                             28.83
2001                                                                              9.71
2002                                                                              2.17

                        Highest Quarter: 12.08% (2Q2000)
                        Lowest Quarter: -16.27% (3Q1998)

             Year-to-Date (as of 3/31/03): 0.37%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      5/31/96
----------------------------------------------------------------------------
 RETURN BEFORE TAXES               2.17%    0.82%        N/A       7.32%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    0.58%   -1.17%        N/A       4.95%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                      1.38%   -0.32%        N/A       4.83%
----------------------------------------------------------------------------
 S&P 500 INDEX(a)                -22.10%   -0.59%        N/A       5.83%
----------------------------------------------------------------------------
 MORGAN STANLEY REIT INDEX(b)      3.64%    3.30%        N/A       9.48%
----------------------------------------------------------------------------


(a) The S&P 500 Index, a U.S. large capitalization stock index, is independently maintained and published by Standard & Poor's.

(b) Fund's benchmark.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.54%(1)
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.05%(2)
  Total annual operating expenses                                                           0.74%(1,2)
  Expense reimbursement                                                                     0.05%(2,3)
  Net annual expenses                                                                       0.69%(1,2)



(1) The Manager has temporarily agreed to waive 0.21% of the Fund's management fee. As a result, the Fund will incur management fees at the annual rate of 0.33% of the Fund's average daily net assets, resulting in estimated net annual expenses of 0.48% of the Fund's average daily net assets. The Manager may terminate this waiver at any time with notice to shareholders. This waiver is in addition to the Manager's contractual agreement to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 (see note 3 below).


(2) "Other expenses" have been restated to reflect current fees.


(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 82 of this Prospectus) exceed 0.54% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS    5 YEARS    10 YEARS
                                                              -------   -------    -------    --------
Class III                                                       $70       $232       $407       $914



       *Costs in first year reduced for Manager's expense reimbursement, but not temporary waiver of management fee. If costs in first year were also reduced by this temporary waiver, the costs would be $49 for 1 year, $210 for 3 years, $386 for 5 years, and $894 for 10 years.

 GMO TAX-MANAGED U.S. EQUITIES FUND
Fund Inception Date: 7/23/98

                                                                            FUND CODES
                                                              ---------------------------------------
                                                                         Ticker  Symbol      Cusip
                                                                         ------  ------   -----------
                                                              Class III  GTMUX    N/A     362008 71 6

INVESTMENT OBJECTIVE
     High after-tax total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund is a structured portfolio that uses fundamental investment principles and quantitative applications integrated with tax management techniques to provide broad exposure to the U.S. equity market for the tax-paying investor. The Fund typically makes equity investments in companies chosen from a universe represented by the largest 600 capitalized stocks in the U.S. market. Under normal circumstances, the Fund will invest at least 80% of its assets in equity investments tied economically to the U.S.



     The Fund uses quantitative models to forecast the future returns and risks of individual stocks. The Fund uses two value-based stock selection disciplines in the portfolio: (1) price to intrinsic value (using the Manager's proprietary dividend discount model), and (2) price to normalized earnings (weighted average of a company's earnings over a 36-month period, which is a traditional value technique intended to keep companies whose earnings are either significantly above or below the weighted average from being over/underweighted in a portfolio); and a momentum-based stock selection discipline. The models take as input historical, current, and future estimates of financial data and relate this data to future return patterns. The Manager evaluates each stock monthly versus its history and versus other stocks within the universe. The Manager attempts to balance the Fund's portfolio between different stock selection styles in order to manage the Fund with low risk relative to the Fund's benchmark.



     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control simultaneously both risk and taxes. Each discipline is associated with an appropriate holding period. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio. The Manager attempts to control risk by adjusting industry sector weights, market capitalization groups, and style sectors including growth, quality, and cyclical exposure. When practicable, the Manager attempts to control taxes by actively seeking to offset realized capital gains with realized capital losses, and by seeking to minimize the amount of realized short-term capital gains generated by portfolio transactions. The Manager considers the tax effects of a proposed trade in conjunction with the return forecast of the identified stocks, and their potential contribution to the overall portfolio. Trading costs and liquidity are considered before portfolio revisions are executed, and trades are restricted to a limited percentage of daily trading volume in order to minimize market impact. Trades are executed using a proprietary trading model.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK

     The Fund's benchmark is the S&P 500 Index (after tax), computed by the Manager by adjusting the return of the S&P 500 Index by its tax cost. The Manager estimates the S&P 500 Index's tax cost by applying the maximum historical applicable individual federal tax rate to the S&P 500 Index's dividend yield and to its estimated short-term and long-term realized capital gains (losses) (arising from changes in the constituents of the S&P 500 Index). The S&P 500 Index is a U.S. large capitalization stock index, independently maintained and published by Standard & Poor's.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques, including the Manager's tax management techniques, fail to produce desired results).

                                             GMO TAX -MANAGED U.S. EQUITIES FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


               ANNUAL TOTAL RETURN/Class III Shares (Before Tax)
                            Years Ending December 31
[GRAPH]

                                                                  TAX-MANAGED U.S. EQUITIES FUND (%)
                                                                  ----------------------------------
1999                                                                             16.96
2000                                                                              3.21
2001                                                                             -9.77
2002                                                                            -19.69

                        Highest Quarter: 15.80% (4Q1999)
                        Lowest Quarter: -17.54% (3Q2002)

             Year-to-Date (as of 3/31/03): -5.62%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      7/23/98
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -19.69%     N/A       N/A        -0.94%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -20.08%     N/A       N/A        -1.42%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    -12.08%     N/A       N/A        -0.96%
----------------------------------------------------------------------------
 S&P 500 INDEX                   -22.10%     N/A       N/A        -4.36%
----------------------------------------------------------------------------
 S&P 500 INDEX (AFTER TAX)(a)    -22.32%     N/A       N/A        -4.80%
----------------------------------------------------------------------------

(a) Fund's benchmark (computed by the Manager).

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.17%(1)
  Total annual operating expenses                                                           0.65%(1)
  Expense reimbursement                                                                     0.16%(1,2)
  Net annual expenses                                                                       0.49%(1)



(1) "Other expenses" have been restated to reflect current fees.


(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Funds total annual operating expenses (not including shareholder service fees and certain other expenses described on page 82 of this Prospectus) exceed 0.33% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $50      $192      $346       $795


       * After reimbursement

 GMO TAX-MANAGED SMALL
    COMPANIES FUND
Fund Inception Date: 6/1/99

                                                                              FUND CODES
                                                              ------------------------------------------
                                                                         Ticker   Symbol        Cusip
                                                                         ------  ---------   -----------
                                                              Class III  GTMSX   TxMngSmCo   362008 62 5

INVESTMENT OBJECTIVE
     Maximize after-tax total return.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund is a structured portfolio that uses fundamental investment principles and quantitative applications integrated with tax management techniques to provide U.S. small company equity exposure for the tax-paying investor. The Fund typically makes equity investments in companies chosen from a universe represented by the 3,000 (excluding the top 500) largest capitalized stocks in the U.S. market ("small companies"). Under normal circumstances, the Fund will invest at least 80% of its assets in investments in small companies.


     The Fund uses quantitative models to forecast the future returns and risks of individual stocks. The Fund uses two value-based stock selection disciplines in the portfolio: (1) price to intrinsic value (using the Manager's proprietary dividend discount model), and (2) price to normalized earnings (weighted average of a company's earnings over a 36-month period, which is a traditional value technique intended to keep companies whose earnings are either significantly above or below the weighted average from being over/underweighted in a portfolio); and a momentum-based stock selection discipline. The models take as input historical, current, and future estimates of financial data and relate this data to future return patterns. The Manager evaluates each stock monthly versus its history and versus other stocks within the universe. The Manager attempts to balance the Fund's portfolio between different stock selection styles in order to manage the Fund with moderate risk relative to the Fund's benchmark.



     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control simultaneously both risk and taxes. Each discipline is associated with an appropriate holding period. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio. The Manager attempts to control risk by adjusting industry sector weights, market capitalization groups, and style sectors including growth, quality, and cyclical exposure. When practicable, the Manager attempts to control taxes by actively seeking to offset realized capital gains with realized capital losses, and by seeking to minimize the amount of realized short-term capital gains generated by portfolio transactions. The Manager considers the tax effects of a proposed trade in conjunction with the return forecast of the identified stocks, and their potential contribution to the overall portfolio. Trading costs and liquidity are considered before portfolio revisions are executed, and trades are restricted to a limited percentage of daily trading volume in order to minimize market impact. Trades are executed using a proprietary trading model.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK

     The Fund's benchmark is the Russell 2500 Index (after tax), computed by the Manager by adjusting the return of the Russell 2500 Index by its tax cost, which is estimated by the Manager by applying the maximum historical applicable individual federal income tax rate to the Russell 2500 Index's dividend yield. The Russell 2500 Index is independently maintained and published by Frank Russell Company and composed of the 2,500 smallest companies in the Russell 3000 Index (which in turn measures the performance of the 3,000 largest U.S. companies based on total market capitalization; these 3,000 companies represent approximately 98% of the investable U.S. equity market), which represents approximately 17% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of companies in the Russell 2500 Index was approximately $821 million; the median market capitalization was approximately $519 million; and the largest company in the Russell 2500 Index had a market capitalization of approximately $3.5 billion.


PRINCIPAL RISKS OF INVESTING IN THE FUND
     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Summary of Principal Risks" on page 76.

- Smaller Company Risk - The securities of companies with smaller market capitalization may fluctuate in price more sharply and trade less frequently and in lesser volume than more widely held securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques, including the Manager's tax management techniques, fail to produce desired results).

                                             GMO TAX-MANAGED SMALL
                                                COMPANIES FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


               ANNUAL TOTAL RETURN/Class III Shares (Before Tax)
                            Year Ending December 31
[GRAPH]

                                                                 TAX-MANAGED SMALL COMPANIES FUND (%)
                                                                 ------------------------------------
2000                                                                              7.79
2001                                                                              9.27
2002                                                                             -9.24

                        Highest Quarter: 14.26% (4Q2001)
                        Lowest Quarter: -18.57% (3Q2002)

             Year-to-Date (as of 3/31/03): -4.79%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                       6/1/99
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -9.70%      N/A        N/A       1.73%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -10.06%      N/A        N/A       1.24%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     -6.13%      N/A        N/A       1.12%
----------------------------------------------------------------------------
 RUSSELL 2500 INDEX              -17.79%      N/A        N/A       0.70%
----------------------------------------------------------------------------
 RUSSELL 2500 INDEX (AFTER
  TAX)(a)                        -18.26%      N/A        N/A       0.14%
----------------------------------------------------------------------------

(a) Fund's benchmark (computed by the Manager).

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.50%(1)


  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.55%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.21%(2)
  Total annual operating expenses                                                           0.91%(2)
  Expense reimbursement                                                                     0.20%(2,3)
  Net annual expenses                                                                       0.71%(2)



(1) See "Purchase Premiums and Redemption Fees" on page 86 of this Prospectus for a more detailed discussion of the Fund's purchase premium, including the circumstances under which the Manager may waive the purchase premium.


(2) "Other expenses" have been restated to reflect current fees.


(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 82 of this Prospectus) exceed 0.55% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                      $122      $319      $532      $1,146


       * After reimbursement

                           INTERNATIONAL EQUITY FUNDS

     The International Equity Funds include Funds that invest in developed foreign markets only and Funds that invest to varying degrees in emerging foreign markets. Emerging Markets Fund, Emerging Countries Fund and Asia Fund (together, the "Emerging Markets Funds") primarily make investments in emerging countries (also referred to in this Prospectus as emerging markets) located in Asia, Latin America, Europe, the Middle East, and Africa. The emerging countries (or emerging markets) in which these Funds invest may differ from those in which certain Fixed Income Funds invest.
 GMO INTERNATIONAL DISCIPLINED
    EQUITY FUND
Fund Inception Date: 1/29/02

                                                                              FUND CODES
                                                              ------------------------------------------
                                                                         Ticker    Symbol       Cusip
                                                                         ------  ----------  -----------
                                                              Class III  GIDEX   IntlDiscEq  362008 56 7

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically invests in a diversified portfolio of equity investments from the world's developed markets outside of the United States. Under normal circumstances, the Fund will invest at least 80% of its assets in equity investments. The Manager uses quantitative models to forecast the future returns and risks of individual stocks, countries, and currencies. The models take as input historical, current, and future estimates of financial data and relate this data to future return patterns. For stock selection, the Manager considers factors such as valuation, firm quality, and momentum. Valuation factors include price-to-earnings, price-to-book, price-to-cash flow, dividend yield, and price-to-sales. Quality factors include debt-to-equity, return-on-equity, return-on-sales, and the historical stability of those factors. Momentum factors include price performance, earnings revisions, and growth in earnings, sales, and dividends. For country modeling, factors considered by the Manager include stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness as defined by currency valuation. For currency forecasting, the Manager considers factors such as export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies. The Manager incorporates these factors in proprietary models, including a dividend discount model that combines all three style factors (growth, quality, and valuation). In using these models to construct the Fund's portfolio, the Manager generally expects that stock selection will be slightly tilted toward value stocks and away from growth stocks.



     The Fund's portfolio is constructed using a quantitative optimization process that weighs the trade-off between a stock's predicted performance against criteria of risk control, trading costs, and liquidity. The Manager seeks to limit risk relative to the Fund's benchmark by using a blend of valuation- and momentum-based stock selection strategies. Exposure to market capitalization bands will also be controlled relative to the Fund's benchmark. The Manager seeks to manage the Fund with a low level of risk relative to the benchmark.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia and Far
East), a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.



- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.



- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.


- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that market does not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the
Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                   GMO INTERNATIONAL DISCIPLINED
                                                                     EQUITY FUND

PERFORMANCE
     As of the date of this Prospectus, the Fund had not yet completed a full calendar year of operations.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III   CLASS IV
  ------------------------------------------------------------------------------------------------------------
  Management fee                                                                            0.40%       0.40%
  Shareholder service fee                                                                   0.15%       0.09%
  Other expenses                                                                            0.40%(1)    0.40%(1)
  Total annual operating expenses                                                           0.95%(1)    0.89%(1)
  Expense reimbursement                                                                     0.40%(1,2)   0.40%(1,2)
  Net annual expenses                                                                       0.55%(1)    0.49%(1)



(1) "Other expenses" have been restated to reflect current fees.


(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder services fees and certain other expenses described on page 82 of this Prospectus) exceed 0.40% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $56      $263      $486      $1,130
Class IV                                                        $50      $244      $454      $1,059


       * After reimbursement

 GMO INTERNATIONAL INTRINSIC VALUE FUND
Fund Inception Date: 3/31/87

                                                                               FUND CODES
                                                              --------------------------------------------
                                                                         Ticker     Symbol        Cusip
                                                                         ------  ------------  -----------
                                                              Class II   GMICX   IntlIntrVal   362007 20 5
                                                              Class III  GMOIX   IntlIntrVal   362007 30 4
                                                              Class IV   GMCFX   IntlIntrVal   362008 83 1

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies chosen from the MSCI EAFE Index (Europe, Australasia, Far East) universe plus Canada (approximately 2,500 stocks). The Manager uses quantitative models to forecast the future returns and risks of individual stocks, countries, and currencies. The models take as input historical, current, and future estimates of financial data and relate this data to future return patterns. For stock selection, the Manager considers factors such as valuation, firm quality, and momentum. Valuation factors include price-to-earnings, price-to-book, price-to-cash flow, dividend yield, and price-to-sales. Quality factors include debt-to-equity, return-on-equity, return-on-sales, and the historical stability of those factors. Momentum factors include price performance, earnings revisions, and growth in earnings, sales, and dividends. For country modeling, factors considered by the Manager include stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness as defined by currency valuation. For currency forecasting, the Manager considers factors such as export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies. The Manager incorporates these factors in proprietary models, including a dividend discount model that combines all three style factors (growth, quality, and valuation). In using these models to construct the Fund's portfolio, the Manager generally expects that stock selection will be significantly tilted toward value stocks and away from growth stocks.



     The Fund's portfolio is constructed using an optimization process that weighs the trade-off between a stock's return forecast and its contribution to the risk of the portfolio in comparison to the Fund's benchmark. Buy and sell candidates are analyzed for volume constraints (liquidity) and transaction costs, and trading impact is considered. The Manager seeks to control risk relative to the Fund's benchmark.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

BENCHMARK

     The Fund's benchmark is the Citigroup (f/k/a Salomon Smith Barney) Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Value Style Index, an independently maintained and published index composed of stocks in the EPAC regions of the PMI that have a value style. The PMI is the large-capitalization stock component of the Citigroup (f/k/a Salomon Smith Barney) Broad Market Index ("BMI")(which includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates.



- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.


- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling underlying Fund investments), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                          GMO INTERNATIONAL INTRINSIC VALUE FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of two broad-based indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative indexes do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                 INTERNATIONAL INTRINSIC VALUE FUND(%)
                                                                 -------------------------------------
1993                                                                             39.96
1994                                                                              4.15
1995                                                                             10.32
1996                                                                              9.55
1997                                                                              0.92
1998                                                                             13.60
1999                                                                             14.62
2000                                                                             -1.40
2001                                                                            -12.11
2002                                                                             -0.59

                        Highest Quarter: 16.70% (1Q1998)
                        Lowest Quarter: -15.14% (3Q1998)

             Year-to-Date (as of 3/31/03): -4.97%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002


----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS II                                                       9/26/96
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -0.70%    2.23%        N/A       2.83%
----------------------------------------------------------------------------
 CITIGROUP PMI EPAC VALUE STYLE
  INDEX(a)                       -13.08%   -0.89%        N/A       0.19%
----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)              -15.94%   -2.89%        N/A      -1.71%
----------------------------------------------------------------------------
 CLASS III                                                      3/31/87
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -0.59%    2.32%      7.15%       7.45%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   -2.11%    0.27%      4.89%       5.47%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     -0.36%    1.29%      5.21%       5.57%
----------------------------------------------------------------------------
 CITIGROUP PMI EPAC VALUE STYLE
  INDEX(a)                       -13.08%   -0.89%      6.02%         N/A
----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)              -15.94%   -2.89%      4.00%       3.03%
----------------------------------------------------------------------------
 CLASS IV                                                        1/9/98
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -0.56%      N/A        N/A       2.98%
----------------------------------------------------------------------------
 CITIGROUP PMI EPAC VALUE STYLE
  INDEX(a)                       -13.08%      N/A        N/A      -0.31%
----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)              -15.94%      N/A        N/A      -2.37%
----------------------------------------------------------------------------


(a) Fund's benchmark.

(b) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.


FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS II   CLASS III   CLASS IV
  -----------------------------------------------------------------------------------------------------------------------
  Management fee                                                                            0.54%      0.54%       0.54%
  Shareholder service fee                                                                   0.22%      0.15%       0.09%
  Other expenses                                                                            0.10%(1)   0.10%(1)    0.10%(1)
  Total annual operating expenses                                                           0.86%(1)   0.79%(1)    0.73%(1)
  Expense reimbursement                                                                     0.10%(1,2)   0.10%(1,2)   0.10%(1,2)
  Net annual expenses                                                                       0.76%(1)   0.69%(1)    0.63%(1)



(1) "Other expenses" have been restated to reflect current fees.


(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 82 of this Prospectus) exceed 0.54% of the Fund's average daily net assets.


EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class II                                                        $78      $264      $467      $1,052
Class III                                                       $70      $242      $429      $  969
Class IV                                                        $64      $223      $396      $  897


       * After reimbursement

 GMO INTERNATIONAL GROWTH FUND
Fund Inception Date: 11/30/01

                                                                              FUND CODES
                                                              ------------------------------------------
                                                                         Ticker    Symbol       Cusip
                                                                         ------  ----------  -----------
                                                              Class III  GIIIX   IntlGrowth  362008 57 5

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies chosen from the MSCI EAFE Index (Europe, Australasia, Far East) universe plus Canada (approximately 2,500 stocks). The Manager attempts to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks, including that
1) the pricing of true franchise growth companies does not reflect their ability to maintain superior growth farther into the future and 2) investors react slowly to improving fundamentals, and hence there is medium term continuation of superior price and earnings performance. The Manager uses fundamental investment principles and quantitative applications to select stocks using two disciplines. The first discipline is price and earnings momentum. The Manager believes momentum measures are key leading indicators of growth since historical analysis shows that stocks with recent strong price performance and upgrades to analyst estimates have superior growth prospects that are not fully captured in the current price. The second discipline uses the Manager's proprietary dividend discount model to assess an issuer's franchise quality based on current and historical accounting data. The Manager uses this discipline to identify those growth companies that the Manager believes are selling at a discount to their franchise value. The Fund intends to maintain diversification across countries. Bottom up security selection will tilt the portfolio towards those countries where growth prospects are highest or which are most undervalued. In addition the Manager will consider top down factors that may influence the growth potential of a particular country, such as currency valuation.



     The Fund's portfolio is constructed using a quantitative optimization process which trades off predicted performance against criteria of risk control, trading costs, and liquidity.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use exchange-traded and over-the-counter derivatives and related instruments to (i) hedge equity exposure; (ii) replace direct investing;
(iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

BENCHMARK

     The Fund's benchmark is the Citigroup (f/k/a Salomon Smith Barney) Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Growth Style Index, an independently maintained and published index composed of stocks in the EPAC regions of the PMI that have a growth style. The PMI is the large-capitalization stock component of the Citigroup (f/k/a Salomon Smith Barney) Broad Market Index ("BMI") (which includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

- Market Risk - Growth Securities - Certain equity securities ("growth securities") are purchased primarily because the Manager believes that they will experience relatively rapid earnings growth. Growth securities are often more sensitive to market fluctuations, since their market prices tend to place greater emphasis on future earnings expectations.


- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.


- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                   GMO INTERNATIONAL GROWTH FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund's annual total return for the period shown, and by comparing the Fund's average annual total return for the calendar period shown with those of two broad-based indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares

                            Year Ending December 31

[Graph]

2002                                                                            -10.52

                        Highest Quarter: 7.40% (4Q2002)
                        Lowest Quarter: -16.44% (3Q2002)

             Year-to-Date (as of 3/31/03): -5.94%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002


----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      11/30/01
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -10.52%      N/A        N/A      -7.92%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -11.67%      N/A        N/A      -9.02%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     -6.46%      N/A        N/A      -6.86%
----------------------------------------------------------------------------
 CITIGROUP PMI EPAC GROWTH
  STYLE INDEX(a)                 -17.94%      N/A        N/A     -15.87%
----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)              -15.94%      N/A        N/A     -14.34%
----------------------------------------------------------------------------


(a) Fund's benchmark.

(b) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.


FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.54%
  Shareholder service fee                                                                   0.15%
  Other expenses                                                                            0.23%(1)
  Total annual operating expenses                                                           0.92%(1)
  Expense reimbursement                                                                     0.23%(1,2)
  Net annual expenses                                                                       0.69%(1)



(1) "Other expenses" have been restated to reflect current fees.


(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 82 of this Prospectus) exceed 0.54% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $70      $270      $487      $1,110


       * After reimbursement

 GMO CURRENCY HEDGED
    INTERNATIONAL EQUITY FUND
Fund Inception Date: 6/30/95

                                                                              FUND CODES
                                                              ------------------------------------------
                                                                         Ticker    Symbol       Cusip
                                                                         ------  ----------  -----------
                                                              Class III  GMOCX   CurHgIntEq  362007 58 5


INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests to varying extents in other GMO Funds ("underlying Funds"), including International Disciplined Equity Fund, International Intrinsic Value Fund, and International Growth Fund. Under normal circumstances, the Fund will invest at least 80% of its assets in equity investments. The Fund's assets are allocated among the underlying Funds based on the Manager's analysis of the relative attractiveness of value versus growth investing styles, measured primarily by the discount at which value stocks trade relative to growth stocks generally, as well as on the Manager's predicted returns of the two styles in the markets. In a value/growth neutral position, the Manager will allocate assets among the underlying Funds based on the Manager's evaluation of
(i) the underlying Funds' investments in individual stocks; (ii) the underlying Funds' weighting of investments in particular countries or regions; and (iii) the expected costs of investment alternatives. The Manager uses fundamental investment principles and quantitative applications to create forecasted returns for currencies, examining factors such as relative valuations, export and producer price parity, balance of payments, and interest rates. The Manager seeks to control risk relative to the Fund's benchmark. The Fund will look through to the underlying Funds' holdings to measure base currency exposure and then will attempt to hedge at least 70% of the foreign currency exposure in the underlying funds' investments back to the U.S. dollar. In addition, the Fund may take active positions relative to a fully hedged benchmark.



     The underlying Funds' portfolios are constructed using optimization processes that consider predicted performance, risk control, trading costs, and liquidity.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund intends to (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts.

BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, Far East) (Hedged), a large capitalization international stock index that is currency-hedged into U.S. dollars, which is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.


- Fund of Funds Risk - Because the Fund invests in other Funds, the most significant risk of an investment in the Fund is the risk that one or more underlying Funds will not perform as expected or will underperform other similar Funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.


- Market Risk - Equity Securities - Investments by underlying Funds in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects underlying Funds to unpredictable declines in the value of their shares, as well as periods of poor performance.



- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments.



     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives creates risks different from, or greater than, risks associated with direct investments in securities and other investments), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling investments), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments may adversely affect the value of such holdings), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                             GMO CURRENCY HEDGED
                                                       INTERNATIONAL EQUITY FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of two broad-based indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indexes do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Bar Graph]

                                                              CURRENCY HEDGED INTERNATIONAL EQUITY FUND (%)
                                                              ---------------------------------------------
1996                                                                               15.28
1997                                                                               12.90
1998                                                                                7.29
1999                                                                               20.91
2000                                                                                9.89
2001                                                                               -5.27
2002                                                                              -14.26

                        Highest Quarter: 17.38% (1Q1998)
                        Lowest Quarter: -19.29% (3Q1998)

             Year-to-Date (as of 3/31/03): -7.04%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002

-----------------------------------------------------------------------
                               1 YEAR    5 YEARS   10 YEARS    INCEPT.
-----------------------------------------------------------------------
 CLASS III                                                     6/30/95
-----------------------------------------------------------------------
 RETURN BEFORE TAXES           -14.26%     2.97%       N/A       7.36%
-----------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                -15.44%    -2.50%       N/A       2.10%
-----------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                   -8.58%     0.22%       N/A       3.81%
-----------------------------------------------------------------------
 MSCI EAFE INDEX(a)            -15.94%    -2.89%       N/A       0.14%
-----------------------------------------------------------------------
 MSCI EAFE INDEX (HEDGED)(b)   -27.43%    -1.96%       N/A       4.86%
-----------------------------------------------------------------------


(a) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

(b) Fund's benchmark.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.54%
  Shareholder service fee                                          0.15%(1)
  Other expenses                                                   1.31%(2,3)
  Total annual operating expenses                                  2.00%(2,3)
  Expense reimbursement                                            1.30%(2,3,4)
  Net annual expenses                                              0.70%(2,3)



(1) The Manager will reimburse the Fund for all shareholder service fees borne by the Fund as a result of investing in underlying Funds, so that the aggregate of direct and indirect shareholder service fees borne by shareholders of the Fund will not exceed 0.15%.


(2) The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in underlying Funds. As described in note 4 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.64% and 0.00%, respectively, for Class III shares. Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(3) "Other expenses" have been restated to reflect current fees.


(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 82 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.54% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through June 30, 2004 to the extent that the sum of (i) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (ii) the amount of fees and expenses incurred indirectly by the Fund through its investment in underlying Funds (excluding these Funds' Excluded Fund Fees and Expenses), exceeds 0.54% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.54% of the Fund's average daily net assets.


EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $72      $501      $957      $2,222


       * After reimbursement

 GMO FOREIGN FUND
Fund Inception Date: 6/28/96

                                                                            FUND CODES
                                                              --------------------------------------
                                                                         Ticker  Symbol     Cusip
                                                                         ------  ------  -----------
                                                              Class II   GMFRX   Foreign 362007 56 9
                                                              Class III  GMOFX   Foreign 362007 55 1
                                                              Class IV   GMFFX   Foreign 362008 82 3

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in non-U.S. companies, including any of the companies in developed and emerging markets listed in the MSCI database (approximately 4,000 companies). Under normal circumstances, the Fund will invest at least 80% of its assets in investments tied economically to countries outside the United States. The Manager uses fundamental investment principles and quantitative applications to analyze issuers and country economics and build a structured value international equity portfolio. Country weights are determined by sorting countries on value measures, including price to fair value (using the Manager's dividend discount model), market price to earnings and price to book ratios, which are first determined at the issuer level and then aggregated to provide value measures at the country level. The Manager uses the resulting cumulative value score and fundamental analysis to determine over- and under-weight positions relative to the Fund's benchmark for each country. The Manager then sorts companies by value measures within countries, including price to earnings, price to book, price to cash flow, and yield, and selects individual stocks by applying its fundamental analysis. This analysis includes a review of the sector, publicly available company information, and discussions with company management, with a focus on companies that rank attractively in any of these four measures and fall into the lowest third in terms of valuation. Asset growth (resulting from purchases of shares of the Fund) and portfolio turnover are controlled to safeguard value added.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may be exposed to emerging markets, but these investments will generally comprise 10% or less of the Fund's assets. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swaps, to adjust its foreign currency exposure.

BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia and Far
East), a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. Emerging markets issuers are subject to these risks and other risks greater than or in addition to the risks to which U.S. or more developed foreign country issuers are subject.


- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include, Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                                GMO FOREIGN FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


     The Fund commenced operations as a registered investment company on June 28, 1996. Prior to that date, the Fund operated as a private investment pool with investment objectives, policies and guidelines that were substantially the same as those of the Fund. Performance of Class III Shares prior to June 28, 1996 is that of the private investment pool and reflects the pool's higher annual operating expenses. The pool was not registered as an investment company and therefore was not subject to certain restrictions imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code. Had the pool been subject to these restrictions, its performance may have been adversely affected.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Bar Graph]

                                                                           FOREIGN FUND (%)
                                                                           ----------------
1993                                                                             41.18
1994                                                                              6.50
1995                                                                             13.85
1996                                                                             14.32
1997                                                                              6.86
1998                                                                             13.95
1999                                                                             28.96
2000                                                                             -6.53
2001                                                                            -10.10
2002                                                                             -5.74

                        Highest Quarter: 16.90% (4Q1998)
                        Lowest Quarter: -16.25% (3Q2002)

             Year-to-Date (as of 3/31/03): -5.91%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002

-----------------------------------------------------------------------
                               1 YEAR    5 YEARS   10 YEARS    INCEPT.
-----------------------------------------------------------------------
 CLASS II                                                      9/30/96
-----------------------------------------------------------------------
 RETURN BEFORE TAXES            -5.75%     3.03%       N/A       4.61%
-----------------------------------------------------------------------
 MSCI EAFE INDEX               -15.94%    -2.89%       N/A      -1.80%
-----------------------------------------------------------------------
 CLASS III*                                                    8/31/84
-----------------------------------------------------------------------
 RETURN BEFORE TAXES            -5.74%     3.08%     9.31%      13.95%
-----------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                 -6.40%     1.40%    N/A(#)      N/A(#)
-----------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                   -3.50%     2.28%    N/A(#)      N/A(#)
-----------------------------------------------------------------------
 MSCI EAFE INDEX               -15.94%    -2.89%     4.00%       9.67%
-----------------------------------------------------------------------
 CLASS IV                                                      1/9/98
-----------------------------------------------------------------------
 RETURN BEFORE TAXES            -5.67%     N/A         N/A       3.61%
-----------------------------------------------------------------------
 MSCI EAFE INDEX               -15.94%     N/A         N/A      -2.37%
-----------------------------------------------------------------------

(#) Information on the Fund's return after taxes is unavailable prior to June 28, 1996, the date the Fund commenced operations as a registered investment company.

(*) Performance information presented for the Class III Shares of the Fund is that of the Fund's predecessor for all periods prior to June 28, 1996.
FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS II   CLASS III   CLASS IV
  ----------------------------------------------------------------------------------------------
  Management fee                                                   0.60%      0.60%       0.60%
  Shareholder service fee                                          0.22%      0.15%       0.09%
  Other expenses                                                   0.09%(1)   0.09%(1)    0.09%(1)
  Total annual operating expenses                                  0.91%(1)   0.84%(1)    0.78%(1)
  Expense reimbursement                                            0.09%(1,2)   0.09%(1,2)   0.09%(1,2)
  Net annual expenses                                              0.82%(1)   0.75%(1)    0.69%(1)



(1) "Other expenses" have been restated to reflect current fees.


(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 82 of this Prospectus) exceed 0.60% of the Fund's average daily net assets.


EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class II                                                        $84      $281      $495      $1,111
Class III                                                       $77      $259      $457      $1,029
Class IV                                                        $70      $240      $424      $  958


       * After reimbursement

 GMO FOREIGN SMALL COMPANIES FUND
Fund Inception Date: 6/30/00


                                                                              FUND CODES
                                                              ------------------------------------------
                                                                         Ticker   Symbol       Cusip
                                                                         ------  ---------  ------------
                                                              Class III  GMFSX   ForSmCos    362008 61 7
                                                              Class IV   GFSFX   ForSmCos    362008 34 4


INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in smaller companies located or doing business outside of the U.S. Under normal circumstances, the Fund will invest at least 80% of its assets in investments in "small companies" tied economically to countries outside the United States. The Manager defines "small companies" to include the bottom 30% of the companies in a particular country as measured by total market capitalization. The market capitalization range of investments held by the Fund is generally within the market capitalization range of companies in the Fund's benchmark. The Manager principally uses fundamental investment principles as well as quantitative applications to analyze issuers and country economics and build a structured value international equity portfolio. Stocks are sorted by value measures, including price to earnings, price to book, price to cash flow, and yield. Stock selection is then driven by the Manager's fundamental analysis, including a review of the sector/industry, publicly available company information, and discussions with company management, with a focus on the companies that rank attractively in any of these four measures and fall into the lowest third in terms of valuation. Prior to selecting a specific stock, the Manager takes into account the relative size of the foreign market in which the issuer is located and the value prospects of that market.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may be exposed to emerging markets, but these investments will generally comprise 10% or less of the Fund's assets. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swaps, to adjust its foreign currency exposure.

BENCHMARK

     The Fund's benchmark is the Citigroup (f/k/a Salomon Smith Barney) Extended Market Index ("EMI") World ex-U.S. Index, an independently maintained and published index that is the small capitalization stock component of the Citigroup (f/k/a Salomon Smith Barney) Broad Market Index ("BMI"). The BMI includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million. The EMI represents the bottom 20% of available capital of the BMI in each country and includes 75% of the BMI issues. The Citigroup EMI World ex-U.S. Index excludes the stocks of U.S. companies included in the BMI.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.


- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate in price more sharply than other securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates.


- Liquidity Risk - The Fund's ability to purchase or sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions.


- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. Emerging markets issuers are subject to these risks and other risks greater than or in addition to the risks to which U.S. or more developed foreign country issuers are subject.


- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                GMO FOREIGN SMALL COMPANIES FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


     The Fund commenced operations as a registered investment company on June 30, 2000. Prior to that date, the Fund was operated as a portfolio of a private investment pool with investment objectives, policies and guidelines that were substantially the same as those of the Fund. Performance information for periods prior to June 30, 2000 is that of the private investment pool, restated to reflect the Fund's higher annual operating expenses. The pool was not registered as an investment company and therefore was not subject to certain restrictions imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code. Had the pool been subject to these restrictions, its performance may have been adversely affected.


     The Fund began offering a new class of shares, Class IV, on May 17, 2002. Class IV shares are invested in the same portfolio of securities as Class III shares. Annual returns would differ only to the extent Class IV shares and Class III shares do not have the same expenses.


                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[BAR GRAPH]

                                                                   FOREIGN SMALL COMPANIES FUND (%)
                                                                   --------------------------------
1996                                                                             22.09
1997                                                                             -3.80
1998                                                                              4.51
1999                                                                             41.52
2000                                                                             -7.74
2001                                                                              3.66
2002                                                                              2.63

                        Highest Quarter: 15.12% (4Q1998)
                        Lowest Quarter: -17.40% (3Q1998)

             Year-to-Date (as of 3/31/03): -3.70%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002


------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS    INCEPT.
------------------------------------------------------------------------
 CLASS III                                                      1/4/95*
------------------------------------------------------------------------
 RETURN BEFORE TAXES              2.63%    7.74%        N/A       7.98%
------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   2.15%   N/A(#)        N/A       N/A(#)
------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     1.61%   N/A(#)        N/A       N/A(#)
------------------------------------------------------------------------
 CITIGROUP EMI WORLD EX-U.S.
  INDEX                          -7.29%   -0.55%        N/A       0.09%
------------------------------------------------------------------------


(#) Information on the Fund's return after taxes is unavailable prior to June 30, 2000, the date the Fund commenced operations as a registered investment company.

* Performance information presented is that of the Fund's predecessor for all periods prior to June 30, 2000.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III   CLASS IV
  ------------------------------------------------------------------------------------
  Management fee                                                   0.70%       0.70%
  Shareholder service fee                                          0.15%       0.10%
  Other expenses                                                   0.15%(1)    0.15%(1)
  Total annual operating expenses                                  1.00%(1)    0.95%(1)
  Expense reimbursement                                            0.15%(1,2)   0.15%(1,2)
  Net annual expenses                                              0.85%(1)    0.80%(1)



(1) "Other expenses" have been restated to reflect current fees.


(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 82 of this Prospectus) exceed 0.70% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $87      $303      $538      $1,211
Class IV                                                        $82      $288      $511      $1,153


       * After reimbursement

 GMO INTERNATIONAL
    SMALL COMPANIES FUND
Fund Inception Date: 10/14/91

                                                                             FUND CODES
                                                              ----------------------------------------
                                                                         Ticker   Symbol      Cusip
                                                                         ------  --------  -----------
                                                              Class III  GMISX   IntSmCos  362007 52 8


INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in non-U.S. companies, including any of the companies in developed and emerging markets listed in the MSCI database. Under normal circumstances, the Fund will invest at least 80% of its assets in investments in "small companies." The Manager defines "small companies" to include those companies in the MSCI database that fall within the bottom 70% of companies within their country, when ranked by market capitalization. The Manager uses quantitative models to forecast the future returns and risks of individual stocks, countries, and currencies. The models take as input historical, current, and future estimates of financial data and relate this data to future return patterns. For stock selection, the Manager considers factors such as valuation, firm quality, and momentum. Valuation factors include price-to-earnings, price-to-book, price-to-cash flow, dividend yield, and price-to-sales. Quality factors include debt-to-equity, return-on-equity, return-on-sales, and the historical stability of those factors. Momentum factors include price performance, earnings revisions, and growth in earnings, sales, and dividends. For country modeling, factors considered by the Manager include stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness as defined by currency valuation. For currency forecasting, the Manager considers factors such as export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies. The Manager incorporates these factors in proprietary models, including a dividend discount model that combines all three style factors (growth, quality, and valuation). In using these models to construct the Fund's portfolio, the Manager generally expects that stock selection will be tilted toward value stocks and away from growth stocks.


     The Manager uses an optimization process to weigh the trade-off between a stock's return forecast and how much risk the stock adds to the portfolio, the risk and forecasted return of all active currency positions, and the risk of the entire portfolio relative to the Fund's benchmark.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may be exposed to emerging markets, but these investments will generally comprise 10% or less of the Fund's assets. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts to (i) hedge equity exposure;
(ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.


BENCHMARK

     The Fund's benchmark is the Citigroup (f/k/a Salomon Smith Barney) Extended Market Index ("EMI") World ex-U.S. Index, an independently maintained and published index, which is the small capitalization stock component of the Citigroup (f/k/a Salomon Smith Barney) Broad Market Index ("BMI"). The BMI includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million. The EMI represents the bottom 20% of available capital of the BMI in each country and includes 75% of the BMI issues. The Citigroup EMI World ex-U.S. Index excludes the stocks of U.S. companies included in the BMI.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.


- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate in price more sharply than other securities.

- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. Emerging markets issuers are subject to these risks and other risks greater than or in addition to the risks to which U.S. or more developed foreign country issuers are subject.


- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that market does not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the
Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                               GMO INTERNATIONAL
                                                            SMALL COMPANIES FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[BAR GRAPH]

                                                              GMO INTERNATIONAL SMALL COMPANIES FUND (%)
                                                              ------------------------------------------
1993                                                                             54.95
1994                                                                              4.74
1995                                                                              4.91
1996                                                                              9.84
1997                                                                             -3.54
1998                                                                              8.50
1999                                                                             11.00
2000                                                                              2.78
2001                                                                             -6.70
2002                                                                             -1.25

                        Highest Quarter: 17.13% (1Q1998)
                        Lowest Quarter: -17.55% (3Q2002)

             Year-to-Date (as of 3/31/02): -4.48%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002


------------------------------------------------------------------------
                                1 YEAR   5 YEARS   10 YEARS    INCEPT.
------------------------------------------------------------------------
 CLASS III                                                     10/14/91
------------------------------------------------------------------------
 RETURN BEFORE TAXES            -2.43%    2.42%     7.35%         5.32%
------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                 -3.52%    0.83%     5.67%         3.72%
------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                   -1.93%    1.36%     5.59%         3.85%
------------------------------------------------------------------------
 CITIGROUP EMI WORLD EX-U.S.
  INDEX                         -7.29%   -0.55%     3.53%         1.60%
------------------------------------------------------------------------


FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.60%(1)
  Redemption fee (as a percentage of amount redeemed)              0.60%(1)


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net asset)                                       CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.60%
  Shareholder service fee                                          0.15%
  Other expenses                                                   0.17%(2)
  Total annual operating expenses                                  0.92%(2)
  Expense reimbursement                                            0.17%(2,3)
  Net annual expenses                                              0.75%(2)



(1) See "Purchase Premiums and Redemption Fees" on page 86 of this Prospectus for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive the purchase premium or redemption fee.


(2) "Other expenses" have been restated to reflect current fees.


(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees and certain other expenses described on page 82 of this Prospectus) exceed 0.60% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                       --------------------------------------   --------------------------------------
                                       1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                       -------   -------   -------   --------   -------   -------   -------   --------
Class III                               $198      $402      $623      $1,258     $136      $335      $550      $1,169


            * After reimbursement

 GMO EMERGING MARKETS FUND
Fund Inception Date: 12/9/93


                                                                             FUND CODES
                                                              ----------------------------------------
                                                                         Ticker   Symbol      Cusip
                                                                         ------  --------  -----------
                                                              Class III  GMOEX   EmergMkt  362007 60 1
                                                              Class IV   GMEFX   EmergMkt  362008 79 9





INVESTMENT OBJECTIVE
    High total return.

PRINCIPAL INVESTMENT STRATEGIES


     The Fund typically makes equity investments in companies traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe. Under normal circumstances, the Fund will invest at least 80% of its assets in investments tied economically to "emerging markets." The Manager defines "emerging markets" to be countries which are not included in a "developed markets" index, such as the MSCI EAFE Index (Europe, Australasia, and Far East). The Manager uses fundamental investment principles and quantitative applications to build a value-oriented emerging market equity portfolio that the Manager believes can best exploit major inefficiencies between and within various emerging markets. Quantitative models used by the Manager analyze historic, current and projected financial characteristics and relate them to predicted future return patterns for countries, securities and sectors. The Manager begins with a quantitative top down analysis at the country level based on a set of value, momentum/reversal, macroeconomic and currency models, including risk and growth adjusted price-to-earnings, market momentum, GDP trends, and a currency fair value model based on real effective exchange rates. Quantitative results are overlayed by fundamental analysis of factors such as market conditions, long term trends, paradigm shifts, and other opportunities that a strict quantitative approach would potentially miss. The Manager employs a similar process at the individual stock level, considering factors such as price-to-book, quality, and forecast earnings momentum. Finally, sectors are analyzed at both a global and market level based on similar measures of valuation, in addition to economic sensitivities and industrial trends. On an on-going basis, the Manager monitors the economic and political conditions of the various securities markets and adjusts its strategies as markets develop or encounter setbacks. Many of the securities held by the Fund do not trade as actively as those in the Fund's benchmark and, therefore, may be priced using "fair valuation" procedures. (See page 83 for a discussion of the fair valuation of the portfolio's assets.)


     The Manager uses an optimization process to weigh the trade-off between a country's and stock's return forecast, how much risk the country or stock adds to the portfolio relative to the Fund's benchmark, and transaction costs. The Fund has a value bias relative to many other emerging market funds. The Manager seeks to control risk relative to the Fund's benchmark and add value through country selection.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, warrants, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.


BENCHMARK


     The Fund's benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor's and is a market capitalization-weighted index of the performance of securities traded on stock exchanges of 22 different emerging markets, calculated on a total return basis.


PRINCIPAL RISKS OF INVESTING IN THE FUND


     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

- Liquidity Risk - The Fund's ability to purchase or sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging market investments, which are not widely traded and which may be subject to purchase and sale restrictions, and because it typically makes investments in securities that do not trade as actively as those in the Fund's benchmark. Relative to the GMO Emerging Countries Fund, the Fund will generally be subject to a higher level of liquidity risk due to the nature of its investments.

- Smaller Company Risk - The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate in price more sharply than other securities.


- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. Emerging markets issuers are subject to these risks and other risks greater than or in addition to the risks to which U.S. or more developed foreign country issuers are subject.


- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                       GMO EMERGING MARKETS FUND
PERFORMANCE

    The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.



    The Fund began offering two new classes of shares, Class V and Class VI, on June 30, 2003. Class V and Class VI shares are invested in the same portfolio of securities as Class III shares. Annual returns would differ only to the extent Class V shares and Class VI shares do not have the same expenses as Class III shares.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[BAR GRAPH]

                                                                       EMERGING MARKETS FUND (%)
                                                                       -------------------------
1994                                                                              6.28
1995                                                                            -12.57
1996                                                                             11.64
1997                                                                             -0.10
1998                                                                            -28.88
1999                                                                             77.73
2000                                                                            -27.80
2001                                                                              9.78
2002                                                                              0.80

                        Highest Quarter: 34.40% (2Q1999)
                        Lowest Quarter: -28.24% (2Q1998)

             Year-to-Date (as of 3/31/03): -3.74%

                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002

---------------------------------------------------------------------------
                                   1 YEAR    5 YEARS   10 YEARS    INCEPT.
---------------------------------------------------------------------------
 CLASS III                                                         12/9/93
---------------------------------------------------------------------------
 RETURN BEFORE TAXES                -0.81%   -0.12%        N/A       1.40%
---------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     -1.33%   -0.71%        N/A       0.46%
---------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            -1.08%   -0.43%        N/A       0.73%
---------------------------------------------------------------------------
 S&P/IFCI (INVESTABLE) INDEX        -3.93%   -2.76%        N/A      -3.45%
---------------------------------------------------------------------------
 CLASS IV                                                          1/9/98
---------------------------------------------------------------------------
 RETURN BEFORE TAXES                -0.85%      N/A        N/A       1.93%
---------------------------------------------------------------------------
 S&P/IFCI (INVESTABLE) INDEX        -3.93%      N/A        N/A      -0.63%
---------------------------------------------------------------------------

FEES AND EXPENSES

    The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.



  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III   CLASS IV    CLASS V    CLASS VI
  -----------------------------------------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.80%(1,2)   0.80%(1)   0.80%(1)   0.80%(1)
  Redemption fee (as a percentage of amount redeemed)              0.80%(1,3)   0.80%(1,3)   0.80%(1)   0.80%(1)



  ANNUAL FUND OPERATING EXPENSES (expenses that are paid from Fund assets as a percentage of average daily net assets)
                                               CLASS III              CLASS IV               CLASS V           CLASS VI
  ------------------------------------------------------------------------------------------------------------------------
  Management fee                                    0.81%                 0.81%                 0.81%              0.81%
  Shareholder service fee                           0.15%                0.105%                0.085%             0.055%
  Other expenses                                    0.22%(4,5)            0.22%(4,5)            0.22%(4,5)         0.22%(4,5)
  Total annual operating expenses                   1.18%(4,5)           1.135%(4,5)           1.115%(4,5)        1.085%(4,5)
  Expense reimbursement                             0.02%(4,5,6)          0.02%(4,5,6)          0.02%(4,5,6)       0.02%(4,5,6)
  Net annual expenses                               1.16%(4,5)           1.115%(4,5)           1.095%(4,5)        1.065%(4,5)



(1) See "Purchase Premiums and Redemption Fees" on page 86 of this Prospectus for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive the purchase premium or redemption fee.

(2) With respect to shares purchased through third party intermediaries, the level of purchase premium charged by the Fund is 1.20%.

(3) Applies only to shares acquired on or after June 1, 1995 (including shares acquired by reinvestment of dividends or other distribution). With respect to Class III shares purchased through third-party intermediaries and any shares acquired prior to March 27, 2002, the level of redemption fee charged by the Fund is 0.40%.


(4) The Fund may invest in the GMO Short-Duration Collateral Fund ("SDCF") and has an investment in the GMO Alpha LIBOR Fund ("Alpha LIBOR") (see page 114). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of SDCF and Alpha LIBOR including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investments in SDCF and Alpha LIBOR. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were less than 0.01% each (based on estimated expenses for SDCF). Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the percentage of the Fund's portfolio invested in SDCF and Alpha LIBOR.


(5) "Other expenses" have been restated to reflect current fees.


(6) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 82 of this Prospectus) exceed 0.81% of the Fund's average daily net assets.


EXAMPLE
    This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                       --------------------------------------   --------------------------------------
                                       1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                       -------   -------   -------   --------   -------   -------   -------   --------
Class III                               $280      $539      $818      $1,614     $197      $450      $722      $1,499
Class IV                                $275      $525      $794      $1,564     $193      $436      $698      $1,448
Class V                                 $273      $519      $783      $1,541     $191      $430      $687      $1,425
Class VI                                $270      $509      $768      $1,507     $188      $420      $671      $1,391


            * After reimbursement

 GMO EMERGING COUNTRIES FUND
Fund Inception Date: 8/29/97

                                                                              FUND CODES
                                                              ------------------------------------------
                                                                        Ticker     Symbol       Cusip
                                                                       ---------  ---------  -----------
                                                              Class
                                                              III        GMCEX    EmergCntr  362008 85 6

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe. Under normal circumstances, the Fund will invest at least 80% of its assets in investments tied economically to "emerging countries." The Manager defines "emerging countries" to be countries which are not included in a "developed markets" index, such as the MSCI EAFE Index (Europe, Australasia, and Far East). The Manager seeks to manage the Fund so that it maintains relatively high liquidity (compared to the GMO Emerging Markets Fund). The Manager uses fundamental investment principles and quantitative applications to build a value-oriented emerging countries equity portfolio that the Manager believes can best exploit major inefficiencies between and within various emerging countries. Quantitative models used by the Manager analyze historic, current, and projected financial characteristics and relate them to predicted future return patterns for countries, securities and sectors. The Manager begins with a quantitative top down analysis at the country level based on a set of value, momentum/reversal, macroeconomic, and currency models, including risk and growth adjusted price-to-earnings, market momentum, GDP trends, and a currency fair value model based on real effective exchange rates. Quantitative results are overlayed by fundamental analysis of factors such as market conditions, long-term trends, and paradigm shifts. The Manager employs a similar process at the individual stock level, considering factors such as earnings revisions, forecasted price-to-earnings, and forecasted earnings momentum. Finally, sectors are analyzed at both a global and market level based on similar measures of valuation, in addition to economic sensitivities and industrial trends. On an ongoing basis, the Manager monitors the economic and political conditions of the various securities markets and adjusts its strategies as markets develop or encounter setbacks.

     The Manager uses an optimization process to weigh the trade-off between a country's and stock's return forecast, how much risk the country or stock adds to the portfolio relative to the Fund's benchmark, and transaction costs. The Fund has a value bias relative to other emerging market funds. The Manager seeks to control risk relative to the Fund's benchmark and add value through country selection.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

BENCHMARK

     The Fund's benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor's and is a market capitalization-weighted index of the performance of securities traded on stock exchanges of 22 different emerging countries, calculated on a total return basis.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

- Liquidity Risk - The Fund's ability to purchase or sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.


- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. Emerging countries issuers are subject to these risks and other risks greater than or in addition to the risks to which U.S. or more developed foreign country issuers are subject.


- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments in companies with small capitalization), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                     GMO EMERGING COUNTRIES FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares

                            Years Ending December 31

[Graph]

                                                                      EMERGING COUNTRIES FUND (%)
                                                                      ---------------------------
1998                                                                            -24.03
1999                                                                             94.69
2000                                                                            -28.51
2001                                                                              6.03
2002                                                                             -0.12

                        Highest Quarter: 60.80% (2Q1999)
                        Lowest Quarter: -28.87% (2Q1998)

             Year-to-Date (as of 3/31/03): -3.18%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      8/29/97
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -0.12%    2.29%        N/A      -1.74%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   -0.70%    1.80%        N/A      -2.18%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          -0.02%    1.63%        N/A      -1.56%
----------------------------------------------------------------------------
 S&P/IFCI (INVESTABLE) COMPOSITE
  INDEX                           -3.93%   -2.76%        N/A      -5.86%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.65%
  Shareholder service fee                                          0.15%
  Other expenses                                                   0.79%(1,2)
  Total annual operating expenses                                  1.59%(1,2)
  Expense reimbursement                                            0.42%(1,2,3,4)
  Net annual expenses                                              1.17%(1,2,4)



(1) The Fund may invest in the GMO Short-Duration Collateral Fund ("SDCF") and had an investment in the GMO Alpha LIBOR Fund ("Alpha LIBOR")during a portion of the most recent fiscal year ended February 28, 2003 (see page 114). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of SDCF and Alpha LIBOR including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investments in SDCF and Alpha LIBOR. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were less than 0.01% each (based on estimated expenses for SDCF). Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the percentage of the Fund's portfolio invested in SDCF.


(2) "Other expenses" have been restated to reflect current fees.


(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, and certain other expenses described on page 82 of this Prospectus) exceed 1.00% of the Fund's average daily net assets.


(4) Restated to reflect a change in the Fund's expense reimbursement limitation as of June 30, 2003 (see note 3).


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                      $119      $461      $826      $1,854


       * After reimbursement

 GMO ASIA FUND
Fund Inception Date: 2/18/98

                                                                            FUND CODES
                                                              ---------------------------------------
                                                                         Ticker  Symbol      Cusip
                                                                         ------  ------   -----------
                                                              Class III  GMASX   Asia     362008 75 7

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies traded in Asian countries other than Japan, including both emerging market and more developed countries. Under normal circumstances, the Fund will invest at least 80% of its assets in investments tied economically to Asia. The Manager uses fundamental investment principles and quantitative applications to build an Asian equity portfolio that the Manager believes can best exploit major inefficiencies between and within various Asian markets. The Manager begins with a quantitative top down analysis at the country level based on a set of value, momentum/reversal, macroeconomic, and currency models, including risk and growth adjusted price-to-earnings, market momentum, GDP trends, and a currency fair value model based on real effective exchange rates. Quantitative results are overlayed by fundamental analysis of factors such as market conditions, long term trends, and paradigm shifts. The Manager employs a similar process at the individual stock level and sector level, considering factors such as fair value, earnings and price momentum, price-to-cash flows, and measures of neglect. On an ongoing basis, the Manager monitors the economic and political conditions of the various securities markets and adjusts its strategies as markets develop or encounter setbacks.


     The Manager uses an optimization process to weigh the trade-off between a country's and stock's return forecast, how much risk the country or stock adds to the portfolio relative to the Fund's benchmark, and transaction costs.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments and related investment techniques to (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and
(iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, nor to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

BENCHMARK

     The Fund's benchmark is the GMO Asia 7 Index, an index maintained by the Manager and composed of the S&P/IFCI (Investable) Country Indices of seven Asian countries (China, Indonesia, Korea, Malaysia, the Philippines, Taiwan, and Thailand), all of which are equally weighted. Each country index is independently maintained and published by Standard & Poor's and is a market capitalization-weighted index of the performance of securities traded on stock markets of a particular country, calculated on a total return basis.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

- Liquidity Risk - The Fund's ability to purchase or sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging markets investments, which are not widely traded and which may be subject to purchase and sale restrictions.


- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. Emerging markets issuers, including issuers in certain Asian countries, are subject to these risks and other risks greater than or in addition to the risks to which U.S. or more developed foreign country issuers are subject.


- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


- Focused Investment Risk - Focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which makes significant investments in Asian countries, making the Fund more susceptible to investment factors, such as political or economic instability, affecting the region.



     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments in companies with small capitalization), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                                   GMO ASIA FUND

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Bar Graph]

                                                                             GMO ASIA FUND
                                                                             -------------
1999                                                                             67.50
2000                                                                            -40.86
2001                                                                             -3.30
2002                                                                              8.53

                        Highest Quarter: 59.86% (2Q1999)
                        Lowest Quarter: -19.86% (3Q1999)

             Year-to-Date (as of 3/31/03): -1.37%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      2/18/98
----------------------------------------------------------------------------
 RETURN BEFORE TAXES               6.80%      N/A        N/A      -2.73%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    6.54%      N/A        N/A      -3.81%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           3.54%      N/A        N/A      -2.39%
----------------------------------------------------------------------------
 MSCI EMF ASIA INDEX(a)           -4.99%      N/A        N/A      -4.18%
----------------------------------------------------------------------------
 GMO ASIA 7 INDEX(b)               1.46%      N/A        N/A      -0.01%
----------------------------------------------------------------------------

(a) The MSCI EMF (Emerging Markets Free) Asia Index is the Asian component of an emerging market stock index that is independently maintained and published by Morgan Stanley Capital International.
(b) Fund's benchmark (computed by the Manager).

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.80%(1)
  Redemption fee (as a percentage of amount redeemed)              0.80%(1,2)


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.81%
  Shareholder service fee                                          0.15%
  Other expenses                                                   0.46%(3,4)
  Total annual operating expenses                                  1.42%(3,4)
  Expense reimbursement                                            0.07%(3,4,5)
  Net annual expenses                                              1.35%(3,4)



(1) See "Purchase Premiums and Redemption Fees" on page 86 of this Prospectus for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive the purchase premium or redemption fee.

(2) Shares acquired prior to March 27, 2002 will be subject to a redemption fee of 0.40%.

(3) The Fund may invest in the GMO Short-Duration Collateral Fund ("SDCF") and had an investment in the GMO Alpha LIBOR Fund ("Alpha LIBOR") during a portion of the most recent fiscal year ended February 28, 2003 (see page 114). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of SDCF and Alpha LIBOR including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investments in SDCF and Alpha LIBOR. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were less than 0.01% each (based on estimated expenses for SDCF). Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the percentage of the Fund's portfolio invested in SDCF.


(4) "Other expenses" have been restated to reflect current fees.


(5) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 82 of this Prospectus) exceed 0.81% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                           IF YOU SELL YOUR SHARES                  IF YOU DO NOT SELL YOUR SHARES
                                    --------------------------------------      --------------------------------------
                                    1 YEAR*   3 YEARS   5 YEARS   10 YEARS      1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                    -------   -------   -------   --------      -------   -------   -------   --------
Class III
* After reimbursement                $299      $607      $938      $1,875        $216      $519      $844      $1,762

 GMO TAX-MANAGED INTERNATIONAL
    EQUITIES FUND
Fund Inception Date: 7/29/98

                                                                              FUND CODES
                                                              -------------------------------------------
                                                                         Ticker    Symbol        Cusip
                                                                         ------  ----------   -----------
                                                              Class III  GTMIX   TxMngIntEq   362008 66 6

INVESTMENT OBJECTIVE
     High after-tax total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund is a structured portfolio that uses fundamental investment principles and quantitative applications integrated with tax management techniques to provide broad international equity exposure for the tax-paying investor. The Fund typically makes equity investments in companies chosen from the MSCI EAFE universe plus Canada and emerging countries (approximately 2,500 stocks). Under normal circumstances, the Fund will invest at least 80% of its assets in equity investments.

     The Fund uses quantitative models to forecast the future returns and risks of individual stocks, sectors and countries. The Fund uses two value-based stock selection disciplines in the portfolio: (1) price to intrinsic value (using the Manager's proprietary dividend discount model), and (2) price to quality-adjusted value; and a momentum-based stock selection discipline. The models take as input historical, current, and future estimates of financial data and relate this data to future return patterns. The Manager evaluates each stock monthly versus its history and versus other stocks within the universe. The Manager attempts to balance the Fund's portfolio between different stock selection styles in order to manage the Fund with moderate risk relative to the Fund's benchmark. In addition to security selection, the portfolio incorporates the Manager's broad outlook for each country. The Manager assesses countries based on valuation, positive market sentiment, longer term GDP, and stock market performance, and a measure of industrial competitiveness based on currency valuation.


     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control simultaneously both risk and taxes. Each discipline is associated with an appropriate holding period. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio. The Manager attempts to control risk by adjusting country and industry weights, market capitalization groups, and style sectors including growth, quality, and cyclical exposure. When practicable, the Manager attempts to control taxes by actively seeking to offset realized capital gains with realized capital losses, and by seeking to minimize the amount of realized short-term capital gains generated by portfolio transactions. The Manager considers the tax effects of a proposed trade in conjunction with the return forecast of the identified stocks, and their potential contribution to the overall portfolio. Trading costs and liquidity are considered before portfolio revisions are executed, and trades are restricted to a limited percentage of daily trading volume in order to minimize market impact. Trades are executed using a proprietary trading model.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may be exposed to emerging markets, but these investments will generally comprise 15% or less of the Fund's assets. The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives and related instruments to: (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

BENCHMARK


     The Fund's benchmark is the EAFE Index (after tax), computed by the Manager by adjusting the return of the MSCI EAFE Index (Europe, Australasia, and Far
East) by its tax cost. The Manager estimates the MSCI EAFE Index's tax cost by applying the maximum historical applicable individual federal tax rate to the MSCI EAFE Index's dividend yield and to its estimated short-term and long-term realized capital gains (losses) (arising from changes in the constituents of the MSCI EAFE Index). The MSCI EAFE Index is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.


PRINCIPAL RISKS OF INVESTING IN THE FUND


     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. Emerging markets issuers are subject to these risks and other risks greater than or in addition to the risks to which U.S. or more developed foreign country issuers are subject.


- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques, including the Manager's tax management techniques, fail to produce desired results).

                                                   GMO TAX-MANAGED INTERNATIONAL
                                                                   EQUITIES FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


               ANNUAL TOTAL RETURN/Class III Shares (Before Tax)
                            Years Ending December 31
[GRAPH - Numbers are Percentages]

                                                                TAX-MANAGED INTERNATIONAL EQUITIES FUND
                                                                ---------------------------------------
1999                                                                             15.25
2000                                                                             -4.29
2001                                                                             -8.71
2002                                                                             -2.33

                        Highest Quarter: 9.83% (2Q1999)
                        Lowest Quarter: -15.06% (3Q2002)

             Year-to-Date (as of 3/31/03): -5.92%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      7/29/98
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -2.33%      N/A        N/A      -0.02%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   -3.36%      N/A        N/A      -0.69%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     -1.42%      N/A        N/A      -0.26%
----------------------------------------------------------------------------
 MSCI EAFE INDEX                 -15.94%      N/A        N/A      -6.60%
----------------------------------------------------------------------------
 EAFE INDEX (AFTER TAX)(a)       -15.81%      N/A        N/A      -6.93%
----------------------------------------------------------------------------

(a) Fund's benchmark (computed by the Manager).

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.54%
  Shareholder service fee                                          0.15%
  Other expenses                                                   0.46%(1)
  Total annual operating expenses                                  1.15%(1)
  Expense reimbursement                                            0.45%(1,2)
  Net annual expenses                                              0.70%(1)



(1) "Other expenses" have been restated to reflect current fees.


(2) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fee and certain other expenses described on page 82 of this prospectus) exceed 0.54% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $72      $321      $589      $1,357


       * After reimbursement

                      (This page intentionally left blank)

                               FIXED INCOME FUNDS


     GENERAL. The Fixed Income Funds invest to a substantial extent in fixed income securities, including bonds, notes, and asset-backed securities. Fixed income securities are obligations of an issuer to make payments of principal and/or interest on future dates. For purposes of this Prospectus, a bond refers to any fixed income obligation with an original maturity of two years or more, as well as "synthetic" bonds created by the Manager by combining a futures contract, swap contract, or option, on a fixed income security with cash, a cash equivalent, or another fixed income security. Certain of the Fixed Income Funds may invest in emerging countries (also referred to herein as emerging markets). Unless otherwise noted, emerging countries include less developed countries in Asia, Latin America, the Middle East, Africa, and Europe. The emerging countries (or emerging markets) in which the Fixed Income Funds invest may differ from those in which certain International Equity Funds invest. Certain of the Fixed Income Funds may also invest in sovereign debt, which is a fixed income security issued or guaranteed by a foreign government or an agency or political subdivision. The term "investment grade" as used herein refers to a rating of Baa3/BBB- or better given by Moody's Investors Service, Inc./ Standard & Poor's to a particular fixed income security.



     DURATION. The Manager will employ a variety of techniques to adjust the sensitivity of a Fixed Income Fund's value to changes in interest rates. This sensitivity is often measured by, and correlates strongly to, the portfolio's duration. The Manager determines a Fixed Income Fund's duration by aggregating the durations of the Fund's individual holdings. Duration may be determined by traditional means or through empirical analysis, which may vary from traditional methods of calculating duration. Efforts are made to control exposure to interest rate volatility, and the Manager may do so by investing in longer-term bonds (i.e., bonds with longer maturities) while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. However, the resulting exposure to interest rates through the use of a hedging strategy may vary as compared to direct investment in shorter-term bonds (i.e., bonds with shorter maturities), and the Manager's investment in longer-term bonds may expose the Fixed Income Funds to additional credit risks. See "Description of Principal Risks - Market Risk - Fixed Income Securities" on page 77.



     INVESTMENTS IN OTHER FUNDS. As discussed in certain Fixed Income Funds' "Principal investment strategies" section, certain Fixed Income Funds may have indirect exposure to fixed income and other securities by investing in the GMO Short-Duration Collateral Fund ("SDCF") and/or the GMO Emerging Country Debt Fund ("ECDF"). These Fixed Income Funds also may have an investment in the GMO Alpha LIBOR Fund ("Alpha LIBOR"), similarly providing them with indirect exposure to fixed income and other securities. SDCF and Alpha LIBOR are offered through separate prospectuses. See "Investment by Certain Funds in GMO Short-Duration Collateral Fund and GMO Alpha LIBOR Fund" on page 114 for a brief discussion of SDCF's and Alpha LIBOR's investment objective, principal investment strategies, and principal risks. ECDF is described on page 56 of this Prospectus.

 GMO DOMESTIC BOND FUND
Fund Inception Date: 8/18/94

                                                                              FUND CODES
                                                              ------------------------------------------
                                                                         Ticker    Symbol       Cusip
                                                                         ------  ----------  -----------
                                                              Class III  GMDBX    DomestBd   362007 41 1

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund seeks exposure primarily to U.S. investment-grade bonds, including U.S. government securities, asset-backed securities issued by U.S. government agencies, convertible bonds, and asset-backed securities of private issuers. The Fund intends to achieve this exposure by investing primarily in shares of SDCF and directly in fixed income securities. SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular asset-backed securities issued by a range of private and governmental (including federal, state, local, and foreign governments) issuers. The Fund also has an investment in Alpha LIBOR. (See page 114.) The Fund may also expose a portion of its assets to foreign credit, and may invest some of its assets in lower-rated securities. The Fund may make use of a wide variety of exchange-traded and over-the-counter derivative instruments (including "synthetic" bonds) to implement its strategy. Under normal circumstances, the Fund will invest at least 80% of its assets in bond investments tied economically to the United States. The Manager seeks to manage the Fund with a low level of risk relative to the benchmark.



     The Manager employs fundamental research techniques to identify bond investments which the Manager believes are undervalued. The Manager considers issue-specific risk in the selection process. The Manager employs competitive trading practices to help ensure that the Fund receives the best available prices and monitors credit risk in the portfolio. While not a principal consideration of the Manager, the Manager seeks to match the duration of the Fund to that of its benchmark (5.21 years as of 5/30/03).


BENCHMARK
     The Fund's benchmark is the Lehman Brothers U.S. Government Bond Index, an independently maintained and published U.S. government bond index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.



- Market Risk - Fixed Income Securities - The value of the Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations. The Fund will also be exposed to additional market risk through its investments in asset-backed securities and in debt securities paying no interest.



- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and may not correlate in value to the relevant underlying asset. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment.



     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                          GMO DOMESTIC BOND FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                        DOMESTIC BOND FUND (%)
                                                                        ----------------------
1995                                                                             18.57
1996                                                                              3.04
1997                                                                              9.96
1998                                                                              8.05
1999                                                                             -1.79
2000                                                                             14.26
2001                                                                              7.44
2002                                                                             11.85

                        Highest Quarter: 6.61% (3Q2002)
                        Lowest Quarter: -2.37% (1Q1996)

             Year-to-Date (as of 3/31/03): 1.11%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      8/18/94
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              11.85%    7.82%        N/A       8.27%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    8.99%    4.68%        N/A       5.09%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           7.24%    4.73%        N/A       5.10%
----------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. GOVERNMENT
  BOND INDEX                      11.50%    7.77%        N/A       8.17%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.10%
  Shareholder service fee                                          0.15%
  Other expenses                                                   0.07%(1,2)
  Total annual operating expenses                                  0.32%(1,2)
  Expense reimbursement                                            0.06%(1,2,3)
  Net annual expenses                                              0.26%(1,2)



(1) The Fund may invest in SDCF and has an investment in Alpha LIBOR (see page
114). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of SDCF and Alpha LIBOR including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investments in SDCF and Alpha LIBOR. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were less than 0.01% each (based on estimated expenses for SDCF). Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the percentage of the Fund's portfolio invested in SDCF and Alpha LIBOR.


(2) "Other expenses" have been restated to reflect current fees.


(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 82 of this Prospectus) exceed 0.10% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $27       $97      $174       $400


       * After reimbursement

 GMO CORE PLUS BOND FUND
Fund Inception Date: 4/30/97

                                                                             FUND CODES
                                                              -----------------------------------------
                                                                         Ticker   Symbol       Cusip
                                                                         ------  ---------  -----------
                                                              Class III  GUGAX   CorePlusBd 362008 60 9

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES


    The Fund seeks exposure primarily to U.S. bond investments (principally U.S. government securities and asset-backed securities issued by U.S. government agencies and private issuers), with additional return sought through exposure to foreign bond and currency markets. The Fund intends to achieve U.S. bond market exposure by investing in SDCF, "synthetic" bonds (rather than by making direct investments), and/or directly in U.S. government securities and other high-quality U.S. dollar-denominated fixed income securities (including investment-grade bonds, convertible bonds, collateralized bonds, and mortgage-backed securities of private issuers). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular asset-backed securities issued by a range of private and governmental (including federal, state, local, and foreign governments) issuers. The Fund also has an investment in Alpha LIBOR. (See page 114.) The Fund intends to achieve foreign bond exposure primarily by investing in exchange-traded and over-the-counter foreign bond derivatives. The Fund may also expose a portion of its assets to lower-rated securities (also known as "junk bonds"), including up to 5% of the Fund's assets in the sovereign debt of emerging countries, and may do so by investing in ECDF. Under normal circumstances, the Fund will invest at least 80% of its assets in bond investments.



    The Manager employs fundamental research techniques and quantitative applications to measure the relative values of the bond and currency markets. The Manager uses these techniques and applications to determine currency and country allocations. Issues are selected by analyzing such factors as term structures, sector and issuer yield spreads, tracking error and embedded option features of the security universe. While not a principal consideration of the Manager, the Manager generally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (3.71 years as of 5/30/03). The Fund's return will depend primarily on 1) the performance of U.S. bond markets,
2) the Manager's success in selecting foreign bond and currency markets to over and underweight, and 3) the Manager's success in selecting undervalued issues. The Fund also may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets, as well as enter into credit default swaps. The Fund uses credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swaps involve payment by one party of a specific rate in exchange for a specified payment upon a default of the underlying security during the swap period. To the extent the Fund uses credit default swaps, there is no assurance they will be effective or will have the desired result.


BENCHMARK

    The Fund's benchmark is the Lehman Brothers U.S. Aggregate Bond Index, an independently maintained and published index comprised of U.S. fixed rate debt issues, having a maturity of at least one year, rated investment grade or higher by Moody's Investors Service, Standard & Poor's or Fitch IBCA, Inc.

PRINCIPAL RISKS OF INVESTING IN THE FUND


    The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.



- Market Risk - Fixed Income Securities - The value of the Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations. The Fund will also be exposed to additional market risk through its investments in asset-backed securities and in debt securities paying no interest.



- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk and credit risk, and may not correlate in value to the relevant underlying asset. The Fund also uses credit default swaps, which are difficult to value, highly susceptible to liquidity and credit risk, and only pay a return to the party seeking protection from (or otherwise "betting on") a default, in the event of an actual default by the issuer of the underlying obligation. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment.


- Liquidity Risk - The Fund's ability to purchase or sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.


- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. Emerging countries issuers are subject to these risks and other risks greater than or in addition to the risks to which U.S. or more developed foreign country issuers are subject.


- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


- Credit and Counterparty Risk - Risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter ("OTC") derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for funds that invest in lower-rated fixed income securities or in OTC derivatives with longer durations, or that have greater exposure to any one counterparty.



    Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF, including Derivatives Risk.

                                                         GMO CORE PLUS BOND FUND

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares

                            Years Ending December 31

[GRAPH]

                                                                        CORE PLUS BOND FUND (%)
                                                                        -----------------------
1998                                                                              3.87
1999                                                                             -2.38
2000                                                                             12.66
2001                                                                              9.89
2002                                                                              5.81

                        Highest Quarter: 5.04% (4Q2000)
                        Lowest Quarter: -2.94% (4Q2002)

             Year-to-Date (as of 3/31/03): 2.37%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      4/30/97
----------------------------------------------------------------------------
 RETURN BEFORE TAXES               5.81%    5.85%        N/A       7.26%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    1.74%    3.03%        N/A       4.37%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           3.61%    3.34%        N/A       4.48%
----------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. AGGREGATE
  BOND INDEX                      10.26%    7.55%        N/A       8.20%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.25%
  Shareholder service fee                                          0.15%(1)
  Other expenses                                                   0.10%(2,3)
  Total annual operating expenses                                  0.50%(2,3)
  Expense reimbursement                                            0.09%(2,3,4)
  Net annual expenses                                              0.41%(2,3)



(1) The Fund may invest in Class III shares of ECDF. The Manager will reimburse the Fund for all shareholder service fees borne by the Fund as a result of these investments, so that the aggregate of direct and indirect shareholder service fees borne by shareholders of the Fund will not exceed 0.15%.


(2) The Fund may invest in other GMO Funds ("underlying Funds") and/or directly in securities and other investments. The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds, including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in underlying Funds. As described in note 4 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.02% and 0.01%, respectively (based on restated expenses for ECDF and estimated expenses for SDCF). Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(3) "Other expenses" have been restated to reflect current fees.


(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, and certain other expenses described on page 82 of this Prospectus) (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2004 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.


EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $42      $151      $271       $620


       * After reimbursement

 GMO INTERNATIONAL BOND FUND
Fund Inception Date: 12/22/93

                                                                             FUND CODES
                                                              ----------------------------------------
                                                                         Ticker   Symbol      Cusip
                                                                         ------  --------  -----------
                                                              Class III  GMIBX   IntlBond  362007 37 9

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES


     The Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Non-U.S. Government Bond Index plus investment-grade bonds denominated in various currencies, including asset-backed securities and collateralized bonds issued by foreign governments, U.S. government agencies, and private issuers. The Fund intends to achieve this exposure by investing primarily in SDCF and "synthetic" bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular asset-backed securities issued by a range of private and governmental (including federal, state, local, and foreign governments) issuers. The Fund also has an investment in Alpha LIBOR. (See page 114.) The Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets. The Fund may also expose a portion of its assets to lower-rated securities (also known as "junk bonds"), including up to 5% of the Fund's assets in the sovereign debt of emerging countries, and may do so by investing in ECDF. Under normal circumstances, the Fund will invest at least 80% of its assets in bond investments.



     The Manager employs fundamental research techniques and quantitative applications to measure the relative values of the bond and currency markets. The Manager uses these techniques and applications to determine currency and country allocations. Issues are selected by analyzing such factors as term structures, sector and issuer yield spreads, tracking error, and embedded option features of the security universe. While not a principal consideration of the Manager, the Manager generally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (5.85 years as of 5/30/03).


BENCHMARK

     The Fund's benchmark is the J.P. Morgan Non-U.S. Government Bond Index, an independently maintained and published index composed of non-U.S. government bonds with maturities of one year or more.

PRINCIPAL RISKS OF INVESTING IN THE FUND


     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.



- Market Risk - Fixed Income Securities - The value of the Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations. The Fund will also be exposed to additional market risk through its investments in asset-backed securities and in debt securities paying no interest.


- Liquidity Risk - The Fund's ability to purchase or sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.


- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and may not correlate in value to the relevant underlying asset. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment.



- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. Emerging countries issuers are subject to these risks and other risks greater than or in addition to the risks to which U.S. or more developed foreign country issuers are subject.


- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF, including Derivatives Risk.

                                                     GMO INTERNATIONAL BOND FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                      INTERNATIONAL BOND FUND (%)
                                                                      ---------------------------
1994                                                                              5.16
1995                                                                             27.31
1996                                                                             16.66
1997                                                                              0.88
1998                                                                             10.79
1999                                                                             -5.48
2000                                                                             -0.27
2001                                                                             -2.61
2002                                                                             18.42

                        Highest Quarter: 15.75% (2Q2002)
                        Lowest Quarter: -5.78% (1Q1999)

             Year-to-Date (as of 3/31/03): 4.50%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     12/22/93
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             18.42%    3.79%        N/A        7.23%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  12.82%    1.93%        N/A        4.38%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    11.26%    2.20%        N/A        4.50%
----------------------------------------------------------------------------
 J.P. MORGAN NON-U.S.
  GOVERNMENT BOND INDEX          22.10%    4.96%        N/A        5.51%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES (expenses that are paid from Fund assets as a percentage of
  AVERAGE DAILY NET ASSETS)                                                                    CLASS III
  ------------------------------------------------------------------------------------------------------
  Management fee                                                                                 0.25%
  Shareholder service fee                                                                        0.15%(1)
  Other expenses                                                                                 0.14%(2,3)
  Total annual operating expenses                                                                0.54%(2,3)
  Expense reimbursement                                                                          0.13%(2,3,4)
  Net annual expenses                                                                            0.41%(2,3)



(1) The Fund may invest in Class III shares of ECDF. The Manager will reimburse the Fund for all shareholder service fees borne by the Fund as a result of these investments, so that the aggregate of direct and indirect shareholder service fees borne by shareholders of the Fund will not exceed 0.15%.


(2) The Fund may invest in other GMO Funds ("underlying Funds") and/or directly in securities and other investments. The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in underlying Funds. As described in note 4 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.02% and 0.01%, respectively (based on restated expenses for ECDF and estimated expenses for SDCF). Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(3) "Other expenses" have been restated to reflect current fees.


(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 82 of this prospectus) (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2004 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $42      $160      $289       $665


       * After reimbursement

 GMO CURRENCY HEDGED
    INTERNATIONAL BOND FUND
Fund Inception Date: 9/30/94

                                                                              FUND CODES
                                                              ------------------------------------------
                                                                         Ticker    Symbol       Cusip
                                                                         ------  ----------  -----------
                                                              Class III  GMHBX   CurHgIntBd  362007 34 6

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Non-U.S. Government Bond Index (Hedged) plus investment-grade bonds denominated in various currencies, including collateralized bonds, mortgage-backed securities, and asset-backed securities issued by foreign governments, U.S. government agencies, and private issuers. The Fund intends to achieve this exposure by investing primarily in SDCF and "synthetic" bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular asset-backed securities issued by a range of private and governmental (including federal, state, local, and foreign governments) issuers. The Fund also has an investment in Alpha LIBOR. (See page 114.) The Fund generally attempts to hedge at least 75% of its net foreign currency exposure back to the U.S. dollar. The Fund may also use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets. The Fund may also expose a portion of its assets to lower-rated securities (also known as "junk bonds"), including up to 5% of the Fund's assets in the sovereign debt of emerging countries, and may do so by investing in ECDF. Under normal circumstances, the Fund will invest at least 80% of its assets in bond investments.



     The Manager employs fundamental research techniques and quantitative applications to measure the relative values of the bond and currency markets. The Manager uses these techniques and applications to determine currency and country allocations. Issues are selected by analyzing such factors as term structures, sector and issuer yield spreads, tracking error, and embedded option features of the security universe. While not a principal consideration of the Manager, the Manager generally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (5.85 years as of 5/30/03).


BENCHMARK
     The Fund's benchmark is the J.P. Morgan Non-U.S. Government Bond Index (Hedged), an independently maintained and published index composed of non-U.S. government bonds with maturities of one year or more that are currency-hedged into U.S. dollars.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.



- Market Risk - Fixed Income Securities - The value of the Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations. The Fund will also be exposed to additional market risk through its investments in asset-backed securities and in debt securities paying no interest.


- Liquidity Risk - The Fund's ability to purchase or sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.


- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and may not correlate in value to the relevant underlying asset. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment.



- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. Emerging countries issuers are subject to these risks and other risks greater than or in addition to the risks to which U.S. or more developed foreign country issuers are subject.



     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Leveraging Risk (e.g., magnified risks from use of derivatives), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments may adversely affect the value of such holdings), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF, including Derivatives Risk.

                                                             GMO CURRENCY HEDGED
                                                         INTERNATIONAL BOND FUND

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                              CURRENCY HEDGED INTERNATIONAL BOND FUND (%)
                                                              -------------------------------------------
1995                                                                             27.79
1996                                                                             23.86
1997                                                                             15.76
1998                                                                              5.67
1999                                                                              2.65
2000                                                                             12.52
2001                                                                              6.35
2002                                                                              3.01

                        Highest Quarter: 8.50% (2Q1995)
                        Lowest Quarter: -3.58% (4Q2002)

             Year-to-Date (as of 3/31/03): 2.32%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      9/30/94
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              3.01%     5.98%        N/A      11.44%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   0.38%     2.24%        N/A       6.40%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          1.82%     2.97%        N/A       6.81%
----------------------------------------------------------------------------
 J.P. MORGAN NON-U.S. GOVERNMENT
  BOND INDEX (HEDGED)             7.01%     7.36%        N/A       9.70%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.25%
  Shareholder service fee                                          0.15%(1)
  Other expenses                                                   0.62%(2,3)
  Total annual operating expenses                                  1.02%(2,3)
  Expense reimbursement                                            0.60%(2,3,4)
  Net annual expenses                                              0.42%(2,3)



(1) The Fund may invest in Class III shares of ECDF. The Manager will reimburse the Fund for all shareholder service fees borne by the Fund as a result of these investments, so that the aggregate of direct and indirect shareholder service fees borne by shareholders of the Fund will not exceed 0.15%.


(2) The Fund may invest in other GMO Funds ("underlying Funds") and/or directly in securities and other investments. The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in underlying Funds. As described in note 4 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.02% and 0.01%, respectively (based on restated expenses for ECDF and estimated expenses for SDCF). Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(3) "Other expenses" have been restated to reflect current fees.


(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Fund's of the Trust, and certain other expenses described on page 82 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2004 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to such Fund equal to 0.25% of the Fund's average daily net assets.


EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $43      $265      $505      $1,193


       * After reimbursement

 GMO GLOBAL BOND FUND
Fund Inception Date: 12/28/95

                                                                             FUND CODES
                                                              -----------------------------------------
                                                                         Ticker   Symbol       Cusip
                                                                         ------  ---------  -----------
                                                              Class III  GMGBX   GlobalBd   362007 31 2

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Global Government Bond Index plus investment-grade bonds denominated in various currencies, including collateralized bonds, mortgage-backed securities, and asset-backed securities issued by foreign governments, U.S. government agencies, and private issuers. The Fund intends to achieve this exposure by investing primarily in SDCF and "synthetic" bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular asset-backed securities issued by a range of private and governmental (including federal, state, local, and foreign governments) issuers. The Fund also has an investment in Alpha LIBOR. (See page 114.) The Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets. The Fund may also expose a portion of its assets to lower-rated securities (also known as "junk bonds"), including up to 5% of the Fund's assets in the sovereign debt of emerging countries, and may do so by investing in ECDF. Under normal circumstances, the Fund will invest at least 80% of its assets in bond investments.



     The Manager employs fundamental research techniques and quantitative applications to measure the relative values of the bond and currency markets. The Manager also uses these techniques and applications to determine currency and country allocations. Issues are selected by analyzing such factors as term structures, sector and issuer yield spreads, tracking error, and embedded option features of the security universe. While not a principal consideration of the Manager, the Manager generally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (5.97 years as of 5/30/03).


BENCHMARK
     The Fund's benchmark is the J.P. Morgan Global Government Bond Index, an independently maintained and published index composed of government bonds of 13 developed countries, including the U.S., with maturities of one year or more.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.



- Market Risk - Fixed Income Securities - The value of the Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations. The Fund will also be exposed to additional market risk through its investments in asset-backed securities and in debt securities paying no interest.


- Liquidity Risk - The Fund's ability to purchase or sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.


- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk and credit risk, and may not correlate in value to the relevant underlying asset. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment.



- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. Emerging countries issuers are subject to these risks and other risks greater than or in addition to the risks to which U.S. or more developed foreign country issuers are subject.


- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Leveraging Risk (e.g., magnified risks from use of derivatives), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF, including Derivatives Risk.

                                                            GMO GLOBAL BOND FUND

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                          GLOBAL BOND FUND %
                                                                          ------------------
1996                                                                             13.07
1997                                                                              6.36
1998                                                                             10.25
1999                                                                             -5.54
2000                                                                              4.38
2001                                                                             -0.62
2002                                                                             13.31

                        Highest Quarter: 13.28% (2Q2002)
                        Lowest Quarter: -4.98% (1Q1999)

             Year-to-Date (as of 3/31/03): 3.60%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     12/28/95
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             13.31%    4.13%        N/A        5.67%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   6.60%    1.86%        N/A        3.02%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     8.51%    2.29%        N/A        3.33%
----------------------------------------------------------------------------
 J.P. MORGAN GLOBAL GOVERNMENT
  BOND INDEX                     19.38%    5.81%        N/A        4.96%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.19%
  Shareholder service fee                                          0.15%(1)
  Other expenses                                                   0.09%(2,3)
  Total annual operating expenses                                  0.43%(2,3)
  Expense reimbursement                                            0.08%(2,3,4)
  Net annual expenses                                              0.35%(2,3)



(1) The Fund may invest in Class III shares of ECDF. The Manager will reimburse the Fund for all shareholder service fees borne by the Fund as a result of these investments, so that the aggregate of direct and indirect shareholder service fees borne by shareholders of the Fund will not exceed 0.15%.


(2) The Fund may invest in other GMO Funds ("underlying Funds") and/or directly in securities and other investments. The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in underlying Funds. As described in note 4 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.02% and 0.01%, respectively (based on restated expenses for ECDF and estimated expenses for SDCF). Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(3) "Other expenses" have been restated to reflect current fees.


(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 82 of this Prospectus) (collectively, "Excluded Fund Fees and Expenses")) exceed 0.19% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2004 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense and transfer taxes), exceeds 0.19% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.19% of the Fund's average daily net assets.


EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $36      $130      $233       $534


       * After reimbursement

 GMO EMERGING COUNTRY DEBT FUND

Fund Inception Date: 4/19/94

                                                                             FUND CODES
                                                              -----------------------------------------
                                                                         Ticker   Symbol       Cusip
                                                                         ------  ---------  -----------
                                                              Class III  GMCDX   EmgCntrDt  362007 27 0
                                                              Class IV   GMDFX   EmgCntrDt  362008 78 1

INVESTMENT OBJECTIVE
    High total return.

PRINCIPAL INVESTMENT STRATEGIES

    The Fund invests primarily in sovereign debt of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe ("emerging countries"). Under normal circumstances, the Fund will invest at least 80% of its assets in debt investments tied economically to emerging countries. Most of the Fund's holdings are typically below investment grade or, if unrated, deemed of comparable quality by the Manager. Typical investments include, but are not limited to, bonds (including Brady bonds), bank loans and other sovereign and local issues. The Fund may also invest in other U.S. and foreign securities, including government securities, corporate debt securities, and mortgage-related and asset-backed securities. In addition, the Fund may acquire or hold issues that are in default and therefore not making any payments of principal or interest. The Fund intends to invest primarily in "synthetic" bonds (rather than make direct investments), directly in fixed income securities, and in shares of SDCF. The Fund also has an investment in Alpha LIBOR. (See page 114.) The Fund typically has exposure to over 25 different countries and generally at least 75% of its assets are denominated in, or hedged into, U.S. dollars. While not a principal consideration of the Manager, the Manager seeks to match the duration of the Fund to that of its benchmark (5.75 years as of 5/30/03). Many of the securities directly held by the Fund do not trade as actively as those in the Fund's benchmark and, therefore, may be priced using "fair valuation" procedures; in addition, the Fund typically invests in securities that are of lesser quality than those in the Fund's benchmark. As a result, in volatile market conditions, the value of such securities will be more difficult to ascertain and the percentage decline in the value of the Fund is likely to exceed that of its benchmark. (See page 83 for a discussion of fair valuation.)


    The Manager emphasizes a "bottom-up" approach to examining and selecting emerging country securities, and uses advanced analytical techniques to seek to identify inefficiencies in the pricing of emerging country debt issues. In addition to investment restrictions, allocation of the Fund's investments among selected emerging countries will be based on other considerations, including specific security valuations, outlook for economic growth, currency exchange and interest rates, and political factors.


    In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts (including credit default swaps). The Fund uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swaps involve payment by one party of a specified rate in exchange for a specified payment upon a default of the underlying security during the swap period. To the extent the Fund does use credit default swaps, there is no assurance they will be effective.


BENCHMARK

    The Fund's benchmark is the J.P. Morgan Emerging Markets Bond Index Global (EMBIG), an independently maintained and published index composed of debt securities of 31 countries, which include Brady bonds, sovereign debt, and Eurodollar debt, all of which are U.S. dollar denominated.


PRINCIPAL RISKS OF INVESTING IN THE FUND

    The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.


- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. Emerging countries issuers are subject to these risks and other risks greater than or in addition to the risks to which U.S. or more developed foreign country issuers are subject.

- Liquidity Risk - The Fund's ability to purchase or sell securities may be adversely affected by the market size or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions, and because it typically makes investments in securities that do not trade as actively as those in the Fund's benchmark.

- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and may not correlate in value to the relevant underlying asset. The Fund also invests in credit default swaps, which are difficult to value, highly susceptible to liquidity and credit risk, and only pay a return to the party seeking protection from (or otherwise "betting" on) a default, in the event of an actual default by the issuer of the underlying obligation. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment.


- Market Risk - Fixed Income Securities - The value of the Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations. The Fund will also be exposed to additional market risk through its investments in asset-backed securities and in debt securities paying no interest.

- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.

- Credit and Counterparty Risk - Risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter ("OTC") derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for funds that invest in lower rated fixed income securities or in OTC derivatives with longer durations, or that have greater exposure to any one counterparty.


    Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Leveraging Risk (e.g., magnified risks from use of derivatives), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                  GMO EMERGING COUNTRY DEBT FUND
PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Graph]

                                                                    EMERGING COUNTRY DEBT FUND (%)
                                                                    ------------------------------
1995                                                                             45.10
1996                                                                             65.71
1997                                                                             31.01
1998                                                                            -30.53
1999                                                                             32.29
2000                                                                             24.13
2001                                                                             14.19
2002                                                                             19.35

                        Highest Quarter: 26.16% (2Q1995)
                        Lowest Quarter: -34.91% (3Q1998)

             Year-to-Date (as of 3/31/03): 7.99%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002


---------------------------------------------------------------------------------
                                       1 YEAR   5 YEARS   10 YEARS   INCEPT.
---------------------------------------------------------------------------------
 CLASS III                                                           4/19/94
---------------------------------------------------------------------------------
 RETURN BEFORE TAXES                   18.45%    9.06%        N/A      19.33%
---------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS   13.18%    3.83%        N/A      11.80%
---------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS
 AND SALE OF FUND SHARES               11.12%    4.49%        N/A      12.11%
---------------------------------------------------------------------------------
 J.P. MORGAN EMBIG(a)                  13.12%    7.58%        N/A      12.98%
---------------------------------------------------------------------------------
 EMBIG+(b)                             13.12%    7.19%        N/A      12.79%
---------------------------------------------------------------------------------
 CLASS IV                                                             1/9/98
---------------------------------------------------------------------------------
 RETURN BEFORE TAXES                   18.65%      N/A        N/A       9.99%
---------------------------------------------------------------------------------
 J.P. MORGAN EMBIG(a)                  13.12%      N/A        N/A       8.11%
---------------------------------------------------------------------------------
 EMBIG +(b)                            13.12%      N/A        N/A       7.83%
---------------------------------------------------------------------------------


(a) Fund's benchmark.

(b) The Emerging Markets Bond Index Global ("EMBIG") + is a composite benchmark computed by the Manager, and represents the J.P. Morgan Emerging Markets Bond Index ("EMBI") prior to 8/95, J.P. Morgan EMBI + through 12/31/99, and the J.P. Morgan EMBIG thereafter, each of which was the Fund's benchmark during the periods indicated.


FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III   CLASS IV
  -----------------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.50%(1)    0.50%(1)
  Redemption fee (as a percentage of amount redeemed)              0.25%(1,2)   0.25%(1,2)


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III   CLASS IV
  -----------------------------------------------------------------------------------
  Management fee                                                   0.35%       0.35%
  Shareholder service fee                                          0.15%       0.10%
  Other expenses                                                   0.15%(3,4,5)   0.15%(3,4,5)
  Total annual operating expenses                                  0.65%(3,4,5)   0.60%(3,4,5)



(1) See "Purchase Premiums and Redemption Fees" on page 86 of this Prospectus for a more detailed discussion of the Fund's purchase premium and redemption fee, including the circumstances under which the Manager may waive all or a portion of the purchase premium or redemption fee.

(2) Applies only to shares acquired on or after July 1, 1995 (including shares acquired by reinvestment of dividends or other distributions on or after such date).

(3) The Fund may invest in SDCF and has an investment in Alpha LIBOR (see page
114). Total annual operating expenses represent the aggregate of direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of SDCF and Alpha LIBOR including, but not limited to, interest expense, foreign audit expense, and investment-related legal expenses) associated with the Fund's investments in SDCF and Alpha LIBOR. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were less than 0.01% each (based on estimated expenses for SDCF). Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the percentage of the Fund's portfolio invested in SDCF and Alpha LIBOR. Effective June 30, 2002, the Manager ceased reimbursing Fund fees or expenses. During the fiscal year ended February 28, 2003, Fund fees and expenses reimbursed by the Manager prior to June 30, 2002 were less than 0.01% of the Fund's average daily net assets.


(4) "Other expenses" have been restated to reflect current fees.


(5) Expense ratios reflect inclusion of interest expense incurred as a result of entering into reverse repurchase agreements. For the fiscal year ended February 28, 2003, annual operating expenses (before addition of interest expense) and interest expense were 0.57% and 0.08%, respectively, for the Class III Shares, and 0.52% and 0.08%, respectively, for the Class IV Shares of the Fund.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                               IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                        --------------------------------------   --------------------------------------
                                        1 YEAR    3 YEARS   5 YEARS   10 YEARS   1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                        ------    -------   -------   --------   ------    -------   -------   --------
Class III                                $142      $285      $441       $894      $116      $257      $410       $856
Class IV                                 $137      $270      $414       $835      $111      $241      $383       $796

 GMO EMERGING COUNTRY DEBT
    SHARE FUND
Fund Inception Date: 7/20/98

                                                                               FUND CODES
                                                              ---------------------------------------------
                                                                         Ticker     Symbol         Cusip
                                                                         ------   -----------   -----------
                                                              Class III  GECDX    EmgCntrDbSh   362008 64 1

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund is a "feeder" fund that invests exclusively (other than certain investments in cash and high quality money market instruments) in a "master" fund, ECDF. Its investment objective and principal investment strategies, therefore, are identical to those of ECDF. The Fund is offered to investors who are investing through intermediaries that prefer not to invest directly in ECDF. Under normal circumstances, the Fund will invest at least 80% of its assets in debt investments tied economically to emerging country issuers. The Manager defines "emerging countries" to include emerging countries in Asia, Latin America, the Middle East, Africa, and Europe ("emerging countries"). ECDF seeks to achieve its objective of high total return by seeking exposure primarily to sovereign debt of emerging countries. ECDF may make use of a wide variety of exchange traded and over-the-counter derivative instruments to implement its strategies (including options, futures, swap contracts, and "synthetic" bonds), and may seek to provide some protection against defaults through the use of credit default swaps. ECDF may also use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer's default. For a discussion of the investment objective, principal investments strategies and principal risks for ECDF, please see page 56.


BENCHMARK

     The Fund's benchmark is the J.P. Morgan Emerging Markets Bond Index Global (EMBIG), an independently maintained and published index composed of debt securities of 31 countries, which includes Brady bonds, sovereign debt, local debt and Eurodollar debt, all of which are U.S. dollar denominated.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. The most significant risks of an investment in the Fund are the risks the Fund is exposed to through ECDF, which include those outlined in the following brief summary of the principal risks; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.



- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect ECDF's foreign investments. Emerging countries issuers are subject to these risks and other risks greater than or in addition to the risks to which U.S. or more developed foreign country issuers are subject.


- Liquidity Risk - ECDF's ability to purchase or sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for ECDF because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.


- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and may not correlate in value to the relevant underlying asset. ECDF also uses credit default swaps, which are difficult to value, highly susceptible to liquidity and credit risk, and only pay a return to the party seeking protection from (or otherwise "betting" on) a default, in the event of an actual default by the issuer of the underlying obligation. Derivatives risk is particularly pronounced for the Fund because ECDF creates "synthetic" bonds to replace direct investment.



- Market Risk - Fixed Income Securities - The value of ECDF's investments in fixed income securities will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations. ECDF will also be exposed to additional market risk through its investments in asset-backed securities and in debt securities paying no interest.



- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent ECDF hedges currency exposure, there is risk that the U.S. dollar will decline relative to the currency being hedged.



- Credit and Counterparty Risk - Risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter ("OTC") derivatives contract, or a borrower of ECDF's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for funds that invest in lower-rated fixed income securities or in OTC derivatives with longer durations, or that have greater exposure to any one counterparty.



     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives by ECDF), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                       GMO EMERGING COUNTRY DEBT
                                                                      SHARE FUND

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Bar Graph]

                                                               GMO EMERGING COUNTRY DEBT SHARE FUND (%)
                                                               ----------------------------------------
1995                                                                             45.10
1996                                                                             65.71
1997                                                                             31.01
1998                                                                            -30.88
1999                                                                             32.13
2000                                                                             24.22
2001                                                                             14.25
2002                                                                             19.02

                        Highest Quarter: 26.16% (2Q1995)
                        Lowest Quarter: -35.20% (3Q1998)

             Year-to-Date (as of 3/31/03): 7.84%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002


----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      4/19/94*
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              19.02%    9.06%        N/A      19.33%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   14.08%    3.97%        N/A      11.89%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          11.67%    4.60%        N/A      12.18%
----------------------------------------------------------------------------
 J.P. MORGAN EMBIG(a)             13.12%    7.58%        N/A      12.98%
----------------------------------------------------------------------------
 EMBIG +(b)                       13.12%    7.19%        N/A      12.79%
----------------------------------------------------------------------------


(a) Fund's benchmark.

(b) The Emerging Markets Bond Index Global ("EMBIG") + is a composite benchmark computed by the Manager, and represents the J.P. Morgan Emerging Markets Bond Index ("EMBI") prior to 8/95, J.P. Morgan EMBI + through 12/31/99, and the J.P. Morgan EMBIG thereafter, each of which was the Fund's benchmark during the periods indicated.



* The Fund's performance prior to July 20, 1998 (the Fund's inception date) reflects the performance of ECDF.


FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       *(1)
  Redemption fee (as a percentage of amount redeemed)              *(1)


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.35%(1)
  Shareholder service fee                                          0.15%(1)
  Other expenses                                                   0.23%(1)
  Total annual operating expenses                                  0.73%(1)
  Expense reimbursement                                            0.08%(1,2)
  Net annual expenses                                              0.65%(1)



(1) The Fund invests substantially all of its assets in ECDF and indirectly bears the purchase premium, redemption fee, management fee and shareholder service fee applicable to ECDF. Total annual operating expenses represent combined fees and expenses of both Funds, which were restated to reflect current fees of the Fund and ECDF and the elimination of ECDF's expense reimbursement effective June 30, 2002.


(2) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2004 for the Fund's operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 82 of this Prospectus).


EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                               IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                        --------------------------------------   --------------------------------------
                                        1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                        -------   -------   -------   --------   -------   -------   -------   --------
Class III                                $142      $302      $477       $982      $116      $274      $446       $944


       * After reimbursement

 GMO SHORT-DURATION INVESTMENT FUND


 (formerly known as GMO Short-Term Income Fund)


Fund Inception Date: 4/18/90


                                                                               FUND CODES
                                                              --------------------------------------------
                                                                         Ticker    Symbol         Cusip
                                                                         ------  -----------   -----------
                                                              Class III  GMSIX   ShortDurInv   362007 47 8


INVESTMENT OBJECTIVE
     Provide current income.

PRINCIPAL INVESTMENT STRATEGIES


     The Fund seeks exposure primarily to securities issued or guaranteed by the U.S. government or its agencies, asset-backed securities issued by U.S. government agencies and private issuers, high-quality prime commercial paper and master demand notes, high-quality corporate debt securities and high-quality debt securities backed by pools of commercial or consumer finance loans, repurchase agreements, and certificates of deposit, bankers' acceptances and other bank obligations. The Fund may achieve this exposure indirectly, by investing a substantial portion of its assets in SDCF or by directly investing in these securities. SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular asset-backed securities issued by a range of private and governmental (including federal, state, local and foreign governments) issuers. The Fund also has an investment in Alpha LIBOR. (See page 114.) The Fund may also use derivatives. While the Fund invests in high-quality instruments, the Manager may or may not dispose of a security whose rating is lowered after purchase.



     The Manager uses fundamental investment techniques to purchase bonds with high relative yield spreads. Under normal circumstances, the Fund seeks to maintain a duration slightly longer than the three-month duration of the Fund's benchmark. It may do so by investing in longer-term bonds (i.e., bonds with longer maturities) while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. As a result, the Fund's dollar-weighted average portfolio maturity may be substantially longer than the Fund's dollar-weighted average portfolio duration. For an additional discussion of duration, see "Fixed Income Funds -- Duration" on p. 45. Because the Fund is NOT a money market fund, it is not subject to the portfolio quality, maturity, and other requirements of money market funds. The Fund seeks to provide current income to the extent consistent with the preservation of capital and liquidity.


BENCHMARK

     The Fund's benchmark is the Citigroup (f/k/a Salomon Smith Barney) 3-Month Treasury Bill Index, an independently maintained and published short-term bill index.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.



- Market Risk - Fixed Income Securities - The value of the Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and for fund portfolios with longer durations, but is also present to a somewhat lesser extent in this Fund. This risk is also generally greater for funds investing in fixed income securities of lower credit quality. The Fund will also be exposed to additional market risk through its investments in asset-backed securities.



- Credit and Counterparty Risk - Risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter ("OTC") derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for funds that invest in lower-rated fixed income securities or in OTC derivatives with longer durations, or that have greater exposure to any one counterparty.



     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Derivatives Risk (e.g., use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments), Leveraging Risk (e.g., magnified risks from use of derivatives), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                              GMO SHORT-DURATION INVESTMENT FUND


PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Bar Graph]

                                                                      SHORT-TERM INCOME FUND (%)
                                                                      --------------------------
1993                                                                              5.66
1994                                                                              1.60
1995                                                                              9.97
1996                                                                              5.40
1997                                                                              6.11
1998                                                                              4.49
1999                                                                              5.09
2000                                                                              7.40
2001                                                                              4.99
2002                                                                             -4.62

                        Highest Quarter: 3.00% (1Q1995)
                        Lowest Quarter: -6.35% (4Q2002)

             Year-to-Date (as of 3/31/03): 0.35%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002


----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      4/18/90(#)
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -4.62%    3.38%     4.54%        5.12%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   -6.26%    1.29%     2.31%        2.85%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          -2.54%    1.76%     2.57%        3.07%
----------------------------------------------------------------------------
 CITIGROUP 3-MONTH T-BILL INDEX    1.70%    4.30%     4.51%        4.71%
----------------------------------------------------------------------------


(#) For the period from April 18, 1990 until June 30, 1991, the Fund operated as a money market fund.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.05%
  Shareholder service fee                                          0.15%
  Other expenses                                                   0.09%(1,2)
  Total annual operating expenses                                  0.29%(1,2)
  Expense reimbursement                                            0.08%(1,2,3)
  Net annual expenses                                              0.21%(1,2)



(1) The Fund may invest in SDCF and has an investment in Alpha LIBOR (see page
114). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of SDCF and Alpha LIBOR, including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investments in SDCF and Alpha LIBOR. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses were less than 0.01% (based on estimated expense for SDCF) and indirect investment-related expenses were 0.01% (based on estimated expenses for SDCF). Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the percentage of the Fund's portfolio invested in SDCF and Alpha LIBOR.


(2) "Other expenses" have been restated to reflect current fees.


(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 82 of this Prospectus) exceed 0.05% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $22       $85      $155       $360


       * After reimbursement

 GMO GLOBAL HEDGED EQUITY FUND
Fund Inception Date: 7/29/94

                                                                             FUND CODES
                                                              ----------------------------------------
                                                                         Ticker   Symbol      Cusip
                                                                         ------   ------   -----------
                                                              Class III  GGHEX     N/A     362007 44 5

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests primarily in shares of the GMO U.S. Equity Funds and GMO International Equity Funds (including the GMO Emerging Markets Funds) (the "underlying Funds"), or directly in equity securities of the type invested in by these Funds. Under normal circumstances, the Fund will invest at least 80% of its assets in equity investments. The Fund invests primarily in a combination of
(i) global equity securities, generally held through the underlying Funds; (ii) derivative instruments intended to hedge the value of the Fund's equity positions against general movements in the equity market(s) and against changes in the values of the foreign currencies represented in the Fund's non-U.S. positions relative to the U.S. dollar; and (iii) long interest rate futures contracts intended to extend the duration of the Fund. The Fund expects to make substantial use of exchange-traded and over-the-counter derivatives and related instruments. Investors should understand that, as opposed to conventional portfolios composed of equity securities, to the extent that the Fund's hedging positions are effective, the performance of the Fund is not expected to correlate with the movements of equity markets generally. Rather, the Manager seeks to manage the Fund so that it will perform more like a short-term fixed income fund adjusted by the Manager's outperformance or underperformance of equity markets generally.


     The Fund will implement its strategy globally with a combination of U.S., international and emerging market equities. For the U.S. equity portion of the portfolio, the Fund will invest in a U.S. equity strategy that will be hedged using exchange-traded S&P 500 futures contracts. For the international equity portion of the portfolio, the Fund will invest in an international strategy that will be hedged using foreign exchange-traded futures contracts and swap contracts in which the Fund is obligated to pay the return of foreign markets in return for a U.S. dollar-based interest rate. For the emerging market equity portion of the portfolio, the Fund will invest in an emerging markets strategy that will be hedged using U.S. and foreign exchange-traded futures and swap contracts in which the Fund is obligated to pay the return of foreign markets in return for a U.S. dollar-based interest rate.

BENCHMARK

     The Fund's benchmark is the Citigroup (f/k/a Salomon Smith Barney) 3-Month Treasury Bill Index, an independently maintained and published short-term bill index.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.


- Fund of Funds Risk - Because the Fund invests in other Funds, the most significant risk of an investment in the Fund is the risk that one or more underlying Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.


- Market Risk - Equity Securities - Investments by the Fund or underlying Funds in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects the Fund and underlying Funds to unpredictable declines in the value of their shares, as well as periods of poor performance.



- Derivatives Risk - The use of derivatives by the Fund or underlying Funds involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and may not correlate in value to the relevant underlying asset. Derivatives risk is particularly pronounced for the Fund, which may use derivatives to gain exposure to fixed income securities and foreign currencies.



- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's or an underlying Fund's foreign investments.



     Other principal risks of an investment in the Fund include Market
Risk - Fixed Income Securities (e.g., risk that values of fixed income securities or related derivatives will decline during periods of rising interest rates), Liquidity Risk (e.g., difficulty in purchasing and selling investments), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments may adversely affect the value of such holdings), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                   GMO GLOBAL HEDGED EQUITY FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[BAR GRAPH]

                                                                     GLOBAL HEDGED EQUITY FUND (%)
                                                                     -----------------------------
1995                                                                              8.03
1996                                                                              4.09
1997                                                                             -1.60
1998                                                                             -7.08
1999                                                                              1.65
2000                                                                             19.37
2001                                                                             15.10
2002                                                                             11.63

                        Highest Quarter: 8.01% (2Q1999)
                        Lowest Quarter: -4.10% (2Q1998)

             Year-to-Date (as of 3/31/03): -0.10%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002


----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      7/29/94
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              11.37%    7.64%        N/A       5.78%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   10.06%    5.31%        N/A       3.54%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           6.86%    4.91%        N/A       3.55%
----------------------------------------------------------------------------
 CITIGROUP 3-MONTH T-BILL INDEX    1.70%    4.30%        N/A       4.73%
----------------------------------------------------------------------------


FEES AND EXPENSES

     The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.



  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.12%(1)
  Redemption fee (as a percentage of amount redeemed)              0.12%(1,2)



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.50%
  Shareholder service fee                                          0.15%(3)
  Other expenses                                                   1.50%(4,5)
  Total annual operating expenses                                  2.15%(4,5)
  Expense reimbursement                                            0.94%(4,5,6)
  Net annual expenses                                              1.21%(4,5)



(1) See "Purchase Premiums and Redemption Fees" on page 86 of this Prospectus for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.


(2) Applies only to shares acquired on or after June 30, 2003.


(3) The Manager will reimburse the Fund for all shareholder service fees borne by the Fund as a result of investing in the underlying Funds, so that the aggregate of direct and indirect shareholder service fees borne by shareholders of the Fund will not exceed 0.15%.


(4) The Fund may invest in underlying Funds and/or directly in securities and other investments. The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense and investment-related legal expenses) associated with the Fund's investment in underlying Funds. As described in note 6 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.57% and less than 0.01%, respectively. Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(5) "Other expenses" have been restated to reflect current fees.


(6) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 82 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.50% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through June 30, 2004 to the extent that the sum of (i) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (ii) the amount of fees and expenses incurred indirectly by the Fund through its investment in underlying Funds (excluding these Funds' Excluded Fund Fees and Expenses), exceeds 0.50% of the Fund's average daily net assets, subject to a maximum total reimbursement to such Fund equal to 0.50% of the Fund's average daily net assets.

EXAMPLE

    This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                           IF YOU SELL YOUR SHARES                  IF YOU DO NOT SELL YOUR SHARES
                                    --------------------------------------      --------------------------------------
                                    1 YEAR*   3 YEARS   5 YEARS   10 YEARS      1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                    -------   -------   -------   --------      -------   -------   -------   --------
Class III                            $148      $607     $1,093     $2,434        $135      $594     $1,079     $2,418


       * After reimbursement

 GMO INFLATION INDEXED BOND FUND
Fund Inception Date: 3/31/97

                                                                             FUND CODES
                                                              -----------------------------------------
                                                                         Ticker   Symbol       Cusip
                                                                         ------  ---------  -----------
                                                              Class III  GMIIX   InfltInBd   362007 247

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests primarily in securities that are indexed or otherwise "linked" to general measures of inflation in the country of issue. The Fund intends to invest primarily directly in fixed income securities and in shares of SDCF. SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular asset-backed securities issued by a range of private and governmental (including federal, state, local, and foreign governments) issuers. The Fund also has an investment in Alpha LIBOR. (See page 114.) The Fund may also expose a portion of its assets to lower-rated securities (also known as "junk bonds"), and may make use of "synthetic" bonds to implement its strategy. Under normal circumstances, the Fund will invest at least 80% of its assets in inflation indexed bond investments. The Manager defines "inflation indexed" securities as those that are "linked" to general measures of inflation because such instrument's terms, principal or interest components change with general movements of inflation in the country of issue. The Fund's portfolio concentrates on inflation indexed securities issued by the U.S. government (including U.S. government agencies), but may also include inflation indexed bonds issued by foreign governments and corporate issuers.



     While not a principal consideration of the Manager, the Manager seeks to match the Fund's duration to that of its benchmark (9.43 years as of 5/30/03). The Manager seeks to identify fixed income investments that, in the opinion of the Manager, represent favorable values relative to their market prices.


BENCHMARK
     The Fund's benchmark is the Lehman Brothers U.S. Treasury Inflation Notes Index, an independently maintained and published index of inflation-indexed linked U.S. Treasury securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.



- Market Risk - Fixed Income Securities - The value of the Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations. The Fund will also be exposed to additional market risk through its investments in asset-backed securities and in debt securities paying no interest.



- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and may not correlate in value to the relevant underlying asset. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment.



- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.


- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                 GMO INFLATION INDEXED BOND FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares

                            Years Ending December 31

[BAR GRAPH]

                                                                    INFLATION INDEXED BOND FUND (%)
                                                                    -------------------------------
1998                                                                              4.17
1999                                                                              2.70
2000                                                                             13.32
2001                                                                              8.59
2002                                                                             14.19

                        Highest Quarter: 7.75% (3Q2002)
                        Lowest Quarter: -0.84% (4Q2001)

             Year-to-Date (as of 3/31/03): 2.22%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      3/31/97
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              14.19%    8.50%       N/A        7.97%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   11.43%    6.20%       N/A        5.74%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           9.04%    5.73%       N/A        5.33%
----------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. TREASURY
  INFLATION NOTES INDEX           16.57%    8.66%       N/A        8.14%
----------------------------------------------------------------------------

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.10%
  Shareholder service fee                                          0.15%
  Other expenses                                                   0.22%(1,2,3)
  Total annual operating expenses                                  0.47%(1,2,3)
  Expense reimbursement                                            0.06%(1,2,3,4)
  Net annual expenses                                              0.41%(1,2,3)



(1) The Fund may invest in SDCF and has an investment in Alpha LIBOR (see page
114). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of SDCF and Alpha LIBOR including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investments in SDCF and Alpha LIBOR. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were less than 0.01% each (based on estimated expenses for SDCF). Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the percentage of the Fund's portfolio invested in SDCF and Alpha LIBOR.


(2) "Other expenses" have been restated to reflect current fees.


(3) Expense ratios reflect the inclusion of interest expense incurred as a result of entering into reverse repurchase agreements. For the fiscal year ended February 28, 2003, net annual operating expenses (before addition of interest expense) and interest expense were 0.26% and 0.15%, respectively.


(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 82 of this Prospectus) exceed 0.10% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class III                                                       $42      $145      $257       $586


       * After reimbursement

                   ASSET ALLOCATION FUNDS ("FUNDS OF FUNDS")

    The Asset Allocation Funds invest primarily in other GMO Funds to provide an investor with exposure to the investments -- and attendant risks -- of the other GMO Funds in which they invest. Any reference to the GMO Emerging Markets Funds in this section means the GMO Emerging Markets Fund, GMO Emerging Countries Fund, and GMO Asia Fund, collectively.


 GMO BENCHMARK-FREE ALLOCATION FUND


Fund Inception Date: 6/30/03



INVESTMENT OBJECTIVE


    The Fund seeks a positive return, regardless of market direction. Unlike the Trust's other Asset Allocation Funds, the Fund will not seek to control risk relative to a particular securities market index or benchmark. In addition, the Fund will not seek to outperform a particular securities market index or blend of market indices (i.e., the Fund seeks positive return, not "relative" return). There can be no assurance that the Fund will achieve its stated investment objective.



PRINCIPAL INVESTMENT STRATEGIES


    The Fund is a fund of funds and invests in shares of other GMO mutual funds, including the GMO International Equity Funds (including the GMO Emerging Markets Funds), the GMO U.S. Equity Funds, and the GMO Fixed Income Funds (the "underlying Funds"). The Fund will implement its strategy by allocating among asset classes represented by the underlying Funds. The Fund is not restricted with respect to its exposure to any particular asset class, and may at times be substantially invested in underlying Funds that primarily invest in a single asset class (e.g., GMO Fixed Income Funds). In addition, the Fund is not restricted with respect to its exposure to any particular global market. While the Fund generally will have exposure to emerging and developed markets, including the U.S. market, it may at times be substantially invested in a particular market or market type (e.g., emerging markets).



    The Manager will seek to forecast returns for a range of global asset classes (e.g., international equity, U.S. equity, emerging markets, fixed income) using quantitative applications to evaluate current economic and corporate fundamentals in relation to global market prices for each asset class over a rolling seven-year period. The Manager will then conduct a disciplined evaluation of each asset class, based on the economic principle of regression to the mean, and will seek to identify the least expensive asset classes and minimize exposure to asset classes that the Manager believes are overpriced.



    Based on the Manager's assessment of asset class valuations and the forecasted value-added for the underlying Funds, the Fund will own different proportions of underlying Funds at different times. No limits exist on the Fund's ability to shift strategically its allocations among the underlying Funds. The Fund may invest substantially all of its assets in a limited number of underlying Funds that primarily invest in same asset class, and may, at times, invest a substantial portion of its assets in a single underlying Fund.



PRINCIPAL RISKS OF INVESTING IN THE FUND


    The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds; for a more complete discussion of risks, see "Description of Principal Risks" on page 76.



- Management Risk - The Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund (i.e., the appropriate mix of underlying Funds), but there can be no guarantee that these will produce the desired results. From time to time, the Fund may allocate part or all of its assets to one or more volatile asset classes with significant risk of loss if the Manager's judgment about the expected return of one or more of those asset classes proves incorrect.



- Fund of Funds Risk - Because the Fund invests in underlying Funds, the Fund is exposed to the risk that one or more underlying Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.



- Foreign Investment Risk - From time to time, the Fund may allocate part or all of its assets to foreign investments (including investments in emerging markets). Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments. Emerging countries issuers are subject to these risks and other risks greater than or in addition to the risks to which U.S. or more developed foreign country issuers are subject.



- Market Risk - Equity Securities - From time to time, the Fund may allocate part or all of its assets to equity investments (including investments in emerging market equity securities). Investments by underlying Funds in equity securities may decline in value due to factors affecting issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects underlying Funds to unpredictable declines in the value of their shares, as well as periods of poor performance.



- Market Risk - Fixed Income Securities - From time to time, the Fund may allocate part or all of its assets to fixed income investments (including investments in emerging market debt). The value of an underlying Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer duration. Certain underlying Funds will also be exposed to additional market risk through their investments in asset-backed securities.



- Smaller Company Risk - From time to time, the Fund may allocate part or all of its assets to investments in companies with smaller market capitalizations. The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and values may fluctuate in price more sharply than other securities.



    Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by an underlying Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the underlying Fund), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments of an underlying Fund may adversely affect the value of such holdings), Focused Investment Risk (e.g., increased risk from underlying Funds' focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), Non-Diversification Risk (e.g., certain underlying Funds are non-diversified and therefore a decline in the market value of a particular security held by such Funds may affect these underlying Funds' values more than if such Funds were diversified), Leveraging Risk (e.g., magnified risk from use of derivatives by an underlying Fund), Liquidity Risk (e.g., difficulty in purchasing and selling investments by an underlying Fund), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty of an underlying Fund). In addition, the Fund will also be subject to additional risks as a result of its investment in the Real Estate Fund, which concentrates its assets in real estate-related securities. As a result, the value of the Real Estate Fund's portfolio can be expected to change in light of factors affecting the real estate industry, and may fluctuate more widely than the value of a portfolio that consists of securities from a broader range of industries.

                                              GMO BENCHMARK-FREE ALLOCATION FUND



PERFORMANCE


     The Fund will commence operations on or following the date of this Prospectus. As a result, no performance information is available.



FEES AND EXPENSES


     The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.



  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.37%(1)
  Redemption fee (as a percentage of amount redeemed)              0.37%(1)



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  ----------------------------------------------------------------------------------------
  Management fee                                                                   0.00%
  Shareholder service fee                                                          0.00%
  Other expenses                                                                   0.06%(2)
  Total annual operating expenses                                                  0.06%(2)
  Expense reimbursement                                                            0.06%(2,3)
  Net annual expenses                                                              0.00%(2)



(1) See "Purchase Premiums and Redemption Fees" on page 86 of this Prospectus for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.


(2) The amounts indicated above reflect only the direct expenses associated with an investment in the Fund and are an annualized estimate of the Fund's direct expenses for its current fiscal year ending February 29, 2004. THE FUND ALSO INCURS FEES AND EXPENSES INDIRECTLY AS A SHAREHOLDER OF UNDERLYING FUNDS, WHICH ARE NOT REFLECTED IN THE ABOVE AMOUNTS. Under normal market conditions, the Manager believes that the Fund's annualized indirect net operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) and indirect investment-related expenses will fall within the ranges set forth below (based on average daily net assets):



---------------------------------------------------------------------------------------
                                                               Low    Expected   High
---------------------------------------------------------------------------------------
 Indirect Net Operating Expenses (excluding
   investment-related expenses)                               0.40%   0.64%      0.71%
---------------------------------------------------------------------------------------
 Indirect Investment-Related Expenses                         0.09%   0.04%      0.03%
---------------------------------------------------------------------------------------



Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(3) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2004 for the Fund's operating expenses (not including expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 82 of this Prospectus).



EXAMPLE


     This example helps you compare the cost of investing in the Fund (including direct expenses and estimated indirect operating expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as set forth above and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                                                 IF YOU SELL YOUR SHARES      IF YOU DO NOT SELL YOUR SHARES
                                                                 -----------------------     ---------------------------------
                                                                    1 YEAR*   3 YEARS               1 YEAR*    3 YEARS
                                                                    -------   -------               -------    -------
Class III                                                            $141      $296                   $102       $254



       * After reimbursement

 GMO INTERNATIONAL EQUITY


    ALLOCATION FUND

Fund Inception Date: 10/11/96

                                                                            FUND CODES
                                                              ---------------------------------------
                                                                         Ticker  Symbol      Cusip
                                                                         ------  -------  -----------
                                                              Class III  GIEAX     N/A    362007 21 3


INVESTMENT OBJECTIVE
     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund is a fund of funds and invests in shares of other GMO mutual funds, including primarily the GMO International Equity Funds (including the GMO Emerging Markets Funds) and the GMO Fixed Income Funds (the "underlying Funds"). Under normal circumstances, the Fund will invest at least 80% of its assets in equity investments. Depending upon the Manager's current valuation assessment of the global marketplace, the Fund may own different proportions of underlying Funds at different times. The Fund attempts to shift its investments in underlying Funds opportunistically when the investment outlook has changed, when cash flows occur, or when there has been a significant change in market valuation levels. The Fund will typically be nearly fully exposed to international equity and fixed income securities through investment in the underlying Funds.


     Through investments in the underlying Funds, the Fund seeks exposure to a universe of securities generally represented by the Fund's benchmark. The Manager determines weightings in the underlying funds using an optimization process based on long-term forecasts of relative value and risk among the major asset classes (e.g., international equity, emerging markets, fixed income). This process analyzes country and sector levels based on factors/characteristics such as aggregated price to book, dividend yield, cash earnings, price to earnings, inflation, and interest rates, among others. Once these return and risk forecasts have been developed for each country, a similar process is run at the individual security level. This forecasted return and risk information is then adjusted to incorporate the expected value-added for each of the underlying Funds and, as adjusted, is used to structure the asset allocation portfolio. The expected value-added for each underlying Fund is determined by assessing the underlying Fund's historical ability to add value, the efficiency of a given asset class (i.e., ability to add value in the asset class through active management), and what, if anything, has changed about the asset class that might cause the underlying Fund's future value-added to be higher or lower than historical levels. The Manager seeks to manage the Fund with low risk relative to its benchmark.


BENCHMARK
     The Fund's benchmark is the MSCI ACWI (All Country World Index) Free ex-U.S. Index, an international (excluding U.S. and including emerging markets) equity index, independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.


- Fund of Funds Risk - Because the Fund invests in other Funds, the most significant risk of an investment in the Fund is the risk that one or more underlying Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.


- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments.



- Market Risk - Equity Securities - Investments by underlying Funds in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects underlying Funds to unpredictable declines in the value of their shares, as well as periods of poor performance.



- Market Risk - Fixed Income Securities - The value of an underlying Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations.



     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by an underlying Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the underlying Fund), Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments by an underlying Fund in companies with small capitalization), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments of an underlying Fund may adversely affect the value of such holdings), Leveraging Risk (e.g., magnified risks from use of derivatives by an underlying Fund), Liquidity Risk (e.g., difficulty in purchasing and selling investments by an underlying Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty of an underlying Fund), Non-Diversification Risk (e.g., certain underlying Funds are non-diversified and therefore a decline in the market value of a particular security held by such Funds may affect these underlying Funds' values more than if such Funds were diversified), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                            GMO INTERNATIONAL EQUITY
                                               ALLOCATION FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years ending December 31
[BAR GRAPH]

                                                               INTERNATIONAL EQUITY ALLOCATION FUND (%)
                                                               ----------------------------------------
1997                                                                              1.74
1998                                                                              1.99
1999                                                                             26.77
2000                                                                             -6.52
2001                                                                             -5.73
2002                                                                             -0.40

                        Highest Quarter: 14.99% (4Q1998)
                        Lowest Quarter: -15.91% (3Q1998)

             Year-to-Date (as of 3/31/03): -4.26%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002


----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      10/11/96
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -0.74%    2.49%        N/A      2.71%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   -2.04%    0.93%        N/A      0.92%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     -0.53%    1.41%        N/A      1.47%
----------------------------------------------------------------------------
 MSCI ACWI FREE EX-U.S. INDEX    -14.95%   -2.78%        N/A     -1.63%
----------------------------------------------------------------------------


FEES AND EXPENSES

     The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.



  SHAREHOLDER FEES
  (fees paid directly from your investment)                      CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.17%(1)
  Redemption fee (as a percentage of amount redeemed)              0.17%(1,2)



  ANNUAL FUND OPERATING EXPENSES
  (expenses that are paid from Fund assets as a percentage of
  average daily net assets)                                      CLASS III
  ------------------------------------------------------------------------
  Management fee                                                   0.00%
  Shareholder service fee                                          0.00%
  Other expenses                                                   0.05%(3)
  Total annual operating expenses                                  0.05%(3)
  Expense reimbursement                                            0.05%(3,4)
  Net annual expenses                                              0.00%(3)



(1) See "Purchase Premiums and Redemption Fees" on page 86 of this Prospectus for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.


(2) Applies only to shares acquired on or after June 30, 2003.


(3) The amounts indicated above reflect only the direct expenses associated with an investment in the Fund, which have been restated to reflect current fees. THE FUND ALSO INCURS FEES AND EXPENSES INDIRECTLY AS A SHAREHOLDER OF UNDERLYING FUNDS, WHICH ARE NOT REFLECTED IN THE ABOVE AMOUNTS. The indirect net annual operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) and indirect investment-related expenses incurred by the Fund for the fiscal year ended February 28, 2003 were 0.80% and 0.01%, respectively. Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(4) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2004 for the Fund's operating expenses (not including expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 82 of this Prospectus).


EXAMPLE

     This example helps you compare the cost of investing in the Fund (including direct expenses and estimated indirect operating expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as set forth above and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                            IF YOU SELL YOUR SHARES                  IF YOU DO NOT SELL YOUR SHARES
                                     --------------------------------------      --------------------------------------
                                     1 YEAR*   3 YEARS   5 YEARS   10 YEARS      1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                     -------   -------   -------   --------      -------   -------   -------   --------
Class III                             $116      $302      $503      $1,085         $99      $283      $483      $1,060


       * After reimbursement

 GMO GLOBAL BALANCED ASSET
    ALLOCATION FUND
Fund Inception Date: 6/28/96

                                                                             FUND CODES
                                                              -----------------------------------------
                                                                         Ticker   Symbol       Cusip
                                                                         ------  ---------  -----------
                                                              Class III  GMWAX      N/A     362007 17 1


INVESTMENT OBJECTIVE
     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund is a fund of funds and invests in shares of other GMO mutual funds, including primarily the GMO International Equity Funds (including the GMO Emerging Markets Funds), the GMO U.S. Equity Funds, and the GMO Fixed Income Funds (the "underlying Funds"). Depending upon the Manager's current valuation assessment of the global marketplace, the Fund may own different proportions of underlying Funds at different times. The Fund attempts to shift its investments in underlying Funds opportunistically when the investment outlook has changed, when cash flows occur, or when there has been a significant change in market valuation levels. The Fund will typically be nearly fully exposed to global equity and fixed income securities through investment in the underlying Funds.


     Through investments in the underlying Funds, the Fund seeks exposure to a universe of securities generally represented by the Fund's benchmark. The Manager determines weightings in the underlying funds using an optimization based on long-term forecasts of relative value and risk among the major asset classes (e.g., international equity, U.S. equity, emerging markets, fixed income). This process analyzes country and sector levels based on factors/characteristics such as aggregated price to book, dividend yield, cash earnings, price to earnings, inflation, and interest rates, among others. Once these return and risk forecasts have been developed for each country, a similar process is run at the individual security level. This forecasted return and risk information is then adjusted to incorporate the expected value-added for each of the underlying Funds and, as adjusted, is used to structure the asset allocation portfolio. The expected value-added for each underlying Fund is determined by assessing the underlying Fund's historical ability to add value, the efficiency of a given asset class (i.e., ability to add value in the asset class through active management), and what, if anything, has changed about the asset class that might cause the underlying Fund's future value-added to be higher or lower than historical levels. The Manager seeks to manage the Fund with low risk relative to its benchmark.


BENCHMARK

     The Fund's benchmark is the GMO Global Balanced Index, a composite benchmark computed by GMO. It consists of (i) the S&P 500 Index (a U.S. large capitalization stock index, independently maintained and published by Standard & Poor's); (ii) the MSCI ACWI (All Country World Index) Free ex-U.S. Index (an international (excluding U.S. and including emerging markets) equity index, independently maintained and published by Morgan Stanley Capital International); and (iii) the Lehman Brothers U.S. Aggregate Bond Index (an independently maintained and published index comprised of U.S. fixed rate debt issues, having a maturity of at least one year, rated investment grade or higher by Moody's Investors Service, Standard & Poor's or Fitch IBCA, Inc.) in the following proportions: 48.75% (S&P 500), 16.25% (MSCI ACWI (All Country World Index) Free ex-U.S. Index), and 35% (Lehman Brothers U.S. Aggregate Bond Index). The GMO Global Balanced Index reflects investment of all applicable dividends, capital gains, and interest. The benchmark's name changed from GMO World Balanced Index to GMO Global Balanced Index effective June 30, 2003.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.


- Fund of Funds Risk - Because the Fund invests in other Funds, the most significant risk of an investment in the Fund is the risk that one or more underlying Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.


- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments.



- Market Risk - Equity Securities - Investments by underlying Funds in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects underlying Funds to unpredictable declines in the value of their shares, as well as periods of poor performance.



- Market Risk - Fixed Income Securities - The value of an underlying Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations.



     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by an underlying Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the underlying Fund), Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments by an underlying Fund in companies with small capitalization), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments of an underlying Fund may adversely affect the value of such holdings), Leveraging Risk (e.g., magnified risks from use of derivatives by an underlying Fund), Liquidity Risk (e.g., difficulty in purchasing and selling investments by an underlying Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty of an underlying Fund), Non-Diversification Risk (e.g., certain underlying Funds are non-diversified and therefore a decline in the market value of a particular security held by such Funds may affect these underlying Funds' values more than if such Funds were diversified), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                          GMO GLOBAL BALANCED ASSET
                                             ALLOCATION FUND

PERFORMANCE

    The performance information (before and after taxes) for all periods prior to June 30, 2002 was achieved prior to the change in the Fund's principal investment strategies, effective June 30, 2002. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of certain broad-based indices. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance is not an indication of future performance. The Fund commenced operations on June 28, 1996 with two classes of shares - Class I shares and Class II shares. Class II shares ceased operations on October 16, 1996. Class III shares commenced operations on October 22, 1996. Class I shares converted to Class III shares on January 9, 1998. Class III performance information presented in the table represents Class II performance from June 28, 1996 to October 16, 1996, Class I performance from October 16, 1996 to October 21, 1996, and Class III performance thereafter.


                      ANNUAL TOTAL RETURN/Class III Shares
[Bar Graph]                 Years Ending December 31

                                                                  WORLD BALANCED ALLOCATION FUND (%)
                                                                  ----------------------------------
1997                                                                             10.23
1998                                                                              2.73
1999                                                                             23.44
2000                                                                             -0.62
2001                                                                             -1.52
2002                                                                              3.15

                        Highest Quarter: 14.30% (4Q1998)
                        Lowest Quarter: -15.08% (3Q1998)

             Year-to-Date (as of 3/31/03): -2.18%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002


----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      6/28/96
----------------------------------------------------------------------------
 RETURN BEFORE TAXES               2.88%    5.01%      N/A        6.14%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    0.92%    2.60%      N/A        3.39%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                      1.69%    3.23%      N/A        3.95%
----------------------------------------------------------------------------
 S&P 500 INDEX                   -22.10%   -0.59%      N/A        5.84%
----------------------------------------------------------------------------
 MSCI ACWI FREE EX-U.S. INDEX    -14.95%   -2.78%      N/A       -1.65%
----------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. AGGREGATE
  BOND INDEX                      10.26%    7.55%      N/A        8.06%
----------------------------------------------------------------------------
 GLOBAL BALANCED BENCHMARK +(A)  -12.90%   -0.58%      N/A        2.54%
----------------------------------------------------------------------------
 GMO GLOBAL BALANCED INDEX(b)    -10.13%    2.32%      N/A        5.82%
----------------------------------------------------------------------------


(a) The Global Balanced Benchmark + is a composite benchmark computed by the Manager, and represents the MSCI ACWI (All Country World Index) Free Index (a global (including U.S. and emerging markets) equity index, independently maintained and published by Morgan Stanley Capital International) prior to July 1, 2002, which was the Fund's benchmark, and the GMO Global Balanced Index thereafter, which is the Fund's current benchmark.


(b) Fund's benchmark (computed by the Manager).


FEES AND EXPENSES

    The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.



  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.13%(1)
  Redemption fee (as a percentage of amount redeemed)              0.13%(1,2)



  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  --------------------------------------------------------------------------------------------------------------------------------
  Management fee                                                                                                          0.00%
  Shareholder service fee                                                                                                 0.00%
  Other expenses                                                                                                          0.02%(3)
  Total annual operating expenses                                                                                         0.02%(3)
  Expense reimbursement                                                                                                   0.02%(3,4)
  Net annual expenses                                                                                                     0.00%(3)



(1) See "Purchase Premiums and Redemption Fees" on page 86 of this Prospectus for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.


(2) Applies only to shares acquired on or after June 30, 2003.


(3) The amounts indicated above reflect only the direct expenses associated with an investment in the Fund and are an annualized estimate of the Fund's direct expenses for fiscal year ended February 28, 2003, based on the Fund's actual direct expenses (restated to reflect current fees) for the period beginning on June 30, 2002, when the Fund's principal investment strategies were changed. THE FUND ALSO INCURS FEES AND EXPENSES INDIRECTLY AS A SHAREHOLDER OF UNDERLYING FUNDS, WHICH ARE NOT REFLECTED IN THE ABOVE AMOUNTS. For the fiscal year ended February 28, 2003, the Fund's annualized indirect net operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) and indirect investment-related expenses were estimated at 0.54% and 0.01%, respectively, based on the Fund's actual indirect expenses for the period beginning on June 30, 2002. The Fund's actual total direct expenses, indirect net operating expenses, and indirect investment-related expenses incurred during the fiscal year ended February 28, 2003 were 0.05% (restated to reflect current fees), 0.56%, and 0.02%, respectively. Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(4) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2004 for the Fund's operating expenses (not including expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 82 of this Prospectus).

EXAMPLE

    This example helps you compare the cost of investing in the Fund (including direct expenses and estimated indirect operating expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as set forth above and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES
                                       --------------------------------------   --------------------------------------
                                       1 YEAR*   3 YEARS   5 YEARS   10 YEARS   1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                       -------   -------   -------   --------   -------   -------   -------   --------
Class III                                $82      $205      $340       $732       $68      $190      $323       $712


      * After reimbursement

 GMO GLOBAL (U.S.+) EQUITY
    ALLOCATION FUND
Fund Inception Date: 11/26/96

                                                                            FUND CODES
                                                              --------------------------------------
                                                                         Ticker  Symbol     Cusip
                                                                         ------  ------  -----------
                                                              Class III  GMGEX    N/A    362007 14 8


INVESTMENT OBJECTIVE
     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund is a fund of funds and invests in shares of other GMO mutual funds, including primarily the GMO U.S. Equity Funds, the GMO International Equity Funds (including the GMO Emerging Markets Funds), and the GMO Fixed Income Funds (the "underlying Funds"). Under normal circumstances, the Fund will invest at least 80% of its assets in equity investments. Depending upon the Manager's current valuation assessment of the global marketplace the Fund may own different proportions of underlying Funds at different times. The Fund attempts to shift its investments in underlying funds opportunistically when the investment outlook has changed, when cash flows occur, or when there has been a significant change in market valuation levels. The Fund will typically be nearly fully exposed to global equity and fixed income securities through investment in the underlying Funds.


     Through investments in the underlying Funds, the Fund seeks exposure to a universe of securities generally represented by the Fund's benchmark. The Manager determines weightings in the underlying Funds using an optimization based on long-term forecasts of relative value and risk among the major asset classes (e.g., international equity, U.S. equity, emerging markets, fixed income). This process analyzes country and sector levels based on factors/characteristics such as aggregated price to book, dividend yield, cash earnings, price to earnings, inflation, and interest rates, among others. Once these return and risk forecasts have been developed for each country, a similar process is run at the individual security level. This forecasted return and risk information is then adjusted to incorporate the expected value-added for each of the underlying Funds and, as adjusted, used to structure the asset allocation portfolio. The expected value-added for each underlying Fund is determined by assessing the underlying Fund's historical ability to add value, the efficiency of a given asset class (i.e., ability to add value in the asset class through active management), and what, if anything, has changed about the asset class that might cause the underlying Fund's future value-added to be higher or lower than historical levels. The Manager seeks to manage the Fund with low risk relative to its benchmark.


BENCHMARK

     The Fund's benchmark is the GMO Global Equity Index, a composite computed by GMO. It consists of (i) the S&P 500 Index (a U.S. large capitalization stock index, independently maintained and published by Standard & Poor's) and (ii) the MSCI ACWI (All Country World Index) Free ex-U.S. Index (an international (excluding U.S. and including emerging markets) equity index, independently maintained and published by Morgan Stanley Capital International) in the following proportions: 75% (S&P 500) and 25% (MSCI ACWI (All Country World Index) Free ex-U.S. Index).


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.


- Fund of Funds Risk - Because the Fund invests in other Funds, the most significant risk of an investment in the Fund is the risk that one or more underlying Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.


- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments.



- Market Risk - Equity Securities - Investments by underlying Funds in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects underlying Funds to unpredictable declines in the value of their shares, as well as periods of poor performance.



- Market Risk - Fixed Income Securities - The value of an underlying Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations.



     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by an underlying Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the underlying Fund), Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments by an underlying Fund in companies with small capitalization), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments of an underlying Fund may adversely affect the value of such holdings), Leveraging Risk (e.g., magnified risks from use of derivatives by an underlying Fund), Liquidity Risk (e.g., difficulty in purchasing and selling investments by an underlying Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty of an underlying Fund), Non-Diversification Risk (e.g., certain underlying Funds are non-diversified and therefore a decline in the market value of a particular security held by such Funds may affect these underlying Funds' values more than if such Funds were diversified), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                       GMO GLOBAL (U.S.+) EQUITY
                                                                 ALLOCATION FUND

PERFORMANCE

    The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[Bar Graph]

                                                               GLOBAL (U.S.+) EQUITY ALLOCATION FUND (%)
                                                               -----------------------------------------
1997                                                                             19.90
1998                                                                              5.97
1999                                                                             19.28
2000                                                                              3.75
2001                                                                             -0.74
2002                                                                             -6.23

                        Highest Quarter: 14.22% (4Q1998)
                        Lowest Quarter: -14.30% (3Q2002)

             Year-to-Date (as of 3/31/03): -4.12%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002


----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      11/26/96
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -6.55%    3.99%        N/A       6.50%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   -7.55%    1.45%        N/A       3.34%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     -4.13%    2.45%        N/A       4.21%
----------------------------------------------------------------------------
 S&P 500 INDEX(a)                -22.10%   -0.59%        N/A       4.02%
----------------------------------------------------------------------------
 GMO GLOBAL EQUITY INDEX(b)      -20.30%   -1.05%        N/A       2.52%
----------------------------------------------------------------------------



(a) The S&P 500 Index is a U.S. large capitalization stock index, independently maintained and published by Standard and Poor's.

(b) Fund's benchmark (computed by the Manager).

FEES AND EXPENSES

    The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.



  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                      CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.17%(1)
  Redemption fee (as a percentage of amount redeemed)              0.17%(1,2)



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.00%
  Shareholder service fee                                                                   0.00%
  Other expenses                                                                            0.07%(3)
  Total annual operating expenses                                                           0.07%(3)
  Expense reimbursement                                                                     0.07%(3,4)
  Net annual expenses                                                                       0.00%(3)



(1) See "Purchase Premiums and Redemption Fees" on page 86 of this Prospectus for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.


(2) Applies only to shares acquired on or after June 30, 2003.


(3) The amounts indicated above reflect only the direct expenses associated with an investment in the Fund, which have been restated to reflect current fees. THE FUND ALSO INCURS FEES AND EXPENSES INDIRECTLY AS A SHAREHOLDER OF UNDERLYING FUNDS, WHICH ARE NOT REFLECTED IN THE ABOVE AMOUNTS. The indirect net annual operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) and indirect investment-related expenses incurred by the Fund for the fiscal year ended February 28, 2003 were 0.65% and 0.01%, respectively. Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(4) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2004 for the Fund's operating expenses (not including expenses indirectly incurred by investment in other Funds of the Trust and certain other expenses described on page 82 of this Prospectus).


EXAMPLE

    This example helps you compare the cost of investing in the Fund (including direct expenses and estimated indirect operating expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as set forth above and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                           IF YOU SELL YOUR SHARES                  IF YOU DO NOT SELL YOUR SHARES
                                    --------------------------------------      --------------------------------------
                                    1 YEAR*   3 YEARS   5 YEARS   10 YEARS      1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                    -------   -------   -------   --------      -------   -------   -------   --------
Class III                            $101      $259      $431       $929          $83      $240      $410       $903


       * After reimbursement

 GMO U.S. SECTOR FUND
Fund Inception Date: 12/31/92

                                                                             FUND CODES
                                                              ----------------------------------------
                                                                         Ticker   Symbol      Cusip
                                                                         ------  --------  -----------
                                                              Class III  GMUSX   N/A       362007 75 9

INVESTMENT OBJECTIVE
     Seeks total return greater than its benchmark.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests primarily in the U.S. Core Fund, Growth Fund, Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Intrinsic Value Fund, and Real Estate Fund (the "underlying Funds"). The Fund may also directly invest in common stocks. Under normal circumstances, the Fund will invest at least 80% of its assets in investments tied economically to the United States. Depending upon the Manager's current valuation assessment of the global marketplace the Fund may own different proportions of underlying Funds at different times. The Fund attempts to shift its investments in underlying Funds opportunistically when cash flows occur, when the investment outlook has changed, or when there has been a significant change in market valuation levels. The Manager uses fundamental investment principles and quantitative applications to structure a portfolio that will typically be nearly fully exposed to U.S. equity securities through investment in the underlying Funds.


     Through investments in the underlying Funds, the Fund seeks exposure to a universe of securities generally represented by the Wilshire 5000 Stock Index, an independently maintained and published equity index, measuring the performance of all U.S. headquartered equity securities with readily available price data. The Manager determines weightings in the underlying Funds using an optimization based on long-term forecasts of relative value and risk among the major sectors of the U.S. equity market (which include the large cap value, large cap growth, large cap core, small cap value, small cap growth, and real estate/REIT asset classes). This process analyzes sector and individual security levels based on factors/characteristics such as aggregated price to book, price to fair value, dividend yield, cash earnings, price to earnings, inflation, and interest rates, among others. Specific to REIT valuation, the process analyzes factors such as price to fair value, price/earnings momentum, short-term sector momentum, and property type. Forecasted return and risk information is then adjusted to incorporate the expected value-added for each of the underlying Funds and, as adjusted, is used to structure the asset allocation portfolio. The expected value-added for each underlying Fund is determined by assessing the underlying Fund's historical ability to add value, the efficiency of a given asset class (i.e., ability to add value in the asset class through active management), and what, if anything, has changed about the asset class that might cause the underlying Fund's future value-added to be higher or lower than historical levels. The Manager seeks to manage the Fund with low risk relative to its benchmark.


BENCHMARK
     The Fund's benchmark is the Russell 3000 Index, which is independently maintained and published by the Frank Russell Company. It measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of the companies in the Russell 3000 Index was approximately $4 billion; the median market capitalization was approximately $700 million; and the smallest company in the Russell 3000 Index had a market capitalization of approximately $128 million.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds; for a more complete discussion of these risks, see "Description of Principal Risks" on page 76.


- Fund of Funds Risk - Because the Fund invests in other Funds, the most significant risk of an investment in the Fund is the risk that one or more underlying Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.


- Market Risk - Equity Securities - Investments by the Fund or underlying Funds in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects the Fund and underlying Funds to unpredictable declines in the value of their shares, as well as periods of poor performance.



     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by an underlying Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments), Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments in companies with small capitalization), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments may adversely affect the value of such holdings), Foreign Investment Risk (e.g., risks attendant to markets that may be less stable, smaller, less liquid, less regulated, and have higher trading costs relative to the U.S. market), Liquidity Risk (e.g., difficulty in purchasing and selling investments), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results). In addition, the Fund will be subject to additional risks as a result of its investment in the Real Estate Fund, which concentrates its assets in real estate-related securities. As a result, the value of the Real Estate Fund's portfolio can be expected to change in light of factors affecting the real estate industry, and may fluctuate more widely than the value of a portfolio that consists of securities from a broader range of industries.

                                                            GMO U.S. SECTOR FUND

PERFORMANCE

    The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of two broad-based indices. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                      ANNUAL TOTAL RETURN/Class III Shares
                            Years Ending December 31
[BAR GRAPH]

                                                                         U.S. SECTOR FUND (%)
                                                                         --------------------
1993                                                                             16.88
1994                                                                              3.27
1995                                                                             43.18
1996                                                                             18.24
1997                                                                             28.64
1998                                                                             11.64
1999                                                                             14.31
2000                                                                              9.84
2001*                                                                             7.27
2002                                                                            -13.24

                        Highest Quarter: 16.09% (4Q1998)
                        Lowest Quarter: -16.54% (3Q2002)

             Year to Date (as of 3/31/03): -4.22%
                          AVERAGE ANNUAL TOTAL RETURNS
                        Periods Ending December 31, 2002


----------------------------------------------------------------------------
                               1 YEAR    5 YEARS*   10 YEARS*   INCEPT.*
----------------------------------------------------------------------------
 CLASS III                                                      12/31/92
----------------------------------------------------------------------------
 RETURN BEFORE TAXES           -13.50%     5.40%     13.08%       13.08%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                -13.54%     1.24%      6.92%        6.92%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                   -8.39%     3.02%      8.29%        8.29%
----------------------------------------------------------------------------
 RUSSELL 3000 INDEX(A)         -21.54%    -0.71%      8.94%        8.94%
----------------------------------------------------------------------------
 S&P 500 INDEX(B)              -22.10%    -0.59%      9.34%        9.34%
----------------------------------------------------------------------------



(a) Fund's benchmark.


(b) The S&P 500 Index is a U.S. large capitalization stock index, independently maintained and published by Standard & Poor's. Effective as of the close of business on February 28, 2003, the Fund changed its benchmark from the S&P 500 Index to the Russell 3000 Index to reflect better the broad universe of securities from which the Manager selects the Fund's portfolio.



* The Fund's performance during 2001 was positively affected by approximately 7.50% as a result of the Fund's receipt of proceeds from litigation settlements relating to securities held by the Fund during prior periods and accounted for by the Fund during 2001.


FEES AND EXPENSES

    The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.



  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS III
  ------------------------------------------------------------------------
  Cash purchase premium (as a percentage of amount invested)       0.15%(1)
  Redemption fee (as a percentage of amount redeemed)              0.15%(1,2)



  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)   CLASS III
  -------------------------------------------------------------------------------------------------
  Management fee                                                                            0.33%
  Shareholder service fee                                                                   0.15%(3)
  Other expenses                                                                            0.96%(4,5)
  Total annual operating expenses                                                           1.44%(4,5)
  Expense reimbursement                                                                     0.90%(4,5,6)
  Net annual expenses                                                                       0.54%(4,5)



(1) See "Purchase Premiums and Redemption Fees" on page 86 of this Prospectus for a more detailed discussion of the Fund's purchase premium and redemption fee, including circumstances under which the Manager may make periodic adjustments to the level of purchase premium and redemption fee and/or waive the purchase premium or redemption fee.


(2) Applies only to shares acquired on or after June 30, 2003.


(3) The Manager will reimburse the Fund for all shareholder service fees borne by the Fund as a result of investing in the underlying Funds, so that the aggregate of direct and indirect shareholder service fees borne by shareholders of the Fund will not exceed 0.15%.


(4) The Fund may invest in underlying Funds and/or directly in securities and other investments. The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in underlying Funds. As described in note 6 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 28, 2003, the Fund's indirect total net operating expenses and indirect investment-related expenses were 0.52% and less than 0.01%, respectively. Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(5) "Other expenses" have been restated to reflect current fees.


(6) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (not including shareholder service fees, expenses indirectly incurred by investment in other Fund's of the Trust and certain other expenses described on page 82 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.33% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2004 to the extent that the sum of (i) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (ii) the amount of fees and expenses incurred indirectly by the Fund through its investment in underlying Funds (excluding these Funds' Excluded Fund Fees and Expenses), exceeds 0.33% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.33% of the Fund's average daily net assets.


EXAMPLE

    This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                           IF YOU SELL YOUR SHARES                  IF YOU DO NOT SELL YOUR SHARES
                                    --------------------------------------      --------------------------------------
                                    1 YEAR*   3 YEARS   5 YEARS   10 YEARS      1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                    -------   -------   -------   --------      -------   -------   -------   --------
Class III                             $86      $398      $733      $1,680         $70      $381      $715      $1,659


      * After reimbursement

                         DESCRIPTION OF PRINCIPAL RISKS

     The following chart identifies the Principal Risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

--------------------------------------------------------------------------------------------------------------------
                                           MARKET RISK
                                      ---------------------
                                                   FIXED                SMALLER                 FOREIGN
                                        EQUITY     INCOME   LIQUIDITY   COMPANY   DERIVATIVES INVESTMENT   CURRENCY
                                      SECURITIES SECURITIES    RISK       RISK       RISK        RISK        RISK
--------------------------------------------------------------------------------------------------------------------
 U.S. EQUITY FUNDS
--------------------------------------------------------------------------------------------------------------------
 U.S. Core Fund                           --                    --                    --
--------------------------------------------------------------------------------------------------------------------
 Tobacco-Free Core Fund                   --                    --                    --
--------------------------------------------------------------------------------------------------------------------
 Value Fund                               --                    --                    --
--------------------------------------------------------------------------------------------------------------------
 Intrinsic Value Fund                     --                    --                    --
--------------------------------------------------------------------------------------------------------------------
 Growth Fund                              --                    --                    --
--------------------------------------------------------------------------------------------------------------------
 Small Cap Value Fund                     --                    --         --         --
--------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Fund                    --                    --         --         --
--------------------------------------------------------------------------------------------------------------------
 Real Estate Fund                         --                    --         --         --
--------------------------------------------------------------------------------------------------------------------
 Tax-Managed U.S. Equities Fund           --                    --                    --
--------------------------------------------------------------------------------------------------------------------
 Tax-Managed Small Companies Fund         --                    --         --         --
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUNDS
--------------------------------------------------------------------------------------------------------------------
 International Disciplined Equity
  Fund                                    --                    --                    --          --          --
--------------------------------------------------------------------------------------------------------------------
 International Intrinsic Value Fund       --                    --                    --          --          --
--------------------------------------------------------------------------------------------------------------------
 International Growth Fund                --                    --                    --          --          --
--------------------------------------------------------------------------------------------------------------------
 Currency Hedged International Equity
  Fund                                    --                    --                    --          --          --
--------------------------------------------------------------------------------------------------------------------
 Foreign Fund                             --                    --                    --          --          --
--------------------------------------------------------------------------------------------------------------------
 Foreign Small Companies Fund             --                    --         --         --          --          --
--------------------------------------------------------------------------------------------------------------------
 International Small Companies Fund       --                    --         --         --          --          --
--------------------------------------------------------------------------------------------------------------------
 Emerging Markets Fund                    --                    --         --         --          --          --
--------------------------------------------------------------------------------------------------------------------
 Emerging Countries Fund                  --                    --         --         --          --          --
--------------------------------------------------------------------------------------------------------------------
 Asia Fund                                --                    --         --         --          --          --
--------------------------------------------------------------------------------------------------------------------
 Tax-Managed International Equities
  Fund                                    --                    --                    --          --          --
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 FIXED INCOME FUNDS
--------------------------------------------------------------------------------------------------------------------
 Domestic Bond Fund                                  --         --                    --
--------------------------------------------------------------------------------------------------------------------
 Core Plus Bond Fund                                 --         --                    --          --          --
--------------------------------------------------------------------------------------------------------------------
 International Bond Fund                             --         --                    --          --          --
--------------------------------------------------------------------------------------------------------------------
 Currency Hedged International Bond
  Fund                                               --         --                    --          --          --
--------------------------------------------------------------------------------------------------------------------
 Global Bond Fund                                    --         --                    --          --          --
--------------------------------------------------------------------------------------------------------------------
 Emerging Country Debt Fund                          --         --                    --          --          --
--------------------------------------------------------------------------------------------------------------------
 Emerging Country Debt Share Fund                    --         --                    --          --          --
--------------------------------------------------------------------------------------------------------------------
 Short-Duration Investment Fund                      --         --                    --
--------------------------------------------------------------------------------------------------------------------
 Global Hedged Equity Fund                --         --         --                    --          --          --
--------------------------------------------------------------------------------------------------------------------
 Inflation Indexed Bond Fund                         --         --                    --          --          --
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------------------------------------------
 Benchmark-Free Allocation Fund           --         --         --         --         --          --          --
--------------------------------------------------------------------------------------------------------------------
 International Equity Allocation Fund     --         --         --         --         --          --          --
--------------------------------------------------------------------------------------------------------------------
 Global Balanced Asset Allocation
  Fund                                    --         --         --         --         --          --          --
--------------------------------------------------------------------------------------------------------------------
 Global (U.S.+) Equity Allocation
  Fund                                    --         --         --         --         --          --          --
--------------------------------------------------------------------------------------------------------------------
 U.S. Sector Fund                         --                    --         --         --          --          --
--------------------------------------------------------------------------------------------------------------------

-------------------------------------  --------------------------------------------------------------------------------

                                            NON-         FOCUSED                 CREDIT AND                   FUND OF
                                       DIVERSIFICATION INVESTMENT  LEVERAGING   COUNTERPARTY    MANAGEMENT     FUNDS
                                            RISK          RISK        RISK          RISK           RISK         RISK
-------------------------------------  --------------------------------------------------------------------------------
 U.S. EQUITY FUNDS
--------------------------------------------------------------------------------------------------------------------
 U.S. Core Fund                                            --                        --             --
--------------------------------------------------------------------------------------------------------------------
 Tobacco-Free Core Fund                                    --                        --             --
--------------------------------------------------------------------------------------------------------------------
 Value Fund                                  --            --                        --             --
--------------------------------------------------------------------------------------------------------------------
 Intrinsic Value Fund                        --            --                        --             --
--------------------------------------------------------------------------------------------------------------------
 Growth Fund                                 --            --                        --             --
--------------------------------------------------------------------------------------------------------------------
 Small Cap Value Fund                                      --                        --             --
--------------------------------------------------------------------------------------------------------------------
 Small Cap Growth Fund                       --            --                        --             --
--------------------------------------------------------------------------------------------------------------------
 Real Estate Fund                            --            --                        --             --
--------------------------------------------------------------------------------------------------------------------
 Tax-Managed U.S. Equities Fund              --            --                        --             --
--------------------------------------------------------------------------------------------------------------------
 Tax-Managed Small Companies Fund            --            --                        --             --
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUNDS
--------------------------------------------------------------------------------------------------------------------
 International Disciplined Equity
  Fund                                                     --                        --             --
--------------------------------------------------------------------------------------------------------------------
 International Intrinsic Value Fund                        --                        --             --
--------------------------------------------------------------------------------------------------------------------
 International Growth Fund                                 --                        --             --
--------------------------------------------------------------------------------------------------------------------
 Currency Hedged International Equity
  Fund                                       --            --                        --             --           --
--------------------------------------------------------------------------------------------------------------------
 Foreign Fund                                --            --                        --             --
--------------------------------------------------------------------------------------------------------------------
 Foreign Small Companies Fund                              --                        --             --
--------------------------------------------------------------------------------------------------------------------
 International Small Companies Fund                        --                        --             --
--------------------------------------------------------------------------------------------------------------------
 Emerging Markets Fund                       --            --          --            --             --
--------------------------------------------------------------------------------------------------------------------
 Emerging Countries Fund                     --            --                        --             --
--------------------------------------------------------------------------------------------------------------------
 Asia Fund                                   --            --                        --             --
--------------------------------------------------------------------------------------------------------------------
 Tax-Managed International Equities
  Fund                                       --            --                        --             --
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 FIXED INCOME FUNDS
--------------------------------------------------------------------------------------------------------------------
 Domestic Bond Fund                          --            --          --            --             --           --
--------------------------------------------------------------------------------------------------------------------
 Core Plus Bond Fund                         --            --          --            --             --           --
--------------------------------------------------------------------------------------------------------------------
 International Bond Fund                     --            --          --            --             --           --
--------------------------------------------------------------------------------------------------------------------
 Currency Hedged International Bond
  Fund                                       --            --          --            --             --           --
--------------------------------------------------------------------------------------------------------------------
 Global Bond Fund                            --            --          --            --             --           --
--------------------------------------------------------------------------------------------------------------------
 Emerging Country Debt Fund                  --            --          --            --             --           --
--------------------------------------------------------------------------------------------------------------------
 Emerging Country Debt Share Fund            --            --          --            --             --           --
--------------------------------------------------------------------------------------------------------------------
 Short-Duration Investment Fund              --            --          --            --             --           --
--------------------------------------------------------------------------------------------------------------------
 Global Hedged Equity Fund                   --            --          --            --             --           --
--------------------------------------------------------------------------------------------------------------------
 Inflation Indexed Bond Fund                 --            --          --            --             --           --
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------------------------------------------
 Benchmark-Free Allocation Fund              --            --          --            --             --           --
--------------------------------------------------------------------------------------------------------------------
 International Equity Allocation Fund        --                        --            --             --           --
--------------------------------------------------------------------------------------------------------------------
 Global Balanced Asset Allocation
  Fund                                       --                        --            --             --           --
--------------------------------------------------------------------------------------------------------------------
 Global (U.S.+) Equity Allocation
  Fund                                       --                        --            --             --           --
--------------------------------------------------------------------------------------------------------------------
 U.S. Sector Fund                            --                                      --             --           --
--------------------------------------------------------------------------------------------------------------------



     Factors that may affect a particular Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. All Funds could be subject to additional risks because the types of investments made by each Fund change over time. The Statement of Additional Information includes more information about the Funds and their investments.


      -- MARKET RISK. All of the Funds are subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by a Fund. General market risks associated with investments in equity and fixed income securities include the following:

     EQUITY SECURITIES. A principal risk of each Fund that has significant exposure to equity securities is that those equity securities will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The values of equity securities may decline for a number of reasons that directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods or services. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

     The U.S. Equity Funds and the International Equity Funds maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance.


     Value Securities Risk. Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates. Since value criteria are used extensively by the Manager across the Funds, these risks apply to all of the equity funds described in this Prospectus. The risks are particularly pronounced for the Value Fund, Small Cap Value Fund, Intrinsic Value Fund, International Intrinsic Value Fund, and Foreign Small Companies Fund, which invest primarily in value securities.


     Growth Securities Risk. Certain equity securities (generally known as "growth securities") are purchased primarily because the Manager believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to general market movements than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall. All of the Funds that invest in equity securities are subject to these risks, but these risks are particularly pronounced for the Growth Fund, International Growth Fund, and Small Cap Growth Fund, which invest primarily in growth securities.

     FIXED INCOME SECURITIES. The value of the Funds' investments in fixed income securities (including bonds, notes and asset-backed securities) will typically change as interest rates fluctuate. During periods of rising interest rates, the values of fixed income securities generally decline. Conversely, during periods of falling interest rates, the values of fixed income securities generally rise.


     This kind of market risk, also called interest rate risk, is generally greater for Funds investing in fixed income securities with longer maturities and portfolios with longer durations. Thus, this risk is greatest for Funds with longer durations (i.e., that invest in fixed income securities with longer maturities), although it is even present, but to a somewhat lesser extent, in the Short-Duration Investment Fund.



     Interest rate risk also depends on the credit quality of a fixed income security. Therefore, the risk is particularly pronounced for the Emerging Country Debt Fund and Emerging Country Debt Share Fund, both of which typically invest most of their assets in lower-rated securities (also called "junk bonds"), which are fixed income securities rated lower than Baa3 by Moody's Investor Service Inc. ("Moody's") or BBB- by Standard & Poor's ("S&P") or determined by the Manager to be of comparable quality to securities so rated. In addition, Global Bond Fund, International Bond Fund, Inflation Indexed Bond Fund, Currency Hedged International Bond Fund, Core Plus Bond Fund, and Domestic Bond Fund are subject to this risk because these Funds may invest a portion of their assets in lower-rated securities.



     In addition, a related market risk exists for all the Fixed Income Funds, which may invest to a material extent in asset-backed securities. Asset-backed securities include securities backed by pools of automobile loans, educational loans, credit card receivables, secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers or one or more lending banks, or a combination of these bonds and loans. Asset-backed securities are often subject to more rapid prepayment of their principal than their stated maturity would otherwise indicate, as a result of the pass-through of prepayments of principal on the underlying mortgages or assets. Because prepayments generally increase when interest rates fall, Funds that invest in asset-backed securities are subject to the risk that cash flows from securities will have to be reinvested at lower rates. Likewise, since prepayments decrease when interest rates rise, these securities have maturities that tend to be longer when that is least desirable -- when interest rates are rising. In addition, payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. Therefore, asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. From time to time, the Fixed Income Funds may have significant exposure to asset-backed securities secured by one or more specific types of loans and/or bonds (e.g., credit-card receivables). As a result, economic developments adversely affecting a particular type of collateral may harm the performance of these Funds. In addition, certain types of collateral may have strong positive correlations, meaning that different types of collateral may be weakened as a result of similar economic conditions (e.g., an increase in personal bankruptcies could damage the value of asset-backed securities secured by credit card receivables, automobile loans, and educational loans).


     Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. The risks associated with asset-backed securities are particularly pronounced for the Domestic Bond Fund, Global Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Core Plus Bond Fund, Inflation Indexed Bond Fund, and Short-Duration Investment Fund, which invest a significant portion of their assets in these securities.


     Most of the Fixed Income Funds may also invest to a material extent in debt securities paying no interest, such as zero coupon, principal-only and interest-only securities and, to the extent they make such investments, such Funds will be exposed to additional market risk.


     - LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell due to a limited market or to legal restrictions, such that a Fund may be prevented from selling particular securities at the price at which the Fund values them. All of the Funds are subject to liquidity risk. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Liquidity risk may also exist when a Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short sale).


     This risk may be particularly pronounced for Funds such as the Emerging Country Debt Fund, Emerging Country Debt Share Fund, Emerging Markets Fund, Emerging Countries Fund, and Asia Fund, all of which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

     - SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in smaller, less seasoned companies may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with larger, more established companies. These risks apply to all Funds that invest in the securities of smaller companies, but are particularly pronounced for the Small Cap Value Fund, Small Cap Growth Fund, Tax-Managed Small Companies Fund, International Small Companies Fund, Emerging Markets Fund, and Foreign Small Companies Fund, all of which primarily make investments in companies with small or medium-sized market capitalizations.


     - DERIVATIVES RISK. All of the Funds may use derivatives, which are financial contracts whose values depend upon, or are derived from, the values of underlying assets, reference rates, or indices. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indices. The Funds can use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Funds may also use derivatives as a way to adjust efficiently the exposure of the Funds to various securities, markets, and currencies without the Funds' actually having to sell current assets and make new investments. This is generally done because the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of Fund assets and making new investments over time. For a description of the various derivative instruments that may be utilized by the Funds, refer to the Statement of Additional Information.



     The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders. Many derivative instruments also have documentation risk. Because the contract for each over-the-counter ("OTC") derivative transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for a Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty.



     While all the Funds are subject to these risks, the risks of derivatives are particularly pronounced for the Fixed Income Funds, which use derivatives, in particular "synthetic" bonds (created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent or another fixed income security), as a basic component of their investment strategy to gain exposure to fixed income securities and foreign currencies.



     In addition, the Fixed Income Funds may use credit default swap contracts to a significant degree, which also presents derivatives risk. In a credit default swap, one party pays a premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Funds, in particular the Emerging Country Debt Fund and Core Plus Bond Fund, may use credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally only pay a return to the party that has paid the premium in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps also have documentation risk, as described above.

     - FOREIGN INVESTMENT RISK. Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, and may experience more rapid and extreme changes in value. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a Fund's investments. In the event of a nationalization, expropriation or other confiscation, a Fund could lose its entire investment in a foreign security.


     All Funds that invest in foreign securities are subject to these risks. These risks are particularly pronounced for the International Equity Funds, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Fund, Emerging Country Debt Share Fund, Global Hedged Equity Fund, and Inflation Indexed Bond Fund, which may invest a significant portion of their assets in foreign securities. Some of the foreign risks are also applicable to the U.S. Equity Funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S.



     In addition, Funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than Funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers. These risks are particularly pronounced for Emerging Markets Fund, Emerging Countries Fund, Asia Fund, Emerging Country Debt Fund, and Emerging Country Debt Share Fund, which typically invest a substantial portion of their assets in securities of emerging market issuers. Foreign Small Companies Fund, Foreign Fund, International Small Companies Fund, and Tax-Managed International Equities Fund, each of which may invest a significant portion of their assets in securities of emerging market issuers, are also subject to increased foreign investment risk.



     - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a Fund's investments. Currency risk includes both the risk that currencies in which a Fund's investments are traded in or currencies in which a Fund has taken on an active investment position will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.


     Many of the Funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Many of the Funds may also take active currency positions and may cross-hedge currency exposure represented by its securities into another foreign currency. This may result in a Fund's currency exposure being substantially different than that suggested by its securities investments.


     All Funds that invest or trade in foreign currencies, securities denominated in foreign currencies, or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the International Equity Funds (except for Currency Hedged International Equity Fund), International Bond Fund, Global Bond Fund, Emerging Country Debt Fund, Emerging Country Debt Share Fund, and Core Plus Bond Fund, which regularly enter into derivative foreign currency transactions and may take active long and short currency positions through exchange traded and OTC foreign currency transactions for investment purposes. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk, as described below under "Leveraging Risk."

     - NON-DIVERSIFICATION RISK. Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. The Value Fund, Growth Fund, Small Cap Growth Fund, Real Estate Fund, Tax-Managed U.S. Equities Fund, Tax-Managed Small Companies Fund, U.S. Sector Fund, Currency Hedged International Equity Fund, Foreign Fund, Emerging Markets Fund, Emerging Countries Fund, Asia Fund, Tax-Managed International Equities Fund, Intrinsic Value Fund, and all of the Fixed Income Funds are not "diversified" within the meaning of the 1940 Act. This means they are allowed to invest in a relatively small number of issuers and/or foreign currencies with greater concentration of risk. As a result, credit, market, and other risks associated with a Fund's investment strategies or techniques may be more pronounced for these Funds than for funds that are "diversified."



     In addition, each of the Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, and Global Bond Fund may invest a portion of its assets, and Emerging Country Debt Share Fund may invest substantially all of its assets, in shares of the Emerging Country Debt Fund, which is not diversified within the meaning of the 1940 Act. All of the Fixed Income Funds may invest without limitation in shares of the GMO Short-Duration Collateral Fund and certain Fixed Income Funds have investments in the GMO Alpha LIBOR Fund; both of these underlying Funds are not diversified within the meaning of the 1940 Act. Please refer to "Investment by Certain Funds in GMO Short-Duration Collateral Fund and GMO Alpha LIBOR Fund" on page 114 for information regarding certain risks and other information relating to the GMO Short-Duration Collateral Fund and GMO Alpha LIBOR Fund.



     - FOCUSED INVESTMENT RISK. Overall risk can be reduced by geographic or industry diversification, and increased by focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another. Therefore, Funds whose investments are focused in particular countries or regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) should only be considered as part of a diversified portfolio including other assets.



     A Fund that focuses its investments in securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. This risk may be particularly pronounced for the Real Estate Fund, which invests a significant portion of its assets in real estate-related industries.



     Similarly, Funds that invest significant portions of their assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. This risk is most significant for the Asia Fund, which invests almost exclusively in Asian securities. This regional focus makes the Asia Fund more susceptible to investment factors affecting the region than a more geographically diverse fund. The region encompasses countries at varying levels of economic development -- ranging from emerging market to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may affect other countries in the region. For example, some Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demand. In addition, a recession, a debt crisis, or a decline in currency valuation in one country can spread to other countries.


     - LEVERAGING RISK. Each Fund's portfolio may be leveraged if it temporarily borrows money to meet redemption requests and/or to settle investment transactions. Also, each Fund may enter into reverse repurchase agreements and invest in other derivatives, which may result in leverage. Leverage may disproportionately increase a Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.


     The net long exposure of each U.S. and International Equity Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) will not exceed 100% of the Fund's net assets. Each U.S. and International Equity Fund may manage certain of its derivatives positions by maintaining an amount of cash or liquid securities equal to the face value of those positions. The U.S. and International Equity Funds also may offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in a portfolio. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged.


     The Fixed Income Funds are not limited with respect to the extent to which derivatives may be used or with respect to the absolute face value of their derivative positions. As a result, the Fixed Income Funds may be leveraged if measured in terms of aggregate exposure of their assets. However, the Manager seeks to manage the effective market exposure of each of these Funds by controlling the projected tracking error relative to each Fund's benchmark.


     - CREDIT AND COUNTERPARTY RISK. This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.


     Credit risk associated with investments in fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Funds that invest in fixed income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Fund's share price and income level. Nearly all fixed income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their sub-divisions or instrumentalities. Even certain U.S. Government securities are subject to credit risk. Additional risk exists where there is no rating for the fixed income security and the Manager has to assess the risk subjectively. In addition, asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to certain additional risks, including the risk that the obligors of the underlying assets default on payment of those assets. See "Market Risk -- Fixed Income Securities" above for a discussion of these risks and the Funds for which the risks associated with asset-backed securities are particularly pronounced.



     Funds that invest in lower-rated securities (also called junk bonds), which are fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P or determined by the Manager to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Lower-rated securities offer the potential for higher investment returns than higher-rated securities, but they carry a higher degree of credit risk and their issuers' continuing ability to meet principal and interest payments is considered speculative. Lower-rated securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities. Accordingly, Emerging Country Debt Fund and Emerging Country Debt Share Fund, which typically invest most of their assets in lower-rated securities, may be subject to substantial credit risk. The Funds listed in "Market Risk -- Fixed Income Securities" above that may invest a portion of their assets in lower-rated securities are also subject to increased credit risk.


     In addition, all of the Funds are exposed to credit risk because they may generally make use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and because they may engage to a significant extent in the lending of Fund securities or use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. A Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions. This type of counterparty risk is generally more pronounced for Emerging Country Debt Fund and Core Plus Bond Fund, which invest in OTC derivatives with longer durations and may have greater exposure to any one counterparty.


     - MANAGEMENT RISK. Each Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results. The Manager may also fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities, foreign equities, or emerging country debt. The Manager may exercise investment discretion for certain and, in some cases, substantially all of the accounts investing in certain Funds. In addition, historically, the Manager, from time to time, has caused certain Funds to make substantial investments (e.g., 50%-95% of a Fund's assets) in other Funds.



     - FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in other GMO Funds are exposed to the risk that one or more underlying Funds will not perform as expected or will underperform other similar funds. In addition, these Funds will indirectly be exposed to all of the risks of an investment in the underlying Funds. With respect to the Asset Allocation Funds, the Manager does not charge an investment management fee for asset allocation advice provided to such Funds (with the exception of the U.S. Sector Fund, which bears an investment management fee subject to reduction to the extent investment management fees are earned by underlying Funds, as described in this Prospectus under U.S. Sector Fund's "Fees and Expenses"), but certain other expenses such as custody, transfer agency, and audit fees will be borne directly by the Asset Allocation Funds, subject to the Manager's agreement to reimburse the Funds (see "Fees and Expenses" for each Asset Allocation Fund). The Asset Allocation Funds and other Funds which invest in other GMO Funds will also indirectly bear a proportionate share of the Total Operating Expenses (including investment management, shareholder servicing, custody, transfer agency, audit, and other Fund expenses) of the Funds in which they invest, as well as any purchase premiums or redemption fees charged by such underlying Funds subject to certain Funds' specific fee and expense reimbursement arrangements with the Manager (see "Fees and Expenses" for each of the Asset Allocation Funds, Currency Hedged International Equity Fund, Global Hedged Equity Fund, and certain Funds which invest in GMO Short-Duration Collateral Fund, GMO Alpha LIBOR Fund, and/or Emerging Country Debt Fund). Since the Manager will receive fees from the underlying Funds, the Manager has a financial incentive to invest the assets of the Asset Allocation Funds and other Funds which invest in other GMO Funds in underlying Funds with higher fees, despite the investment interests of the Asset Allocation Funds and other Funds which invest in GMO Funds. The Manager is legally obligated to disregard that incentive in selecting shares of the underlying Funds.

                            MANAGEMENT OF THE TRUST


     GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the GMO Funds. GMO is a private company, founded in 1977. As of May 31, 2003, GMO managed more than $30 billion for institutional investors such as pension plans, endowments, foundations, and the GMO Funds.



     Subject to the approval of the Trust's Board of Trustees, the Manager establishes and modifies when necessary the investment strategies of the Funds. In addition to its management services to the Funds, the Manager administers the Funds' business affairs.


     Each class of shares of each Fund pays the Manager a shareholder service fee for providing direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance to correct and maintain client-related information.

     For the fiscal year ended February 28, 2003, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements), the percentages of each Fund's average daily net assets as described in the table below.


                           % OF AVERAGE
FUND                        NET ASSETS
----                       ------------
U.S. Core Fund                  0.30%
Tobacco-Free Core Fund          0.29%
Value Fund                      0.39%
Intrinsic Value Fund            0.18%
Growth Fund                     0.24%
Small Cap Value Fund            0.25%
Small Cap Growth Fund           0.00%
Real Estate Fund                0.50%
Tax-Managed U.S. Equities
  Fund                          0.17%
Tax-Managed Small
  Companies Fund                0.37%
International Disciplined
  Equity Fund                   0.01%
International Intrinsic
  Value Fund                    0.44%
International Growth Fund       0.32%



                           % OF AVERAGE
FUND                        NET ASSETS
----                       ------------
Currency Hedged
  International Equity
  Fund                          0.00%
Foreign Fund                    0.51%
Foreign Small Companies
  Fund                          0.55%
International Small
  Companies Fund                0.43%
Emerging Markets Fund           0.79%
Emerging Countries Fund         0.34%
Asia Fund                       0.75%
Tax-Managed International
  Equities Fund                 0.09%
Domestic Bond Fund              0.05%
Core Plus Bond Fund             0.17%
International Bond Fund         0.14%
Currency Hedged
  International Bond Fund       0.00%



                           % OF AVERAGE
FUND                        NET ASSETS
----                       ------------
Global Bond Fund                0.11%
Emerging Country Debt
  Fund                          0.35%
Emerging Country Debt
  Share Fund                       *
Short-Duration Investment
  Fund                          0.00%
Global Hedged Equity Fund       0.00%
Inflation Indexed Bond
  Fund                          0.04%
International Equity
  Allocation Fund                  *
Global Balanced Asset
  Allocation Fund                  *
Global (U.S.+) Equity
  Allocation Fund                  *
U.S. Sector Fund                0.00%



* These Funds do not charge management fees directly, but indirectly bear the management fees charged by the underlying Funds in which they invest.


     Day-to-day management of each Fund is the responsibility of one of several divisions comprised of investment professionals associated with the Manager, and no one person is primarily responsible for making recommendations to any investment division. The table below identifies the investment divisions and the Funds for which they are responsible.


  ---------------------------------------------------------------------------------------------------
          INVESTMENT DIVISION                              PRIMARY RESPONSIBILITIES
  ---------------------------------------------------------------------------------------------------
   U.S. Quantitative                     U.S. Equity Funds (except Value Fund and Real Estate Fund)
  ---------------------------------------------------------------------------------------------------
   U.S. Active                           Value Fund, Real Estate Fund
  ---------------------------------------------------------------------------------------------------
   International Quantitative            International Equity Funds (except Foreign Fund, Foreign
                                         Small Companies Fund, Emerging Markets Fund, Emerging
                                         Countries Fund, and Asia Fund) and Global Hedged Equity Fund
  ---------------------------------------------------------------------------------------------------
   International Active                  Foreign Fund and Foreign Small Companies Fund
  ---------------------------------------------------------------------------------------------------
   Emerging Markets                      Emerging Markets Fund, Emerging Countries Fund, and Asia
                                         Fund
  ---------------------------------------------------------------------------------------------------
   Fixed Income                          Fixed Income Funds (except Global Hedged Equity Fund)
  ---------------------------------------------------------------------------------------------------
   Asset Allocation                      Asset Allocation Funds
  ---------------------------------------------------------------------------------------------------


CUSTODIANS

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serve as the Trust's custodians on behalf of the Funds.

TRANSFER AGENT

     IBT serves as the Trust's transfer agent on behalf of the Funds.

EXPENSE REIMBURSEMENT


     As more fully described in each Fund's "Fees and expenses" table, the Manager has contractually agreed to reimburse certain Funds of the Trust with respect to certain expenses through at least June 30, 2004. The following expenses are specifically excluded from the Manager's reimbursement obligation:
Shareholder Service Fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense (except with respect to the Emerging Countries Fund), and transfer taxes; and, in the case of the Emerging Markets Fund, Asia Fund, and Global Hedged Equity Fund, also excluding custodial fees.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. A Fund may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell such security is received by that Fund. A Fund's net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The market value of the Fund's investments is generally determined as follows:

Exchange listed securities

     - Last sale price or

     - Official closing price or

     - Most recent bid price (if no reported sale or official closing price) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and what their intended disposition is

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (except for options written by a Fund) (includes bonds, loans, structured notes)

     - Closing bid supplied by a primary pricing source chosen by the Manager

Options written by a Fund

     - Most recent ask price

All other assets and securities (if no quotations are readily available)

     - Fair value as determined in good faith by the Trustees or persons acting at their direction

        - In certain cases, a significant percentage of a Fund's assets may be "fair valued." The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, and other news events. Although the goal of fair valuation is to determine the amount which the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different than the value realized upon such asset's sale.

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold.


     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value. Fluctuations in values of foreign currencies in relation to the U.S. dollar will affect the net asset value of shares of the Funds even though there has not been any change in the values of such securities measured in terms of the foreign currencies in which they are denominated.


     Foreign exchanges and securities markets usually close prior to the time the NYSE closes and values of foreign options and foreign securities will be determined as of those earlier closings. Events affecting the values of foreign securities may occasionally occur between the earlier closings and the closing of the NYSE which will not be reflected in the computation of the Funds' net asset value. If an event materially affecting the value of foreign securities occurs during that period, then those securities may be valued at fair value as determined in good faith by the Trustees or persons acting at their direction. In addition, because certain Funds hold portfolio securities listed on foreign exchanges which may trade on days on which the NYSE is closed, the net asset value of those Funds' shares may be significantly affected on days when investors will have no ability to redeem their shares in those Funds.

                             HOW TO PURCHASE SHARES


     You may purchase a Fund's shares from the Trust on any day when the NYSE is open for business. In addition, brokers and agents are authorized to accept purchase and redemption orders on the Funds' behalf. You may pay a fee if you effect a transaction through a broker or agent. To obtain a purchase order form, call the Trust at (617) 346-7646, send an e-mail to SHS@GMO.com or contact your broker or agent.


     PURCHASE POLICIES. Before a purchase order will be acted upon by the Trust, the Trust must determine that the purchase order is in "good order." A purchase order is in "good order" if:

     - a completed purchase order, containing the following information, is submitted to the Trust or its agent:

        - signature exactly in accordance with the form of registration

        - the exact name in which the shares are registered

        - the investor's account number

        - the number of shares or the dollar amount of shares to be purchased


     - the purchase order is received and accepted by the Trust or its agent


     - payment (by check or wire) for the purchase is received before 4:00 p.m. (Eastern time) on the day the purchase order is accepted

        - if an investor provides adequate written assurances of intention to pay, the Trust may extend settlement up to four business days.


     The Trust reserves the right to reject any order. In addition, one or more Funds may temporarily or permanently close to some or all new subscriptions and/or additional investments from existing shareholders.



     The purchase price of a share of any Fund is the net asset value per share next determined after the purchase order is received in "good order" PLUS a purchase premium, if any, for the Fund shares to be purchased. Purchase order forms received by the Trust or its agent after the deadline will be honored on the next following business day, and the purchase price will be effected based on the net asset value per share computed on that day. See "Purchase Premiums and Redemption Fees" on page 86 of this Prospectus for a discussion of cash purchase premiums charged by certain Funds, including circumstances under which the purchase premiums may be waived.



     Minimum investment amounts (by class, if applicable) are set forth in the table on page 87 of this Prospectus. There is no minimum additional investment required to purchase additional shares of a Fund. The Trust may waive initial minimums for certain accounts.


     SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                   GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                          Boston, Massachusetts 02110
                           Facsimile: (617) 439-4192
                        Attention: Shareholder Services


     Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks or securities directly to the Trust.


     FUNDING YOUR INVESTMENT.  You may purchase shares:

     - with cash (via wire transfer or check)

        - BY WIRE.  Instruct your bank to wire the amount of your investment to:

             Investors Bank & Trust Company, Boston, Massachusetts
                               ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
                Further credit: GMO Fund/Account name and number

        - BY CHECK. All checks must be made payable to the appropriate Fund or to GMO Trust. The Trust will not accept any checks payable to a third party which have been endorsed by the payee to the Trust. Mail checks to:

                    By U.S. Postal Service:                                 By Overnight Courier:
                Investors Bank & Trust Company                          Investors Bank & Trust Company
                   GMO Transfer Agent MFD 23                               GMO Transfer Agent MFD 23
                         P.O. Box 9130                                 200 Clarendon Street, 16th Floor
               200 Clarendon Street, 16th Floor                                Boston, MA 02116
                     Boston, MA 02117-9130

     - by exchange (from another GMO product)

        - written instruction should be sent to GMO Trust's Shareholder Services at (617) 439-4192 (facsimile)

        - no Fund will honor requests for exchanges by shareholders who identify themselves or are identified as "market-timers." Market-timers are generally those investors who repeatedly make exchanges within a short period or otherwise engage in frequent transactions in a manner that may be disruptive to a Fund, as reasonably determined by the Fund. The Funds do not automatically redeem shares that are the subject of a rejected exchange request.

     - in exchange for securities acceptable to the Manager

        - securities must be approved by the Manager prior to transfer to the Fund


        - securities will be valued as set forth under "Determination of Net Asset Value" on page 83


     - by a combination of cash and securities

                              HOW TO REDEEM SHARES

     You may redeem shares of a Fund on any day when the NYSE is open for business.

     REDEMPTION POLICIES. Payment on redemption will be made as promptly as possible (generally on the next business day) and no later than seven days (subject to the exceptions noted below) after the request for redemption is received by the Trust or its agent in "good order."

     A redemption request is in "good order" if it:

     - is signed exactly in accordance with the form of registration;

     - includes the exact name in which the shares are registered;

     - includes the investor's account number; and

     - includes the number of shares or the dollar amount of shares to be redeemed.


     If the redemption request is received in "good order" and prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price is the net asset value per share determined on that day, LESS a redemption fee, if any, for the Fund shares to be redeemed. If the redemption request is received in "good order" but after the close of regular trading on the NYSE, the redemption price is the net asset value per share determined on the next business day, LESS a redemption fee, if any, for the Fund shares to be redeemed. Redemption fees, if any, apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). See "Purchase Premiums and Redemption Fees" on page 86 of this Prospectus for a discussion of redemption fees charged by certain Funds, including circumstances under which the fees may be waived.


     If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund instead of cash. INVESTORS IN THE TAX-MANAGED FUNDS SHOULD BE AWARE THAT THEY ARE MORE LIKELY TO HAVE A REDEMPTION REQUEST HONORED "IN KIND" THAN SHAREHOLDERS IN OTHER FUNDS.

     If a redemption is made in cash:

     - payment will be made in federal funds transferred to the account designated in writing by authorized persons


        - designation of additional accounts and any change in the accounts originally designated must be made in writing


     - upon request, payment will be made by check mailed to the registration address

     If a redemption is made in-kind, it is important for you to note:


     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value" on page 83


     - securities distributed by a Fund will be selected by the Manager in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio


     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption


     - in-kind redemptions will be transferred and delivered by the Trust as directed by you

     Each Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed for other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for a Fund to dispose of its securities or to fairly determine the net asset value of the Fund


     - during any other period permitted by the Securities and Exchange Commission for the protection of investors

     Pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem unilaterally at any time any shareholder of any Fund if at such time the shareholder owns shares of any Fund or class thereof having an aggregate net asset value of less than an amount determined from time to time by the Trustees. The Trustees currently have not determined a minimum amount for any of the Funds.



     SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares -- Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of redemption requests.



                     PURCHASE PREMIUMS AND REDEMPTION FEES



     The Funds listed below charge purchase premiums and/or redemption fees to shareholders purchasing or redeeming shares. Please refer to the "Fees and expenses" table for each Fund for details regarding the amount of the purchase premium and/or redemption fee charged by the Fund.



     - Small Cap Value Fund


     - Tax-Managed Small Companies Fund


     - Emerging Markets Fund


     - Emerging Country Debt Fund


     - Benchmark-Free Allocation Fund


     - Global Balanced Asset Allocation Fund


     - U.S. Sector Fund


     - Small Cap Growth Fund


     - International Small Companies Fund


     - Asia Fund


     - Global Hedged Equity Fund


     - International Equity Allocation Fund


     - Global (U.S.+) Equity Allocation Fund



     Purchase premiums and redemption fees are paid to and retained by a Fund to allocate portfolio transaction costs caused by shareholder activity to the shareholder generating the activity. Purchase premiums apply only to cash purchases. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).



     WAIVER OF PURCHASE PREMIUMS/REDEMPTION FEES



     If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by a Fund will be waived with respect to that portion. In addition, the purchase premium or redemption fee, as applicable, charged by a Fund may be waived if the Manager determines a Fund is either substantially overweighted or underweighted in cash so that a redemption or purchase, as applicable, will not cause the Fund to incur transaction costs. In addition, with respect to the Emerging Country Debt Fund only, the redemption fee will be reduced by 50% in connection with in-kind redemptions of that Fund's shares. Waivers are not available for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms.



     ASSET ALLOCATION FUNDS AND GLOBAL HEDGED EQUITY FUND



     Determination of Level of Purchase Premiums/Redemption Fees.



     - With respect to the Asset Allocation Funds (except U.S. Sector Fund), each Fund's purchase premium and redemption fee is approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying Funds in which the Fund is invested as of the date of this Prospectus.



     - Global Hedged Equity Fund and U.S. Sector Fund are permitted to invest both in underlying Funds and directly in other securities. Therefore, with respect to each of these two Funds, the Fund's purchase premium and redemption fee is approximately equal to the weighted average of (a) the purchase premiums and redemption fees, if any, of the underlying Funds in which the Fund is invested and (b) the estimated transaction costs of investing directly in securities, in each case as of the date of this Prospectus.



     Periodic Adjustment of Purchase Premiums/Redemption Fees. The level of purchase premium and redemption fee for each of these Funds will be adjusted approximately annually to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying Fund and, with respect to Global Hedged Equity Fund and U.S. Sector Fund, direct investments). For information concerning the underlying Funds and securities in which each Fund may invest, see the Funds' "Principal investment strategies" sections.

                                MULTIPLE CLASSES

     Certain Funds offer multiple classes of shares. The sole economic difference among the various classes of shares described in this Prospectus is the level of Shareholder Service Fee that the classes bear for client and shareholder service, reporting and other support, reflecting the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee is lower for classes where eligibility criteria require greater total assets under GMO's management.


MINIMUM INVESTMENT CRITERIA FOR CLASS II AND CLASS III ELIGIBILITY



--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                SHAREHOLDER
                                                                                                                SERVICE FEE
                                                                MINIMUM TOTAL          MINIMUM TOTAL         (AS A % OF AVERAGE
                                                               FUND INVESTMENT         INVESTMENT(1)         DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------------------
  FUNDS OFFERING    U.S. Core Fund                                   NA                  $5 million                 0.22%
 CLASS II SHARES    International Intrinsic Value Fund
                   -------------------------------------------------------------------------------------------------------------
                    Foreign Fund                                 $5 million                  NA                     0.22%
--------------------------------------------------------------------------------------------------------------------------------
                    U.S. Core Fund
                    International Intrinsic Value Fund               NA                 $35 million                 0.15%
                   -------------------------------------------------------------------------------------------------------------
                    Foreign Fund                                 $35 million                 NA                     0.15%
                   -------------------------------------------------------------------------------------------------------------
                    Asset Allocation Funds (except U.S.
  FUNDS OFFERING    Sector Fund)                                     NA                  $5 million                 0.00%(2)
 CLASS III SHARES   Emerging Country Debt Share Fund
                   -------------------------------------------------------------------------------------------------------------
                    U.S. Sector Fund
                    Global Hedged Equity Fund
                    Currency Hedged International Equity
                    Fund
                    Core Plus Bond Fund                              NA                  $5 million                 0.15%(3)
                    International Bond Fund
                    Currency Hedged International Bond Fund
                    Global Bond Fund
                   -------------------------------------------------------------------------------------------------------------
                    Foreign Small Companies Fund                 $5 million                  NA                     0.15%
                   -------------------------------------------------------------------------------------------------------------
                    All Other Funds                                  NA                  $5 million                 0.15%
--------------------------------------------------------------------------------------------------------------------------------



MINIMUM INVESTMENT CRITERIA FOR CLASS IV, CLASS V, AND CLASS VI ELIGIBILITY



--------------------------------------------------------------------------------------------------------------------------------
                                                                                       MINIMUM TOTAL            SHAREHOLDER
                                                                                      INVESTMENT PLUS           SERVICE FEE
                                                                MINIMUM TOTAL           MINIMUM FUND         (AS A % OF AVERAGE
                                                               FUND INVESTMENT           INVESTMENT          DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------------------
                    U.S. Core Fund
                    Tobacco-Free Core Fund                                           $250 million plus
                    Emerging Markets Fund                       $125 million        $35 million in Fund            0.105%
                    Intrinsic Value Fund
                   -------------------------------------------------------------------------------------------------------------
  FUNDS OFFERING
 CLASS IV SHARES    Foreign Small Companies Fund                $125 million                 NA                     0.10%
                   -------------------------------------------------------------------------------------------------------------
                                                                                     $250 million plus
                    Emerging Country Debt Fund                  $125 million        $35 million in Fund             0.10%
                   -------------------------------------------------------------------------------------------------------------
                    International Intrinsic Value Fund                               $250 million plus
                    International Disciplined Equity Fund       $125 million        $35 million in Fund             0.09%
                   -------------------------------------------------------------------------------------------------------------
                    Foreign Fund                                $250 million                 NA                     0.09%
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     $750 million plus
  FUNDS OFFERING    U.S. Core Fund                              $350 million        $35 million in Fund            0.085%
  CLASS V SHARES
                   -------------------------------------------------------------------------------------------------------------
                                                                                     $500 million plus
                    Emerging Markets Fund                       $250 million        $35 million in Fund            0.085%
--------------------------------------------------------------------------------------------------------------------------------
                                                                                      $1 billion plus
  FUNDS OFFERING    U.S. Core Fund                              $500 million        $35 million in Fund            0.055%
 CLASS VI SHARES
                   -------------------------------------------------------------------------------------------------------------
                                                                                     $750 million plus
                    Emerging Markets Fund                       $300 million        $35 million in Fund            0.055%
--------------------------------------------------------------------------------------------------------------------------------



(1) The eligibility requirements in the table above are subject to certain exceptions and special rules for certain plan investors and for certain clients with continuous client relationships with GMO since May 31, 1996.


(2) These Funds indirectly bear an additional Shareholder Service Fee by virtue of their investments in other GMO Funds.


(3) The Manager will reimburse these Funds for all Shareholder Service Fees borne by the Funds as a result of their investments in shares of other GMO Funds, so that the aggregate of direct and indirect Shareholder Service Fees borne by shareholders of each of the Funds will not exceed 0.15%.

     Eligibility for different classes of a Fund depends upon the client meeting either (i) the minimum "Total Fund Investment" set forth in the above table, which includes only a client's total investment in a particular Fund, or (ii) the minimum "Total Investment" set forth in the above table, calculated as described below; provided that clients who qualify for Class IV, Class V, and Class VI Shares of a particular Fund as a result of satisfying the minimum Total Investment requirements for such Fund must also make a minimum investment in such Fund, as set forth in the above table.


DETERMINATION OF TOTAL INVESTMENT


     A client's Total Investment equals the market value of all the client's assets managed by GMO and its affiliates (1) at the time of initial investment,
(2) at close of business on the last business day of each calendar quarter, or
(3) at other times as determined by the Manager (each, a "Determination Date").


     For clients establishing a relationship with GMO on or after June 1, 1996: A client's Total Investment will be determined by GMO at the Determination Date.

     For clients with GMO accounts as of May 31, 1996: Any client whose Total Investment as of May 31, 1996 (prior to the issuance of multiple classes of shares) was equal to or greater than $7 million will remain eligible for Class III Shares indefinitely, provided that such client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million. Clients whose Total Investment as of May 31, 1996 was less than $7 million but greater than $0 will be eligible for conversion to Class II Shares indefinitely.

You should note:

     - There is no minimum additional investment required to purchase additional shares of a Fund for any class of shares.

     - The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility.

     - Eligibility requirements for each class of shares are subject to change upon notice to shareholders.

CONVERSIONS BETWEEN CLASSES

     Client's shares in a Fund will be converted to the class of shares of that Fund with the lowest Shareholder Service Fee for which the client is eligible, based on the amount of the client's Total Investment or Total Fund Investment, on the Determination Date. The conversion will occur within 15 business days following the Determination Date on a date selected by the Manager.

     The Trust has been advised by counsel that the conversion of a client's investment from one class of shares to another class of shares in the same Fund should not result in the recognition of gain or loss in the converted Fund's shares. The client's tax basis in the new class of shares immediately after the conversion should equal the client's basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

                            DISTRIBUTIONS AND TAXES


     The policy of each U.S. Equity Fund (except for the Real Estate Fund), the Short-Duration Investment Fund and the Domestic Bond Fund is to declare and pay distributions of its dividends and interest quarterly. The policy of each other Fund is to declare and pay distributions of its dividends, interest and foreign currency gains semi-annually. Each Fund also intends to distribute net gains from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) and net gains from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains) at least annually. Each Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.


     All dividends and/or distributions will be paid in shares of the relevant Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the purchase order form or by writing to the Trust.

It is important for you to note:


     - For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable to shareholders as ordinary income.



     - For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Fixed Income Funds (except Global Hedged Equity Fund) do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.



     - Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.



     - Distributions by a Fund are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment in a Fund (and accordingly such income or gains were included in the price the shareholder paid for shares in a Fund). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder's sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as capital gain.


     - A Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains which will decrease the Fund's yield. In certain instances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.


     - A Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed and mortgage-backed securities, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation-indexed bonds) may increase or accelerate a Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of a Fund's distributions and may cause a Fund to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.



     - A Fund's use of derivatives may increase the amount of taxes payable by its shareholders.



     - Investments by the Asset Allocation Funds, Currency Hedged International Equity Fund, and Global Hedged Equity Fund in other GMO Funds, and the investment by certain Funds in GMO Short-Duration Collateral Fund, GMO Alpha LIBOR Fund, and/or Emerging Country Debt Fund could affect the amount, timing and character of distributions. See "Taxes -- Taxation Implications of Certain Investments" in the Statement of Additional Information.



     The above is a general summary of the principal federal income tax consequences of investing in a Fund for shareholders who are U.S. citizens, residents or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in a Fund in light of your particular tax situation, including possible foreign, state, local or other applicable tax laws (including the federal alternative minimum tax).

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

The financial highlight tables are intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the Statement of Additional Information and available upon request. Information is presented for each Fund, and class of shares thereof, which had investment operations during the reporting periods and is currently being offered.


U.S. EQUITY FUNDS

-------------------------


U.S. CORE FUND



                                                                                   CLASS II SHARES
                                                               --------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28/29,
                                                               --------------------------------------------------------
                                                                 2003       2002       2001         2000         1999
                                                               --------   --------   --------      -------      -------
Net asset value, beginning of period........................   $  12.89   $  13.94   $  16.62      $ 18.57      $ 19.98
                                                               --------   --------   --------      -------      -------
Income from investment operations:
  Net investment income.....................................       0.14+      0.17+      0.20+        0.23+        0.25+
  Net realized and unrealized gain (loss)...................      (2.91)     (1.04)      0.03*        2.29         2.55
                                                               --------   --------   --------      -------      -------
    Total from investment operations........................      (2.77)     (0.87)      0.23         2.52         2.80
                                                               --------   --------   --------      -------      -------
Less distributions to shareholders:
  From net investment income................................      (0.15)     (0.17)     (0.18)       (0.24)       (0.29)
  From net realized gains...................................         --      (0.01)     (2.73)       (4.23)       (3.92)
                                                               --------   --------   --------      -------      -------
    Total distributions.....................................      (0.15)     (0.18)     (2.91)       (4.47)       (4.21)
                                                               --------   --------   --------      -------      -------
Net asset value, end of period..............................   $   9.97   $  12.89   $  13.94      $ 16.62      $ 18.57
                                                               ========   ========   ========      =======      =======
Total Return(a).............................................     (21.63)%    (6.29)%     0.75%       13.61%       14.99%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................   $241,431   $176,456   $114,454      $95,041      $41,684
  Net expenses to average daily net assets..................       0.55%      0.55%      0.55%        0.55%        0.55%
  Net investment income to average daily net assets.........       1.30%      1.27%      1.21%        1.21%        1.29%
  Portfolio turnover rate...................................         74%        69%        81%          90%          71%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................       0.03%      0.02%      0.02%        0.02%        0.22%



(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


* The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.


+   Computed using average shares outstanding throughout the period.


++  Not Annualized.


+++ Annualized.


TOBACCO-FREE CORE FUND


                                                  CLASS III SHARES                               CLASS IV SHARES
                                ----------------------------------------------------   -----------------------------------
                                                                                                            PERIOD FROM
                                                                                                           JULY 2, 2001
                                             YEAR ENDED FEBRUARY 28/29,                  YEAR ENDED        (COMMENCEMENT
                                ----------------------------------------------------    FEBRUARY 28,     OF OPERATIONS) TO
                                  2003       2002       2001       2000       1999          2003         FEBRUARY 28, 2002
                                --------   --------   --------   --------   --------   ---------------   -----------------
Net asset value, beginning of
  period......................  $  11.23   $  12.29   $  14.35   $  14.26   $  14.05      $  11.23           $  12.32
                                --------   --------   --------   --------   --------      --------           --------
Income from investment
  operations:
  Net investment income.......      0.12+      0.15+      0.17+      0.20       0.18          0.13+              0.10+
  Net realized and unrealized
    gain (loss)...............     (2.55)     (1.07)     (0.20)      1.94       1.99         (2.55)             (1.08)
                                --------   --------   --------   --------   --------      --------           --------
    Total from investment
      operations..............     (2.43)     (0.92)     (0.03)++     2.14      2.17         (2.42)             (0.98)
                                --------   --------   --------   --------   --------      --------           --------
Less distributions to
  shareholders:
  From net investment
    income....................     (0.11)     (0.14)     (0.19)     (0.19)     (0.19)        (0.12)             (0.11)
  From net realized gains.....     --         --         (1.84)     (1.86)     (1.77)      --                 --
                                --------   --------   --------   --------   --------      --------           --------
    Total distributions.......     (0.11)     (0.14)     (2.03)     (2.05)     (1.96)        (0.12)             (0.11)
                                --------   --------   --------   --------   --------      --------           --------
Net asset value, end of
  period......................  $   8.69   $  11.23   $  12.29   $  14.35   $  14.26      $   8.69           $  11.23
                                ========   ========   ========   ========   ========      ========           ========
Total Return(a)...............    (21.69)%    (7.53)%    (0.83)%    15.10%     16.29%       (21.65)%            (8.00)%**
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)...................  $163,025   $133,203   $260,432   $321,786   $227,158      $308,001           $248,095
  Net expenses to average
    daily net assets..........      0.48%      0.48%      0.48%      0.48%      0.48%         0.44%              0.44%*
  Net investment income to
    average daily net
    assets....................      1.26%      1.24%      1.20%      1.34%      1.35%         1.35%              1.37%*
  Portfolio turnover rate.....        62%        85%        82%       108%        77%           62%                85%
  Fees and expenses reimbursed
    by the Manager to average
    daily net assets..........      0.04%      0.03%      0.05%      0.05%      0.25%         0.04%              0.04%*



(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


+  Computed using average shares outstanding throughout the period.


++ The amount shown for a share outstanding does not correspond with the net increase in net assets from operations due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.


*  Annualized.


** Not annualized.

                               CLASS III SHARES
    -----------------------------------------------------------------------

                          YEAR ENDED FEBRUARY 28/29,
    -----------------------------------------------------------------------
       2003         2002            2001            2000            1999
    ----------   ----------      ----------      ----------      ----------
    $    12.90   $    13.95      $    16.63      $    18.59      $    19.99
    ----------   ----------      ----------      ----------      ----------
          0.15+        0.18+           0.20+           0.24+           0.26+
         (2.92)       (1.05)           0.04*           2.28            2.55
    ----------   ----------      ----------      ----------      ----------
         (2.77)       (0.87)           0.24            2.52            2.81
    ----------   ----------      ----------      ----------      ----------
         (0.15)       (0.17)          (0.19)          (0.25)          (0.29)
        --            (0.01)          (2.73)          (4.23)          (3.92)
    ----------   ----------      ----------      ----------      ----------
         (0.15)       (0.18)          (2.92)          (4.48)          (4.21)
    ----------   ----------      ----------      ----------      ----------
    $     9.98   $    12.90      $    13.95      $    16.63      $    18.59
    ==========   ==========      ==========      ==========      ==========
        (21.59)%      (6.23)%          0.83%          13.66%          15.02%
    $1,141,725   $1,321,634      $1,532,124      $1,623,734      $1,780,011
          0.48%        0.48%           0.48%           0.48%           0.48%
          1.34%        1.33%           1.27%           1.27%           1.36%
            74%          69%             81%             90%             71%
          0.03%        0.02%           0.02%           0.02%           0.22%

                               CLASS IV SHARES                                                CLASS V SHARES
     -------------------------------------------------------------------      -----------------------------------------------
                                                                                                          PERIOD FROM
                                                                                                          JULY 2, 2001
                         YEAR ENDED FEBRUARY 28/29,                             YEAR ENDED              (COMMENCEMENT OF
     -------------------------------------------------------------------       FEBRUARY 28,              OPERATIONS) TO
       2003       2002           2001            2000            1999              2003                FEBRUARY 28, 2002
     --------   --------      ----------      ----------      ----------      ---------------      --------------------------
     $  12.89   $  13.94      $    16.62      $    18.58      $    19.99         $  12.88                   $  14.00
     --------   --------      ----------      ----------      ----------         --------                   --------
         0.16+      0.18+           0.21+           0.25+           0.27+            0.16+                      0.13+
        (2.92)     (1.04)           0.04*           2.28            2.55            (2.92)                     (1.10)
     --------   --------      ----------      ----------      ----------         --------                   --------
        (2.76)     (0.86)           0.25            2.53            2.82            (2.76)                     (0.97)
     --------   --------      ----------      ----------      ----------         --------                   --------
        (0.16)     (0.18)          (0.20)          (0.26)          (0.31)           (0.16)                     (0.14)
        --         (0.01)          (2.73)          (4.23)          (3.92)         --                           (0.01)
     --------   --------      ----------      ----------      ----------         --------                   --------
        (0.16)     (0.19)          (2.93)          (4.49)          (4.23)           (0.16)                     (0.15)
     --------   --------      ----------      ----------      ----------         --------                   --------
     $   9.97   $  12.89      $    13.94      $    16.62      $    18.58         $   9.96                   $  12.88
     ========   ========      ==========      ==========      ==========         ========                   ========
       (21.55)%    (6.20)%          0.92%          13.74%          15.07%          (21.55)%                    (6.96)%++
     $463,254   $744,813      $1,287,842      $1,343,460      $1,543,655         $426,703                   $445,738
         0.44%      0.44%           0.44%           0.44%           0.44%            0.42%                      0.42%+++
         1.39%      1.36%           1.31%           1.32%           1.41%            1.41%                      1.46%+++
           74%        69%             81%             90%             71%              74%                        69%
         0.03%      0.02%           0.02%           0.02%           0.22%            0.03%                      0.02%+++

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

VALUE FUND


                                                             CLASS III SHARES
                                         --------------------------------------------------------
                                                        YEAR ENDED FEBRUARY 28/29,
                                         --------------------------------------------------------
                                           2003        2002        2001        2000        1999
                                         --------    --------    --------    --------    --------
Net asset value, beginning of period...  $   8.82    $   9.57    $   7.98    $  10.40    $  14.33
                                         --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income................      0.14        0.18        0.18        0.21        0.26
  Net realized and unrealized gain
    (loss).............................     (2.10)      (0.51)       2.32       (0.83)       0.13
                                         --------    --------    --------    --------    --------
    Total from investment operations...     (1.96)      (0.33)       2.50       (0.62)       0.39
                                         --------    --------    --------    --------    --------
Less distributions to shareholders:
  From net investment income...........     (0.13)      (0.17)      (0.18)      (0.23)      (0.27)
  From net realized gains..............     --          (0.25)      (0.73)      (1.57)      (4.05)
                                         --------    --------    --------    --------    --------
    Total distributions................     (0.13)      (0.42)      (0.91)      (1.80)      (4.32)
                                         --------    --------    --------    --------    --------
Net asset value, end of period.........  $   6.73    $   8.82    $   9.57    $   7.98    $  10.40
                                         ========    ========    ========    ========    ========
Total Return(a)........................    (22.29)%     (3.64)%     32.72%      (8.45)%      2.24%
Ratios/Supplemental Data:
  Net assets, end of period (000's)....  $163,463    $232,289    $247,971    $178,329    $202,842
  Net expenses to average daily net
    assets.............................      0.61%       0.61%       0.61%       0.61%       0.61%
  Net investment income to average
    daily net assets...................      1.79%       1.89%       1.99%       2.06%       1.82%
  Portfolio turnover rate..............       100%         95%        102%        104%         37%
  Fees and expenses reimbursed by the
    Manager to average daily net
    assets.............................      0.07%       0.06%       0.05%       0.05%       0.30%



(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


INTRINSIC VALUE FUND


                                                                                    CLASS III SHARES
                                                              -------------------------------------------------------------
                                                                       YEAR ENDED
                                                                      FEBRUARY 28,              PERIOD FROM AUGUST 2, 1999
                                                              -----------------------------    (COMMENCEMENT OF OPERATIONS)
                                                               2003       2002       2001       THROUGH FEBRUARY 29, 2000
                                                              -------    -------    -------    ----------------------------
Net asset value, beginning of period........................  $ 10.73    $ 10.84    $  8.79              $ 10.00
                                                              -------    -------    -------              -------
Income from investment operations:
  Net investment income.....................................     0.15+      0.18+      0.20                 0.11+
  Net realized and unrealized gain (loss)...................    (2.36)      0.05       2.06                (1.24)
                                                              -------    -------    -------              -------
        Total from investment operations....................    (2.21)      0.23       2.26                (1.13)
                                                              -------    -------    -------              -------
Less distributions to shareholders:
  From net investment income................................    (0.15)     (0.20)     (0.14)               (0.08)
  From net realized gains...................................    (0.32)     (0.14)     (0.07)                  --
                                                              -------    -------    -------              -------
        Total distributions.................................    (0.47)     (0.34)     (0.21)               (0.08)
                                                              -------    -------    -------              -------
Net asset value, end of period..............................  $  8.05    $ 10.73    $ 10.84              $  8.79
                                                              =======    =======    =======              =======
Total Return(a).............................................   (21.05)%     2.16%     26.00%              (11.36)%++
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $61,923    $97,622    $50,864              $38,650
  Net expenses to average daily net assets..................     0.48%      0.48%      0.48%                0.48%**
  Net investment income to average daily net assets.........     1.56%      1.67%      2.04%                1.94%**
  Portfolio turnover rate...................................      114%        61%        89%                  26%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................     0.15%      0.09%      0.17%                0.25%**



(a) The total return would have been lower had certain expenses not been reimbursed during the period shown.


** Annualized.


+  Computed using average shares outstanding throughout the period.

++ Not annualized.

                              FINANCIAL HIGHLIGHTS

                (For a Share outstanding throughout each period)

GROWTH FUND


                                                                                    CLASS III SHARES
                                                              ------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28/29,
                                                              ------------------------------------------------------------
                                                                2003         2002        2001*        2000*        1999*
                                                              --------     --------     --------     --------     --------
Net asset value, beginning of period........................  $  18.23     $  21.19     $  54.45     $  45.54     $  48.18
                                                              --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income.....................................      0.10         0.10         0.14         0.22         0.33
  Net realized and unrealized gain (loss)...................     (3.94)       (2.97)      (10.78)       18.84         9.79
                                                              --------     --------     --------     --------     --------
    Total from investment operations........................     (3.84)       (2.87)      (10.64)       19.06        10.12
                                                              --------     --------     --------     --------     --------
Less distributions to shareholders:
  From net investment income................................     (0.10)       (0.09)       (0.15)       (0.26)       (0.33)
  From net realized gains...................................     --           --          (22.47)       (9.89)      (12.43)
                                                              --------     --------     --------     --------     --------
    Total distributions.....................................     (0.10)       (0.09)      (22.62)      (10.15)      (12.76)
                                                              --------     --------     --------     --------     --------
Net asset value, end of period..............................  $  14.29     $  18.23     $  21.19     $  54.45     $  45.54
                                                              ========     ========     ========     ========     ========
Total Return(a).............................................    (21.13)%     (13.57)%     (25.76)%      45.24%       22.90%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $302,051     $116,306     $114,988     $204,662     $158,084
  Net expenses to average daily net assets..................      0.48%        0.48%        0.48%        0.48%        0.48%
  Net investment income to average daily net assets.........      0.72%        0.54%        0.27%        0.50%        0.64%
  Portfolio turnover rate...................................        72%         101%         111%          48%          50%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.09%        0.07%        0.07%        0.06%        0.23%



(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

* Amounts were restated to reflect a 1:11 reverse stock split effective March 16, 2001.

SMALL CAP VALUE FUND


                                                                    CLASS III SHARES
                                              ------------------------------------------------------------
                                                               YEAR ENDED FEBRUARY 28/29,
                                              ------------------------------------------------------------
                                                2003         2002         2001         2000         1999
                                              --------     --------     --------     --------     --------
Net asset value, beginning of period........  $  14.91     $  13.86     $  12.41     $  11.69     $  18.28
                                              --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income.....................      0.18         0.23         0.23         0.15         0.18
  Net realized and unrealized gain (loss)...     (2.74)        1.58         2.38         1.11        (2.50)
                                              --------     --------     --------     --------     --------
    Total from investment operations........     (2.56)        1.81         2.61         1.26        (2.32)
                                              --------     --------     --------     --------     --------
Less distributions to shareholders:
  From net investment income................     (0.17)       (0.21)       (0.20)       (0.14)       (0.19)
  From net realized gains...................     (2.37)       (0.55)       (0.96)       (0.40)       (4.08)
                                              --------     --------     --------     --------     --------
    Total distributions.....................     (2.54)       (0.76)       (1.16)       (0.54)       (4.27)
                                              --------     --------     --------     --------     --------
Net asset value, end of period..............  $   9.81     $  14.91     $  13.86     $  12.41     $  11.69
                                              ========     ========     ========     ========     ========
Total Return(a).............................    (18.58)%      13.39%       22.14%       10.66%      (14.74)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........  $146,915     $313,596     $305,178     $265,778     $347,684
  Net expenses to average daily net
    assets..................................      0.48%        0.48%        0.48%        0.48%        0.48%
  Net investment income to average daily net
    assets..................................      1.21%        1.60%        1.73%        1.12%        0.99%
  Portfolio turnover rate...................        69%          59%         111%          50%          49%
  Fees and expenses reimbursed by the
    Manager to average daily net assets.....      0.08%        0.04%        0.06%        0.06%        0.21%
  Purchase and redemption fees consisted of
    the following per share amounts:(b).....  $   0.08     $   0.01     $   0.03          N/A          N/A



(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.


(b) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change. Amounts calculated using average shares outstanding throughout the period.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

SMALL CAP GROWTH FUND


                                                                                    CLASS III SHARES
                                                                --------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28/29,
                                                                --------------------------------------------------------
                                                                  2003        2002       2001++      2000++      1999++
                                                                --------    --------    --------    --------    --------
Net asset value, beginning of period........................    $  16.48    $  19.08    $ 168.70    $ 108.80    $ 122.80
                                                                --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income.....................................       (0.01)+      0.01+      (0.04)       0.10        0.30
  Net realized and unrealized gain (loss)...................       (2.95)      (1.12)     (37.26)      70.20       (9.80)
                                                                --------    --------    --------    --------    --------
    Total from investment operations........................       (2.96)      (1.11)     (37.30)      70.30       (9.50)
                                                                --------    --------    --------    --------    --------
Less distributions to shareholders:
  From net investment income................................       --          --          --          (0.30)      (0.20)
  From net realized gains...................................       --          (1.49)    (112.32)     (10.10)      (4.30)
                                                                --------    --------    --------    --------    --------
    Total distributions.....................................       --          (1.49)    (112.32)     (10.40)      (4.50)
                                                                --------    --------    --------    --------    --------
Net asset value, end of period..............................    $  13.52    $  16.48    $  19.08    $ 168.70    $ 108.80
                                                                ========    ========    ========    ========    ========
Total Return(a).............................................      (17.96)%     (6.36)%    (33.14)%     67.27%      (8.20)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................    $ 17,669    $ 17,049    $ 19,957    $137,290    $129,983
  Net expenses to average daily net assets..................        0.49%       0.48%       0.48%       0.48%       0.48%
  Net investment income (loss) to average daily net
    assets..................................................       (0.06)%      0.07%      (0.09)%      0.09%       0.21%
  Portfolio turnover rate...................................         116%        118%        147%        122%        113%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................        0.37%       0.33%       0.19%       0.11%       0.23%
  Purchases and redemption fees consisted of the following
    per share amounts:(b)...................................    $   0.03    $   0.02    $   0.87    $    N/A    $    N/A



(a)The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.


(b)Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change. Amounts calculated using average shares outstanding throughout the period.

+  Calculated using average shares outstanding throughout the period.
++ Amounts were adjusted to reflect a 1:10 reverse stock split effective
   December 11, 2000.

REAL ESTATE FUND*


                                                                                    CLASS III SHARES
                                                                --------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28/29,
                                                                --------------------------------------------------------
                                                                  2003        2002        2001        2000        1999
                                                                --------    --------    --------    --------    --------
Net asset value, beginning of period........................    $  11.17    $  10.31    $   8.26    $   9.13    $  12.92
                                                                --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income.....................................        0.50+       0.56+       0.60        0.51+       0.51+
  Net realized and unrealized gain (loss)...................       (0.71)       0.84        1.92       (0.87)      (3.36)
                                                                --------    --------    --------    --------    --------
    Total from investment operations........................       (0.21)       1.40        2.52       (0.36)      (2.85)
                                                                --------    --------    --------    --------    --------
Less distributions to shareholders:
  From net investment income................................       (0.47)      (0.54)      (0.47)      (0.51)      (0.19)
  From net realized gains...................................       --          --          --          --          (0.75)
                                                                --------    --------    --------    --------    --------
    Total distributions.....................................       (0.47)      (0.54)      (0.47)      (0.51)      (0.94)
                                                                --------    --------    --------    --------    --------
Net asset value, end of period..............................    $  10.49    $  11.17    $  10.31    $   8.26    $   9.13
                                                                ========    ========    ========    ========    ========
Total Return(a).............................................       (2.16)%     13.73%      30.86%      (4.69)%    (23.27)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................    $142,256    $192,606    $133,420    $120,508    $143,129
  Net expenses to average daily net assets..................        0.69%       0.69%       0.69%       0.69%       0.69%
  Net investment income to average daily net assets.........        4.47%       5.18%       5.85%       5.64%       4.60%
  Portfolio turnover rate...................................          61%          6%         11%         13%         59%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................        0.04%       0.05%       0.05%       0.06%       0.26%



(a)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

+  Computed using average shares outstanding throughout the period.

* Effective June 30, 2002, the "GMO REIT Fund" was renamed the "GMO Real Estate Fund."

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

TAX-MANAGED U.S. EQUITIES FUND


                                                                                  CLASS III SHARES
                                                   ------------------------------------------------------------------------------
                                                             YEAR ENDED FEBRUARY 28/29,               PERIOD FROM JULY 23, 1998
                                                   ----------------------------------------------    (COMMENCEMENT OF OPERATIONS)
                                                    2003         2002         2001         2000       THROUGH FEBRUARY 28, 1999
                                                   -------      -------      -------      -------    ----------------------------
Net asset value, beginning of period.........      $ 11.24      $ 12.08      $ 12.64      $ 10.67               $10.00
                                                   -------      -------      -------      -------               ------
Income from investment operations:
  Net investment income......................         0.14+        0.16+        0.15+        0.13                 0.09
  Net realized and unrealized gain (loss)....        (2.64)       (0.86)       (0.57)        1.97                 0.65
                                                   -------      -------      -------      -------               ------
    Total from investment operations.........        (2.50)       (0.70)       (0.42)        2.10                 0.74
                                                   -------      -------      -------      -------               ------
Less distributions to shareholders:
  From net investment income.................        (0.12)       (0.14)       (0.14)       (0.13)               (0.07)
                                                   -------      -------      -------      -------               ------
    Total distributions......................        (0.12)       (0.14)       (0.14)       (0.13)               (0.07)
                                                   -------      -------      -------      -------               ------
Net asset value, end of period...............      $  8.62      $ 11.24      $ 12.08      $ 12.64               $10.67
                                                   =======      =======      =======      =======               ======
Total Return(a)..............................       (22.33)%      (5.78)%      (3.44)%      19.83%                7.48%++
Ratios/Supplemental Data:
  Net assets, end of period (000's)..........      $40,347      $27,495      $11,418      $13,275               $8,116
  Net expenses to average daily net assets...         0.49%        0.48%        0.48%        0.48%                0.48%**
  Net investment income to average daily net
    assets...................................         1.41%        1.36%        1.18%        1.11%                1.30%**
  Portfolio turnover rate....................           63%          45%         161%          19%                  33%
  Fees and expenses reimbursed by the Manager
    to average daily net assets..............         0.16%        0.36%        0.54%        0.44%                1.47%**



(a)The total returns would have been lower had certain expenses not been reimbursed during the period shown.


** Annualized.

+ Computed using average shares outstanding throughout the period. ++ Not annualized.

TAX-MANAGED SMALL COMPANIES FUND


                                                                                      CLASS III SHARES
                                                                ------------------------------------------------------------
                                                                         YEAR ENDED
                                                                        FEBRUARY 28,              PERIOD FROM JUNE 1, 1999
                                                                -----------------------------   (COMMENCEMENT OF OPERATIONS)
                                                                 2003       2002       2001      THROUGH FEBRUARY 29, 2000
                                                                -------    -------    -------   ----------------------------
Net asset value, beginning of period........................    $ 11.76    $ 10.54    $  9.52             $ 10.00
                                                                -------    -------    -------             -------
Income from investment operations:
  Net investment income.....................................       0.11       0.15       0.12                0.08
  Net realized and unrealized gain (loss)...................      (2.10)      1.23       1.02               (0.50)
                                                                -------    -------    -------             -------
    Total from investment operations........................      (1.99)      1.38       1.14               (0.42)
                                                                -------    -------    -------             -------
Less distributions to shareholders:
  From net investment income................................      (0.11)     (0.16)     (0.12)              (0.06)
                                                                -------    -------    -------             -------
    Total distributions.....................................      (0.11)     (0.16)     (0.12)              (0.06)
                                                                -------    -------    -------             -------
Net asset value, end of period..............................    $  9.66    $ 11.76    $ 10.54             $  9.52
                                                                =======    =======    =======             =======
Total Return(a).............................................     (17.00)%    13.25%     12.12%              (4.25)%++
  Ratios/Supplemental Data:
  Net assets, end of period (000's).........................    $20,723    $37,544    $41,042             $39,000
  Net expenses to average daily net assets..................       0.71%      0.70%      0.70%               0.70%**
  Net investment income to average daily net assets.........       0.90%      1.30%      1.25%               1.08%**
  Portfolio turnover rate...................................         55%        65%       131%                 18%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................       0.18%      0.20%      0.17%               0.21%**
  Purchase premiums consisted of the following per share
    amounts:(b).............................................    $  0.01         --(c) $  0.01             $   N/A



(a)The total returns would have been lower had certain expenses not been reimbursed during the period shown. Calculation excludes purchase premiums.


(b)Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change. Amounts calculated using average shares outstanding throughout the period.


(c)Purchase premiums were less than $0.01 per share.


** Annualized.

++ Not annualized.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)
INTERNATIONAL EQUITY FUNDS

INTERNATIONAL DISCIPLINED EQUITY FUND


                                                                  CLASS III SHARES
                                                     -------------------------------------------
                                                                         PERIOD FROM JANUARY 29,
                                                                           2002 (COMMENCEMENT
                                                        YEAR ENDED       OF OPERATIONS) THROUGH
                                                     FEBRUARY 28, 2003      FEBRUARY 28, 2002
                                                     -----------------   -----------------------
Net asset value, beginning of period...............       $ 20.40                $ 20.00
                                                          -------                -------
Income from investment operations:
  Net investment income+...........................          0.37                   0.02
  Net realized and unrealized gain (loss)..........         (2.03)                  0.38
                                                          -------                -------
    Total from investment operations...............         (1.66)                  0.40
                                                          -------                -------
Less distributions to shareholders:
  From net investment income.......................         (0.70)                    --
                                                          -------                -------
    Total distributions............................         (0.70)                    --
                                                          -------                -------
Net asset value, end of period.....................       $ 18.04                $ 20.40
                                                          =======                =======
Total Return(a)....................................         (8.28)%                 2.00%**
Ratios/Supplemental Data:
  Net assets, end of period(000)'s.................       $68,047                $47,081
  Net expenses to average daily net assets.........          0.55%                  0.55%*
  Net investment income to average daily net
    assets.........................................          1.82%                  1.56%*
  Portfolio turnover rate..........................            64%                     0%(b)
  Fees and expenses reimbursed by the Manager to
    average daily net assets.......................          0.39%                  1.89%*



*  Annualized.


** Not annualized.


+  Computed using average shares outstanding throughout the period.


(a) Total return would have been lower had certain expenses not been reimbursed during the period shown.


(b) Portfolio turnover rate was less than 1%.


INTERNATIONAL INTRINSIC VALUE FUND*

                                                         CLASS II SHARES
                                     -------------------------------------------------------
                                                   YEAR ENDED FEBRUARY 28/29,
                                     -------------------------------------------------------
                                      2003        2002        2001        2000        1999
                                     -------     -------     -------     -------     -------
Net asset value, beginning of
  period...........................  $ 17.41     $ 20.30     $ 20.85     $ 20.33     $ 23.16
                                     -------     -------     -------     -------     -------
Income (loss) from investment
  operations:
  Net investment income(b).........     0.37        0.28        0.40        0.41        0.39
  Net realized and unrealized gain
    (loss).........................    (1.05)      (2.44)       1.11        1.33       (0.46)
                                     -------     -------     -------     -------     -------
    Total from investment
      operations...................    (0.68)      (2.16)       1.51        1.74       (0.07)
                                     -------     -------     -------     -------     -------
Less distributions to shareholders:
  From net investment income.......    (0.69)      (0.73)      (0.22)      (0.56)      (0.48)
  From net realized gains..........       --          --       (1.84)      (0.66)      (2.28)
                                     -------     -------     -------     -------     -------
    Total distributions............    (0.69)      (0.73)      (2.06)      (1.22)      (2.76)
                                     -------     -------     -------     -------     -------
Net asset value, end of period.....  $ 16.04     $ 17.41     $ 20.30     $ 20.85     $ 20.33
                                     =======     =======     =======     =======     =======
Total Return(a)....................    (4.11)%    (10.71)%      7.25%       8.09%      (0.76)%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)........................  $67,896     $42,495     $15,284     $21,162     $18,295
  Net expenses to average daily net
    assets.........................     0.76%       0.76%       0.76%       0.76%       0.76%
  Net investment income to average
    daily net assets...............     2.06%       1.56%       1.88%       1.84%       1.71%
  Portfolio turnover rate..........       51%         51%         31%         53%         60%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets.....................     0.10%       0.10%       0.08%       0.09%       0.28%

                                                               CLASS III SHARES
                                     --------------------------------------------------------------------
                                                          YEAR ENDED FEBRUARY 28/29,
                                     --------------------------------------------------------------------
                                       2003          2002           2001           2000           1999
                                     --------     ----------     ----------     ----------     ----------
Net asset value, beginning of
  period...........................  $  17.50     $    20.37     $    20.91     $    20.38     $    23.20
                                     --------     ----------     ----------     ----------     ----------
Income (loss) from investment
  operations:
  Net investment income(b).........      0.40           0.44           0.44           0.47           0.42
  Net realized and unrealized gain
    (loss).........................     (1.08)         (2.59)          1.09           1.28          (0.47)
                                     --------     ----------     ----------     ----------     ----------
    Total from investment
      operations...................     (0.68)         (2.15)          1.53           1.75          (0.05)
                                     --------     ----------     ----------     ----------     ----------
Less distributions to shareholders:
  From net investment income.......     (0.69)         (0.72)         (0.23)         (0.56)         (0.49)
  From net realized gains..........        --             --          (1.84)         (0.66)         (2.28)
                                     --------     ----------     ----------     ----------     ----------
    Total distributions............     (0.69)         (0.72)         (2.07)         (1.22)         (2.77)
                                     --------     ----------     ----------     ----------     ----------
Net asset value, end of period.....  $  16.13     $    17.50     $    20.37     $    20.91     $    20.38
                                     ========     ==========     ==========     ==========     ==========
Total Return(a)....................     (4.05)%       (10.60)%         7.32%          8.20%        (0.68)%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)........................  $845,997     $1,053,104     $1,280,603     $1,799,929     $1,998,447
  Net expenses to average daily net
    assets.........................      0.69%          0.69%          0.69%          0.69%          0.69%
  Net investment income to average
    daily net assets...............      2.26%          2.37%          2.07%          2.09%          1.84%
  Portfolio turnover rate..........        51%            51%            31%            53%            60%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets.....................      0.10%          0.10%          0.08%          0.09%          0.28%



(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(b) Computed using average shares outstanding throughout the period.


* Effective February 1, 2001, the "GMO International Core Fund" was renamed the "GMO International Intrinsic Value Fund."

                                 CLASS IV SHARES
         ----------------------------------------------------------------
                            YEAR ENDED FEBRUARY 28/29,
         ----------------------------------------------------------------
           2003          2002          2001          2000          1999
         --------      --------      --------      --------      --------
         $  17.50      $  20.37      $  20.90      $  20.37      $  23.19
         --------      --------      --------      --------      --------
             0.38          0.36          0.50          0.55          0.42
            (1.05)        (2.49)         1.05          1.21         (0.46)
         --------      --------      --------      --------      --------
            (0.67)        (2.13)         1.55          1.76         (0.04)
         --------      --------      --------      --------      --------

            (0.71)        (0.74)        (0.24)        (0.57)        (0.50)
               --            --         (1.84)        (0.66)        (2.28)
         --------      --------      --------      --------      --------
            (0.71)        (0.74)        (2.08)        (1.23)        (2.78)
         --------      --------      --------      --------      --------
         $  16.12      $  17.50      $  20.37      $  20.90      $  20.37
         ========      ========      ========      ========      ========
            (4.02)%      (10.52)%        7.45%         8.18%        (0.60)%
         $334,240      $248,579      $155,558      $291,894      $567,219
             0.63%         0.63%         0.63%         0.63%         0.63%
             2.13%         1.97%         2.34%         2.47%         1.85%
               51%           51%           31%           53%           60%
             0.10%         0.10%         0.08%         0.09%         0.28%

                              FINANCIAL HIGHLIGHTS


                (For a Share outstanding throughout each period)

INTERNATIONAL GROWTH FUND


                                                                     CLASS III SHARES
                                                        ------------------------------------------
                                                                                 PERIOD FROM
                                                                              NOVEMBER 30, 2001
                                                                                (COMMENCEMENT
                                                           YEAR ENDED       OF OPERATIONS) THROUGH
                                                        FEBRUARY 28, 2003     FEBRUARY 28, 2002
                                                        -----------------   ----------------------
Net asset value, beginning of period..................      $  19.65               $ 20.00
                                                            --------               -------
Income from investment operations:
  Net investment income(b)............................          0.25                  0.01
  Net realized and unrealized gain (loss).............         (2.46)                (0.36)
                                                            --------               -------
    Total from investment operations..................         (2.21)                (0.35)
                                                            --------               -------
Less distributions to shareholders:
  From net investment income..........................         (0.61)                   --
                                                            --------               -------
    Total distributions...............................         (0.61)                   --
                                                            --------               -------
Net asset value, end of period........................      $  16.83               $ 19.65
                                                            ========               =======
Total Return(a).......................................        (11.40)%               (1.75)%**
Ratios/Supplemental Data:
  Net assets, end of period(000)'s....................      $178,804               $84,884
  Net expenses to average daily net assets............          0.69%                 0.69%*
  Net investment income to average daily net assets...          1.32%                 0.36%*
  Portfolio turnover rate.............................            78%                   15%
  Fees and expenses reimbursed by the Manager to
    average daily net assets..........................          0.22%                 0.65%*



*  Annualized.


** Not annualized.


(a) The total return would have been lower had certain expenses not been reimbursed during the period shown.


(b) Computed using average shares outstanding throughout the period.


CURRENCY HEDGED INTERNATIONAL EQUITY FUND*


                                                                                    CLASS III SHARES
                                                                 -------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28/29,
                                                                 -------------------------------------------------------
                                                                  2003        2002        2001        2000        1999
                                                                 -------     -------     -------     -------     -------
Net asset value, beginning of period........................     $  7.14     $  9.25     $ 10.04     $  9.28     $ 11.92
                                                                 -------     -------     -------     -------     -------
Income from investment operations:
  Net investment income(e)..................................        0.22(d)     0.46(d)     0.23        0.23        0.23
  Net realized and unrealized gain (loss)...................       (1.55)      (1.00)       1.34        1.26       (0.36)(b)
                                                                 -------     -------     -------     -------     -------
    Total from investment operations........................       (1.33)      (0.54)       1.57        1.49       (0.13)
                                                                 -------     -------     -------     -------     -------
Less distributions to shareholders:
  From net investment income................................       (0.27)      (1.53)      (0.21)      (0.42)      (0.29)
  From net realized gains...................................          --       (0.04)      (2.15)      (0.31)      (2.22)
                                                                 -------     -------     -------     -------     -------
    Total distributions.....................................       (0.27)      (1.57)      (2.36)      (0.73)      (2.51)
                                                                 -------     -------     -------     -------     -------
Net asset value, end of period..............................     $  5.54     $  7.14     $  9.25     $ 10.04     $  9.28
                                                                 =======     =======     =======     =======     =======
Total Return(a).............................................      (19.53)%     (5.38)%     16.69%      15.86%      (1.84)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................     $28,923     $37,581     $49,332     $75,054     $97,450
  Net expenses to average daily net assets..................        0.06%(c)    0.31%(c)    0.69%       0.69%       0.69%
  Net investment income to average daily net assets.........        3.32%(d)    5.33%(d)    2.23%       2.25%       2.07%
  Portfolio turnover rate...................................          90%        120%         39%         68%         68%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................        1.32%       0.79%       0.38%       0.33%       0.42%



(a) Total returns would be lower had certain expenses not been reimbursed during the periods shown.


(b) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the year ended February 28, 1999 due to timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.


(c) On July 3, 2001, the Fund began to invest a substantial portion of its assets in other Funds of GMO Trust and revised its reimbursement. Net expenses exclude expenses incurred indirectly through investment in underlying Funds.


(d) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying Funds in which the fund invests.


(e) Computed using average shares outstanding throughout the period.

* Effective February 1, 2001, the "GMO Currency Hedged International Core Fund" was renamed the "GMO Currency Hedged International Equity Fund."

                      (This page intentionally left blank)

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)
FOREIGN FUND

                                                           CLASS II SHARES                           CLASS III SHARES
                                        -----------------------------------------------------    ------------------------
                                                     YEAR ENDED FEBRUARY 28/29,                  YEAR ENDED FEBRUARY 28/29,
                                        -----------------------------------------------------    ------------------------
                                          2003        2002       2001       2000       1999         2003          2002
                                        --------    --------    -------    -------    -------    ----------    ----------
Net asset value, beginning of
  period............................    $   9.94    $  11.21    $ 13.14    $ 11.79    $ 12.09    $     9.95    $    11.22
                                        --------    --------    -------    -------    -------    ----------    ----------
Income from investment operations:
  Net investment income(b)..........        0.15        0.16       0.20       0.17       0.20          0.17          0.19
  Net realized and unrealized gain
    (loss)..........................       (1.03)      (1.20)     (0.41)      2.89      (0.14)        (1.04)        (1.23)
                                        --------    --------    -------    -------    -------    ----------    ----------
    Total from investment
      operations....................       (0.88)      (1.04)     (0.21)      3.06       0.06         (0.87)        (1.04)
                                        --------    --------    -------    -------    -------    ----------    ----------
Less distributions to shareholders:
  From net investment income........       (0.18)      (0.11)     (0.29)     (0.21)     (0.25)        (0.18)        (0.11)
  From net realized gains...........          --       (0.12)     (1.43)     (1.50)     (0.11)           --         (0.12)
                                        --------    --------    -------    -------    -------    ----------    ----------
    Total distributions.............       (0.18)      (0.23)     (1.72)     (1.71)     (0.36)        (0.18)        (0.23)
                                        --------    --------    -------    -------    -------    ----------    ----------
Net asset value, end of period......    $   8.88    $   9.94    $ 11.21    $ 13.14    $ 11.79    $     8.90    $     9.95
                                        ========    ========    =======    =======    =======    ==========    ==========
Total Return(a).....................       (9.00)%     (9.37)%    (1.84)%    25.63%      0.36%        (8.89)%       (9.33)%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's).........................    $305,423    $100,127    $61,681    $60,278    $33,780    $1,241,562    $1,049,456
  Net expenses to average daily net
    assets..........................        0.82%       0.82%      0.82%      0.82%      0.82%         0.75%         0.75%
  Net investment income to average
    daily net assets................        1.54%       1.56%      1.63%      1.28%      1.64%         1.77%         1.88%
  Portfolio turnover rate...........          22%         22%        38%        35%        27%           22%           22%
  Fees and expenses reimbursed by
    the Manager to average daily net
    assets..........................        0.09%       0.09%      0.09%      0.10%      0.25%         0.09%         0.09%

                                                CLASS III SHARES
                                      ------------------------------------
                                         YEAR ENDED FEBRUARY 28/29,
                                      ------------------------------------
                                         2001          2000         1999
                                      ----------    ----------    --------
Net asset value, beginning of
  period............................  $    13.16    $    11.81    $  12.10
                                      ----------    ----------    --------
Income from investment operations:
  Net investment income(b)..........        0.21          0.20        0.20
  Net realized and unrealized gain
    (loss)..........................       (0.43)         2.86       (0.12)
                                      ----------    ----------    --------
    Total from investment
      operations....................       (0.22)         3.06        0.08
                                      ----------    ----------    --------
Less distributions to shareholders:
  From net investment income........       (0.29)        (0.21)      (0.26)
  From net realized gains...........       (1.43)        (1.50)      (0.11)
                                      ----------    ----------    --------
    Total distributions.............       (1.72)        (1.71)      (0.37)
                                      ----------    ----------    --------
Net asset value, end of period......  $    11.22    $    13.16    $  11.81
                                      ==========    ==========    ========
Total Return(a).....................       (1.85)%       25.65%       0.48%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's).........................  $1,019,541    $1,022,498    $927,108
  Net expenses to average daily net
    assets..........................        0.75%         0.75%       0.75%
  Net investment income to average
    daily net assets................        1.71%         1.48%       1.60%
  Portfolio turnover rate...........          38%           35%         27%
  Fees and expenses reimbursed by
    the Manager to average daily net
    assets..........................        0.09%         0.10%       0.25%



(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(b)  Computed using average shares outstanding throughout the period.

                              CLASS IV SHARES
        ------------------------------------------------------------
                         YEAR ENDED FEBRUARY 28/29,
        ------------------------------------------------------------
          2003         2002         2001         2000         1999
        --------     --------     --------     --------     --------
        $   9.96     $  11.22     $  13.16     $  11.81     $  12.11
        --------     --------     --------     --------     --------
            0.18         0.20         0.22         0.21         0.22
           (1.05)       (1.22)       (0.43)        2.86        (0.15)
        --------     --------     --------     --------     --------
           (0.87)       (1.02)       (0.21)        3.07         0.07
        --------     --------     --------     --------     --------
           (0.19)       (0.12)       (0.30)       (0.22)       (0.26)
              --        (0.12)       (1.43)       (1.50)       (0.11)
        --------     --------     --------     --------     --------
           (0.19)       (0.24)       (1.73)       (1.72)       (0.37)
        --------     --------     --------     --------     --------
        $   8.90     $   9.96     $  11.22     $  13.16     $  11.81
        ========     ========     ========     ========     ========
           (8.92)%      (9.19)%      (1.79)%      25.74%        0.53%
        $207,858     $134,357     $144,425     $141,175     $130,760
            0.69%        0.69%        0.69%        0.69%        0.69%
            1.79%        1.97%        1.77%        1.55%        1.81%
              22%          22%          38%          35%          27%
            0.09%        0.09%        0.09%        0.10%        0.25%

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)


FOREIGN SMALL COMPANIES FUND+



                                                CLASS III SHARES
                                   ------------------------------------------
                                                              PERIOD FROM
                                                             JUNE 30, 2000
                                                           (COMMENCEMENT OF
                                                          OPERATIONS) THROUGH
                                     2003        2002      FEBRUARY 28, 2001
                                   --------    --------   -------------------
Net asset value, beginning of
  period.........................  $   9.59    $   9.68         $ 10.00
                                   --------    --------         -------
Income from investment
  operations:
  Net investment income..........      0.16(e)     0.15            0.06
  Net realized and unrealized
    gain (loss)..................     (0.51)(b)     0.00(c)         (0.33)
                                   --------    --------         -------
    Total from investment
      operations.................     (0.35)       0.15           (0.27)
                                   --------    --------         -------
Less distributions to
  shareholders:
  From net investment income.....     (0.11)      (0.24)          (0.05)
                                   --------    --------         -------
    Total distributions..........     (0.11)      (0.24)          (0.05)
                                   --------    --------         -------
Net asset value, end of period...  $   9.13    $   9.59         $  9.68
                                   ========    ========         =======
Total Return(a)..................     (3.64)%      1.59%          (2.64)%**
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)......................  $275,739    $149,566         $61,244
  Net expenses to average daily
    net assets...................      0.85%       0.86%(d)          0.85%*
  Net investment income to
    average daily net assets.....      1.59%       1.48%           1.08%*
  Portfolio turnover rate........        24%         17%             16%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets...................      0.15%       0.26%        $  0.43%*

                                         GMO POOL
                                       PERFORMANCE
                                      INFORMATION++
                                       (UNAUDITED)                CLASS IV SHARES
                                   --------------------         -------------------
                                                                  THE PERIOD FROM
                                        YEAR ENDED                 JUNE 14, 2002
                                       JUNE 30,(F)               (COMMENCEMENT OF
                                   --------------------         OPERATIONS) THROUGH
                                    2000          1999           FEBRUARY 28, 2003
                                   ------        ------         -------------------
Net asset value, beginning of
  period.........................  $ 8.64        $ 7.96              $  10.60
                                   ------        ------              --------
Income from investment
  operations:
  Net investment income..........    0.12          0.15                  0.08(e)
  Net realized and unrealized
    gain (loss)..................    1.57          0.73                 (1.43)
                                   ------        ------              --------
    Total from investment
      operations.................    1.69          0.88                 (1.35)
                                   ------        ------              --------
Less distributions to
  shareholders:
  From net investment income.....    0.33          0.20                 (0.12)
                                   ------        ------              --------
    Total distributions..........    0.33          0.20                 (0.12)
                                   ------        ------              --------
Net asset value, end of period...  $10.00        $ 8.64              $   9.13
                                   ======        ======              ========
Total Return(a)..................   19.80%(g)     11.52%(g)           (12.76)%**
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)......................     N/A           N/A              $202,319
  Net expenses to average daily
    net assets...................     N/A           N/A                  0.80%*
  Net investment income to
    average daily net assets.....     N/A           N/A                  1.13%*
  Portfolio turnover rate........     N/A           N/A                    24%
  Fees and expenses reimbursed by
    the Manager to average daily
    net assets...................     N/A           N/A                  0.14%*



  *  Annualized.
 **  Not annualized.
(a)  The total return would have been lower had certain expenses not been reimbursed during the period shown.
(b)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchase and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)  Net realized and unrealized loss was less than $0.01 per share.
(d)  Includes transfer taxes not reimbursed by the Manager, which approximate .01% of average daily net assets.
(e)  Computed using average shares outstanding throughout the period.
(f)  The fiscal year end of the GMO Pool was June 30.
(g)  The total return figures and other information shown above have been restated to reflect the Fund's higher expense ratio.
  +  The Fund commenced operations on June 30, 2000 subsequent to a transaction involving the reorganization of a discrete,
     GMO-managed pool of the International Small Cap Fund of the Common Fund for Nonprofit Organizations (the "GMO Pool") as the
     Fund.
 ++  All information relating to the time periods prior to June 30, 2000 relates to the GMO Pool. Total return figures are based on historical earnings but past performance data is not necessarily indicative of future results. Total return figures for the GMO Pool have been restated to reflect the estimated operating expenses of the Fund, which are higher than the operating expenses for the GMO Pool. The per unit information for the GMO Pool has been restated to conform to the Fund's initial net asset value of $10.00 per share. The GMO Pool was not registered as an investment company and therefore was not subject to certain investment restrictions imposed by the Investment Company Act of 1940. Had the GMO Pool been subject to these restrictions, its performance may have been adversely affected.


INTERNATIONAL SMALL COMPANIES FUND


                                                                                  CLASS III SHARES
                                                              --------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28/29,
                                                              --------------------------------------------------------
                                                                2003        2002        2001        2000        1999
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period........................  $  10.44    $  11.68    $  11.54    $  11.02    $  12.22
                                                              --------    --------    --------    --------    --------
Income (loss) from investment operations:
  Net investment income.....................................      0.15        0.22        0.23        0.25        0.55
  Net realized and unrealized gain (loss)...................     (0.80)      (1.11)       1.02        0.83       (1.15)
                                                              --------    --------    --------    --------    --------
    Total from investment operations........................     (0.65)      (0.89)       1.25        1.08       (0.60)
                                                              --------    --------    --------    --------    --------
Less distributions to shareholders:
  From net investment income................................     (0.29)      (0.35)      (0.25)      (0.15)      (0.21)
  From net realized gains...................................        --       (0.00)(c)    (0.86)     (0.41)      (0.39)
                                                              --------    --------    --------    --------    --------
    Total distributions.....................................     (0.29)      (0.35)      (1.11)      (0.56)      (0.60)
                                                              --------    --------    --------    --------    --------
Net asset value, end of period..............................  $   9.50    $  10.44    $  11.68    $  11.54    $  11.02
                                                              ========    ========    ========    ========    ========
Total Return(a).............................................     (6.30)%     (7.57)%     11.09%       9.62%      (5.06)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $536,648    $253,612    $187,093    $173,362    $158,142
  Net expenses to average daily net assets..................      0.75%       0.75%       0.75%       0.75%       0.75%
  Net investment income to average daily net assets.........      1.65%       2.02%       2.05%       2.19%       1.67%
  Portfolio turnover rate...................................        44%         34%         60%         55%          8%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.17%       0.22%       0.22%       0.24%       0.81%
  Purchase and redemption fees consisted of the following
    per share amounts:(b)...................................  $   0.06    $   0.05    $   0.04          --          --



(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.


(b) Effective March 1, 2000, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change. Amounts calculated using average shares outstanding throughout the period.


(c) The distribution from net realized gains was less than $.01 per share.

                              FINANCIAL HIGHLIGHTS

                (For a Share outstanding throughout each period)

EMERGING MARKETS FUND

                                                  CLASS III SHARES                                        CLASS IV SHARES
                       ----------------------------------------------------------------------       ----------------------------
                                             YEAR ENDED FEBRUARY 28/29,                              YEAR ENDED FEBRUARY 28/29,
                       ----------------------------------------------------------------------       ----------------------------
                          2003            2002           2001           2000           1999            2003            2002
                       ----------       --------       --------       --------       --------       ----------       --------
Net asset value,
  beginning of
  period.............  $     9.84       $   9.04       $  11.16       $   6.31       $   9.56       $     9.83       $   9.03
                       ----------       --------       --------       --------       --------       ----------       --------
Income (loss) from
  investment
  operations:
  Net investment
    income...........        0.11+          0.18+          0.17+          0.13+          0.25             0.11+          0.17+
  Net realized and
    unrealized gain
    (loss)...........       (1.00)          0.80          (2.27)          4.77          (3.19)           (0.99)          0.82
                       ----------       --------       --------       --------       --------       ----------       --------
    Total from
      investment
      operations.....       (0.89)          0.98          (2.10)          4.90          (2.94)           (0.88)          0.99
                       ----------       --------       --------       --------       --------       ----------       --------
Less distributions to
  shareholders from:
  Net investment
    income...........       (0.13)         (0.18)         (0.02)         (0.05)         (0.19)           (0.14)         (0.19)
  Net realized
    gains............      --              --             --             --             (0.12)          --              --
                       ----------       --------       --------       --------       --------       ----------       --------
    Total
      distributions..       (0.13)         (0.18)         (0.02)         (0.05)         (0.31)           (0.14)         (0.19)
                       ----------       --------       --------       --------       --------       ----------       --------
Net asset value, end
  of period..........  $     8.82       $   9.84       $   9.04       $  11.16       $   6.31       $     8.81       $   9.83
                       ==========       ========       ========       ========       ========       ==========       ========
Total Return(a)......       (9.14)%        11.15%        (18.79)%        77.43%        (30.96)%          (9.09)%        11.22%
Ratios/Supplemental
  Data:
  Net assets, end of
    period (000's)...  $1,215,653       $826,960       $560,205       $727,197       $524,741       $1,003,954       $735,455
  Net expenses to
    average daily net
    assets...........        1.16%          1.19%(b)       1.23%          1.18%          1.16%            1.12%          1.14%(b)
  Net investment
    income to average
    daily net
    assets...........        1.12%          2.32%          1.69%          1.41%          2.75%            1.16%          2.27%
  Portfolio turnover
    rate.............          59%            74%            90%            73%            76%              59%            74%
  Fees and expenses
    reimbursed by the
    Manager to
    average daily net
    assets...........        0.02%          0.02%          0.02%          0.03%          0.21%            0.02%          0.02%
  Purchase and
    redemption fees
    consisted of the
    following per
    share
    amounts:(c)......  $     0.05       $   0.05       $   0.03       $  --          $  --          $     0.02       $   0.03

                                  CLASS IV SHARES
                       --------------------------------------
                             YEAR ENDED FEBRUARY 28/29,
                       --------------------------------------
                         2001           2000           1999
                       --------       --------       --------
Net asset value,
  beginning of
  period.............  $  11.16       $   6.31       $   9.56
                       --------       --------       --------
Income (loss) from
  investment
  operations:
  Net investment
    income...........      0.17+          0.13+          0.28
  Net realized and
    unrealized gain
    (loss)...........     (2.28)          4.77          (3.21)
                       --------       --------       --------
    Total from
      investment
      operations.....     (2.11)          4.90          (2.93)
                       --------       --------       --------
Less distributions to
  shareholders from:
  Net investment
    income...........     (0.02)         (0.05)         (0.20)
  Net realized
    gains............     --             --             (0.12)
                       --------       --------       --------
    Total
      distributions..     (0.02)         (0.05)         (0.32)
                       --------       --------       --------
Net asset value, end
  of period..........  $   9.03       $  11.16       $   6.31
                       ========       ========       ========
Total Return(a)......    (18.82)%        77.76%        (31.01)%
Ratios/Supplemental
  Data:
  Net assets, end of
    period (000's)...  $467,619       $480,208       $261,187
  Net expenses to
    average daily net
    assets...........      1.18%          1.13%          1.12%
  Net investment
    income to average
    daily net
    assets...........      1.73%          1.45%          2.87%
  Portfolio turnover
    rate.............        90%            73%            76%
  Fees and expenses
    reimbursed by the
    Manager to
    average daily net
    assets...........      0.02%          0.03%          0.21%
  Purchase and
    redemption fees
    consisted of the
    following per
    share
    amounts:(c)......  $   0.03       $  --          $  --



+  Computed using average shares outstanding throughout the period.


(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.


(b) Includes stamp duties and transfer taxes not reimbursed by the Manager, which approximate .04% (Class IV) and .035% (Class III) of average daily net assets.


(c) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 were not restated to reflect this change. Amounts calculated using average shares outstanding throughout the period.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

EMERGING COUNTRIES FUND*


                                                                                  CLASS III SHARES
                                                              --------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28/29,
                                                              --------------------------------------------------------
                                                               2003        2002        2001         2000        1999
                                                              -------     -------     -------      -------     -------
Net asset value, beginning of period........................  $  9.65     $  8.81     $ 11.41      $  5.74     $  8.61
                                                              -------     -------     -------      -------     -------
Income from investment operations:
  Net investment income.....................................     0.08        0.14        0.08         0.05        0.23
  Net realized and unrealized gain (loss)...................    (1.04)       0.77       (2.48)        5.63       (2.94)
                                                              -------     -------     -------      -------     -------
    Total from investment operations........................    (0.96)       0.91       (2.40)        5.68       (2.71)
                                                              -------     -------     -------      -------     -------
Less distributions to shareholders:
  From net investment income................................    (0.15)      (0.07)         --           --       (0.16)
  From net realized gains                                       --          --          (0.20)       (0.01)         --
                                                              -------     -------     -------      -------     -------
    Total distributions.....................................    (0.15)      (0.07)      (0.20)       (0.01)      (0.16)
                                                              -------     -------     -------      -------     -------
Net asset value, end of period..............................  $  8.54     $  9.65     $  8.81      $ 11.41     $  5.74
                                                              =======     =======     =======      =======     =======
Total Return(a).............................................   (10.15)%     10.49%     (21.27)%      98.96%     (31.60)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $89,042     $72,405     $52,239      $65,191     $31,718
  Net expenses to average daily net assets..................     1.27%       1.40%       1.40%        1.28%       1.27%
  Net investment income to average daily net assets              0.78%       2.12%       0.91%        0.54%       3.65%
  Portfolio turnover rate...................................      108%        109%         98%         157%        158%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................     0.31%       0.17%       0.15%        0.17%       0.34%
  Purchase and redemption fees consisted of the following
    per share amounts:(b)...................................  $  0.00(c)  $  0.04     $  0.02      $    --     $    --



(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.


(b) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 were not restated to reflect this change. Amounts calculated using average shares outstanding throughout the period.


(c) Purchase and redemption fees were less than $0.01 per share. The redemption fee was rescinded effective April 1, 2002.


* Effective April 1, 2002, the "GMO Evolving Countries Fund" was renamed the "GMO Emerging Countries Fund."


ASIA FUND


                                                                                     CLASS III SHARES
                                                              ---------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28/29,
                                                              ---------------------------------------------------------------
                                                                2003          2002          2001          2000         1999
                                                              --------      --------      --------      --------      -------
Net asset value, beginning of period........................  $   8.09      $   7.87      $  12.35      $   7.67      $ 10.44
                                                              --------      --------      --------      --------      -------
Income (loss) from investment operations:
  Net investment income.....................................      0.06          0.07          0.09          0.03         0.08(b)
  Net realized and unrealized gain (loss)...................     (0.85)         0.26         (3.32)         5.01        (2.69)
                                                              --------      --------      --------      --------      -------
    Total from investment operations........................     (0.79)         0.33         (3.23)         5.04        (2.61)
                                                              --------      --------      --------      --------      -------
Less distributions to shareholders from:
  Net investment income.....................................     (0.05)        (0.11)        (0.01)        (0.02)       (0.16)
  Net realized gains........................................     --               --         (1.24)        (0.34)          --
                                                              --------      --------      --------      --------      -------
    Total Distributions.....................................     (0.05)        (0.11)        (1.25)        (0.36)       (0.16)
                                                              --------      --------      --------      --------      -------
Net asset value, end of period..............................  $   7.25      $   8.09      $   7.87      $  12.35      $  7.67
                                                              ========      ========      ========      ========      =======
Total Return(a).............................................     (9.82)%        4.41%       (27.45)%       65.57%      (25.03)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $105,354      $117,878      $113,927      $119,218      $77,404
  Net expenses to average daily net assets..................      1.35%         1.28%         1.30%         1.25%        1.26%
  Net investment income to average daily net assets.........      0.80%         1.01%         1.22%         0.22%        1.04%
  Portfolio turnover rate                                           72%           68%           84%          121%          61%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.06%         0.09%         0.07%         0.07%        0.30%
  Purchase and redemption fees consist of the following per
    share amounts:(c).......................................  $   0.00(d)   $   0.00(d)   $   0.03      $     --      $    --



(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes subscription and redemption fees.


(b) Computed using average shares outstanding throughout the period.


(c) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 were not restated to reflect this change in presentation. Amounts calculated using average shares outstanding throughout the period.

(d) Purchase and redemption fees were less than $0.01 per share.

                              FINANCIAL HIGHLIGHTS

                (For a Share outstanding throughout each period)

TAX-MANAGED INTERNATIONAL EQUITIES FUND


                                                                                   CLASS III SHARES
                                                     ----------------------------------------------------------------------------
                                                              YEAR ENDED FEBRUARY 28/29,              PERIOD FROM JULY 29, 1998
                                                     --------------------------------------------    (COMMENCEMENT OF OPERATIONS)
                                                       2003        2002        2001        2000       THROUGH FEBRUARY 28, 1999
                                                     --------    --------    --------    --------    ----------------------------
Net asset value, beginning of period...............  $   9.70    $  10.79    $  10.43    $   9.71              $ 10.00
                                                     --------    --------    --------    --------              -------
Income from investment operations:
  Net investment income............................      0.19(b)     0.25(b)     0.23(b)     0.15(b)              0.04
  Net realized and unrealized gain (loss)..........     (0.90)      (1.03)       0.29        0.70                (0.28)
                                                     --------    --------    --------    --------              -------
    Total from investment operations...............     (0.71)      (0.78)       0.52        0.85                (0.24)
                                                     --------    --------    --------    --------              -------
Less distributions to shareholders:
  From net investment income.......................     (0.26)      (0.31)      (0.16)      (0.13)               (0.05)
                                                     --------    --------    --------    --------              -------
    Total distributions............................     (0.26)      (0.31)      (0.16)      (0.13)               (0.05)
                                                     --------    --------    --------    --------              -------
Net asset value, end of period.....................  $   8.73    $   9.70    $  10.79    $  10.43              $  9.71
                                                     ========    ========    ========    ========              =======
Total Return(a)....................................     (7.47)%     (7.16)%      5.03%       8.65%               (2.44)%**
Ratios/Supplemental Data:
  Net assets, end of period (000's)................  $ 94,709    $ 75,287    $ 75,538    $112,623              $18,529
  Net expenses to average daily net assets.........      0.70%       0.69%       0.69%       0.69%                0.69%*
  Net investment income to average daily net
    assets.........................................      1.98%       2.49%       2.11%       1.36%                0.87%*
  Portfolio turnover rate..........................        48%         50%         56%          5%                  20%
  Fees and expenses reimbursed by the Manager to
    average daily net assets.......................      0.45%       0.41%       0.34%       0.34%                2.34%*



*  Annualized.


** Not annualized.


(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(b) Computed using average shares outstanding throughout the period.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

FIXED INCOME FUNDS
-----------------------------


DOMESTIC BOND FUND

                                                                                    CLASS III SHARES
                                                        -------------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28/29,
                                                        -------------------------------------------------------------------------
                                                          2003        2002           2001(C)            2000           1999
                                                        --------    --------         --------         --------    ---------------
Net asset value, beginning of period..................  $   9.68    $   9.98         $   9.23         $   9.65       $  10.26
                                                        --------    --------         --------         --------       --------
Income from investment operations:
  Net investment income(d)............................      0.25+       0.43+            0.61+            0.60           0.68
  Net realized and unrealized gain (loss).............      0.83        0.20             0.72            (0.42)         (0.15)
                                                        --------    --------         --------         --------       --------
    Total from investment operations..................      1.08        0.63             1.33             0.18           0.53
                                                        --------    --------         --------         --------       --------
Less distributions to shareholders:
  From net investment income..........................     (0.27)      (0.50)           (0.58)           (0.58)         (0.68)
  From net realized gains.............................     (0.41)      (0.43)              --            (0.02)         (0.46)
                                                        --------    --------         --------         --------       --------
    Total distributions...............................     (0.68)      (0.93)           (0.58)           (0.60)         (1.14)
                                                        --------    --------         --------         --------       --------
Net asset value, end of period........................  $  10.08    $   9.68         $   9.98         $   9.23       $   9.65
                                                        ========    ========         ========         ========       ========
Total Return(a).......................................     11.43%       6.62%           14.91%            2.03%          5.03%
Ratios/Supplemental Data:
  Net assets, end of period (000's)...................  $113,223    $155,000         $170,534         $164,457       $175,071
  Net operating expenses to average daily net
    assets............................................      0.25%       0.25%            0.25%            0.25%          0.25%
  Interest expense to average daily net assets........     --          --                0.07%            0.19%          0.02%
  Total net expenses to average daily net assets(e)...      0.25%       0.25%            0.32%(b)         0.44%(b)        0.27%(b)
  Net investment income to average daily net
    assets(d).........................................      2.57%       4.35%            6.41%            5.85%          6.21%
  Portfolio turnover rate.............................        71%         19%              65%              20%            17%
  Fees and expenses reimbursed by the Manager to
    average daily net assets..........................      0.05%       0.05%            0.05%            0.05%          0.19%



(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(b) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.


(c) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains and losses per share by $0.001 and increase the ratio of net investment income to average net assets from 6.40% to 6.41%. Per share data and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.


(d) Net investment income is affected by timing of the declaration of dividends by other GMO Funds in which the Fund invests.


(e) Net expenses exclude expenses incurred indirectly through investment in other GMO Funds in which the Fund invests.


+ Computed using average shares outstanding throughout the period.


CORE PLUS BOND FUND*


                                                                                      CLASS III SHARES
                                                              ----------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28/29,
                                                              ----------------------------------------------------------------
                                                                2003          2002        2001(D)         2000          1999
                                                              --------      --------      --------      --------      --------
Net asset value, beginning of period........................  $  10.39      $  10.17      $   9.64      $  10.23      $  10.60
                                                              --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income.....................................      0.19(a)+      0.77(a)+      0.62(a)+      0.62+         0.64+
  Net realized and unrealized gain (loss)...................      0.45          0.07          0.73         (0.40)        (0.58)
                                                              --------      --------      --------      --------      --------
    Total from investment operations........................      0.64          0.84          1.35          0.22          0.06
                                                              --------      --------      --------      --------      --------
Less distributions to shareholders:
  From net investment income................................     (0.47)        (0.62)        (0.82)        (0.70)        (0.12)
  From net realized gains...................................     (0.61)           --(f)         --         (0.11)        (0.31)
                                                              --------      --------      --------      --------      --------
    Total distributions.....................................     (1.08)        (0.62)        (0.82)        (0.81)        (0.43)
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................  $   9.95      $  10.39      $  10.17      $   9.64      $  10.23
                                                              ========      ========      ========      ========      ========
Total Return(b).............................................      6.45%         8.53%        14.52%         2.26%         0.44%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $286,030      $340,039      $156,412      $120,276      $143,703
  Net operating expenses to average daily net assets........      0.38%(e)      0.38%(e)      0.39%(e)      0.40%         0.40%
  Interest expense to average daily net assets..............     --            --            --             0.01%(c)     --
  Total net expenses to average daily net assets............      0.38%         0.38%         0.39%         0.41%        --
  Net investment income to average daily net assets.........      1.85%(a)      7.39%(a)      6.34%(a)      6.19%         5.97%
  Portfolio turnover rate...................................       108%          113%          181%           40%          113%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.09%         0.09%         0.12%         0.10%         0.25%



(a) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.


(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.


(d) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets from 6.70% to 6.34%. Per share and ratio/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.


(e) Net expenses exclude expenses incurred indirectly through investment in underlying funds.


(f)  The distribution from net realized gains was less than $0.01 per share.

* Effective June 30, 2001, the "GMO U.S. Bond/Global Alpha A Fund" was renamed the "GMO Core Plus Bond Fund."

+ Calculated using average shares outstanding throughout the period.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

INTERNATIONAL BOND FUND


                                                                                      CLASS III SHARES
                                                              ----------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28/29,
                                                              ----------------------------------------------------------------
                                                                2003          2002        2001(D)         2000          1999
                                                              --------      --------      --------      --------      --------
Net asset value, beginning of period........................  $   9.05      $   9.44      $   9.19      $  10.06      $  10.45
                                                              --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income.....................................      0.24(a)+      0.45(a)+      0.63(a)+      0.70(a)       0.71
  Net realized and unrealized gain (loss)...................      1.96         (0.81)        (0.34)        (0.99)        (0.42)
                                                              --------      --------      --------      --------      --------
    Total from investment operations........................      2.20         (0.36)         0.29         (0.29)         0.29
                                                              --------      --------      --------      --------      --------
Less distributions to shareholders:
  From net investment income................................     (1.31)        (0.03)           --         (0.39)        (0.45)
  From net realized gains...................................        --            --         (0.04)        (0.19)        (0.23)
                                                              --------      --------      --------      --------      --------
    Total distributions.....................................     (1.31)        (0.03)        (0.04)        (0.58)        (0.68)
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................  $   9.94      $   9.05      $   9.44      $   9.19      $  10.06
                                                              ========      ========      ========      ========      ========
Total Return(b).............................................     25.17%        (3.80)%        3.20%        (2.98)%        2.48%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $122,521      $135,048      $212,591      $145,373      $181,829
  Net operating expenses to average daily net assets........      0.38%(e)      0.38%(e)      0.39%(e)      0.40%         0.40%
  Interest expense to average daily net assets..............        --            --            --          0.03%(c)        --
  Total net expenses to average daily net assets............      0.38%         0.38%         0.39%         0.43%         0.40%
  Net investment income to average daily net assets.........      2.40%(a)      4.85%(a)      6.82%(a)      6.51%(a)      6.45%
  Portfolio turnover rate...................................        40%           36%          114%           39%          106%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.11%         0.11%         0.04%         0.98%         0.24%



(a) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.


(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.


(d) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.97% to 6.82%. Per share and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.


(e) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.


+ Computed using average shares outstanding throughout the period.


CURRENCY HEDGED INTERNATIONAL BOND FUND


                                                                                     CLASS III SHARES
                                                              --------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28/29,
                                                              --------------------------------------------------------------
                                                               2003         2002        2001(C)         2000          1999
                                                              -------      -------      --------      --------      --------
Net asset value, beginning of period........................  $  9.04      $  9.72      $   9.70      $  10.47      $  10.66
                                                              -------      -------      --------      --------      --------
Income from investment operations:
  Net investment income(a)..................................     0.09+        0.50+         0.59+         0.65+         0.74
  Net realized and unrealized gain (loss)...................     0.32        (0.13)         0.71         (0.17)        (0.39)
                                                              -------      -------      --------      --------      --------
    Total from investment operations........................     0.41         0.37          1.30          0.48          0.35
                                                              -------      -------      --------      --------      --------
Less distributions to shareholders:
  From net investment income................................    (0.60)       (1.05)        (1.18)        (1.11)        (0.16)
  From net realized gains...................................       --           --         (0.10)        (0.14)        (0.38)
                                                              -------      -------      --------      --------      --------
    Total distributions.....................................    (0.60)       (1.05)        (1.28)        (1.25)        (0.54)
                                                              -------      -------      --------      --------      --------
Net asset value, end of period..............................  $  8.85      $  9.04      $   9.72      $   9.70      $  10.47
                                                              =======      =======      ========      ========      ========
Total Return(b).............................................    4.81%        4.21%        14.06%         4.95%         3.20%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $20,219      $17,932      $ 18,102      $283,340      $323,711
  Net expenses to average daily net assets..................     0.40%(d)     0.38%(d)      0.40%(d)      0.40%         0.40%
  Net investment income to average daily net assets(a)......     1.02%        5.45%         5.96%         6.51%         6.30%
  Portfolio turnover rate...................................       66%          44%          120%           65%          116%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................     0.51%        0.54%         0.07%         0.08%         0.33%



(a) Net investment income for the years ended February 28, 2003, February 28, 2002, February 28, 2001 and February 29, 2000 is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.


(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(c) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.05% to 5.96%. Per share and ratio/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.


(d) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.


+ Computed using average shares outstanding throughout the period.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

GLOBAL BOND FUND


                                                                                      CLASS III SHARES
                                                              ----------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28/29,
                                                              ----------------------------------------------------------------
                                                                2003          2002        2001(D)         2000          1999
                                                              --------      --------      --------      --------      --------
Net asset value, beginning of period........................  $   9.33      $  10.04      $   9.41      $   9.87      $  10.15
                                                              --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income.....................................      0.11(a)+      0.53(a)+      0.51(a)+      0.51          0.55
  Net realized and unrealized gain (loss)...................      1.47         (0.66)         0.12         (0.71)        (0.25)
                                                              --------      --------      --------      --------      --------
    Total from investment operations........................      1.58         (0.13)         0.63         (0.20)         0.30
                                                              --------      --------      --------      --------      --------
Less distributions to shareholders:
  From net investment income................................     (1.51)        (0.39)           --         (0.26)        (0.46)
  From net realized gains...................................     (0.20)        (0.19)           --            --         (0.12)
                                                              --------      --------      --------      --------      --------
    Total distributions.....................................     (1.71)        (0.58)           --         (0.26)        (0.58)
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................  $   9.20      $   9.33      $  10.04      $   9.41      $   9.87
                                                              ========      ========      ========      ========      ========
Total Return(b).............................................     17.76%        (1.34)%        6.70%        (2.07)%        2.69%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $235,842      $273,074      $291,112      $182,730      $163,210
  Net operating expenses to average daily net assets........      0.33%(e)      0.32%(e)      0.33%(e)      0.34%         0.34%
  Interest expense to average daily net assets..............     --               --            --          0.16%(c)        --
  Total net expenses to average daily net assets............      0.33%         0.32%         0.33%         0.50%         0.34%
  Net investment income to average daily net assets.........      1.10%(a)      5.36%(a)      5.34%(a)      5.09%         5.86%
  Portfolio turnover rate...................................        50%           28%           35%          116%           75%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.08%         0.08%         0.08%         0.08%         0.28%



+  Computed using average shares outstanding throughout the period.


(a) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.


(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(c) Interest expense incurred as a result of entering into repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.


(d) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change on net investment income and net realized and unrealized gains and losses per share for the year ended February 28, 2001 was less than $0.01 per share. The effect of this change decreased the ratio of net investment income to average net assets from 5.36% to 5.34%. Per share and ratio/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.


(e) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

EMERGING COUNTRY DEBT FUND

                                                           CLASS III SHARES
                                     ------------------------------------------------------------
                                                      YEAR ENDED FEBRUARY 28/29,
                                     ------------------------------------------------------------
                                       2003         2002       2001(B)        2000         1999
                                     --------     --------     --------     --------     --------
Net asset value, beginning of
  period........................     $   9.30     $   8.96     $   8.74     $   6.89     $  11.64
                                     --------     --------     --------     --------     --------
Income from investment
  operations:
    Net investment income.......         0.94+        1.01+        1.13+        0.84+        0.92+
    Net realized and unrealized
      gain (loss)...............         0.45         0.52         0.41         2.20        (4.41)
                                     --------     --------     --------     --------     --------
        Total from investment
          operations............         1.39         1.53         1.54         3.04        (3.49)
                                     --------     --------     --------     --------     --------
Less distributions to
  shareholders:
    From net investment
      income....................        (0.99)       (1.19)       (1.32)       (1.07)       (0.23)
    From net realized gains.....        (0.19)          --           --        (0.12)       (1.03)
                                     --------     --------     --------     --------     --------
        Total distributions.....        (1.18)       (1.19)       (1.32)       (1.19)       (1.26)
                                     --------     --------     --------     --------     --------
Net asset value, end of
  period........................     $   9.51     $   9.30     $   8.96     $   8.74     $   6.89
                                     ========     ========     ========     ========     ========
Total Return(a).................        15.94%       18.53%       18.78%       46.81%      (32.94)%
Ratios/Supplemental Data:
    Net assets, end of period
      (000's)...................     $822,080     $570,459     $430,003     $378,593     $450,336
    Net operating expenses to
      average daily net
      assets....................         0.57%(f)     0.57%(f)     0.56%        0.56%        0.56%
    Interest expense to average
      daily net assets..........         0.08%(d)     0.14%(d)    --           --           --
    Total net expenses to
      average daily net
      assets....................         0.65%        0.71%        0.56%        0.56%        0.56%
    Net investment income to
      average daily net
      assets....................        10.21%       11.17%       12.57%       10.82%       10.99%
    Portfolio turnover rate.....          121%         130%         139%         123%         272%
    Fees and expenses reimbursed
      by the Manager to average
      daily net assets..........         0.01%(g)     0.02%        0.03%        0.03%        0.18%
    Purchase and redemption fees
      consisted of the following
      per share amounts:(c).....     $   0.01           --(e)  $   0.01          N/A          N/A

                                                        CLASS IV SHARES
                                  ------------------------------------------------------------
                                                   YEAR ENDED FEBRUARY 28/29,
                                  ------------------------------------------------------------
                                    2003         2002       2001(H)        2000         1999
                                  --------     --------     --------     --------     --------
Net asset value, beginning of
  period........................  $   9.29     $   8.95     $   8.74     $   6.90     $  11.63
                                  --------     --------     --------     --------     --------
Income from investment
  operations:
    Net investment income.......      0.95+        1.01+        1.14+        0.84+        0.91+
    Net realized and unrealized
      gain (loss)...............      0.46         0.52         0.40         2.20        (4.37)
                                  --------     --------     --------     --------     --------
        Total from investment
          operations............      1.41         1.53         1.54         3.04        (3.46)
                                  --------     --------     --------     --------     --------
Less distributions to
  shareholders:
    From net investment
      income....................     (0.99)       (1.19)       (1.33)       (1.08)       (0.24)
    From net realized gains.....     (0.19)          --           --        (0.12)       (1.03)
                                  --------     --------     --------     --------     --------
        Total distributions.....     (1.18)       (1.19)       (1.33)       (1.20)       (1.27)
                                  --------     --------     --------     --------     --------
Net asset value, end of
  period........................  $   9.52     $   9.29     $   8.95     $   8.74     $   6.90
                                  ========     ========     ========     ========     ========
Total Return(a).................     16.25%       18.60%       18.71%       47.00%      (32.82)%
Ratios/Supplemental Data:
    Net assets, end of period
      (000's)...................  $616,174     $489,615     $579,912     $545,869     $323,285
    Net operating expenses to
      average daily net
      assets....................      0.52%(f)     0.52%(f)     0.51%        0.51%        0.51%
    Interest expense to average
      daily net assets..........      0.08%(d)     0.14%(d)    --           --           --
    Total net expenses to
      average daily net
      assets....................      0.60%        0.66%        0.51%        0.51%        0.51%
    Net investment income to
      average daily net
      assets....................     10.32%       11.22%       12.62%       10.87%       10.87%
    Portfolio turnover rate.....       121%         130%         139%         123%         272%
    Fees and expenses reimbursed
      by the Manager to average
      daily net assets..........      0.01%(g)     0.02%        0.03%        0.03%        0.18%
    Purchase and redemption fees
      consisted of the following
      per share amounts:(c).....  $   0.01           --(e)  $   0.01          N/A          N/A



+  Computed using average shares outstanding throughout the period.


(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees.


(b) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets from 13.06% to 12.57%. Per share data and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.


(c) Effective March 1, 2000, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the disclosure of the per share effect of purchase and redemption fees. Periods prior to March 1, 2000 have not been restated to reflect this change. Amounts calculated using average shares outstanding throughout the period.


(d) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.


(e) Purchase and redemption fees were less than $0.01 per share.


(f) Net expenses exclude expenses incurred indirectly through investment in underlying funds.


(g) Effective June 30, 2002, the Fund ceased reimbursing any Fund fees or expenses.


(h) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets from 13.11% to 12.62%. Per share data and ratios/supplemental data for periods prior to March 1, 2000 were not restated to reflect this change.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

EMERGING COUNTRY DEBT SHARE FUND


                                                                             CLASS III SHARES
                                          ---------------------------------------------------------------------------------------
                                                                YEAR ENDED
                                                              FEBRUARY 28/29,                         PERIOD FROM JULY 20, 1998
                                          -------------------------------------------------------    (COMMENCEMENT OF OPERATIONS)
                                           2003              2002               2001       2000       THROUGH FEBRUARY 28, 1999
                                          -------           -------           --------    -------    ----------------------------
Net asset value, beginning of period....  $  9.25           $  8.90           $   8.70    $  6.84              $ 10.00
                                          -------           -------           --------    -------              -------
Income from investment operations:
  Net investment income(a)..............     0.83++            1.03++             1.33++     1.10                 0.03
  Net realized and unrealized gain
    (loss)..............................     0.57              0.51               0.23       1.97                (3.16)
                                          -------           -------           --------    -------              -------
        Total from investment
          operations....................     1.40              1.54               1.56       3.07                (3.13)
                                          -------           -------           --------    -------              -------
Less distributions to shareholders:
  From net investment income............    (1.09)            (1.19)             (1.36)     (1.20)               (0.03)
  From net realized gains...............       --                --                 --      (0.01)                  --
                                          -------           -------           --------    -------              -------
        Total distributions.............    (1.09)            (1.19)             (1.36)     (1.21)               (0.03)
                                          -------           -------           --------    -------              -------
Net asset value, end of period..........  $  9.56           $  9.25           $   8.90    $  8.70              $  6.84
                                          =======           =======           ========    =======              =======
Total Return(b).........................    15.81%            18.47%             18.71%     46.71%              (31.32)%+
Ratios/Supplemental Data:
  Net assets, end of period (000's).....  $66,140           $89,952           $102,481    $86,280              $41,216
  Net expenses to average daily net
    assets(c)...........................     0.00%(d)          0.00%(d)           0.00%      0.00%                0.00%**
  Net investment income to average daily
    net assets(a).......................     8.88%            11.43%             14.39%     14.22%                0.64%**
  Portfolio turnover rate...............       30%               14%                 0%         0%                   0%
  Fees and expenses reimbursed by the
    Manager to average daily net
    assets..............................     0.08%             0.06%              0.03%      0.04%                0.09%**



(a)Recognition of net investment income is affected by the timing of the declaration of dividends by GMO Emerging Country Debt Fund.


(b)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(c)Net expenses exclude expenses incurred indirectly through investment in underlying fund.


(d)The ratio of net expenses to average daily net assets was less than 0.01%.


** Annualized.


+  Not annualized.


++ Computed using average shares outstanding throughout the period.



SHORT-DURATION INVESTMENT FUND*



                                                                                   CLASS III SHARES
                                                              -----------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28/29,
                                                              -----------------------------------------------------------
                                                               2003         2002         2001         2000         1999
                                                              -------      -------      -------      -------      -------
Net asset value, beginning of period........................  $  9.62      $  9.92      $  9.62      $  9.63      $  9.81
                                                              -------      -------      -------      -------      -------
Income from investment operations:
    Net investment income...................................     0.08(b)+     0.30(b)+     0.42(b)+     0.46(b)+     0.57
    Net realized and unrealized gain (loss).................    (0.54)        0.07         0.33         0.05        (0.16)
                                                              -------      -------      -------      -------      -------
        Total from investment operations....................    (0.46)        0.37         0.75         0.51         0.41
                                                              -------      -------      -------      -------      -------
Less distributions to shareholders:
    From net investment income..............................    (0.33)       (0.39)       (0.44)       (0.52)       (0.59)
    From net realized gains.................................    (0.15)       (0.28)       (0.01)          --           --
                                                              -------      -------      -------      -------      -------
        Total distributions.................................    (0.48)       (0.67)       (0.45)       (0.52)       (0.59)
                                                              -------      -------      -------      -------      -------
Net asset value, end of period..............................  $  8.68      $  9.62      $  9.92      $  9.62      $  9.63
                                                              =======      =======      =======      =======      =======
Total Return(a).............................................    (4.91)%       3.73%        7.91%        5.42%        4.29%
Ratios/Supplemental Data:
    Net assets, end of period (000's).......................  $55,316      $48,347      $40,505      $43,491      $53,387
    Net expenses to average daily net assets................     0.21%(c)     0.20%(c)     0.20%(c)     0.20%(c)     0.20%
    Net investment income to average daily net assets.......     0.88%(b)     3.04%(b)     4.30%(b)     4.82%(b)     5.50%
    Portfolio turnover rate.................................       43%          91%          50%         178%          76%
    Fees and expenses reimbursed by the Manager to average
      daily assets..........................................     0.08%        0.12%        0.09%        0.08%        0.32%



(a)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(b)Net investment income for the years ended February 28, 2003, February 28, 2002, February 28, 2001 and February 29, 2000 is affected by the timing of the declaration of dividends by other GMO Funds in which the Fund invests.


(c)Net expenses exclude expenses incurred indirectly through investment in underlying funds.


+  Computed using average shares outstanding throughout the period.


* Effective June 30, 2003, the "GMO Short-Term Income Fund" was renamed the "GMO Short-Duration Investment Fund."

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

GLOBAL HEDGED EQUITY FUND


                                                                                     CLASS III SHARES
                                                              --------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28/29,
                                                              --------------------------------------------------------------
                                                               2003         2002          2001          2000          1999
                                                              -------      -------      --------      --------      --------
Net asset value, beginning of period........................  $  9.23      $  8.73      $   7.72      $   7.59      $   8.72
                                                              -------      -------      --------      --------      --------
Income (loss) from investment operations:
  Net investment income(d)..................................     0.20(b)      0.17(b)       0.15          0.16          0.17(b)
  Net realized and unrealized gain (loss)...................     0.49         0.96          1.68          0.20         (0.88)
                                                              -------      -------      --------      --------      --------
    Total from investment operations........................     0.69         1.13          1.83          0.36         (0.71)
                                                              -------      -------      --------      --------      --------
Less distributions to shareholders:
  From net investment income................................    (0.29)       (0.63)        (0.82)        (0.23)        (0.42)
                                                              -------      -------      --------      --------      --------
    Total distributions.....................................    (0.29)       (0.63)        (0.82)        (0.23)        (0.42)
                                                              -------      -------      --------      --------      --------
Net asset value, end of period..............................  $  9.63      $  9.23      $   8.73      $   7.72      $   7.59
                                                              =======      =======      ========      ========      ========
Total Return(a).............................................     7.61%       13.32%        24.84%         4.74%        (8.13)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $26,329      $16,628      $ 56,499      $ 46,718      $ 50,671
  Net expenses to average daily net assets(c)...............     0.64%        0.37%         0.25%         0.21%         0.17%
  Net investment income to average daily net assets(d)......     2.06%        1.88%         1.80%         1.89%         1.99%
  Portfolio turnover rate...................................      111%          22%           15%           13%           21%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................     0.94%        0.78%         0.64%         0.54%         0.61%



(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(b) Computed using average shares outstanding throughout the period.


(c) Net expenses exclude expenses incurred indirectly through investment in underlying funds.


(d) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.


INFLATION INDEXED BOND FUND


                                                                                    CLASS III SHARES
                                                              -------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28/29,
                                                              -------------------------------------------------------------
                                                                2003          2002        2001(C)       2000         1999
                                                              --------      --------      -------      -------      -------
Net asset value, beginning of period........................  $  10.81      $  10.64      $  9.72      $  9.88      $ 10.04
                                                              --------      --------      -------      -------      -------
Income from investment operations:
  Net investment income.....................................      0.51          0.30         0.71+        0.65+        0.61
  Net realized and unrealized gain (loss)...................      1.25          0.29         0.90        (0.30)       (0.18)
                                                              --------      --------      -------      -------      -------
        Total from investment operations....................      1.76          0.59         1.61         0.35         0.43
                                                              --------      --------      -------      -------      -------
Less distributions to shareholders:
  From net investment income................................     (0.56)        (0.37)       (0.69)       (0.51)       (0.59)
  From net realized gains...................................     (0.29)        (0.05)          --           --           --
                                                              --------      --------      -------      -------      -------
        Total distributions.................................     (0.85)        (0.42)       (0.69)       (0.51)       (0.59)
                                                              --------      --------      -------      -------      -------
Net asset value, end of period..............................  $  11.72      $  10.81      $ 10.64      $  9.72      $  9.88
                                                              ========      ========      =======      =======      =======
Total Return(a).............................................     16.67%         5.66%       16.86%        3.57%        4.28%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $278,088      $149,274      $65,887      $51,951      $25,147
  Net operating expenses to average daily net assets........      0.25%         0.25%        0.25%        0.25%        0.25%
  Interest expense to average daily net assets..............      0.15%(b)      0.17%(b)     0.37%(b)     0.45%(b)       --
  Total net expenses to average daily net assets(d).........      0.40%         0.42%        0.62%        0.70%        0.25%
  Net investment income to average daily net assets.........      4.55%         4.15%        6.87%        6.49%        4.93%
  Portfolio turnover rate...................................        75%           40%          32%         112%          94%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.06%         0.09%        0.11%        0.13%        0.30%



+  Computed using average shares outstanding throughout the period.


(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(b) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.


(c) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.001, increase net realized and unrealized gains and losses per share by $0.001 and decrease the ratio of net investment income to average net assets from 6.88% to 6.87%. Per share and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.


(d) Net expenses exclude expenses incurred indirectly through investment in GMO Alpha LIBOR Fund and GMO Short-Duration Collateral Fund.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

ASSET ALLOCATION FUNDS

INTERNATIONAL EQUITY ALLOCATION FUND


                                                                                CLASS III SHARES
                                                              ----------------------------------------------------
                                                                           YEAR ENDED FEBRUARY 28/29,
                                                              ----------------------------------------------------
                                                                2003       2002       2001       2000       1999
                                                              --------    -------    -------    -------    -------
Net asset value, beginning of period........................  $   9.02    $  9.67    $  9.87    $  8.28    $ 10.18
                                                              --------    -------    -------    -------    -------
Income from investment operations:
  Net investment income(a)..................................      0.36+      0.25+      0.16+      0.22+      0.19+
  Net realized and unrealized gain (loss)...................     (0.83)     (0.66)     (0.06)      1.73      (1.01)
                                                              --------    -------    -------    -------    -------
    Total from investment operations........................     (0.47)     (0.41)      0.10       1.95      (0.82)
                                                              --------    -------    -------    -------    -------
Less distributions to shareholders:
  From net investment income................................     (0.32)     (0.24)     (0.30)     (0.08)     (0.50)
  From net realized gains...................................        --         --         --      (0.28)     (0.58)
                                                              --------    -------    -------    -------    -------
    Total distributions.....................................     (0.32)     (0.24)     (0.30)     (0.36)     (1.08)
                                                              --------    -------    -------    -------    -------
Net asset value, end of period..............................  $   8.23    $  9.02    $  9.67    $  9.87    $  8.28
                                                              ========    =======    =======    =======    =======
Total Return(b).............................................     (5.58)%    (4.26)%     0.87%     23.58%     (8.77)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $103,768    $65,712    $72,975    $76,047    $90,161
  Net expenses to average daily net assets(c)...............      0.00%(d)    0.00%(d)    0.00%    0.00%      0.00%
  Net investment income to average daily net assets(a)......      4.11%      2.83%      1.62%      2.24%      2.06%
  Portfolio turnover rate...................................        19%        50%        14%         8%        36%
  Fees and expenses reimbursed by the Manager to average
    daily assets:...........................................      0.05%      0.05%      0.05%      0.04%      0.05%



(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.


(b) The total returns would have been lower had certain expenses not been reimbursed during the period shown.


(c) Net expenses exclude expenses incurred indirectly through investment in underlying funds.


(d) Net expenses to average daily net assets was less than 0.01%.


+  Computed using average shares outstanding throughout the period.


GLOBAL BALANCED ASSET ALLOCATION FUND*


                                                                               CLASS III SHARES
                                                              ---------------------------------------------------
                                                                          YEAR ENDED FEBRUARY 28/29,
                                                              ---------------------------------------------------
                                                                2003       2002      2001       2000       1999
                                                              --------    ------    -------    -------    -------
Net asset value, beginning of period........................  $   8.64    $ 8.99    $  8.96    $  8.52    $ 10.39
                                                              --------    ------    -------    -------    -------
Income from investment operations:
  Net investment income(a)..................................      0.20      0.23       0.21       0.20+      0.18+
  Net realized and unrealized gain (loss)...................     (0.28)    (0.20)      0.18       1.69      (0.82)
                                                              --------    ------    -------    -------    -------
    Total from investment operations........................     (0.08)     0.03       0.39       1.89      (0.64)
                                                              --------    ------    -------    -------    -------
Less distributions to shareholders:
  From net investment income................................     (0.43)    (0.38)     (0.36)     --         (0.51)
  From net realized gains...................................     --         --        --         (1.45)     (0.72)
                                                              --------    ------    -------    -------    -------
    Total distributions.....................................     (0.43)    (0.38)     (0.36)     (1.45)     (1.23)
                                                              --------    ------    -------    -------    -------
Net asset value, end of period..............................  $   8.13    $ 8.64    $  8.99    $  8.96    $  8.52
                                                              ========    ======    =======    =======    =======
Total Return(b).............................................     (1.06)%    0.49%      4.29%     22.45%     (6.67)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $304,145    $7,318    $11,021    $10,834    $29,582
  Net expenses to average daily net assets(c)...............      0.00%(d)   0.00%(d)    0.00%    0.00%      0.00%
  Net investment income to average daily net assets(a)......      4.01%     2.66%      2.31%      2.24%      1.91%
  Portfolio turnover rate...................................        61%       25%        12%        12%        17%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.05%     0.31%      0.20%      0.19%      0.06%



(a) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.


(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(c) Net expenses exclude expenses incurred indirectly through investment in underlying funds.


(d) Net expenses to average daily net assets was less than 0.01%.


+  Computed using average shares outstanding throughout the period.

* Effective June 30, 2002, the "GMO World Equity Allocation Fund" was renamed the "GMO World Balanced Allocation Fund." Effective June 30, 2003, the "GMO World Balanced Allocation Fund" was renamed the "GMO Global Balanced Asset Allocation Fund."

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

GLOBAL (U.S.+) EQUITY ALLOCATION FUND


                                                                                CLASS III SHARES
                                                              -----------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28/29
                                                              -----------------------------------------------------
                                                               2003        2002        2001       2000       1999
                                                              -------     -------     -------    -------    -------
Net asset value, beginning of period........................  $  8.66     $  8.92     $  9.49    $  8.85    $ 10.48
                                                              -------     -------     -------    -------    -------
Income from investment operations:
  Net investment income(a)..................................     0.15        0.23        0.24       0.25       0.16+
  Net realized and unrealized gain (loss)...................    (1.07)      (0.14)       0.39       1.45      (0.40)
                                                              -------     -------     -------    -------    -------
    Total from investment operations........................    (0.92)       0.09        0.63       1.70      (0.24)
                                                              -------     -------     -------    -------    -------
Less distributions to shareholders:
  From net investment income................................    (0.23)      (0.13)      (0.51)     (0.43)     (0.56)
  From net realized gains...................................       --       (0.22)      (0.69)     (0.63)     (0.83)
                                                              -------     -------     -------    -------    -------
    Total distributions.....................................    (0.23)      (0.35)      (1.20)     (1.06)     (1.39)
                                                              -------     -------     -------    -------    -------
Net asset value, end of period..............................  $  7.51     $  8.66     $  8.92    $  9.49    $  8.85
                                                              =======     =======     =======    =======    =======
Total Return(b).............................................   (10.84)%      1.12%       6.57%     19.14%     (2.84)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $79,736     $40,124     $42,776    $36,669    $32,474
  Net expenses to average daily net assets(c)...............     0.00%(d)    0.00%(d)    0.00%      0.00%      0.00%
  Net investment income to average daily net assets(a)......     3.06%       2.73%       2.56%      2.63%      1.64%
  Portfolio turnover rate...................................       30%         13%         19%        18%        34%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................     0.07%       0.07%       0.07%      0.09%      0.07%



(a)
  Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.


(b)
  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(c)
  Net expenses exclude expenses incurred indirectly through investment in underlying funds.


(d)

  Net expenses to average daily net assets was less than 0.01%.
+ Computed using average shares outstanding throughout the period.

U.S. SECTOR FUND


                                                                                CLASS III SHARES
                                                              ----------------------------------------------------
                                                                           YEAR ENDED FEBRUARY 28/29,
                                                              ----------------------------------------------------
                                                               2003        2002       2001       2000       1999
                                                              -------     ------     ------     ------     -------
Net asset value, beginning of period........................  $  5.45     $ 5.11     $ 4.84     $ 4.63     $  8.53
                                                              -------     ------     ------     ------     -------
Income from investment operations:
  Net investment income(a)+.................................     0.09       0.11       0.14       0.09        0.10
  Net realized and unrealized gain (loss)...................    (1.00)      0.39       0.35       0.54        0.27
                                                              -------     ------     ------     ------     -------
    Total from investment operations........................    (0.91)      0.50       0.49       0.63        0.37
                                                              -------     ------     ------     ------     -------
Less distributions to shareholders:
  From net investment income................................    (0.01)     (0.16)     (0.17)*    (0.23)      (0.25)
  From net realized gains...................................       --         --      (0.05)     (0.19)      (4.02)
                                                              -------     ------     ------     ------     -------
    Total distributions.....................................    (0.01)     (0.16)     (0.22)     (0.42)      (4.27)
                                                              -------     ------     ------     ------     -------
Net asset value, end of period..............................  $  4.53     $ 5.45     $ 5.11     $ 4.84     $  4.63
                                                              =======     ======     ======     ======     =======
Total Return(b).............................................   (16.79)%     9.80%     10.14%     13.35%       3.13%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $13,144     $  270     $  253     $1,602     $16,830
  Net expenses to average daily net assets(d)...............     0.02%      0.00%(c)   0.00%      0.00%       0.00%
  Net investment income to average daily net assets(a)......     1.93%      1.99%      2.71%      1.85%       1.51%
  Portfolio turnover rate...................................       24%         2%        35%        22%         16%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................     0.88%      8.97%      3.05%      0.52%       0.57%



(a)
  Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.


(b)
  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(c)


  Net expenses were less than 0.01%.


(d)
  Net expenses exclude expenses incurred indirectly through investment in underlying funds.


+ Computed using average shares outstanding throughout the period.

* The amount shown for a share outstanding does not correspond with the aggregated distributions for the year ended February 28, 2001 due to the timing of purchases and redemptions of Fund shares in relation to the declaration of distributions to shareholders.

                         INVESTMENT BY CERTAIN FUNDS IN
          GMO SHORT-DURATION COLLATERAL FUND AND GMO ALPHA LIBOR FUND


     Shares of GMO Short-Duration Collateral Fund ("SDCF") and GMO Alpha LIBOR Fund ("Alpha LIBOR") (collectively, the "Funds") are not publicly offered and are principally available only to other GMO Funds and certain accredited investors. The Funds are managed by GMO, and are intended to provide an efficient means for other GMO Funds to achieve exposure to assets they might otherwise acquire directly. In addition, SDCF is intended to provide an efficient means for the GMO Emerging Markets Fund, GMO Emerging Countries Fund, and GMO Asia Fund to invest cash held by such Funds.



     The Funds do not pay any investment management or shareholder service fees to GMO. In addition, the Manager has agreed to bear all of the Funds' operating expenses through at least June 30, 2004 (excluding fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes).



     SDCF's investment objective is total return in excess of its benchmark. Alpha LIBOR's investment objective is high total return comparable to the 3-month London Inter-Bank Offer Rate (LIBOR). The Funds are not "diversified" investment companies within the meaning of the Investment Company Act of 1940.



     The Funds seek to achieve their investment objectives by investing primarily in relatively high quality, low volatility fixed income securities. In particular, the Funds may invest a substantial portion of their assets in asset-backed securities, such as securities backed by pools of credit card receivables, automobile loans, educational loans, bonds issued by corporate or sovereign obligors, loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. The Funds may also invest in mortgage-related securities, government securities, corporate debt securities, money market instruments, reverse repurchase agreements, and repurchase agreements. The fixed income securities in which the Funds may invest include those securities issued by federal, state, local, and foreign governments, and a wide range of private issuers, and may have all types of interest rate, payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. The Funds will invest primarily in investment-grade instruments (that is, instruments rated BBB- or above by Standard & Poor's, Baa3 or above by Moody's, or comparable unrated securities) at the time of purchase. The Funds may continue to hold a security whose rating is downgraded to below-investment-grade status after purchase by the Funds.



     In selecting fixed income securities for the Funds' portfolio, the Manager employs fundamental investment techniques to identify bonds investments with yield spreads that are high relative to other fixed income securities with similar durations. The Funds may also use derivative instruments, including options, futures, options on futures, forward currency contracts, and swap contracts. In addition to investing directly in fixed income securities, the Funds may gain indirect exposure to securities through the use of "synthetic" bonds, which are created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or another fixed income security.



     The Manager of the Funds will employ a variety of techniques to adjust the sensitivity of the Funds' values to changes in interest rates. This sensitivity is often measured by, and correlates strongly to, the Funds' portfolio duration. Under normal circumstances, the Manager expects that the Funds' dollar-weighted average portfolio duration will be 365 days or less. The Manager determines the Funds' dollar-weighted average portfolio duration by aggregating the durations of the Funds' individual holdings and weighting each holding based on its outstanding principal amount. Duration may be determined by traditional means or through empirical analysis, which may vary from traditional methods of calculating duration. Efforts are made to control exposure to interest rate volatility, and the Manager may do so by investing in longer-term bonds (i.e., bonds with longer maturities) while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. As a result, the Funds' dollar-weighted average portfolio maturity may be substantially longer than the Funds' dollar-weighted average portfolio duration. In addition, the Funds' resulting exposure to interest rates through the use of a hedging strategy may vary as compared to direct investment in shorter-term bonds (i.e., bonds with shorter maturities), and the Manager's investment in longer-term bonds may expose the Funds to additional credit risks.



     The other GMO Funds investing in either of the Funds will be subject to the risks associated with an investment in fixed income securities and related derivative instruments. The principal risks of an investment in either of the Funds include Market Risk -- Fixed Income Securities, Liquidity Risk, Derivatives Risk, Non-Diversification Risk, Leveraging Risk, Credit and Counterparty Risk, Focused Investment Risk, and Management Risk (as such terms are used in "Description of Principal Risks" in this Prospectus). As a result, shareholders of each GMO Fund investing in SDCF and/or Alpha LIBOR will be indirectly exposed to these risks, in addition to all risks associated with an investment in the relevant other GMO Fund.

                                   GMO TRUST

                             ADDITIONAL INFORMATION

     Each Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. Each Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Funds' annual and semi-annual reports, and the Funds' Statement of Additional Information (the "Statement") are available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The Statement contains more detailed information about each Fund and is incorporated by reference into this Prospectus.

     Investors can review and copy the Prospectus, Statement and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                         1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                  SHS@GMO.com
                          website: http://www.gmo.com

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                                60 State Street
                          Boston, Massachusetts 02109

                                                                      INVESTMENT
COMPANY ACT FILE NO. 811-4347

                                    GMO TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 30, 2003

This Statement of Additional Information is not a prospectus. It relates to the GMO Trust Prospectus dated June 30, 2003, as amended from time to time thereafter (the "Prospectus"), and should be read in conjunction therewith. Information from the Prospectus and the annual report to shareholders of each Fund offered through the Prospectus is incorporated by reference into this Statement of Additional Information. The Prospectus may be obtained free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling GMO Trust (the "Trust") collect at (617) 346-7646.

                                TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----
INVESTMENT OBJECTIVES AND POLICIES..........................................................................     1

FUND INVESTMENTS............................................................................................     1

DESCRIPTIONS AND RISKS OF FUND INVESTMENTS..................................................................     4

TRACKING ERROR..............................................................................................    33

USES OF DERIVATIVES.........................................................................................    34

INVESTMENT RESTRICTIONS.....................................................................................    43

DETERMINATION OF NET ASSET VALUE............................................................................    47

DISTRIBUTIONS...............................................................................................    47

TAXES.......................................................................................................    48

PERFORMANCE INFORMATION.....................................................................................    54

MANAGEMENT OF THE TRUST.....................................................................................    58

INVESTMENT ADVISORY AND OTHER SERVICES......................................................................    68

PORTFOLIO TRANSACTIONS......................................................................................    77

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES............................................................    79

VOTING RIGHTS...............................................................................................    83

SHAREHOLDER AND TRUSTEE LIABILITY...........................................................................    84

BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS' SHARES........................................................    85

OTHER MATTERS...............................................................................................   112

FINANCIAL STATEMENTS........................................................................................   113

APPENDIX A -- SPECIMEN PRICE-MAKE-UP SHEETS

APPENDIX B -- COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

                       INVESTMENT OBJECTIVES AND POLICIES

The principal strategies and risks of investing in each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.

                                FUND INVESTMENTS

The following chart indicates the types of investments which each Fund is generally permitted (but not required) to make. A Fund may, however, make other types of investments provided such an investment is consistent with the Fund's investment objective and policies and the Fund's investment restrictions do not expressly prohibit it from so doing:

--------------------------------------------------------------------------------------------------------------------------------
                                             Domestic Equity                                               Securities of Foreign
                                             Securities(1)    Preferred Stocks   Convertible Securities       Issuers(2)
--------------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
--------------------------------------------------------------------------------------------------------------------------------
U.S. Core Fund                                     X                                         X
--------------------------------------------------------------------------------------------------------------------------------
Tobacco-Free Core Fund                             X                                         X
--------------------------------------------------------------------------------------------------------------------------------
Value Fund                                         X                  X                      X                        X
--------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                               X                                         X
--------------------------------------------------------------------------------------------------------------------------------
Growth Fund                                        X                                         X
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                               X                  X                      X
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                              X                  X                      X
--------------------------------------------------------------------------------------------------------------------------------
Real Estate Fund                                   X                  X                                               X
--------------------------------------------------------------------------------------------------------------------------------
Tax-Managed U.S. Equities Fund                     X                  X                      X                        X
--------------------------------------------------------------------------------------------------------------------------------
Tax-Managed Small Companies Fund                   X                  X                      X                        X
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUNDS
--------------------------------------------------------------------------------------------------------------------------------
International Disciplined Equity Fund              X                  X                      X                        X
--------------------------------------------------------------------------------------------------------------------------------
International Intrinsic Value Fund                 X                  X                      X                        X
--------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                          X                  X                      X                        X
--------------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Equity Fund          X                  X                      X                        X
--------------------------------------------------------------------------------------------------------------------------------
Foreign Fund                                       X                  X                      X                        X
--------------------------------------------------------------------------------------------------------------------------------
Foreign Small Companies Fund                       X                  X                      X                        X
--------------------------------------------------------------------------------------------------------------------------------
International Small Companies Fund                 X                  X                      X                        X
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                              X                  X                      X                        X
--------------------------------------------------------------------------------------------------------------------------------
Emerging Countries Fund                            X                  X                      X                        X
--------------------------------------------------------------------------------------------------------------------------------
Asia Fund                                          X                  X                      X                        X
--------------------------------------------------------------------------------------------------------------------------------
Tax-Managed International Equities Fund            X                  X                      X                        X
--------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
--------------------------------------------------------------------------------------------------------------------------------
Domestic Bond Fund                                 X                  X                      X                        X
--------------------------------------------------------------------------------------------------------------------------------
Core Plus Bond Fund                                X                  X                      X                        X
--------------------------------------------------------------------------------------------------------------------------------
International Bond Fund                            X                  X                      X                        X
--------------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Bond Fund            X                  X                      X                        X
--------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                                   X                  X                      X                        X
--------------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt Fund                         X                  X                      X                        X
--------------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt Share Fund                   X                  X                      X                        X
--------------------------------------------------------------------------------------------------------------------------------
Short-Duration Investment Fund                                                                                        X
--------------------------------------------------------------------------------------------------------------------------------
Global Hedged Equity Fund                          X                  X                      X                        X
--------------------------------------------------------------------------------------------------------------------------------
Inflation Indexed Bond Fund                        X                  X                      X                        X
--------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------------------------------------------------------
Benchmark-Free Allocation Fund
--------------------------------------------------------------------------------------------------------------------------------
International Equity Allocation Fund
--------------------------------------------------------------------------------------------------------------------------------
Global Balanced Asset Allocation Fund
--------------------------------------------------------------------------------------------------------------------------------
Global (U.S.+) Equity Allocation Fund
--------------------------------------------------------------------------------------------------------------------------------
U.S. Sector Fund                                   X                                         X
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                           Securities of Foreign      Securities of Emerging
                                           Issuers (Traded on U.S.    Market Issuers or                              Illiquid
                                             Exchanges)(2)               Countries(2)         Depository Receipts   Securities
--------------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
--------------------------------------------------------------------------------------------------------------------------------
U.S. Core Fund                                         X                                                X                 X
--------------------------------------------------------------------------------------------------------------------------------
Tobacco-Free Core Fund                                 X                                                X                 X
--------------------------------------------------------------------------------------------------------------------------------
Value Fund                                             X                                                X                 X
--------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                                   X                                                X                 X
--------------------------------------------------------------------------------------------------------------------------------
Growth Fund                                            X                                                X                 X
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                                   X                                                X                 X
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                                  X                                                X                 X
--------------------------------------------------------------------------------------------------------------------------------
Real Estate Fund                                       X                                                X                 X
--------------------------------------------------------------------------------------------------------------------------------
Tax-Managed U.S. Equities Fund                         X                                                X                 X
--------------------------------------------------------------------------------------------------------------------------------
Tax-Managed Small Companies Fund                       X                                                X                 X
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUNDS
--------------------------------------------------------------------------------------------------------------------------------
International Disciplined Equity Fund                  X                                                X                 X
--------------------------------------------------------------------------------------------------------------------------------
International Intrinsic Value Fund                     X                         X                      X                 X
--------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                              X                         X                      X                 X
--------------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Equity Fund              X                         X                      X                 X
--------------------------------------------------------------------------------------------------------------------------------
Foreign Fund                                           X                         X                      X                 X
--------------------------------------------------------------------------------------------------------------------------------
Foreign Small Companies Fund                           X                         X                      X                 X
--------------------------------------------------------------------------------------------------------------------------------
International Small Companies Fund                     X                         X                      X                 X
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                                  X                         X                      X                 X
--------------------------------------------------------------------------------------------------------------------------------
Emerging Countries Fund                                X                         X                      X                 X
--------------------------------------------------------------------------------------------------------------------------------
Asia Fund                                              X                         X                      X                 X
--------------------------------------------------------------------------------------------------------------------------------
Tax-Managed International Equities Fund                X                         X                      X                 X
--------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
--------------------------------------------------------------------------------------------------------------------------------
Domestic Bond Fund                                     X                                                X                 X
--------------------------------------------------------------------------------------------------------------------------------
Core Plus Bond Fund                                    X                         X                      X                 X
--------------------------------------------------------------------------------------------------------------------------------
International Bond Fund                                X                         X                      X                 X
--------------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Bond Fund                X                         X                      X                 X
--------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                                       X                         X                      X                 X
--------------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt Fund                             X                         X                      X                 X
--------------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt Share Fund                       X                         X                      X                 X
--------------------------------------------------------------------------------------------------------------------------------
Short-Duration Investment Fund
--------------------------------------------------------------------------------------------------------------------------------
Global Hedged Equity Fund                              X                         X                      X                 X
--------------------------------------------------------------------------------------------------------------------------------
Inflation Indexed Bond Fund                            X                                                X                 X
--------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------------------------------------------------------
Benchmark-Free Allocation Fund
--------------------------------------------------------------------------------------------------------------------------------
International Equity Allocation Fund
--------------------------------------------------------------------------------------------------------------------------------
Global Balanced Asset Allocation Fund
--------------------------------------------------------------------------------------------------------------------------------
Global (U.S.+) Equity Allocation Fund
--------------------------------------------------------------------------------------------------------------------------------
U.S. Sector Fund                                       X                                                X                 X
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Reverse Repurchase
                                           Futures and Options  REITs    Swap Contracts    Repurchase Agreements     Agreements
------------------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
------------------------------------------------------------------------------------------------------------------------------------
U.S. Core Fund                                       X            X             X                     X
-----------------------------------------------------------------------------------------------------------------------------------
Tobacco-Free Core Fund                               X            X             X                     X
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                                           X            X             X                     X
------------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                                 X            X             X                     X
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                                          X            X             X                     X
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                                 X            X             X                     X
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                                X            X             X                     X
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Fund                                     X            X             X                     X                      X
------------------------------------------------------------------------------------------------------------------------------------
Tax-Managed U.S. Equities Fund                       X            X             X                     X
------------------------------------------------------------------------------------------------------------------------------------
Tax-Managed Small Companies Fund                     X            X             X                     X
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUNDS
------------------------------------------------------------------------------------------------------------------------------------
International Disciplined Equity Fund                X            X             X                     X
------------------------------------------------------------------------------------------------------------------------------------
International Intrinsic Value Fund                   X            X             X                     X
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                            X            X             X                     X
------------------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Equity Fund            X            X             X                     X
------------------------------------------------------------------------------------------------------------------------------------
Foreign Fund                                         X                          X                     X
------------------------------------------------------------------------------------------------------------------------------------
Foreign Small Companies Fund                         X            X             X                     X
------------------------------------------------------------------------------------------------------------------------------------
International Small Companies Fund                   X            X             X                     X
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                                X                          X                     X
------------------------------------------------------------------------------------------------------------------------------------
Emerging Countries Fund                              X                          X                     X
------------------------------------------------------------------------------------------------------------------------------------
Asia Fund                                            X                          X                     X
------------------------------------------------------------------------------------------------------------------------------------
Tax-Managed International Equities Fund              X            X             X                     X
------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Domestic Bond Fund                                   X                          X                     X                      X
------------------------------------------------------------------------------------------------------------------------------------
Core Plus Bond Fund                                  X                          X                     X                      X
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund                              X                          X                     X                      X
------------------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Bond Fund              X                          X                     X                      X
------------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                                     X                          X                     X                      X
------------------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt Fund                           X                          X                     X                      X
------------------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt Share Fund                     X                          X                     X                      X
------------------------------------------------------------------------------------------------------------------------------------
Short-Duration Investment Fund                       X                          X                     X
------------------------------------------------------------------------------------------------------------------------------------
Global Hedged Equity Fund                            X            X             X                     X
------------------------------------------------------------------------------------------------------------------------------------
Inflation Indexed Bond Fund                          X                          X                     X                      X
------------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Benchmark-Free Allocation Fund
------------------------------------------------------------------------------------------------------------------------------------
International Equity Allocation Fund
------------------------------------------------------------------------------------------------------------------------------------
Global Balanced Asset Allocation Fund
------------------------------------------------------------------------------------------------------------------------------------
Global (U.S.+) Equity Allocation Fund
------------------------------------------------------------------------------------------------------------------------------------
U.S. Sector Fund                                     X            X             X                     X
------------------------------------------------------------------------------------------------------------------------------------

                                                                   Shares of Other GMO   Cash and Other High
                                             Investment Companies      Trust Funds(3)     Quality Investments
------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
------------------------------------------------------------------------------------------------------------
U.S. Core Fund                                        X                                             X
------------------------------------------------------------------------------------------------------------
Tobacco-Free Core Fund                                X                                             X
------------------------------------------------------------------------------------------------------------
Value Fund                                            X                                             X
------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                                  X                                             X
------------------------------------------------------------------------------------------------------------
Growth Fund                                           X                                             X
------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                                  X                                             X
------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                                 X                                             X
------------------------------------------------------------------------------------------------------------
Real Estate Fund                                      X                                             X
------------------------------------------------------------------------------------------------------------
Tax-Managed U.S. Equities Fund                        X                                             X
------------------------------------------------------------------------------------------------------------
Tax-Managed Small Companies Fund                      X                                             X
------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUNDS
------------------------------------------------------------------------------------------------------------
International Disciplined Equity Fund                 X                                             X
------------------------------------------------------------------------------------------------------------
International Intrinsic Value Fund                    X                                             X
------------------------------------------------------------------------------------------------------------
International Growth Fund                             X                                             X
------------------------------------------------------------------------------------------------------------
Currency Hedged International Equity Fund             X                      X                      X
------------------------------------------------------------------------------------------------------------
Foreign Fund                                          X                                             X
------------------------------------------------------------------------------------------------------------
Foreign Small Companies Fund                          X                                             X
------------------------------------------------------------------------------------------------------------
International Small Companies Fund                    X                                             X
------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                                 X                      X                      X
------------------------------------------------------------------------------------------------------------
Emerging Countries Fund                               X                      X                      X
------------------------------------------------------------------------------------------------------------
Asia Fund                                             X                      X                      X
------------------------------------------------------------------------------------------------------------
Tax-Managed International Equities Fund               X                                             X
------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
------------------------------------------------------------------------------------------------------------
Domestic Bond Fund                                    X                      X                      X
------------------------------------------------------------------------------------------------------------
Core Plus Bond Fund                                   X                      X                      X
------------------------------------------------------------------------------------------------------------
International Bond Fund                               X                      X                      X
------------------------------------------------------------------------------------------------------------
Currency Hedged International Bond Fund               X                      X                      X
------------------------------------------------------------------------------------------------------------
Global Bond Fund                                      X                      X                      X
------------------------------------------------------------------------------------------------------------
Emerging Country Debt Fund                            X                      X                      X
------------------------------------------------------------------------------------------------------------
Emerging Country Debt Share Fund                      X                      X                      X
------------------------------------------------------------------------------------------------------------
Short-Duration Investment Fund                        X                      X                      X
------------------------------------------------------------------------------------------------------------
Global Hedged Equity Fund                             X                      X                      X
------------------------------------------------------------------------------------------------------------
Inflation Indexed Bond Fund                           X                      X                      X
------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS
------------------------------------------------------------------------------------------------------------
Benchmark-Free Allocation Fund                        X                      X                      X
------------------------------------------------------------------------------------------------------------
International Equity Allocation Fund                  X                      X                      X
------------------------------------------------------------------------------------------------------------
Global Balanced Asset Allocation Fund                 X                      X                      X
------------------------------------------------------------------------------------------------------------
Global (U.S.+) Equity Allocation Fund                 X                      X                      X
------------------------------------------------------------------------------------------------------------
U.S. Sector Fund                                      X                      X                      X
------------------------------------------------------------------------------------------------------------



1    For more information, see, among other sections, "Description of Principal
Risks--Market Risk--Equity Securities" in the Prospectus.



2    For more information, see, among other sections, "Description of Principal
Risks--Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments--Certain Risks of Foreign Investments" herein.



3. For more information, see, among other things, "Descriptions and Risks of Fund Investments--Investments in Other Investment Companies" herein.

---------------------------------------------------------------------------------------------------------------------------
                                            Long and Medium Term
                                            Corporate & Gov't     Short-term Corporate                Asset-and Mortgage-
                                            Bonds(4)              and Government Bonds(4) Brady Bonds  Backed Securities
---------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
---------------------------------------------------------------------------------------------------------------------------
U.S. Core Fund                                        X                       X
---------------------------------------------------------------------------------------------------------------------------
Tobacco-Free Core Fund                                X                       X
---------------------------------------------------------------------------------------------------------------------------
Value Fund
---------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                                  X                       X
---------------------------------------------------------------------------------------------------------------------------
Growth Fund                                           X                       X
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                                  X                       X
---------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                                 X                       X
---------------------------------------------------------------------------------------------------------------------------
Real Estate Fund                                                                                               X
---------------------------------------------------------------------------------------------------------------------------
Tax-Managed U.S. Equities Fund
---------------------------------------------------------------------------------------------------------------------------
Tax-Managed Small Companies Fund
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUNDS
---------------------------------------------------------------------------------------------------------------------------
International Disciplined Equity Fund                 X                       X
---------------------------------------------------------------------------------------------------------------------------
International Intrinsic Value Fund                    X                       X
---------------------------------------------------------------------------------------------------------------------------
International Growth Fund                             X                       X
---------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Equity Fund             X                       X
---------------------------------------------------------------------------------------------------------------------------
Foreign Fund                                          X                       X
---------------------------------------------------------------------------------------------------------------------------
Foreign Small Companies Fund                          X                       X
---------------------------------------------------------------------------------------------------------------------------
International Small Companies Fund                    X                       X
---------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                                 X                       X
---------------------------------------------------------------------------------------------------------------------------
Emerging Countries Fund                               X                       X
---------------------------------------------------------------------------------------------------------------------------
Asia Fund                                             X                       X
---------------------------------------------------------------------------------------------------------------------------
Tax-Managed International Equities Fund               X                       X
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
---------------------------------------------------------------------------------------------------------------------------
Domestic Bond Fund                                    X                       X                                X
---------------------------------------------------------------------------------------------------------------------------
Core Plus Bond Fund                                   X                       X                    X           X
---------------------------------------------------------------------------------------------------------------------------
International Bond Fund                               X                       X                    X           X
---------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Bond Fund               X                       X                    X           X
---------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                                      X                       X                    X           X
---------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt Fund                            X                       X                    X           X
---------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt Share Fund                      X                       X                    X           X
---------------------------------------------------------------------------------------------------------------------------
Short-Duration Investment Fund                        X                       X                                X
---------------------------------------------------------------------------------------------------------------------------
Global Hedged Equity Fund                             X                       X
---------------------------------------------------------------------------------------------------------------------------
Inflation Indexed Bond Fund                           X                                                        X
---------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS
---------------------------------------------------------------------------------------------------------------------------
Benchmark-Free Allocation Fund
---------------------------------------------------------------------------------------------------------------------------
International Equity Allocation Fund
---------------------------------------------------------------------------------------------------------------------------
Global Balanced Asset Allocation Fund
---------------------------------------------------------------------------------------------------------------------------
Global (U.S.+) Equity Allocation Fund
---------------------------------------------------------------------------------------------------------------------------
U.S. Sector Fund
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                                            Adjusted Rate  Firm Commitments and                            Loans, Loan Partici-
                                            Securities     When-Issued Securities  Dollar Roll Agreements  Pations or Assignments
---------------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
--------------------------------------------------------------------------------------------------------------------------------
U.S. Core Fund
--------------------------------------------------------------------------------------------------------------------------------
Tobacco-Free Core Fund
--------------------------------------------------------------------------------------------------------------------------------
Value Fund
--------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund
--------------------------------------------------------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund
--------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund
--------------------------------------------------------------------------------------------------------------------------------
Real Estate Fund                                 X                  X                         X
--------------------------------------------------------------------------------------------------------------------------------
Tax-Managed U.S. Equities Fund
--------------------------------------------------------------------------------------------------------------------------------
Tax-Managed Small Companies Fund
--------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUNDS
--------------------------------------------------------------------------------------------------------------------------------
International Disciplined Equity Fund
--------------------------------------------------------------------------------------------------------------------------------
International Intrinsic Value Fund
--------------------------------------------------------------------------------------------------------------------------------
International Growth Fund
--------------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Equity Fund
--------------------------------------------------------------------------------------------------------------------------------
Foreign Fund
--------------------------------------------------------------------------------------------------------------------------------
Foreign Small Companies Fund
--------------------------------------------------------------------------------------------------------------------------------
International Small Companies Fund
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund
--------------------------------------------------------------------------------------------------------------------------------
Emerging Countries Fund
--------------------------------------------------------------------------------------------------------------------------------
Asia Fund
--------------------------------------------------------------------------------------------------------------------------------
Tax-Managed International Equities Fund
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
--------------------------------------------------------------------------------------------------------------------------------
Domestic Bond Fund                               X                  X                         X                      X
--------------------------------------------------------------------------------------------------------------------------------
Core Plus Bond Fund                              X                  X                                                X
--------------------------------------------------------------------------------------------------------------------------------
International Bond Fund                          X                  X                                                X
--------------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Bond Fund          X                  X                                                X
--------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                                 X                  X                         X                      X
--------------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt Fund                                          X                                                X
--------------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt Share Fund                                    X                                                X
--------------------------------------------------------------------------------------------------------------------------------
Short-Duration Investment Fund                   X                  X
--------------------------------------------------------------------------------------------------------------------------------
Global Hedged Equity Fund
--------------------------------------------------------------------------------------------------------------------------------
Inflation Indexed Bond Fund                      X                  X                                                X
--------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS
--------------------------------------------------------------------------------------------------------------------------------
Benchmark-Free Allocation Fund
--------------------------------------------------------------------------------------------------------------------------------
International Equity Allocation Fund
--------------------------------------------------------------------------------------------------------------------------------
Global Balanced Asset Allocation Fund
--------------------------------------------------------------------------------------------------------------------------------
Global (U.S.+) Equity Allocation Fund
--------------------------------------------------------------------------------------------------------------------------------
U.S. Sector Fund
--------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                             Foreign Currency
                                             Transations       Lower-Rated Securities   Zero Coupon Securities  Indexed Securities
----------------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
----------------------------------------------------------------------------------------------------------------------------------
U.S. Core Fund
----------------------------------------------------------------------------------------------------------------------------------
Tobacco-Free Core Fund
----------------------------------------------------------------------------------------------------------------------------------
Value Fund
----------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund
----------------------------------------------------------------------------------------------------------------------------------
Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Fund                                                           X                       X                     X
----------------------------------------------------------------------------------------------------------------------------------
Tax-Managed U.S. Equities Fund
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Tax-Managed Small Companies Fund
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUNDS
----------------------------------------------------------------------------------------------------------------------------------
International Disciplined Equity Fund                 X
----------------------------------------------------------------------------------------------------------------------------------
International Intrinsic Value Fund                    X
----------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                             X
----------------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Equity Fund             X
----------------------------------------------------------------------------------------------------------------------------------
Foreign Fund                                          X                    X
----------------------------------------------------------------------------------------------------------------------------------
Foreign Small Companies Fund                          X
----------------------------------------------------------------------------------------------------------------------------------
International Small Companies Fund                    X
----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                                 X                                                                  X
----------------------------------------------------------------------------------------------------------------------------------
Emerging Countries Fund                               X                                                                  X
----------------------------------------------------------------------------------------------------------------------------------
Asia Fund                                             X                                                                  X
----------------------------------------------------------------------------------------------------------------------------------
Tax-Managed International Equities Fund               X
----------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUNDS
----------------------------------------------------------------------------------------------------------------------------------
Domestic Bond Fund                                                         X                       X                     X
----------------------------------------------------------------------------------------------------------------------------------
Core Plus Bond Fund                                   X                    X                       X                     X
----------------------------------------------------------------------------------------------------------------------------------
International Bond Fund                               X                    X                       X                     X
----------------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Bond Fund               X                    X                       X                     X
----------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                                      X                    X                       X                     X
----------------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt Fund                            X                    X                                             X
----------------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt Share Fund                      X                    X                                             X
----------------------------------------------------------------------------------------------------------------------------------
Short-Duration Investment Fund                                             X                                             X
----------------------------------------------------------------------------------------------------------------------------------
Global Hedged Equity Fund                             X
----------------------------------------------------------------------------------------------------------------------------------
Inflation Indexed Bond Fund                           X                    X                       X                     X

----------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS
----------------------------------------------------------------------------------------------------------------------------------
Benchmark-Free Allocation Fund
----------------------------------------------------------------------------------------------------------------------------------
International Equity Allocation Fund
----------------------------------------------------------------------------------------------------------------------------------
Global Balanced Asset Allocation Fund
----------------------------------------------------------------------------------------------------------------------------------
Global (U.S.+) Equity Allocation Fund
----------------------------------------------------------------------------------------------------------------------------------
U.S. Sector Fund
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
                                             Structured Notes   Warrants and Rights
-----------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
-----------------------------------------------------------------------------------
U.S. Core Fund                                                            X
-----------------------------------------------------------------------------------
Tobacco-Free Core Fund                                                    X
-----------------------------------------------------------------------------------
Value Fund                                                                X
-----------------------------------------------------------------------------------
Intrinsic Value Fund                                                      X
-----------------------------------------------------------------------------------
Growth Fund                                                               X
-----------------------------------------------------------------------------------
Small Cap Value Fund                                                      X
-----------------------------------------------------------------------------------
Small Cap Growth Fund                                                     X
-----------------------------------------------------------------------------------
Real Estate Fund                                                          X
-----------------------------------------------------------------------------------
Tax-Managed U.S. Equities Fund                                            X
-----------------------------------------------------------------------------------
Tax-Managed Small Companies Fund                                          X
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUNDS
-----------------------------------------------------------------------------------
International Disciplined Equity Fund                                     X
-----------------------------------------------------------------------------------
International Intrinsic Value Fund                                        X
-----------------------------------------------------------------------------------
International Growth Fund                                                 X
-----------------------------------------------------------------------------------
Currency Hedged International Equity Fund                                 X
-----------------------------------------------------------------------------------
Foreign Fund                                                              X
-----------------------------------------------------------------------------------
Foreign Small Companies Fund                                              X
-----------------------------------------------------------------------------------
International Small Companies Fund                                        X
-----------------------------------------------------------------------------------
Emerging Markets Fund                                  X                  X
-----------------------------------------------------------------------------------
Emerging Countries Fund                                X                  X
-----------------------------------------------------------------------------------
Asia Fund                                              X                  X
-----------------------------------------------------------------------------------
Tax-Managed International Equities Fund                                   X
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
FIXED INCOME FUNDS
-----------------------------------------------------------------------------------
Domestic Bond Fund                                     X                  X
-----------------------------------------------------------------------------------
Core Plus Bond Fund                                    X                  X
-----------------------------------------------------------------------------------
International Bond Fund                                X                  X
-----------------------------------------------------------------------------------
Currency Hedged International Bond Fund                X                  X
-----------------------------------------------------------------------------------
Global Bond Fund                                       X                  X
-----------------------------------------------------------------------------------
Emerging Country Debt Fund                             X                  X
-----------------------------------------------------------------------------------
Emerging Country Debt Share Fund                       X                  X
-----------------------------------------------------------------------------------
Short-Duration Investment Fund                                            X
-----------------------------------------------------------------------------------
Global Hedged Equity Fund                                                 X
-----------------------------------------------------------------------------------
Inflation Indexed Bond Fund                                               X

-----------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS
-----------------------------------------------------------------------------------
Benchmark-Free Allocation Fund
-----------------------------------------------------------------------------------
International Equity Allocation Fund
-----------------------------------------------------------------------------------
Global Balanced Asset Allocation Fund
-----------------------------------------------------------------------------------
Global (U.S.+) Equity Allocation Fund
-----------------------------------------------------------------------------------
U.S. Sector Fund                                                          X
-----------------------------------------------------------------------------------



(4) For more information, see, among other sections, "Description of Principal Risks--Market Risk--Fixed Income Securities" in the Prospectus and "Descriptions and Risks of Fund Investments--Debt and Other Fixed Income Securities" and "--U.S. Government Securities and Foreign Government Securities" herein.

                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

The following is a detailed description of certain investment practices in which the Funds may engage and the risks associated with their use. Not all Funds may engage in all practices described below. Please refer to "Fund Objectives and Principal Investment Strategies" in the Prospectus and "Fund Investments" in this Statement of Additional Information for additional information regarding the practices in which a particular Fund may engage. Investors in Asset Allocation Funds, (as well as other Funds investing a portion of their assets in other Funds of the Trust, as disclosed in the Prospectus), should be aware that such Funds will indirectly participate in the practices engaged in by the underlying Funds in which such Funds invest, and will therefore be indirectly subject to all risks associated with those practices.

PORTFOLIO TURNOVER

Portfolio turnover is generally not a limiting factor with respect to investment decisions for the Funds, except that the after-tax impact of portfolio turnover is considered when making investment decisions for the Tax-Managed U.S. Equities Fund, the Tax-Managed Small Companies Fund and the Tax-Managed International Equities Fund (collectively, the "Tax-Managed Funds"). The historical portfolio turnover rate for each Fund is shown under the heading "Financial Highlights" in the Prospectus.

In any particular year, market conditions may well result in greater rates of portfolio turnover than are presently anticipated. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the relevant Fund, and may involve realization of capital gains that would be taxable when distributed to shareholders of the relevant Fund unless such shareholders are themselves exempt. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information. To the extent that portfolio turnover results in the recognition of short-term capital gains, such gains are typically taxed to shareholders at ordinary income tax rates.

DIVERSIFIED AND NON-DIVERSIFIED PORTFOLIOS

As set forth in "Investment Restrictions" below, certain Funds are "diversified" funds and, accordingly, are required to satisfy the "diversified" fund requirements under the Investment Company Act of 1940, as amended (the "1940 Act"), which require that at least 75% of the value of a Fund's total assets be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to an amount not greater than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer. See "Investment Restrictions" below for a discussion of the diversified Funds' fundamental policy regarding diversification of their assets.

As stated in the Prospectus, certain Funds are "non-diversified" funds under the 1940 Act, and as such are not required to satisfy the "diversified" requirements stated above. A non-diversified Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. Such concentration could increase the risk of loss to such a Fund should there be a decline in the market value of any one portfolio security. Investment in a non-diversified fund may therefore entail greater risks than investment in a "diversified" fund.

However, all Funds, whether diversified or non-diversified, must meet certain diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.

CERTAIN RISKS OF FOREIGN INVESTMENTS

GENERAL. Investment in foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign governments and companies and foreign securities markets are less liquid and at times more volatile than comparable U.S. securities and securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in these foreign countries. Special tax considerations also apply to securities of foreign issuers and securities principally traded overseas. Investors should also be aware that under certain circumstances, markets which are perceived to have similar characteristics to troubled markets may be adversely affected whether or not similarities actually exist.


EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. In addition, the securities markets of emerging countries may be subject to a lower level of monitoring and regulation than securities markets of the U.S. and developed foreign markets. Government enforcement of existing securities regulations also has been extremely limited, and any such enforcement may be arbitrary and results difficult to predict with any degree of certainty. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce a Fund's income from such securities. Finally, because publicly traded debt instruments of emerging markets represent a relatively recent innovation in the world debt markets, little historical data or related market experience exists concerning the attributes of such instruments under all economic, market and political conditions.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments exists that could affect investments in those countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments or, in the case of fixed-income securities, interest thereon.

INVESTMENTS IN ASIA. In addition to the foregoing risks of foreign investments and risks specific to emerging markets, investments by the Trust's International Funds in Asia involve additional risks specific to investment in the region. The region encompasses countries at varying levels of economic development ranging from emerging markets to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may affect other countries in the region. For example, some Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis or a decline in currency valuation in one country can spread to other countries.

Investments in Asia are susceptible to social, political, legal, and operational risks affecting issuers in Asian countries. Some countries have authoritarian or relatively unstable governments. Certain governments in the region provide less supervision and regulation of financial markets than is typical of other emerging markets, and less financial information is available. Restrictions on direct foreign investments in securities markets also exist in some countries. For example, Taiwan permits foreign investment only through authorized qualified foreign institutional investors. The return of Hong Kong to China in 1997 continues to affect the region.

Some countries in the region depend heavily upon foreign trade. The economies of some Asian countries are not diversified and are based upon only a few commodities or industries. Markets in some of these countries are in the early stages of development, exhibit a high concentration of market capitalization, have less trading volume, lower liquidity and more volatility than more developed markets.

The region periodically experiences increased market volatility and declines in foreign currency exchange rates. Fluctuation in currency exchange rates can affect a country's ability to service its debt. Currency fluctuation will affect the value of the securities in the Fund's portfolio because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar.

While the foregoing risks are applicable to any Fund investing in Asia, they are particularly pronounced for the Asia Fund, which invests primarily in this region.

INVESTMENTS IN AFRICA. In addition to the foregoing risks of foreign investments and risks specific to emerging markets, investments by the Trust's International Funds in Africa involve additional risks specific to investment in the region. As in the case of Asia, the region encompasses countries at varying levels of economic development ranging from emerging markets to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may affect other countries in the region.

Investments in Africa are susceptible to social, political, legal and operational risks affecting issuers in African countries. Some countries have authoritarian or relatively unstable governments. Certain governments in the region provide less supervision and regulation of financial markets than is typical of other emerging markets, and less financial information is available.

Economies of African countries may be affected by severe climate changes, particularly drought. The economies of some African countries are not diversified and are based upon only a few commodities or industries, or a single commodity or industry. Markets in some of these countries are in the early stages of development, exhibit a high concentration of market capitalization, have less trading volume, lower liquidity and more volatility than more developed markets. Some countries have investment and repatriation restrictions that further reduce liquidity and could increase volatility.

While the foregoing risks are applicable to any Fund investing in Africa, they are particularly pronounced for the Emerging Country Debt Fund, which may invest a substantial portion of its assets in this region.

DIRECT INVESTMENT IN RUSSIAN SECURITIES. Each of the Emerging Markets Fund, Emerging Countries Fund, Foreign Fund, Foreign Small Companies Fund, Global Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, International Intrinsic Value Fund, Currency Hedged International Equity Fund, Tax-Managed International Equities Fund, Emerging Country Debt Fund, and Core Plus Bond Fund may invest directly in securities of Russian issuers. Investment in these securities presents many of the same risks as investing in securities of issuers in other emerging market economies, as described in the immediately preceding section. However, the social, political, legal and operational risks of investing in Russian issuers, and of having assets custodied within Russia, may be particularly pronounced.

A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of private companies is recorded. When a Fund invests in a Russian issuer, it will receive a "share extract," but that extract is not legally determinative of ownership.

A company's share registrar maintains the official record of ownership of the company's shares. Issuers control these share registrars, and investors have few legal rights against such registrars.

SECURITIES LENDING


All of the Funds may make secured loans of portfolio securities amounting to not more than one-third of the relevant Fund's total assets, except for the International Intrinsic Value Fund and Currency Hedged International Equity Fund, each of which may make loans of portfolio securities amounting to not more than 25% of its respective total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of the risk of loss with respect to the investment of the collateral and the risks of delay in recovery of the securities or loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by Grantham, Mayo, Van Otterloo & Co. LLC ("GMO" or the "Manager") to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or liquid securities at least equal at all times to the market value of the securities lent. Collateral may be held in shares of other investment companies. The borrower pays to the lending Fund an amount equal to any dividends or interest the Fund would have received had the securities not been lent. If the loan is collateralized by U.S. Government Securities, the Fund will receive a fee from the borrower. In the case of loans collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Manager has retained lending agents on behalf of several of the Funds that are compensated based on a percentage of a Fund's return on the securities lending activity. The Fund also pays various fees in connection with such loans including shipping fees and reasonable custodian fees approved by the Trustees of the Trust or persons acting pursuant to direction of the Trustees.


DEPOSITORY RECEIPTS

Many of the Funds may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, "Depository Receipts") if issues of such Depository Receipts are available that are consistent with a Fund's investment objective. Depository Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

DOMESTIC EQUITY DEPOSITARY RECEIPTS. Many of the Funds may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust ("UIT") or investment company that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).



Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT or investment company that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.



The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT or investment company that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by a Series could result in losses on Domestic Equity Depositary Receipts.


CONVERTIBLE SECURITIES


A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. The Manager regards convertible securities as a form of equity security.


PREFERRED STOCKS

Preferred stocks include convertible and non-convertible preferred and preference stocks and similar securities which are senior to common equity. These may include debt or equity securities that either (1) rank senior to common stock with respect to the right to receive payment or accrual of interest or in respect of the right to participate in any distribution of the issuer or
(2) are beneficiaries of a guarantee of the issuer regarding the right to receive payment of interest or the right to participate in any distribution of the issuer. Depending on the features of the particular security, holders of preferred stock may bear risks similar to the risks disclosed in the Prospectus or herein with respect to equity or fixed income securities.

WARRANTS AND RIGHTS

A Fund may purchase warrants or rights. Warrants and rights generally give the holder the right, at any time during the term of the instrument, to receive upon exercise of the warrant or right a security of the issuer based on the conversion value of the security at the time of exercise. A Fund will normally use warrants and rights in a manner similar to its use of options on securities as described below. The risks of a Fund's use of warrants and rights are generally similar to those relating to its use of options. Unlike most options, however, warrants and rights are issued in limited amounts and generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish to do.


The Emerging Markets Fund and Emerging Countries Fund may use certain non-standard warrants, often referred to as low exercise price warrants or low exercise price options ("LEPOs"), to gain indirect exposure to issuers in certain countries, such as India. LEPOs are different from standard warrants in that they do not entitle their holders the right to receive a security of the issuer upon exercise, but rather, pay the holder the return on an underlying equity security between the date on which the LEPO was purchased and the date on which the LEPO is sold. LEPOs entail the same risks as other over-the-counter derivative instruments, including that the counterparty or issuer of the warrant may not be able to fulfill its obligations, there may be a disagreement as to the contractual terms of the instrument, or the instrument may not perform as expected. (See "Description of Principal Risks--Derivatives Risk" and "--Credit and Counterparty Risk" in the Prospectus and "Uses of Derivatives" below). Additionally, while LEPOs may be listed on an exchange, there is no guaranty that a liquid market will exist or that the counterparty is willing to repurchase the warrant when a fund wishes to sell the security.


FUTURES AND OPTIONS

Many of the Funds may use futures and options for various purposes. See "Uses of Derivatives." The use of futures contracts, options contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of futures, options, and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Losses incurred in transactions in futures, options, and options on futures and the costs of these transactions will affect a Fund's performance.

A Fund's use of derivatives and related options may allow it to diversify risk in its portfolio without incurring the substantial brokerage costs that may be associated with investment in the securities of multiple issuers. Such use may also permit a Fund to avoid potential market and liquidity problems (e.g., driving up the price of a security by purchasing additional shares of a portfolio security or owning so much of a particular issuer's stock that the sale of such stock depresses that stock's price) which may result from increases in positions already held by a Fund.

OPTIONS. Many Funds which may use options (1) may enter into contracts giving third parties the right to buy portfolio securities from the Fund for a fixed price at a future date ("writing call options"); (2) may enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date ("writing put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

WRITING OPTIONS. Each Fund may seek to increase its return by writing call or put options on optionable securities or indexes. A call option written by a Fund on a security gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are usually cash settled based on the difference between the strike price and the value of the index.

Each such Fund will receive a premium for writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand and interest rates. By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value. In the case of options on an index, if a Fund writes a call, any profit by the Fund in respect of portfolio securities expected to correlate with the index will be limited by an increase in the index above the exercise price of the option. If the Fund writes a put on an index, the Fund may be required to make a cash settlement greater than the premium received if the index declines.

If the writer of an option wishes to terminate its obligation, it may effect a "closing purchase transaction." This transaction is accomplished, in the case of exchange traded options, by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This transaction is accomplished by selling an option of the same series as the option previously purchased. No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale transaction at any particular time. Also, an over-the-counter option may be closed out only with the other party to the option transaction.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or liquid securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index of securities, any loss resulting from the repurchase of a written call option is likely to be offset in whole or in part by appreciation of the underlying security or securities owned by the Fund.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in market environments analogous to those in which call options are used in buy-and-write transactions.

The extent to which a Fund will be able to write and purchase call and put options may be restricted by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code.


RISK FACTORS IN OPTIONS TRANSACTIONS. The holder of an American option can exercise its rights any time prior to expiration of the option. Consequently, the writer of an American option has no control over when the underlying securities or futures contract must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a call option, be offset by a decline in the market value of the underlying security or futures contract during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or futures contract. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or futures contract at the exercise price, which will usually exceed the then market value of the underlying security or futures contract.


An exchange-traded option may be closed out only on a national securities exchange ("Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund holding the option would have to exercise the option in order to realize any profit. For example, in the case of a written call option, if the Fund is unable to effect a closing purchase transaction in a secondary market (in the case of a listed option) or with the purchaser of the option (in the case of an over-the-counter option), the Fund will not be able to sell the underlying security (or futures contract) until the option expires or it delivers the underlying security (or futures contract) upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest may exist with respect to certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange should continue to be exercisable in accordance with their terms.

The Exchanges have established limitations governing the maximum number of options that may be written by an investor or group of investors acting in concert. The Funds, the Manager and other clients of the Manager may be considered to be such a group. These position limits may restrict a Fund's ability to purchase or sell options on a particular security.

The amount of risk a Fund assumes when it purchases an option is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed below, the purchase of an option also entails the risk that changes in the value of the underlying security or futures contract will not be fully reflected in the value of the option purchased.

FUTURES. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month, at a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above) which means that the purchase price is subtracted from the current market value of the instrument and the net amount if positive is paid to the purchaser, and if negative is paid by the purchaser. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Funds permitted to invest in futures contracts will also be permitted to invest in futures contracts on individual equity securities ("single stock futures"), consistent with applicable law.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. Government Securities or other liquid assets generally not exceeding 5% of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

In most cases, futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, a loss will be realized.

INDEX FUTURES. Certain Funds may purchase futures contracts on various securities indexes ("Index Futures"). A Fund's purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

A Fund may close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day) with settlement made, in the case of Index Futures on the S&P 500, with the Commodities Clearing House. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases foreign stock Index Futures.

Changes in the price of Index Futures may not correlate perfectly with movements in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Futures relates. As a result, a disparity may arise between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

INTEREST RATE FUTURES. The Fixed Income Funds may engage in a variety of transactions involving the use of futures with respect to U.S. Government Securities and other fixed income securities.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option-exercise price at any time during the period of the option. Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. See "Foreign Currency Transactions" below for a description of the Funds' use of options on currency futures.

The ability to establish and close out options on futures contracts will be subject to the development and maintenance of a liquid secondary market. However, the development and maintenance of such a market is not certain.

RISK FACTORS IN FUTURES TRANSACTIONS. Investment in futures contracts involves risk. If the futures are used for hedging, some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged. The correlation is higher between price movements of futures contracts and the instrument underlying that futures contract. The correlation is lower when futures are used to hedge securities other than such underlying instrument, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security) or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and a portfolio position (or anticipated position) which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, a Fund cannot always hedge fully or perfectly against currency fluctuations affecting the value of the Fund's securities denominated in foreign currencies because the value of such securities also is likely to fluctuate as a result of independent factors not related to currency fluctuations. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

A hedge will not be fully effective where such imperfect correlation exists. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

A Fund may also purchase futures contracts (or options thereon) as an anticipatory hedge against a possible increase in the price of currency in which is denominated the securities the Fund anticipates purchasing. In such instances, the currency may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market and/or currency decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. Short positions in index futures may be closed out only by entering into a futures contract purchase on the futures exchange on which the index futures are traded.

The successful use of transactions in futures and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of exchange rate, interest rate and stock price movements within a given time frame. For example, to the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund investing in fixed income securities (or such rates move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

In the case of futures and options on futures, a Fund is only required to deposit the initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because the Fund will then be obligated to purchase the security or index at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already included in the Fund's portfolio. Risk management transactions have the effect of providing a degree of investment leverage, particularly when the Fund does not earmark assets equal to the face amount of the contract (i.e., in cash settled futures contracts) since the futures contract (and related options) will increase or decrease in value at a rate which is a multiple of the rate of increase or decrease in the value of the initial and variation margin that the Fund is required to deposit.

Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. This lack of a common clearing facility may give rise to counterparty risk. If a counterparty defaults, a Fund will generally have contractual remedies against such counterparty; however, there is no assurance that a Fund will succeed in enforcing such contractual remedies. When seeking to enforce a contractual remedy, a Fund is also subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If such a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

If a Fund uses combined short and long positions, in addition to possible declines in the values of its investment securities, the Fund may also suffer losses associated with a securities index underlying the long futures position underperforming the securities index underlying the short futures position.

The Funds' ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are relatively new and still developing. The amount of trading interest that may exist in various types of options or futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively. Furthermore, each Fund's ability to engage in options and futures transactions may be limited by tax considerations.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS

Many of the Funds may use swap contracts and other two-party contracts for the same or similar purposes as they may use options, futures and related options.

SWAP CONTRACTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange returns (or differentials in rates of return) calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

INTEREST RATE AND CURRENCY SWAP CONTRACTS. Interest rate swaps involve the exchange of the two parties' respective commitments to pay or receive interest on a notional principal amount (e.g. an exchange of floating rate payments for fixed rate payments). Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).


EQUITY SWAP CONTRACTS AND CONTRACTS FOR DIFFERENCES. Equity swap contracts involve an agreement by two parties to exchange returns calculated with respect to a notional amount of an equity index (e.g., the S&P 500 Index), basket of equity securities, or individual equity security.



If a Fund enters into a long equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index, basket of equity securities, or individual equity security on which the equity swap is based as if it had purchased the notional amount of securities comprising the index, securities comprising the basket, or individual security, as the case may be. If a Fund enters into a short equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index, basket of equity securities, or individual equity security on which the equity swap is based as if it had sold the notional amount of securities comprising the index, securities comprising the basket, or individual security, as the case may be.


Contracts for differences are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. Often, one or both "baskets" will be an established securities index. As to one of the baskets, the Fund's return is based on theoretical, long futures positions in the securities comprising that basket (with an aggregate face value equal to the notional amount of the contract for differences) and as to the other basket, the Fund's return is based on theoretical short futures positions in the securities comprising the basket. The Fund may also use actual long and short futures positions to achieve the same market exposure(s) as contracts for differences where payment obligations of the two legs of the contract are netted and thus based on changes in the relative value of the baskets of securities rather than on the aggregate change in the value of the two legs. The Funds will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long leg will outperform the basket constituting the short leg. However, the short basket may outperform the long basket -- resulting in a loss to the Fund, even in circumstances when the securities in both the long and short baskets appreciate in value.

INTEREST RATE CAPS, FLOORS AND COLLARS. The Funds may use interest rate caps, floors and collars for the same purposes or similar purposes as they use interest rate futures contracts and related options. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below two specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate collar. The Funds' use of interest rate caps, floors and collars for the same or similar purposes as those for which they use futures contracts and related options presents the same risks and similar opportunities as those associated with futures and related options.

TOTAL RETURN SWAPS. A Fund generally uses total return swaps to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed income security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.



CREDIT DEFAULT SWAPS. Certain Fixed Income Funds that invest a portion of their assets in emerging market debt (in particular, the Emerging Country Debt Fund) may use credit default swaps to limit or reduce risk exposure of the Funds to defaults of corporate and sovereign issuers (i.e., to reduce risk where the Funds own or have exposure to such issuers). These instruments may also be used to create direct or synthetic short or long exposure to certain sovereign or foreign or domestic corporate debt securities to which the Funds are not otherwise exposed. The Funds, however, are not obligated to engage in any of these practices.



In a credit default swap, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by a third party on its obligations. Therefore, with credit default swaps, Funds may pay the premium referenced above and, in return, have the right to put certain bonds or loans upon issuer default (or similar events) and to receive in return the par (or other agreed-upon) value of those bonds or loans. The Funds may also use credit default swaps for investment purposes, in which case the Fund will receive the premium referenced above, but would be obligated to pay the par (or other agreed-upon) value of the defaulted bonds or loans upon the issuer's default (or similar events).



RISK FACTORS IN SWAP CONTRACTS, OTC OPTIONS AND OTHER TWO-PARTY CONTRACTS. A Fund may only close out a swap, contract for differences, cap, floor or collar or OTC option with the particular counterparty. Also, if the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but no assurance can be given that contract counterparties will be able to meet their obligations pursuant to such contracts or that, in the event of default, a Fund will succeed in enforcing contractual remedies. Documentation risk may also exist, including the risk that the parties may disagree as to the proper interpretation of the terms of a contract. If such a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under swap contracts, OTC options and other two-party contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. The Manager will closely monitor the creditworthiness of contract counterparties, and a Fund will not enter into any swaps, caps, floors or collars, or OTC options and other two-party contracts unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's at the time of entering into such transaction or if the counterparty has comparable credit as determined by the Manager. However, the credit of the counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital. The management of caps, floors, collars and swaps may involve certain difficulties because the characteristics of many derivatives have not been observed under all market conditions or through a full market cycle.



         ADDITIONAL REGULATORY LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS, INTEREST RATE FLOORS, CAPS AND COLLARS AND INTEREST RATE AND CURRENCY SWAP CONTRACTS. In accordance with CFTC regulations, investments by any Fund in futures contracts and related options for purposes other than bona fide hedging are limited such that the aggregate amount that a Fund may commit to initial margin on such contracts or time premiums on such options may not exceed 5% of that Fund's net assets. To the extent that the restriction described in this paragraph is no longer required by applicable law and/or is liberalized, each Fund will comply with such other applicable legal restrictions as are from time to time necessary to enable the Funds and the Manager to avoid regulation as a "commodity pool operator" or "commodity trading advisor" with respect to a Fund under the Commodity Exchange Act.


FOREIGN CURRENCY TRANSACTIONS

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies, deal in forward foreign currency contracts, currency futures contracts and related options and options on currencies. These Funds may use such currency instruments for hedging, investment or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of the Fund and the Fund's performance benchmark.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. Options on currency futures contracts give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. A Fund may also purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

REPURCHASE AGREEMENTS

A Fund may enter into repurchase agreements with banks and broker-dealers by which the Fund acquires a security (usually an obligation of the Government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-on price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the relevant Fund to expenses, delays and risks of loss including: (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period, and (c) inability to enforce rights and the expenses involved in attempted enforcement.

DEBT AND OTHER FIXED INCOME SECURITIES GENERALLY


Debt and other fixed income securities include fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers.


Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Fixed income securities denominated in foreign currencies are also subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, the future income of a Fund investing in such securities cannot be predicted. The net asset value of each Fund's shares will vary as a result of changes in the value of the securities in its portfolio and will be affected by the absence and/or success of hedging strategies.

CASH AND OTHER HIGH QUALITY INVESTMENTS


Many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or in connection with the earmarking and maintenance of such assets on the custodian's books and records. These cash items and other high quality corporate debt securities may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. By investing only in high quality money market securities a Fund may seek to minimize credit risk with respect to such investments. The Short-Duration Investment Fund may invest a substantial portion of its assets in these instruments, but it is not subject to the quality, maturity and other requirements of money market funds.


U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

U.S. Government Securities include securities issued or guaranteed by the U.S. government or its authorities, agencies or instrumentalities. Foreign Government Securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies or instrumentalities or by supra-national agencies. U.S. Government Securities and Foreign Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. Similarly, some Foreign Government Securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. In the case of certain countries, Foreign Government Securities may involve varying degrees of credit risk as a result of financial or political instability in such countries and the possible inability of a Fund to enforce its rights against the foreign government issuer. As with other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include such entities as the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

Like other fixed income securities, U.S. Government Securities and Foreign Government Securities are subject to market risk and their market values fluctuate as interest rates change. Thus, for example, the value of an investment in a Fund which holds U.S. Government Securities or Foreign Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities and Foreign Government Securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. Government Securities and Foreign Government Securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities and Foreign Government Securities. These certificates of accrual and similar instruments may be more volatile than other government securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS")


REITs are pooled investment vehicles that invest in real estate or real estate-related companies. There are a few different types of REITs in which a Fund may invest, including equity REITS, which own real estate directly; mortgage REITS, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.



The value of a REIT can be expected to change in light of factors affecting the real estate industry. Factors affecting the performance of real estate may include the supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The performance of real estate may also be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or to maintain exempt status under the 1940 Act. See "Taxes" below for a discussion of special tax considerations relating to a Fund's investment in REITs.



MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES, AND COLLATERALIZED MORTGAGE OBLIGATIONS


MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may be issued by the U.S. government, its agencies or instrumentalities, or by non-governmental issuers. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying mortgages, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, there can be no certainty as to the predicted yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and a Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital loss because the premium may not have been fully amortized at the time the obligation was prepaid. As a result of these principal prepayment features, the values of mortgage-backed securities generally fall when interest rates rise, but their potential for capital appreciation in periods of falling interest rates is limited because of the prepayment feature. The mortgage-backed securities purchased by a Fund may include Adjustable Rate Securities as such term is defined in "Adjustable Rate Securities" below. Mortgage-backed securities of non-governmental issuers involve prepayment risks similar to those of U.S. government guaranteed mortgage-backed securities and also involve risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations.

ASSET-BACKED SECURITIES. Asset-backed securities may be issued by the agencies or instrumentalities of the U.S. government, or by non-governmental issuers. Asset-backed securities include securities backed by pools of automobile loans, educational loans, credit card receivables, and secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. These underlying pools of assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed securities involve risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

Asset-backed securities involve prepayment risks similar to those of mortgage-backed securities described above. (See "Mortgage-Backed Securities" immediately above.)

Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

Furthermore, asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"): STRIPS AND RESIDUALS. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are subject to the risk that the collateral supporting the CMO may experience a downgrade or default. CMOs are issued in multiple classes or series which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

CMOs include securities ("Residuals") representing the interest in any excess cash flow and/or the value of any collateral remaining on mortgages or mortgage-backed securities from the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer. Residuals have value only to the extent income from such underlying mortgages or mortgage-backed securities exceeds the amount necessary to satisfy the issuer's debt obligations represented by all other outstanding CMOs.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only ("IO/PO Strips") on the underlying mortgages. IO/PO Strips and Residuals tend to be more volatile than other types of securities. IO Strips and Residuals also involve the additional risk of loss of a substantial portion of or the entire value of the investment if the underlying securities are prepaid. In addition, if a CMO bears interest at an adjustable rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.

ADJUSTABLE RATE SECURITIES

Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. They may be U.S. Government Securities or securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

LOWER-RATED SECURITIES


Certain Funds may invest some or all of their assets in securities rated below investment grade (that is, rated below BBB- by Standard & Poor's or below Baa3 by Moody's) at the time of purchase, including securities in the lowest rating categories, and comparable unrated securities ("Lower-Rated Securities"). Lower-Rated Securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Lower-Rated Securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in Lower-Rated Securities may be more dependent on the Manager's own credit analysis than is the case with higher quality bonds. The market for Lower-Rated Securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for Lower-Rated Securities. This reduced liquidity at certain times may affect the values of these securities, may make the valuation and sale or these securities more difficult and may result in greater volatility in these securities. Because such securities are difficult to value, particularly during erratic markets, the values realized upon the sale of such securities may differ from the values at which they are carried by the relevant fund. Securities of below investment grade quality are commonly referred to as "junk bonds." Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics. See Appendix B--"Commercial Paper and Corporate Debt Ratings" below for more information concerning commercial paper and corporate debt ratings.


BRADY BONDS

Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other countries.

Brady Bonds may be collateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: any collateralized repayment of principal at final maturity; any collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

ZERO COUPON SECURITIES

A Fund investing in "zero coupon" fixed income securities is required to accrue interest income on these securities at a fixed rate based on the initial purchase price and the length to maturity, but these securities do not pay interest in cash on a current basis. Each Fund is required to distribute the income on these securities to its shareholders as the income accrues, even though that Fund is not receiving the income in cash on a current basis. Thus, each Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO and PO strips.

INDEXED SECURITIES

Indexed securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

Indexed securities in which each Fund may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate long-term securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate securities.

Certain Funds may invest in inflation indexed securities issued by the U.S. Treasury, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value which has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.

Although these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may result in a decline in value. If interest rates rise due to reasons other than inflation (such as changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.




The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Coupon payments received by a Fund from inflation indexed bonds will be includable in the Fund's gross income in the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

A Fund's investments in indexed securities, including inflation indexed securities, may create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. See

"Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information.

STRUCTURED NOTES

Similar to indexed securities described above in "Indexed Securities," structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured note may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

Certain Funds may enter into firm commitments and other similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund that invests in fixed-income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (on a when-issued or delayed-delivery basis), it is required to earmark on its custodian's books and records cash, U.S. Government Securities or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. No income is generally earned on these securities until after delivery. Each Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

LOANS, LOAN PARTICIPATIONS AND ASSIGNMENTS

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a Fund's policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness, including promissory notes, depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating agency and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, no assurance can be given that the liquidation of collateral from a secured loan would satisfy the borrower's obligation or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of emerging countries will also involve a risk that the governmental entities responsible for repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

When investing in a loan participation, a Fund will typically have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, a Fund typically will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under emerging legal theories of lender liability, a Fund potentially may be held liable as a co-lender. In the case of a loan participation, direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, a Fund may rely on the Manager's research to attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand.

These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. A Fund's custodian will earmark and maintain appropriate liquid assets to cover the Fund's potential obligations under standby financing commitments.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Certain Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

A Fund that makes such investments will earmark and maintain on its custodian's books and records cash, U.S. Government Securities or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by a Fund for purposes of a Fund's fundamental investment restriction with respect to borrowings.

ILLIQUID SECURITIES


Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the Federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most equity swap contracts, reverse equity swap contracts, caps, floors and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

PRIVATE PLACEMENTS AND RESTRICTED INVESTMENTS. Illiquid securities may include certain securities of private issuers, investments in securities traded in unregulated or shallow markets and securities that are purchased in private placements and are subject to restrictions on resale either as a matter of contract or under federal securities laws. Because relatively few potential purchasers for such securities may exist, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Manager believes it advisable to do so or may be able to sell such securities only at prices lower than those that could be obtained if such securities were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

While private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities", that is, securities that cannot be sold to the public without registration under the Securities Act of 1933 or pursuant to an exemption from registration (such as Rules 144 or 144A), or that are "not readily marketable" because they are subject to other legal or contractual restrictions on resale. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. A Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling these securities to the public, and in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

At times, the inability to sell private placements and restricted investments in the public market can make it more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. The judgment of the Manager may at times play a greater role in valuing these securities than in the case of publicly traded securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

A Fund may invest in shares of other investment companies, including both open- and closed-end investment companies (including single country funds). When making such an investment, the Fund will be indirectly exposed to all the risks of such investment companies. In general, the investing Fund will bear a pro rata portion of the other investment company's fees and expenses.

In addition, many of the Funds may invest in private investment funds, vehicles or structures. The Funds may also invest in debt-equity conversion funds, which are funds established to exchange foreign bank debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions.


Certain Funds may invest without limitation in GMO Short-Duration Collateral Fund and/or Emerging Country Debt Fund and have investments in GMO Alpha LIBOR Fund. These investments are not made in reliance on the fund of funds exemption provided in Section 12(d)(1)(G) of the Investment Company Act of 1940, but are instead made in reliance on an SEC exemptive order obtained by the Manager and the Trust permitting Funds of the Trust to operate as funds of funds. As described in the Prospectus, shareholders of the investing Funds will not directly bear any of the operating fees and expenses of the GMO Short-Duration Collateral Fund, GMO Alpha LIBOR Fund, and/or Emerging Country Debt Fund, but will indirectly bear a proportionate share of these Funds' operating fees and expenses.


TAX-SENSITIVE STRATEGIES

With respect to the Tax-Managed Funds, the Manager may control portfolio turnover in order to defer the realization and minimize the distribution of capital gains. In addition, the Manager may, when appropriate, sell securities in order to realize capital losses; such losses may be used at various times to offset realized capital gains, thus reducing net capital gain distributions. When making sales of specific securities, the Manager will consider strategies, such as selling securities with the highest cost basis, to minimize capital gains. No assurance can be given that the Manager will be successful in employing any or all of these strategies.

In lieu of redeeming in cash, the Manager may meet redemption requests through in-kind redemptions in whole or in part by a distribution of appreciated securities held by the Fund, so that the Fund will generally not be required to distribute the capital gains in those securities to the remaining shareholders in the Fund. The effect to the redeeming shareholder is the same for federal income tax purposes as a redemption in cash. Shareholders receiving the redemption in kind would pay tax on the capital gains realized, if any, on the Fund shares redeemed. Shareholders receiving the redemption in kind also may incur additional gains or losses during the period between the date of redemption and the date the shareholder sells the distributed securities, and may incur brokerage charges on the sale of those securities.

                                 TRACKING ERROR


In certain cases, the Manager may consider a Fund's "tracking error" in constructing its portfolio. Tracking error is a measure of the risk of a portfolio return relative to a benchmark. It is a calculation of the standard deviation of the returns of a portfolio less the relevant benchmark. For example, if an equity fund had a tracking error of 4% versus the S&P 500, this would mean that the annualized volatility of its return less the S&P 500's return was 4%.

                               USES OF DERIVATIVES

                            INTRODUCTION AND OVERVIEW

DERIVATIVE POLICIES. This overview provides a general introduction to the principal ways in which the Funds use derivatives. The information below is designed to supplement the information included in the GMO Trust Prospectus.

FUNCTION OF DERIVATIVES IN FUNDS. Domestic Equity, International Equity and Fixed Income Funds use financial derivatives to implement investment decisions. The types of derivatives employed, which vary from Fund to Fund, include futures, swaps, options, forward contracts and, periodically, structured notes. These instruments may be exchange-traded or over-the-counter products. The types of strategies implemented also vary from Fund to Fund. To a significant extent, specific market conditions influence the choice of derivative strategies for a given Fund.

DERIVATIVE EXPOSURE. Generally, stocks constitute the majority of the holdings in each Domestic and International Equity Fund, although derivative positions may comprise a significant portion of the total assets. In Fixed Income Funds, bond futures, currency options, forwards, swaps, and other derivatives are the primary means of obtaining market exposure.

COUNTERPARTY CREDITWORTHINESS. The Manager tracks the creditworthiness of counterparties in swaps, forwards, and options. Typically, a Fund will enter into these transactions only with counterparties with long-term debt ratings of A or higher by either Standard & Poor's or Moody's at the time of contract. However, short-term derivatives may be entered into with counterparties that do not have long-term debt ratings, but with short-term debt ratings of A-1 by Standard & Poor's and/or Prime-1 by Moody's. (See Appendix B--"Commercial Paper and Corporate Debt Ratings" for an explanation of short-term ratings.) In addition to checking agency ratings to assess creditworthiness, the Manager also considers news reports and market activity, such as the levels at which a counterparty's long-term debt is trading. Furthermore, the Manager monitors the amount of credit extended to any one counterparty by a particular Fund. Besides creditworthiness, the Manager reviews, on a regular basis, the various exposures that each Fund has to over-the-counter counterparties. Additionally, the Manager may negotiate collateral arrangements with a counterparty in order to further reduce a Fund's exposure to such counterparty.

                       USE OF DERIVATIVES BY EQUITY FUNDS

DOMESTIC EQUITY FUNDS. Funds in this group include: U.S. Core Fund, Tobacco-Free Core Fund, Intrinsic Value Fund, Growth Fund, U.S. Sector Fund, Small Cap Growth Fund, Small Cap Value Fund, Real Estate Fund, Tax-Managed U.S. Equities Fund, and Tax-Managed Small Companies Fund.

Types of Derivatives Used by the Domestic Equity Funds

-    Options, futures contracts and related options on securities indexes

- Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities

- Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities

- Contracts for differences, i.e., equity swaps that contain both long and short equity components

Uses of Derivatives by the Domestic Equity Funds

Hedging

Traditional Hedging: A Fund may use short equity futures, related options and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts, to allow the Fund to dispose of securities in a more orderly fashion without the Fund being exposed to leveraged loss exposure in the interim.

No limit exists with respect to the absolute face value of derivatives used for hedging purposes.

Investment

A Fund may use derivative instruments (particularly long futures contracts, related options and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to "equitize" cash balances held by a Fund. A Fund may also use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual markets, sectors and equities.

When long futures contracts and long equity swaps are used for investment, the Funds will maintain an amount of liquid securities equal to the face value of all such long derivative positions. However, for purposes of this restriction, if an existing long equity exposure is reduced or eliminated by a short derivative position, the combination of the long and short position will be considered as cash available to cover another long derivative exposure. The net long equity exposure of a Fund, including direct investment in securities and long derivative positions, will not exceed 100% of the Fund's net assets.

Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options and equity swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual sectors and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases. For example, if a Fund held a large proportion of stocks of a particular industry and the Manager believed that stocks of another industry would outperform such stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences may also be used for these purposes. Equity derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

Except when such instruments are used for bona fide hedging, no more than 5% of a Fund's net assets will be committed to initial margin on futures contracts and time premiums on related options.


INTERNATIONAL EQUITY FUNDS. Funds in this group include: International Disciplined Equity Fund, International Intrinsic Value Fund, International Growth Fund, Currency Hedged International Equity Fund, International Small Companies Fund, Emerging Markets Fund, Emerging Countries Fund, Asia Fund, Foreign Fund, Foreign Small Companies Fund, and Tax-Managed International Equities Fund.


Types of Derivatives Used by the International Equity Funds (other than foreign currency derivative transactions)


-    Options, futures contracts and related options on securities indexes

- Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of securities (excluding Foreign Fund and Foreign Small Companies Fund)

- Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of securities (excluding Foreign Fund and Foreign Small Companies Fund)

- Contracts for differences, i.e., equity swaps that contain both long and short equity components (excluding Foreign Fund and Foreign Small Companies
     Fund)

- Only Emerging Markets Fund, Emerging Countries Fund, and Asia Fund may use structured or indexed notes

- Warrants and rights (including LEPOs, with respect to Emerging Markets Fund and Emerging Countries Fund)


Uses of Derivatives by the International Equity Funds (other than foreign currency derivative transactions)

Hedging

Traditional Hedging: A Fund may use short equity futures, related options and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts, to allow the Fund to dispose of securities in a more orderly fashion without the Fund being exposed to leveraged loss exposure in the interim.

No limit exists with respect to the absolute face value of derivatives used for hedging purposes.

Investment

A Fund may use derivative instruments (particularly long futures contracts, related options and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to "equitize" cash balances held by the Fund. Because a foreign equity derivative generally only provides the return of a foreign market in local currency terms, a Fund will often purchase a foreign currency forward in conjunction with equity derivatives to give the effect of investing directly. A Fund may also use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual countries and equities.

When long futures contracts and long equity swaps are used for investment, the Funds will maintain an amount of liquid assets equal to the face value of all such long derivative positions. However, for purposes of this restriction, if an existing long equity exposure is reduced or eliminated by a short derivative position, the combination of the long and short position will be considered as cash available to cover another long derivative exposure. The net long equity exposure of a Fund, including direct investment in securities and long derivative positions, will not exceed 100% of the Fund's net assets.

Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options and equity swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual countries and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases.

For example, if a Fund held a large proportion of stocks of a particular market and the Manager believed that stocks of another market would outperform such stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences may also be used for these purposes. Often, a foreign currency forward will be used in conjunction with the long derivative position to create the effect of investing directly. Equity derivatives (and corresponding currency forwards) used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

Except when such instruments are used for bona fide hedging, no more than 5% of a Fund's net assets will be committed to initial margin on futures contracts and time premiums on related options.

Foreign Currency Derivative Transactions Employed by the International Equity Funds

-    Buying and selling spot currencies

-    Forward foreign currency contracts

-    Currency futures contracts and related options

-    Options on currencies

-    Currency swap contracts (excluding Foreign Fund and Foreign Small Companies
     Fund)

Uses of Foreign Currency Derivative Transactions by the International Equity
Funds

Hedging

Traditional Hedging: A Fund may effect foreign currency transactions - generally short forward or futures contracts - to hedge back into the U.S. dollar the risk of foreign currencies represented by its securities investments. A Fund is not required to hedge any of the currency risk inherent in investing in securities denominated in foreign currencies (except in the case of the Currency Hedged International Equity Fund).

Anticipatory Hedging: When a Fund enters into a contract for the purchase or anticipates the need to purchase a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency on the spot market or through currency forwards or futures.

Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

The International Intrinsic Value Fund will typically hedge less than 30% of the foreign currency exposure represented by its investments in foreign-currency denominated securities back into the U.S. dollar. The Currency Hedged International Equity Fund will maintain short currency positions with respect to at least 70% of the foreign currency exposure represented by the common stocks owned directly and indirectly by the Fund. In addition, the Currency Hedged International Equity Fund may hedge currency based on the benchmark weightings of the underlying Funds (rather than the underlying Funds' Investments), and thus will sometimes have a net short position with respect to certain foreign currencies. Such net short positions in the aggregate will not exceed 10% of the Fund's assets.

Investment

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, a Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long exposure to particular currencies beyond the amount of a Fund's investment in securities denominated in that currency.

A Fund's aggregate net foreign currency exposure, assuming full offset of long and short positions, will not exceed 100% of the Fund's net assets denominated in foreign currencies, though the currency exposure of the Fund may differ substantially from the currencies in which the Fund's equities are denominated.

                    USE OF DERIVATIVES BY FIXED INCOME FUNDS


Funds in this group include: Domestic Bond Fund, Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Short-Duration Investment Fund, Emerging Country Debt Fund, and Inflation Indexed Bond Fund. Derivatives policies for Global Hedged Equity Fund are discussed separately below.


Types of Derivatives Used by the Fixed Income Funds (other than foreign currency derivative transactions)

- Futures contracts and related options on bonds as well as baskets or indexes of securities

-    Options on bonds and other securities

- Swap contracts, including interest rate swaps, total return swaps, credit default swaps and contracts for differences


- Structured notes (excluding Short-Duration Investment Fund and Inflation Indexed Bond Fund)


Uses of Derivatives by the Fixed Income Funds (other than foreign currency derivative transactions)

Hedging

Traditional Hedging: A Fund may use bond futures, related options, bond options and swap contracts to hedge against a market or credit risk already generally present in the Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short swap contracts while the Fund disposes of securities in an orderly fashion.

Investment


A Fund is not limited with respect to the extent to which derivatives may be used or with respect to the absolute face value of its derivative positions. As a result, a Fund may be leveraged in terms of aggregate exposure of its assets. However, the Manager seeks to manage the effective market exposure of each Fund by controlling the projected tracking error relative to each Fund's benchmark.


A Fund may use derivative instruments (particularly long futures contracts, related options and long swap contracts) in place of investing directly in securities. Because a foreign derivative generally only provides the return of a foreign market in local currency terms, a Fund will often purchase a foreign currency forward in conjunction with using derivatives to give the effect of investing directly.


The fundamental strategy of International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, and Core Plus Bond Fund requires that each of these Funds take active overweighted and underweighted positions with respect to particular bond markets and currencies relative to the Fund's performance benchmark. Often these active positions will be achieved using long and short derivative positions and combinations of such positions to create synthetic securities.


Risk Management

A Fund may use options, futures and related options as well as swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual countries and issuers. Sometimes, a Fund uses such transactions as a precursor to actual sales and purchases.

Other Uses


A Fund generally uses total return swaps to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed income security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.



Credit default swaps are used to protect Funds (primarily Emerging Country Debt Fund and other Fixed Income Funds that invest a portion of their assets in emerging market debt) against events of default by corporate and sovereign issuers of debt, or to create direct or synthetic short or long exposure to sovereign and domestic or foreign corporate debt securities to which such Funds are not otherwise exposed. With credit default swaps, Funds may pay what is, in effect, an insurance premium and, in return, have the right to put certain bonds or loans upon issuer default (or similar events) and to receive in return the par (or other agreed-upon) value of those bonds or loans. The Funds may also use credit default swaps for investment purposes, in which case the Fund will receive the premium referenced above, but would be obligated to pay the par (or other agreed-upon) value of the defaulted bonds or loans upon the issuer's default.


Many of the debt instruments in which the Funds invest may not be available with precisely the duration or other interest rate terms that the Manager would prefer. The Manager may decide to alter the interest rate exposure of these debt instruments by employing interest rate swaps. A Fund can then maintain its investment in the credit of the issuer through the debt instrument but adjust its interest rate exposure through the swap. With these swaps, the Funds and the counterparties swap interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration.

Foreign Currency Derivative Transactions Used by the Fixed Income Funds

-    Buying and selling spot currencies

-    Forward foreign currency contracts

-    Currency futures contracts and related options

-    Options on currencies

-    Currency swap contracts

Uses of Foreign Currency Derivative Transactions by the Fixed Income Funds

Hedging

Traditional Hedging: A Fund may effect foreign currency transactions - generally short forward or futures contracts - to hedge the risk of foreign currencies represented by its securities investments back into the U.S. dollar. A Fund is not required to hedge any of the currency risk obtained by investing in securities denominated in foreign currencies (except in the case of Currency Hedged International Bond Fund).

Anticipatory Hedging: When a Fund enters into a contract for the purchase or anticipates the need to purchase a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency or through currency forwards or futures.

Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to certain limitations, a Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long and short exposure to particular currencies beyond the amount of a Fund's investment in securities denominated in that currency.

GLOBAL HEDGED EQUITY FUND

Global Hedged Equity Fund uses the same types of derivatives as other International Equity Funds in seeking to deliver the hedged equity return described below. The Fund seeks total return consistent with minimal exposure to general equity market risk.

Hedged Equity Strategy

At least 80% of the Fund's total assets will be invested in equity securities either directly or indirectly through investment in other Funds of the Trust ("underlying Funds"). However, as a result of the Fund's hedging techniques, the Fund expects to create a return more similar to that received by an investment in fixed income securities.

The Fund will pursue its investment objective by investing substantially all of its assets in a combination of: (i) equity securities; (ii) shares of Domestic and International Equity Funds; (iii) derivative instruments intended to hedge the value of the Fund's equity securities held directly or through investment in underlying Funds against substantially all of the general movements in the relevant equity market(s), including hedges against substantially all of the changes in the value of the U.S. dollar relative to the currencies represented in the indexes used to hedge general equity market risk; and (iv) long interest rate futures contracts intended to adjust the duration of the theoretical fixed income security embedded in the pricing of the derivatives used for hedging the Fund's equity exposure (the "Theoretical Fixed Income Security").

To the extent that the Fund's portfolio strategy is successful, the Fund is expected to achieve a total return consisting of: (i) the performance of the Fund's equity securities held directly or through investment in underlying Funds, relative to the S&P 500 and MSCI EAFE in proportion to the Fund's U.S. and international equity investments (including appreciation or depreciation of any overweighted currency relative to the currency weighting of the equity hedge), plus or minus (ii) short-term capital gains or losses approximately equal to the total return on the Theoretical Fixed Income Security, plus or minus (iii) capital gains or losses on the Fund's interest rate futures positions, minus (iv) transaction costs and other Fund expenses.

Foreign Currency Derivative Transactions Used by the Global Hedged Equity Fund

-    Buying and selling spot currencies

-    Forward foreign currency contracts

-    Currency futures contracts and related options

-    Options on currencies

-    Currency swap contracts

Uses of Foreign Currency Derivative Transactions by the Global Hedged Equity
Fund

Hedging

Traditional Hedging: The Fund may effect foreign currency transactions, generally short forward or futures contracts, to hedge the risk of foreign currencies represented by its securities investments back into the U.S. dollar. The Fund is not required to hedge any of the currency risk obtained by investing in securities denominated in foreign currencies.

Proxy Hedging: The Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

The Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, the Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long exposure to particular currencies beyond the amount of the Fund's investment in securities denominated in that currency.

The Fund's aggregate net foreign currency exposure, assuming full offset of long and short positions, will not exceed 100% of the Fund's net assets denominated in foreign currencies, though the currency exposure of the Fund may differ substantially from the currencies in which the Fund's securities are denominated.

                             INVESTMENT RESTRICTIONS

Fundamental Restrictions:

Without a vote of the majority of the outstanding voting securities of the relevant Fund, the Trust will not take any of the following actions with respect to any Fund as indicated:

(1) Borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund's custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions.

Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund's custodian earmarks and maintains liquid assets, such as cash, U.S. Government Securities or other appropriate assets equal in value to its obligations in respect of these transactions.


(2) With respect to all Funds, except for the Benchmark-Free Allocation Fund, purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)



(3) With respect to all Funds, except for the International Disciplined Equity Fund, International Growth Fund, and Benchmark-Free Allocation Fund, make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.


(4) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(6) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of a Fund's total assets in the case of each Fund (except the International Intrinsic Value and Currency Hedged International Equity Funds), and with respect to not more than 25% of total assets in the case of each of the International Intrinsic Value and Currency Hedged International Equity Funds.


(7) With respect to all Funds, except for the Intrinsic Value Fund, Tax-Managed U.S. Equities Fund, Tax-Managed Small Companies Fund, Foreign Small Companies Fund, Tax-Managed International Equities Fund, International Disciplined Equity Fund, International Growth Fund, and Benchmark-Free Allocation Fund, invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and members of the Manager who beneficially own more than 1/2 of 1% of the securities of that issuer together beneficially own more than 5%.



(8) Concentrate more than 25% of the value of its total assets in any one industry, except that the Short-Duration Investment Fund may invest up to 100% of its assets in obligations issued by banks and the Real Estate Fund may invest more than 25% of its assets in real estate-related securities.



(9) Purchase or sell commodities or commodity contracts, except that the Funds (other than the Short-Duration Investment Fund) may purchase and sell financial futures contracts and options thereon.


(10) Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness," the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund's custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

(11) With respect to the Tobacco-Free Core Fund only, invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, and (c) repurchase agreements maturing in more than seven days if, as a result, more than 10% of the Fund's total assets (taken at current value) would then be invested in securities described in (a), (b) and (c) above.


(12) With respect to each of the U.S. Core Fund, Tobacco-Free Core Fund, Small Cap Value Fund, International Disciplined Equity Fund, International Intrinsic Value Fund, International Growth Fund, Foreign Small Companies Fund, International Small Companies Fund, International Equity Allocation Fund, Global Balanced Asset Allocation Fund, Global (U.S. +) Equity Allocation Fund, and Benchmark-Free Allocation Fund, cause less than 75% of the value of the Fund's total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer.

Non-Fundamental Restrictions:

The following actions are contrary to the present policy of all the Funds, which may be changed by the Trustees without shareholder approval:

(1) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

(2) Make investments for the purpose of gaining control of a company's management.


(3) Invest more than 15% of net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the Federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.


Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most equity swap contracts, reverse equity swap contracts, caps, floors and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.


(4) With respect to all Funds, except for the Benchmark-Free Allocation Fund, pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 33 1/3% of the Fund's total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)


(5) With respect to certain Funds which have adopted non-fundamental investment policies pursuant to Rule 35d-1 of the 1940 Act (each a "Name Policy"), change such Fund's Name Policy as set forth under each such Fund's "Principal investment strategies" in the Prospectus without providing such Fund's shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.

For purposes of each Name Policy, each Fund considers the term "investments" to include both direct and indirect investments. Examples of indirect investments include exposure to the relevant asset type through investments in another Fund and/or through derivatives and other synthetic instruments with economic characteristics similar to the relevant asset type.

(6) With respect to the Short-Duration Investment Fund only, to invest more than 25% of the value of its total assets in obligations issued by banks.


Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The phrase "shareholder approval," as used in the Prospectus and in this Statement of Additional Information, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to a Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies of each Fund may be changed by the Trust's Trustees without the approval of shareholders.


Additionally, the Global Balanced Asset Allocation Fund intends to invest at least 25% of its assets in fixed income investments and an additional 25% of its assets in equity investments. In addition to the Name Policies referenced in Non-Fundamental Restriction (5) above, each of the following Funds has also agreed as follows:

      1) Tax-Managed U.S. Equities Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (1) investments tied economically to the U.S. and (2) equity investments.

      2) Foreign Small Companies Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to countries outside the United States and (ii) investments in "small companies."

      3) Domestic Bond Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) bond investments and (ii) investments tied economically to the United States.

      4) Emerging Country Debt Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to emerging countries and (ii) debt investments.

      5) Emerging Country Debt Share Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to emerging countries and (ii) debt investments.

      6) Inflation Indexed Bond Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) bond investments and
          (ii) inflation indexed investments.

When used in connection with a Fund's Name Policy, the Manager uses the terms "investments," "assets," and "tied economically" as defined in the Prospectus.


                        DETERMINATION OF NET ASSET VALUE


The net asset value per share of each Fund of the Trust will be determined as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time. Please refer to "Determination of Net Asset Value" in the Prospectus for additional information.


                                  DISTRIBUTIONS


The Prospectus describes the distribution policies of each Fund under the heading "Distributions." Each Fund maintains a policy in all cases to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers. For distribution and federal income tax purposes, a portion of the premiums from certain expired call or put options written by a Fund, net gains from certain closing purchase and sale transactions with respect to such options and a portion of net gains from other options and futures transactions are treated as short-term capital gain (i.e., gain from the sale of securities held for 12 months or less). Each Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of taxable investment income and capital gains.

                                      TAXES

TAX STATUS AND TAXATION OF EACH FUND

Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total net assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed timely to its shareholders in the form of dividends (including capital gain dividends).

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., payment of excise tax amounts deemed by the Fund to be de minimis).

TAXATION OF FUND DISTRIBUTIONS AND SALES OF FUND SHARES


The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gains if the shares have been held as capital assets for more than 12 months and as short-term capital gains if the shares have been held as capital assets for not more than 12 months. However, depending on a shareholder's percentage ownership in a Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.



For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than 12 months and that are properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for 12 months or less will be taxable to shareholders as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described below with respect to the Fund's shares. In addition, if a Fund that invests in other regulated investment companies receives dividends from a regulated investment company designated by that regulated investment company as qualified dividend income, and the Fund meets the holding period and other requirements described below with respect to the shares of that regulated investment company, the Fund may designate its distributions derived from those dividends as qualified dividend income. Only qualified dividend income received by a Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than capital gain dividends) will be eligible to be treated as qualified dividend income.



In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.



Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

If a Fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on each Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.


For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to a Fund's dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by a Fund from REITs will not qualify for the corporate dividends-received deduction. A Fund's investments in REIT equity securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income."



Under current law, the Funds serve to block unrelated business taxable income ("UBTI") from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits

("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. Certain Funds may invest in REITs that hold residual interests in REMICs.


Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.

BACKUP WITHHOLDING


Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including foreign individuals) who fails to furnish the fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net realized long-term capital gains paid by a Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Also, foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are resident in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

The Internal Revenue Service revised its regulations affecting the application to foreign investors of the backup withholding and withholding tax rules described above. The regulations are generally effective for payments made after December 31, 2000. In some circumstances, the rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisors with respect to the potential application of these regulations.


FOREIGN TAX CREDITS

If, at the end of the fiscal year, more than 50% of the value of the total assets of any Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amounts of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of any of the International Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS

Certain of the Funds' investments, including assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "index securities" (including inflation indexed bonds), will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

The Funds' transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Funds' securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing and character of distributions to shareholders.


Direct investment by a Fund in certain passive foreign investment companies ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders.

However, a Fund may elect to treat such a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return. A Fund that indirectly invests in PFICs by virtue of the Fund's investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."


A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.


An Asset Allocation Fund will not be able to offset gains realized by one underlying Fund in which such Asset Allocation Fund invests against losses realized by another underlying Fund in which such Asset Allocation Fund invests. In addition, Funds that invest in other investment companies will not be able to offset gains realized by one underlying investment company against losses realized by another underlying investment company. Similarly, a Fund which invests in GMO Short-Duration Collateral Fund, GMO Alpha LIBOR Fund, and/or Emerging Country Debt Fund will not be able to offset losses realized by any of those Funds against other income realized by the Fund. Also, depending on a Fund's percentage ownership in an underlying Fund, a partial redemption of shares of an underlying Fund by the investing Fund could cause the investing Fund to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income. Accordingly, the investment of a Fund in underlying Funds could affect the amount, timing and character of distributions to shareholders of such Fund.


LOSS OF REGULATED INVESTMENT COMPANY STATUS


A Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, in the case of high redemption levels and/or during the first year of its operations. If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, generally would be taxable to shareholders as ordinary income and subject to withholding in the case of non-U.S. shareholders. Such distributions generally would be eligible (i) to be treated as "qualified dividend income" in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.



TAX SHELTER REPORTING REGULATIONS


Under recently enacted U.S. Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

                             PERFORMANCE INFORMATION

Each Fund may from time to time include its total return in advertisements or in information furnished to present or prospective shareholders.

Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, three, five, and ten years (or for such shorter or longer periods as shares of the Fund have been offered), calculated pursuant to the following formula: P (1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that (i) the maximum purchase premium, if any, is deducted from the initial $1,000 payment, (ii) all dividends and distributions are reinvested when paid, and (iii) the maximum redemption fee, if any, is charged at the end of the relevant period. Quotations of total return may also be shown for other periods. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

The table below sets forth the average annual total return (before taxes) for Class III Shares of each Fund (except the Tax-Managed U.S. Equities Fund, Tax-Managed Small Companies Fund, and Tax-Managed International Equities Fund, which returns are disclosed in a separate table below) for the one, three, five, and ten year periods ended February 28, 2003 and for the period from the commencement of the Funds' operations until February 28, 2003:

---------------------------------------------------------------------------------------------------------------------------------
                                                 INCEPTION                                                            SINCE
                      FUND                         DATE         1 YEAR (%) 3 YEARS (%)  5 YEARS (%)   10 YEARS (%)  INCEPTION (%)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Core                                         9/18/85       -21.65%      -9.49%        -0.62%        10.60%        13.08%
---------------------------------------------------------------------------------------------------------------------------------
Tobacco-Free Core                                10/31/91       -21.76%      -10.45%       -0.79%        10.69%        10.94%
---------------------------------------------------------------------------------------------------------------------------------
Value                                            11/13/90       -22.29%      -0.21%        -1.44%        9.28%         11.32%
---------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value                                   8/2/99        -21.05%       0.54%         N/A           N/A          -2.88%
---------------------------------------------------------------------------------------------------------------------------------
Growth                                           12/30/88       -21.18%      -20.36%       -2.05%        9.05%         11.79%
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value                                  12/31/91       -19.39%       3.77%        1.06%         10.31%        11.75%
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth                                 12/31/96       -18.78%      -20.18%       -4.83%         N/A           0.76%
---------------------------------------------------------------------------------------------------------------------------------
Real Estate                                       5/31/96       -2.16%       13.35%        1.26%          N/A           6.85%
---------------------------------------------------------------------------------------------------------------------------------
International Disciplined Equity                  1/29/02       -8.28%         N/A          N/A           N/A          -5.97%
---------------------------------------------------------------------------------------------------------------------------------
International Intrinsic Value                     3/31/87       -4.05%       -2.72%        -0.21%        6.26%          7.14%
---------------------------------------------------------------------------------------------------------------------------------
International Growth                             11/30/01       -11.40%        N/A          N/A           N/A          -10.50%
---------------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Equity              6/30/95       -19.53%      -3.86%        0.21%          N/A           6.51%
---------------------------------------------------------------------------------------------------------------------------------
Foreign(1)                                        8/31/84       -8.89%       -6.76%        0.47%         8.30%         13.54%
---------------------------------------------------------------------------------------------------------------------------------
Foreign Small Companies(2)                        1/4/95        -3.64%       -2.40%        5.42%          N/A           7.33%
---------------------------------------------------------------------------------------------------------------------------------
International Small Companies                    10/14/91       -7.42%       -1.67%        -0.21%        6.41%          4.93%
---------------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                  12/9/93       -10.59%      -6.87%        -0.21%         N/A           1.36%
---------------------------------------------------------------------------------------------------------------------------------
Emerging Countries                                8/29/97       -10.15%      -7.88%        1.24%          N/A          -1.59%
---------------------------------------------------------------------------------------------------------------------------------
Asia                                              2/18/98       -11.26%      -12.40%       -3.56          N/A          -2.72%
---------------------------------------------------------------------------------------------------------------------------------
Domestic Bond                                     8/18/94       11.43%       10.93%        7.91%          N/A           8.28%
---------------------------------------------------------------------------------------------------------------------------------
Core Plus Bond                                    4/30/97        6.45%        9.78%        6.32%          N/A           7.49%
---------------------------------------------------------------------------------------------------------------------------------
International Bond                               12/22/93       25.17%        7.51%        4.32%          N/A           7.56%
---------------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Bond                9/30/94        4.81%        7.60%        6.18%          N/A          11.54%
---------------------------------------------------------------------------------------------------------------------------------
Global Bond                                      12/28/95       17.76%        7.42%        4.51%          N/A           6.03%
---------------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt                             4/19/94       15.20%       17.67%        9.81%          N/A          19.68%
---------------------------------------------------------------------------------------------------------------------------------
Short-Duration Investment(3)                      4/18/90       -4.91%        2.10%        3.19%         4.32%          5.06%
---------------------------------------------------------------------------------------------------------------------------------
Global Hedged Equity                              7/29/94        7.35%       14.94%        7.88%          N/A           5.72%
---------------------------------------------------------------------------------------------------------------------------------
Inflation Indexed Bond                            3/31/97       16.67%       12.94%        9.24%          N/A           8.43%
---------------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt Share(4)                    4/19/94       15.81%       17.84%        9.78%          N/A          19.66%
---------------------------------------------------------------------------------------------------------------------------------
Benchmark-Free Allocation                        06/30/03         N/A          N/A          N/A           N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
International Equity Allocation                  10/11/96       -5.90%       -3.14%        0.48%          N/A           2.20%
---------------------------------------------------------------------------------------------------------------------------------
Global Balanced Asset Allocation(5)               6/28/96       -1.31%        1.13%        3.40%          N/A           5.76%
---------------------------------------------------------------------------------------------------------------------------------
Global (U.S.+) Equity Allocation                 11/26/96       -11.14%      -1.44%        2.08%          N/A           5.75%
---------------------------------------------------------------------------------------------------------------------------------
U.S. Sector                                      12/31/92       -17.03%      0.11%6        3.24%6       12.15%6        12.35%6
---------------------------------------------------------------------------------------------------------------------------------



(1) Performance information presented is that of the Fund's predecessor for all periods prior to June 28, 1996.

(2) Performance information presented is that of the Fund's predecessor for all periods prior to June 30, 2000.

(3) For the period from April 18, 1990 until June 30, 1991, the Fund operated as a money market fund.

(4) Performance information prior to 7/20/98 (the Fund's inception date) is that of the Emerging Country Debt Fund.

(5) The Fund commenced operations on June 28, 1996 with two classes of shares--Class I shares and Class II shares.

Class II shares ceased operations on October 16, 1996. Class III shares commenced operations on October 22, 1996. Class I shares converted to Class III shares on January 9, 1998. Class III performance represents Class II performance from June 28, 1996 to October 16, 1996, Class I performance from October 16, 1996 to October 21, 1996, and Class III performance thereafter.

(6) The Fund's performance during 2001 was positively affected by approximately 7.50% as a result of the Fund's receipt of proceeds from litigation settlements relating to securities held by the Fund during prior periods and accounted for by the Fund during 2001.

The table below sets forth the average annual total return (before and after taxes) for Class III Shares of the Tax-Managed U.S. Equities Fund, Tax-Managed Small Companies Fund, and Tax-Managed International Equities Fund for the one, three, five, and ten year periods ended February 28, 2003 and for the period from the commencement of the Funds' operations until February 28, 2003. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax return shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only; after-tax returns for other classes will vary.


----------------------------------------------------------------------------------------------------------------------------------
                      FUND                        INCEPTION DATE   1 YEAR    3 YEARS        5 YEARS    10 YEARS        SINCE
                                                                     (%)       (%)             (%)         (%)      INCEPTION (%)
----------------------------------------------------------------------------------------------------------------------------------
TAX-MANAGED U.S. EQUITIES                            7/23/98
----------------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                           -22.33%     -10.93%         N/A         N/A         -2.02%
----------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                           -22.71%     -11.34%         N/A         N/A         -2.48%
----------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                           -13.69%     -8.68%          N/A         N/A         -1.79%
     and Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------------------
TAX-MANAGED SMALL COMPANIES                           6/1/99
----------------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                           -17.41%      1.60%          N/A         N/A         0.11%
----------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                           -17.74%      1.10%          N/A         N/A         -0.35%
----------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                           -10.84%      1.01%          N/A         N/A         -0.15%
     and Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------------------
TAX-MANAGED INTERNATIONAL EQUITIES                   7/29/98
----------------------------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                           -7.47%      -3.37%          N/A         N/A         -0.97%
----------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                           -8.45%      -4.15%          N/A         N/A         -1.60%
----------------------------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions                           -4.55%      -2.94%          N/A         N/A         -0.99%
     and Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------------------------


Each Fund may also from time to time advertise net return and gross return data for each month and calendar quarter since the Fund's inception. Monthly and quarterly return data is calculated by linking daily performance for a Fund (current net asset value divided by prior net asset value), and assumes reinvestment of all dividends and gains. Monthly and quarterly performance data does not reflect payment of any applicable purchase premiums or redemption fees. All quotations of monthly and quarterly returns would be accompanied by standardized total return information. Information relating to a Fund's return for a particular month or calendar quarter is provided to permit evaluation of the Fund's performance and volatility in different market conditions, and should not be considered in isolation.

From time to time, in advertisements, in sales literature, or in reports to shareholders, a Fund may compare its respective performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the Fund may compare its total return to rankings prepared by Lipper Analytical Services, Inc. or Morningstar, Inc., widely recognized independent services that monitor mutual fund performance; the Standard & Poor's 500 Stock Index ("S&P 500"), the MSCI EAFE or the Russell 2500, indices of unmanaged groups of common stock; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

Performance rankings and listings reported in national financial publications, such as Money Magazine, Barron's and Changing Times, may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including No Load Fund X, CDA Investment Technologies, Inc., Weisenberger Investment Companies Service, and Donoghue's Mutual Fund Almanac.

Quotations of a Fund's gross return do not reflect any reduction for any Fund fees or expenses unless otherwise noted; if the gross return data reflected the estimated fees and expenses of the Fund, the returns would be lower than those shown. Quotations of gross return for a Fund for a particular month or quarter will be calculated in accordance with the following formula:

Gross Return =
Net Return + (Total Annual Operating Expense Ratio) (# of days in relevant period/365)

PERFORMANCE OBJECTIVES

With regard to certain Funds, the Manager has publicly stated that it seeks to achieve the stated performance objectives listed in the table below; there can be no assurances that the Manager will achieve these (or any other) stated objectives with respect to the Funds.


----------------------------------------------------------------------------------------------------------
                        FUND                                          PERFORMANCE OBJECTIVE
----------------------------------------------------------------------------------------------------------
U.S. Core Fund                                         The Fund seeks to outperform its benchmark by 2%
                                                       per year over a complete market cycle.
----------------------------------------------------------------------------------------------------------
Tobacco-Free Core Fund                                 The Fund seeks to outperform its benchmark by 2%
                                                       per year over a complete market cycle.
----------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                                   The Fund seeks to outperform its benchmark by 3%
                                                       per year over a complete market cycle.
----------------------------------------------------------------------------------------------------------
Growth Fund                                            The Fund seeks to outperform its benchmark by 2%
                                                       per year over a complete market cycle.
----------------------------------------------------------------------------------------------------------
Small Cap Value Fund                                   The Fund seeks to outperform its benchmark by 2%
                                                       per year over a complete market cycle.
----------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                                  The Fund seeks to outperform its benchmark by 3%
                                                       per year over a complete market cycle.
----------------------------------------------------------------------------------------------------------
Real Estate Fund                                       The Fund seeks to outperform its benchmark by 1.5%
                                                       per year, net of fees.
----------------------------------------------------------------------------------------------------------
Tax-Managed U.S. Equities Fund                         The Fund seeks to outperform its benchmark, on an
                                                       after-tax basis, by 1-2% per year over a complete
                                                       market cycle.
----------------------------------------------------------------------------------------------------------
Tax-Managed Small Companies Fund                       The Fund seeks to outperform its benchmark, on an
                                                       after-tax basis, by 2-3% per year over a complete
                                                       market cycle.
----------------------------------------------------------------------------------------------------------
International Disciplined Equity Fund                  The Fund seeks to outperform its benchmark by

----------------------------------------------------------------------------------------------------------
                                                       2% per year, net of fees.
----------------------------------------------------------------------------------------------------------
International Intrinsic Value Fund                     The Fund seeks to outperform its benchmark by
                                                       +3% per year, net of fees.
----------------------------------------------------------------------------------------------------------
International Growth Fund                              The Fund seeks to outperform its benchmark by
                                                       +3% per year, net of fees.
----------------------------------------------------------------------------------------------------------
Currency Hedged International Equity Fund              The Fund seeks to outperform its benchmark by
                                                       2-3% per year, net of fees.
----------------------------------------------------------------------------------------------------------
Foreign Fund                                           The Fund seeks to outperform its benchmark by 3%
                                                       per year, net of fees.
----------------------------------------------------------------------------------------------------------
Foreign Small Companies Fund                           The Fund seeks to outperform its benchmark by 3%
                                                       per year, net of fee, over a cycle.
----------------------------------------------------------------------------------------------------------
International Small Companies Fund                     The Fund seeks to outperform its benchmark by 3%
                                                       per year, net of fees.
----------------------------------------------------------------------------------------------------------
Emerging Markets Fund                                  The Fund seeks to outperform its benchmark by 4%
                                                       annually over a five year period.
----------------------------------------------------------------------------------------------------------
Emerging Countries Fund                                The Fund seeks to outperform its benchmark by 3%
                                                       annually over a five year period
----------------------------------------------------------------------------------------------------------
Asia Fund                                              The Fund seeks to outperform its benchmark by
                                                       4% annually over a five year period.
----------------------------------------------------------------------------------------------------------
Tax-Managed International Equities Fund                The Fund seeks to outperform its benchmark by
                                                       2.5% after tax, per year, over a complete market
                                                       cycle.
----------------------------------------------------------------------------------------------------------
Domestic Bond Fund                                     The Fund seeks to outperform its benchmark by
                                                       0.25% per year, net of fees.
----------------------------------------------------------------------------------------------------------
Core Plus Bond Fund                                    The Fund seeks to outperform its benchmark.
----------------------------------------------------------------------------------------------------------
International Bond Fund                                The Fund seeks to outperform its benchmark.
----------------------------------------------------------------------------------------------------------
Currency Hedged International Bond Fund                The Fund seeks to outperform its benchmark.
----------------------------------------------------------------------------------------------------------
Global Bond Fund                                       The Fund seeks to outperform its benchmark.
----------------------------------------------------------------------------------------------------------
Short-Duration Investment Fund                         The Fund seeks to outperform its benchmark.
----------------------------------------------------------------------------------------------------------
International Equity Allocation Fund                   The Fund seeks to outperform its benchmark by
                                                       2-3% per year.
----------------------------------------------------------------------------------------------------------
Global Balanced Asset Allocation Fund                  The Fund seeks to outperform its benchmark by
                                                       2-3% per year.
----------------------------------------------------------------------------------------------------------
Global (U.S.+) Equity Allocation Fund                  The Fund seeks to outperform its benchmark by
                                                       2-3% per year.
----------------------------------------------------------------------------------------------------------
U.S. Sector Fund                                       The Fund seeks to outperform its benchmark by 2-3%
                                                       per year.
----------------------------------------------------------------------------------------------------------


                             MANAGEMENT OF THE TRUST


The following tables present information regarding each Trustee and officer of the Trust as of June 30, 2003. Each Trustee's and officer's date of birth ("DOB") is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. The term of office for each officer is until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.


                                                                                             NUMBER
                                                                                               OF
                                                                                           PORTFOLIOS
                                                                                               IN
  NAME, DATE OF BIRTH,                                                PRINCIPAL               FUND            OTHER
  AND POSITION(S) HELD                 LENGTH OF                    OCCUPATION(S)           COMPLEX       DIRECTORSHIPS
    WITH THE TRUST                    TIME SERVED               DURING PAST 5 YEARS         OVERSEEN          HELD
    --------------                    -----------               -------------------         --------          ----
NON INTERESTED TRUSTEES
Jay O. Light                 Since May 1996                     Professor of Business          40             *(1)
Trustee                                                         Administration and
DOB: 10/03/1941                                                 Senior Associate Dean,
                                                                Harvard University.
Donald W. Glazer, Esq.       Since December 2000                Advisory Counsel,              40             None
Trustee                                                         Goodwin Procter LLP;
DOB: 07/26/1944                                                 Secretary and Vice
                                                                Chairman, Provant, Inc.
                                                                (provider of
                                                                performance improvement
                                                                training services and
                                                                products) (1998 -
                                                                present);
                                                                Consultant--Business and
                                                                Law.
INTERESTED TRUSTEE
R. Jeremy Grantham(2)        Chairman of the Board of           Member, Grantham, Mayo,        40             None
Chairman of the Board of     Trustees since September 1985;     Van Otterloo & Co. LLC.
Trustees                     President from February 2002 -
DOB: 10/06/1938              October 2002;
                             President-Quantitative from
                             September 1985 - February 2002



OFFICERS



                                 POSITION(S) HELD           LENGTH              PRINCIPAL OCCUPATION(S)
 NAME AND DATE OF BIRTH           WITH THE TRUST        OF TIME SERVED            DURING PAST 5 YEARS
 ----------------------           --------------        --------------            -------------------
Scott Eston                     President and Chief   President and Chief   Chief Financial Officer, Chief
DOB: 01/20/1956                 Executive Officer     Executive Officer     Operating Officer (2000-present)
                                                      since October 2002;   and Member, Grantham, Mayo, Van
                                                      Vice President from   Otterloo & Co. LLC.
                                                      August 1998 -
                                                      October 2002.


-------------
(1) Mr. Light is a director of Harvard Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of that Act and neither of these companies is a registered investment company.

(2) Trustee is deemed to be an "interested person" of the Trust, as defined by the 1940 Act, because of his affiliation with the Trust's Manager.

Susan Randall Harbert           Chief Financial       Chief Financial       Member, Grantham, Mayo, Van
DOB: 04/25/1957                 Officer and           Officer since         Otterloo & Co. LLC.
                                Treasurer             February 2000; Treasurer
                                                      since February 1998;
                                                      Assistant Treasurer from
                                                      May 1995 -February 1998.

Brent C. Arvidson               Assistant Treasurer   Since August 1998.    Senior Fund Administrator,
DOB: 06/26/1969                                                             Grantham, Mayo, Van Otterloo &
                                                                            Co. LLC.

William R. Royer, Esq.          Vice President and    Vice President        General Counsel, Anti-Money
DOB: 07/20/1965                 Clerk                 since February        Laundering Reporting Officer
                                                      1997; Clerk since     (July 2002-February 2003) and
                                                      March 2001, May       Member, Grantham, Mayo, Van
                                                      1999 - August 1999,   Otterloo & Co. LLC.
                                                      May 1995 - May 1997.

Elaine M. Hartnett, Esq.        Vice President and    Vice President        Associate General Counsel,
DOB: 02/18/1945                 Secretary             since August 1999;    Grantham, Mayo, Van Otterloo &
                                                      Secretary since       Co. LLC (June 1999 - present);
                                                      March 2001.           Associate/Junior Partner, Hale
                                                                            and Dorr LLP (1991 - 1999).

Julie L. Perniola               Vice President and    Since February 2003.  Anti-Money Laundering Reporting
DOB: 10/07/1970                 Anti-Money                                  Officer (February 2003- present)
                                Laundering                                  and Compliance Officer,
                                Compliance Officer                          Grantham, Mayo, Van Otterloo &
                                                                            Co. LLC.



TRUSTEES' RESPONSIBILITIES. Under the provisions of the GMO Declaration of Trust, the business of the Trust, an open-end management investment company, is managed by the Trustees, and the Trustees have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove from their number members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove from their number members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.



The Board of Trustees has two standing committees: the Independent Trustees/Audit Committee and the Pricing Committee. The Independent Trustees/Audit Committee assists the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The responsibilities of the committee are as follows: perform the specific tasks assigned to the independent Trustees pursuant to the 1940 Act, including periodic consideration of the investment management contracts of the Trust; oversee the audit process for the Trust and consider any questions raised by the independent accountants concerning the financial reporting process, internal controls, and compliance procedures of the Trust; select and nominate candidates to serve as independent Trustees of the Trust; review on a periodic basis the governance structures and procedures of the Trust; review proposed resolutions of conflicts of interest that may arise in the business of the Trust and may have an impact on the shareholders of the Trust; and oversee matters requiring independent oversight of the Trust on behalf of the shareholders of the Trust. Shareholders may recommend trustee nominees to the Independent Trustees/Audit Committee to fill any vacancies that may occur in the Board by sending such recommendations to the Secretary of the Trust. Mr. Glazer and Mr. Light, the non-interested trustees, are members of the Independent Trustees/Audit Committee. During the fiscal year ended February 28, 2003, the Independent Trustees/Audit Committee held four meetings.



The Pricing Committee determines the fair value of the Trust's securities or other assets under certain circumstances, as described in the GMO Trust Pricing Policies adopted by the Board, as amended from time to time (the "Procedures"). To fulfill its responsibilities and duties the Pricing Committee periodically reviews the Procedures with the Manager and recommends changes (including the establishment of new pricing methodologies), if any, to the Board, and meets on an as-needed basis to determine the fair value of the Trust's securities or other assets, as described in the Procedures. Mr. Glazer and Mr. Light, the non-interested trustees, are members of the Pricing Committee; Mr. Grantham, the interested trustee, is an alternate member of the Pricing Committee. During the fiscal year ended February 28, 2003, the Pricing Committee held 20 meetings.


In determining to approve the most recent annual extension of each Fund's investment management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Manager and considered information provided by the Manager relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Management of the Trust" in the Prospectus and "Management of the Trust -- Officers" above. The Trustees also took into account the time and attention devoted by senior management to the Funds. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Manager to the Funds were appropriate to fulfill effectively the Manager's duties under the agreements. The Trustees also considered the business reputation of the Manager, its financial resources and its professional liability insurance coverage and concluded that the Manager would be able to meet any reasonably foreseeable obligations under the agreements.

The Trustees received information concerning the investment philosophy and investment process applied by the Manager in managing the Funds. See "Summaries of Fund Objectives, Principal Investment Strategies and Principal Risks" in the Prospectus. In this connection, the Trustees considered the Manager's in-house research capabilities as well as other resources available to the Manager's personnel, including research services available to the Manager as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Manager's investment process, research capabilities and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.

The Trustees considered the scope of the services provided by the Manager to the Funds under the agreements relative to services provided by third parties to other mutual funds. The Trustees noted that the standard of care set forth in those agreements was comparable to that found in most mutual fund investment advisory agreements. See "Investment Advisory and Other Services" below. The Trustees concluded that the scope of the Manager's services to the Funds was consistent with the Funds' operational requirements, including, in addition to seeking to achieve the Funds' investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements, and related shareholder services.

The Trustees considered the quality of the services provided by the Manager to the Funds. The Trustees evaluated the Manager's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of the Manager designed to fulfill the Manager's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Manager's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Trust - Code of Ethics" below), the procedures by which the Manager allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Manager in these matters. The Trustees also received information concerning standards of the Manager with respect to the execution of portfolio transactions.


The Trustees considered the Manager's management of non-advisory services provided by persons other than the Manager, considering, among other things, the Fund's total expenses and the reputation of the Fund's other service providers. See "Summaries of Fund Objectives, Principal Investment Strategies and Principal Risks" in the Prospectus. The Trustees also considered information relating to each Fund's investment performance relative to its performance benchmark(s) and relative to funds with similar objectives managed by other managers. The Trustees reviewed performance over various periods, including one, five and ten year periods, where applicable (See "Summaries of Fund Objectives, Principal Investment Strategies and Principal Risks" in the Prospectus), the volatility of the Funds' returns, as well as factors identified by the Manager as contributing to the Funds' performance. The Trustees also considered the competence of the personnel responsible for managing the Funds, the support those personnel received from the Manager, the investment techniques used to manage the Funds, and the overall competence of the Manager. The Trustees concluded that the scope and quality of the Manager's services was sufficient, in light of the Funds' investment performance, particular portfolio management techniques, the resources brought to bear by the Manager, the competence of the Manager, its personnel and systems, and the financial resources of the Manager.

The Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information prepared by Lipper Inc. concerning fees paid to investment managers of funds with similar objectives. The Trustees also considered possible economies of scale to the Manager. The Trustees evaluated the Manager's profitability with respect to the Funds. For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Manager, but also so-called "fallout benefits" to the Manager such as reputational value derived from serving as investment manager to the Funds and the research services available to the Manager by reason of brokerage business generated by the Funds. In evaluating the Funds' advisory fees, the Trustees also took into account the sophistication of the investment techniques used to manage each of the Funds.



In addition, the Independent Trustees met May 22, 2003 to discuss the extensive materials provided by the Manager to the Independent Trustees for purposes of considering the renewal of the management contracts between the Trust and the Manager. At the conclusion of the meeting, the Independent Trustees instructed their counsel to request additional information from the Manager, which was furnished by the Manager.



The Independent Trustees' decision to recommend renewal of the management contracts to the Board of Trustees is based on three main conclusions. First, the Independent Trustees noted that the advisory fees and expense ratios of the Funds compared very favorably to those of most other comparable funds included in the report prepared by Lipper Inc. In addition, the Independent Trustees concluded that the Manager's profitability in relation to the Funds was not excessive. Second, the Independent Trustees expressed their belief that the quality of the Manager's personnel and the investment advice and administrative services they provide to the Funds is very high. Finally, the Independent Trustees observed that the performance of most of the Funds over recent years has been strong relative to their benchmarks, and that although the performance of certain of the Funds has not, the Independent Trustees are satisfied, based upon their discussions with the Manager's personnel, that the Manager is taking appropriate steps to address the issues involved.



At a meeting of the Board of Trustees on May 29, 2003, the Independent Trustees delivered to the full Board of Trustees their recommendation to renew the management contracts. Based on the foregoing and such recommendation, the Trustees concluded that the fees to be paid the Manager under the advisory agreements were fair and reasonable, given the scope and quality of the services rendered by the Manager.



The Trustees met on June 19, 2003 to consider certain matters relating to the establishment of a new series of the Trust, GMO Benchmark-Free Allocation Fund ("BFAF"), and the appointment of the Manager as the manager of such Fund. In advance of the meeting, the Trustees received materials provided by the Manager for purposes of considering the approval of a management contract between the Trust, on behalf of BFAF, and the Manager. Such materials included information concerning BFAF's objective and strategy, BFAF's proposed fee structure and estimated operating expenses, and information prepared by Lipper Inc. concerning fees paid to investment managers of certain asset allocation funds and certain inflation indexed funds. The Trustees noted that BFAF would not bear an advisory fee and that the Manager had agreed to reimburse certain BFAF expenses. Based on this information as well as extensive discussion with the Manager regarding BFAF's proposed investment strategies and related risks, the

Trustees determined to approve the management contract.


The Trustees' decision to approve the management contract is based on two main conclusions. First, the Trustees noted that because BFAF would not pay an advisory fee and the Manager reimbursed certain direct expenses, the expense ratio of the Fund compared very favorably to those of other funds for which information had been provided. Second, the Trustees expressed their belief that the quality of the Manager's personnel and the investment advice and administrative services they would provide to BFAF is very high; they will consider BFAF's performance and the Manager's profitability with respect to BFAF when the management contract is presented to them for renewal.


Trustee Fund Ownership

The following table sets forth ranges of Trustees' direct beneficial share ownership in Funds of the Trust as of December 31, 2002.


                                                                  AGGREGATE DOLLAR RANGE OF SHARES
                                                                       DIRECTLY OWNED IN ALL
                                           DOLLAR RANGE OF          FUNDS OF THE TRUST (WHETHER
                                      SHARES DIRECTLY OWNED IN       OR NOT OFFERED HEREUNDER)
NAME/FUNDS OFFERED HEREUNDER           FUNDS OFFERED HEREUNDER          OVERSEEN BY TRUSTEE
----------------------------           -----------------------          -------------------
NON-INTERESTED TRUSTEES
JAY O. LIGHT                                    None                            None

DONALD W. GLAZER

International Small Companies Fund          over $100,000
Foreign Small Companies Fund              $50,001-$100,000
Emerging Markets Fund                       over $100,000                 over $100,000
Asia Fund                                   over $100,000
Emerging Country Debt Fund                  over $100,000

INTERESTED TRUSTEE
R. JEREMY GRANTHAM

Tax-Managed Small Companies Fund            over $100,000
Foreign Small Companies Fund                over $100,000
International Small Companies Fund          over $100,000
Emerging Markets Fund                       over $100,000
Asia Fund                                   over $100,000                  over $100,000
Emerging Country Debt Fund                  over $100,000
Short-Duration Investment Fund              over $100,000
Global Hedged Equity Fund                   over $100,000
U.S. Sector Fund                            over $100,000


The following table sets forth ranges of Mr. Glazer's and Mr. Grantham's indirect beneficial share ownership in Funds of the Trust, as of December 31, 2002, by virtue of their direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.

                                                                   AGGREGATE DOLLAR RANGE OF SHARES
                                                                       INDIRECTLY OWNED IN ALL
                                            DOLLAR RANGE OF          FUNDS OF THE TRUST (WHETHER
                                      SHARES INDIRECTLY OWNED IN      OR NOT OFFERED HEREUNDER)
    NAME/FUNDS OFFERED HEREUNDER        FUNDS OFFERED HEREUNDER          OVERSEEN BY TRUSTEE
    ----------------------------        -----------------------          -------------------
NON-INTERESTED TRUSTEE
DONALD W. GLAZER

                                                 None                      $10,001-$50,000
INTERESTED TRUSTEE
R. JEREMY GRANTHAM

U.S. Core Fund                               over $100,000
Small Cap Value Fund                       $50,001-$100,000
Real Estate Fund                             over $100,000
International Intrinsic Value Fund           over $100,000                   over $100,000
International Growth Fund                    over $100,000
International Small Companies Fund         $50,001-$100,000
Emerging Markets Fund                        over $100,000


Non-Interested Trustee Ownership of Securities Issued by the Manager or Principal Underwriter

None.

Non-Interested Trustee Ownership of Related Companies

The following table sets forth information about securities owned by non-interested trustees and their family members as of December 31, 2002 in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, Inc., the Funds' principal underwriter.

                     NAME OF
   NAME OF        OWNER(S) AND
NON-INTERESTED    RELATIONSHIP                            TITLE OF     VALUE OF
   TRUSTEE         TO TRUSTEE           COMPANY            CLASS      SECURITIES   % OF CLASS
   -------         ----------           -------            -----      ----------   ----------
Jay O. Light          N/A                None                 N/A          N/A           N/A

Donald W. Glazer      Self           GMO Brazil           Limited     $ 19,944**      1.95%
                                  Sustainable Forest    partnership
                                 Fund, LP, a private      interest
                                 investment company
                                 managed by Renewable
                                  Resources LLC, an
                                   affiliate of the
                                      Manager.*

                     NAME OF
   NAME OF        OWNER(S) AND
NON-INTERESTED    RELATIONSHIP                            TITLE OF     VALUE OF
   TRUSTEE         TO TRUSTEE           COMPANY            CLASS      SECURITIES   % OF CLASS
   -------         ----------           -------            -----      ----------   ----------
                                       GMO Brazil         Limited      $3,398**        1.93%
                                  Sustainable Forest    partnership
                                 Fund 2, LP, a private   interest
                                  investment company
                                 managed by Renewable
                                  Resources LLC, an
                                   affiliate of the
                                       Manager.*

                                    GMO Tax-Managed       Limited     $581,146**       3.94%
                                 Absolute Return Fund,  partnership
                                 a private investment    interest
                                  company managed by
                                     the Manager.***

* The Manager may be deemed to "control" this fund by virtue of its ownership interest in and role as Managing Member of Renewable Resources LLC.

** Based on a valuation date of December 31, 2002.

*** The Manager may be deemed to "control" this fund by virtue of its serving as investment manager of the fund.

REMUNERATION. Each non-interested Trustee receives an annual retainer from the Trust for his services. In addition, effective July 1, 2002, the chair of each of the Independent Trustees/Audit Committee and the Pricing Committee will receive an annual fee. Each non-interested Trustee is also paid a fee for each in-person and telephone meeting of the Board of Trustees or any committee thereof attended or participated in, as the case may be, and a fee for consideration of any action proposed to be taken by written consent. No additional compensation is paid to any non-interested Trustee for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees, although the Trust does reimburse non-interested Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at such seminars or conferences. Non-interested Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.


         Other than as set forth in the table below, no Trustee or officer of the Trust received any direct compensation from the Trust or any series thereof during the fiscal year ended February 28, 2003:



                                                                 NAME OF PERSON, POSITION
                                                         ----------------------------------------
                                                         Jay O. Light,    Donald W. Glazer, Esq.,
                                                         -------------    -----------------------
                                                            Trustee               Trustee
                                                            -------               -------
COMPENSATION FROM EACH FUND:

U.S. Core Fund                                            $   18,176            $   18,391
Tobacco-Free Core Fund                                         3,219                 3,263
Value Fund                                                     1,425                 1,441

                                                                 NAME OF PERSON, POSITION
                                                         ----------------------------------------

                                                         Jay O. Light,    Donald W. Glazer, Esq.,
                                                         -------------    -----------------------
                                                            Trustee               Trustee
                                                            -------               -------
Intrinsic Value Fund                                             373                   376
Growth Fund                                                      841                   854
Small Cap Value Fund                                           1,407                 1,421
Small Cap Growth Fund                                            110                   111
Real Estate Fund                                               1,563                 1,581
Tax-Managed U.S. Equities Fund                                   250                   254
Tax-Managed Small Companies Fund                                 217                   219
International Disciplined Equity Fund                            522                   528
International Intrinsic Value Fund                             9,248                 9,358
International Growth Fund                                        963                   977
Currency Hedged International Equity Fund                        151                   153
Foreign Fund                                                  10,670                10,819
Foreign Small Companies Fund                                   2,619                 2,660
International Small Companies Fund                             3,151                 3,199
Emerging Markets Fund                                         13,127                13,314
Emerging Countries Fund                                          526                   533
Asia Fund                                                        822                   832
Tax-Managed International Equities Fund                          626                   635
Domestic Bond Fund                                               959                   969
Core Plus Bond Fund                                            2,475                 2,501
International Bond Fund                                        1,111                 1,122
Currency Hedged International Bond Fund                          113                   114
Global Bond Fund                                               2,226                 2,248
Emerging Country Debt Fund                                     9,283                 9,397
Emerging Country Debt Share Fund                                 503                   508
Short-Duration Investment Fund                                   431                   436
Global Hedged Equity Fund                                        134                   136
Inflation Indexed Bond Fund                                    1,932                 1,954
Benchmark-Free Allocation Fund                                  N/A*                  N/A*
International Equity Allocation Fund                             634                   644
Global Balanced Asset Allocation Fund                            539                   554
Global (U.S.+) Equity Allocation Fund                            381                   388
U.S. Sector Fund                                                  55                    56
PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND           N/A                   N/A
EXPENSES:

ESTIMATED ANNUAL BENEFITS UPON RETIREMENT:                       N/A                   N/A

TOTAL COMPENSATION FROM THE TRUST:                        $  130,150            $  122,350


* As of February 28, 2003, the Fund had not yet commenced operations.

Messrs. Grantham, Royer and Eston, and Ms. Harbert do not receive any compensation from the Trust, but as members of the Manager will benefit from the management fees paid by each Fund of the Trust.

Except as set forth below, as of June 4, 2003, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund.

                                                          AGGREGATE %
                FUND                        CLASS     OWNERSHIP INTEREST
                ----                        -----     ------------------
International Small Companies Fund           III             1.53%
Asia Fund                                    III             2.75%
Tax-Managed International Equities Fund      III             2.01%
Global Hedged Equities Fund                  III             3.55%
Tax-Managed Small Companies Fund             III             4.71%
U.S. Sector Fund                             III             1.69%

CODE OF ETHICS. Each of the Trust and the Manager has adopted a Code of Ethics pursuant to the requirement of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with certain conditions relating to such persons' position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Funds are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Management Contracts

As disclosed in the Prospectus under the heading "Management of the Trust," under separate Management Contracts (each a "Management Contract") between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment or asset allocation program, as applicable, for each Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.


As is disclosed in the Prospectus, the Manager has contractually agreed to reimburse each Fund (with the exception of the Emerging Country Debt Fund) with respect to certain Fund expenses through at least June 30, 2004.


Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not "interested persons" of the Manager) and by the relevant Fund's sole initial shareholder in connection with the organization of the Trust and the establishment of the Funds. Each Management Contract will continue in effect for a period of two years from the date of its execution and continuously thereafter only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.


For each Fund, the Management Fee is calculated based on a fixed percentage of the Fund's average daily net assets. Pursuant to the relevant Management Contract, the Funds have paid the following amounts as Management Fees to the Manager with respect to the last three fiscal years:



                             Gross      Reduction       Net
                             -----      ---------       ---
U.S. CORE FUND

Year ended 2/28/03        $ 8,520,974   $ 684,970   $ 7,836,004
Year ended 2/28/02          9,046,063     630,859     8,415,204
Year ended 2/28/01         10,479,887     725,580     9,754,307

TOBACCO-FREE CORE FUND

Year ended 2/28/03        $ 1,539,653   $ 178,855   $ 1,360,798
Year ended 2/28/02          1,116,757     144,739       972,018
Year ended 2/28/01            983,545     137,083       846,462

VALUE FUND

Year ended 2/28/03        $   908,459   $ 138,784   $   769,675
Year ended 2/28/02          1,127,722     135,730       991,992
Year ended 2/28/01          1,015,443     108,675       906,768

INTRINSIC VALUE FUND

Year ended 2/28/03        $   171,478   $  78,124   $    93,354
Year ended 2/28/02            310,176      85,382       224,794
Year ended 2/28/01            152,686      78,996        73,690

                                           Gross      Reduction       Net
                                           -----      ---------       ---
GROWTH FUND

Year ended 2/28/03                      $   464,149   $ 129,508   $   334,641
Year ended 2/28/02                          376,301      82,077       294,224
Year ended 2/28/01                          543,233     110,683       432,550

SMALL CAP VALUE FUND

Year ended 2/28/03                      $   609,617   $ 139,504   $   470,113
Year ended 2/28/02                          998,099     134,464       863,635
Year ended 2/28/01                        1,005,880     180,267       825,613

SMALL CAP GROWTH FUND

Year ended 2/28/03                      $    51,709   $  51,709   $         0
Year ended 2/28/02                           62,029      62,029             0
Year ended 2/28/01                          153,413      86,071        67,342

REAL ESTATE FUND

Year ended 2/28/03                      $ 1,162,513   $  92,965   $ 1,069,548
Year ended 2/28/02                          836,718      74,788       761,930
Year ended 2/28/01                          713,588      69,761       643,827

TAX-MANAGED U.S. EQUITIES FUND

Year ended 2/28/03                      $   123,130   $  61,050   $    62,080
Year ended 2/28/02                           50,506      50,506             0
Year ended 2/28/01                           32,711      32,711             0

TAX-MANAGED SMALL COMPANIES FUND

Year ended 2/28/03                      $   162,753   $  53,737   $   109,016
Year ended 2/28/02                          197,764      73,135       124,629
Year ended 2/28/01                          221,127      68,649       152,478

                                                  Gross       Reduction        Net
                                                  -----       ---------        ---
INTERNATIONAL DISCIPLINED EQUITY FUND

Year ended 2/28/03                             $   289,406   $   280,639   $     8,767
Commencement of Operations (1/29/02) through        13,823        13,823             0
2/28/02

INTERNATIONAL INTRINSIC VALUE FUND

Year ended 2/28/03                             $ 7,000,434   $ 1,246,654   $ 5,753,780
Year ended 2/28/02                               7,578,601     1,354,121     6,224,480
Year ended 2/28/01                               9,826,264     1,517,826     8,308,438

INTERNATIONAL GROWTH FUND

Year ended 2/28/03                             $   813,201   $   332,051   $   481,150
Commencement of Operations (11/30/01)               78,075        78,075             0
through 2/28/02

CURRENCY HEDGED INTERNATIONAL EQUITY FUND

Year ended 2/28/03                             $   116,529   $   116,529   $         0
Year ended 2/28/02                                 317,797       317,797             0
Year ended 2/28/01                                 645,488       450,137       195,351

FOREIGN FUND

Year ended 2/28/03                             $ 9,153,120   $ 1,353,328   $ 7,799,792
Year ended 2/28/02                               7,274,098     1,084,904     6,189,194
Year ended 2/28/01                               7,255,446     1,118,314     6,137,132

FOREIGN SMALL COMPANIES FUND

Year ended 2/28/03                             $ 2,538,475   $   528,868   $ 2,009,607
Year ended 2/28/02                                 669,121       243,762       425,359
Commencement of Operations                         197,911       121,801        76,110
(6/30/00) though 2/28/01

INTERNATIONAL SMALL COMPANIES FUND

Year ended 2/28/03                             $ 2,684,104   $   761,727   $ 1,922,377
Year ended 2/28/02                               1,303,574       469,367       834,207
Year ended 2/28/01                               1,038,239       372,419       665,820

                                                  Gross       Reduction        Net
                                                  -----       ---------        ---
EMERGING MARKETS FUND

Year ended 2/28/03                             $15,328,439   $   286,002   $15,042,437
Year ended 2/28/02                               8,842,173       186,056     8,656,117
Year ended 2/28/01                               8,654,651       237,151     8,417,500

EMERGING COUNTRIES FUND

Year ended 2/28/03                             $   492,799   $   236,929   $   255,870
Year ended 2/28/02                                 315,128        83,437       231,691
Year ended 2/28/01                                 359,947        81,883       278,064

ASIA FUND

Year ended 2/28/03                             $   924,981   $    72,393   $   852,588
Year ended 2/28/02                                 806,840        85,894       720,946
Year ended 2/28/01                                 877,149        79,077       798,072

TAX-MANAGED INTERNATIONAL EQUITIES FUND

Year ended 2/28/03                             $   475,127   $   392,074   $    83,053
Year ended 2/28/02                                 391,476       294,539        96,937
Year ended 2/28/01                                 520,892       324,560       196,332

DOMESTIC BOND FUND

Year ended 2/28/03                             $   116,826   $    60,331   $    56,495
Year ended 2/28/02                                 163,964        84,907        79,057
Year ended 2/28/01                                 160,788        72,412        88,376

CORE PLUS BOND FUND

Year ended 2/28/03                             $   757,034   $   242,839   $   514,195
Year ended 2/28/02                                 536,527       191,604       344,923
Year ended 2/28/01                                 263,280       130,212       133,068

INTERNATIONAL BOND FUND

Year ended 2/28/03                             $   336,004   $   146,545   $   189,459
Year ended 2/28/02                                 420,962       179,636       241,326
Year ended 2/28/01                                 376,243       148,491       227,752

                                                  Gross       Reduction        Net
                                                  -----       ---------        ---
CURRENCY HEDGED INTERNATIONAL BOND FUND

Year ended 2/28/03                             $    36,221   $    36,221   $         0
Year ended 2/28/02                                  41,947        41,947             0
Year ended 2/28/01                                 725,364       208,577       516,787

GLOBAL BOND FUND

Year ended 2/28/03                             $   525,898   $   212,177   $   313,721
Year ended 2/28/02                                 528,110       218,049       310,061
Year ended 2/28/01                                 421,528       181,236       240,292

EMERGING COUNTRY DEBT FUND

Year ended 2/28/03                             $ 4,047,684   $    60,430   $ 3,987,254
Year ended 2/28/02                               3,461,906       167,120     3,294,786
Year ended 2/28/01                               3,469,039       303,930     3,165,109

SHORT-DURATION INVESTMENT FUND

Year ended 2/28/03                             $    27,078   $    27,078   $         0
Year ended 2/28/02                                  19,439        19,439             0
Year ended 2/28/01                                  20,370        20,370             0

GLOBAL HEDGED EQUITY FUND

Year ended 2/28/03                             $    81,351   $    81,351   $         0
Year ended 2/28/02                                 128,250       128,250             0
Year ended 2/28/01                                 258,902       258,902             0

INFLATION INDEXED BOND FUND

Year ended 2/28/03                             $   241,490   $   135,718   $   105,772
Year ended 2/28/02                                  90,483        84,673         5,810
Year ended 2/28/01                                  60,046        60,046             0

EMERGING COUNTRY DEBT SHARE FUND

Year ended 2/28/03                             $         0   $         0   $         0
Year ended 2/28/02                                       0             0             0
Year ended 2/28/01                                       0             0             0

Benchmark-Free Allocation Fund*



*As of February 28, 2003, the Fund had not yet commenced operations.

                                                 Gross        Reduction         Net
                                                 -----        ---------         ---
INTERNATIONAL EQUITY ALLOCATION FUND

Year ended 2/28/03                              $      0      $       0         $ 0
Year ended 2/28/02                                     0              0           0
Year ended 2/28/01                                     0              0           0

GLOBAL BALANCED ASSET ALLOCATION FUND

Year ended 2/28/03                              $      0      $       0         $ 0
Year ended 2/28/02                                     0              0           0
Year ended 2/28/01                                     0              0           0

GLOBAL (U.S.+) EQUITY ALLOCATION FUND

Year ended 2/28/03                              $      0      $       0         $ 0
Year ended 2/28/02                                     0              0           0
Year ended 2/28/01                                     0              0           0

U.S. SECTOR FUND

Year ended 2/28/03                              $ 21,756      $  21,756         $ 0
Year ended 2/28/02                                   866            866           0
Year ended 2/28/01                                 2,537          2,537           0


In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.

Custodial Arrangements. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, and Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, serve as the Trust's custodians on behalf of the Funds. As such, IBT or BBH holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, IBT or BBH receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Each of IBT and BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

Shareholder Service Arrangements. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with each Fund of the Trust, GMO provides direct client service, maintenance and reporting to shareholders of the Funds. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days' written notice to the other party.


The Trust entered into the Servicing Agreement with GMO on May 30, 1996. Pursuant to the terms of the Servicing Agreement, each Fund paid GMO the following amounts (after reimbursement by GMO) with respect to the last three fiscal years:



                                                         March 1, 2000            March 1, 2001             March 1, 2002
                                                           Through                  Through                    Through
                                                       February 28, 2001        February 28, 2002         February 28, 2003
                                                       -----------------        -----------------         -----------------
U.S. Core Fund                                           $   4,200,494            $  3,595,918              $  3,381,812
Tobacco-Free Core Fund                                         447,066                 437,153                   568,939
Value Fund                                                     331,123                 367,700                   288,995
Intrinsic Value Fund                                            69,403                 140,989                    77,945
Growth Fund                                                    246,924                 171,046                   201,156
Small Cap Value Fund                                           457,218                 453,681                   277,099
Small Cap Growth Fund                                           69,733                  28,195                    23,504
Real Estate Fund                                               198,219                 232,422                   322,920
Tax-Managed U.S. Equities Fund                                  14,869                  22,957                    55,968
Tax-Managed Small Companies Fund                                60,307                  53,936                    44,387
International Disciplined Equity Fund                               --                   5,183(a)                108,527
International Intrinsic Value Fund                           2,624,277               1,995,630                 1,788,899
International Growth Fund                                           --                  21,687(b)                225,890
Currency Hedged International                                  144,922                  54,121                     9,746
  Equity Fund
Foreign Fund                                                 1,770,412               1,791,397                 2,292,463
Foreign Small Companies Fund                                    42,410                 143,383                   475,462
International Small Companies Fund                             259,560                 325,894                   671,026
Emerging Markets Fund                                        1,392,256               1,408,844                 2,447,724
Emerging Countries Fund                                         83,066                  72,726                   113,348
Asia Fund                                                      162,435                 149,406                   171,293
Tax-Managed International Equities                             144,693                 108,743                   131,980
  Fund
Domestic Bond Fund                                             241,182                 245,946                   175,240
Core Plus Bond Fund                                            154,138                 309,645                   437,693
International Bond Fund                                        220,399                 241,241                   193,927
Currency Hedged International Bond                             435,210                  24,127                    21,021
  Fund
Global Bond Fund                                               325,230                 400,082                   410,039
Emerging Country Debt Fund                                   1,193,586               1,213,249                 1,478,704
Short-Duration Investment Fund                                  61,111                  58,315                    81,237
Global Hedged Equity Fund                                       11,974                   5,318                     3,336

                                                         March 1, 2000            March 1, 2001             March 1, 2002
                                                           Through                  Through                    Through
                                                       February 28, 2001        February 28, 2002         February 28, 2003
                                                       -----------------        -----------------         -----------------
Inflation Indexed Bond Fund                                     90,070                 135,724                   362,235
Emerging Country Debt Share Fund                                     0                       0                         0
International Equity Allocation Fund                                 0                       0                         0
Benchmark-Free Allocation Fund(c)                                   --                      --                        --
Global Balanced Asset Allocation                                     0                       0                         0
  Fund
Global (U.S.+) Equity Allocation                                     0                       0                         0
  Fund
U.S. Sector Fund                                                     0                       3                         7


(a) Shareholder servicing fees for the Fund reflect fees paid by the Fund to GMO from the Fund's commencement of operations on January 29, 2002 through February 28, 2002.

(b) Shareholder servicing fees for the Fund reflect fees paid by the Fund to GMO from the Fund's commencement of operations on November 30, 2001 through February 28, 2002.


(c) As of February 28, 2003, the Fund had not yet commenced operations.


Independent Accountants. The Trust's independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust's financial statements, assists in the preparation of each Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

Distributor. Funds Distributor, Inc. ("FDI"), 60 State Street, Boston, Massachusetts 02109, serves as the Trust's distributor on behalf of the Funds. GMO pays all distribution-related expenses of the Funds (other than distribution fees paid pursuant to the Distribution and Service (12b-1) Plan for Class M Shares or administrative fees related thereto).

Counsel. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.

                             PORTFOLIO TRANSACTIONS

The purchase and sale of portfolio securities for each Fund and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may indirectly sell a particular security to another client. In addition, two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (a) such securities meet the investment objectives and policies of the Fund; (b) such securities are acquired for investment and not for resale; (c) such securities are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) such securities have a value which is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, NASDAQ or a recognized foreign exchange.

Brokerage and Research Services. In placing orders for the portfolio transactions of each Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are subjective considerations.

Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for the Funds with primary market makers unless better prices or executions are available elsewhere.

Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Manager receives such services from brokers who handle a substantial portion of the Funds' portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities, and portfolio strategy. The Manager uses such research in servicing other clients as well as the Funds.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

The Trust paid, on behalf of the Funds, the following amounts in brokerage commissions with respect to the three most recent fiscal years:

                                                       March 1, 2000            March 1, 2001            March 1, 2002
                                                          Through                  Through                  Through
                                                     February 28, 2001        February 28, 2002        February 28, 2003
                                                     -----------------        -----------------        -----------------
U.S. Core Fund                                          $ 3,138,091              $ 4,011,978              $ 3,255,442
Tobacco-Free Core Fund                                      314,138                  500,744                  550,052
Value Fund                                                  805,517                  938,312                  897,675
Intrinsic Value Fund                                         50,965                  162,077                  113,315
Growth Fund                                                 180,021                  318,261                  327,997
Small Cap Value Fund                                        880,659                  649,491                  632,475
Small Cap Growth Fund                                       211,175                   75,391                   55,475
Real Estate Fund                                            100,996                  118,883                  633,643
Tax-Managed U.S. Equities Fund                               20,728                   26,062                   70,776
Tax-Managed Small Companies                                 196,916                   79,962                   66,213
  Fund
International Disciplined Equity                                N/A                    7,470(a)                71,059
  Fund
International Intrinsic Value Fund                        1,874,882                1,222,132                1,000,300
International Growth Fund                                       N/A                   35,943(b)               239,686
Currency Hedged International                               105,183                   16,681                       --
  Equity Fund
Foreign Fund                                              2,055,646                1,382,979                2,252,735
Foreign Small Companies Fund                                 81,462                  301,543                  590,324
International Small Companies                               191,406                  186,997                  583,417
  Fund
Emerging Markets Fund                                     7,202,353                6,127,179                7,328,423
Emerging Countries Fund                                     347,360                  317,735                  442,295
Asia Fund                                                   934,345                  448,946                  384,701
Tax-Managed International                                   142,619                   83,829                  111,779
  Equities Fund
Domestic Bond Fund                                           33,506                   32,442                    9,712
Core Plus Bond Fund                                          81,476                   60,752                   24,991
International Bond Fund                                      50,702                   22,991                    7,427
Currency Hedged International                               100,758                    2,038                      567
  Bond Fund
Global Bond Fund                                             80,073                   36,748                   19,362

                                                       March 1, 2000            March 1, 2001            March 1, 2002
                                                          Through                  Through                  Through
                                                     February 28, 2001        February 28, 2002        February 28, 2003
                                                     -----------------        -----------------        -----------------
Emerging Country Debt Fund                                       --                   23,322                    3,063
Short-Duration Investment Fund                                1,625                       --                       --
Global Hedged Equity Fund                                    29,875                   49,720                   41,030
Inflation Indexed Bond Fund                                      --                       --                       --
Emerging Country Debt Share                                      --                       --                       --
  Fund
Benchmark-Free Allocation                                       N/A                      N/A                      N/A
  Fund(c)
International Equity Allocation                                  --                       --                       --
  Fund
Global Balanced Asset Allocation                                 --                       --                       --
  Fund
Global (U.S.+) Equity Allocation                                 --                       --                       --
  Fund
U.S. Sector Fund                                                 --                       --                       --



(a) Brokerage commissions for the Fund reflect commissions generated from the Fund's commencement of operations on January 29, 2002 through February 28, 2002.



(b) Brokerage commissions for the Fund reflect commissions generated from the Fund to GMO from the Fund's commencement of operations on November 30, 2001 through February 28, 2002.



(c) As of February 28, 2003, the Fund had not yet commenced operations.



Differences in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, with respect to a Fund's three most recent fiscal years (as disclosed in the table above) are generally the result of active trading strategies employed by the Manager when responding to changes in market conditions and/or increases or decreases in the size of a Fund's net assets. Such changes in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, do not reflect material changes in such Fund's investment objective or strategies.


                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on the last day of February.


Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of forty series:
U.S. Core Fund; Tobacco-Free Core Fund; Value Fund; Intrinsic Value Fund; Growth Fund; Small Cap Value Fund; Small Cap Growth Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; Tax-Managed Small Companies Fund; International Disciplined Equity Fund; International Intrinsic Value Fund; International Growth Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund;

Emerging Countries Fund; Asia Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Global Hedged Equity Fund; Inflation Indexed Bond Fund; Emerging Country Debt Share Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global (U.S.+) Equity Allocation Fund; U.S. Sector Fund; Alpha LIBOR Fund; Short-Duration Collateral Fund; Taiwan Fund; and International Core Plus Allocation Fund. Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial and transfer agency expenses, but the Trustees have no present intention to make such charges.


The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.

The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

On June 2, 2003, the following shareholders held greater than 25% of the outstanding shares of a series of the Trust:


FUND                                SHAREHOLDERS
----                                ------------
Value Fund                          Nabank & Co.
                                    Attn: Recon Trust Securities
                                    P.O. Box 2180
                                    Tulsa, OK 74101-2180

FUND                                       SHAREHOLDERS
----                                       ------------
Intrinsic Value Fund                       Corning Retirement Master Trust
                                           Attn: Mr. Robert J Grassi
                                           Director Investment Services
                                           Corning Inc.
                                           One Riverfront Plaza, HQ-E2
                                           Corning, NY 14831-0001

                                           Princeton University Tr
                                           Attn: John D. Sweeney
                                           P.O. Box 35
                                           Princeton, NJ 08544

Small Cap Growth Fund                      Bost & Co. A/C WFHF6202002 FBO The Hewlett
                                           Foundation
                                           Attn: Mutual Funds Operations
                                           P.O. Box 3198
                                           Pittsburgh, PA 15230-3198

International Disciplined Equity Fund      Mac & Co. A/C KREF0756022
                                           Kresge Foundation
                                           Attn: Mutual Fund Operations
                                           P.O. Box 3198
                                           Pittsburgh, PA 15230-3198

                                           Northern Trust Company as Custodian FBO
                                           Nathan Cummings Foundation GMO International
                                           A/C 26-14879
                                           P.O. Box 92956
                                           Chicago, IL 60675-2956

Currency Hedged International Equity       Evergreen Asset Allocation Fund
Fund                                       200 Berkeley Street
                                           21st Floor Fund Administration
                                           Boston, MA 02116

Foreign Small Companies Fund               Virginia Retirement System
                                           Attn: Peggy Davis
                                           P.O. Box 2500
                                           Richmond, VA 23218-2500

Asia Fund                                  Princeton University Tr
                                           Attn: John D. Sweeney
                                           P.O. Box 35
                                           Princeton, NJ 08544

FUND                                       SHAREHOLDERS
----                                       ------------
Core Plus Bond Fund                        Bost & Co. A/C NYXF174740 (Verizon-Core Plus)
                                           Attn: Mutual Funds Operations
                                           P.O. Box 3198
                                           Pittsburgh, PA 15230-3198

International Bond Fund                    Saturn & Co. A/C 4600712 FBO The John Hancock
                                           Financial Service Inc. Pension Plan
                                           c/o Investors Bank & Trust Co.
                                           P.O. Box 9130 FPG90
                                           Boston, MA 02117-9130

                                           Bost & Co. A/C NYXF1049812 (Verizon-IBF)
                                           Mutual Funds Operations
                                           P.O. Box 3198
                                           Pittsburgh, PA 15230-3198

Currency Hedged International Bond         GMO Global Balanced Asset Allocation Fund
Fund                                       40 Rowes Wharf
                                           Boston, MA 02110

                                           Municipal Fire & Police Retirement System of Iowa
                                           Attn: Dennis Jacobs
                                           2836 104th Street
                                           Des Moines, IA 50322

Global Bond Fund                           General Retirement System of the City of Detroit
                                           Attn: Joseph Glanton
                                           908 Coleman A. Young Municipal Center
                                           Detroit, MI 48226

                                           Fresno County Employees' Retirement Association
                                           P.O. Box 911
                                           Fresno, CA 93714-0911

Emerging Country Debt Share Fund           Sprint Corporate Master Trust
                                           6220 Sprint Parkway
                                           Overland Park, KS 66251

Short-Term Income Fund                     Bost & Co. A/C NYXF1049822 (Verizon-STIF)
                                           Mutual Funds Operations
                                           P.O. Box 3198
                                           Pittsburgh, PA 15230-3198

FUND                                       SHAREHOLDERS
----                                       ------------
Global Hedged Equity Fund                  Evergreen Asset Allocation Fund
                                           200 Berkeley Street
                                           21st Floor Fund Administration
                                           Boston, MA 02116

Global (U.S. +) Allocation Fund            Bost & Co.
                                           Yale Trusts
                                           P.O. Box 534005
                                           Pittsburgh, PA 15253-4005

U.S. Sector Fund                           Catholic Diocese of Kansas City - St. Joseph as Trustee for
                                           Lay Retirement Plan
                                           Attn: David A. Malanowski
                                           300 E 36th Street
                                           Kansas City, MO 64111-1400

                                           Wadsworth Atheneum Museum of Art
                                           Attn: David Baxter
                                           600 Main Street
                                           Hartford, CT 06103



As a result, such shareholders may be deemed to "control" their respective series as such term is defined in the 1940 Act.



As of June 2, 2003, greater than 10% of the following Funds' shares were held by accounts for which the Manager has investment discretion: Emerging Markets Fund, Tax Managed U.S. Equities Fund, Asia Fund, U.S Core Fund, Emerging Countries Fund, Value Fund, Short-Duration Investment Fund, International Bond Fund, Intrinsic Value Fund, and International Small Companies Fund. As of June 2, 2003, a significant portion of the following Funds' shares were held by accounts for which the Manager has investment discretion: International Intrinsic Value Fund, Domestic Bond Fund, International Disciplined Equity Fund, Core Plus Bond Fund, Inflation Indexed Bond Fund, Small Cap Value Fund, and Currency Hedged International Equity Fund. As of June 2, 2003, substantially all of the following Funds' shares were held by accounts for which the Manager has investment discretion: Real Estate Fund, Global Hedged Equity Fund, International Growth Fund, Currency Hedged International Bond Fund, and Small Cap Growth Fund.


                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote by individual Fund (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the Investment Company Act of 1940, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of the affected Funds are entitled to vote thereon. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the other Fund and the approval of the investment advisory contracts of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except with respect to matters that affect only that class of shares and as otherwise required by law.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

                        SHAREHOLDER AND TRUSTEE LIABILITY


Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares would be unable to meet its obligations.


The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

              BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS' SHARES


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class II Shares of the U.S. Core Fund as of June 2, 2003:



--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------
Punahou School                                                     7.1
Attn: Mr. John M. Field, Jr.
1601 Punahou Street
Honolulu, HI 96822
--------------------------------------------------------------------------
VNU Retirement Plan                                                6.4
Attn: Peter Gersky
770 Broadway
New York, NY 10003
--------------------------------------------------------------------------
The Phyllis Lambert Trust                                          5.7
Attn: Michel Boucher
8th Floor
1170 Peel Street
Montreal, Quebec H3B 4P2
--------------------------------------------------------------------------
Wheeler & Co. FBO the Hyams Foundation Inc.                        5.3
Hutchins, Wheeler & Dittmar
Attn: Mr. James T. Robinson
101 Federal Street
Boston, MA 02110
--------------------------------------------------------------------------



         To the knowledge of the U.S. Core Fund, no person beneficially owned 5% or more of the outstanding Class III shares of the Fund as of June 2, 2003.


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the U.S. Core Fund as of June 2, 2003:

--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------
Northern Trust Company as Trustee FBO Employee Retirement         21.5
Plan of Safeway and its Domestic Subsidiaries
A/C 22-09415
P.O. Box 92956
Chicago, IL 60675
--------------------------------------------------------------------------
University of Rochester                                           21.0
Attn: Joyce A. Johnson
Wallis Hall, Suite 263
River Campus, Box 270012
Rochester, NY 14627-0012
--------------------------------------------------------------------------
Bost & Co. A/C WFHF6202002 FBO The Hewlett Foundation             19.5
Attn: Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198
--------------------------------------------------------------------------
Gordon E. and Betty I. Moore Foundation Core Fund                 19.2
Attn: Lynda Sullivan
The Presidio of San Francisco
P.O. Box 29910
San Francisco, CA 94129-0910
--------------------------------------------------------------------------
Duke University Long Term Endowment PO                             8.9
Attn: Portfolio Accounting
2200 West Main Street, Suite 1000
Durham, NC 27705
--------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class V Shares of the U.S. Core Fund as of June 2, 2003:


--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------
NRECA                                                             81.5
Attn: Patricia A. Murphy
Investment Division
4301 Wilson Boulevard
RS18-305
Arlington, VA 22203-1860
--------------------------------------------------------------------------
GMO Global Balanced Asset Allocation Fund                          9.9
40 Rowes Wharf
Boston, MA 02110
--------------------------------------------------------------------------
Mr. Peter Manley                                                   8.6
GMO U.S. Core Equity Trust
Level 7, 2 Bulletin Place
Sydney, NSW Australia 2000
--------------------------------------------------------------------------



         As of June 2, 2003, no Class VI shares of the U.S. Core Fund were outstanding.

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tobacco-Free Core Fund as of June 2, 2003:


--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------
Trustees of Columbia University in the City of New York-Global       21.4
Columbia University
475 Riverside Drive, Suite 401
New York, NY 10115
--------------------------------------------------------------------------
Tufts Associated Health Maintenance Organization Inc.                20.5
Attn: J. Andy Hilbert
333 Wyman Street
Waltham, MA 02254
--------------------------------------------------------------------------
The Boston Foundation Inc.                                           12.1
75 Arlington Street, 10th Floor
Boston, MA 02116
--------------------------------------------------------------------------
The Flinn Foundation                                                 10.7
Attn: Don Snider
1802 North Central Avenue
Phoenix, AZ 85004-1506
--------------------------------------------------------------------------
Union Bank Tr Nominee FBO City of Hope - Omnibus                      9.9
P.O. Box 85484
San Diego, CA 92186
--------------------------------------------------------------------------
Hollow Beam & Co. FBO Maine Health Access Foundation                  6.6
200 Newport Avenue, 7th Floor
North Quincy, MA 02171
--------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Tobacco-Free Core Fund as of June 2, 2003:


--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------
Memorial Sloan-Kettering Cancer Center                            30.3
1275 York Avenue
New York, NY 10021
--------------------------------------------------------------------------
The Wallace Foundation                                            29.5
Two Park Avenue, 23rd Floor
Attn: Rob D. Nagel
New York, NY 10016
--------------------------------------------------------------------------
Northern Trust Company as Trustee FBO Mayo Foundation             19.6
(Pension) A/C # 22-06943
Attn: Mr. Harry Hoffman
P.O. Box 92956
Chicago, IL 60675
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------
Northern Trust Company Custodian FBO Mayo Foundation              19.5
(General) A/C # 26-1024
Attn: Mr. Harry Hoffman
P.O. Box 92956
Chicago, IL 60675
--------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Value Fund as of June 2, 2003:


--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------
Nabank & Co.                                                      29.6
Attn: Recon Trust Securities
P.O. Box 2180
Tulsa, OK 74101-2180
--------------------------------------------------------------------------
Conrad N. Hilton Foundation                                        9.3
100 West Liberty Street, Suite 840
Reno, NV 89501
--------------------------------------------------------------------------
Worcester Academy                                                  9.3
Attn: William Toomey
81 Providence Street
Worcester, MA 01604
--------------------------------------------------------------------------
Trustees of Columbia University in the City of New York-Global     6.5
Columbia University
475 Riverside Drive, Suite 401
New York, NY 10115
--------------------------------------------------------------------------
First Hawaiian Bank Cust Kapi'Olani Medical Center for Women       5.1
& Children at Pali Momi
Attn: Donna Madusa-Kam
c/o Marshall & Ilsley Trust Co.
P.O. Box 29
Milwaukee, WI 53201
--------------------------------------------------------------------------
New England Conservatory of Music                                  5.0
Attn: Mary Grattis
290 Huntington Avenue
Boston, MA 02115
--------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Intrinsic Value Fund as of June 2, 2003:

--------------------------------------------------------------------------
                   Name and Address                       % Ownership
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------
Corning Retirement Master Trust                                   44.4
Attn: Mr. Robert J Grassi, Director Investment Services
Corning Inc.
One Riverfront Plaza, HQ-E2
Corning, NY 14831-0001
--------------------------------------------------------------------------
Princeton University Tr                                           43.3
Attn: John D. Sweeney
P.O. Box 35
Princeton, NJ 08544
--------------------------------------------------------------------------
Banknorth Group                                                    5.2
Stratevest & Co. (TIN 03-0349870)
Banknorth Investment Mgmt Group
P.O. Box 2499
Brattleboro, VT 05303
--------------------------------------------------------------------------


         As of June 2, 2003, no Class IV shares of the Intrinsic Value Fund were outstanding.

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Growth Fund as of June 2, 2003:


-----------------------------------------------------------------------------
                                    Name and Address              % Ownership
-----------------------------------------------------------------------------
Princeton University Tr                                              24.6
Attn: John D. Sweeney
P.O. Box 35
Princeton, NJ 08544
-----------------------------------------------------------------------------
 Wilshire Associates Incorporated Named Fiduciary for the Agere      16.8
 Systems Inc. Pension Plans
 Attn: Fund Management Group - Operation
 1299 Ocean Avenue, Suite 700
 Santa Monica, CA 90401
-----------------------------------------------------------------------------
Surdna Foundation Inc.                                               15.2
Attn: Mark De Venoge
330 Madison Avenue, 30th Floor
New York, NY 10017-5001
-----------------------------------------------------------------------------
The Northern Trust Company, Trustee of the Aerospace Corporation     11.7
Employees Retirement Plan Trust
Attn: Mutual Funds
P.O. Box 92956
Chicago, IL 60675
-----------------------------------------------------------------------------
Corning Retirement Master Trust                                       9.6
Attn: Mr. Robert J. Grassi, Director Investment Services
Corning Inc.
One Riverfront Plaza, HQ-E2
Corning, NY 14831-0001
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                   Name and Address                               % Ownership
-----------------------------------------------------------------------------
BNY Western Trust Company as Custodian for Providence Services        6.9
Board Designat Funds
Attn: Deborah Saner
Two Union Square, Suite 520
Seattle, WA 98101-2321
-----------------------------------------------------------------------------
Andersen 401K Plan                                                    6.6
100 Fourth Avenue, North
Bayport, MN 55003
-----------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Small Cap Value Fund as of June 2, 2003:


----------------------------------------------------------------------------
                   Name and Address                              % Ownership
----------------------------------------------------------------------------
Bost & Co. A/C WFHF6202002 FBO the Hewlett Foundation               15.3
Attn: Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198
----------------------------------------------------------------------------
State Street as Trustee for the EDS 401K Plan                       11.7
105 Rosemont Avenue
Westwood, MA 02090
----------------------------------------------------------------------------
Surdna Foundation Inc. Global AA                                     6.3
Attn: Mark De Venoge
330 Madison Avenue, 30th Floor
New York, NY 10017-5001
----------------------------------------------------------------------------
Trustees of Columbia University in the City of New York-Global       5.7
Columbia University
475 Riverside Drive, Suite 401
New York, NY 10115
----------------------------------------------------------------------------
Conrad N. Hilton Foundation                                          5.3
100 West Liberty Street, Suite 840
Reno, NV 89501
----------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Small Cap Growth Fund as of June 2, 2003:


--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------
Bost & Co. A/C WFHF6202002 FBO the Hewlett Foundation             39.2
Attn: Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------
Surdna Foundation Inc. Global AA                                  12.6
Attn: Mark De Venoge
330 Madison Avenue, 30th Floor
New York, NY 10017-5001
--------------------------------------------------------------------------
World Wildlife Fund                                                9.1
Attn: Mr. David Rada, Financial Officer
1250 24th Street NW, Suite 500
Washington DC 20037-1175
--------------------------------------------------------------------------
Public Policy Institute of California                              5.7
Attn: Andrew P. Grose, CFO PPIC
500 Washington Street, Suite 800
San Francisco, CA 94111
--------------------------------------------------------------------------
Claremont Graduate University                                      5.2
Attn: Jennifer Stockton
150 East 10th
Harper 161
Claremont, CA 91711
--------------------------------------------------------------------------
GMO U.S. Sector Fund                                               5.1
40 Rowes Wharf
Boston, MA 02110
--------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Real Estate Fund as of June 2, 2003:


--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------
Northern Trust as Trustee FBO Lockheed Martin Corp Master         11.8
Retirement Tr
A/C 22-10561
P.O. Box 92956
Chicago, IL 60675
--------------------------------------------------------------------------
JP Morgan Chase Bank as Directed Trustee for the Corning           8.2
Retirement Master Trust AA
One Riverfront Plaza
MP-HQ-E2-34
Corning, NY 14831
--------------------------------------------------------------------------
The Edna McConnell Clark Foundation                                8.0
Attn: Mr. Ralph Stefano, Director of Finance
250 Park Avenue
New York, NY 10177-0026
--------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed U.S. Equities Fund as of June 2, 2003:

------------------------------------------------------------------------------
                   Name and Address                                % Ownership
------------------------------------------------------------------------------
Goulstorrs and Co. Inc. PS Trust                                      20.6
Attn: David Cormier
400 Atlantic Avenue
Boston, MA 02110-3333
------------------------------------------------------------------------------
Alexander Family Trust                                                16.3
c/o Groves-Alexander
700 North St Mary's Street, #1200
San Antonio, TX 78205
------------------------------------------------------------------------------
Fleet National Bank Metcalf FBO Various Accounts Cash Reinvest        12.4
P.O. Box 92800
Rochester, NY 14692-8900
------------------------------------------------------------------------------
Goulstorrs & Co. Inc. - Smith Management Company                      11.8
Attn: David Cormier
400 Atlantic Avenue
Boston, MA 02110
------------------------------------------------------------------------------
Goulstorrs and Co. Inc. AB Grat 14                                     8.4
Attn: David Cormier
400 Atlantic Avenue
Boston, MA 02110-3333
------------------------------------------------------------------------------
Richard B. Cheney & Lynne V. Cheney                                    6.7
Trustees for the Cheney Living Trust dated 05/03/93
Attn: Debbie Heiden
One Observatory Circle, NW
Washington DC 20008
------------------------------------------------------------------------------
Goulstorrs and Co. Inc. SS Grat 09                                     5.8
Attn: David Cormier
400 Atlantic Avenue
Boston, MA 02110-3333
------------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed Small Companies Fund as of June 2, 2003:


--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------
Blush & Co. Option C                                              14.5
Attn: Kelly McKenna
P.O. Box 976
New York, NY 10268
--------------------------------------------------------------------------
S. Parker Gilbert & Robert M. Pennoyer Trust U/ART 11 (G) FBO     11.9
George W. Merck
Attn: Janet Blakeman
Patterson Belknap Webb & Tyler
1133 Avenue of the Americas
New York, NY 10036
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------
Richard Geary                                                     10.5
1211 SW 5th Avenue, Suite 2980
Portland, OR 97204
--------------------------------------------------------------------------
Strafe & Co. FAO T/W                                               9.6
John G. Stoll - Residuary
BIN # 3401079200
P.O. Box 160
Westerville, OH 43086-0160
--------------------------------------------------------------------------
Judith M. Buechner                                                 6.8
3572 State Route 315
Pawlet, VT 05761
--------------------------------------------------------------------------
Trust U/I 12/11/39 FBO Serena M. Hatch                             6.5
c/o Robert M. Pennoyer, Trustee
Patterson Belknap Webb & Tyler LLP
1133 Avenue of the Americas, Room 2200
New York, NY 10036-6710
--------------------------------------------------------------------------
Trust U/I 12/11/39 FBO Judith M. Buechner                          6.5
c/o Robert M. Pennoyer, Trustee
Patterson Belknap Webb & Tyler LLP
1133 Avenue of the Americas, Room 2200
New York, NY 10036-6710
--------------------------------------------------------------------------



         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Disciplined Equity Fund as of June 2, 2003:



--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------
Mac & Co. A/C KREF0756022                                         61.8
Kresge Foundation
Attn: Mutual Fund Ops
P.O. Box 3198
Pittsburgh, PA 15230-3198
--------------------------------------------------------------------------
Northern Trust Company as Custodian FBO The Nathan                34.6
Cummings Foundation
A/C 26-14879
P.O. Box 92956
Chicago, IL 60675-2956
--------------------------------------------------------------------------


         As of June 2, 2003, no Class IV shares of the International Disciplined Equity Fund were outstanding.

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class II Shares of the International Intrinsic Value Fund as of June 2, 2003:


--------------------------------------------------------------------------
                     Name and Address                        % Ownership
--------------------------------------------------------------------------
Sisters of The Holy Cross Inc.                                    20.7
c/o Sister Mary Eliza Martin CSC
General Treasurer
313 Bertrand Hall Saint Mary's
Notre Dame, IN 46556-5000
--------------------------------------------------------------------------
The Hershey Foods Corporation Master Retirement Trust             18.9
Attn: James G. Nolan, Assistant Treasurer
Benefit Plan Asset Management Dept.
100 Crystal A Drive
Hershey, PA 17033
--------------------------------------------------------------------------
Marshall & Ilsey Trust FBO                                        11.0
Medical College of Wisconsin
Attn: Mutual Fund Operations
1000 North Water Street, 14th Floor
Milwaukee, WI 53202
--------------------------------------------------------------------------
Jupiter & Co.                                                      7.5
c/o Investors Bank & Trust
Attn: Michael Guimares
P.O. Box 9130 FPG 90
Boston, MA 02117
--------------------------------------------------------------------------
Barnard College                                                    6.5
Attn: Gary F. Smith
Controller
3009 Broadway
New York, NY 10027
--------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Intrinsic Value Fund as of June 2, 2003:


--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------
Milwaukee County Employees Retirement System                       6.8
Attn: Mr. Steven Vo
Mellon Trust
135 Santilli Highway, Mail Zone 026003
Everett, MA 02149-1906
--------------------------------------------------------------------------
Charles Schwab & Co. Inc.                                          6.5
Special Custody Account for Exclusive Benefit of Customers
101 Montgomery St.
Attn: Mutual Funds
San Francisco, CA 94104
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------
Houston Endowment Inc.                                             5.6
600 Travis, Suite 6400
Houston, TX 77002-3007
--------------------------------------------------------------------------



         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the International Intrinsic Value Fund as of June 2, 2003:



----------------------------------------------------------------------------
                   Name and Address                              % Ownership
----------------------------------------------------------------------------
State Street Bank as Trustee of the EDS Retirement Plan-SSB         40.2
EPAC PMI Value Index Mandate
State Street Bank & Trust Co.
Attn: Laura Mears
P.O. Box 1992
Boston, MA 02105-1992
----------------------------------------------------------------------------
President and Fellows of Harvard College                            20.1
c/o Harvard Management Company
600 Atlantic Avenue
Boston, MA 02210
----------------------------------------------------------------------------
Trustees of Columbia University in the City of New York-Global      10.8
Columbia University
475 Riverside Drive, Suite 401
New York, NY 10115
----------------------------------------------------------------------------
Harvard Master Trust                                                 9.8
Attn: Maureen Sullivan
c/o Harvard Management Company Inc.
600 Atlantic Avenue
Boston, MA 02210-2203
----------------------------------------------------------------------------
GMO Currency Hedged International Equity Fund                        6.8
40 Rowes Wharf
Boston, MA 02110
----------------------------------------------------------------------------
Retirement Plan for Staff Employees of Yale University               5.2
230 Prospect Street
New Haven, CT 06511
----------------------------------------------------------------------------



         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Growth Fund as of June 2, 2003:



-----------------------------------------------------------------------------
                   Name and Address                               % Ownership
-----------------------------------------------------------------------------
Trustees of Columbia University in the City of New York-Global       13.2
Columbia University
475 Riverside Drive, Suite 401
New York, NY 10115
-----------------------------------------------------------------------------

--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------
GMO International Equity Allocation Fund                            13.1
40 Rowes Wharf
Boston, MA 02110
--------------------------------------------------------------------------
Mac & Co. A/C DOMF8710092                                           11.9
FBO Dominion Resources
Attn: Mr. Donald Borneman
P.O. Box 3198
Pittsburgh, PA 15230-3198
--------------------------------------------------------------------------
GMO Currency Hedged International Equity Fund                        9.3
40 Rowes Wharf
Boston, MA 02110
--------------------------------------------------------------------------
Surdna Foundation Inc. Global AA                                     6.8
Attn: Mark De Venoge
330 Madison Avenue, 30th Floor
New York, NY 10017-5001
--------------------------------------------------------------------------
Evergreen Asset Allocation Fund                                      6.5
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116
--------------------------------------------------------------------------
GMO Global Balanced Asset Allocation Fund                            5.8
40 Rowes Wharf
Boston, MA 02110
--------------------------------------------------------------------------
University of Rochester - International                              5.1
Attn: Joyce A. Johnson
Administration Building, Box 12
Rochester, NY 14627
--------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Currency Hedged International Equity Fund as of June 2, 2003:


--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------
Evergreen Asset Allocation Fund                                   30.9
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116
--------------------------------------------------------------------------
GMO Global Balanced Asset Allocation Fund                         20.2
40 Rowes Wharf
Boston, MA 02110
--------------------------------------------------------------------------
The Edna McConnell Clark Foundation                               16.2
Attn: Mr. Ralph Stefano
Director of Finance
250 Park Avenue
New York, NY 10177-0026
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------
Municipal Fire & Police Retirement System of Iowa                 15.3
Attn: Dennis Jacobs
2836 104th Street
Des Moines, IA 50322
--------------------------------------------------------------------------
GMO Global (U.S.+) Equity Allocation Fund                          8.5
40 Rowes Wharf
Boston, MA 02110
--------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class II Shares of the Foreign Fund as of June 2, 2003:


--------------------------------------------------------------------------------
                   Name and Address                                  % Ownership
--------------------------------------------------------------------------------
Marshall & Ilsley Trust Company NA as Custodian for Wisconsin            7.6
Alumni Research Foundation
Attn: Luann E. Soule
1000 North Water Street
Milwaukee, WI 53202
--------------------------------------------------------------------------------
Harris County Hospital District Pension Plan                             6.6
Attn: Mr. Gerald Whitten
2525 Holly Hall
Houston, TX 77054
--------------------------------------------------------------------------------
Kansas Health Foundation                                                 5.3
Attn: Kathleen Lawless
309 East Douglas
Wichita, KS 67202-3405
--------------------------------------------------------------------------------
Richard M. Fairbanks Foundation Inc.                                     5.1
Attn: Roger S. Snowden, Treasurer
9292 North Meridian Street, Suite 304
Indianapolis, IN 46260
--------------------------------------------------------------------------------
Deutsche Bank Trust Company Americas                                     5.0
FBO Texas Children's Hospital
P.O. Box 9014
Church Street Station
New York, NY 10008
--------------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Foreign Fund as of June 2, 2003:


--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------
Nebraska Investment Council                                       13.4
Attn: Joseph P. Jurich
941 "O" Street, Suite 500
Lincoln, NE 68508
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------
Hershey Trust Company                                              6.8
Trustee for Milton Hershey School
P.O. Box 445
100 Mansion Road, East
Hershey, PA 17033
--------------------------------------------------------------------------
University of Pennsylvania                                         6.1
Attn: Roberta Bell
3535 Market Street
Suite 500
Philadelphia, PA 19104-3309
--------------------------------------------------------------------------
The University of Chicago                                          5.3
Attn: Regina Manikowski
450 North Cityfront Plaza Drive, Suite 440
Chicago, IL 60611
--------------------------------------------------------------------------
Emory University                                                   5.2
Attn: Alena Kuprevich
101 West Ponce De Leon, Suite 670
Decatur, GA 30030
--------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Foreign Fund as of June 2, 2003:


--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------
Princeton University Tr                                           34.7
Attn: John D Sweeney
P.O. Box 35
Princeton, NJ 08544
--------------------------------------------------------------------------
President and Fellows of Harvard College                          33.2
c/o Harvard Management Company
600 Atlantic Avenue
Boston, MA 02210
--------------------------------------------------------------------------
The Wallace Foundation - Int'l.                                   26.0
Two Park Avenue, 23rd Floor
Attn Rob D Nagel
New York, NY 10016
--------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Foreign Small Companies Fund as of June 2, 2003:

--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                   Name and Address                           % Ownership
--------------------------------------------------------------------------
The University of Chicago                                         22.7
Attn: Regina Manikowski
450 North Cityfront Plaza Drive, Suite 440
Chicago, IL 60611
--------------------------------------------------------------------------
San Diego City Employees' Retirement System (SDCERS)              12.2
Attn: Ms. Robin Oleksow
401 B Street, Suite 400
San Diego, CA 92101-4298
--------------------------------------------------------------------------
Partners Healthcare System Inc. Pooled Investment Accounts        10.7
Attn: William N. Donovan
101 Merrimac Street
Treasury - 4th Floor
Boston, MA 02114
--------------------------------------------------------------------------
Northern Trust Company as Trustee FBO FMC Technologies Inc.        9.0
Master Retirement Trust A/C #22-07411 (FORS)
Attn: Mutual Fund Ops.
P.O. Box 92956
Chicago, IL 60675-2956
--------------------------------------------------------------------------
The Glenmede Trust Company as Trustee of the Pew Memorial          8.3
Trust
Attn: Ruthanne Carpi, Trust Ops. Dept.
1650 Market Street, Suite 1200
Philadelphia, PA 19103
--------------------------------------------------------------------------
Baylor University                                                  8.0
Attn: Jonathan Hook
700 South University Parks Drive, Suite 700
Waco, TX 76706
--------------------------------------------------------------------------
Partners Healthcare System Inc. Master Trust for ERISA Assets      7.2
Attn: William N. Donovan
101 Merrimac Street
Treasury - 4th Floor
Boston, MA 02114
--------------------------------------------------------------------------
University of Minnesota Foundation                                 5.1
University Gateway Center
200 Oak Street S E, Suite 225
Minneapolis, MN 55454-1020
--------------------------------------------------------------------------



         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Foreign Small Companies Fund as of June 2, 2003:

--------------------------------------------------------------------------
                   Name and Address                           % Ownership
--------------------------------------------------------------------------
Virginia Retirement System                                        76.7
Attn: Peggy Davis
P.O. Box 2500
Richmond, VA 23218-2500
--------------------------------------------------------------------------
Princeton University Tr                                           23.3
Attn: John D. Sweeney
P.O. Box 35
Princeton, NJ 08544
--------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Small Companies Fund as of June 2, 2003:


--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------
Yale University                                                   23.6
230 Prospect Street
Attn: Theodore D. Seides
New Haven, CT 06511
--------------------------------------------------------------------------
Princeton University Tr                                           13.8
Attn: John D. Sweeney
P.O. Box 35
Princeton, NJ 08544
--------------------------------------------------------------------------
Northern Trust as Trustee FBO Lockheed Martin Corp Master          5.7
Retirement Tr
A/C 22-10561
P.O. Box 92956
Chicago, IL 60675
--------------------------------------------------------------------------
Boston & Co. A/C NYXF1049682 (Verizon SCA)                         5.4
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198
--------------------------------------------------------------------------


         To the knowledge of the Emerging Markets Fund, no person beneficially owned 5% or more of the outstanding Class III shares of the Fund as of June 2, 2003.

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Emerging Markets Fund as of June 2, 2003:


--------------------------------------------------------------------------
                   Name and Address                           % Ownership
--------------------------------------------------------------------------
Princeton University Tr                                           20.8
Attn: John D. Sweeney
P.O. Box 35
Princeton, NJ 08544
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                   Name and Address                           % Ownership
--------------------------------------------------------------------------
Central States Southeast & Southwest Areas Pension Fund           12.2
Attn: Nancy J. Norton
c/o JP Morgan Investment Management Inc.
522 Fifth Avenue
New York, NY 10036
--------------------------------------------------------------------------
Leland Stanford Junior University II- AA                          10.0
Stanford Management Company
2770 Sand Hill Road
Menlo Park, CA 94025
--------------------------------------------------------------------------
Washington State Investment Board                                  9.7
Attn: Ms. Nancy Calkins
P.O. Box 40916
2424 Heritage Court, SW
Olympia, WA 98504-0916
--------------------------------------------------------------------------
State Street Bank and Trust Company as Trustee of the EDS          8.0
Retirement Plan IFC Investable Mandate
P.O. Box 1992
Boston, MA 02105-1992
--------------------------------------------------------------------------
The William and Flora Hewlett Foundation                           7.0
Attn: Diana Lieberman
2121 Sand Hill Road
Menlo Park, CA 94025
--------------------------------------------------------------------------
Mr. Peter Manley                                                   6.9
GMO Emerging Markets Trust
Level 7, 2 Bulletin Place
Sydney, NSW Australia 2000
--------------------------------------------------------------------------


         As of June 2, 2003, no Class V shares or Class VI shares of the Emerging Markets Fund were outstanding.

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Countries Fund as of June 2, 2003:


--------------------------------------------------------------------------
                   Name and Address                           % Ownership
--------------------------------------------------------------------------
National Bank of Canada                                           14.4
Attn: Louis Vachon, Senior Vice President
1155 Metcalfe, First Floor
Montreal, Quebec H3B 5G2
--------------------------------------------------------------------------
Duke University Long-Term (Endowment) Pool - Emerging             14.0
c/o Duke Management Company
2200 West Main Street, Suite 1000
Durham, NC 27705
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                   Name and Address                           % Ownership
--------------------------------------------------------------------------
Balentine International Equity Fund Select LP                     12.3
Attn: George Chen
3455 Peachtree Road, NE, Suite 2000
Atlanta, GA 30326
--------------------------------------------------------------------------
Charles Schwab & Co. Inc. FBO 96472125                            11.0
Attn: Mutual Fund Operations 333/4
101 Montgomery Street
San Francisco, CA 94104
--------------------------------------------------------------------------
Calhoun & Co.                                                      6.1
c/o Comerica Bank
P.O. Box 75000
M/C 3446
Detroit, MI 48275-3446
--------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Asia Fund as of June 2, 2003:


--------------------------------------------------------------------------
                                    Name and Address           % Ownership
--------------------------------------------------------------------------
Princeton University Tr                                           43.8
Attn: John D. Sweeney
P.O. Box 35
Princeton, NJ 08544
--------------------------------------------------------------------------
Bost & Co. A/C NYXF1741182 (Verizon-Asia)                         14.8
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198
--------------------------------------------------------------------------
The Trustees of Columbia University in the City of New York-      10.6
Dedicated Asia Columbia University
475 Riverside Drive, Suite 401
New York, NY 10115
--------------------------------------------------------------------------
The Northern Trust Company as Trustee                              9.8
FBO Mayo Foundation A/C 26-07634
P.O. Box 92956
Chicago, IL 60675
--------------------------------------------------------------------------
Leland Stanford Junior University II- AA                           8.4
Stanford Management Company
2770 Sand Hill Road
Menlo Park, CA 94025
--------------------------------------------------------------------------
The Northern Trust Company as Trustee                              7.2
FBO Mayo Foundation A/C 22-05192
P.O. Box 92956
Chicago, IL 60675
--------------------------------------------------------------------------

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed International Equities Fund as of June 2, 2003:


----------------------------------------------------------------------------
                   Name and Address                             % Ownership
----------------------------------------------------------------------------
Gordon Family Trust                                                 22.4
1325 Airmotive Way, Suite 264
Reno, NV 89502
----------------------------------------------------------------------------
The Northern Trust Tr                                               21.6
Mars Benefit Trust
P.O. Box 92956
Chicago, IL 60675
----------------------------------------------------------------------------
Fiduciary Trust Company International                                6.9
FBO Trust U/W DTD 12/12/96
Michael S. Currier Art 8th
FBO Karin A. Griscom
P.O. Box 3199
Church Street Station
New York, NY 10008
----------------------------------------------------------------------------
Fleet National Bank Metcalf FBO Various Accounts Cash Reinvest       6.3
P.O. Box 92800
Rochester, NY 14692-8900
----------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Domestic Bond Fund as of June 2, 2003:


-------------------------------------------------------------------------------
                         Name and Address                           % Ownership
-------------------------------------------------------------------------------
Trust for Millipore Corporation Invested Employee Plans - DBF          20.0
Attn: Sandra Silvestro, Benefits Analyst Millipore Corporation
290 Concord Road
Billerica, MA 01821
-------------------------------------------------------------------------------
Evergreen Asset Allocation Fund                                        17.2
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116
-------------------------------------------------------------------------------
GMO Global Balanced Asset Allocation Fund                              13.8
40 Rowes Wharf
Boston, MA 02110
-------------------------------------------------------------------------------
Municipal Fire & Police Retirement System of Iowa                      10.5
Attn: Dennis Jacobs
2836 104th Street
Des Moines, IA 50322
-------------------------------------------------------------------------------
Emerson Hospital Pension                                                5.9
Route 2 Ornac
Concord, MA 01742
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   Name and Address                                % Ownership
-------------------------------------------------------------------------------
World Wildlife Fund                                                     5.5
Attn: Mr. David Rada, Financial Officer
1250 24th Street NW, Suite 500
Washington, D.C. 20037-1175
-------------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Core Plus Bond Fund as of June 2, 2003:


--------------------------------------------------------------------------
                   Name and Address                           % Ownership
--------------------------------------------------------------------------
Bost & Co. A/C NYXF174740 (Verizon-Core Plus)                     48.4
Attn: Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198
--------------------------------------------------------------------------
The Northern Trust Company as Trustee FBO Mayo Foundation         15.8
A/C 22-05191 USB 2
P.O. Box 92956
Chicago, IL 60675
--------------------------------------------------------------------------
The Northern Trust Company as Trustee FBO Mayo Foundation         12.3
A/C 26-07633 USB
P.O. Box 92956
Chicago, IL 60675
--------------------------------------------------------------------------
Evergreen Asset Allocation Fund                                    7.5
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116
--------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Bond Fund as of June 2, 2003:


--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------
Saturn & Co. A/C 4600712 FBO The John Hancock Financial           34.0
Service Inc. Pension Plan
c/o Investors Bank & Trust Company
P.O. Box 9130 FPG90
Boston, MA 02117-9130
--------------------------------------------------------------------------
Boston & Co. A/C NYXF1049812 (Verizon-IBF)                        32.4
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                   Name and Address                           % Ownership
--------------------------------------------------------------------------
Woods Hole Oceanographic Institution                               8.9
Attn: Carolyn Bunker
Associate Director Finance and Administration & CFO
569 Woods Hole Road
Mail Stop 14
Woods Hole, MA 02543
--------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Currency Hedged International Bond Fund as of June 2, 2003:


--------------------------------------------------------------------------
                   Name and Address                           % Ownership
--------------------------------------------------------------------------
GMO Global Balanced Asset Allocation Fund                         46.3
40 Rowes Wharf
Boston, MA 02110
--------------------------------------------------------------------------
Municipal Fire & Police Retirement System of Iowa                 35.0
Attn: Dennis Jacobs
2836 104th Street
Des Moines, IA 50322
--------------------------------------------------------------------------
Metropolitan Opera Association Inc.                               11.3
Attn: Ms. Freda Gimpel
Metropolitan Opera Assoc. Inc.
Lincoln Center
Room 423A, Finance Dept.
New York, NY 10023
--------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Bond Fund as of June 2, 2003:


--------------------------------------------------------------------------
                   Name and Address                           % Ownership
--------------------------------------------------------------------------
General Retirement System of the City of Detroit                  38.9
Attn: Joseph Glanton
908 Coleman A. Young Municipal Center
Detroit, MI 48226
--------------------------------------------------------------------------
Fresno County Employees' Retirement Association                   30.6
P.O. Box 911
Fresno, CA 93714-0911
--------------------------------------------------------------------------
The University of North Carolina at Chapel Hill Foundation         8.5
Investment Fund Inc.
Global Fixed Income Account Investment Office
308 West Rosemary Street, Suite 203
Chapel Hill, NC 27516
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                   Name and Address                           % Ownership
--------------------------------------------------------------------------
HSBC Bank USA Custodian FBO the John R. Oishei Foundation          7.5
Attn: Mutual Funds
P.O. Box 1329
Buffalo, NY 14240
--------------------------------------------------------------------------
Energen Corporation Retirement Income Plan                         5.9
Attn: Walter E. McMahon Jr.
Director Treasury Operations
605 Richard Arrington Jr. Boulevard, North
Birmingham, AL 32503-2707
--------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Country Debt Fund as of June 2, 2003:


-------------------------------------------------------------------------------
                             Name and Address                      % Ownership
-------------------------------------------------------------------------------
GMO Emerging Country Debt Share Fund                                     9.5
40 Rowes Wharf
Boston, MA 02110
-------------------------------------------------------------------------------
Boston Safe Deposit & Trust Co. FBO the Philips Electronics North        8.1
America Corp. Master Retirement Trust
Attn: Mr. Jeff Gazo
135 Santilli Highway
Everett, MA 02149
-------------------------------------------------------------------------------
Jayvee & Co. for CIBC Mellon Trust Co.                                   6.4
Trustee of the CN Pension Trust Funds
Attn: LP Constantin
320 Bay Street, 6th Floor
Toronto, Ontario M5H 4A6
-------------------------------------------------------------------------------
Private Syndicate Pty Ltd. as Trustee of the Alternative Investment      5.4
Private Syndicate
Attn: Mr. Peter A. Norman
Level 18, 321 Exhibition Street
Melbourne, Victoria 3000, Australia
-------------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Emerging Country Debt Fund as of June 2, 2003:


--------------------------------------------------------------------------
                   Name and Address                           % Ownership
--------------------------------------------------------------------------
Chase Manhattan Bank, Trustee For General Motors Employees        39.8
Global Group Pension Trust
4 Chase Metrotech Center, 18th Floor
Attn: Ms. Norma J. Duckson
Brooklyn, NY 11245
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                   Name and Address                           % Ownership
--------------------------------------------------------------------------
San Francisco City & County Retirement System                     34.3
Attn: Ted Wong, Head Accountant
30 Van Ness Avenue, Suite 3000
San Francisco, CA 94102
--------------------------------------------------------------------------
Lateen & Co.                                                       5.0
State Street Bank
Attn: Al Flowers
105 Rosemont Avenue
Westwood, MA 02090
--------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Country Debt Share Fund as of June 2, 2003:


-------------------------------------------------------------------------------
                            Name and Address                       % Ownership
-------------------------------------------------------------------------------
Sprint Corporate Master Trust                                          76.0
6220 Sprint Parkway
Overland Park, KS 66251
-------------------------------------------------------------------------------
Fidelity Investments Institutional Operations Company (FIIOC) as       18.1
Agent For Certain Employee Benefit Plans
100 Magellan Way (KW1C)
Covington, KY 41015
-------------------------------------------------------------------------------
Bank of America FBO Leon Levine Belcrest                                5.9
Attn: Lynn Mitchell
MFO 10-03-000-0125310
P.O. Box 831575
Dallas, TX 75283
-------------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Short-Duration Investment Fund as of June 2, 2003:


--------------------------------------------------------------------------
                         Name and Address                      % Ownership
--------------------------------------------------------------------------
Boston & Co. A/C NYXF1049822 (Verizon-STIF)                       27.0
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198
--------------------------------------------------------------------------
Comprehensive Care Management Corporation - Risk Reserve          14.7
Attn: Richard Rosen
2401 White Plains Road
Bronx, NY 10467
--------------------------------------------------------------------------
Comprehensive Care Management Corporation - Unrestricted          11.5
Attn: Richard Rosen
2401 White Plains Road
Bronx, NY 10467
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                         Name and Address                     % Ownership
--------------------------------------------------------------------------
Beth Abraham Health Services                                       9.3
Specific Purpose Funds
Attn: Ira Green
c/o Stephen Mann
612 Allerton Avenue
Bronx, NY 10467
--------------------------------------------------------------------------
Beth Abraham Health Services                                       7.2
Third Party Liability
Attn: Ira Green
c/o Stephen Mann
612 Allerton Avenue
Bronx, NY 10467
--------------------------------------------------------------------------
GMO Global Balanced Asset Allocation Fund                          6.5
40 Rowes Wharf
Boston, MA 02110
--------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Hedged Equity Fund as of June 2, 2003:


--------------------------------------------------------------------------
                   Name and Address                           % Ownership
--------------------------------------------------------------------------
Evergreen Asset Allocation Fund                                   27.8
200 Berkeley Street
21st Floor Fund Administration
Boston, MA 02116
--------------------------------------------------------------------------
GMO Global Balanced Asset Allocation Fund                         21.2
40 Rowes Wharf
Boston, MA 02110
--------------------------------------------------------------------------
Municipal Fire & Police Retirement System of Iowa                 16.1
Attn: Dennis Jacobs
2836 104th Street
Des Moines, IA 50322
--------------------------------------------------------------------------
World Wildlife Fund                                               11.6
Attn: Mr. David Rada, Financial Officer
1250 24th Street NW, Suite 500
Washington DC 20037-1175
--------------------------------------------------------------------------
The Stupski 1999-1 Charitable Remainder Unitrust                   6.3
Attn: Lawrence J Stupski
2 Belvedere Place, Suite 110
Mill Valley, CA 94941
--------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Inflation Indexed Bond Fund as of June 2, 2003:

-------------------------------------------------------------------------------
                           Name and Address                        % Ownership
-------------------------------------------------------------------------------
The Northern Trust Company, Trustee of the Aerospace Corporation       20.4
Employees Retirement Plan Trust
Attn: Mutual Funds
P.O. Box 92956
Chicago, IL 60675
-------------------------------------------------------------------------------
Bost & Co A/C NYXF1776462 (Verizon IIX)                                11.1
Attn: Mutual Funds Ops.
P.O. Box 3198
Pittsburgh, PA 15230-3198
-------------------------------------------------------------------------------
Northern Trust as Trustee FBO Lockheed Martin Corp Master               9.3
Retirement Tr
A/C 22-10561
P.O. Box 92956
Chicago, IL 60675
-------------------------------------------------------------------------------
Phillips Exeter Academy                                                 9.0
Attn: Joseph E. Fellows
20 Main Street
Exeter, NH 03833-2460
-------------------------------------------------------------------------------
The Edna McConnell Clark Foundation                                     8.2
Attn: Mr. Ralph Stefano, Director of Finance
250 Park Avenue
New York, NY 10177-0026
-------------------------------------------------------------------------------
JP Morgan Chase Bank as Directed Trustee for the Corning                7.6
Retirement Master Trust AA
One Riverfront Plaza
MP-HQ-E2-34
Corning, NY 14831
-------------------------------------------------------------------------------



         As of June 2, 2003, no shares of the Benchmark-Free Allocation Fund were outstanding.


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Equity Allocation Fund as of June 2, 2003:


--------------------------------------------------------------------------
                   Name and Address                           % Ownership
--------------------------------------------------------------------------
Wenner-Gren Foundation                                            18.0
Attn: Maugha Kenny
220 Fifth Avenue
New York, NY 10001-7780
--------------------------------------------------------------------------
Regenstrief Foundation Inc.                                       17.4
Global Equity Fund
9292 North Meridian Street, Suite 202
Indianapolis, IN 46202
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                   Name and Address                           % Ownership
--------------------------------------------------------------------------
Hollins University Corporation                                     8.5
Attn: Patricia W. Hunt
P.O. Box 9658
8036 Quadrangle Lane
Roanoke, VA 24020-1658
--------------------------------------------------------------------------
John S. Bakalar                                                    5.9
1760 Dale Avenue
Highland Park, IL 60035-3303
--------------------------------------------------------------------------
The Cemala Foundation Inc.                                         5.8
Attn: Betty T. Day
122 North Elm Street, Suite 816
Greensboro, NC 27401
--------------------------------------------------------------------------
Citibank NA as Secured Party for Educational Broadcasting          5.8
Corporation
Attn: Steve Gilary
1 Court Square, 43-15
Long Island City, NY 11120
--------------------------------------------------------------------------
The Raymond and Gertrude R. Saltzman Foundation                    5.4
Executive Mews
1930 East Marlton Pike, Suite N-71
Cherry Hill, NJ 08003
--------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Balanced Asset Allocation Fund as of June 2, 2003:


--------------------------------------------------------------------------
                   Name and Address                           % Ownership
--------------------------------------------------------------------------
Highland Hospital of Rochester Retirement Plan                    12.6
Attn: Leonard J. Shute
1000 South Avenue
Box 39
Rochester, NY 14620
--------------------------------------------------------------------------
Escuela Agricola Panamericana Inc.                                 8.5
Attn: James S. Hughes
88 Broad Street
Boston, MA 02110
--------------------------------------------------------------------------
American Society of Hematology Unrestricted Account                7.3
Attn: Martha Liggett, Executive Director
1900 M Street NW, Suite 200
Washington DC 20036
--------------------------------------------------------------------------
Japan International Christian University Foundation                6.8
Attn: Laura Sellers
475 Riverside Drive, Suite 439
New York, NY 10115
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                   Name and Address                           % Ownership
--------------------------------------------------------------------------
Clipper Ship Foundation Inc.                                       6.8
Attn: Ms. Pamela Desrosiers
77 Summer Street, 8th Floor
Boston, MA 02110
--------------------------------------------------------------------------
Haffenreffer Family Fund                                           5.4
Attn: Michael Jenkinson
One Union Station
Providence, RI 02903
--------------------------------------------------------------------------
New Cycle Foundation                                               5.2
Attn: Brian Mawdsley
Peregrine Financial Corporation
84 State Street, Suite 900
Boston, MA 02109
--------------------------------------------------------------------------


         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global (U.S.+) Equity Allocation Fund as of June 2, 2003:


--------------------------------------------------------------------------
              Name and Address                                 % Ownership
--------------------------------------------------------------------------
Bost & Co.                                                        34.0
Yale Trusts
P.O. Box 534005
Pittsburgh, PA 15253-4005
--------------------------------------------------------------------------
The Christy-Houston Foundation Inc.                               13.9
Attn: Robert B. Mifflin
1296 Dow Street
Murfreesboro, TN 37130
--------------------------------------------------------------------------
Hampden-Sydney College                                             9.5
Attn: C. Norman Krueger
College Road
P.O. Box 1176
Hampden-Sydney, VA 23943
--------------------------------------------------------------------------
The Alleghany Foundation                                           8.6
Attn: Lewis M. Nelson Jr.
P.O. Box 1176
Covington, VA 24426
--------------------------------------------------------------------------
Mary Washington College Foundation                                 6.1
Attn: Gyles Norwood
P.O. Box 1908
Fredricksburg, VA 22402
--------------------------------------------------------------------------

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Sector Fund as of June 2, 2003:


--------------------------------------------------------------------------
                   Name and Address                            % Ownership
--------------------------------------------------------------------------
Catholic Diocese of Kansas City-St. Joseph as Trustee for Lay     38.2
Retirement Plan
Attn: David A. Malanowski
300 East 36th Street
Kansas City, MO 64111-1400
--------------------------------------------------------------------------
Wadsworth Atheneum Museum of Art                                  32.8
Attn: David Baxter
600 Main Street
Hartford, CT 06103
--------------------------------------------------------------------------
Catholic Diocese of Kansas City-St. Joseph                        15.5
Attn: David A. Malanowski
300 East 36th Street
Kansas City, MO 64111-1400
--------------------------------------------------------------------------
Catholic Diocese of Kansas City-St. Joseph as Trustee for         11.8
Diocesan Priests Retirement Trust
David A. Malanowski
300 East 36th Street
Kansas City, MO 64111-1400
--------------------------------------------------------------------------


                                  OTHER MATTERS


The Government of India's Enforcement Directorate has filed a civil action alleging that Emerging Markets Fund violated certain conditions under which it was granted permission to operate in the stock markets in India and has placed certain restrictions (including a lien) on Emerging Markets Fund's accounts in India while the investigation remains on-going. The amount of restricted assets is small relative to the size of the Fund, representing approximately 0.17% of the Fund's total assets as of June 25, 2003. The valuation of this possible claim and all matters relating to the Fund's response to these charges are subject to the supervision and control of the Trust's Board of Trustees. Emerging Markets Fund's costs in respect of this matter are being treated as an extraordinary expense.



In addition, certain Funds (all of the Fixed Income Funds (except Global Hedged Equity Fund), Emerging Markets Fund, International Equity Allocation Fund, Global Balanced Asset Allocation Fund and Global (U.S.+) Equity Allocation Fund) have indirect investments in three asset-backed securities (the "NPF Securities") issued by NPF VI, Inc. and NPF XII, Inc. (the "Issuers") as a result of such Funds' investments in GMO Alpha LIBOR Fund. The Issuers are special purpose corporations organized by National Premier Financial Services ("NPFS"), a subsidiary of National Century Financial Enterprises ("NCFE"). On November 18, 2002, the Issuers, together with NCFE and NPFS, voluntarily filed petitions for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of Ohio. The Trust, on behalf of the GMO Alpha LIBOR Fund, recently joined with certain other holders of the NPF Securities in filing an action against NPFS, NCFE and certain other parties. GMO Alpha LIBOR Fund's costs in respect of this matter are being treated as an extraordinary expense. The valuation of the NPF Securities and all matters relating to the GMO Alpha LIBOR Fund's participation in this action are subject to the supervision and control of the Trust's Board of Trustees.


                              FINANCIAL STATEMENTS

         The Trust's audited financial statements for the fiscal year ended February 28, 2003 included in the Trust's Annual Reports and filed with the Securities and Exchange Commission pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are (with the exception of the financial statements relating to the Alpha LIBOR Fund, Short-Duration Collateral Fund, and Taiwan Fund) hereby incorporated in this Statement of Additional Information by reference.

Appendix A

                                    GMO TRUST
                          SPECIMEN PRICE MAKE-UP SHEETS

Following are computations of the total offering price per share for each class of shares of each Fund of the Trust (except for the Alpha LIBOR Fund, Short-Duration Collateral Fund, and Taiwan Fund) offering shares of beneficial interest as of February 28, 2003, in each case based upon their respective net asset values and shares of beneficial interest outstanding at the close of business on February 28, 2003.


----------------------------------------------------------------------------------------------------------
U.S. Core Fund-Class II
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $9.97 per share based on                        $      241,430,806
24,222,943 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                      $             9.97
----------------------------------------------------------------------------------------------------------
U.S. Core Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $9.98 per share based on                         $    1,141,724,817
114,365,861 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                      $             9.98
----------------------------------------------------------------------------------------------------------
U.S. Core Fund-Class IV
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $9.97 per share based on                         $      463,253,730
46,463,874 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                      $             9.97
----------------------------------------------------------------------------------------------------------
U.S. Core Fund-Class V
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $9.96 per share based on                         $      426,703,118
42,826,818 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                      $             9.96
----------------------------------------------------------------------------------------------------------
Tobacco-Free Core Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $8.69 per share based on                         $      163,025,363
18,757,289 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                      $             8.69
----------------------------------------------------------------------------------------------------------
Tobacco-Free Core Fund-Class IV
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $8.69 per share based on                         $      308,000,512
35,447,255 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                      $             8.69
----------------------------------------------------------------------------------------------------------
Value Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $6.73 per share based on                         $      163,462,983
24,284,175 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                      $             6.73
----------------------------------------------------------------------------------------------------------
Intrinsic Value Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $8.05 per share based on                         $       61,923,171
7,692,756 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                      $             8.05
----------------------------------------------------------------------------------------------------------
Growth Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $14.29 per share based on                        $      302,050,743
21,140,175 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                      $            14.29
----------------------------------------------------------------------------------------------------------

Appendix A


----------------------------------------------------------------------------------------------------------
Small Cap Value Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $9.81 per share based on                          $      146,914,991
14,974,852 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price ($9.81 x 100/99.50)                                                   $             9.86
----------------------------------------------------------------------------------------------------------
Small Cap Growth Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $13.52 per share based on                         $       17,668,773
1,306,561 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price ($13.52 x 100/99.50)                                                  $            13.59
----------------------------------------------------------------------------------------------------------
Real Estate Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $10.49 per share based on                         $      142,256,039
13,558,518 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                       $            10.49
----------------------------------------------------------------------------------------------------------
Tax-Managed U.S. Equities Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $8.62 per share based on                          $       40,347,240
4,679,955 of beneficial interest outstanding
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                       $             8.62
----------------------------------------------------------------------------------------------------------
Tax-Managed Small Companies Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $9.66 per share based on                          $       20,723,176
2,145,777 of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price ($9.66 x 100/99.50) *                                                 $             9.71
----------------------------------------------------------------------------------------------------------
International Disciplined Equity Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $18.04 per share based on                         $       68,046,629
3,771,687 of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                       $            18.04
----------------------------------------------------------------------------------------------------------
International Intrinsic Value Fund-Class II
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $16.04 per share based on                         $       67,896,039
4,232,529 of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                       $            16.04
----------------------------------------------------------------------------------------------------------
International Intrinsic Value Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $16.13 per share based on                         $      845,997,198
52,454,814 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                       $            16.13
----------------------------------------------------------------------------------------------------------
International Intrinsic Value Fund-Class IV
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $16.12 per share based on                         $      334,239,991
20,733,449 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                       $            16.12
----------------------------------------------------------------------------------------------------------
International Growth Fund - Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $16.83 per share based on                         $      178,804,039
10,621,652 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                       $            16.83
----------------------------------------------------------------------------------------------------------


-------------------
* Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" and "Cash Purchase Premiums and Redemption Fees" in the Prospectus.

Appendix A


----------------------------------------------------------------------------------------------------------
Currency Hedged International Equity Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $5.54 per share based on                          $       28,922,765
5,218,365 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                       $             5.54
----------------------------------------------------------------------------------------------------------
Foreign Fund-Class II
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $8.88 per share based on                          $      305,422,632
34,395,494 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                       $             8.88
----------------------------------------------------------------------------------------------------------
Foreign Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $8.90 per share based on                          $    1,241,561,519
139,450,438 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                       $             8.90
----------------------------------------------------------------------------------------------------------
Foreign Fund-Class IV
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $8.90 per share based on                          $      207,857,600
23,343,659 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                       $             8.90
----------------------------------------------------------------------------------------------------------
Foreign Small Companies Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $9.13 per share based on                          $      275,738,628
30,195,478 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                       $             9.13
----------------------------------------------------------------------------------------------------------
Foreign Small Companies Fund-Class IV
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $9.13 per share based on                          $      202,318,783
22,152,446 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                       $             9.13
----------------------------------------------------------------------------------------------------------
International Small Companies Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $9.50 per share based on                          $      536,648,254
56,468,485 of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price ($9.50 x 100/99.40)*                                                  $             9.56
----------------------------------------------------------------------------------------------------------
Emerging Markets Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $8.82 per share based on                          $    1,215,653,319
137,798,619 shares of beneficial interest outstanding
----------------------------------------------------------------------------------------------------------
   Offering Price ($8.82 x 100/99.20)*                                                  $             8.89
----------------------------------------------------------------------------------------------------------
Emerging Markets Fund-Class IV
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $8.81 per share based on                          $    1,003,954,185
113,980,837 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price ($8.81 x 100/99.20)*                                                  $             8.88
----------------------------------------------------------------------------------------------------------
Emerging Countries Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $8.54 per share based on                          $       89,042,342
10,432,554 of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                       $             8.54
----------------------------------------------------------------------------------------------------------


-------------------
     * Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" and "Cash Purchase Premiums and Redemption Fees" in the Prospectus.

Appendix A


----------------------------------------------------------------------------------------------------------
Asia Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $7.25 per share based on                          $      105,353,804
14,540,112 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price ($7.25 x 100/99.20)*                                                  $             7.31
----------------------------------------------------------------------------------------------------------
Tax-Managed International Equities Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $8.73 per share based on                          $       94,708,742
10,850,631 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                       $             8.73
----------------------------------------------------------------------------------------------------------
Domestic Bond Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $10.08 per share based on                         $      113,222,911
11,233,425 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                       $            10.08
----------------------------------------------------------------------------------------------------------
Core Plus Bond Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $9.95 per share based on                          $      286,030,014
28,736,061 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                       $             9.95
----------------------------------------------------------------------------------------------------------
International Bond Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $9.94 per share based on                          $      122,520,503
12,321,002 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                       $             9.94
----------------------------------------------------------------------------------------------------------
Currency Hedged International Bond Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $8.85 per share based on                          $       20,219,003
2,284,806 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                       $             8.85
----------------------------------------------------------------------------------------------------------
Global Bond Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $9.20 per share based on                          $      235,842,376
25,630,372 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                       $             9.20
----------------------------------------------------------------------------------------------------------
Emerging Country Debt Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $9.51 per share based on                          $      822,080,069
86,402,970 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price ($9.51 x 100/99.50) *                                                 $             9.56
----------------------------------------------------------------------------------------------------------
Emerging Country Debt Fund-Class IV
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $9.52 per share based on                          $      616,173,952
64,746,490 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price ($9.52 x 100/99.50) *                                                 $             9.57
----------------------------------------------------------------------------------------------------------
Short-Duration Investment Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $8.68 per share based on                          $       55,315,597
6,373,567 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                       $             8.68
----------------------------------------------------------------------------------------------------------


-------------------
     *Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" and "Cash Purchase Premiums and Redemption Fees" in the Prospectus.

Appendix A


----------------------------------------------------------------------------------------------------------
Global Hedged Equity Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $9.63 per share based on                          $       26,329,165
2,733,471 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price ($9.63 x 100/99.88) *                                                 $             9.64
----------------------------------------------------------------------------------------------------------
Inflation Indexed Bond Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $11.72 per share based on                         $      278,087,763
23,719,547 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                       $            11.72
----------------------------------------------------------------------------------------------------------
Emerging Country Debt Share Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $9.56 per share based on                          $       66,140,055
6,914,927 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price                                                                       $             9.56
----------------------------------------------------------------------------------------------------------
Benchmark-Free Allocation Fund-Class III
----------------------------------------------------------------------------------------------------------
As of February 28, 2003, the Fund had not yet commenced operations
----------------------------------------------------------------------------------------------------------
International Equity Allocation Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $8.23 per share based on                          $      103,767,939
12,610,843 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price ($8.23 x 100/99.83) * +                                               $             8.24
Global Balanced Asset Allocation Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $8.13 per share based on                          $      304,144,639
37,422,584 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price ($8.13 x 100/99.87) * +                                               $             8.14
----------------------------------------------------------------------------------------------------------
Global (U.S.+) Equity Allocation Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $7.51 per share based on                          $       79,736,278
----------------------------------------------------------------------------------------------------------
10,617,012 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price ($7.51 x 100/99.83) * +                                               $             7.52
----------------------------------------------------------------------------------------------------------
U.S. Sector Fund-Class III
----------------------------------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $4.53 per share based on                          $       13,144,332
2,903,487 shares of beneficial interest outstanding)
----------------------------------------------------------------------------------------------------------
   Offering Price ($4.53 x 100/99.85) * +                                               $             4.54
----------------------------------------------------------------------------------------------------------


-------------------
     *Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" and "Cash Purchase Premiums and Redemption Fees" in the Prospectus.

     + As of June 30, 2003, the Fund began charging a cash purchase premium. The offering price per share of each class of the Fund (calculated as of February 28, 2003) has been adjusted to reflect this purchase premium.

Appendix B

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper ratings of Standard & Poor's are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

CORPORATE DEBT RATINGS

Standard & Poor's. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

Appendix B

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's. The following is a summary of the ratings used by Moody's for corporate debt:

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be

Appendix B

characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

         1.       An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

         3. There is lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

GMO TRUST                                                             Prospectus
                                                                   June 30, 2003
CLASS M SHARES

GMO TRUST OFFERS A BROAD SELECTION
OF INVESTMENT ALTERNATIVES TO INVESTORS.

U.S. EQUITY FUNDS

- U.S. Core Fund
- Tobacco-Free Core Fund
- Value Fund
- Intrinsic Value Fund
- Growth Fund
- Real Estate Fund

FIXED INCOME FUNDS
- Domestic Bond Fund
- Core Plus Bond Fund
- International Bond Fund
- Currency Hedged International Bond Fund
- Global Bond Fund
- Emerging Country Debt Share Fund

- Short-Duration Investment Fund

- Inflation Indexed Bond Fund

INTERNATIONAL EQUITY FUNDS
- International Disciplined Equity Fund
- International Intrinsic Value Fund
- International Growth Fund
- Currency Hedged International Equity Fund
- Foreign Fund
- Emerging Countries Fund




This prospectus offers only Class M shares. Information about other classes of shares and other funds offered by GMO Trust is contained in separate prospectuses.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS


                                                                 PAGE
                                                              -----------
FUND OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS...........................................            1
  U.S. Equity Funds.........................................            2
     U.S. Core Fund.........................................            2
     Tobacco-Free Core Fund.................................            4
     Value Fund.............................................            6
     Intrinsic Value Fund...................................            8
     Growth Fund............................................           10
     Real Estate Fund.......................................           12
  International Equity Funds................................           14
     International Disciplined Equity Fund..................           14
     International Intrinsic Value Fund.....................           16
     International Growth Fund..............................           18
     Currency Hedged International Equity Fund..............           20
     Foreign Fund...........................................           22
     Emerging Countries Fund................................           24
  Fixed Income Funds........................................           27
     Domestic Bond Fund.....................................           28
     Core Plus Bond Fund....................................           30
     International Bond Fund................................           32
     Currency Hedged International Bond Fund................           34
     Global Bond Fund.......................................           36
     Emerging Country Debt Share Fund.......................           38
     Short-Duration Investment Fund.........................           40
     Inflation Indexed Bond Fund............................           42
DESCRIPTION OF PRINCIPAL RISKS..............................           44
MANAGEMENT OF THE TRUST.....................................           50
DETERMINATION OF NET ASSET VALUE............................           51
HOW TO PURCHASE SHARES......................................           52
HOW TO REDEEM SHARES........................................           52
DISTRIBUTIONS AND TAXES.....................................           53
FINANCIAL HIGHLIGHTS........................................           54
INVESTMENTS IN GMO FUNDS OFFERED THROUGH SEPARATE
  PROSPECTUSES..............................................           64
ADDITIONAL INFORMATION......................................   back cover
SHAREHOLDER INQUIRIES.......................................   back cover
DISTRIBUTOR.................................................   back cover

                                  SUMMARIES OF
      FUND OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS


     The following summaries describe each Fund's investment objective, principal investment strategies, and principal risks. Each Fund may make other investments and engage in other investment strategies that are not specifically described in the summaries. More information about each Fund's possible investments and strategies is set forth in the Statement of Additional Information. See the back cover of this Prospectus for information about how to receive the Statement of Additional Information. Unless described as fundamental in this Prospectus or in the Statement of Additional Information, each Fund's investment objective and policies may be changed by the Fund's Board of Trustees ("Trustees") without shareholder approval. The investment objectives of the U.S. Core Fund, Value Fund, Growth Fund, Short-Duration Investment Fund, and the International Intrinsic Value Fund are fundamental.


     In many of the Fund summaries that follow, it is noted that a particular Fund will typically make "investments" in a particular type of security or other asset. Investors should understand that when used in this Prospectus, the word "investments" includes both direct and indirect investments. Examples of indirect investments include exposure to the relevant asset type through investments in another Fund and/or through the use of derivatives and other synthetic instruments with economic characteristics similar to the relevant asset type.


     Certain Funds have adopted a policy of investing at least 80% of their assets in certain types of investments, industries, countries, or geographic regions (each policy, a "Name Policy"), as set forth in such Funds' "Principal investment strategies." Each such Fund will not change its Name Policy without providing its shareholders with at least 60 days' prior written notice. When used in connection with a Fund's Name Policy, Grantham, Mayo, Van Otterloo & Co. LLC, each Fund's investment manager (the "Manager" or "GMO") (see "Management of the Trust" for a description of the Manager) defines "assets" to include the Fund's net assets plus any borrowings made for investment purposes. In addition, Name Policies that provide that a Fund will invest in certain countries or geographic regions require that the Fund's investments be "tied economically" to such country or region. For purposes of this Prospectus, an investment is "tied economically" to a particular country or region if: (i) it is an investment in an issuer that is organized under the laws of such country or of a country within such region or in an issuer that maintains its principal place of business in such country or region; (ii) it is traded principally in such country or region; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or region, or has at least 50% of its assets in such country or region. A Fund may achieve exposure to a particular country or region through direct or indirect investments as described in the previous paragraph.



     Investing in mutual funds involves risk. Each Fund is subject to certain risks based on the types of investments in the Fund's portfolio and the investment strategies the Fund employs. A summary of each Fund's principal risks is included in the following summaries. Investors should refer to the DESCRIPTION OF PRINCIPAL RISKS at page 44 of this Prospectus for a more detailed discussion of the principal risks of investing in the Funds. Each Fund may be exposed to risks in addition to the principal risks described in the Prospectus. See the Statement of Additional Information for additional information about the risks of specific Fund investments and strategies. Funds described in this Prospectus may not be available for purchase in all states. This Prospectus is not an offering in any state where an offering may not lawfully be made.


It is important for you to note:

     - You may lose money on an investment in a Fund.


     - An investment in a Fund is not a bank deposit and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


     - By itself, no Fund constitutes a complete investment program.

                               U.S. EQUITY FUNDS


 GMO U.S. CORE FUND


Fund Inception Date: 9/18/85



                                                                              FUND CODES
                                                              ------------------------------------------
                                                                       Ticker    Symbol         Cusip
                                                                       ------  -----------   -----------
                                                              Class M  GCOMX   GMOUSCore M   362008 55 9


INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies chosen from among the 600 U.S. exchange-listed companies with the largest market capitalization. Under normal circumstances, the Fund will invest at least 80% of its assets in investments tied economically to the U.S. The Manager uses fundamental investment principles and quantitative applications to compare and evaluate stocks on a monthly basis using three disciplines: (1) price to intrinsic value (using the Manager's proprietary dividend discount model); (2) price to normalized earnings (weighted average of a company's earnings over a 36-month period, which is a traditional value technique intended to keep companies whose earnings are either significantly above or below the weighted average from being over/underweighted in a portfolio); and (3) momentum. Weighting of the disciplines is dynamic, and the Manager may adjust them as it believes the opportunity to add value increases or decreases. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio.



     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control risk by adjusting industry sector weights and exposure to market capitalization groups and style sectors, including growth, quality and cyclical exposure. Trades are executed using a proprietary trading model. The Fund features a moderate bear market bias, as it seeks to deliver more value-added relative to its benchmark in down markets than in up markets. The Manager seeks to manage the Fund with low risk relative to its benchmark.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK

     The Fund's benchmark is the S&P 500 Index, a U.S. large capitalization stock index, independently maintained and published by Standard & Poor's.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g. use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                              GMO U.S. CORE FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                                          U.S. CORE FUND (%)
                                                                          ------------------
1993                                                                             16.28
1994                                                                              2.36
1995                                                                             43.25
1996                                                                             17.61
1997                                                                             35.10
1998                                                                             24.69
1999                                                                             18.59
2000                                                                              0.30
2001                                                                             -7.68
2002                                                                            -19.67

                        Highest Quarter: 19.49% (4Q1998)
                        Lowest Quarter: -17.14% (3Q2002)

             Year-to-Date (as of 3/31/03): -4.97%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      9/18/85
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -19.67%    1.92%     11.54%      13.52%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -20.08%   -1.30%      7.29%       9.65%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    -12.06%    1.33%      8.48%      10.22%
----------------------------------------------------------------------------
 S&P 500 INDEX                   -22.10%   -0.59%      9.34%      12.35%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses paid from Fund assets as a percentage of average daily net assets)
  ----------------------------------------------------------------------------------------
  Management fee                                                                   0.33%
  Distribution (12b-1) fee                                                         0.25%
  Other expenses                                                                   0.03%(1)
  Administration fee                                                               0.20%(2)
  Total annual operating expenses                                                  0.81%(1)
  Expense reimbursement                                                            0.03%(1,3)
  Net annual expenses                                                              0.78%(1)



(1) "Other expenses" have been restated to reflect current fees.


(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).


(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.33% of the Fund's daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $80      $256      $447       $999


       * After reimbursement

                                                   Fund Inception Date: 10/31/91
 GMO TOBACCO-FREE CORE FUND

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies chosen from among the 600 U.S. exchange-listed companies with the largest market capitalization, excluding those companies that are tobacco-producing issuers. The Fund typically seeks to invest substantially all of its assets in "tobacco-free" issuers. Pursuant to the Fund's Name Policy (see page 1 of this Prospectus for a discussion regarding Name Policies), under normal circumstances, the Fund will invest at least 80% of its assets in investments in "tobacco-free issuers." The Manager defines "tobacco-free issuers" as those issuers that are not listed within the Tobacco Producing Issuer industry classification maintained by Ford Investor Services.



     The Manager uses fundamental investment principles and quantitative applications to compare and evaluate stocks on a monthly basis using three disciplines: (1) price to intrinsic value (using the Manager's proprietary dividend discount model); (2) price to normalized earnings (weighted average of a company's earnings over a 36-month period, which is a traditional value technique intended to keep companies whose earnings are either significantly above or below the weighted average from being over/underweighted in a portfolio); and (3) momentum. Weighting of the disciplines is dynamic, and the Manager may adjust them as it believes the opportunity to add value increases or decreases. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio.



     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control risk by adjusting industry sector weights and exposure to market capitalization groups and style sectors, including growth, quality and cyclical exposure. Trades are executed using a proprietary trading model. The Fund features a moderate bear market bias, as it seeks to deliver more value-added relative to its benchmark in down markets than in up markets. The Manager seeks to manage the Fund with low risk relative to its benchmark.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK

     The Fund's benchmark is the S&P 500 Index, a U.S. large capitalization stock index, independently maintained and published by Standard & Poor's.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                      GMO TOBACCO-FREE CORE FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                                      TOBACCO FREE CORE FUND (%)
                                                                      --------------------------
1993                                                                             17.44
1994                                                                              2.40
1995                                                                             43.00
1996                                                                             18.30
1997                                                                             35.60
1998                                                                             25.20
1999                                                                             21.25
2000                                                                             -0.89
2001                                                                             -8.82
2002                                                                            -20.25

                        Highest Quarter: 19.47% (4Q1998)
                        Lowest Quarter: -17.27% (3Q2002)

             Year-to-Date (as of 3/31/03): -4.39%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                1 YEAR    5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     10/31/91
----------------------------------------------------------------------------
 RETURN BEFORE TAXES            -20.25%    1.81%     11.68%       11.58%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                 -20.62%   -0.65%      7.55%        7.78%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                   -12.43%    1.06%      8.22%        8.31%
----------------------------------------------------------------------------
 S&P 500 INDEX                  -22.10%   -0.59%      9.34%        9.70%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses paid from Fund assets as a percentage of average daily net assets)
  -----------------------------------------------------------------------------------
  Management fee                                                                 0.33%
  Distribution (12b-1) fee                                                       0.25%
  Other expenses                                                                 0.04%(1)
  Administration fee                                                             0.20%(2)
  Total annual operating expenses                                                0.82%(1)
  Expense reimbursement                                                          0.04%(1,3)
  Net annual expenses                                                            0.78%(1)



(1) "Other expenses" have been restated to reflect current fees.


(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).


(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.33% of the Fund's daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $80      $258      $451      $1,010


       * After reimbursement

 GMO VALUE FUND

Fund Inception Date: 11/13/90



                                                                           FUND CODES
                                                              -------------------------------------
                                                                       Ticker  Symbol      Cusip
                                                                       ------  ------   -----------
                                                              Class M  GMOMX    N/A     362008 54 2


INVESTMENT OBJECTIVE
     Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in securities chosen from the Russell 1000 Index. The eligible investment universe is narrowed by using the Manager's proprietary dividend discount model to identify a group of stocks that the Manager believes are attractively valued. This quantitative application identifies approximately 150 investment candidates that the Manager believes have better quality characteristics than securities in the Fund's benchmark. From this universe, the Manager selects individual stocks by applying traditional fundamental analysis to evaluate a potential investment's financial, operational, and management strength. Sources of input include corporate financial releases, Securities and Exchange Commission filings, published company and industry information and analysis, company visits, and meetings with senior management officials and other knowledgeable market participants.



     The Manager evaluates its stock selections in light of its fundamental analysis of the attractiveness of sectors and industries. The Manager then tilts the composition of the portfolio accordingly. The Manager attempts to control risk by selecting stocks with a value bias and by adjusting sector weightings and exposure to market capitalization groups. The Manager seeks to manage the Fund with moderate risk relative to its benchmark.



     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may also invest in equity securities of foreign issuers. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.


BENCHMARK

     The Fund's benchmark is the Russell 1000 Value Index, which is independently maintained and published by the Frank Russell Company. It measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index (which, in turn, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market), which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the companies in the Russell 1000 Index was approximately $11 billion; the median market capitalization was approximately $3.5 billion; and the smallest company in the Russell 1000 Index had a market capitalization of approximately $1.3 billion.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates.



     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investment in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                          GMO VALUE FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                                            VALUE FUND (%)
                                                                            --------------
1993                                                                             18.67
1994                                                                              0.62
1995                                                                             38.18
1996                                                                             20.73
1997                                                                             30.42
1998                                                                             11.66
1999                                                                              2.70
2000                                                                             10.67
2001                                                                              2.85
2002                                                                            -20.64

                        Highest Quarter: 14.73% (2Q1997)
                        Lowest Quarter: -19.38% (3Q2002)

             Year to Date (as of 3/31/03): -4.43%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      11/13/90
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -20.64%    0.70%     10.40%      11.92%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -21.20%   -2.76%      5.58%       7.52%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    -12.66%   -0.08%      6.96%       8.49%
----------------------------------------------------------------------------
 RUSSELL 1000 VALUE INDEX        -15.52%    1.16%     10.80%      12.34%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses paid from Fund assets as a percentage of average daily net assets)
  -----------------------------------------------------------------------------------
  Management fee                                                                 0.46%
  Distribution (12b-1) fee                                                       0.25%
  Other expenses                                                                 0.07%(1)
  Administration fee                                                             0.20%(2)
  Total annual operating expenses                                                0.98%(1)
  Expense reimbursement                                                          0.07%(1,3)
  Net annual expenses                                                            0.91%(1)



(1) "Other expenses" have been restated to reflect current fees.


(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).


(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.46% of the Fund's daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $93      $305      $535      $1,195


       * After reimbursement

                                                     Fund Inception Date: 8/2/99

 GMO INTRINSIC VALUE FUND

INVESTMENT OBJECTIVE
     Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies chosen from the 1,000 U.S. exchange-listed companies with the largest equity capitalization. The Manager uses fundamental investment principles and quantitative applications to compare and evaluate stocks on a monthly basis using three disciplines: (1) price to intrinsic value (using the Manager's proprietary dividend discount model); (2) price to normalized earnings (weighted average of a company's earnings over a 36-month period, which is a traditional value technique intended to keep companies whose earnings are either significantly above or below the weighted average from being over/underweighted in a portfolio); and (3) momentum. Weighting of the three disciplines is dynamic, and the Manager may adjust them as it believes the opportunity to add value increases or decreases. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one strategy typically represent larger positions in the portfolio.



     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control risk by adjusting industry sector weights and exposure to market capitalization groups and style sectors, including growth, quality and cyclical exposure. Trades are executed using a proprietary trading model. The Manager seeks to manage the Fund with low risk relative to the Fund's benchmark.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Value Index, which is independently maintained and published by the Frank Russell Company. It measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index (which, in turn, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market), which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the companies in the Russell 1000 Index was approximately $11 billion; the median market capitalization was approximately $3.5 billion; and the smallest company in the Russell 1000 Index had a market capitalization of approximately $1.3 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates.



     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investment in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                        GMO INTRINSIC VALUE FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                     ANNUAL TOTAL RETURN/Class III Shares*

                            Years Ending December 31

[Graph]

                                                                       INTRINSIC VALUE FUND (%)
                                                                       ------------------------
2000                                                                             10.67
2001                                                                              3.31
2002                                                                            -15.75

                        Highest Quarter: 9.84% (3Q2000)
                        Lowest Quarter: -17.34% (3Q2002)

             Year to Date (as of 3/31/03): -6.90%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                  1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                       8/2/99
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -15.75%      N/A        N/A    -1.29%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   -16.95%      N/A        N/A    -2.32%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           -9.17%      N/A        N/A    -1.36%
----------------------------------------------------------------------------
 RUSSELL 1000 VALUE INDEX         -15.52%      N/A        N/A    -5.12%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses paid from Fund assets as a percentage of average daily net assets)
  ----------------------------------------------------------------------------------------
  Management fee                                                                   0.33%
  Distribution (12b-1) fee                                                         0.25%
  Other expenses                                                                   0.16%(1)
  Administration fee                                                               0.20%(2)
  Total annual operating expenses                                                  0.94%(1)
  Expense reimbursement                                                            0.16%(1,3)
  Net annual expenses                                                              0.78%(1)



(1) "Other expenses" have been restated to reflect current fees.


(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).


(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.33% of the Fund's daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $80      $284      $504      $1,140


       * After reimbursement

 GMO GROWTH FUND

Fund Inception Date: 12/30/88



                                                                             FUND CODES
                                                              -----------------------------------------
                                                                       Ticker    Symbol        Cusip
                                                                       ------  ----------   -----------
                                                              Class M  GMGMX   GMOGrowthM   362008 52 6


INVESTMENT OBJECTIVE
     Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies chosen from among the 1,000 U.S. exchange-listed companies with the largest market capitalization. The Manager uses fundamental investment principles and quantitative applications to compare and evaluate stocks on a monthly basis using three disciplines: (1) estimate revision momentum (analysis of the direction of changes in a company's financial projections); (2) price momentum; and (3) price to intrinsic value (using the Manager's proprietary dividend discount model to assess an issuer's franchise quality based on current and historical accounting data). The Manager uses the third discipline, price to intrinsic value, to identify those growth companies that the Manager believes are selling at a discount to their franchise values. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline typically represent larger positions in the portfolio.



     The Fund's portfolio is constructed using a proprietary technique through which the Manager attempts to control risk by adjusting industry sector weights and exposure to market capitalization groups and style sectors, including quality and cyclical companies. Trades are executed using a proprietary trading model. The Manager seeks to manage the Fund with low risk relative to its benchmark.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Russell 1000 Growth Index, which is independently maintained and published by the Frank Russell Company. It measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index (which, in turn, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market), which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of the companies in the Russell 1000 Index was approximately $11 billion; the median market capitalization was approximately $3.5 billion; and the smallest company in the Russell 1000 Index had a market capitalization of approximately $1.3 billion.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

- Market Risk - Growth Securities - Certain equity securities ("growth securities") are purchased primarily because it is believed that they will experience relatively rapid earnings growth. These securities typically trade at higher multiples of current earnings than other types of stock. The market prices of growth securities are more sensitive to general market movements than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                         GMO GROWTH FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[GRAPH]

                                                                            GROWTH FUND (%)
                                                                            ---------------
1993                                                                              4.60
1994                                                                              1.68
1995                                                                             39.85
1996                                                                             20.39
1997                                                                             29.35
1998                                                                             37.30
1999                                                                             39.04
2000                                                                            -12.21
2001                                                                            -20.60
2002                                                                            -22.58

                        Highest Quarter: 27.46% (4Q1998)
                        Lowest Quarter: -21.46% (1Q2001)

             Year-to-Date (as of 3/31/03): -1.57%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      12/30/88
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -22.58%    0.60%      9.09%      12.14%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -22.77%   -3.90%      3.79%       5.79%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    -13.86%    1.40%      6.92%       8.41%
----------------------------------------------------------------------------
 RUSSELL 1000 GROWTH INDEX       -27.88%   -3.84%      6.70%      10.10%
----------------------------------------------------------------------------



* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses paid from Fund assets as a percentage of average daily net assets)
  ----------------------------------------------------------------------------------------
  Management fee                                                                   0.33%
  Distribution (12b-1) fee                                                         0.25%
  Other expenses                                                                   0.10%(1)
  Administration fee                                                               0.20%(2)
  Total annual operating expenses                                                  0.88%(1)
  Expense reimbursement                                                            0.10%(1,3)
  Net annual expenses                                                              0.78%(1)



(1) "Other expenses" have been restated to reflect current fees.


(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).


(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.33% of the Fund's daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $80      $271      $478      $1,075


       * After reimbursement

                                                    Fund Inception Date: 5/31/96
 GMO REAL ESTATE FUND

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in publicly-traded real estate stocks with market capitalizations greater than $100 million. Under normal circumstances, the Fund will invest at least 80% of its assets in real estate investment trusts ("REITs") and other real estate-related investments. REITs are managed vehicles that invest in real estate or real estate-related companies. The Manager defines real estate-related investments as investments by the Fund in companies whose principal activity involves the development, ownership, construction, management, or sale of real estate, companies with significant real estate holdings, and companies that provide products or services related to the real estate industry. The Fund invests typically in equity REITs and real estate-related operating companies, which own real estate directly; mortgage REITs, which make construction, development or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.



     The investment process for the Fund begins with a universe generally represented by the Morgan Stanley REIT Index, the Fund's benchmark. The Manager selects stocks from the universe using proprietary quantitative applications to identify stocks that the Manager believes to be undervalued relative to their prices. The Fund's portfolio is then constructed using a proprietary technique through which the Manager attempts to control risk by adjusting sector weights. The Manager seeks to manage the Fund with low risk relative to its benchmark.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; and (iii) manage risk by implementing shifts in investment exposure.

BENCHMARK
     The Fund's benchmark is the Morgan Stanley REIT Index, an independently maintained and published equity real estate index.

PRINCIPAL RISKS OF INVESTING IN THE FUND


     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Because a fundamental policy of the Fund is to concentrate its assets in real estate-related securities, the value of the Fund's portfolio can be expected to change in light of factors affecting the real estate industry, and may fluctuate more widely than the value of a portfolio that consists of securities from a broader range of industries. Factors affecting the performance of real estate may include the supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The performance of real estate may also be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and/or to maintain exempt status under the Investment Company Act of 1940.



     In addition, following is a brief summary of the other principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Focused Investment Risk - Focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which makes significant investments in real estate-related securities, making the Fund more susceptible to economic, market, political, and other developments affecting real estate-related industries.



     Additional principal risks of an investment in the Fund include Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments in companies with small capitalization), Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                            GMO REAL ESTATE FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                                         REAL ESTATE FUND (%)
                                                                         --------------------
1997                                                                             19.35
1998                                                                            -24.36
1999                                                                             -4.66
2000                                                                             28.83
2001                                                                              9.71
2002                                                                              2.17

                        Highest Quarter: 12.08% (2Q2000)
                        Lowest Quarter: -16.27% (3Q1998)

             Year-to-Date (as of 3/31/03): 0.37%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                  1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                       5/31/96
----------------------------------------------------------------------------
 RETURN BEFORE TAXES                2.17%    0.82%        N/A      7.32%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                     0.58%   -1.17%        N/A      4.95%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                            1.38%   -0.32%        N/A      4.83%
----------------------------------------------------------------------------
 S&P 500 INDEX(a)                 -22.10%   -0.59%        N/A      5.83%
----------------------------------------------------------------------------
 MORGAN STANLEY REIT INDEX(b)       3.64%    3.30%        N/A      9.48%
----------------------------------------------------------------------------


(a) The S&P 500 Index is a U.S. large capitalization stock index, independently maintained and published by Standard & Poor's.

(b) Fund's benchmark.



* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses paid from Fund assets as a percentage of average daily net assets)
  ----------------------------------------------------------------------------------------
  Management fee                                                                   0.54%(1)
  Distribution (12b-1) fee                                                         0.25%
  Other expenses                                                                   0.05%(2)
  Administration fee                                                               0.20%(3)
  Total annual operating expenses                                                  1.04%(1,2)
  Expense reimbursement                                                            0.05%(1,2,4)
  Net annual expenses                                                              0.99%(1,2)



(1) The Manager has temporarily agreed to waive 0.21% of the Fund's management fee. As a result, the Fund will incur management fees at the annual rate of 0.33% of the Fund's average daily net assets, resulting in estimated net annual expenses of 0.78% of the Fund's average daily net assets. The Manager may terminate this waiver at any time with notice to shareholders. This waiver is in addition to the Manager's contractual agreement to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 (see note 4 below).


(2) "Other expenses" have been restated to reflect current fees.


(3) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 4).


(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.54% of the Fund's daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS    5 YEARS    10 YEARS
                                                              -------   -------    -------    --------
Class M                                                        $101       $326       $569      $1,266



       * Costs in first year reduced for Manager's expense reimbursement, but not temporary waiver of management fee. If costs in first year were also reduced by this temporary waiver, the costs would be $80 for 1 year, $305 for 3 years, $549 for 5 years, and $1,247 for 10 years.

                           INTERNATIONAL EQUITY FUNDS


     The International Equity Funds include Funds that invest in developed foreign markets only and Funds that invest to varying degrees in emerging foreign markets. The emerging countries (or emerging markets) in which these Funds invest may differ from those in which certain Fixed Income Funds invest.


                                                    Fund Inception Date: 1/29/02
 GMO INTERNATIONAL DISCIPLINED
    EQUITY FUND

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically invests in a diversified portfolio of equity investments from the world's developed markets outside of the United States. Under normal circumstances, the Fund will invest at least 80% of its assets in equity investments. The Manager uses quantitative models to forecast the future returns and risks of individual stocks, countries, and currencies. The models take as input historical, current, and future estimates of financial data and relate this data to future return patterns. For stock selection, the Manager considers factors such as valuation, firm quality, and momentum. Valuation factors include price-to-earnings, price-to-book, price-to-cash flow, dividend yield, and price-to-sales. Quality factors include debt-to-equity, return-on-equity, return-on-sales, and the historical stability of those factors. Momentum factors include price performance, earnings revisions, and growth in earnings, sales, and dividends. For country modeling, factors considered by the Manager include stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness as defined by currency valuation. For currency forecasting, the Manager considers factors such as export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies. The Manager incorporates these factors in proprietary models, including a dividend discount model that combines all three style factors (growth, quality, and valuation). In using these models to construct the Fund's portfolio, the Manager generally expects that stock selection will be slightly tilted toward value stocks and away from growth stocks.



     The Fund's portfolio is constructed using a quantitative optimization process that weighs the trade-off between a stock's predicted performance against criteria of risk control, trading costs, and liquidity. The Manager seeks to limit risk relative to the Fund's benchmark by using a blend of valuation- and momentum-based stock selection strategies. Exposure to market capitalization bands will also be controlled relative to the Fund's benchmark. The Manager seeks to manage the Fund with a low level of risk relative to the benchmark.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.


BENCHMARK
     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia and Far
East), a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.


- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include Market
Risk - Value Securities (e.g., risk that market does not recognize the values of securities purchased by the Fund, causing their prices to decline or fail to approach the values the Manager anticipates), Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the
Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                   GMO INTERNATIONAL DISCIPLINED
                                                                     EQUITY FUND

PERFORMANCE
     As of the date of this Prospectus, the Fund had not yet completed a full calendar year of operations.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses paid from Fund assets as a percentage of average daily net assets)
  ----------------------------------------------------------------------------------------
  Management fee                                                                   0.40%
  Distribution (12b-1) fee                                                         0.25%
  Other expenses                                                                   0.40%(1)
  Administration fee                                                               0.20%(2)
  Total annual operating expenses                                                  1.25%(1)
  Expense reimbursement                                                            0.40%(1,3)
  Net annual expenses                                                              0.85%(1)



(1) "Other expenses" have been restated to reflect current fees.


(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).


(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.40% of the Fund's daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $87      $357      $648      $1,476


       * After reimbursement

                                                    Fund Inception Date: 3/31/87
 GMO INTERNATIONAL INTRINSIC VALUE FUND

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies chosen from the MSCI EAFE Index (Europe, Australasia, Far East) universe plus Canada (approximately 2,500 stocks). The Manager uses quantitative models to forecast the future returns and risks of individual stocks, countries, and currencies. The models take as input historical, current, and future estimates of financial data and relate this data to future return patterns. For stock selection, the Manager considers factors such as valuation, firm quality, and momentum. Valuation factors include price-to-earnings, price-to-book, price-to-cash flow, dividend yield, and price-to-sales. Quality factors include debt-to-equity, return-on-equity, return-on-sales, and the historical stability of those factors. Momentum factors include price performance, earnings revisions, and growth in earnings, sales, and dividends. For country modeling, factors considered by the Manager include stock market valuation, positive GDP trends, positive market sentiment, and industrial competitiveness as defined by currency valuation. For currency forecasting, the Manager considers factors such as export and producer price parity, balance of payments, interest rate differential, and relative strength of currencies. The Manager incorporates these factors in proprietary models, including a dividend discount model that combines all three style factors (growth, quality, and valuation). In using these models to construct the Fund's portfolio, the Manager generally expects that stock selection will be significantly tilted toward value stocks and away from growth stocks.



     The Fund's portfolio is constructed using an optimization process that weighs the trade-off between a stock's return forecast and its contribution to the risk of the portfolio in comparison to the Fund's benchmark. Buy and sell candidates are analyzed for volume constraints (liquidity) and transaction costs, and trading impact is considered. The Manager seeks to control risk relative to the Fund's benchmark.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

BENCHMARK

     The Fund's benchmark is the Citigroup (f/k/a Salomon Smith Barney) Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Value Style Index, an independently maintained and published index composed of stocks in the EPAC regions of the PMI that have a value style. The PMI is the large-capitalization stock component of the Citigroup (f/k/a Salomon Smith Barney) Broad Market Index ("BMI") (which includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Market Risk - Value Securities - Certain equity securities ("value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates.



- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.


- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling underlying Fund investments), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                          GMO INTERNATIONAL INTRINSIC VALUE FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of two broad-based indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indexes do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[GRAPH]

                                                                 INTERNATIONAL INTRINSIC VALUE FUND(%)
                                                                 -------------------------------------
1993                                                                             39.96
1994                                                                              4.15
1995                                                                             10.32
1996                                                                              9.55
1997                                                                              0.92
1998                                                                             13.60
1999                                                                             14.62
2000                                                                             -1.40
2001                                                                            -12.11
2002                                                                             -0.59

                        Highest Quarter: 16.70% (1Q1998)
                        Lowest Quarter: -15.14% (3Q1998)

             Year-to-Date (as of 3/31/03): -4.97%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002


----------------------------------------------------------------------------
                                  1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                       3/31/87
----------------------------------------------------------------------------
 RETURN BEFORE TAXES               -0.59%    2.32%     7.15%       7.45%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    -2.11%    0.27%     4.89%       5.47%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           -0.36%    1.29%     5.21%       5.57%
----------------------------------------------------------------------------
 CITIGROUP PMI EPAC VALUE STYLE
  INDEX(a)                        -13.08%   -0.89%     6.02%         N/A
----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)               -15.94%   -2.89%     4.00%       3.03%
----------------------------------------------------------------------------


(a) Fund's benchmark.

(b) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.


* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses paid from Fund assets as a percentage of average daily net assets)
  ----------------------------------------------------------------------------------------
  Management fee                                                                   0.54%
  Distribution (12b-1) fee                                                         0.25%
  Other expenses                                                                   0.10%(1)
  Administration fee                                                               0.20%(2)
  Total annual operating expenses                                                  1.09%(1)
  Expense reimbursement                                                            0.10%(1,3)
  Net annual expenses                                                              0.99%(1)



(1) "Other expenses" have been restated to reflect current fees.


(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).


(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.54% of the Fund's daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                        $101      $337      $591      $1,320


       * After reimbursement

                                                   Fund Inception Date: 11/30/01
 GMO INTERNATIONAL GROWTH FUND

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in companies chosen from the MSCI EAFE Index (Europe, Australasia, Far East) universe plus Canada (approximately 2,500 stocks). The Manager attempts to add value by capitalizing on inefficiencies it perceives in the pricing of growth stocks, including that
1) the pricing of true franchise growth companies does not reflect their ability to maintain superior growth farther into the future and 2) investors react slowly to improving fundamentals, and hence there is medium term continuation of superior price and earnings performance. The Manager uses fundamental investment principles and quantitative applications to select stocks using two disciplines. The first discipline is price and earnings momentum. The Manager believes momentum measures are key leading indicators of growth since historical analysis shows that stocks with recent strong price performance and upgrades to analyst estimates have superior growth prospects that are not fully captured in the current price. The second discipline uses the Manager's proprietary dividend discount model to assess an issuer's franchise quality based on current and historical accounting data. The Manager uses this discipline to identify those growth companies that the Manager believes are selling at a discount to their franchise value. The Fund intends to maintain diversification across countries. Bottom up security selection will tilt the portfolio towards those countries where growth prospects are highest or which are most undervalued. In addition the Manager will consider top down factors that may influence the growth potential of a particular country, such as currency valuation.



     The Fund's portfolio is constructed using a quantitative optimization process which trades off predicted performance against criteria of risk control, trading costs, and liquidity.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use exchange-traded and over-the-counter derivatives and related instruments to (i) hedge equity exposure; (ii) replace direct investing;
(iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

BENCHMARK

     The Fund's benchmark is the Citigroup (f/k/a Salomon Smith Barney) Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Growth Style Index, an independently maintained and published index composed of stocks in the EPAC regions of the PMI that have a growth style. The PMI is the large-capitalization stock component of the Citigroup (f/k/a Salomon Smith Barney) Broad Market Index ("BMI") (which includes listed shares of companies from developed and emerging market countries with a total available market capitalization of at least the local equivalent of USD100 million), representing the top 80% of available capital of the BMI in each country and including about 25% of the BMI issues.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

- Market Risk - Growth Securities - Certain equity securities ("growth securities") are purchased primarily because the Manager believes that they will experience relatively rapid earnings growth. Growth securities are often more sensitive to market fluctuations, since their market prices tend to place greater emphasis on future earnings expectations.


- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.


- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling underlying Fund investments), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                   GMO INTERNATIONAL GROWTH FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing the Fund's annual total return for the period shown, and by comparing the Fund's average annual total return for the calendar period shown with those of two broad-based indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                     ANNUAL TOTAL RETURN/Class III Shares*

                            Year Ending December 31

[GRAPH]


                                                                     INTERNATIONAL GROWTH FUND (%)
                                                                     -----------------------------
2002                                                                            -10.52


                        Highest Quarter: 7.40% (4Q2002)
                        Lowest Quarter: -16.44% (3Q2002)

             Year-to-Date (as of 3/31/03): -5.94%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002


----------------------------------------------------------------------------
                                1 YEAR    5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     11/30/01
----------------------------------------------------------------------------
 RETURN BEFORE TAXES            -10.52%     N/A       N/A         -7.92%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                 -11.67%     N/A       N/A         -9.02%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    -6.46%     N/A       N/A         -6.86%
----------------------------------------------------------------------------
 CITIGROUP PMI EPAC GROWTH
  STYLE INDEX(a)                -17.94%     N/A       N/A        -15.87%
----------------------------------------------------------------------------
 MSCI EAFE INDEX(b)             -15.94%     N/A       N/A        -14.34%
----------------------------------------------------------------------------


(a) Fund's Benchmark.

(b) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.


* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses paid from Fund assets as a percentage of average daily net assets)
  ----------------------------------------------------------------------------------------
  Management fee                                                                   0.54%
  Distribution (12b-1) fee                                                         0.25%
  Other expenses                                                                   0.23%(1)
  Administration fee                                                               0.20%(2)
  Total annual operating expenses                                                  1.22%(1)
  Expense reimbursement                                                            0.23%(1,3)
  Net annual expenses                                                              0.99%(1)



(1) "Other expenses" have been restated to reflect current fees.


(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).


(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.54% of the Fund's daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                        $101      $364      $648      $1,457


       * After reimbursement

                                                    Fund Inception Date: 6/30/95
 GMO CURRENCY HEDGED
    INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund invests to varying extents in other GMO Funds ("underlying Funds"), including International Disciplined Equity Fund, International Intrinsic Value Fund, and International Growth Fund. For more information regarding GMO Funds offered through separate prospectuses, see "Investments in GMO Funds Offered Through Separate Prospectuses" on page 64. Under normal circumstances, the Fund will invest at least 80% of its assets in equity investments. The Fund's assets are allocated among the underlying Funds based on the Manager's analysis of the relative attractiveness of value versus growth investing styles, measured primarily by the discount at which value stocks trade relative to growth stocks generally, as well as on the Manager's predicted returns of the two styles in the markets. In a value/growth neutral position, the Manager will allocate assets among the underlying Funds based on the Manager's evaluation of (i) the underlying Funds' investments in individual stocks; (ii) the underlying Funds' weighting of investments in particular countries or regions; and (iii) the expected costs of investment alternatives. The Manager uses fundamental investment principles and quantitative applications to create forecasted returns for currencies, examining factors such as relative valuations, export and producer price parity, balance of payments, and interest rates. The Manager seeks to control risk relative to the Fund's benchmark. The Fund will look through to the underlying Funds' holdings to measure base currency exposure and then will attempt to hedge at least 70% of the foreign currency exposure in the underlying Funds' investments back to the U.S. dollar. In addition, the Fund may take active positions relative to a fully hedged benchmark.



     The underlying Funds' portfolios are constructed using optimization processes that consider predicted performance, risk control, trading costs, and liquidity.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund intends to (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts.

BENCHMARK

     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, Far East) (Hedged), a large capitalization international stock index that is currency-hedged into U.S. dollars, which is independently maintained and published by Morgan Stanley Capital International.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.


- Fund of Funds Risk - Because the Fund invests in other Funds, the most significant risk of an investment in the Fund is the risk that one or more underlying Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.

- Market Risk - Equity Securities - Investments by underlying Funds in equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects underlying Funds to unpredictable declines in the value of their shares, as well as periods of poor performance.


- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments.



     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives creates risks different from, or greater than, risks associated with direct investments in securities and other investments), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling investments), Currency Risk (e.g. risk that fluctuations in value of non-dollar denominated investments may adversely affect the value of such holdings), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                               GMO CURRENCY HEDGED
                                                       INTERNATIONAL EQUITY FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of two broad-based indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative indexes do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                              CURRENCY HEDGED INTERNATIONAL EQUITY FUND (%)
                                                              ---------------------------------------------
1996                                                                               15.28
1997                                                                               12.90
1998                                                                                7.29
1999                                                                               20.91
2000                                                                                9.89
2001                                                                               -5.27
2002                                                                              -14.26

                        Highest Quarter: 17.38% (1Q1998)
                        Lowest Quarter: -19.29% (3Q1998)

             Year-to-Date (as of 3/31/03): -7.04%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      6/30/95
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             -14.26%    2.97%        N/A       7.36%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  -15.44%   -2.50%        N/A       2.10%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     -8.58%    0.22%        N/A       3.81%
----------------------------------------------------------------------------
 MSCI EAFE INDEX(a)              -15.94%   -2.89%        N/A       0.14%
----------------------------------------------------------------------------
 MSCI EAFE INDEX (HEDGED)(b)     -27.43%   -1.96%        N/A       4.86%
----------------------------------------------------------------------------


(a) The MSCI EAFE Index (Europe, Australasia, and Far East) is a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

(b) Fund's benchmark.

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                         ANNUAL FUND OPERATING EXPENSES
  (expenses paid from Fund assets as a percentage of average daily net assets)
  ----------------------------------------------------------------------------------------
  Management fee                                                                   0.54%
  Distribution (12b-1) fee                                                         0.25%
  Other expenses                                                                   1.31%(1,2)
  Administration fee                                                               0.20%(3)
  Total annual operating expenses                                                  2.30%(1,2)
  Expense reimbursement                                                            1.30%(1,2,4)
  Net annual expenses                                                              1.00%(1,2)



(1) The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in underlying Funds. As described in note 4 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.64% and 0.00%, respectively. Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(2) "Other expenses" have been restated to reflect current fees.


(3) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 4).


(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, expenses indirectly incurred by investment in other Funds of the Trust, and certain other expenses described on page 51 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.54% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2004 to the extent that the sum of
(i) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (ii) the amount of fees and expenses incurred indirectly by the Fund through its investment in underlying Funds (excluding these Funds' Excluded Fund Fees and Expenses), exceeds 0.54% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.54% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                        $102      $593     $1,112     $2,535


       * After reimbursement

 GMO FOREIGN FUND

Fund Inception Date: 6/28/96



                                                                           FUND CODES
                                                              -------------------------------------
                                                                       Ticker  Symbol      Cusip
                                                                       ------  ------   -----------
                                                              Class M  GMFMX    N/A     362008 46 8


INVESTMENT OBJECTIVE

     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund typically makes equity investments in non-U.S. companies, including any of the companies in developed and emerging markets listed in the MSCI database (approximately 4,000 companies). Under normal circumstances, the Fund will invest at least 80% of its assets in investments tied economically to countries outside the United States. The Manager uses fundamental investment principles and quantitative applications to analyze issuers and country economics and build a structured value international equity portfolio. Country weights are determined by sorting countries on value measures, including price to fair value (using the Manager's dividend discount model), market price to earnings and price to book ratios, which are first determined at the issuer level and then aggregated to provide value measures at the country level. The Manager uses the resulting cumulative value score and fundamental analysis to determine over- and under-weight positions relative to the Fund's benchmark for each country. The Manager then sorts companies by value measures within countries, including price to earnings, price to book, price to cash flow, and yield, and selects individual stocks by applying its fundamental analysis. This analysis includes a review of the sector, publicly available company information, and discussions with company management, with a focus on companies that rank attractively in any of these four measures and fall into the lowest third in terms of valuation. Asset growth (resulting from purchases of shares of the Fund) and portfolio turnover are controlled to safeguard value added.


     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may be exposed to emerging markets, but these investments will generally comprise 10% or less of the Fund's assets. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swaps, to adjust its foreign currency exposure.

BENCHMARK

     The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia and Far
East), a large capitalization international stock index, which is independently maintained and published by Morgan Stanley Capital International.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.


- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. Emerging markets issuers are subject to these risks and other risks greater than or in addition to the risks to which U.S. or more developed foreign country issuers are subject.


- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                                GMO FOREIGN FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


     The Fund commenced operations as a registered investment company on June 28, 1996. Prior to that date, the Fund operated as a private investment pool with investment objectives, policies and guidelines that were substantially the same as those of the Fund. Performance of Class III Shares prior to June 28, 1996 is that of the private investment pool and reflects the pool's higher annual operating expenses. The pool was not registered as an investment company and therefore was not subject to certain restrictions imposed on the Fund by the Investment Company Act of 1940 and the Internal Revenue Code. Had the pool been subject to these restrictions, its performance may have been adversely affected.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Bar Graph]

                                                                           FOREIGN FUND (%)
                                                                           ----------------
1993                                                                             41.18
1994                                                                              6.50
1995                                                                             13.85
1996                                                                             14.32
1997                                                                              6.86
1998                                                                             13.95
1999                                                                             28.96
2000                                                                             -6.53
2001                                                                            -10.10
2002                                                                             -5.74

                        Highest Quarter: 16.90% (4Q1998)
                        Lowest Quarter: -16.25% (3Q2002)

             Year-to-Date (as of 3/31/03): -5.91%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                 1 YEAR    5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      8/31/84
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -5.74%    3.08%      9.31%      13.95%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   -6.40%    1.40%     N/A(#)      N/A(#)
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     -3.50%    2.28%     N/A(#)      N/A(#)
----------------------------------------------------------------------------
 MSCI EAFE INDEX                 -15.94%   -2.89%      4.00%       9.67%
----------------------------------------------------------------------------

(#) Information on the Fund's return after taxes is unavailable prior to June 28, 1996, the date the Fund commenced operations as a registered investment company.

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus, and is that of the Fund's predecessor for all periods prior to June 28, 1996. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.


FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                         ANNUAL FUND OPERATING EXPENSES
  (expenses paid from Fund assets as a percentage of average daily net assets)
  ----------------------------------------------------------------------------------------
  Management fee                                                                   0.60%
  Distribution (12b-1) fee                                                         0.25%
  Other expenses                                                                   0.09%(1)
  Administration fee                                                               0.20%(2)
  Total annual operating expenses                                                  1.14%(1)
  Expense reimbursement                                                            0.09%(1,3)
  Net annual expenses                                                              1.05%(1)



(1) "Other expenses" have been restated to reflect current fees.


(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).


(3) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, and certain other expenses described on page 51 of this Prospectus) exceed 0.60% of the Fund's daily net assets.


EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                        $107      $353      $619      $1,378


       * After reimbursement

 GMO EMERGING COUNTRIES FUND

Fund Inception Date: 8/29/97



                                                                           FUND CODES
                                                              -------------------------------------
                                                                       Ticker  Symbol      Cusip
                                                                       ------  ------   -----------
                                                              Class M  GECMX    N/A     362008 43 5


INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund typically makes equity investments in companies traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments tied economically to "emerging countries." The Manager defines "emerging countries" to be countries which are not included in a "developed markets" index, such as the MSCI EAFE Index (Europe, Australasia, and Far East). The Manager seeks to manage the Fund so that it maintains relatively high liquidity (compared to the GMO Emerging Markets Fund). The Manager uses fundamental investment principles and quantitative applications to build a value-oriented emerging countries equity portfolio that the Manager believes can best exploit major inefficiencies between and within various emerging countries. Quantitative models used by the Manager analyze historic, current, and projected financial characteristics and relate them to predicted future return patterns for countries, securities and sectors. The Manager begins with a quantitative top down analysis at the country level based on a set of value, momentum/reversal, macroeconomic, and currency models, including risk and growth adjusted price-to-earnings, market momentum, GDP trends, and a currency fair value model based on real effective exchange rates. Quantitative results are overlayed by fundamental analysis of factors such as market conditions, long-term trends, and paradigm shifts. The Manager employs a similar process at the individual stock level, considering factors such as earnings revisions, forecasted price-to-earnings, and forecasted earnings momentum. Finally, sectors are analyzed at both a global and market level based on similar measures of valuation, in addition to economic sensitivities and industrial trends. On an ongoing basis, the Manager monitors the economic and political conditions of the various securities markets and adjusts its strategies as markets develop or encounter setbacks.

     The Manager uses an optimization process to weigh the trade-off between a country's and stock's return forecast, how much risk the country or stock adds to the portfolio relative to the Fund's benchmark, and transaction costs. The Fund has a value bias relative to other emerging market funds. The Manager seeks to control risk relative to the Fund's benchmark and add value through country selection.

     The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures and swap contracts to (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. The Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Fund. However, the Fund's foreign currency exposure may differ significantly from the currency exposure represented by its equity investments.

BENCHMARK

     The Fund's benchmark is the S&P/IFCI (Investable) Composite Index, which is independently maintained and published by Standard & Poor's and is a market capitalization-weighted index of the performance of securities traded on stock exchanges of 22 different emerging countries, calculated on a total return basis.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.


- Market Risk - Equity Securities - Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Fund does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

- Liquidity Risk - The Fund's ability to purchase or sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.


- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. Emerging countries issuers are subject to these risks and other risks greater than or in addition to the risks to which U.S. or more developed foreign country issuers are subject.


- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Smaller Company Risk (e.g., magnified market risk and liquidity risk from investments in companies with small capitalization), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                     GMO EMERGING COUNTRIES FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                     ANNUAL TOTAL RETURN/Class III Shares*

                            Years Ending December 31

[Graph]

                                                                      EMERGING COUNTRIES FUND (%)
                                                                      ---------------------------
1998                                                                            -24.03
1999                                                                             94.69
2000                                                                            -28.51
2001                                                                              6.03
2002                                                                             -0.12

                        Highest Quarter: 60.80% (2Q1999)
                        Lowest Quarter: -28.87% (2Q1998)

             Year-to-Date (as of 3/31/03): -3.18%

                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      8/29/97
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -0.12%    2.29%        N/A      -1.74%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   -0.70%    1.80%        N/A      -2.18%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          -0.02%    1.63%        N/A      -1.56%
----------------------------------------------------------------------------
 S&P/IFCI (INVESTABLE) COMPOSITE
  INDEX                           -3.93%   -2.76%        N/A      -5.86%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (EXPENSES PAID FROM FUND ASSETS AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
  ----------------------------------------------------------------------------------------
  Management fee                                                                   0.65%
  Distribution (12b-1) fee                                                         0.25%
  Other expenses                                                                   0.79%(1,2)
  Administration fee                                                               0.20%(3)
  Total annual operating expenses                                                  1.89%(1,2)
  Expense reimbursement                                                            0.42%(1,2,4,5)
  Net annual expenses                                                              1.47%(1,2,5)



(1) The Fund may invest in the GMO Short-Duration Collateral Fund ("SDCF") and had an investment in the GMO Alpha LIBOR Fund ("Alpha LIBOR") during a portion of the most recent fiscal year ended February 28, 2003 (see page 64). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of SDCF and Alpha LIBOR including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investments in SDCF and Alpha LIBOR. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were less than 0.01% each (based on estimated expenses for SDCF). Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the percentage of the Fund's portfolio invested in SDCF.


(2) "Other expenses" have been restated to reflect current fees.


(3) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 4).


(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, expenses incurred indirectly by investment in other Funds of the Trust, and certain other expenses described on page 51 of this Prospectus) exceed 1.00% of the Fund's average daily net assets.


(5) Restated to reflect a change in the Fund's expense reimbursement limitation as of June 30, 2003 (see note 4).


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                        $150      $553      $982      $2,177


       * After reimbursement

                      (This page intentionally left blank)

                               FIXED INCOME FUNDS


     GENERAL. The Fixed Income Funds invest to a substantial extent in fixed income securities, including bonds, notes, and asset-backed securities. Fixed income securities are obligations of an issuer to make payments of principal and/or interest on future dates. For purposes of this Prospectus, a bond refers to any fixed income obligation with an original maturity of two years or more, as well as "synthetic" bonds created by the Manager by combining a futures contract, swap contract, or option, on a fixed income security with cash, a cash equivalent, or another fixed income security. Certain of the Fixed Income Funds may invest in emerging countries (also referred to herein as emerging markets). Unless otherwise noted, emerging countries include less developed countries in Asia, Latin America, the Middle East, Africa, and Europe. The emerging countries (or emerging markets) in which the Fixed Income Funds invest may differ from those in which certain International Equity Funds invest. Certain of the Fixed Income Funds may also invest in sovereign debt, which is a fixed income security issued or guaranteed by a foreign government or an agency or political subdivision. The term "investment grade" as used herein refers to a rating of Baa3/BBB- or better given by Moody's Investors Service, Inc./ Standard & Poor's to a particular fixed income security.



     DURATION. The Manager will employ a variety of techniques to adjust the sensitivity of a Fixed Income Fund's value to changes in interest rates. This sensitivity is often measured by, and correlates strongly to, the portfolio's duration. The Manager determines a Fixed Income Fund's duration by aggregating the durations of the Fund's individual holdings. Duration may be determined by traditional means or through empirical analysis, which may vary from traditional methods of calculating duration. Efforts are made to control exposure to interest rate volatility, and the Manager may do so by investing in longer-term bonds (i.e., bonds with longer maturities) while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. However, the resulting exposure to interest rates through the use of a hedging strategy may vary as compared to direct investment in shorter-term bonds (i.e., bonds with shorter maturities), and the Manager's investment in longer-term bonds may expose the Fixed Income Funds to additional credit risks. (See "Description of Principal Risks--Market Risk--Fixed Income Securities" on page 45.)



     INVESTMENTS IN OTHER FUNDS. As discussed in certain Fixed Income Funds' "Principal investment strategies" section, certain Fixed Income Funds may have indirect exposure to fixed income and other securities by investing in the GMO Short-Duration Collateral Fund ("SDCF") and/or the GMO Emerging Country Debt Fund ("ECDF"). These Fixed Income Funds also may have an investment in the GMO Alpha LIBOR Fund ("Alpha LIBOR"), similarly providing them with indirect exposure to fixed income and other securities. SDCF, Alpha LIBOR, and ECDF are offered through separate prospectuses. See "Investments by GMO Funds Offered Through Separate Prospectuses" on page 64 for a brief discussion of SDCF's, Alpha LIBOR's, and ECDF's investment objective, principal investment strategies, and principal risks.

 GMO DOMESTIC BOND FUND                             Fund Inception Date: 8/18/94

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund seeks exposure primarily to U.S. investment-grade bonds, including U.S. government securities, asset-backed securities issued by U.S. government agencies, convertible bonds, and asset-backed securities of private issuers. The Fund intends to achieve this exposure by investing primarily in shares of SDCF and directly in fixed income securities. SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular asset-backed securities issued by a range of private and governmental (including federal, state, local, and foreign governments) issuers. The Fund also has an investment in Alpha LIBOR. (See page 64.) The Fund may also expose a portion of its assets to foreign credit, and may invest some of its assets in lower-rated securities. The Fund may make use of a wide variety of exchange-traded and over-the-counter derivative instruments (including "synthetic" bonds) to implement its strategy. Under normal circumstances, the Fund will invest at least 80% of its assets in bond investments tied economically to the United States. The Manager seeks to manage the Fund with a low level of risk relative to the benchmark.



     The Manager employs fundamental research techniques to identify bond investments which the Manager believes are undervalued. The Manager considers issue-specific risk in the selection process. The Manager employs competitive trading practices to help ensure that the Fund receives the best available prices and monitors credit risk in the portfolio. While not a principal consideration of the Manager, the Manager seeks to match the duration of the Fund to that of its benchmark (5.21 years as of 5/30/03).


BENCHMARK
     The Fund's benchmark is the Lehman Brothers U.S. Government Bond Index, an independently maintained and published U.S. government bond index.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.



- Market Risk - Fixed Income Securities - The value of the Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations. The Fund will also be exposed to additional market risk through its investments in asset-backed securities and in debt securities paying no interest.



- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and may not correlate in value to the relevant underlying asset. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment.



     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                          GMO DOMESTIC BOND FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                                        DOMESTIC BOND FUND (%)
                                                                        ----------------------
1995                                                                             18.57
1996                                                                              3.04
1997                                                                              9.96
1998                                                                              8.05
1999                                                                             -1.79
2000                                                                             14.26
2001                                                                              7.44
2002                                                                             11.85

                        Highest Quarter: 6.61% (3Q2002)
                        Lowest Quarter: -2.37% (1Q1996)

             Year-to-Date (as of 3/31/03): 1.11%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      8/18/94
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              11.85%    7.82%        N/A       8.27%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    8.99%    4.68%        N/A       5.09%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           7.24%    4.73%        N/A       5.10%
----------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. GOVERNMENT
  BOND INDEX                      11.50%    7.77%        N/A       8.17%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses paid from Fund assets as a percentage of average daily net assets)
  ----------------------------------------------------------------------------------------
  Management fee                                                                   0.10%
  Distribution (12b-1) fee                                                         0.25%
  Other expenses                                                                   0.07%(1,2)
  Administration fee                                                               0.20%(3)
  Total annual operating expenses                                                  0.62%(1,2)
  Expense reimbursement                                                            0.06%(1,2,4)
  Net annual expenses                                                              0.56%(1,2)



(1) The Fund may invest in SDCF and has an investment in Alpha LIBOR (see page
64). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of SDCF and Alpha LIBOR, including but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investments in SDCF and Alpha LIBOR. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were less than 0.01% each (based on estimated expenses for SDCF). Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the percentage of the Fund's portfolio invested in SDCF and Alpha LIBOR.


(2) "Other expenses" have been restated to reflect current fees.


(3) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 4).


(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, expenses incurred indirectly by investment in other Funds of the Trust, and certain other expenses described on page 51 of this Prospectus) exceed 0.10% of the Fund's daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $57      $192      $340       $769


       * After reimbursement

                                                    Fund Inception Date: 4/30/97
 GMO CORE PLUS BOND FUND

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund seeks exposure primarily to U.S. bond investments (principally U.S. government securities and asset-backed securities issued by U.S. government agencies and private issuers), with additional return sought through exposure to foreign bond and currency markets. The Fund intends to achieve U.S. bond market exposure by investing in SDCF, "synthetic" bonds (rather than by making direct investments), and/or directly in U.S. government securities and other high-quality U.S. dollar-denominated fixed income securities (including investment grade bonds, convertible bonds, collateralized bonds, and mortgage-backed securities of private issuers). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular asset-backed securities issued by a range of private and governmental (including federal, state, local, and foreign governments) issuers. The Fund also has an investment in Alpha LIBOR. (See page 64.) The Fund intends to achieve foreign bond exposure primarily by investing in exchange-traded and over-the-counter foreign bond derivatives. The Fund may also expose a portion of its assets to lower-rated securities (also known as "junk bonds"), including up to 5% of the Fund's assets in the sovereign debt of emerging countries, and may do so by investing in ECDF (see page 64). Under normal circumstances, the Fund will invest at least 80% of its assets in bond investments.



     The Manager employs fundamental research techniques and quantitative applications to measure the relative values of the bond and currency markets. The Manager uses these techniques and applications to determine currency and country allocations. Issues are selected by analyzing such factors as term structures, sector and issuer yield spreads, tracking error and embedded option features of the security universe. While not a principal consideration of the Manager, the Manager generally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (3.71 years as of 5/30/03). The Fund's return will depend primarily on 1) the performance of U.S. bond markets,
2) the Manager's success in selecting foreign bond and currency markets to over and underweight, and 3) the Manager's success in selecting undervalued issues. The Fund also may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets. The Fund uses credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swaps involve payment by one party of a specific rate in exchange for a specified payment upon a default of the underlying security during the swap period. To the extent the Fund uses credit default swaps, there is no assurance they will be effective or will have the desired result.


BENCHMARK
     The Fund's benchmark is the Lehman Brothers U.S. Aggregate Bond Index, an independently maintained and published index comprised of U.S. fixed rate debt issues, having a maturity of at least one year, rated investment grade or higher by Moody's Investors Service, Standard & Poor's or Fitch IBCA, Inc.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.



- Market Risk - Fixed Income Securities - The value of the Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations. The Fund will also be exposed to additional market risk through its investments in asset-backed securities and in debt securities paying no interest.



- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk and credit risk, and may not correlate in value to the relevant underlying asset. The Fund also uses credit default swaps, which are difficult to value, highly susceptible to liquidity and credit risk, and only pay a return to the party seeking protection from (or otherwise "betting on") a default, in the event of an actual default by the issuer of the underlying obligation. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment.


- Liquidity Risk - The Fund's ability to purchase or sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.


- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. Emerging countries issuers are subject to these risks and other risks greater than or in addition to the risks to which U.S. or more developed foreign country issuers are subject.


- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


- Credit and Counterparty Risk - Risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter ("OTC") derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for funds that invest in lower-rated fixed income securities or in OTC derivatives with longer durations, or that have greater exposure to any one counterparty.



     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF, including Derivatives Risk.

                                                         GMO CORE PLUS BOND FUND
PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                     ANNUAL TOTAL RETURN/Class III Shares*

                            Years Ending December 31

[GRAPH]

                                                                        CORE PLUS BOND FUND (%)
                                                                        -----------------------
1998                                                                              3.87
1999                                                                             -2.38
2000                                                                             12.66
2001                                                                              9.89
2002                                                                              5.81

                        Highest Quarter: 5.04% (4Q2000)
                        Lowest Quarter: -2.94% (4Q2002)

             Year-to-Date (as of 3/31/03): 2.37%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      4/30/97
----------------------------------------------------------------------------
 RETURN BEFORE TAXES               5.81%    5.85%        N/A       7.26%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                    1.74%    3.03%        N/A       4.37%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           3.61%    3.34%        N/A       4.48%
----------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. AGGREGATE
  BOND INDEX                      10.26%    7.55%        N/A       8.20%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses paid from Fund assets as a percentage of average daily net assets)
  ----------------------------------------------------------------------------------------
  Management fee                                                                   0.25%
  Distribution (12b-1) fee                                                         0.25%
  Other expenses                                                                   0.10%(1,2)
  Administration fee                                                               0.20%(3)
  Total annual operating expenses                                                  0.80%(1,2)
  Expense reimbursement                                                            0.09%(1,2,4)
  Net annual expenses                                                              0.71%(1,2)



(1) The Fund may invest in other GMO Funds ("underlying Funds") and/or directly in securities and other investments. The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds, including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in underlying Funds. As described in note 4 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 28, 2003, the Fund's indirect total net operating expenses and indirect investment-related expenses were 0.02% and 0.01%, respectively (based on restated expenses for ECDF and estimated expenses for SDCF). Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(2) "Other expenses" have been restated to reflect current fees.


(3) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 4).


(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, expenses indirectly incurred by investment in underlying Funds, and certain other expenses described on page 51 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2004 to the extent that the sum of
(a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $73      $246      $435       $981


       * After reimbursement

                                                   Fund Inception Date: 12/22/93
 GMO INTERNATIONAL BOND FUND

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Non-U.S. Government Bond Index plus investment-grade bonds denominated in various currencies, including asset-backed securities and collateralized bonds issued by foreign governments, U.S. government agencies, and private issuers. The Fund intends to achieve this exposure by investing primarily in SDCF and "synthetic" bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular asset-backed securities issued by a range of private and governmental (including federal, state, local, and foreign governments) issuers. The Fund also has an investment in Alpha LIBOR. (See page 64.) The Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets. The Fund may also expose a portion of its assets to lower-rated securities (also known as "junk bonds"), including up to 5% of the Fund's assets in the sovereign debt of emerging countries, and may do so by investing in ECDF (see page 64). Under normal circumstances, the Fund will invest at least 80% of its assets in bond investments.



     The Manager employs fundamental research techniques and quantitative applications to measure the relative values of the bond and currency markets. The Manager uses these techniques and applications to determine currency and country allocations. Issues are selected by analyzing such factors as term structures, sector and issuer yield spreads, tracking error, and embedded option features of the security universe. While not a principal consideration of the Manager, the Manager generally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (5.85 years as of 5/30/03).


BENCHMARK
     The Fund's benchmark is the J.P. Morgan Non-U.S. Government Bond Index, an independently maintained and published index composed of non-U.S. government bonds with maturities of one year or more.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.



- Market Risk - Fixed Income Securities - The value of the Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations. The Fund will also be exposed to additional market risk through its investments in asset-backed securities and in debt securities paying no interest.


- Liquidity Risk - The Fund's ability to purchase or sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.


- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and may not correlate in value to the relevant underlying asset. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment.



- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. Emerging countries issuers are subject to these risks and other risks greater than or in addition to the risks to which U.S. or more developed foreign country issuers are subject.


- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified). Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF, including Derivatives Risk.

                                                     GMO INTERNATIONAL BOND FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                                      INTERNATIONAL BOND FUND (%)
                                                                      ---------------------------
1994                                                                              5.16
1995                                                                             27.31
1996                                                                             16.66
1997                                                                              0.88
1998                                                                             10.79
1999                                                                             -5.48
2000                                                                             -0.27
2001                                                                             -2.61
2002                                                                             18.42

                        Highest Quarter: 15.75% (2Q2002)
                        Lowest Quarter: -5.78% (1Q1999)

             Year-to-Date (as of 3/31/03): 4.50%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     12/22/93
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             18.42%    3.79%        N/A        7.23%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                  12.82%    1.93%        N/A        4.38%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                    11.26%    2.20%        N/A        4.50%
----------------------------------------------------------------------------
 J.P. MORGAN NON-U.S.
  GOVERNMENT BOND INDEX          22.10%    4.96%        N/A        5.51%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses paid from Fund assets as a percentage of average daily net assets)
  ----------------------------------------------------------------------------------------
  Management fee                                                                   0.25%
  Distribution (12b-1) fee                                                         0.25%
  Other expenses                                                                   0.14%(1,2)
  Administration fee                                                               0.20%(3)
  Total annual operating expenses                                                  0.84%(1,2)
  Expense reimbursement                                                            0.13%(1,2,4)
  Net annual expenses                                                              0.71%(1,2)



(1) The Fund may invest in other GMO Funds ("underlying Funds") and/or directly in securities and other investments. The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in underlying Funds. As described in note 4 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.02% and 0.01%, respectively (based on restated expenses for ECDF and estimated expenses for SDCF). Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(2) "Other expenses" have been restated to reflect current fees.


(3) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 4).


(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, expenses indirectly incurred by investment in underlying Funds, and certain other expenses described on page 51 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2004 to the extent that the sum of
(a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $73      $255      $453      $1,025


       * After reimbursement

                                                    Fund Inception Date: 9/30/94
 GMO CURRENCY HEDGED
    INTERNATIONAL BOND FUND

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Non-U.S. Government Bond Index (Hedged) plus investment-grade bonds denominated in various currencies, including collateralized bonds, mortgage-backed securities, and asset-backed securities issued by foreign governments, U.S. government agencies, and private issuers. The Fund intends to achieve this exposure by investing primarily in SDCF and "synthetic" bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular asset-backed securities issued by a range of private and governmental (including federal, state, local, and foreign governments) issuers. The Fund also has an investment in Alpha LIBOR. (See page 64.) The Fund generally attempts to hedge at least 75% of its net foreign currency exposure back to the U.S. dollar. The Fund may also use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets. The Fund may also expose a portion of its assets to lower-rated securities (also known as "junk bonds"), including up to 5% of the Fund's assets in the sovereign debt of emerging countries, and may do so by investing in ECDF (see page 64). Under normal circumstances, the Fund will invest at least 80% of its assets in bond investments.



     The Manager employs fundamental research techniques and quantitative applications to measure the relative values of the bond and currency markets. The Manager uses these techniques and applications to determine currency and country allocations. Issues are selected by analyzing such factors as term structures, sector and issuer yield spreads, tracking error, and embedded option features of the security universe. While not a principal consideration of the Manager, the Manager generally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (5.85 years as of 5/30/03).


BENCHMARK
     The Fund's benchmark is the J.P. Morgan Non-U.S. Government Bond Index (Hedged), an independently maintained and published index composed of non-U.S. government bonds with maturities of one year or more that are currency-hedged into U.S. dollars.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.



- Market Risk - Fixed Income Securities - The value of the Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations. The Fund will also be exposed to additional market risk through its investments in asset-backed securities and in debt securities paying no interest.


- Liquidity Risk - The Fund's ability to purchase or sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.


- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and may not correlate in value to the relevant underlying asset. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment.



- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. Emerging countries issuers are subject to these risks and other risks greater than or in addition to the risks to which U.S. or more developed foreign country issuers are subject.



     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Leveraging Risk (e.g., magnified risks from use of derivatives), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Currency Risk (e.g. risk that fluctuations in value of non-dollar denominated investments may adversely affect the value of such holdings), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF, including Derivatives Risk.

                                                             GMO CURRENCY HEDGED
                                                         INTERNATIONAL BOND FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                              CURRENCY HEDGED INTERNATIONAL BOND FUND (%)
                                                              -------------------------------------------
1995                                                                             27.79
1996                                                                             23.86
1997                                                                             15.76
1998                                                                              5.67
1999                                                                              2.65
2000                                                                             12.52
2001                                                                              6.35
2002                                                                              3.01

                        Highest Quarter: 8.50% (2Q1995)
                        Lowest Quarter: -3.58% (4Q2002)

             Year-to-Date (as of 3/31/03): 2.32%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      9/30/94
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              3.01%     5.98%        N/A      11.44%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   0.38%     2.24%        N/A       6.40%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          1.82%     2.97%        N/A       6.81%
----------------------------------------------------------------------------
 J.P. MORGAN NON-U.S. GOVERNMENT
  BOND INDEX (HEDGED)             7.01%     7.36%        N/A       9.70%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses paid from Fund assets as a percentage of average daily net assets)
  ----------------------------------------------------------------------------------------
  Management fee                                                                   0.25%
  Distribution (12b-1) fee                                                         0.25%
  Other expenses                                                                   0.62%(1,2)
  Administration fee                                                               0.20%(3)
  Total annual operating expenses                                                  1.32%(1,2)
  Expense reimbursement                                                            0.60%(1,2,4)
  Net annual expenses                                                              0.72%(1,2)



(1) The Fund may invest in other GMO Funds ("underlying Funds") and/or directly in securities and other investments. The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in underlying Funds. As described in note 4 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.02% and 0.01%, respectively (based on restated expenses for ECDF and estimated expenses for SDCF). Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(2) "Other expenses" have been restated to reflect current fees.


(3) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 4).


(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, expenses indirectly incurred by investment in underlying Funds, and certain other expenses described on page 51 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2004 to the extent that the sum of
(a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to such Fund equal to 0.25% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $74      $359      $666      $1,538


        * After reimbursement

                                                   Fund Inception Date: 12/28/95
 GMO GLOBAL BOND FUND

INVESTMENT OBJECTIVE

     High total return.

PRINCIPAL INVESTMENT STRATEGIES


     The Fund seeks exposure primarily to countries whose bonds are included in the J.P. Morgan Global Government Bond Index plus investment-grade bonds denominated in various currencies, including collateralized bonds, mortgage-backed securities, and asset-backed securities issued by foreign governments, U.S. government agencies, and private issuers. The Fund intends to achieve this exposure by investing primarily in SDCF and synthetic bonds (rather than by making direct investments). SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular asset-backed securities issued by a range of private and governmental (including federal, state, local, and foreign governments) issuers. The Fund also has an investment in Alpha LIBOR. (See page 64.) The Fund may use derivatives to adjust its foreign currency exposure independently of its exposure to bonds and bond markets. The Fund may also expose a portion of its assets to lower-rated securities (also known as "junk bonds"), including up to 5% of the Fund's assets in the sovereign debt of emerging countries, and may do so by investing in ECDF (see page 64). Under normal circumstances, the Fund will invest at least 80% of its assets in bond investments.



     The Manager employs fundamental research techniques and quantitative applications to measure the relative values of the bond and currency markets. The Manager also uses these techniques and applications to determine currency and country allocations. Issues are selected by analyzing such factors as term structures, sector and issuer yield spreads, tracking error, and embedded option features of the security universe. While not a principal consideration of the Manager, the Manager generally seeks to maintain the Fund's portfolio duration within 2 years of the benchmark's duration (5.97 years as of 5/30/03).


BENCHMARK

     The Fund's benchmark is the J.P. Morgan Global Government Bond Index, an independently maintained and published index composed of government bonds of 13 developed countries, including the U.S., with maturities of one year or more.

PRINCIPAL RISKS OF INVESTING IN THE FUND


     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.



- Market Risk - Fixed Income Securities - The value of the Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations. The Fund will also be exposed to additional market risk through its investments in asset-backed securities and in debt securities paying no interest.


- Liquidity Risk - The Fund's ability to purchase or sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for the Fund because it makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.


- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk and credit risk, and may not correlate in value to the relevant underlying asset. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment.



- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments. Emerging countries issuers are subject to these risks and other risks greater than or in addition to the risks to which U.S. or more developed foreign country issuers are subject.


- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Leveraging Risk (e.g., magnified risks from use of derivatives), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results). Certain of the above-referenced risks may be more pronounced for the Fund as a result of its investment in ECDF, including Derivatives Risk.

                                                            GMO GLOBAL BOND FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Graph]

                                                                         GLOBAL BOND FUND (%)
                                                                         --------------------
1996                                                                             13.07
1997                                                                              6.36
1998                                                                             10.25
1999                                                                             -5.54
2000                                                                              4.38
2001                                                                             -0.62
2002                                                                             13.31

                        Highest Quarter: 13.28% (2Q2002)
                        Lowest Quarter: -4.98% (1Q1999)

             Year-to-Date (as of 3/31/03): 3.60%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   10 YEARS    INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                     12/28/95
----------------------------------------------------------------------------
 RETURN BEFORE TAXES             13.31%    4.13%        N/A        5.67%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   6.60%    1.86%        N/A        3.02%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     8.51%    2.29%        N/A        3.33%
----------------------------------------------------------------------------
 J.P. MORGAN GLOBAL GOVERNMENT
  BOND INDEX                     19.38%    5.81%        N/A        4.96%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses paid from Fund assets as a percentage of average daily net assets)
  ----------------------------------------------------------------------------------------
  Management fee                                                                    0.19%
  Distribution (12b-1) fee                                                          0.25%
  Other expenses                                                                    0.09%(1,2)
  Administration fee                                                                0.20%(3)
  Total annual operating expenses                                                   0.73%(1,2)
  Expense reimbursement                                                             0.08%(1,2,4)
  Net annual expenses                                                               0.65%(1,2)



(1) The Fund may invest in other GMO Funds ("underlying Funds") and/or directly in securities and other investments. The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investment in underlying Funds. As described in note 4 below, the Manager will reimburse the Fund for certain direct and indirect expenses. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were 0.02% and 0.01%, respectively (based on restated expenses for ECDF and estimated expenses for SDCF). Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(2) "Other expenses" have been restated to reflect current fees.


(3) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 4).


(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, expenses indirectly incurred by investment in underlying Funds, and certain other expenses described on page 51 of this Prospectus (collectively, "Excluded Fund Fees and Expenses")) exceed 0.19% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2004 to the extent that the sum of
(a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses), plus (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's investment-related expenses such as brokerage commissions, hedging transaction fees, securities-lending fees and expenses, interest expense and transfer taxes), exceeds 0.19% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.19% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $66      $225      $398       $899


       * After reimbursement

                                                    Fund Inception Date: 7/20/98
 GMO EMERGING COUNTRY DEBT
    SHARE FUND

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund is a "feeder" fund that invests exclusively (other than certain investments in cash and high quality money market instruments) in a "master" fund, ECDF. Its investment objective and principal investment strategies, therefore, are identical to those of ECDF. The Fund is offered to investors who are investing through intermediaries that prefer not to invest directly in ECDF. Under normal circumstances, the Fund will invest at least 80% of its assets in debt investments tied economically to emerging country issuers. The Manager defines "emerging countries" to include emerging countries in Asia, Latin America, the Middle East, Africa, and Europe ("emerging countries"). ECDF seeks to achieve its objective of high total return by seeking exposure primarily to sovereign debt of emerging countries. ECDF may make use of a wide variety of exchange traded and over-the-counter derivative instruments to implement its strategies (including options, futures, swap contracts, and "synthetic" bonds), and may seek to provide some protection against defaults through the use of credit default swaps. ECDF may also use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer's default. For a discussion of the investment objective, principal investments strategies and principal risks for ECDF, please see page 64.


BENCHMARK

     The Fund's benchmark is the J.P. Morgan Emerging Markets Bond Index Global (EMBIG), an independently maintained and published index composed of debt securities of 31 countries, which includes Brady bonds, sovereign debt, local debt and Eurodollar debt, all of which are U.S. dollar denominated.


PRINCIPAL RISKS OF INVESTING IN THE FUND


     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. The most significant risks of an investment in the Fund are the risks the Fund is exposed to through ECDF, which include those outlined in the following brief summary of the principal risks; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.



- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect ECDF's foreign investments. Emerging countries issuers are subject to these risks and other risks greater than or in addition to the risks to which U.S. or more developed foreign country issuers are subject.


- Liquidity Risk - ECDF's ability to purchase or sell securities may be adversely affected by market size or legal restrictions. Such risks are particularly pronounced for ECDF because it primarily makes emerging countries investments, which are not widely traded and which may be subject to purchase and sale restrictions.


- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and may not correlate in value to the relevant underlying asset. ECDF also uses credit default swaps, which are difficult to value, highly susceptible to liquidity and credit risk, and only pay a return to the party seeking protection from (or otherwise "betting" on) a default, in the event of an actual default by the issuer of the underlying obligation. Derivatives risk is particularly pronounced for the Fund because ECDF creates "synthetic" bonds to replace direct investment.



- Market Risk - Fixed Income Securities - The value of ECDF's investments in fixed income securities will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations. ECDF will also be exposed to additional market risk through its investments in asset-backed securities and in debt securities paying no interest.



- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent ECDF hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.



- Credit and Counterparty Risk - Risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter ("OTC") derivatives contract, or a borrower of ECDF's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for funds that invest in lower-rated fixed income securities or in OTC derivatives with longer durations, or that have greater exposure to any one counterparty.



     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives by ECDF), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                       GMO EMERGING COUNTRY DEBT
                                                                      SHARE FUND

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                     ANNUAL TOTAL RETURN/Class III Shares*#
                            Years Ending December 31
[Bar Graph]

                                                               GMO EMERGING COUNTRY DEBT SHARE FUND (%)
                                                               ----------------------------------------
1995                                                                             45.10
1996                                                                             65.71
1997                                                                             31.01
1998                                                                            -30.88
1999                                                                             32.13
2000                                                                             24.22
2001                                                                             14.25
2002                                                                             19.02

                        Highest Quarter: 26.16% (2Q1995)
                        Lowest Quarter: -35.20% (3Q1998)

             Year-to-Date (as of 3/31/03): 7.84%
                         AVERAGE ANNUAL TOTAL RETURNS*#
                        Periods Ending December 31, 2002


----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      4/19/94#
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              19.02%    9.06%        N/A      19.33%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   14.08%    3.97%        N/A      11.89%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          11.67%    4.60%        N/A      12.18%
----------------------------------------------------------------------------
 J.P. MORGAN EMBIG(a)             13.12%    7.58%        N/A      12.98%
----------------------------------------------------------------------------
 EMBIG +(b)                       13.12%    7.19%        N/A      12.79%
----------------------------------------------------------------------------


(a) Fund's benchmark.

(b) The Emerging Markets Bond Index Global ("EMBIG") + is a composite benchmark computed by the Manager, and represents the J.P. Morgan Emerging Markets Bond Index ("EMBI") prior to 8/95, J.P. Morgan EMBI + through 12/31/99, and the J.P. Morgan EMBIG thereafter, each of which was the Fund's benchmark during the periods indicated.


* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.


# The Fund's performance prior to July 20, 1998 (the Fund's inception date) reflects the performance of ECDF.


FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses paid from Fund assets as a percentage of average daily net assets)
  ----------------------------------------------------------------------------------------
  Management fee                                                                   0.35%(1)
  Distribution (12b-1) fee                                                         0.25%
  Other expenses                                                                   0.23%(1)
  Administration fee                                                               0.05%(2)
  Total annual operating expenses                                                  0.88%(1)
  Expense reimbursement                                                            0.08%(1,3)
  Net annual expenses                                                              0.80%(1)



(1) The Fund invests substantially all of its assets in ECDF and indirectly bears the purchase premium (currently 0.50% of amount invested), redemption fee (currently 0.25% of amount redeemed, subject to certain limited exceptions), management fee (currently 0.35% of average daily net assets), and operating expenses applicable to ECDF. Purchase premiums and redemption fees are paid to and retained by the ECDF to allocate portfolio transaction costs caused by shareholder activity to the shareholder generating the activity. Purchase premiums apply only to cash purchases of ECDF shares, and certain limited fee waivers and reductions may apply from time to time. Total annual operating expenses represent combined fees and expenses of both Funds, which were restated to reflect current fees of the Fund and ECDF and the elimination of ECDF's expense reimbursement effective June 30, 2002.

(2) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 3).

(3) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2004 for the Fund's operating expenses (excluding the administration fee, distribution (12b-1) fees, expenses incurred indirectly by investment in other Funds of the Trust and certain other expenses described on page 51 of this Prospectus).


EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES
                                     --------------------------------------     --------------------------------------
                                     1 YEAR*   3 YEARS   5 YEARS   10 YEARS     1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                     -------   -------   -------   --------     -------   -------   -------   --------
Class M                               $157      $349      $558      $1,159       $131      $321      $527      $1,122


       * After reimbursement

                                                    Fund Inception Date: 4/18/90

 GMO SHORT-DURATION INVESTMENT FUND


 (formerly known as GMO Short-Term Income Fund)


INVESTMENT OBJECTIVE
     Provide current income.

PRINCIPAL INVESTMENT STRATEGIES

     The Fund seeks exposure primarily to securities issued or guaranteed by the U.S. government or its agencies, asset-backed securities issued by U.S. government agencies and private issuers, high-quality prime commercial paper and master demand notes, high-quality corporate debt securities and high-quality debt securities backed by pools of commercial or consumer finance loans, repurchase agreements, and certificates of deposit, bankers' acceptances and other bank obligations. The Fund may achieve this exposure indirectly, by investing a substantial portion of its assets in SDCF or by directly investing in these securities. SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular asset-backed securities issued by a range of private and governmental (including federal, state, local and foreign governments) issuers. The Fund also has an investment in Alpha LIBOR. (See page 64.) The Fund may also use derivatives. While the Fund invests in high-quality instruments, the Manager may or may not dispose of a security whose rating is lowered after purchase.



     The Manager uses fundamental investment techniques to purchase bonds with high relative yield spreads. Under normal circumstances, the Fund seeks to maintain a duration slightly longer than the three-month duration of the Fund's benchmark. It may do so by investing in longer-term bonds (i.e., bonds with longer maturities) while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. As a result, the Fund's dollar-weighted average portfolio maturity may be substantially longer than the Fund's dollar-weighted average portfolio duration. For an additional discussion of duration, see "Fixed Income Funds - Duration" on p. 27. Because the Fund is NOT a money market fund, it is not subject to the portfolio quality, maturity, and other requirements of money market funds. The Fund seeks to provide current income to the extent consistent with the preservation of capital and liquidity.


BENCHMARK

     The Fund's benchmark is the Citigroup (f/k/a Salomon Smith Barney) 3-Month Treasury Bill Index, an independently maintained and published short-term bill index.


PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.



- Market Risk - Fixed Income Securities - The value of the Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and for fund portfolios with longer durations, but is also present to a somewhat lesser extent in this Fund. This risk is also generally greater for funds investing in fixed income securities of lower credit quality. The Fund will also be exposed to additional market risk through its investments in asset-backed securities.



- Credit and Counterparty Risk - Risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter ("OTC") derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. This risk is particularly pronounced for funds that invest in lower rated fixed income securities or in OTC derivatives with longer durations, or that have greater exposure to any one counterparty.



     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Non-Diversification Risk (the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Derivatives Risk (e.g., use of derivatives by the Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments), Leveraging Risk (e.g., magnified risks from use of derivatives), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                              GMO SHORT-DURATION INVESTMENT FUND


PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Bar Graph]

                                                                      SHORT-TERM INCOME FUND (%)
                                                                      --------------------------
1993                                                                              5.66
1994                                                                              1.60
1995                                                                              9.97
1996                                                                              5.40
1997                                                                              6.11
1998                                                                              4.49
1999                                                                              5.09
2000                                                                              7.40
2001                                                                              4.99
2002                                                                             -4.62

                        Highest Quarter: 3.00% (1Q1995)
                        Lowest Quarter: -6.35% (4Q2002)

             Year-to-Date (as of 3/31/03): 0.35%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002


----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      4/18/90(#)
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              -4.62%    3.38%     4.54%        5.12%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   -6.26%    1.29%     2.31%        2.85%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                          -2.54%    1.76%     2.57%        3.07%
----------------------------------------------------------------------------
 CITIGROUP 3-MONTH T-BILL INDEX    1.70%    4.30%     4.51%        4.71%
----------------------------------------------------------------------------


(#) For the period from April 18, 1990 until June 30, 1991, the Fund operated as a money market fund.

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses paid from Fund assets as a percentage of average daily net assets)
  ----------------------------------------------------------------------------------------
  Management fee                                                                   0.05%
  Distribution (12b-1) fee                                                         0.25%
  Other expenses                                                                   0.09%(1,2)
  Administration fee                                                               0.20%(3)
  Total annual operating expenses                                                  0.59%(1,2)
  Expense reimbursement                                                            0.08%(1,2,4)
  Net annual expenses                                                              0.51%(1,2)



(1) The Fund may invest in SDCF and has an investment in Alpha LIBOR (see page
64). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of SDCF and Alpha LIBOR, including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investments in SDCF and Alpha LIBOR. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses were less than 0.01% (based on estimated expenses for SDCF) and indirect investment-related expenses were 0.01% (based on estimated expenses for SDCF). Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the percentage of the Fund's portfolio invested in SDCF and Alpha LIBOR.


(2) "Other expenses" have been restated to reflect current fees.


(3) The administration fee for Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 4).


(4) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, expenses incurred indirectly by investment in other Funds of the Trust, and certain other expenses described on page 51 of this Prospectus) exceed 0.05% of the Fund's daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $52      $181      $321       $730


       * After reimbursement

                                                    Fund Inception Date: 3/31/97
 GMO INFLATION INDEXED BOND FUND

INVESTMENT OBJECTIVE
     High total return.

PRINCIPAL INVESTMENT STRATEGIES


     The Fund invests primarily in securities that are indexed or otherwise "linked" to general measures of inflation in the country of issue. The Fund intends to invest primarily directly in fixed income securities and in shares of SDCF. SDCF primarily invests in relatively high quality, low volatility fixed income securities, in particular asset-backed securities issued by a range of private and governmental (including federal, state, local, and foreign governments) issuers. The Fund also has an investment in Alpha LIBOR. (See page 64.) The Fund may also expose a portion of its assets to lower-rated securities (also known as "junk bonds"), and may make use of "synthetic" bonds to implement its strategy. Under normal circumstances, the Fund will invest at least 80% of its assets in inflation indexed bond investments. The Manager defines "inflation indexed" securities as those that are "linked" to general measures of inflation because such instrument's terms, principal or interest components change with general movements of inflation in the country of issue. The Fund's portfolio concentrates on inflation indexed securities issued by the U.S. government (including U.S. government agencies), but may also include inflation indexed bonds issued by foreign governments and corporate issuers.



     While not a principal consideration of the Manager, the Manager seeks to match the Fund's duration to that of its benchmark (9.43 years as of 5/30/03). The Manager seeks to identify fixed income investments that, in the opinion of the Manager, represent favorable values relative to their market prices.


BENCHMARK

     The Fund's benchmark is the Lehman Brothers U.S. Treasury Inflation Notes Index, an independently maintained and published index of inflation-indexed linked U.S. Treasury securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund; for a more complete discussion of these risks, see "Description of Principal Risks" on page 44.



- Market Risk - Fixed Income Securities - The value of the Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer durations. The Fund will also be exposed to additional market risk through its investments in asset-backed securities and in debt securities paying no interest.



- Derivatives Risk - The use of derivatives involves risks different from, or greater than, risks associated with direct investments in securities and other investments. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit risk, and may not correlate in value to the relevant underlying asset. Derivatives risk is particularly pronounced for the Fund because it creates "synthetic" bonds to replace direct investment.



- Foreign Investment Risk - Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect the Fund's foreign investments.


- Currency Risk - Fluctuations in exchange rates may adversely affect the value of the Fund's investments in foreign currencies, securities denominated in foreign currencies, or related derivative instruments. To the extent the Fund hedges currency exposure, there is a risk that the U.S. dollar will decline relative to the currency being hedged.


     Other principal risks of an investment in the Fund include Fund of Funds Risk (e.g., risk that other funds in which the Fund is invested will not perform as expected), Liquidity Risk (e.g., difficulty in purchasing and selling Fund investments), Non-Diversification Risk (e.g., the Fund is non-diversified and therefore a decline in the market value of a particular security held by the Fund may affect the Fund's value more than if the Fund were diversified), Leveraging Risk (e.g., magnified risks from use of derivatives), Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty), Focused Investment Risk (e.g., increased risk from focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), and Management Risk (e.g., risk that the Manager's techniques fail to produce desired results).

                                                 GMO INFLATION INDEXED BOND FUND

PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's annual total returns from year to year for the periods shown, and by comparing the Fund's average annual total returns for different calendar periods with those of a broad-based index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any fees, expenses, or taxes. Past performance (before and after taxes) is not an indication of future performance.


                     ANNUAL TOTAL RETURN/Class III Shares*

                            Years Ending December 31

[BAR GRAPH]

                                                                    INFLATION INDEXED BOND FUND (%)
                                                                    -------------------------------
1998                                                                              4.17
1999                                                                              2.70
2000                                                                             13.32
2001                                                                              8.59
2002                                                                             14.19

                        Highest Quarter: 7.75% (3Q2002)
                        Lowest Quarter: -0.84% (4Q2001)

             Year-to-Date (as of 3/31/03): 2.22%
                         AVERAGE ANNUAL TOTAL RETURNS*
                        Periods Ending December 31, 2002

----------------------------------------------------------------------------
                                  1 YEAR   5 YEARS   10 YEARS   INCEPT.
----------------------------------------------------------------------------
 CLASS III                                                      3/31/97
----------------------------------------------------------------------------
 RETURN BEFORE TAXES              14.19%    8.50%        N/A       7.97%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                   11.43%    6.20%        N/A       5.74%
----------------------------------------------------------------------------
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF FUND
  SHARES                           9.04%    5.73%        N/A       5.33%
----------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. TREASURY
  INFLATION NOTES INDEX           16.57%    8.66%        N/A       8.14%
----------------------------------------------------------------------------

* The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

FEES AND EXPENSES
     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


  ANNUAL FUND OPERATING EXPENSES
  (expenses paid from Fund assets as a percentage of average daily net assets)
  ----------------------------------------------------------------------------------------
  Management fee                                                                   0.10%
  Distribution (12b-1) fee                                                         0.25%
  Other expenses                                                                   0.22%(1,2,3)
  Administration fee                                                               0.20%(4)
  Total annual operating expenses                                                  0.77%(1,2,3)
  Expense reimbursement                                                            0.06%(1,2,3,5)
  Net annual expenses                                                              0.71%(1,2,3)



(1) The Fund may invest in SDCF and has an investment in Alpha LIBOR (see page
64). The amounts indicated above reflect the aggregate of the direct expenses associated with an investment in the Fund, and the indirect operating expenses (excluding all investment-related expenses of SDCF and Alpha LIBOR including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) associated with the Fund's investments in SDCF and Alpha LIBOR. For the fiscal year ended February 28, 2003, the Fund's total indirect net operating expenses and indirect investment-related expenses were less than 0.01% each (based on estimated expenses for SDCF). Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the percentage of the Fund's portfolio invested in SDCF and Alpha LIBOR.


(2) "Other expenses" have been restated to reflect current fees.


(3) Expense ratios reflect the inclusion of interest expense incurred as a result of entering into reverse repurchase agreements. For the fiscal year ended February 28, 2003, net annual operating expenses (before addition of interest expense) and interest expense were 0.56% and 0.15%, respectively.


(4) The administration fee for the Fund is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 5).


(5) The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2004 to the extent that the Fund's total annual operating expenses (excluding the administration fee, distribution (12b-1) fees, expenses incurred indirectly by investment in other Funds of the Trust and certain other expenses described on page 51 of this Prospectus) exceed 0.10% of the Fund's average daily net assets.


EXAMPLE
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                                                              1 YEAR*   3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
Class M                                                         $73      $240      $422       $949


       * After reimbursement

                         DESCRIPTION OF PRINCIPAL RISKS

     The following chart identifies the Principal Risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

----------------------------------------------------------------------------------------------------------------------------
                                       MARKET RISK
                                  ---------------------
                                               FIXED               SMALLER               FOREIGN                  NON-
                                    EQUITY     INCOME   LIQUIDITY  COMPANY  DERIVATIVES INVESTMENT CURRENCY  DIVERSIFICATION
                                  SECURITIES SECURITIES   RISK      RISK       RISK        RISK      RISK         RISK
----------------------------------------------------------------------------------------------------------------------------
 U.S. EQUITY FUNDS
----------------------------------------------------------------------------------------------------------------------------
 U.S. Core Fund                      --                    --                   --
----------------------------------------------------------------------------------------------------------------------------
 Tobacco-Free Core Fund              --                    --                   --
----------------------------------------------------------------------------------------------------------------------------
 Value Fund                          --                    --                   --                                 --
----------------------------------------------------------------------------------------------------------------------------
 Intrinsic Value Fund                --                    --                   --                                 --
----------------------------------------------------------------------------------------------------------------------------
 Growth Fund                         --                    --                   --                                 --
----------------------------------------------------------------------------------------------------------------------------
 Real Estate Fund                    --                    --        --         --                                 --
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUNDS
----------------------------------------------------------------------------------------------------------------------------
 International Disciplined Equity
  Fund                               --                    --                   --          --        --
----------------------------------------------------------------------------------------------------------------------------
 International Intrinsic Value
  Fund                               --                    --                   --          --        --
----------------------------------------------------------------------------------------------------------------------------
 International Growth Fund           --                    --                   --          --        --
----------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International
  Equity Fund                        --                    --                   --          --        --           --
----------------------------------------------------------------------------------------------------------------------------
 Foreign Fund                        --                    --                   --          --        --           --
----------------------------------------------------------------------------------------------------------------------------
 Emerging Countries Fund             --                    --        --         --          --        --           --
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 FIXED INCOME FUNDS
----------------------------------------------------------------------------------------------------------------------------
 Domestic Bond Fund                             --         --                   --                                 --
----------------------------------------------------------------------------------------------------------------------------
 Core Plus Bond Fund                            --         --                   --          --        --           --
----------------------------------------------------------------------------------------------------------------------------
 International Bond Fund                        --         --                   --          --        --           --
----------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International
  Bond Fund                                     --         --                   --          --        --           --
----------------------------------------------------------------------------------------------------------------------------
 Global Bond Fund                               --         --                   --          --        --           --
----------------------------------------------------------------------------------------------------------------------------
 Emerging Country Debt Share Fund               --         --                   --          --        --           --
----------------------------------------------------------------------------------------------------------------------------
 Short-Duration Investment Fund                 --         --                   --                                 --
----------------------------------------------------------------------------------------------------------------------------
 Inflation Indexed Bond Fund                    --         --                   --          --        --           --
----------------------------------------------------------------------------------------------------------------------------

---------------------------------  --------------------------------------------------------------

                                      FOCUSED                CREDIT AND                  FUND OF
                                    INVESTMENT   LEVERAGING COUNTERPARTY   MANAGEMENT     FUNDS
                                       RISK         RISK        RISK          RISK        RISK
---------------------------------  --------------------------------------------------------------
 U.S. EQUITY FUNDS
-----------------------------------------------------------------------------------------------------------
 U.S. Core Fund                         --                       --            --
----------------------------------------------------------------------------------------------------------------------
 Tobacco-Free Core Fund                 --                       --            --
----------------------------------------------------------------------------------------------------------------------------
 Value Fund                             --                       --            --
----------------------------------------------------------------------------------------------------------------------------
 Intrinsic Value Fund                   --                       --            --
----------------------------------------------------------------------------------------------------------------------------
 Growth Fund                            --                       --            --
----------------------------------------------------------------------------------------------------------------------------
 Real Estate Fund                       --                       --            --
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUNDS
----------------------------------------------------------------------------------------------------------------------------
 International Disciplined Equity
  Fund                                  --                       --            --
----------------------------------------------------------------------------------------------------------------------------
 International Intrinsic Value
  Fund                                  --                       --            --
----------------------------------------------------------------------------------------------------------------------------
 International Growth Fund              --                       --            --
----------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International
  Equity Fund                           --                       --            --          --
----------------------------------------------------------------------------------------------------------------------------
 Foreign Fund                           --                       --            --
----------------------------------------------------------------------------------------------------------------------------
 Emerging Countries Fund                --                       --            --
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 FIXED INCOME FUNDS
----------------------------------------------------------------------------------------------------------------------------
 Domestic Bond Fund                     --           --          --            --          --
----------------------------------------------------------------------------------------------------------------------------
 Core Plus Bond Fund                    --           --          --            --          --
----------------------------------------------------------------------------------------------------------------------------
 International Bond Fund                --           --          --            --          --
----------------------------------------------------------------------------------------------------------------------------
 Currency Hedged International
  Bond Fund                             --           --          --            --          --
----------------------------------------------------------------------------------------------------------------------------
 Global Bond Fund                       --           --          --            --          --
----------------------------------------------------------------------------------------------------------------------------
 Emerging Country Debt Share Fund       --           --          --            --          --
----------------------------------------------------------------------------------------------------------------------------
 Short-Duration Investment Fund         --           --          --            --          --
----------------------------------------------------------------------------------------------------------------------------
 Inflation Indexed Bond Fund            --           --          --            --          --
----------------------------------------------------------------------------------------------------------------------------



     Factors that may affect a particular Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. All Funds could be subject to additional risks because the types of investments made by each Fund change over time. The Statement of Additional Information includes more information about the Funds and their investments.


      -- MARKET RISK. All of the Funds are subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by a Fund. General market risks associated with investments in equity and fixed income securities include the following:

     EQUITY SECURITIES. A principal risk of each Fund that has significant exposure to equity securities is that those equity securities will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The values of equity securities may decline for a number of reasons that directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods or services. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

     The U.S. Equity Funds and the International Equity Funds maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance.


     Value Securities Risk. Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates. Since value criteria are used extensively by the Manager across the Funds, these risks apply to all of the equity funds described in this Prospectus. The risks are particularly pronounced for the Value Fund, Intrinsic Value Fund, and International Intrinsic Value Fund, which invest primarily in value securities.

     Growth Securities Risk. Certain equity securities (generally known as "growth securities") are purchased primarily because the Manager believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to general market movements than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall. All of the Funds that invest in equity securities are subject to these risks, but these risks are particularly pronounced for the Growth Fund and the International Growth Fund, which invest primarily in growth securities.

     FIXED INCOME SECURITIES. The value of the Funds' investments in fixed income securities (including bonds, notes and asset-backed securities) will typically change as interest rates fluctuate. During periods of rising interest rates, the values of fixed income securities generally decline. Conversely, during periods of falling interest rates, the values of fixed income securities generally rise.


     This kind of market risk, also called interest rate risk, is generally greater for Funds investing in fixed income securities with longer maturities and portfolios with longer durations. Thus, this risk is greatest for Funds with longer durations (i.e., that invest in fixed income securities with longer maturities), although it is even present, but to a somewhat lesser extent, in the Short-Duration Investment Fund.



     Interest rate risk also depends on the credit quality of a fixed income security. Therefore, the risk is particularly pronounced for the Emerging Country Debt Share Fund, which typically invests most of its assets in lower-rated securities (also called "junk bonds"), which are fixed income securities rated lower than Baa3 by Moody's Investor Service Inc. ("Moody's") or BBB- by Standard and Poor's ("S&P") or determined by the Manager to be of comparable quality to securities so rated. In addition, Domestic Bond Fund, Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, and Inflation Indexed Bond Fund are subject to this risk because these Funds may invest a portion of their assets in lower-rated securities.



     In addition, a related market risk exists for all the Fixed Income Funds, which may invest to a material extent in asset-backed securities. Asset-backed securities include securities backed by pools of automobile loans, educational loans, credit card receivables, secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers or one or more lending banks, or a combination of these bonds and loans. Asset-backed securities are often subject to more rapid prepayment of their principal than their stated maturity would otherwise indicate, as a result of the pass-through of prepayments of principal on the underlying mortgages or assets. Because prepayments generally increase when interest rates fall, Funds that invest in asset-backed securities are subject to the risk that cash flows from securities will have to be reinvested at lower rates. Likewise, since prepayments decrease when interest rates rise, these securities have maturities that tend to be longer when that is least desirable -- when interest rates are rising. In addition, payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. Therefore, asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. From time to time, the Fixed Income Funds may have significant exposure to asset-backed securities secured by one or more specific types of loans and/or bonds (e.g., credit-card receivables). As a result, economic developments adversely affecting a particular type of collateral may harm the performance of these Funds. In addition, certain types of collateral may have strong positive correlations, meaning that different types of collateral may be weakened as a result of similar economic conditions (e.g., an increase in personal bankruptcies could damage the value of asset-backed securities secured by credit card receivables, automobile loans, and educational loans).



     Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. The risks associated with asset-backed securities are particularly pronounced for the Domestic Bond Fund, Global Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Core Plus Bond Fund, Inflation Indexed Bond Fund, and Short-Duration Investment Fund, which invest a significant portion of their assets in these securities.


     Most of the Fixed Income Funds may also invest to a material extent in debt securities paying no interest, such as zero coupon, principal-only and interest-only securities and, to the extent they make such investments, such Funds will be exposed to additional market risk.


     - LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell due to a limited market or to legal restrictions, such that a Fund may be prevented from selling particular securities at the price at which the Fund values them. All of the Funds are subject to liquidity risk. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Liquidity risk may also exist when a Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short sale).

     This risk may be particularly pronounced for Funds such as the Emerging Country Debt Share Fund and Emerging Countries Fund, both of which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

     - SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in smaller, less seasoned companies may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with larger, more established companies.


     - DERIVATIVES RISK. All of the Funds may use derivatives, which are financial contracts whose values depend upon, or are derived from, the values of underlying assets, reference rates, or indices. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indices. The Funds can use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Funds may also use derivatives as a way to adjust efficiently the exposure of the Funds to various securities, markets, and currencies without the Funds' actually having to sell current assets and make new investments. This is generally done because the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of Fund assets and making new investments over time. For a description of the various derivative instruments that may be utilized by the Funds, refer to the Statement of Additional Information.



     The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders. Many derivative instruments also have documentation risk. Because the contract for each over-the-counter ("OTC") derivative transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for a Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty.



     While all the Funds are subject to these risks, the risks of derivatives are particularly pronounced for the Fixed Income Funds, which use derivatives, in particular "synthetic" bonds (created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent or another fixed income security), as a basic component of their investment strategy to gain exposure to fixed income securities and foreign currencies.



     In addition, the Fixed Income Funds may use credit default swap contracts to a significant degree, which also presents derivatives risk. In a credit default swap, one party pays a premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Funds, in particular the GMO Emerging Country Debt Fund, a portfolio of the Trust offered through a separate prospectus, (and thus indirectly the Emerging Country Debt Share Fund) and Core Plus Bond Fund, may use credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally only pay a return to the party that has paid the premium in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps also have documentation risk, as described above.


     - FOREIGN INVESTMENT RISK. Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, and may experience more rapid and extreme changes in value. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect a Fund's investments. In the event of a nationalization, expropriation or other confiscation, a Fund could lose its entire investment in a foreign security.


     All Funds that invest in foreign securities are subject to these risks. These risks are particularly pronounced for the International Equity Funds, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Emerging Country Debt Share Fund, and Inflation Indexed Bond Fund, which may invest a significant portion of their assets in foreign securities. Some of the foreign risks are also applicable to the U.S. Equity Funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S.



     In addition, Funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than Funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both governmental and private issuers); greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers. These risks are particularly pronounced for Emerging Countries Fund and Emerging Country Debt Share Fund, which typically invest a substantial portion of their assets in securities of emerging market issuers. Foreign Fund, which may invest a significant portion of its assets in securities of emerging market issuers, is also subject to increased foreign investment risk.



     - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a Fund's investments. Currency risk includes both the risk that currencies in which a Fund's investments are traded or currencies in which a Fund has taken on an active investment position will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.


     Many of the Funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Many of the Funds may also take active currency positions and may cross-hedge currency exposure represented by its securities into another foreign currency. This may result in a Fund's currency exposure being substantially different than that suggested by its securities investments.


     All Funds that invest or trade in foreign currencies, securities denominated in foreign currencies, or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the International Equity Funds (except for Currency Hedged International Equity Fund), Core Plus Bond Fund, International Bond Fund, Global Bond Fund, and Emerging Country Debt Share Fund, which regularly enter into derivative foreign currency transactions and may take active long and short currency positions through exchange traded and OTC foreign currency transactions for investment purposes. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk, as described below under "Leveraging Risk."



     - NON-DIVERSIFICATION RISK. Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. The Value Fund, Growth Fund, Real Estate Fund, Currency Hedged International Equity Fund, Foreign Fund, Emerging Countries Fund, Intrinsic Value Fund, and all of the Fixed Income Funds are not "diversified" within the meaning of the 1940 Act. This means they are allowed to invest in a relatively small number of issuers and/or foreign currencies with greater concentration of risk. As a result, credit, market, and other risks associated with a Fund's investment strategies or techniques may be more pronounced for these Funds than for funds that are "diversified."



     In addition, each of the Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, and Global Bond Fund may invest a portion of its assets, and Emerging Country Debt Share Fund may invest substantially all of its assets, in shares of the GMO Emerging Country Debt Fund, a portfolio of the Trust offered through a separate prospectus which is not diversified within the meaning of the 1940 Act. All of the Fixed Income Funds may invest without limitation in shares of the GMO Short-Duration Collateral Fund and certain Fixed Income Funds have investments in the GMO Alpha LIBOR Fund; both of these underlying Funds are not diversified within the meaning of the 1940 Act. Please refer to "Investments in GMO Funds Offered Through Separate Prospectuses" on page 64 for information regarding certain risks and other information relating to GMO Emerging Country Debt Fund, GMO Short-Duration Collateral Fund, and GMO Alpha LIBOR Fund.



     - FOCUSED INVESTMENT RISK. Overall risk can be reduced by geographic or industry diversification, and increased by focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another. Therefore, Funds whose investments are focused in particular countries or regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) should only be considered as part of a diversified portfolio including other assets.

     A Fund that focuses its investments in securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. This risk may be particularly pronounced for the Real Estate Fund, which invests a significant portion of its assets in real estate-related industries.



     Similarly, Funds that invest significant portions of their assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments.


     - LEVERAGING RISK. Each Fund's portfolio may be leveraged if it temporarily borrows money to meet redemption requests and/or to settle investment transactions. Also, each Fund may enter into reverse repurchase agreements and invest in other derivatives, which may result in leverage. Leverage may disproportionately increase a Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.


     The net long exposure of each U.S. and International Equity Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) will not exceed 100% of the Fund's net assets. Each U.S. and International Equity Fund may manage certain of its derivatives positions by maintaining an amount of cash or liquid securities equal to the face value of those positions. The U.S. and International Equity Funds also may offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in a portfolio. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged.


     The Fixed Income Funds are not limited with respect to the extent to which derivatives may be used or with respect to the absolute face value of their derivative positions. As a result, the Fixed Income Funds may be leveraged if measured in terms of aggregate exposure of their assets. However, the Manager seeks to manage the effective market exposure of each of these Funds by controlling the projected tracking error relative to each Fund's benchmark.


     - CREDIT AND COUNTERPARTY RISK. This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of the Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.



     Credit risk associated with investments in fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Funds that invest in fixed income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Fund's share price and income level. Nearly all fixed income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their sub-divisions or instrumentalities. Even certain U.S. Government securities are subject to credit risk. Additional risk exists where there is no rating for the fixed income security and the Manager has to assess the risk subjectively. In addition, asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to certain additional risks, including the risk that the obligors of the underlying assets default on payment of those assets. See "Market Risk -- Fixed Income Securities" above for a discussion of these risks and the Funds for which the risks associated with asset-backed securities are particularly pronounced.



     Funds that invest in lower-rated securities (also called junk bonds), which are fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P or determined by the Manager to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Lower-rated securities offer the potential for higher investment returns than higher-rated securities, but they carry a higher degree of credit risk and their issuers' continuing ability to meet principal and interest payments is considered speculative. Lower-rated securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities. Accordingly, Emerging Country Debt Share Fund, which typically invests most of its assets in lower-rated securities, may be subject to substantial credit risk. The Funds listed in "Market Risk -- Fixed Income Securities" above that may invest a portion of their assets in lower-rated securities are also subject to increased credit risk.



     In addition, all of the Funds are exposed to credit risk because they may generally make use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and because they may engage to a significant extent in the lending of Fund securities or use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. A Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions. This type of counterparty risk is generally more pronounced for Emerging Country Debt Fund and Core Plus Bond Fund, which invest in OTC derivatives with longer durations and may have greater exposure to any one counterparty.

     - MANAGEMENT RISK. Each Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results. The Manager may also fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities, foreign equities, or emerging country debt. The Manager may exercise investment discretion for certain and, in some cases, substantially all of the accounts investing in certain Funds. In addition, historically, the Manager, from time to time, has caused certain Funds to make substantial investments (e.g., 50%-95% of a Fund's assets) in other Funds.



     - FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in other GMO Funds are exposed to the risk that one or more underlying Funds will not perform as expected or will underperform other similar funds. These Funds will also indirectly be exposed to all of the risks of an investment in the underlying Funds. In addition, they will indirectly bear a proportionate share of the Total Operating Expenses (including investment management, custody, transfer agency, audit, and other Fund expenses) of the Funds in which they invest, as well as any purchase premiums or redemption fees charged by such underlying Funds subject to certain Funds' specific fee and expense reimbursement arrangements with the Manager (see "Fees and Expenses" for Currency Hedged International Equity Fund and certain Funds which invest in GMO Short-Duration Collateral Fund, GMO Alpha LIBOR Fund, and/or GMO Emerging Country Debt Fund). Since the Manager will receive fees from the underlying Funds, the Manager has a financial incentive to invest the assets of the Funds which invest in other GMO Funds in underlying Funds with higher fees, despite the investment interests of those Funds which invest in GMO Funds. The Manager is legally obligated to disregard that incentive in selecting shares of the underlying Funds.

                            MANAGEMENT OF THE TRUST


     GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the GMO Funds. GMO is a private company, founded in 1977. As of May 31, 2003, GMO managed more than $30 billion for institutional investors such as pension plans, endowments, foundations, and the GMO Funds.



     Subject to the approval of the Trust's Board of Trustees, the Manager establishes and modifies when necessary the investment strategies of the Funds. In addition to its management services to the Funds, the Manager administers the Funds' business affairs.


     Class M shares of each Fund pay the Manager an administration fee, which is used by the Manager to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where shares of each Fund may be purchased.

     For the fiscal year ended February 28, 2003, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements), the percentages of each Fund's average daily net assets as described in the table below.


                                         % OF AVERAGE
FUND                                      NET ASSETS
----                                     ------------
U.S. Core Fund                               0.30%
Tobacco-Free Core Fund                       0.29%
Value Fund                                   0.39%
Intrinsic Value Fund                         0.18%
Growth Fund                                  0.24%
Real Estate Fund                             0.50%
International Disciplined Equity Fund        0.01%
International Intrinsic Value Fund           0.44%
International Growth Fund                    0.32%
Currency Hedged International Equity
  Fund                                       0.00%



                                         % OF AVERAGE
FUND                                      NET ASSETS
----                                     ------------
Foreign Fund                                 0.51%
Emerging Countries Fund                      0.34%
Domestic Bond Fund                           0.05%
Core Plus Bond Fund                          0.17%
International Bond Fund                      0.14%
Currency Hedged International Bond Fund      0.00%
Global Bond Fund                             0.11%
Emerging Country Debt Share Fund                *
Short-Duration Investment Fund               0.00%
Inflation Indexed Bond Fund                  0.04%



* This Fund does not charge a management fee directly, but indirectly bears the management fee charged by the underlying Fund in which it invests.


     Day-to-day management of each Fund is the responsibility of one of several divisions comprised of investment professionals associated with the Manager, and no one person is primarily responsible for making recommendations to any investment division. The table below identifies the investment divisions and the Funds for which they are responsible.


  ---------------------------------------------------------------------------------------------------
          INVESTMENT DIVISION                              PRIMARY RESPONSIBILITIES
  ---------------------------------------------------------------------------------------------------
   U.S. Quantitative                     U.S. Equity Funds (except Value Fund and Real Estate Fund)
  ---------------------------------------------------------------------------------------------------
   U.S. Active                           Value Fund, Real Estate Fund
  ---------------------------------------------------------------------------------------------------
   International Quantitative            International Equity Funds (except Foreign Fund and Emerging
                                         Countries Fund)
  ---------------------------------------------------------------------------------------------------
   International Active                  Foreign Fund
  ---------------------------------------------------------------------------------------------------
   Emerging Markets                      Emerging Countries Fund
  ---------------------------------------------------------------------------------------------------
   Fixed Income                          Fixed Income Funds
  ---------------------------------------------------------------------------------------------------


OTHER CLASSES OF GMO TRUST SHARES


     This Prospectus offers only Class M shares of certain Funds of the Trust. Information about other classes of shares (and other Funds offered by the Trust) is contained in separate prospectuses. Principal features of these other classes include substantial minimum investment requirements (typically $5,000,000 or higher) and lower fee and expense levels. Class M shareholders do not have the right to convert Class M shares into, or exchange Class M shares for, other classes of shares.


CUSTODIANS

     Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serve as the Trust's custodians on behalf of the Funds.

TRANSFER AGENT

     IBT serves as the Trust's transfer agent on behalf of the Funds.

EXPENSE REIMBURSEMENT


     As more fully described in each Fund's "Fees and expenses" table, the Manager has contractually agreed to reimburse certain Funds of the Trust with respect to certain expenses through at least June 30, 2004. The following expenses are specifically excluded from the Manager's reimbursement obligation: the administration fee, distribution (12b-1) fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense (except with respect to the Emerging Countries
Fund), and transfer taxes.


                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. A Fund may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell such security is received by that Fund. A Fund's Class M per share net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets attributable to its Class M shares, less any liabilities attributable to its Class M shares, by the total outstanding Class M shares of the Fund. The market value of the Fund's investments is generally determined as follows:

Exchange listed securities

     - Last sale price or

     - Official closing price or

     - Most recent bid price (if no reported sale or official closing price) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and what their intended disposition is

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (except for options written by a Fund) (includes bonds, loans, structured notes)

     - Closing bid supplied by a primary pricing source chosen by the Manager

Options written by a Fund

     - Most recent ask price

All other assets and securities (if no quotations are readily available)

     - Fair value as determined in good faith by the Trustees or persons acting at their direction

        -- In certain cases, a significant percentage of a Fund's assets may be "fair valued." The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, and other news events. Although the goal of fair valuation is to determine the amount which the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different than the value realized upon such asset's sale.

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold.


     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value. Fluctuations in values of foreign currencies in relation to the U.S. dollar will affect the net asset value of shares of the Funds even though there has not been any change in the values of such securities measured in terms of the foreign currencies in which they are denominated.


     Foreign exchanges and securities markets usually close prior to the time the NYSE closes and values of foreign options and foreign securities will be determined as of those earlier closings. Events affecting the values of foreign securities may occasionally occur between the earlier closings and the closing of the NYSE which will not be reflected in the computation of the Funds' net asset value. If an event materially affecting the value of foreign securities occurs during that period, then those securities may be valued at fair value as determined in good faith by the Trustees or persons acting at their direction. In addition, because certain Funds hold portfolio securities listed on foreign exchanges which may trade on days on which the NYSE is closed, the net asset value of those Funds' shares may be significantly affected on days when investors will have no ability to redeem their shares in those Funds.

                             HOW TO PURCHASE SHARES

     A Fund's Class M shares may be purchased through certain brokers and agents who are authorized to accept purchase and redemption orders on the Funds' behalf. For instructions on purchasing shares or to obtain a purchase order form, please contact the broker or agent from whom this Prospectus was received.


     PURCHASE POLICIES. The purchase price of a share of any Fund is the net asset value per share next determined after the purchase order is received by the Trust's agent. Purchase order forms received by the Trust's agent after 4:00 p.m. (Eastern time) will be honored on the next following business day, and the purchase price will be effected based on the net asset value per share computed on that day. The Trust and its agent reserve the right to reject any order. In addition, one or more Funds may temporarily or permanently close to some or all new subscriptions and/or additional investments from existing shareholders.


     DISTRIBUTION AND SERVICE (12b-1) PLAN. Each Fund has adopted a distribution plan to pay for the sale and distribution of Class M shares and for services provided to Class M shareholders. The plan provides for payments at annual rates not to exceed 1.00% of each Fund's average daily net assets attributable to its Class M shares. The Trustees currently limit payments on Class M shares under the Plan to 0.25% of each Fund's average daily net assets attributable to its Class M shares. Because these fees are paid out of Fund assets on an ongoing basis, these fees will increase the cost of your investment and may cost you more over time than paying other types of sales charges.

                              HOW TO REDEEM SHARES

     Shares of a Fund may be redeemed on any day when the NYSE is open for business. For instructions on redeeming shares, please contact the broker or agent from whom this Prospectus was received.

     REDEMPTION POLICIES. Payment on redemption will be made as promptly as possible (generally on the next business day) and no later than seven days (subject to the exceptions noted below) after the request for redemption is received by the Trust's agent in "good order."

     A redemption request is in "good order" if it:

     - is signed exactly in accordance with the form of registration;

     - includes the exact name in which the shares are registered;

     - includes the investor's account number; and

     - includes the number of shares or the dollar amount of shares to be redeemed.

     If the redemption request is received in "good order" prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price is the net asset value per share determined on that day. If the redemption request is received in "good order" but after the close of regular trading on the NYSE, the redemption price is the net asset value per share determined on the next business day.

     Each Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed for other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for a Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for the protection of investors.


     Pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem unilaterally at any time any shareholder of any Fund if at such time the shareholder owns shares of any Fund or class thereof (including Class M shares) having an aggregate net asset value of less than an amount determined from time to time by the Trustees. The Trustees currently have not determined a minimum amount for any of the Funds.

                            DISTRIBUTIONS AND TAXES


     The policy of each U.S. Equity Fund (except for the Real Estate Fund), the Short-Duration Investment Fund and the Domestic Bond Fund is to declare and pay distributions of its dividends and interest quarterly. The policy of each other Fund is to declare and pay distributions of its dividends, interest and foreign currency gains semi-annually. Each Fund also intends to distribute net gains from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) and net gains from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains) at least annually. Each Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.


     All dividends and/or distributions will be paid in shares of the relevant Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the purchase order form.

It is important for you to note:


     - For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable to shareholders as ordinary income.



     - For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. The Fixed Income Funds do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.



     - Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.



     - Distributions by a Fund are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment in a Fund (and accordingly such income or gains were included in the price the shareholder paid for shares in a Fund). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder's sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as capital gain.


     - A Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains which will decrease the Fund's yield. In certain instances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.


     - A Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed and mortgage-backed securities, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation-indexed bonds) may increase or accelerate a Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of a Fund's distributions and may cause a Fund to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.


     - A Fund's use of derivatives may increase the amount of taxes payable by its shareholders.


     - Investments by Currency Hedged International Equity Fund and the investments by certain Funds in GMO Short-Duration Collateral Fund, GMO Alpha LIBOR Fund and/or GMO Emerging Country Debt Fund could affect the amount, timing and character of distributions. See "Taxes -- Taxation Implications of Certain Investments" in the Statement of Additional Information.



     The above is a general summary of the principal federal income tax consequences of investing in a Fund for shareholders who are U.S. citizens, residents or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in a Fund in light of your particular tax situation, including possible foreign, state, local or other applicable tax laws (including the federal alternative minimum tax).

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

The financial highlight tables are intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the Statement of Additional Information and available upon request. Information is presented for each Fund, and class of shares thereof, which had investment operations during the reporting periods and is currently being offered.


As of the year ended February 28, 2003, five Funds, U.S. Core Fund, Growth Fund, Emerging Countries Fund, Foreign Fund, and Value Fund, offered Class M Shares. The financial highlights shown for these five Funds are for a Class M Share outstanding from the period covering each Fund's date of commencement of operations to February 28, 2003. For all other Funds, the financial highlights shown are for a Class III Share outstanding throughout each relevant period. Class III Shares of each Fund are offered through a separate prospectus.



U.S. EQUITY FUNDS

-------------------------


U.S. CORE FUND



                                                                  CLASS M SHARES
                                                              ----------------------
                                                                   PERIOD FROM
                                                                  APRIL 15, 2002
                                                                  (COMMENCEMENT
                                                              OF OPERATIONS) THROUGH
                                                                FEBRUARY 28, 2003
                                                              ----------------------
Net asset value, beginning of period........................         $ 12.89
                                                                     -------
Income from investment operations:
  Net investment income.....................................            0.11+
  Net realized and unrealized gain (loss)...................           (2.94)
                                                                     -------
    Total from investment operations........................           (2.83)
                                                                     -------
Less distributions to shareholders:
  From net investment income................................           (0.10)
                                                                     -------
    Total distributions.....................................           (0.10)
                                                                     -------
Net asset value, end of period..............................         $  9.96
                                                                     =======
Total Return(a).............................................          (22.03)%++
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................         $60,242
  Net expenses to average daily net assets..................            0.78%*
  Net investment income to average daily net assets.........            1.18%*
  Portfolio turnover rate...................................              74%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................            0.03%*



(a)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


*  Annualized.


+  Computed using average shares outstanding throughout the period.


++ Not Annualized.



TOBACCO-FREE CORE FUND



                                                           CLASS III SHARES
                                   ----------------------------------------------------------------
                                                      YEAR ENDED FEBRUARY 28/29,
                                   ----------------------------------------------------------------
                                     2003          2002          2001          2000          1999
                                   --------      --------      --------      --------      --------
Net asset value, beginning of
  period......................     $  11.23      $  12.29      $  14.35      $  14.26      $  14.05
                                   --------      --------      --------      --------      --------
Income from investment
  operations:
  Net investment income.......         0.12+         0.15+         0.17+         0.20          0.18
  Net realized and unrealized
    gain (loss)...............        (2.55)        (1.07)        (0.20)         1.94          1.99
                                   --------      --------      --------      --------      --------
    Total from investment
      operations..............        (2.43)        (0.92)        (0.03)++       2.14          2.17
                                   --------      --------      --------      --------      --------
Less distributions to
  shareholders:
  From net investment
    income....................        (0.11)        (0.14)        (0.19)        (0.19)        (0.19)
  From net realized gains.....        --            --            (1.84)        (1.86)        (1.77)
                                   --------      --------      --------      --------      --------
    Total distributions.......        (0.11)        (0.14)        (2.03)        (2.05)        (1.96)
                                   --------      --------      --------      --------      --------
Net asset value, end of
  period......................     $   8.69      $  11.23      $  12.29      $  14.35      $  14.26
                                   ========      ========      ========      ========      ========
Total Return(a)...............       (21.69)%       (7.53)%       (0.83)%       15.10%        16.29%
Ratios/Supplemental Data:
  Net assets, end of period
    (000's)...................     $163,025      $133,203      $260,432      $321,786      $227,158
  Net expenses to average
    daily net assets..........         0.48%         0.48%         0.48%         0.48%         0.48%
  Net investment income to
    average daily net
    assets....................         1.26%         1.24%         1.20%         1.34%         1.35%
  Portfolio turnover rate.....           62%           85%           82%          108%           77%
  Fees and expenses reimbursed
    by the Manager to average
    daily net assets..........         0.04%         0.03%         0.05%         0.05%         0.25%



(a)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

+  Computed using average shares outstanding throughout the period.
++ The amount shown for a share outstanding does not correspond with the net increase in net assets from operations due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

VALUE FUND


                                                       CLASS M SHARES
                                         -------------------------------------------
                                                                   PERIOD FROM
                                                                 JANUARY 10, 2002
                                                                  (COMMENCEMENT
                                            YEAR ENDED        OF OPERATIONS) THROUGH
                                         FEBRUARY 28, 2003      FEBRUARY 28, 2002
                                         -----------------    ----------------------
Net asset value, beginning of period...       $  8.82                 $ 9.06
                                              -------                 ------
Income from investment operations:
  Net investment income................          0.12                   0.01
  Net realized and unrealized gain
    (loss).............................         (2.10)                 (0.25)
                                              -------                 ------
    Total from investment operations...         (1.98)                 (0.24)
                                              -------                 ------
Less distributions to shareholders:
  From net investment income...........         (0.12)              --
                                              -------                 ------
    Total distributions................         (0.12)              --
                                              -------                 ------
Net asset value, end of period.........       $  6.72                 $ 8.82
                                              =======                 ======
Total Return(a)........................        (22.56)%                (2.65)%+
Ratios/Supplemental Data:
  Net assets, end of period (000's)....       $ 6,444                 $  486
  Net expenses to average daily net
    assets.............................          0.92%                  0.91%*
  Net investment income to average
    daily net assets...................          1.46%                  1.52%*
  Portfolio turnover rate..............           100%                    95%
  Fees and expenses reimbursed by the
    Manager to average daily net
    assets.............................          0.07%                  0.06%*



(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


*  Annualized.


+  Not annualized.


INTRINSIC VALUE FUND


                                                                                   CLASS III SHARES
                                                              ----------------------------------------------------------
                                                                                                       PERIOD FROM
                                                                        YEAR ENDED                    AUGUST 2, 1999
                                                                       FEBRUARY 28,                   (COMMENCEMENT
                                                              -------------------------------     OF OPERATIONS) THROUGH
                                                               2003        2002        2001         FEBRUARY 29, 2000
                                                              -------     -------     -------     ----------------------
Net asset value, beginning of period........................  $ 10.73     $ 10.84     $  8.79            $ 10.00
                                                              -------     -------     -------            -------
Income from investment operations:
  Net investment income.....................................     0.15+       0.18+       0.20               0.11+
  Net realized and unrealized gain (loss)...................    (2.36)       0.05        2.06              (1.24)
                                                              -------     -------     -------            -------
        Total from investment operations....................    (2.21)       0.23        2.26              (1.13)
                                                              -------     -------     -------            -------
Less distributions to shareholders:
  From net investment income................................    (0.15)      (0.20)      (0.14)             (0.08)
  From net realized gains...................................    (0.32)      (0.14)      (0.07)                --
                                                              -------     -------     -------            -------
        Total distributions.................................    (0.47)      (0.34)      (0.21)             (0.08)
                                                              -------     -------     -------            -------
Net asset value, end of period..............................  $  8.05     $ 10.73     $ 10.84            $  8.79
                                                              =======     =======     =======            =======
Total Return(a).............................................   (21.05)%      2.16%      26.00%            (11.36)%++
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $61,923     $97,622     $50,864            $38,650
  Net expenses to average daily net assets..................     0.48%       0.48%       0.48%              0.48%**
  Net investment income to average daily net assets.........     1.56%       1.67%       2.04%              1.94%**
  Portfolio turnover rate...................................      114%         61%         89%                26%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................     0.15%       0.09%       0.17%              0.25%**



(a) The total return would have been lower had certain expenses not been reimbursed during the period shown.


** Annualized.


+  Computed using average shares outstanding throughout the period.


++ Not annualized.

                              FINANCIAL HIGHLIGHTS

                (For a Share outstanding throughout each period)

GROWTH FUND


                                                                  CLASS M SHARES
                                                              ----------------------
                                                                   PERIOD FROM
                                                                SEPTEMBER 11, 2002
                                                                  (COMMENCEMENT
                                                              OF OPERATIONS) THROUGH
                                                                FEBRUARY 28, 2003
                                                              ----------------------
Net asset value, beginning of period........................         $ 15.27
                                                                     -------
Income from investment operations:
  Net investment income.....................................            0.04
  Net realized and unrealized gain (loss)...................           (1.01)
                                                                     -------
    Total from investment operations........................           (0.97)
                                                                     -------
Less distributions to shareholders:
  From net investment income................................           (0.05)
                                                                     -------
    Total distributions.....................................           (0.05)
                                                                     -------
Net asset value, end of period..............................         $ 14.25
                                                                     =======
Total Return(a).............................................           (6.31)%++
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................         $20,306
  Net expenses to average daily net assets..................            0.78%*
  Net investment income to average daily net assets.........            0.51%*
  Portfolio turnover rate...................................              72%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................            0.09%*



(a) The total return would have been lower had certain expenses not been reimbursed during the period shown.


*  Annualized.


++ Not annualized.


REAL ESTATE FUND*


                                                                                       CLASS III SHARES
                                                                 ------------------------------------------------------------
                                                                                  YEAR ENDED FEBRUARY 28/29,
                                                                 ------------------------------------------------------------
                                                                   2003         2002         2001         2000         1999
                                                                 --------     --------     --------     --------     --------
Net asset value, beginning of period........................     $  11.17     $  10.31     $   8.26     $   9.13     $  12.92
                                                                 --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income.....................................         0.50+        0.56+        0.60         0.51+        0.51+
  Net realized and unrealized gain (loss)...................        (0.71)        0.84         1.92        (0.87)       (3.36)
                                                                 --------     --------     --------     --------     --------
    Total from investment operations........................        (0.21)        1.40         2.52        (0.36)       (2.85)
                                                                 --------     --------     --------     --------     --------
Less distributions to shareholders:
  From net investment income................................        (0.47)       (0.54)       (0.47)       (0.51)       (0.19)
  From net realized gains...................................        --           --           --           --           (0.75)
                                                                 --------     --------     --------     --------     --------
    Total distributions.....................................        (0.47)       (0.54)       (0.47)       (0.51)       (0.94)
                                                                 --------     --------     --------     --------     --------
Net asset value, end of period..............................     $  10.49     $  11.17     $  10.31     $   8.26     $   9.13
                                                                 ========     ========     ========     ========     ========
Total Return(a).............................................        (2.16)%      13.73%       30.86%       (4.69)%     (23.27)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................     $142,256     $192,606     $133,420     $120,508     $143,129
  Net expenses to average daily net assets..................         0.69%        0.69%        0.69%        0.69%        0.69%
  Net investment income to average daily net assets.........         4.47%        5.18%        5.85%        5.64%        4.60%
  Portfolio turnover rate...................................           61%           6%          11%          13%          59%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................         0.04%        0.05%        0.05%        0.06%        0.26%



(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


+  Computed using average shares outstanding throughout the period.

* Effective June 30, 2002, the "GMO REIT Fund" was renamed the "GMO Real Estate Fund."

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

INTERNATIONAL EQUITY FUNDS
------------------------------------------

INTERNATIONAL DISCIPLINED EQUITY FUND


                                                                           CLASS III SHARES
                                                              ------------------------------------------
                                                                                       PERIOD FROM
                                                                                     JANUARY 29, 2002
                                                                                      (COMMENCEMENT
                                                                 YEAR ENDED       OF OPERATIONS) THROUGH
                                                              FEBRUARY 28, 2003     FEBRUARY 28, 2002
                                                              -----------------   ----------------------
Net asset value, beginning of period........................       $ 20.40               $ 20.00
                                                                   -------               -------
Income from investment operations:
  Net investment income+....................................          0.37                  0.02
  Net realized and unrealized gain (loss)...................         (2.03)                 0.38
                                                                   -------               -------
    Total from investment operations........................         (1.66)                 0.40
                                                                   -------               -------
Less distributions to shareholders:
  From net investment income................................         (0.70)                   --
                                                                   -------               -------
    Total distributions.....................................         (0.70)                   --
                                                                   -------               -------
Net asset value, end of period..............................       $ 18.04               $ 20.40
                                                                   =======               =======
Total Return(a).............................................         (8.28)%                2.00%**
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................       $68,047               $47,081
  Net expenses to average daily net assets..................          0.55%                 0.55%*
  Net investment income to average daily net assets.........          1.82%                 1.56%*
  Portfolio turnover rate...................................            64%                    0%(b)
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................          0.39%                 1.89%*



*  Annualized.


** Not annualized.


+  Computed using average shares outstanding throughout the period.


(a) Total return would have been lower had certain expenses not been reimbursed during the period shown.


(b) Portfolio turnover rate was less than 1%.


INTERNATIONAL INTRINSIC VALUE FUND*


                                                                                       CLASS III SHARES
                                                             --------------------------------------------------------------------
                                                                                 YEARS ENDED FEBRUARY 28/29,
                                                             --------------------------------------------------------------------
                                                               2003          2002           2001           2000           1999
                                                             --------     ----------     ----------     ----------     ----------
Net asset value, beginning of period....................     $  17.50     $    20.37     $    20.91     $    20.38     $    23.20
                                                             --------     ----------     ----------     ----------     ----------
Income (loss) from investment operations:
  Net investment income(b)..............................         0.40           0.44           0.44           0.47           0.42
  Net realized and unrealized gain (loss)...............        (1.08)         (2.59)          1.09           1.28          (0.47)
                                                             --------     ----------     ----------     ----------     ----------
    Total from investment operations....................        (0.68)         (2.15)          1.53           1.75          (0.05)
                                                             --------     ----------     ----------     ----------     ----------
Less distributions to shareholders:
  From net investment income............................        (0.69)         (0.72)         (0.23)         (0.56)         (0.49)
  From net realized gains...............................           --             --          (1.84)         (0.66)         (2.28)
                                                             --------     ----------     ----------     ----------     ----------
    Total distributions.................................        (0.69)         (0.72)         (2.07)         (1.22)         (2.77)
                                                             --------     ----------     ----------     ----------     ----------
Net asset value, end of period..........................     $  16.13     $    17.50     $    20.37     $    20.91     $    20.38
                                                             ========     ==========     ==========     ==========     ==========
Total Return(a).........................................        (4.05)%       (10.60)%         7.32%          8.20%        (0.68)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).....................     $845,997     $1,053,104     $1,280,603     $1,799,929     $1,998,447
  Net expenses to average daily net assets..............         0.69%          0.69%          0.69%          0.69%          0.69%
  Net investment income to average daily net assets.....         2.26%          2.37%          2.07%          2.09%          1.84%
  Portfolio turnover rate...............................           51%            51%            31%            53%            60%
  Fees and expenses reimbursed by the Manager to average
    daily net assets....................................         0.10%          0.10%          0.08%          0.09%          0.28%



(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(b) Computed using average shares outstanding throughout the period.

* Effective February 1, 2001, the "GMO International Core Fund" was renamed the "GMO International Intrinsic Value Fund."

                              FINANCIAL HIGHLIGHTS


                (For a Share outstanding throughout each period)


INTERNATIONAL GROWTH FUND


                                                                           CLASS III SHARES
                                                              ------------------------------------------
                                                                                       PERIOD FROM
                                                                                    NOVEMBER 30, 2001
                                                                                      (COMMENCEMENT
                                                                 YEAR ENDED       OF OPERATIONS) THROUGH
                                                              FEBRUARY 28, 2003     FEBRUARY 28, 2002
                                                              -----------------   ----------------------
Net asset value, beginning of period........................      $  19.65               $ 20.00
                                                                  --------               -------
Income from investment operations:
  Net investment income(b)..................................          0.25                  0.01
  Net realized and unrealized gain (loss)...................         (2.46)                (0.36)
                                                                  --------               -------
    Total from investment operations........................         (2.21)                (0.35)
                                                                  --------               -------
Less distributions to shareholders:
  From net investment income................................         (0.61)                   --
                                                                  --------               -------
    Total distributions.....................................         (0.61)                   --
                                                                  --------               -------
Net asset value, end of period..............................      $  16.83               $ 19.65
                                                                  ========               =======
Total Return(a).............................................        (11.40)%               (1.75)%**
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................      $178,804               $84,884
  Net expenses to average daily net assets..................          0.69%                 0.69%*
  Net investment income to average daily net assets.........          1.32%                 0.36%*
  Portfolio turnover rate...................................            78%                   15%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................          0.22%                 0.65%*



*  Annualized.


** Not annualized.


(a) The total return would have been lower had certain expenses not been reimbursed during the period shown.


(b) Computed using average shares outstanding throughout the period.


CURRENCY HEDGED INTERNATIONAL EQUITY FUND*


                                                                                       CLASS III SHARES
                                                                 -------------------------------------------------------------
                                                                                  YEAR ENDED FEBRUARY 28/29,
                                                                 -------------------------------------------------------------
                                                                  2003           2002           2001        2000        1999
                                                                 -------        -------        -------     -------     -------
Net asset value, beginning of period........................     $  7.14        $  9.25        $ 10.04     $  9.28     $ 11.92
                                                                 -------        -------        -------     -------     -------
Income from investment operations:
  Net investment income(e)..................................        0.22(d)        0.46(d)        0.23        0.23        0.23
  Net realized and unrealized gain (loss)...................       (1.55)         (1.00)          1.34        1.26       (0.36)(b)
                                                                 -------        -------        -------     -------     -------
    Total from investment operations........................       (1.33)         (0.54)          1.57        1.49       (0.13)
                                                                 -------        -------        -------     -------     -------
Less distributions to shareholders:
  From net investment income................................       (0.27)         (1.53)         (0.21)      (0.42)      (0.29)
  From net realized gains...................................          --          (0.04)         (2.15)      (0.31)      (2.22)
                                                                 -------        -------        -------     -------     -------
    Total distributions.....................................       (0.27)         (1.57)         (2.36)      (0.73)      (2.51)
                                                                 -------        -------        -------     -------     -------
Net asset value, end of period..............................     $  5.54        $  7.14        $  9.25     $ 10.04     $  9.28
                                                                 =======        =======        =======     =======     =======
Total Return(a).............................................      (19.53)%        (5.38)%        16.69%      15.86%      (1.84)%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................     $28,923        $37,581        $49,332     $75,054     $97,450
  Net expenses to average daily net assets..................        0.06%(c)       0.31%(c)       0.69%       0.69%       0.69%
  Net investment income to average daily net assets.........        3.32%(d)       5.33%(d)       2.23%       2.25%       2.07%
  Portfolio turnover rate...................................          90%           120%            39%         68%         68%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................        1.32%          0.79%          0.38%       0.33%       0.42%



(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(b) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments for the year ended February 28, 1999 due to timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.


(c) On July 3, 2001, the Fund began to invest a substantial portion of its assets in other Funds of GMO Trust and revised its reimbursement. Net expenses exclude expenses incurred indirectly through investment in underlying Funds.


(d) Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying Funds in which the fund invests.


(e) Computed using average shares outstanding throughout the period.

* Effective February 1, 2001, the "GMO Currency Hedged International Core Fund" was renamed the "GMO Currency Hedged International Equity Fund."

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

FOREIGN FUND


                                                                          CLASS M SHARES
                                                                -----------------------------------
                                                                                    PERIOD FROM
                                                                                 JANUARY 25, 2002
                                                                 YEAR ENDED      (COMMENCEMENT OF
                                                                FEBRUARY 28,    OPERATIONS) THROUGH
                                                                    2003         FEBRUARY 28, 2002
                                                                ------------    -------------------
Net asset value, beginning of period........................       $ 9.93              $9.85
                                                                   ------              -----
Income from investment operations:
  Net investment income(b)..................................         0.05               0.00(c)
  Net realized and unrealized gain (loss)...................        (0.93)              0.08
                                                                   ------              -----
    Total from investment operations........................        (0.88)              0.08
                                                                   ------              -----
Less distributions to shareholders:
  From net investment income................................        (0.19)           --
  From net realized gains...................................       --                --
                                                                   ------              -----
    Total distributions.....................................        (0.19)           --
                                                                   ------              -----
Net asset value, end of period..............................       $ 8.86              $9.93
                                                                   ======              =====
Total Return(a).............................................        (9.09)%             0.81%**
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................       $4,449              $   1
  Net expenses to average daily net assets..................         1.06%              1.05%*
  Net investment income to average daily net assets.........         0.55%              0.35%*
  Portfolio turnover rate...................................           22%                22%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................         0.10%              0.09%*



*  Annualized.


** Not annualized.


(a)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(b)Computed using average shares outstanding throughout the period.


(c)Net investment income earned was less than $.01 per share.



EMERGING COUNTRIES FUND+



                                                                CLASS M SHARES
                                                              -------------------
                                                                  PERIOD FROM
                                                                 JULY 9, 2002
                                                               (COMMENCEMENT OF
                                                              OPERATIONS) THROUGH
                                                               FEBRUARY 28, 2003
                                                              -------------------
Net asset value, beginning of period........................        $  9.85
                                                                    -------
Income from investment operations:
  Net investment income.....................................           0.01
  Net realized and unrealized loss..........................          (1.35)
                                                                    -------
    Total from investment operations........................          (1.34)
                                                                    -------
Net asset value, end of period..............................        $  8.51
                                                                    =======
Total Return(a).............................................         (13.60)%**
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................        $   579
  Net expenses to average daily net assets..................           1.57%*
  Net investment income to average daily net assets.........           0.20%*
  Portfolio turnover rate...................................            108%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................           0.41%*



*  Annualized.


** Not annualized.


(a)The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


+ Effective April 1, 2002, the "GMO Evolving Countries Fund" was renamed the "GMO Emerging Countries Fund."

                              FINANCIAL HIGHLIGHTS


                (For a Share outstanding throughout each period)


FIXED INCOME FUNDS
-----------------------------


DOMESTIC BOND FUND

                                                                                     CLASS III SHARES
                                                          -----------------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28/29,
                                                          -----------------------------------------------------------------------
                                                            2003        2002           2001(C)            2000            1999
                                                          --------    --------         --------         --------        --------
Net asset value, beginning of period....................  $   9.68    $   9.98         $   9.23         $   9.65        $  10.26
                                                          --------    --------         --------         --------        --------
Income from investment operations:
  Net investment income(d)..............................      0.25+       0.43+            0.61+            0.60            0.68
  Net realized and unrealized gain (loss)...............      0.83        0.20             0.72            (0.42)          (0.15)
                                                          --------    --------         --------         --------        --------
    Total from investment operations....................      1.08        0.63             1.33             0.18            0.53
                                                          --------    --------         --------         --------        --------
Less distributions to shareholders:
  From net investment income............................     (0.27)      (0.50)           (0.58)           (0.58)          (0.68)
  From net realized gains...............................     (0.41)      (0.43)              --            (0.02)          (0.46)
                                                          --------    --------         --------         --------        --------
    Total distributions.................................     (0.68)      (0.93)           (0.58)           (0.60)          (1.14)
                                                          --------    --------         --------         --------        --------
Net asset value, end of period..........................  $  10.08    $   9.68         $   9.98         $   9.23        $   9.65
                                                          ========    ========         ========         ========        ========
Total Return(a).........................................     11.43%       6.62%           14.91%            2.03%           5.03%
Ratios/Supplemental Data:
  Net assets, end of period (000's).....................  $113,223    $155,000         $170,534         $164,457        $175,071
  Net operating expenses to average daily net assets....      0.25%       0.25%            0.25%            0.25%           0.25%
  Interest expense to average daily net assets..........     --          --                0.07%            0.19%           0.02%
  Total net expenses to average daily net assets(e).....      0.25%       0.25%            0.32%(b)         0.44%(b)        0.27%(b)
  Net investment income to average daily net
    assets(d)...........................................      2.57%       4.35%            6.41%            5.85%           6.21%
  Portfolio turnover rate...............................        71%         19%              65%              20%             17%
  Fees and expenses reimbursed by the Manager to average
    daily net assets....................................      0.05%       0.05%            0.05%            0.05%           0.19%



(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(b) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.


(c) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to increase net investment income per share by $0.001, decrease net realized and unrealized gains and losses per share by $0.001 and increase the ratio of net investment income to average net assets from 6.40% to 6.41%. Per share data and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.


(d) Net investment income is affected by timing of the declaration of dividends by other GMO Funds in which the Fund invests.


(e) Net expenses exclude expenses incurred indirectly through investments in other GMO Funds in which the Fund invests.


+  Computed using average shares outstanding throughout the period.


CORE PLUS BOND FUND*


                                                                                        CLASS III SHARES
                                                                ----------------------------------------------------------------
                                                                                   YEAR ENDED FEBRUARY 28/29,
                                                                ----------------------------------------------------------------
                                                                  2003          2002        2001(D)         2000          1999
                                                                --------      --------      --------      --------      --------
Net asset value, beginning of period........................    $  10.39      $  10.17      $   9.64      $  10.23      $  10.60
                                                                --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income.....................................        0.19(a)+      0.77(a)+      0.62(a)+      0.62+         0.64+
  Net realized and unrealized gain (loss)...................        0.45          0.07          0.73         (0.40)        (0.58)
                                                                --------      --------      --------      --------      --------
    Total from investment operations........................        0.64          0.84          1.35          0.22          0.06
                                                                --------      --------      --------      --------      --------
Less distributions to shareholders:
  From net investment income................................       (0.47)        (0.62)        (0.82)        (0.70)        (0.12)
  From net realized gains...................................       (0.61)           --(f)         --         (0.11)        (0.31)
                                                                --------      --------      --------      --------      --------
    Total distributions.....................................       (1.08)        (0.62)        (0.82)        (0.81)        (0.43)
                                                                --------      --------      --------      --------      --------
Net asset value, end of period..............................    $   9.95      $  10.39      $  10.17      $   9.64      $  10.23
                                                                ========      ========      ========      ========      ========
Total Return(b).............................................        6.45%         8.53%        14.52%         2.26%         0.44%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................    $286,030      $340,039      $156,412      $120,276      $143,703
  Net operating expenses to average daily net assets........        0.38%(e)      0.38%(e)      0.39%(e)      0.40%         0.40%
  Interest expense to average daily net assets..............       --            --            --             0.01%(c)     --
  Total net expenses to average daily net assets............        0.38%         0.38%         0.39%         0.41%        --
  Net investment income to average daily net assets.........        1.85%(a)      7.39%(a)      6.34%(a)      6.19%         5.97%
  Portfolio turnover rate...................................         108%          113%          181%           40%          113%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................        0.09%         0.09%         0.12%         0.10%         0.25%



(a) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.


(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.


(d) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.04, increase net realized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets from 6.70% to 6.34%. Per share and ratio/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.


(e) Net expenses exclude expenses incurred indirectly through investment in underlying funds.


(f) The distribution from net realized gains was less than $0.01 per share.


* Effective June 30, 2001, the "GMO U.S. Bond/Global Alpha A Fund" was renamed the "GMO Core Plus Bond Fund."


+  Calculated using average shares outstanding throughout the period.

                              FINANCIAL HIGHLIGHTS


                (For a Share outstanding throughout each period)


INTERNATIONAL BOND FUND


                                                                                      CLASS III SHARES
                                                              ----------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28/29,
                                                              ----------------------------------------------------------------
                                                                2003          2002        2001(D)         2000          1999
                                                              --------      --------      --------      --------      --------
Net asset value, beginning of period........................  $   9.05      $   9.44      $   9.19      $  10.06      $  10.45
                                                              --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income.....................................      0.24(a)+      0.45(a)+      0.63(a)+      0.70(a)       0.71
  Net realized and unrealized gain (loss)...................      1.96         (0.81)        (0.34)        (0.99)        (0.42)
                                                              --------      --------      --------      --------      --------
    Total from investment operations........................      2.20         (0.36)         0.29         (0.29)         0.29
                                                              --------      --------      --------      --------      --------
Less distributions to shareholders:
  From net investment income................................     (1.31)        (0.03)           --         (0.39)        (0.45)
  From net realized gains...................................        --            --         (0.04)        (0.19)        (0.23)
                                                              --------      --------      --------      --------      --------
    Total distributions.....................................     (1.31)        (0.03)        (0.04)        (0.58)        (0.68)
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................  $   9.94      $   9.05      $   9.44      $   9.19      $  10.06
                                                              ========      ========      ========      ========      ========
Total Return(b).............................................     25.17%        (3.80)%        3.20%        (2.98)%        2.48%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $122,521      $135,048      $212,591      $145,373      $181,829
  Net operating expenses to average daily net assets........      0.38%(e)      0.38%(e)      0.39%(e)      0.40%         0.40%
  Interest expense to average daily net assets..............        --            --            --          0.03%(c)        --
  Total net expenses to average daily net assets............      0.38%         0.38%         0.39%         0.43%         0.40%
  Net investment income to average daily net assets.........      2.40%(a)      4.85%(a)      6.82%(a)      6.51%(a)      6.45%
  Portfolio turnover rate...................................        40%           36%          114%           39%          106%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.11%         0.11%         0.04%         0.98%         0.24%



(a) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.


(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(c) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.


(d) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.97% to 6.82%. Per share and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.


(e) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.


+  Computed using average shares outstanding throughout the period.


CURRENCY HEDGED INTERNATIONAL BOND FUND


                                                                                    CLASS III SHARES
                                                              -------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28/29,
                                                              -------------------------------------------------------------
                                                               2003         2002        2001(C)        2000          1999
                                                              -------      -------      -------      --------      --------
Net asset value, beginning of period........................  $  9.04      $  9.72      $  9.70      $  10.47      $  10.66
                                                              -------      -------      -------      --------      --------
Income from investment operations:
  Net investment income(a)..................................     0.09+        0.50+        0.59+         0.65+         0.74
  Net realized and unrealized gain (loss)...................     0.32        (0.13)        0.71         (0.17)        (0.39)
                                                              -------      -------      -------      --------      --------
    Total from investment operations........................     0.41         0.37         1.30          0.48          0.35
                                                              -------      -------      -------      --------      --------
Less distributions to shareholders:
  From net investment income................................    (0.60)       (1.05)       (1.18)        (1.11)        (0.16)
  From net realized gains...................................       --           --        (0.10)        (0.14)        (0.38)
                                                              -------      -------      -------      --------      --------
    Total distributions.....................................    (0.60)       (1.05)       (1.28)        (1.25)        (0.54)
                                                              -------      -------      -------      --------      --------
Net asset value, end of period..............................  $  8.85      $  9.04      $  9.72      $   9.70      $  10.47
                                                              =======      =======      =======      ========      ========
Total Return(b).............................................     4.81%        4.21%       14.06%         4.95%         3.20%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $20,219      $17,932      $18,102      $283,340      $323,711
  Net expenses to average daily net assets..................     0.40%(d)     0.38%(d)     0.40%(d)      0.40%         0.40%
  Net investment income to average daily net assets(a)......     1.02%        5.45%        5.96%         6.51%         6.30%
  Portfolio turnover rate...................................       66%          44%         120%           65%          116%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................     0.51%        0.54%        0.07%         0.08%         0.33%



(a) Net investment income for the years ended February 28, 2003, February 28, 2002, February 28, 2001 and February 29, 2000 is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.


(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(c) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets from 6.05% to 5.96%. Per share and ratio/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.


(d) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.


+  Computed using average shares outstanding throughout the period.

                              FINANCIAL HIGHLIGHTS


                (For a Share outstanding throughout each period)



GLOBAL BOND FUND


                                                                                      CLASS III SHARES
                                                              ----------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28/29,
                                                              ----------------------------------------------------------------
                                                                2003          2002        2001(D)         2000          1999
                                                              --------      --------      --------      --------      --------
Net asset value, beginning of period........................  $   9.33      $  10.04      $   9.41      $   9.87      $  10.15
                                                              --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income.....................................      0.11(a)+      0.53(a)+      0.51(a)+      0.51          0.55
  Net realized and unrealized gain (loss)...................      1.47         (0.66)         0.12         (0.71)        (0.25)
                                                              --------      --------      --------      --------      --------
    Total from investment operations........................      1.58         (0.13)         0.63         (0.20)         0.30
                                                              --------      --------      --------      --------      --------
Less distributions to shareholders:
  From net investment income................................     (1.51)        (0.39)           --         (0.26)        (0.46)
  From net realized gains...................................     (0.20)        (0.19)           --            --         (0.12)
                                                              --------      --------      --------      --------      --------
    Total distributions.....................................     (1.71)        (0.58)           --         (0.26)        (0.58)
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................  $   9.20      $   9.33      $  10.04      $   9.41      $   9.87
                                                              ========      ========      ========      ========      ========
Total Return(b).............................................     17.76%        (1.34)%        6.70%        (2.07)%        2.69%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $235,842      $273,074      $291,112      $182,730      $163,210
  Net operating expenses to average daily net assets........      0.33%(e)      0.32%(e)      0.33%(e)      0.34%         0.34%
  Interest expense to average daily net assets..............        --            --            --          0.16%(c)        --
  Total net expenses to average daily net assets............      0.33%         0.32%         0.33%         0.50%         0.34%
  Net investment income to average daily net assets.........      1.10%(a)      5.36%(a)      5.34%(a)      5.09%         5.86%
  Portfolio turnover rate...................................        50%           28%           35%          116%           75%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.08%         0.08%         0.08%         0.08%         0.28%



+  Computed using average shares outstanding throughout the period.


(a) Net investment income is affected by the timing of the declaration of dividends by other Funds of the Trust in which the Fund invests.


(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(c) Interest expense incurred as a result of entering into repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.


(d) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change on net investment income and net realized and unrealized gains and losses per share for the year ended February 28, 2001 was less than $0.01 per share. The effect of this change decreased the ratio of net investment income to average net assets from 5.36% to 5.34%. Per share and ratio/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.


(e) Net expenses exclude expenses incurred indirectly through investment in underlying Funds.


EMERGING COUNTRY DEBT SHARE FUND


                                                                                      CLASS III SHARES
                                                            ---------------------------------------------------------------------
                                                                                                                PERIOD FROM
                                                                            YEAR ENDED                         JULY 20, 1998
                                                                          FEBRUARY 28/29,                      (COMMENCEMENT
                                                            -------------------------------------------    OF OPERATIONS) THROUGH
                                                             2003       2002         2001        2000        FEBRUARY 28, 1999
                                                            -------    -------     --------     -------    ----------------------
Net asset value, beginning of period......................  $  9.25    $  8.90     $   8.70     $  6.84           $ 10.00
                                                            -------    -------     --------     -------           -------
Income from investment operations:
  Net investment income(a)................................     0.83++     1.03++       1.33++      1.10              0.03
  Net realized and unrealized gain (loss).................     0.57       0.51         0.23        1.97             (3.16)
                                                            -------    -------     --------     -------           -------
        Total from investment operations..................     1.40       1.54         1.56        3.07             (3.13)
                                                            -------    -------     --------     -------           -------
Less distributions to shareholders:
  From net investment income..............................    (1.09)     (1.19)       (1.36)      (1.20)            (0.03)
  From net realized gains.................................       --         --           --       (0.01)               --
                                                            -------    -------     --------     -------           -------
        Total distributions...............................    (1.09)     (1.19)       (1.36)      (1.21)            (0.03)
                                                            -------    -------     --------     -------           -------
Net asset value, end of period............................  $  9.56    $  9.25     $   8.90     $  8.70           $  6.84
                                                            =======    =======     ========     =======           =======
Total Return(b)...........................................    15.81%     18.47%       18.71%      46.71%           (31.32)%+
Ratios/Supplemental Data:
  Net assets, end of period (000's).......................  $66,140    $89,952     $102,481     $86,280           $41,216
  Net expenses to average daily net assets(c).............     0.00%(d)    0.00%(d)     0.00%      0.00%             0.00%**
  Net investment income to average daily net assets(a)....     8.88%     11.43%       14.39%      14.22%             0.64%**
  Portfolio turnover rate.................................       30%        14%           0%          0%                0%
  Fees and expenses reimbursed by the Manager to average
    daily net assets......................................     0.08%      0.06%        0.03%       0.04%             0.09%**



(a) Recognition of net investment income is affected by the timing of the declaration of dividends by GMO Emerging Country Debt Fund.


(b) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(c) Net expenses exclude expenses incurred indirectly through investment in underlying fund.


(d) The ratio of net expenses to average daily net assets was less than 0.01%.


** Annualized.


+  Not annualized.


++ Computed using average shares outstanding throughout the period.

                              FINANCIAL HIGHLIGHTS


                (For a Share outstanding throughout each period)



SHORT-DURATION INVESTMENT FUND*



                                                                                   CLASS III SHARES
                                                              -----------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28/29,
                                                              -----------------------------------------------------------
                                                               2003         2002         2001         2000         1999
                                                              -------      -------      -------      -------      -------
Net asset value, beginning of period........................  $  9.62      $  9.92      $  9.62      $  9.63      $  9.81
                                                              -------      -------      -------      -------      -------
Income from investment operations:
    Net investment income...................................     0.08(b)+     0.30(b)+     0.42(b)+     0.46(b)+     0.57
    Net realized and unrealized gain (loss).................    (0.54)        0.07         0.33         0.05        (0.16)
                                                              -------      -------      -------      -------      -------
        Total from investment operations....................    (0.46)        0.37         0.75         0.51         0.41
                                                              -------      -------      -------      -------      -------
Less distributions to shareholders:
    From net investment income..............................    (0.33)       (0.39)       (0.44)       (0.52)       (0.59)
    From net realized gains.................................    (0.15)       (0.28)       (0.01)          --           --
                                                              -------      -------      -------      -------      -------
        Total distributions.................................    (0.48)       (0.67)       (0.45)       (0.52)       (0.59)
                                                              -------      -------      -------      -------      -------
Net asset value, end of period..............................  $  8.68      $  9.62      $  9.92      $  9.62      $  9.63
                                                              =======      =======      =======      =======      =======
Total Return(a).............................................    (4.91)%       3.73%        7.91%        5.42%        4.29%
Ratios/Supplemental Data:
    Net assets, end of period (000's).......................  $55,316      $48,347      $40,505      $43,491      $53,387
    Net expenses to average daily net assets................     0.21%(c)     0.20%(c)     0.20%(c)     0.20%(c)     0.20%
    Net investment income to average daily net assets.......     0.88%(b)     3.04%(b)     4.30%(b)     4.82%(b)     5.50%
    Portfolio turnover rate.................................       43%          91%          50%         178%          76%
    Fees and expenses reimbursed by the Manager to average
      daily assets..........................................     0.08%        0.12%        0.09%        0.08%        0.32%



(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(b) Net investment income for the years ended February 28, 2003, February 28, 2002, February 28, 2001 and February 29, 2000 is affected by the timing of the declaration of dividends by other GMO Funds in which the Fund invests.


(c) Net expenses exclude expenses incurred indirectly through investment in underlying funds.


+  Computed using average shares outstanding throughout the period.


* Effective June 30, 2003, the "GMO Short-Term Income Fund" was renamed the "GMO Short-Duration Investment Fund."


INFLATION INDEXED BOND FUND


                                                                                  CLASS III SHARES
                                                              ---------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28/29,
                                                              ---------------------------------------------------------
                                                                2003         2002       2001(C)      2000        1999
                                                              --------     --------     -------     -------     -------
Net asset value, beginning of period........................  $  10.81     $  10.64     $  9.72     $  9.88     $ 10.04
                                                              --------     --------     -------     -------     -------
Income from investment operations:
  Net investment income.....................................      0.51         0.30        0.71+       0.65+       0.61
  Net realized and unrealized gain (loss)...................      1.25         0.29        0.90       (0.30)      (0.18)
                                                              --------     --------     -------     -------     -------
        Total from investment operations....................      1.76         0.59        1.61        0.35        0.43
                                                              --------     --------     -------     -------     -------
Less distributions to shareholders:
  From net investment income................................     (0.56)       (0.37)      (0.69)      (0.51)      (0.59)
  From net realized gains...................................     (0.29)       (0.05)         --          --          --
                                                              --------     --------     -------     -------     -------
        Total distributions.................................     (0.85)       (0.42)      (0.69)      (0.51)      (0.59)
                                                              --------     --------     -------     -------     -------
Net asset value, end of period..............................  $  11.72     $  10.81     $ 10.64     $  9.72     $  9.88
                                                              ========     ========     =======     =======     =======
Total Return(a).............................................     16.67%        5.66%      16.86%       3.57%       4.28%
Ratios/Supplemental Data:
  Net assets, end of period (000's).........................  $278,088     $149,274     $65,887     $51,951     $25,147
  Net operating expenses to average daily net assets........      0.25%        0.25%       0.25%       0.25%       0.25%
  Interest expense to average daily net assets..............      0.15%(b)     0.17%(b)    0.37%(b)    0.45%(b)      --
  Total net expenses to average daily net assets(d).........      0.40%        0.42%       0.62%       0.70%       0.25%
  Net investment income to average daily net assets.........      4.55%        4.15%       6.87%       6.49%       4.93%
  Portfolio turnover rate...................................        75%          40%         32%        112%         94%
  Fees and expenses reimbursed by the Manager to average
    daily net assets........................................      0.06%        0.09%       0.11%       0.13%       0.30%



+  Computed using average shares outstanding throughout the period.


(a) The total returns would have been lower had certain expenses not been reimbursed during the periods shown.


(b) Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.


(c) Effective March 1, 2000, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for the year ended February 28, 2001 was to decrease net investment income per share by $0.001, increase net realized and unrealized gains and losses per share by $0.001 and decrease the ratio of net investment income to average net assets from 6.88% to 6.87%. Per share and ratios/supplemental data for periods prior to March 1, 2000 have not been restated to reflect this change.


(d) Net expenses exclude expenses incurred indirectly through investment in GMO Alpha LIBOR Fund and GMO Short-Duration Collateral Fund.

         INVESTMENTS IN GMO FUNDS OFFERED THROUGH SEPARATE PROSPECTUSES



     GMO SHORT-DURATION COLLATERAL FUND AND GMO ALPHA LIBOR FUND. Shares of GMO Short-Duration Collateral Fund ("SDCF") and GMO Alpha LIBOR Fund ("Alpha LIBOR") (collectively, "the Funds") are not publicly offered and are principally available only to other GMO Funds and certain accredited investors. The Funds are managed by GMO, and are intended to provide an efficient means for other GMO Funds to achieve exposure to assets they might otherwise acquire directly. In addition, SDCF is intended to provide an efficient means for the GMO Emerging Countries Fund to invest cash held by it.



     The Funds do not pay any investment management or shareholder service fees to GMO. In addition, the Manager has agreed to bear all of the Funds' operating expenses through at least June 30, 2004 (excluding fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes).



     SDCF's investment objective is total return in excess of its benchmark. Alpha LIBOR's investment objective is high total return comparable to the 3-month London Inter-Bank Offer Rate (LIBOR). The Funds are not "diversified" investment companies within the meaning of the Investment Company Act of 1940.



     The Funds seek to achieve their investment objectives by investing primarily in relatively high quality, low volatility fixed income securities. In particular, the Funds may invest a substantial portion of their assets in asset-backed securities, such as securities backed by pools of credit card receivables, automobile loans, educational loans, bonds issued by corporate or sovereign obligors, loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. The Funds may also invest in mortgage-related securities, government securities, corporate debt securities, money market instruments, reverse repurchase agreements, and repurchase agreements. The fixed income securities in which the Funds may invest include those securities issued by federal, state, local, and foreign governments, and a wide range of private issuers, and may have all types of interest rate, payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. The Funds will invest primarily in investment-grade instruments (that is, instruments rated BBB- or above by Standard & Poor's, Baa3 or above by Moody's, or comparable unrated securities) at the time of purchase. The Funds may continue to hold a security whose rating is downgraded to below-investment-grade status after purchase by the Funds.



     In selecting fixed income securities for the Funds' portfolio, the Manager employs fundamental investment techniques to identify bonds investments with yield spreads that are high relative to other fixed income securities with similar durations. The Funds may also use derivative instruments, including options, futures, options on futures, forward currency contracts, and swap contracts. In addition to investing directly in fixed income securities, the Funds may gain indirect exposure to securities through the use of "synthetic" bonds, which are created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent, or another fixed income security.



     The Manager of the Funds will employ a variety of techniques to adjust the sensitivity of the Funds' values to changes in interest rates. This sensitivity is often measured by, and correlates strongly to, the Funds' portfolio duration. Under normal circumstances, the Manager expects that the Funds' dollar-weighted average portfolio duration will be 365 days or less. The Manager determines the Funds' dollar-weighted average portfolio duration by aggregating the durations of the Funds' individual holdings and weighting each holding based on its outstanding principal amount. Duration may be determined by traditional means or through empirical analysis, which may vary from traditional methods of calculating duration. Efforts are made to control exposure to interest rate volatility, and the Manager may do so by investing in longer-term bonds (i.e., bonds with longer maturities) while hedging the interest rate exposure through the use of derivatives, resulting in a shorter effective duration. As a result, the Funds' dollar-weighted average portfolio maturity may be substantially longer than the Funds' dollar-weighted average portfolio duration. In addition, the Funds' resulting exposure to interest rates through the use of a hedging strategy may vary as compared to direct investment in shorter-term bonds (i.e., bonds with shorter maturities), and the Manager's investment in longer-term bonds may expose the Funds to additional credit risks.



     The other GMO Funds' investing in either of the Funds will be subject to the risks associated with an investment in fixed income securities and related derivative instruments. The principal risks of an investment in either of the Funds include Market Risk -- Fixed Income Securities, Liquidity Risk, Derivatives Risk, Non-Diversification Risk, Leveraging Risk, Credit and Counterparty Risk, Focused Investment Risk, and Management Risk (as such terms are used in "Description of Principal Risks" in this Prospectus). As a result, shareholders of each GMO Fund investing in SDCF and/or Alpha LIBOR will be indirectly exposed to these risks, in addition to all risks associated with an investment in the relevant other GMO Fund.



     GMO EMERGING COUNTRY DEBT FUND. GMO Emerging Country Debt Fund ("ECDF"), a portfolio of the Trust, is offered through a separate prospectus. Certain GMO Fixed Income Funds may invest in ECDF as an efficient method of achieving exposure to assets they might otherwise acquire directly. In addition, as noted above, the Emerging Country Debt Share Fund typically invests substantially all of its assets in ECDF.



     ECDF's objective is high total return. ECDF invests primarily in sovereign debt of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe ("emerging countries"). Under normal circumstances, ECDF will invest at least 80% of its assets in debt investments tied economically to emerging countries. Most of ECDF's holdings are typically below investment grade or, if unrated, deemed of comparable quality by the Manager. Typical investments include, but are not limited to, bonds (including

Brady bonds), bank loans and other sovereign and local issues. ECDF may also invest in other U.S. and foreign securities, including government securities, corporate debt securities, and mortgage-related and asset-backed securities. In addition, ECDF may acquire or hold issues that are in default and therefore not making any payments of principal or interest. ECDF intends to invest primarily in "synthetic" bonds (rather than making direct investments), directly in fixed income securities, and in shares of SDCF. ECDF also has an investment in Alpha LIBOR. See above. ECDF typically has exposure to over 25 different countries and generally at least 75% of its assets are denominated in, or hedged into, U.S. dollars. While not a principal consideration of the Manager, the Manager seeks to match the duration of ECDF to that of its benchmark (5.75 years as of 5/30/03). Many of the securities directly held by ECDF do not trade as actively as those in ECDF's benchmark and, therefore, may be priced using "fair valuation" procedures; in addition, ECDF typically invests in securities that are of lesser quality than those in the Fund's benchmark. As a result, in volatile market conditions, the value of such securities will be more difficult to ascertain and the percentage decline in the value of ECDF is likely to exceed that of its benchmark (see page 51 for a discussion of fair valuation).



     The Manager emphasizes a "bottom-up" approach to examining and selecting emerging country securities, and uses advanced analytical techniques to seek to identify inefficiencies in the pricing of emerging country debt issues. In addition to investment restrictions, allocation of ECDF's investments among selected emerging countries will be based on other considerations, including specific security valuations, outlook for economic growth, currency exchange and interest rates, and political factors.



     In pursuing its investment strategy, ECDF may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, and swap contracts (including credit default swaps). ECDF uses credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where ECDF owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swaps involve payment by one party of a specified rate in exchange for a specified payment upon a default of the underlying security during the swap period. To the extent ECDF does use credit default swaps, there is no assurance these will be effective. ECDF's current benchmark is the J.P. Morgan Emerging Markets Bond Index Global (EMBIG).



     A Fund's investment in ECDF will be subject to the risks associated with an investment in fixed income securities and related derivative instruments. The principal risks of an investment in ECDF are Foreign Investment Risk, Liquidity Risk, Derivatives Risk, Market Risk -- Fixed Income Securities, Currency Risk, Credit and Counterparty Risk, Fund of Funds Risk, Leveraging Risk, Non-Diversification Risk, Focused Investment Risk, and Management Risk (as such terms are used in "Description of Principal Risks" in this Prospectus). Shareholders of a Fund investing in ECDF will be indirectly exposed to these risks, in addition to all risks associated with an investment in the relevant Fund.



     GMO INTERNATIONAL SMALL COMPANIES FUND. The following is a brief description of certain investment policies and risks of the GMO International Small Companies Fund (the "International Small Companies Fund"), a portfolio of the Trust, which is offered through a separate prospectus. International Small Companies Fund may be an "underlying Fund" of the Currency Hedged International Equity Fund, as that term is used in Currency Hedged International Equity Fund's "Principal investment strategies" in this Prospectus.



     International Small Companies Fund seeks high total return. International Small Companies Fund typically makes equity investments in non-U.S. companies, including any of the companies in developed and emerging markets listed in the MSCI database. Under normal circumstances, International Small Companies Fund will invest at least 80% of its assets in investments in "small companies." The Manager defines "small companies" to include those companies in the MSCI database that fall within the bottom 70% of companies within their country, when ranked by market capitalization.



     The Manager uses quantitative models to forecast the future returns and risks of individual stocks, countries, and currencies. In using these models, the Manager generally expects that stock selection will be tilted toward value stocks and away from growth stocks. The Manger uses an optimization process to weigh the trade-off between a stock's return forecast and how much risk the stock adds to the portfolio, the risk and forecasted return of all active currency positions, and the risk of the entire portfolio relative to the Fund's benchmark.



     International Small Companies Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. International Small Companies Fund may be exposed to emerging markets, but these investments will generally comprise 10% or less of International Small Companies Fund's assets. In pursuing its investment strategy, it may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments (including options, futures, and swap contracts) to (i) hedge equity exposure; (ii) replace direct investing; (iii) manage risk by implementing shifts in investment exposure; and
(iv) adjust its foreign currency exposure. International Small Companies Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, nor to hold net aggregate foreign currency exposure in excess of its net assets. However, its foreign currency exposure may differ significantly from the currency exposure represented by its equity investments. The current benchmark of International Small Companies Fund is the Citigroup (f/k/a Salomon Smith Barney) Extended Market Index ("EMI") World ex-U.S. Index.

     The Currency Hedged International Equity Fund's investment in International Small Companies Fund will be subject to all the risks associated with a direct investment in international equity securities and related derivative instruments. The most significant risks of an investment in International Small Companies Fund are Smaller Company Risk, Market Risk -- Equity Securities, Foreign Investment Risk, Currency Risk, Market Risk -- Value Securities, Derivatives Risk, Credit and Counterparty Risk, Liquidity Risk, Focused Investment Risk, and Management Risk (as such terms are used in "Description of Principal Risks" in this Prospectus).

                                   GMO TRUST

                             ADDITIONAL INFORMATION

     Each Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. Each Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Funds' annual and semi-annual reports, and the Funds' Statement of Additional Information (the "Statement") are available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The Statement contains more detailed information about each Fund and is incorporated by reference into this Prospectus.

     Investors can review and copy the Prospectus, Statement and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                      information and direct inquiries to
                          the broker or agent through
                          whom shares were purchased.
                    Shareholders may also request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                         1-617-346-7646 (CALL COLLECT)
                          WEBSITE: http://www.gmo.com

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                                60 State Street
                          Boston, Massachusetts 02109

                                        INVESTMENT COMPANY ACT FILE NO. 811-4347

                                    GMO TRUST

================================================================================

                                 CLASS M SHARES

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 30, 2003

This Statement of Additional Information is not a prospectus. It relates to the GMO Trust Prospectus for Class M Shares dated June 30, 2003, as amended from time to time thereafter (the "Prospectus"), and should be read in conjunction therewith. Information from the Prospectus and the annual report to shareholders of each Fund offered through the Prospectus is incorporated by reference into this Statement of Additional Information. The Prospectus may be obtained free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling GMO Trust (the "Trust") collect at (617) 346-7646.

                                TABLE OF CONTENTS


                                                                                                                   Page
INVESTMENT OBJECTIVES AND POLICIES...............................................................................    1

FUND INVESTMENTS.................................................................................................    1

DESCRIPTIONS AND RISKS OF FUND INVESTMENTS.......................................................................    1

TRACKING ERROR...................................................................................................   30

USES OF DERIVATIVES..............................................................................................   30

INVESTMENT RESTRICTIONS..........................................................................................   38

DETERMINATION OF NET ASSET VALUE.................................................................................   42

DISTRIBUTIONS....................................................................................................   42

TAXES............................................................................................................   42

PERFORMANCE INFORMATION..........................................................................................   48

MANAGEMENT OF THE TRUST..........................................................................................   52

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................   60

DISTRIBUTION (12b-1) PLAN........................................................................................   65

PORTFOLIO TRANSACTIONS...........................................................................................   67

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES.................................................................   69

VOTING RIGHTS....................................................................................................   73

SHAREHOLDER AND TRUSTEE LIABILITY................................................................................   73

OWNERS OF 5% OR MORE OF THE FUNDS' SHARES........................................................................   74

OTHER MATTERS....................................................................................................   76

FINANCIAL STATEMENTS.............................................................................................   76

APPENDIX A -- SPECIMEN PRICE-MAKE-UP SHEETS

APPENDIX B -- COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

                       INVESTMENT OBJECTIVES AND POLICIES

         The principal strategies and risks of investing in each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.

                                FUND INVESTMENTS

         The following chart indicates the types of investments which each Fund is generally permitted (but not required) to make. A Fund may, however, make other types of investments provided such an investment is consistent with the Fund's investment objective and policies and the Fund's investment restrictions do not expressly prohibit it from so doing:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Securities of Foreign
                                          Domestic Equity  Preferred  Convertible  Securities of Foreign   Issuers (Traded on U.S.
                                            Securities(1)    Stocks    Securities        Issuers(2)               Exchanges)(2)
----------------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
----------------------------------------------------------------------------------------------------------------------------------
U.S. Core Fund                                   X                        X                                           X
----------------------------------------------------------------------------------------------------------------------------------
Tobacco-Free Core Fund                           X                        X                                           X
----------------------------------------------------------------------------------------------------------------------------------
Value Fund                                       X             X          X                 X                         X
----------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                             X                        X                                           X
----------------------------------------------------------------------------------------------------------------------------------
Growth Fund                                      X                        X                                           X
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Fund                                 X             X                            X                         X
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUNDS
----------------------------------------------------------------------------------------------------------------------------------
International Disciplined Equity Fund            X             X          X                 X                         X
----------------------------------------------------------------------------------------------------------------------------------
International Intrinsic Value Fund               X             X          X                 X                         X
----------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                        X             X          X                 X                         X
----------------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Equity Fund        X             X          X                 X                         X
----------------------------------------------------------------------------------------------------------------------------------
Foreign Fund                                     X             X          X                 X                         X
----------------------------------------------------------------------------------------------------------------------------------
Emerging Countries Fund                          X             X          X                 X                         X
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
----------------------------------------------------------------------------------------------------------------------------------
Domestic Bond Fund                               X             X          X                 X                         X
----------------------------------------------------------------------------------------------------------------------------------
Core Plus Bond Fund                              X             X          X                 X                         X
----------------------------------------------------------------------------------------------------------------------------------
International Bond Fund                          X             X          X                 X                         X
----------------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Bond Fund          X             X          X                 X                         X
----------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                                 X             X          X                 X                         X
----------------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt Fund                       X             X          X                 X                         X
----------------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt Share Fund                 X             X          X                 X                         X
----------------------------------------------------------------------------------------------------------------------------------
Short-Duration Investment Fund                                                              X
----------------------------------------------------------------------------------------------------------------------------------
Inflation Indexed Bond Fund                      X             X          X                 X                         X
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                          Securities of Emerging
                                            Market Issuers or
                                                Countries(2)       Depository Receipts  Illiquid Securities   Futures and Options
----------------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
----------------------------------------------------------------------------------------------------------------------------------
U.S. Core Fund                                                              X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------
Tobacco-Free Core Fund                                                      X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------
Value Fund                                                                  X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                                                        X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------
Growth Fund                                                                 X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Fund                                                            X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUNDS
----------------------------------------------------------------------------------------------------------------------------------
International Disciplined Equity Fund                                       X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------
International Intrinsic Value Fund                  X                       X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                           X                       X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Equity Fund           X                       X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------
Foreign Fund                                        X                       X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------
Emerging Countries Fund                             X                       X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
----------------------------------------------------------------------------------------------------------------------------------
Domestic Bond Fund                                                          X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------
Core Plus Bond Fund                                 X                       X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------
International Bond Fund                             X                       X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Bond Fund             X                       X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                                    X                       X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt Fund                          X                       X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt Share Fund                    X                       X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------
Short-Duration Investment Fund                                                                                         X
----------------------------------------------------------------------------------------------------------------------------------
Inflation Indexed Bond Fund                                                 X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Reverse Repurchase
                                          REITs  Swap Contracts  Repurchase Agreements       Agreements     Investment Companies
----------------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
----------------------------------------------------------------------------------------------------------------------------------
U.S. Core Fund                              X          X                  X                                          X
----------------------------------------------------------------------------------------------------------------------------------
Tobacco-Free Core Fund                      X          X                  X                                          X
----------------------------------------------------------------------------------------------------------------------------------
Value Fund                                  X          X                  X                                          X
----------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                        X          X                  X                                          X
----------------------------------------------------------------------------------------------------------------------------------
Growth Fund                                 X          X                  X                                          X
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Fund                            X          X                  X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUNDS
----------------------------------------------------------------------------------------------------------------------------------
International Disciplined Equity Fund       X          X                  X                                          X
----------------------------------------------------------------------------------------------------------------------------------
International Intrinsic Value Fund          X          X                  X                                          X
----------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                   X          X                  X                                          X
----------------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Equity Fund   X          X                  X                                          X
----------------------------------------------------------------------------------------------------------------------------------
Foreign Fund                                           X                  X                                          X
----------------------------------------------------------------------------------------------------------------------------------
Emerging Countries Fund                                X                  X                                          X
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
----------------------------------------------------------------------------------------------------------------------------------
Domestic Bond Fund                                     X                  X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------
Core Plus Bond Fund                                    X                  X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------
International Bond Fund                                X                  X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Bond Fund                X                  X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                                       X                  X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt Fund                             X                  X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt Share Fund                       X                  X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------
Short-Duration Investment Fund                         X                  X                                          X
----------------------------------------------------------------------------------------------------------------------------------
Inflation Indexed Bond Fund                            X                  X                      X                   X
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                          Shares of Other GMO  Cash and Other High
                                             Trust Funds(3)    Quality Investments
----------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
----------------------------------------------------------------------------------
U.S. Core Fund                                                          X
----------------------------------------------------------------------------------
Tobacco-Free Core Fund                                                  X
----------------------------------------------------------------------------------
Value Fund                                                              X
----------------------------------------------------------------------------------
Intrinsic Value Fund                                                    X
----------------------------------------------------------------------------------
Growth Fund                                                             X
----------------------------------------------------------------------------------
Real Estate Fund                                                        X
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUNDS
----------------------------------------------------------------------------------
International Disciplined Equity Fund                                   X
----------------------------------------------------------------------------------
International Intrinsic Value Fund                                      X
----------------------------------------------------------------------------------
International Growth Fund                                               X
----------------------------------------------------------------------------------
Currency Hedged International Equity Fund          X                    X
----------------------------------------------------------------------------------
Foreign Fund                                                            X
----------------------------------------------------------------------------------
Emerging Countries Fund                            X                    X
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
FIXED INCOME FUNDS
----------------------------------------------------------------------------------
Domestic Bond Fund                                 X                    X
----------------------------------------------------------------------------------
Core Plus Bond Fund                                X                    X
----------------------------------------------------------------------------------
International Bond Fund                            X                    X
----------------------------------------------------------------------------------
Currency Hedged International Bond Fund            X                    X
----------------------------------------------------------------------------------
Global Bond Fund                                   X                    X
----------------------------------------------------------------------------------
Emerging Country Debt Fund                         X                    X
----------------------------------------------------------------------------------
Emerging Country Debt Share Fund                   X                    X
----------------------------------------------------------------------------------
Short-Duration Investment Fund                     X                    X
----------------------------------------------------------------------------------
Inflation Indexed Bond Fund                        X                    X
----------------------------------------------------------------------------------



(1) For more information, see, among other sections, "Description of Principal Risks -- Market Risk--Equity Securities" in the Prospectus.



(2) For more information, see, among other sections, "Description of Principal Risks -- Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments -- Certain Risks of Foreign Investments" herein.



(3) For more information, see, among other things, "Descriptions and Risks of Fund Investments - Investments in Other Investment Companies" herein.

-----------------------------------------------------------------------------------------------------------------------------
                                           Long and Medium Term
                                            Corporate & Gov't     Short-term Corporate and               Asset- and Mortgage-
                                                 Bonds(4)             Government Bonds(4)   Brady Bonds   Backed Securities
-----------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
-----------------------------------------------------------------------------------------------------------------------------
U.S. Core Fund                                      X                         X
-----------------------------------------------------------------------------------------------------------------------------
Tobacco-Free Core Fund                              X                         X
-----------------------------------------------------------------------------------------------------------------------------
Value Fund
-----------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund                                X                         X
-----------------------------------------------------------------------------------------------------------------------------
Growth Fund                                         X                         X
-----------------------------------------------------------------------------------------------------------------------------
Real Estate Fund                                                                                                   X
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUNDS
-----------------------------------------------------------------------------------------------------------------------------
International Disciplined Equity Fund               X                         X
-----------------------------------------------------------------------------------------------------------------------------
International Intrinsic Value Fund                  X                         X
-----------------------------------------------------------------------------------------------------------------------------
International Growth Fund                           X                         X
-----------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Equity Fund           X                         X
-----------------------------------------------------------------------------------------------------------------------------
Foreign Fund                                        X                         X
-----------------------------------------------------------------------------------------------------------------------------
Emerging Countries Fund                             X                         X
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
-----------------------------------------------------------------------------------------------------------------------------
Domestic Bond Fund                                  X                         X                                    X
-----------------------------------------------------------------------------------------------------------------------------
Core Plus Bond Fund                                 X                         X                  X                 X
-----------------------------------------------------------------------------------------------------------------------------
International Bond Fund                             X                         X                  X                 X
-----------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Bond Fund             X                         X                  X                 X
-----------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                                    X                         X                  X                 X
-----------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt Fund                          X                         X                  X                 X
-----------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt Share Fund                    X                         X                  X                 X
-----------------------------------------------------------------------------------------------------------------------------
Short-Duration Investment Fund                      X                         X                                    X
-----------------------------------------------------------------------------------------------------------------------------
Inflation Indexed Bond Fund                         X                                                              X
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                           Adjustable Rate    Firm Commitments and                            Loans, Loan Partici-
                                             Securities      When-Issued Securities  Dollar Roll Agreements  pations or Assignments
-----------------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Core Fund
-----------------------------------------------------------------------------------------------------------------------------------
Tobacco-Free Core Fund
-----------------------------------------------------------------------------------------------------------------------------------
Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate Fund                                  X                     X                       X
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
International Disciplined Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
International Intrinsic Value Fund
-----------------------------------------------------------------------------------------------------------------------------------
International Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Equity Fund
-----------------------------------------------------------------------------------------------------------------------------------
Foreign Fund
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Countries Fund
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
Domestic Bond Fund                                X                     X                       X                       X
-----------------------------------------------------------------------------------------------------------------------------------
Core Plus Bond Fund                               X                     X                                               X
-----------------------------------------------------------------------------------------------------------------------------------
International Bond Fund                           X                     X                                               X
-----------------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Bond Fund           X                     X                                               X
-----------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                                  X                     X                       X                       X
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt Fund                                              X                                               X
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt Share Fund                                        X                                               X
-----------------------------------------------------------------------------------------------------------------------------------
Short-Duration Investment Fund                    X                     X
-----------------------------------------------------------------------------------------------------------------------------------
Inflation Indexed Bond Fund                       X                     X                                               X
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                           Foreign Currency
                                             Transactions    Lower-Rated Securities  Zero Coupon Securities  Indexed Securities
-------------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
-------------------------------------------------------------------------------------------------------------------------------
U.S. Core Fund
-------------------------------------------------------------------------------------------------------------------------------
Tobacco-Free Core Fund

-------------------------------------------------------------------------------------------------------------------------------
Value Fund

-------------------------------------------------------------------------------------------------------------------------------
Intrinsic Value Fund

-------------------------------------------------------------------------------------------------------------------------------
Growth Fund

-------------------------------------------------------------------------------------------------------------------------------
Real Estate Fund                                                        X                       X                     X
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUNDS
-------------------------------------------------------------------------------------------------------------------------------
International Disciplined Equity Fund              X
-------------------------------------------------------------------------------------------------------------------------------
International Intrinsic Value Fund                 X
-------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                          X
-------------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Equity Fund          X

-------------------------------------------------------------------------------------------------------------------------------
Foreign Fund                                       X                    X
-------------------------------------------------------------------------------------------------------------------------------
Emerging Countries Fund                            X                                                                  X
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
-------------------------------------------------------------------------------------------------------------------------------
Domestic Bond Fund                                                      X                       X                     X
-------------------------------------------------------------------------------------------------------------------------------
Core Plus Bond Fund                                X                    X                       X                     X
-------------------------------------------------------------------------------------------------------------------------------
International Bond Fund                            X                    X                       X                     X
-------------------------------------------------------------------------------------------------------------------------------
Currency Hedged International Bond Fund            X                    X                       X                     X
-------------------------------------------------------------------------------------------------------------------------------
Global Bond Fund                                   X                    X                       X                     X
-------------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt Fund                         X                    X                                             X
-------------------------------------------------------------------------------------------------------------------------------
Emerging Country Debt Share Fund                   X                    X                                             X
-------------------------------------------------------------------------------------------------------------------------------
Short-Duration Investment Fund                                          X                                             X
-------------------------------------------------------------------------------------------------------------------------------
Inflation Indexed Bond Fund                        X                    X                       X                     X
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Structured Notes  Warrants and Rights
--------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS
--------------------------------------------------------------------------------
U.S. Core Fund                                                        X
--------------------------------------------------------------------------------
Tobacco-Free Core Fund                                                X
--------------------------------------------------------------------------------
Value Fund                                                            X
--------------------------------------------------------------------------------
Intrinsic Value Fund                                                  X
--------------------------------------------------------------------------------
Growth Fund                                                           X
--------------------------------------------------------------------------------
Real Estate Fund                                                      X
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUNDS
--------------------------------------------------------------------------------
International Disciplined Equity Fund                                 X
--------------------------------------------------------------------------------
International Intrinsic Value Fund                                    X
--------------------------------------------------------------------------------
International Growth Fund                                             X
--------------------------------------------------------------------------------
Currency Hedged International Equity Fund                             X
--------------------------------------------------------------------------------
Foreign Fund                                                          X
--------------------------------------------------------------------------------
Emerging Countries Fund                           X                   X
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIXED INCOME FUNDS
--------------------------------------------------------------------------------
Domestic Bond Fund                                X                   X
--------------------------------------------------------------------------------
Core Plus Bond Fund                               X                   X
--------------------------------------------------------------------------------
International Bond Fund                           X                   X
--------------------------------------------------------------------------------
Currency Hedged International Bond Fund           X                   X
--------------------------------------------------------------------------------
Global Bond Fund                                  X                   X
--------------------------------------------------------------------------------
Emerging Country Debt Fund                        X                   X
--------------------------------------------------------------------------------
Emerging Country Debt Share Fund                  X                   X
--------------------------------------------------------------------------------
Short-Duration Investment Fund                                        X
--------------------------------------------------------------------------------
Inflation Indexed Bond Fund                                           X
--------------------------------------------------------------------------------



(4) For more information, see, among other sections, "Description of Principal Risks -- Market Risk--Fixed Income Securities" in the Prospectus and "Descriptions and Risks of Fund Investments -- Debt and Other Fixed Income Securities" and "--U.S. Government Securities and Foreign Government Securities" herein.

                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS


The following is a detailed description of certain investment practices in which the Funds may engage and the risks associated with their use. Not all Funds may engage in all practices described below. Please refer to "Fund Objectives and Principal Investment Strategies" in the Prospectus and "Fund Investments" in this Statement of Additional Information for additional information regarding the practices in which a particular Fund may engage. Investors in Funds investing a portion of their assets in other Funds of the Trust, as disclosed in the Prospectus, should be aware that such Funds will indirectly participate in the practices engaged in by the underlying Funds in which such Funds invest, and will therefore be indirectly subject to all risks associated with those practices.


PORTFOLIO TURNOVER

Portfolio turnover is generally not a limiting factor with respect to investment decisions for the Funds. The historical portfolio turnover rate for each Fund is shown under the heading "Financial Highlights" in the Prospectus.

In any particular year, market conditions may well result in greater rates of portfolio turnover than are presently anticipated. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the relevant Fund, and may involve realization of capital gains that would be taxable when distributed to shareholders of the relevant Fund unless such shareholders are themselves exempt. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information. To the extent that portfolio turnover results in the recognition of short-term capital gains, such gains are typically taxed to shareholders at ordinary income tax rates.

DIVERSIFIED AND NON-DIVERSIFIED PORTFOLIOS

As set forth in "Investment Restrictions" below, certain Funds are "diversified" funds and, accordingly, are required to satisfy the "diversified" fund requirements under the Investment Company Act of 1940, as amended (the "1940 Act"), which require that at least 75% of the value of a Fund's total assets be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to an amount not greater than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer. See "Investment Restrictions" below for a discussion of the diversified Funds' fundamental policy regarding diversification of their assets.

As stated in the Prospectus, certain Funds are "non-diversified" funds under the 1940 Act, and as such are not required to satisfy the "diversified" requirements stated above. A non-diversified Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. Such concentration could increase the risk of loss to such a Fund should there be a decline in the market value of any one portfolio security. Investment in a non-diversified fund may therefore entail greater risks than investment in a "diversified" fund.

However, all Funds, whether diversified or non-diversified, must meet certain diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.

CERTAIN RISKS OF FOREIGN INVESTMENTS

GENERAL. Investment in foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign governments and companies and foreign securities markets are less liquid and at times more volatile than comparable U.S. securities and securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in these foreign countries. Special tax considerations also apply to securities of foreign issuers and securities principally traded overseas. Investors should also be aware that under certain circumstances, markets which are perceived to have similar characteristics to troubled markets may be adversely affected whether or not similarities actually exist.


EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. In addition, the securities markets of emerging countries may be subject to a lower level of monitoring and regulation than securities markets of the U.S. and developed foreign markets. Government enforcement of existing securities regulations also has been extremely limited, and any such enforcement may be arbitrary and results difficult to predict with any degree of certainty. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce a Fund's income from such securities. Finally, because publicly traded debt instruments of emerging markets represent a relatively recent innovation in the world debt markets, little historical data or related market experience exists concerning the attributes of such instruments under all economic, market and political conditions.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments exists that could affect investments in those countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments or, in the case of fixed-income securities, interest thereon.

INVESTMENTS IN ASIA. In addition to the foregoing risks of foreign investments and risks specific to emerging markets, investments by the Trust's International Funds in Asia involve additional risks specific to investment in the region. The region encompasses countries at varying levels of economic development ranging from emerging markets to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may affect other countries in the region. For example, some Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis or a decline in currency valuation in one country can spread to other countries.

Investments in Asia are susceptible to social, political, legal, and operational risks affecting issuers in Asian countries. Some countries have authoritarian or relatively unstable governments. Certain governments in the region provide less supervision and regulation of financial markets than is typical of other emerging markets, and less financial information is available. Restrictions on direct foreign investments in securities markets also exist in some countries. For example, Taiwan permits foreign investment only through authorized qualified foreign institutional investors. The return of Hong Kong to China in 1997 continues to affect the region.

Some countries in the region depend heavily upon foreign trade. The economies of some Asian countries are not diversified and are based upon only a few commodities or industries. Markets in some of these countries are in the early stages of development, exhibit a high concentration of market capitalization, have less trading volume, lower liquidity and more volatility than more developed markets.

The region periodically experiences increased market volatility and declines in foreign currency exchange rates. Fluctuation in currency exchange rates can affect a country's ability to service its debt. Currency fluctuation will affect the value of the securities in the Fund's portfolio because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar.

INVESTMENTS IN AFRICA. In addition to the foregoing risks of foreign investments and risks specific to emerging markets, investments by the Trust's International Funds in Africa involve additional risks specific to investment in the region. As in the case of Asia, the region encompasses countries at varying levels of economic development ranging from emerging markets to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may affect other countries in the region.

Investments in Africa are susceptible to social, political, legal and operational risks affecting issuers in African countries. Some countries have authoritarian or relatively unstable governments. Certain governments in the region provide less supervision and regulation of financial markets than is typical of other emerging markets, and less financial information is available.

Economies of African countries may be affected by severe climate changes, particularly drought. The economies of some African countries are not diversified and are based upon only a few commodities or industries, or a single commodity or industry. Markets in some of these countries are in the early stages of development, exhibit a high concentration of market capitalization, have less trading volume, lower liquidity and more volatility than more developed markets. Some countries have investment and repatriation restrictions that further reduce liquidity and could increase volatility.

While the foregoing risks are applicable to any Fund investing in Africa, they are particularly pronounced for the GMO Emerging Country Debt Fund, which may invest a substantial portion of its assets in this region.

DIRECT INVESTMENT IN RUSSIAN SECURITIES. Each of the Foreign Fund, Emerging Countries Fund, Currency Hedged International Bond Fund, Core Plus Bond Fund, Global Bond Fund, International Bond Fund, International Intrinsic Value Fund, Currency Hedged International Equity Fund, and GMO Emerging Country Debt Fund may invest directly in securities of Russian issuers. Investment in these securities presents many of the same risks as investing in securities of issuers in other emerging market economies, as described in the immediately preceding section. However, the social, political, legal and operational risks of investing in Russian issuers, and of having assets custodied within Russia, may be particularly pronounced.

A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of private companies is recorded. When a Fund invests in a Russian issuer, it will receive a "share extract," but that extract is not legally determinative of ownership. A company's share registrar maintains the official record of ownership of the company's shares. Issuers control these share registrars, and investors have few legal rights against such registrars.

SECURITIES LENDING


All of the Funds may make secured loans of portfolio securities amounting to not more than one-third of the relevant Fund's total assets, except for the International Intrinsic Value Fund and Currency Hedged International Equity Fund, each of which may make loans of portfolio securities amounting to not more than 25% of its respective total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of the risk of loss with respect to the investment of the collateral and the risks of delay in recovery of the securities or loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by Grantham, Mayo, Van Otterloo & Co. LLC ("GMO" or the "Manager") to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or liquid securities at least equal at all times to the market value of the securities lent. Collateral may be held in shares of other investment companies. The borrower pays to the lending Fund an amount equal to any dividends or interest the Fund would have received had the securities not been lent. If the loan is collateralized by U.S. Government Securities, the Fund will receive a fee from the borrower. In the case of loans collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Manager has retained lending agents on behalf of several of the Funds that are compensated based on a percentage of a Fund's return on the securities lending activity. The Fund also pays various fees in connection with such loans including shipping fees and reasonable custodian fees approved by the Trustees of the Trust or persons acting pursuant to direction of the Trustees.


DEPOSITORY RECEIPTS

Many of the Funds may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs), and European Depository Receipts (EDRs) (collectively, "Depository Receipts") if issues of such Depository Receipts are available that are consistent with a Fund's investment objective. Depository Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.


DOMESTIC EQUITY DEPOSITARY RECEIPTS. Many of the Funds may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust ("UIT") or investment company that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT or investment company that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.


The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT or investment company that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by a Series could result in losses on Domestic Equity Depositary Receipts.


CONVERTIBLE SECURITIES



A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. The Manager regards convertible securities as a form of equity security.


PREFERRED STOCKS

Preferred stocks include convertible and non-convertible preferred and preference stocks and similar securities which are senior to common equity. These may include debt or equity securities that either (1) rank senior to common stock with respect to the right to receive payment or accrual of interest or in respect of the right to participate in any distribution of the issuer or
(2) are beneficiaries of a guarantee of the issuer regarding the right to receive payment of interest or the right to participate in any distribution of the issuer. Depending on the features of the particular security, holders of preferred stock may bear risks similar to the risks disclosed in the Prospectus or herein with respect to equity or fixed income securities.

WARRANTS AND RIGHTS

A Fund may purchase warrants or rights. Warrants and rights generally give the holder the right, at any time during the term of the instrument, to receive upon exercise of the warrant or right a security of the issuer based on the conversion value of the security at the time of exercise. A Fund will normally use warrants and rights in a manner similar to its use of options on securities as described below. The risks of a Fund's use of warrants and rights are generally similar to those relating to its use of options. Unlike most options, however, warrants and rights are issued in limited amounts and generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish to do.


The Emerging Countries Fund may use certain non-standard warrants, often referred to as low exercise price warrants or low exercise price options ("LEPOs"), to gain indirect exposure to issuers in certain countries, such as India. LEPOs are different from standard warrants in that they do not entitle their holders the right to receive a security of the issuer upon exercise, but rather, pay the holder the return on an underlying equity security between the date on which the LEPO was purchased and the date on which the LEPO is sold. LEPOs entail the same risks as other over-the-counter derivative instruments, including that the counterparty or issuer of the warrant may not be able to fulfill its obligations, there may be a disagreement as to the contractual terms of the instrument, or the instrument may not perform as expected. (See "Description of Principal Risks--Derivatives Risk" and "--Credit and Counterparty Risk" in the Prospectus and "Uses of Derivatives" below). Additionally, while LEPOs may be listed on an exchange, there is no guaranty that a liquid market will exist or that the counterparty is willing to repurchase the warrant when a fund wishes to sell the security.


FUTURES AND OPTIONS

Many of the Funds may use futures and options for various purposes. See "Uses of Derivatives." The use of futures contracts, options contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of futures, options, and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Losses incurred in transactions in futures, options and options on futures and the costs of these transactions will affect a Fund's performance.

A Fund's use of derivatives and related options may allow it to diversify risk in its portfolio without incurring the substantial brokerage costs that may be associated with investment in the securities of multiple issuers. Such use may also permit a Fund to avoid potential market and liquidity problems (e.g., driving up the price of a security by purchasing additional shares of a portfolio security or owning so much of a particular issuer's stock that the sale of such stock depresses that stock's price) which may result from increases in positions already held by a Fund.

OPTIONS. Many Funds which may use options (1) may enter into contracts giving third parties the right to buy portfolio securities from the Fund for a fixed price at a future date ("writing call options"); (2) may enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date ("writing put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

WRITING OPTIONS. Each Fund may seek to increase its return by writing call or put options on optionable securities or indexes. A call option written by a Fund on a security gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are usually cash settled based on the difference between the strike price and the value of the index.

Each such Fund will receive a premium for writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand and interest rates. By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value. In the case of options on an index, if a Fund writes a call, any profit by the Fund in respect of portfolio securities expected to correlate with the index will be limited by an increase in the index above the exercise price of the option. If the Fund writes a put on an index, the Fund may be required to make a cash settlement greater than the premium received if the index declines.

If the writer of an option wishes to terminate its obligation, it may effect a "closing purchase transaction." This transaction is accomplished, in the case of exchange traded options, by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This transaction is accomplished by selling an option of the same series as the option previously purchased. No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale transaction at any particular time. Also, an over-the-counter option may be closed out only with the other party to the option transaction.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or liquid securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index of securities, any loss resulting from the repurchase of a written call option is likely to be offset in whole or in part by appreciation of the underlying security or securities owned by the Fund.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in market environments analogous to those in which call options are used in buy-and-write transactions.

The extent to which a Fund will be able to write and purchase call and put options may be restricted by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code.


RISK FACTORS IN OPTIONS TRANSACTIONS. The holder of an American option can exercise its rights any time prior to expiration of the option. Consequently, the writer of an American option has no control over when the underlying securities or futures contract must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a call option, be offset by a decline in the market value of the underlying security or futures contract during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or futures contract. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or futures contract at the exercise price, which will usually exceed the then market value of the underlying security or futures contract.


An exchange-traded option may be closed out only on a national securities exchange ("Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund holding the option would have to exercise the option in order to realize any profit. For example, in the case of a written call option, if the Fund is unable to effect a closing purchase transaction in a secondary market (in the case of a listed option) or with the purchaser of the option (in the case of an over-the-counter option), the Fund will not be able to sell the underlying security (or futures contract) until the option expires or it delivers the underlying security (or futures contract) upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest may exist with respect to certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange should continue to be exercisable in accordance with their terms.

The Exchanges have established limitations governing the maximum number of options that may be written by an investor or group of investors acting in concert. The Funds, the Manager and other clients of the Manager may be considered to be such a group. These position limits may restrict a Fund's ability to purchase or sell options on a particular security.

The amount of risk a Fund assumes when it purchases an option is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed below, the purchase of an option also entails the risk that changes in the value of the underlying security or futures contract will not be fully reflected in the value of the option purchased.

FUTURES. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month, at a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above) which means that the purchase price is subtracted from the current market value of the instrument and the net amount if positive is paid to the purchaser, and if negative is paid by the purchaser. Futures contracts are traded in the United States only on commodity exchanges or boards of trade - known as "contract markets" - approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Funds permitted to invest in futures contracts will also be permitted to invest in futures contracts on individual equity securities ("single stock futures"), consistent with applicable law.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. Government Securities or other liquid assets generally not exceeding 5% of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

In most cases, futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, a loss will be realized.

INDEX FUTURES. Certain Funds may purchase futures contracts on various securities indexes ("Index Futures"). A Fund's purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

A Fund may close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day) with settlement made, in the case of Index Futures on the S&P 500, with the Commodities Clearing House. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases foreign stock Index Futures.

Changes in the price of Index Futures may not correlate perfectly with movements in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Futures relates. As a result, a disparity may arise between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

INTEREST RATE FUTURES. The Fixed Income Funds may engage in a variety of transactions involving the use of futures with respect to U.S. Government Securities and other fixed income securities.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option-exercise price at any time during the period of the option. Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. See "Foreign Currency Transactions" below for a description of the Funds' use of options on currency futures.

The ability to establish and close out options on futures contracts will be subject to the development and maintenance of a liquid secondary market. However, the development and maintenance of such a market is not certain.

RISK FACTORS IN FUTURES TRANSACTIONS. Investment in futures contracts involves risk. If the futures are used for hedging, some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged. The correlation is higher between price movements of futures contracts and the instrument underlying that futures contract. The correlation is lower when futures are used to hedge securities other than such underlying instrument, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security) or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and a portfolio position (or anticipated position) which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, a Fund cannot always hedge fully or perfectly against currency fluctuations affecting the value of the Fund's securities denominated in foreign currencies because the value of such securities also is likely to fluctuate as a result of independent factors not related to currency fluctuations. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

A hedge will not be fully effective where such imperfect correlation exists. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

A Fund may also purchase futures contracts (or options thereon) as an anticipatory hedge against a possible increase in the price of currency in which is denominated the securities the Fund anticipates purchasing. In such instances, the currency may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market and/or currency decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. Short positions in index futures may be closed out only by entering into a futures contract purchase on the futures exchange on which the index futures are traded.

The successful use of transactions in futures and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of exchange rate, interest rate and stock price movements within a given time frame. For example, to the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund investing in fixed income securities (or such rates move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

In the case of futures and options on futures, a Fund is only required to deposit the initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because the Fund will then be obligated to purchase the security or index at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already included in the Fund's portfolio. Risk management transactions have the effect of providing a degree of investment leverage, particularly when the Fund does not earmark assets equal to the face amount of the contract (i.e., in cash settled futures contracts) since the futures contract (and related options) will increase or decrease in value at a rate which is a multiple of the rate of increase or decrease in the value of the initial and variation margin that the Fund is required to deposit.

Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. This lack of a common clearing facility may give rise to counterparty risk. If a counterparty defaults, a Fund will generally have contractual remedies against such counterparty; however, there is no assurance that a Fund will succeed in enforcing such contractual remedies. When seeking to enforce a contractual remedy, a Fund is also subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If such a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

If a Fund uses combined short and long positions, in addition to possible declines in the values of its investment securities, the Fund may also suffer losses associated with a securities index underlying the long futures position underperforming the securities index underlying the short futures position.

The Funds' ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are relatively new and still developing. The amount of trading interest that may exist in various types of options or futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively. Furthermore, each Fund's ability to engage in options and futures transactions may be limited by tax considerations.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS

Many of the Funds may use swap contracts and other two-party contracts for the same or similar purposes as they may use options, futures and related options.

SWAP CONTRACTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange returns (or differentials in rates of return) calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

INTEREST RATE AND CURRENCY SWAP CONTRACTS. Interest rate swaps involve the exchange of the two parties' respective commitments to pay or receive interest on a notional principal amount (e.g. an exchange of floating rate payments for fixed rate payments). Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).


EQUITY SWAP CONTRACTS AND CONTRACTS FOR DIFFERENCES. Equity swap contracts involve an agreement by two parties to exchange returns calculated with respect to a notional amount of an equity index (e.g., the S&P 500 Index), basket of equity securities, or individual equity security.



If a Fund enters into a long equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index, basket of equity securities, or individual equity security on which the equity swap is based as if it had purchased the notional amount of securities comprising the index, securities comprising the basket, or individual security, as the case may be. If a Fund enters into a short equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index, basket of equity securities, or individual equity security on which the equity swap is based as if it had sold the notional amount of securities comprising the index, securities comprising the basket, or individual security, as the case may be.

Contracts for differences are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. Often, one or both "baskets" will be an established securities index. As to one of the baskets, the Fund's return is based on theoretical, long futures positions in the securities comprising that basket (with an aggregate face value equal to the notional amount of the contract for differences) and as to the other basket, the Fund's return is based on theoretical short futures positions in the securities comprising the basket. The Fund may also use actual long and short futures positions to achieve the same market exposure(s) as contracts for differences where payment obligations of the two legs of the contract are netted and thus based on changes in the relative value of the baskets of securities rather than on the aggregate change in the value of the two legs. The Funds will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long leg will outperform the basket constituting the short leg. However, the short basket may outperform the long basket - resulting in a loss to the Fund, even in circumstances when the securities in both the long and short baskets appreciate in value.

INTEREST RATE CAPS, FLOORS AND COLLARS. The Funds may use interest rate caps, floors and collars for the same purposes or similar purposes as they use interest rate futures contracts and related options. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below two specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate collar. The Funds' use of interest rate caps, floors and collars for the same or similar purposes as those for which they use futures contracts and related options presents the same risks and similar opportunities as those associated with futures and related options.


TOTAL RETURN SWAPS. A Fund generally uses total return swaps to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed income security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.



CREDIT DEFAULT SWAPS. Certain Fixed Income Funds that invest a portion of their assets in emerging market debt (in particular, the GMO Emerging Country Debt
Fund) may use credit default swaps to limit or reduce risk exposure of the Funds to defaults of corporate and sovereign issuers (i.e., to reduce risk where the Funds own or have exposure to such issuers). These instruments may also be used to create direct or synthetic short or long exposure to certain sovereign or foreign or domestic corporate debt securities to which the Funds are not otherwise exposed. The Funds, however, are not obligated to engage in any of these practices.



In a credit default swap, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by a third party on its obligations. Therefore, with credit default swaps, Funds may pay the premium referenced above and, in return, have the right to put certain bonds or loans upon issuer default (or similar events) and to receive in return the par (or other agreed-upon) value of those bonds or loans. The Funds may also use credit default swaps for investment purposes, in which case the Fund will receive the premium referenced above, but would be obligated to pay the par (or other agreed-upon) value of the defaulted bonds or loans upon the issuer's default (or similar events).



RISK FACTORS IN SWAP CONTRACTS, OTC OPTIONS AND OTHER TWO-PARTY CONTRACTS. A Fund may only close out a swap, contract for differences, cap, floor or collar or OTC option with the particular counterparty. Also, if the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but no assurance can be given that contract counterparties will be able to meet their obligations pursuant to such contracts or that, in the event of default, a Fund will succeed in enforcing contractual remedies. Documentation risk may also exist, including the risk that the parties may disagree as to the proper interpretation of the terms of a contract. If such a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under swap contracts, OTC options and other two-party contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. The Manager will closely monitor the creditworthiness of contract counterparties, and a Fund will not enter into any swaps, caps, floors or collars, or OTC options and other two-party contracts unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's at the time of entering into such transaction or if the counterparty has comparable credit as determined by the Manager. However, the credit of the counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital. The management of caps, floors, collars and swaps may involve certain difficulties because the characteristics of many derivatives have not been observed under all market conditions or through a full market cycle.



ADDITIONAL REGULATORY LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS, INTEREST RATE FLOORS, CAPS AND COLLARS AND INTEREST RATE AND CURRENCY SWAP CONTRACTS. In accordance with CFTC regulations, investments by any Fund in futures contracts and related options for purposes other than bona fide hedging are limited such that the aggregate amount that a Fund may commit to initial margin on such contracts or time premiums on such options may not exceed 5% of that Fund's net assets. To the extent that the restriction described in this paragraph is no longer required by applicable law and/or is liberalized, each Fund will comply with such other applicable legal restrictions as are from time to time necessary to enable the Funds and the

Manager to avoid regulation as a "commodity pool operator" or "commodity trading advisor" with respect to a Fund under the Commodity Exchange Act.


FOREIGN CURRENCY TRANSACTIONS

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies, deal in forward foreign currency contracts, currency futures contracts and related options and options on currencies. These Funds may use such currency instruments for hedging, investment or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of the Fund and the Fund's performance benchmark.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. Options on currency futures contracts give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. A Fund may also purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

REPURCHASE AGREEMENTS

A Fund may enter into repurchase agreements with banks and broker-dealers by which the Fund acquires a security (usually an obligation of the Government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-on price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the relevant Fund to expenses, delays and risks of loss including: (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period, and (c) inability to enforce rights and the expenses involved in attempted enforcement.

DEBT AND OTHER FIXED INCOME SECURITIES GENERALLY


Debt and other fixed income securities include fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers.


Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Fixed income securities denominated in foreign currencies are also subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, the future income of a Fund investing in such securities cannot be predicted. The net asset value of each Fund's shares will vary as a result of changes in the value of the securities in its portfolio and will be affected by the absence and/or success of hedging strategies.

CASH AND OTHER HIGH QUALITY INVESTMENTS


Many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or in connection with the earmarking and maintenance of such assets on the custodian's books and records. These cash items and other high quality corporate debt securities may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. By investing only in high quality money market securities a Fund may seek to minimize credit risk with respect to such investments. The Short-Duration Investment Fund may invest a substantial portion of its assets in these instruments, but it is not subject to the quality, maturity and other requirements of money market funds.


U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

U.S. Government Securities include securities issued or guaranteed by the U.S. government or its authorities, agencies or instrumentalities. Foreign Government Securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies or instrumentalities or by supra-national agencies. U.S. Government Securities and Foreign Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. Similarly, some Foreign Government Securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. In the case of certain countries, Foreign Government Securities may involve varying degrees of credit risk as a result of financial or political instability in such countries and the possible inability of a Fund to enforce its rights against the foreign government issuer. As with other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include such entities as the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

Like other fixed income securities, U.S. Government Securities and Foreign Government Securities are subject to market risk and their market values fluctuate as interest rates change. Thus, for example, the value of an investment in a Fund which holds U.S. Government Securities or Foreign Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities and Foreign Government Securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. Government Securities and Foreign Government Securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities and Foreign Government Securities. These certificates of accrual and similar instruments may be more volatile than other government securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS")


REITs are pooled investment vehicles that invest in real estate or real estate-related companies. There are a few different types of REITs in which a Fund may invest, including equity REITS, which own real estate directly; mortgage REITS, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.



The value of a REIT can be expected to change in light of factors affecting the real estate industry. Factors affecting the performance of real estate may include the supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The performance of real estate may also be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or to maintain exempt status under the

1940 Act. See "Taxes" below for a discussion of special tax considerations relating to a Fund's investment in REITs.



MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES, AND COLLATERALIZED MORTGAGE OBLIGATIONS


MORTGAGE-BACKED SECURITIES. Mortgage-backed securities may be issued by the U.S. government, its agencies or instrumentalities, or by non-governmental issuers. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying mortgages, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, there can be no certainty as to the predicted yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and a Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital loss because the premium may not have been fully amortized at the time the obligation was prepaid. As a result of these principal prepayment features, the values of mortgage-backed securities generally fall when interest rates rise, but their potential for capital appreciation in periods of falling interest rates is limited because of the prepayment feature. The mortgage-backed securities purchased by a Fund may include Adjustable Rate Securities as such term is defined in "Adjustable Rate Securities" below. Mortgage-backed securities of non-governmental issuers involve prepayment risks similar to those of U.S. government guaranteed mortgage-backed securities and also involve risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations.

ASSET-BACKED SECURITIES. Asset-backed securities may be issued by the agencies or instrumentalities of the U.S. government, or by non-governmental issuers. Asset-backed securities include securities backed by pools of automobile loans, educational loans, credit card receivables, and secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. These underlying pools of assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed securities involve risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

Asset-backed securities involve prepayment risks similar to those of mortgage-backed securities described above. (See "Mortgage-Backed Securities" immediately above.)

Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

Furthermore, asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"): STRIPS AND RESIDUALS. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are subject to the risk that the collateral supporting the CMO may experience a downgrade or default. CMOs are issued in multiple classes or series which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

CMOs include securities ("Residuals") representing the interest in any excess cash flow and/or the value of any collateral remaining on mortgages or mortgage-backed securities from the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer. Residuals have value only to the extent income from such underlying mortgages or mortgage-backed securities exceeds the amount necessary to satisfy the issuer's debt obligations represented by all other outstanding CMOs.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only ("IO/PO Strips") on the underlying mortgages. IO/PO Strips and Residuals tend to be more volatile than other types of securities. IO Strips and Residuals also involve the additional risk of loss of a substantial portion of or the entire value of the investment if the underlying securities are prepaid. In addition, if a CMO bears interest at an adjustable rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.

ADJUSTABLE RATE SECURITIES

Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. They may be U.S. Government Securities or securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

LOWER-RATED SECURITIES


Certain Funds may invest some or all of their assets in securities rated below investment grade (that is, rated below BBB- by Standard & Poor's or below Baa3 by Moody's) at the time of purchase, including securities in the lowest rating categories, and comparable unrated securities ("Lower-Rated Securities"). Lower-Rated Securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Lower-Rated Securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in Lower-Rated Securities may be more dependent on the Manager's own credit analysis than is the case with higher quality bonds. The market for Lower-Rated Securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for Lower-Rated Securities. This reduced liquidity at certain times may affect the values of these securities, may make the valuation and sale or these securities more difficult and may result in greater volatility in these securities. Because such securities are difficult to value, particularly during erratic markets, the values realized upon the sale of such securities may differ from the values at which they are carried by the relevant fund. Securities of below investment grade quality are commonly referred to as "junk bonds." Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics. See Appendix B-"Commercial Paper and Corporate Debt Ratings" below for more information concerning commercial paper and corporate debt ratings.


BRADY BONDS

Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other countries.

Brady Bonds may be collateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: any collateralized repayment of principal at final maturity; any collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

ZERO COUPON SECURITIES

A Fund investing in "zero coupon" fixed income securities is required to accrue interest income on these securities at a fixed rate based on the initial purchase price and the length to maturity, but these securities do not pay interest in cash on a current basis. Each Fund is required to distribute the income on these securities to its shareholders as the income accrues, even though that Fund is not receiving the income in cash on a current basis. Thus, each Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO and PO strips.

INDEXED SECURITIES

Indexed securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

Indexed securities in which each Fund may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate long-term securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate securities.

Certain Funds may invest in inflation indexed securities issued by the U.S. Treasury, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value which has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.

Although these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may result in a decline in value. If interest rates rise due to reasons other than inflation (such as changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.




The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Coupon payments received by a Fund from inflation indexed bonds will be includable in the Fund's gross income in the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

A Fund's investments in indexed securities, including inflation indexed securities, may create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information.

STRUCTURED NOTES

Similar to indexed securities described above in "Indexed Securities," structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured note may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile.

Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

Certain Funds may enter into firm commitments and other similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund that invests in fixed-income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (on a when-issued or delayed-delivery basis), it is required to earmark on its custodian's books and records cash, U.S. Government Securities or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. No income is generally earned on these securities until after delivery. Each Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

LOANS, LOAN PARTICIPATIONS AND ASSIGNMENTS

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a Fund's policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness, including promissory notes, depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating agency and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, no assurance can be given that the liquidation of collateral from a secured loan would satisfy the borrower's obligation or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of emerging countries will also involve a risk that the governmental entities responsible for repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

When investing in a loan participation, a Fund will typically have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, a Fund typically will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under emerging legal theories of lender liability, a Fund potentially may be held liable as a co-lender. In the case of a loan participation, direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, a Fund may rely on the Manager's research to attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. A Fund's custodian will earmark and maintain appropriate liquid assets to cover the Fund's potential obligations under standby financing commitments.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Certain Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

A Fund that makes such investments will earmark and maintain on its custodian's books and records cash, U.S. Government Securities or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by a Fund for purposes of a Fund's fundamental investment restriction with respect to borrowings.

ILLIQUID SECURITIES


Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the Federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.


Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most equity swap contracts, reverse equity swap contracts, caps, floors and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

PRIVATE PLACEMENTS AND RESTRICTED INVESTMENTS. Illiquid securities may include certain securities of private issuers, investments in securities traded in unregulated or shallow markets and securities that are purchased in private placements and are subject to restrictions on resale either as a matter of contract or under federal securities laws. Because relatively few potential purchasers for such securities may exist, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Manager believes it advisable to do so or may be able to sell such securities only at prices lower than those that could be obtained if such securities were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

While private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities", that is, securities that cannot be sold to the public without registration under the Securities Act of 1933 or pursuant to an exemption from registration (such as Rules 144 or 144A), or that are "not readily marketable" because they are subject to other legal or contractual restrictions on resale. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. A Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling these securities to the public, and in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

At times, the inability to sell private placements and restricted investments in the public market can make it more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. The judgment of the Manager may at times play a greater role in valuing these securities than in the case of publicly traded securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

A Fund may invest in shares of other investment companies, including both open- and closed-end investment companies (including single country funds). When making such an investment, the Fund will be indirectly exposed to all the risks of such investment companies. In general, the investing Fund will bear a pro rata portion of the other investment company's fees and expenses.

In addition, many of the Funds may invest in private investment funds, vehicles or structures. The Funds may also invest in debt-equity conversion funds, which are funds established to exchange foreign bank debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions.


Certain Funds may invest without limitation in GMO Short-Duration Collateral Fund and/or GMO Emerging Country Debt Fund and have investments in GMO Alpha LIBOR Fund. These investments are not made in reliance on the fund of funds exemption provided in Section 12(d)(1)(G) of the Investment Company Act of 1940, but are instead made in reliance on an SEC exemptive order obtained by the Manager and the Trust permitting Funds of the Trust to operate as funds of funds. As described in the Prospectus, shareholders of the investing Funds will not directly bear any of the operating fees and expenses of the GMO Short-Duration Collateral Fund, GMO Alpha LIBOR Fund, and/or GMO Emerging Country Debt Fund, but will indirectly bear a proportionate share of these Funds' operating fees and expenses.

                                 TRACKING ERROR


In certain cases, the Manager may consider a Fund's "tracking error" in constructing its portfolio. Tracking error is a measure of the risk of a portfolio return relative to a benchmark. It is a calculation of the standard deviation of the returns of a portfolio less the relevant benchmark. For example, if an equity fund had a tracking error of 4% versus the S&P 500, this would mean that the annualized volatility of its return less the S&P 500's return was 4%.


                               USES OF DERIVATIVES

                            INTRODUCTION AND OVERVIEW

DERIVATIVE POLICIES. This overview provides a general introduction to the principal ways in which the Funds use derivatives. The information below is designed to supplement the information included in the GMO Trust Prospectus.

FUNCTION OF DERIVATIVES IN FUNDS. Domestic Equity, International Equity and Fixed Income Funds use financial derivatives to implement investment decisions. The types of derivatives employed, which vary from Fund to Fund, include futures, swaps, options, forward contracts and, periodically, structured notes. These instruments may be exchange-traded or over-the-counter products. The types of strategies implemented also vary from Fund to Fund. To a significant extent, specific market conditions influence the choice of derivative strategies for a given Fund.

DERIVATIVE EXPOSURE. Generally, stocks constitute the majority of the holdings in each Domestic and International Equity Fund, although derivative positions may comprise a significant portion of the total assets. In Fixed Income Funds, bond futures, currency options, forwards, swaps, and other derivatives are the primary means of obtaining market exposure.

COUNTERPARTY CREDITWORTHINESS. The Manager tracks the creditworthiness of counterparties in swaps, forwards, and options. Typically, a Fund will enter into these transactions only with counterparties with long-term debt ratings of A or higher by either Standard & Poor's or Moody's at the time of contract. However, short-term derivatives may be entered into with counterparties that do not have long-term debt ratings, but with short-term debt ratings of A-1 by Standard & Poor's and/or Prime-1 by Moody's. (See Appendix B-"Commercial Paper and Corporate Debt Ratings" for an explanation of short-term ratings.) In addition to checking agency ratings to assess creditworthiness, the Manager also considers news reports and market activity, such as the levels at which a counterparty's long-term debt is trading. Furthermore, the Manager monitors the amount of credit extended to any one counterparty by a particular Fund. Besides creditworthiness, the Manager reviews, on a regular basis, the various exposures that each Fund has to over-the-counter counterparties. Additionally, the Manager may negotiate collateral arrangements with a counterparty in order to further reduce a Fund's exposure to such counterparty.

                       USE OF DERIVATIVES BY EQUITY FUNDS

DOMESTIC EQUITY FUNDS. Funds in this group include: U.S. Core Fund, Tobacco-Free Core Fund, Intrinsic Value Fund, Growth Fund, U.S. Sector Fund and Real Estate Fund.

Types of Derivatives Used by the Domestic Equity Funds

-    Options, futures contracts and related options on securities indexes

- Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities

- Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities

- Contracts for differences, i.e., equity swaps that contain both long and short equity components

Uses of Derivatives by the Domestic Equity Funds

Hedging

Traditional Hedging: A Fund may use short equity futures, related options and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts, to allow the Fund to dispose of securities in a more orderly fashion without the Fund being exposed to leveraged loss exposure in the interim.

No limit exists with respect to the absolute face value of derivatives used for hedging purposes.

Investment

A Fund may use derivative instruments (particularly long futures contracts, related options and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to "equitize" cash balances held by a Fund. A Fund may also use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual markets, sectors and equities.

When long futures contracts and long equity swaps are used for investment, the Funds will maintain an amount of liquid securities equal to the face value of all such long derivative positions. However, for purposes of this restriction, if an existing long equity exposure is reduced or eliminated by a short derivative position, the combination of the long and short position will be considered as cash available to cover another long derivative exposure. The net long equity exposure of a Fund, including direct investment in securities and long derivative positions, will not exceed 100% of the Fund's net assets.

Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options and equity swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual sectors and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases. For example, if a Fund held a large proportion of stocks of a particular industry and the Manager believed that stocks of another industry would outperform such stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences may also be used for these purposes. Equity derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

Except when such instruments are used for bona fide hedging, no more than 5% of a Fund's net assets will be committed to initial margin on futures contracts and time premiums on related options.

INTERNATIONAL EQUITY FUNDS. Funds in this group include: International Disciplined Equity Fund, International Intrinsic Value Fund, International Growth Fund, Currency Hedged International Equity Fund, Emerging Countries Fund, and Foreign Fund.

Types of Derivatives Used by the International Equity Funds (other than foreign currency derivative transactions)


-    Options, futures contracts and related options on securities indexes

- Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of securities (excluding Foreign Fund)

- Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of securities (excluding Foreign Fund)

- Contracts for differences, i.e., equity swaps that contain both long and short equity components (excluding Foreign Fund)

-    Only Emerging Countries Fund may use structured or indexed notes

-    Warrants and rights (including LEPOs, with respect to Emerging Countries
     Fund)

Uses of Derivatives by the International Equity Funds (other than foreign currency derivative transactions)

Hedging

Traditional Hedging: A Fund may use short equity futures, related options and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts, to allow the Fund to dispose of securities in a more orderly fashion without the Fund being exposed to leveraged loss exposure in the interim.

No limit exists with respect to the absolute face value of derivatives used for hedging purposes.

Investment

A Fund may use derivative instruments (particularly long futures contracts, related options and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to "equitize" cash balances held by the Fund. Because a foreign equity derivative generally only provides the return of a foreign market in local currency terms, a Fund will often purchase a foreign currency forward in conjunction with equity derivatives to give the effect of investing directly. A Fund may also use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual countries and equities.

When long futures contracts and long equity swaps are used for investment, the Funds will maintain an amount of liquid assets equal to the face value of all such long derivative positions. However, for purposes of this restriction, if an existing long equity exposure is reduced or eliminated by a short derivative position, the combination of the long and short position will be considered as cash available to cover another long derivative exposure. The net long equity exposure of a Fund, including direct investment in securities and long derivative positions, will not exceed 100% of the Fund's net assets.

Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options and equity swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual countries and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases.

For example, if a Fund held a large proportion of stocks of a particular market and the Manager believed that stocks of another market would outperform such stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences may also be used for these purposes. Often, a foreign currency forward will be used in conjunction with the long derivative position to create the effect of investing directly. Equity derivatives (and corresponding currency forwards) used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

Except when such instruments are used for bona fide hedging, no more than 5% of a Fund's net assets will be committed to initial margin on futures contracts and time premiums on related options.

Foreign Currency Derivative Transactions Employed by the International Equity Funds

-    Buying and selling spot currencies

-    Forward foreign currency contracts

-    Currency futures contracts and related options

-    Options on currencies

-    Currency swap contracts (excluding Foreign Fund)

Uses of Foreign Currency Derivative Transactions by the International Equity
Funds

Hedging

Traditional Hedging: A Fund may effect foreign currency transactions - generally short forward or futures contracts - to hedge back into the U.S. dollar the risk of foreign currencies represented by its securities investments. A Fund is not required to hedge any of the currency risk inherent in investing in securities denominated in foreign currencies (except in the case of the Currency Hedged International Equity Fund).

Anticipatory Hedging: When a Fund enters into a contract for the purchase or anticipates the need to purchase a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency on the spot market or through currency forwards or futures.

Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

The International Intrinsic Value Fund will typically hedge less than 30% of the foreign currency exposure represented by its investments in foreign-currency denominated securities back into the U.S. dollar. The Currency Hedged International Equity Fund will maintain short currency positions with respect to at least 70% of the foreign currency exposure represented by the common stocks owned directly and indirectly by the Fund. In addition, the Currency Hedged

International Equity Fund may hedge currency based on the benchmark weightings of the underlying Funds (rather than the underlying Funds' Investments), and thus will sometimes have a net short position with respect to certain foreign currencies. Such net short positions in the aggregate will not exceed 10% of the Fund's assets.

Investment

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, a Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long exposure to particular currencies beyond the amount of a Fund's investment in securities denominated in that currency.

A Fund's aggregate net foreign currency exposure, assuming full offset of long and short positions, will not exceed 100% of the Fund's net assets denominated in foreign currencies, though the currency exposure of the Fund may differ substantially from the currencies in which the Fund's equities are denominated.

                    USE OF DERIVATIVES BY FIXED INCOME FUNDS


Funds in this group include: Domestic Bond Fund, Core Plus Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, Short-Duration Investment Fund, GMO Emerging Country Debt Fund, and Inflation Indexed Bond Fund.


Types of Derivatives Used by the Fixed Income Funds (other than foreign currency derivative transactions)


- Futures contracts and related options on bonds as well as baskets or indexes of securities

-    Options on bonds and other securities

- Swap contracts, including interest rate swaps, total return swaps, credit default swaps and contracts for differences

- Structured notes (excluding Short- Duration Investment Fund and Inflation Indexed Bond Fund)

Uses of Derivatives by the Fixed Income Funds (other than foreign currency derivative transactions)

Hedging

Traditional Hedging: A Fund may use bond futures, related options, bond options and swap contracts to hedge against a market or credit risk already generally present in the Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short swap contracts while the Fund disposes of securities in an orderly fashion.

Investment


A Fund is not limited with respect to the extent to which derivatives may be used or with respect to the absolute face value of its derivative positions. As a result, a Fund may be leveraged in terms of aggregate exposure of its assets. However, the Manager seeks to manage the effective market exposure of each Fund by controlling the projected tracking error relative to each Fund's benchmark.


A Fund may use derivative instruments (particularly long futures contracts, related options and long swap contracts) in place of investing directly in securities. Because a foreign derivative generally only provides the return of a foreign market in local currency terms, a Fund will often purchase a foreign currency forward in conjunction with using derivatives to give the effect of investing directly.


The fundamental strategy of International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund, and Core Plus Bond Fund requires that each of these Funds take active overweighted and underweighted positions with respect to particular bond markets and currencies relative to the Fund's performance benchmark. Often these active positions will be achieved using long and short derivative positions and combinations of such positions to create synthetic securities.


Risk Management

A Fund may use options, futures and related options as well as swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual countries and issuers. Sometimes, a Fund uses such transactions as a precursor to actual sales and purchases.

Other Uses

A Fund generally uses total return swaps to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed income security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.



Credit default swaps are used to protect Funds (primarily GMO Emerging Country Debt Fund and other Fixed Income Funds that invest a portion of their assets in emerging market debt) against events of default by corporate and sovereign issuers of debt, or to create direct or synthetic short or long exposure to sovereign and domestic or foreign corporate debt securities to which such Funds are not otherwise exposed. With credit default swaps, Funds may pay what is, in effect, an insurance premium and, in return, have the right to put certain bonds or loans upon issuer default (or similar events) and to receive in return the par (or other agreed-upon) value of those bonds or loans. The Funds may also use credit default swaps for investment purposes, in which case the Fund will receive the premium referenced above, but would be obligated to pay the par (or other agreed-upon) value of the defaulted bonds or loans upon the issuer's default.


Many of the debt instruments in which the Funds invest may not be available with precisely the duration or other interest rate terms that the Manager would prefer. The Manager may decide to alter the interest rate exposure of these debt instruments by employing interest rate swaps. A Fund can then maintain its investment in the credit of the issuer through the debt instrument but adjust its interest rate exposure through the swap. With these swaps, the Funds and the counterparties swap interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration.

Foreign Currency Derivative Transactions Used by the Fixed Income Funds

-    Buying and selling spot currencies

-    Forward foreign currency contracts

-    Currency futures contracts and related options

-    Options on currencies

-    Currency swap contracts

Uses of Foreign Currency Derivative Transactions by the Fixed Income Funds

Hedging

Traditional Hedging: A Fund may effect foreign currency transactions - generally short forward or futures contracts - to hedge the risk of foreign currencies represented by its securities investments back into the U.S. dollar. A Fund is not required to hedge any of the currency risk obtained by investing in securities denominated in foreign currencies (except in the case of Currency Hedged International Bond Fund).

Anticipatory Hedging: When a Fund enters into a contract for the purchase or anticipates the need to purchase a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency or through currency forwards or futures.

Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to certain limitations, a Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long and short exposure to particular currencies beyond the amount of a Fund's investment in securities denominated in that currency.

                             INVESTMENT RESTRICTIONS

Fundamental Restrictions:

Without a vote of the majority of the outstanding voting securities of the relevant Fund, the Trust will not take any of the following actions with respect to any Fund as indicated:

(1) Borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund's custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions.

Under current pronouncements of the SEC staff, the above types of transactions are not treated as senior securities so long as and to the extent that the Fund's custodian earmarks and maintains liquid assets, such as cash, U.S. Government Securities or other appropriate assets equal in value to its obligations in respect of these transactions.

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(3) With respect to all Funds, except for the International Disciplined Equity Fund and International Growth Fund, make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(4) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(6) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3 % of a Fund's total assets in the case of each Fund (except the International Intrinsic Value and Currency Hedged International Equity Funds), and with respect to not more than 25% of total assets in the case of each of the International Intrinsic Value and Currency Hedged International Equity Funds.


(7) With respect to all Funds, except for the Intrinsic Value Fund, International Disciplined Equity Fund, and International Growth Fund, invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and members of the Manager who beneficially own more than 1/2 of 1% of the securities of that issuer together beneficially own more than 5%.


(8) Concentrate more than 25% of the value of its total assets in any one industry, except that the Short-Duration Investment Fund may invest up to 100% of its assets in obligations issued by banks and the Real Estate Fund may invest more than 25% of its assets in real estate-related securities.


(9) Purchase or sell commodities or commodity contracts, except that the Funds (other than the Short-Duration Investment Fund) may purchase and sell financial futures contracts and options thereon.


(10) Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness," the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund's custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

(11) With respect to the Tobacco-Free Core Fund only, invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, and (c) repurchase agreements maturing in more than seven days if, as a result, more than 10% of the Fund's total assets (taken at current value) would then be invested in securities described in (a), (b) and (c) above.


(12) With respect to each of the U.S. Core Fund, Tobacco-Free Core Fund, International Disciplined Equity Fund, International Intrinsic Value Fund, and International Growth Fund, cause less than 75% of the value of the Fund's total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer.


Non-Fundamental Restrictions:

The following actions are contrary to the present policy of all the Funds, which may be changed by the Trustees without shareholder approval:

(1) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

(2) Make investments for the purpose of gaining control of a company's management.


(3) Invest more than 15% of net assets in illiquid securities. For this purpose, "illiquid securities" may include certain restricted securities under the Federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.


Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most equity swap contracts, reverse equity swap contracts, caps, floors and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

(4) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 33 1/3% of the Fund's total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)

(5) With respect to certain Funds which have adopted non-fundamental investment policies pursuant to Rule 35d-1 of the 1940 Act (each a "Name Policy"), change such Fund's Name Policy as set forth under each such Fund's "Principal investment strategies" in the Prospectus without providing such Fund's shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.

For purposes of each Name Policy, each Fund considers the term "investments" to include both direct and indirect investments. Examples of indirect investments include exposure to the relevant asset type through investments in another Fund and/or through derivatives and other synthetic instruments with economic characteristics similar to the relevant asset type.


(6) With respect to the Short-Duration Investment Fund only, to invest more than 25% of the value of its total assets in obligations issued by banks.


Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The phrase "shareholder approval," as used in the Prospectus and in this Statement of Additional Information, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to a Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies of each Fund may be changed by the Trust's Trustees without the approval of shareholders.


In addition to the Name Policies referenced in Non-Fundamental Restriction (5) above, each of the following Funds has also agreed as follows:

     1) Domestic Bond Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) bond investments and (ii) investments tied economically to the United States.

     2) Emerging Country Debt Share Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to emerging countries and (ii) debt investments.

     3) Inflation Indexed Bond Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) bond investments and
          (ii) inflation indexed investments.

When used in connection with a Fund's Name Policy, the Manager uses the terms "investments," "assets," and "tied economically" as defined in the Prospectus.

                        DETERMINATION OF NET ASSET VALUE


The net asset value per share of each Fund of the Trust will be determined as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time. Please refer to "Determination of Net Asset Value" in the Prospectus for additional information.


                                  DISTRIBUTIONS


The Prospectus describes the distribution policies of each Fund under the heading "Distributions." Each Fund maintains a policy in all cases to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers. For distribution and federal income tax purposes, a portion of the premiums from certain expired call or put options written by a Fund, net gains from certain closing purchase and sale transactions with respect to such options and a portion of net gains from other options and futures transactions are treated as short-term capital gain (i.e., gain from the sale of securities held for 12 months or less). Each Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of taxable investment income and capital gains.


                                      TAXES

TAX STATUS AND TAXATION OF EACH FUND

Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total net assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed timely to its shareholders in the form of dividends (including capital gain dividends).

If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., payment of excise tax amounts deemed by the Fund to be de minimis).

TAXATION OF FUND DISTRIBUTIONS AND SALES OF FUND SHARES


The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gains if the shares have been held as capital assets for more than 12 months and as short-term capital gains if the shares have been held as capital assets for not more than 12 months. However, depending on a shareholder's percentage ownership in a Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.



For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than 12 months and that are properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for 12 months or less will be taxable to shareholders as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described below with respect to the Fund's shares. In addition, if a Fund that invests in other regulated investment companies receives dividends from a regulated investment company designated by that regulated investment company as qualified dividend income, and the Fund meets the holding period and other requirements described below with respect to the shares of that regulated investment company, the Fund may designate its distributions derived from those dividends as qualified dividend income. Only qualified dividend income received by a Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than capital gain dividends) will be eligible to be treated as qualified dividend income.



In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.



Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.


Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

If a Fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on each Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.


For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to a Fund's dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by a Fund from REITs will not qualify for the corporate dividends-received deduction. A Fund's investments in REIT equity securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends paid by REITs generally will not be eligible to be treated as "qualified dividend income."



Under current law, the Funds serve to block unrelated business taxable income ("UBTI") from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. Certain Funds may invest in REITs that hold residual interests in REMICs.


Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.

BACKUP WITHHOLDING


Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including foreign individuals) who fails to furnish the fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net realized long-term capital gains paid by a Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Also, foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are resident in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.


The Internal Revenue Service revised its regulations affecting the application to foreign investors of the backup withholding and withholding tax rules described above. The regulations are generally effective for payments made after December 31, 2000. In some circumstances, the rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisors with respect to the potential application of these regulations.


FOREIGN TAX CREDITS

If, at the end of the fiscal year, more than 50% of the value of the total assets of any Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amounts of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of any of the International Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS

Certain of the Funds' investments, including assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "index securities" (including inflation indexed bonds), will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

The Funds' transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Funds' securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing and character of distributions to shareholders.


Direct investment by a Fund in certain passive foreign investment companies ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat such a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return. A Fund that indirectly invests in PFICs by virtue of the Fund's investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."


A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.


Funds that invest in other investment companies will not be able to offset gains realized by one underlying investment company against losses realized by another underlying investment company. Similarly, a Fund which invests in GMO Short-Duration Collateral Fund, GMO Alpha LIBOR Fund, and/or GMO Emerging Country Debt Fund will not be able to offset losses realized by any of those Funds against other income realized by the Fund. Also, depending on a Fund's percentage ownership in an underlying Fund, a partial redemption of shares of an underlying Fund by the investing Fund could cause the investing Fund to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income. Accordingly, the investment of a Fund in underlying Funds could affect the amount, timing and character of distributions to shareholders of such Fund.


LOSS OF REGULATED INVESTMENT COMPANY STATUS


A Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, in the case of high redemption levels and/or during the first year of its operations. If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, generally would be taxable to shareholders as ordinary income and subject to withholding in the case of non-U.S. shareholders. Such distributions generally would be eligible
(i) to be treated as "qualified dividend income" in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.



TAX SHELTER REPORTING REGULATIONS


Under recently enacted U.S. Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

                             PERFORMANCE INFORMATION

Each Fund may from time to time include its total return in advertisements or in information furnished to present or prospective shareholders.

Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, three, five, and ten years (or for such shorter or longer periods as shares of the Fund have been offered), calculated pursuant to the following formula: P (1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that (i) the maximum purchase premium, if any, is deducted from the initial $1,000 payment, (ii) all dividends and distributions are reinvested when paid and (iii) the maximum redemption fee, if any, is charged at the end of the relevant period. Quotations of total return may also be shown for other periods. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

Class M Shares were first registered and offered for sale on June 30, 2001. As of the fiscal year ended February 28, 2003, only five Funds, U.S. Core Fund, Value Fund, Growth Fund, Foreign Fund, and Emerging Countries Fund, offered Class M Shares. For these five funds, the table below sets forth the average annual total returns for Class M Shares of each Fund for the one, three, five and ten year periods ended February 28, 2003 and for the period from the commencement of the Funds' operations until February 28, 2003. Total return information for periods prior to the inception date of each Fund's Class M Shares reflects the prior performance of Class III Shares of the Fund adjusted to reflect the actual fees and expenses of the Class M Shares.


----------------------------------------------------------------------------------------------------
                         Class M
                          Shares       Fund                                               Since Fund
       Fund             Inception    Inception   1 Year    3 Years   5 Years   10 Years    Inception
 (Class M Shares)         Date         Date        (%)       (%)        (%)       (%)        (%)
----------------------------------------------------------------------------------------------------
         U.S. Core      4/15/2002    9/18/1985   -21.85%    -9.75%    -0.91%    10.27%      12.74%
-------------------------------------------------------------------------------------------------
             Value      1/10/2002   11/13/1990   -22.56%    -0.51%    -1.73%     8.95%      10.98%
-------------------------------------------------------------------------------------------------
            Growth      9/11/2002   12/30/1988   -21.46%   -20.62%    -2.36%     8.72%      11.45%
-------------------------------------------------------------------------------------------------
           Foreign(1)   1/25/2002    8/31/1984    -9.09%    -7.00%     0.19%     7.99%      13.21%
-------------------------------------------------------------------------------------------------
Emerging Countries      7/09/2002    8/29/1997   -10.52%    -8.20%     0.89%      N/A       -1.90%
-------------------------------------------------------------------------------------------------



(1) Performance information presented is that of the Fund's predecessor for all periods prior to June 28, 1996.


For all other Funds, the table below sets forth the average annual total return for Class III Shares of each Fund for the one, three, five and ten year periods ended February 28, 2003 and for the period from the commencement of the Funds' operations until February 28, 2003. Because Class III shares are invested in the same portfolio of securities as Class M Shares, performance would be substantially similar except to the extent that fees and expenses may differ:


----------------------------------------------------------------------------------------------------
                                                                                             Since
              Fund                   Inception    1 Year    3 Years   5 Years   10 Years   Inception
       (Class III Shares)               Date       (%)        (%)       (%)        (%)        (%)
----------------------------------------------------------------------------------------------------
               Tobacco-Free Core     10/31/1991   -21.76%   -10.45%   -0.79%     10.69%      10.94%
--------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                                             Since
              Fund                   Inception    1 Year    3 Years   5 Years   10 Years   Inception
       (Class III Shares)               Date       (%)        (%)       (%)        (%)        (%)
----------------------------------------------------------------------------------------------------
                 Intrinsic Value       8/2/1999   -21.05%     0.54%     N/A        N/A       -2.88%
--------------------------------------------------------------------------------------------------
                     Real Estate      5/31/1996    -2.16%    13.35%    1.26%       N/A        6.85%
--------------------------------------------------------------------------------------------------
International Disciplined Equity      1/29/2002    -8.28%      N/A      N/A        N/A       -5.97%
--------------------------------------------------------------------------------------------------
   International Intrinsic Value      3/31/1987    -4.05%    -2.72%   -0.21%      6.26%       7.14%
--------------------------------------------------------------------------------------------------
            International Growth     11/30/2001   -11.40%      N/A      N/A        N/A      -10.50%
--------------------------------------------------------------------------------------------------
   Currency Hedged International      6/30/1995   -19.53%    -3.86%    0.21%       N/A        6.51%
                          Equity
--------------------------------------------------------------------------------------------------
                   Domestic Bond      8/18/1994    11.43%    10.93%    7.91%       N/A        8.28%
--------------------------------------------------------------------------------------------------
                  Core Plus Bond      4/30/1997     6.45%     9.78%    6.32%       N/A        7.49%
--------------------------------------------------------------------------------------------------
              International Bond     12/22/1993    25.17%     7.51%    4.32%       N/A        7.56%
--------------------------------------------------------------------------------------------------
   Currency Hedged International      9/30/1994     4.81%     7.60%    6.18%       N/A       11.54%
                            Bond
--------------------------------------------------------------------------------------------------
                     Global Bond     12/28/1995    17.76%     7.42%    4.51%       N/A        6.03%
--------------------------------------------------------------------------------------------------
      Short-Duration Investment(1)    4/18/1990    -4.91%     2.10%    3.19%      4.32%       5.06%
--------------------------------------------------------------------------------------------------
          Inflation Indexed Bond      3/31/1997    16.67%    12.94%    9.24%       N/A        8.43%
--------------------------------------------------------------------------------------------------
    Emerging Country Debt(2) Share    4/19/1994    15.81%    17.84%    9.78%       N/A       19.66%
--------------------------------------------------------------------------------------------------



(1) For the period from April 18, 1990 until June 30, 1991, the Fund operated as a money market fund.



(2) Performance information prior to 7/20/1998 (the Fund's inception date) is that of the GMO Emerging Country Debt Fund.


Each Fund may also from time to time advertise net return and gross return data for each month and calendar quarter since the Fund's inception. Monthly and quarterly return data is calculated by linking daily performance for a Fund (current net asset value divided by prior net asset value), and assumes reinvestment of all dividends and gains. Monthly and quarterly performance data does not reflect payment of any applicable purchase premiums or redemption fees. All quotations of monthly and quarterly returns would be accompanied by standardized total return information. Information relating to a Fund's return for a particular month or calendar quarter is provided to permit evaluation of the Fund's performance and volatility in different market conditions, and should not be considered in isolation.

From time to time, in advertisements, in sales literature, or in reports to shareholders, a Fund may compare its respective performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the Fund may compare its total return to rankings prepared by Lipper Analytical Services, Inc. or Morningstar, Inc., widely recognized independent services that monitor mutual fund performance; the Standard & Poor's 500 Stock Index ("S&P 500"), the MSCI EAFE or the Russell 2500, indices of unmanaged groups of common stock; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

Performance rankings and listings reported in national financial publications, such as Money Magazine, Barron's and Changing Times, may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including No Load Fund X, CDA Investment Technologies, Inc., Weisenberger Investment Companies Service, and Donoghue's Mutual Fund Almanac.

Quotations of a Fund's gross return do not reflect any reduction for any Fund fees or expenses unless otherwise noted; if the gross return data reflected the estimated fees and expenses of the Fund, the returns would be lower than those shown. Quotations of gross return for a Fund for a particular month or quarter will be calculated in accordance with the following formula:

Gross Return =
Net Return + (Total Annual Operating Expense Ratio) (# of days in relevant period/365)

PERFORMANCE OBJECTIVES

With regard to certain Funds, the Manager has publicly stated that it seeks to achieve the stated performance objectives listed in the table below; there can be no assurances that the Manager will achieve these (or any other) stated objectives with respect to the Funds.


------------------------------------------------------------------------------------------
                 FUND                                   PERFORMANCE OBJECTIVE
------------------------------------------------------------------------------------------
U.S. Core Fund                             The Fund seeks to outperform its benchmark by
                                           2% per year over a complete market cycle.
------------------------------------------------------------------------------------------
Tobacco-Free Core Fund                     The Fund seeks to outperform its benchmark by
                                           2% per year over a complete market cycle.
------------------------------------------------------------------------------------------
Intrinsic Value Fund                       The Fund seeks to outperform its benchmark by
                                           3% per year over a complete market cycle.
------------------------------------------------------------------------------------------
Growth Fund                                The Fund seeks to outperform its benchmark
                                           by 2% per year over a complete market cycle.
------------------------------------------------------------------------------------------
Real Estate Fund                           The Fund seeks to outperform its benchmark by
                                           1.5% per year, net of fees.
------------------------------------------------------------------------------------------
International Disciplined Equity Fund      The Fund seeks to outperform its benchmark by
                                           2% per year, net of fees.
------------------------------------------------------------------------------------------
International Intrinsic Value Fund         The Fund seeks to outperform its benchmark by +3%
                                           per year, net of fees.
------------------------------------------------------------------------------------------
International Growth Fund                  The Fund seeks to outperform its benchmark by +3%
                                           per year, net of fees.
------------------------------------------------------------------------------------------
Currency Hedged International Equity Fund  The Fund seeks to outperform its benchmark by 2-3%
                                           per year, net of fees.
------------------------------------------------------------------------------------------
Foreign Fund                               The Fund seeks to outperform its benchmark by
                                           3% per year, net of fees.
------------------------------------------------------------------------------------------
Emerging Countries Fund                    The Fund seeks to outperform its benchmark by
                                           3% annually over a five year period
------------------------------------------------------------------------------------------
Domestic Bond Fund                         The Fund seeks to outperform its benchmark by
                                           0.25% per year, net of fees.
------------------------------------------------------------------------------------------
Core Plus Bond Fund                        The Fund seeks to outperform its benchmark.
------------------------------------------------------------------------------------------
International Bond Fund                    The Fund seeks to outperform its benchmark.
------------------------------------------------------------------------------------------
Currency Hedged International Bond Fund    The Fund seeks to outperform its benchmark.
------------------------------------------------------------------------------------------
Global Bond Fund                           The Fund seeks to outperform its benchmark.
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Short-Duration Investment Fund             The Fund seeks to outperform its benchmark.
------------------------------------------------------------------------------------------


                             MANAGEMENT OF THE TRUST


The following tables present information regarding each Trustee and officer of the Trust as of June 30, 2003. Each Trustee's and officer's date of birth ("DOB") is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. The term of office for each officer is until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.



                                                                            NUMBER OF
                                                                            PORTFOLIOS
                                                                                IN
NAME, DATE OF BIRTH,                                     PRINCIPAL             FUND
AND POSITION(S) HELD             LENGTH OF             OCCUPATION(S)         COMPLEX          OTHER
   WITH THE TRUST               TIME SERVED         DURING PAST 5 YEARS      OVERSEEN    DIRECTORSHIPS HELD
   --------------               -----------         -------------------      --------    ------------------
NON INTERESTED TRUSTEES
Jay O. Light               Since May 1996         Professor of Business         40             * (1)
Trustee                                           Administration and
DOB: 10/03/1941                                   Senior Associate Dean,
                                                  Harvard University.

Donald W. Glazer, Esq.     Since December 2000    Advisory Counsel,             40              None
Trustee                                           Goodwin Procter LLP;
DOB: 07/26/1944                                   Secretary and Vice
                                                  Chairman, Provant, Inc.
                                                  (provider of
                                                  performance improvement
                                                  training services and
                                                  products)
                                                  (1998 - present);
                                                  Consultant--Business
                                                  and Law.


------------------------

(1) Mr. Light is a director of Harward Management Company, Inc. and Security Capital European Realty. Neither of these companies has a class of securities registered persuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of that Act and neither of these companies is a registered investment company.

INTERESTED TRUSTEE
R. Jeremy Grantham(2)      Chairman of the Board    Member, Grantham, Mayo,      40     None
Chairman of the Board of   of Trustees since        Van Otterloo & Co. LLC.
Trustees                   September 1985;
DOB: 10/06/1938            President from
                           February 2002 -
                           October 2002;
                           President-Quantitative
                           from September 1985
                           - February 2002


OFFICERS


                             POSITION(S) HELD         LENGTH OF             PRINCIPAL OCCUPATION(S)
NAME AND DATE OF BIRTH        WITH THE TRUST         TIME SERVED              DURING PAST 5 YEARS
----------------------        --------------         -----------              -------------------
Scott Eston                President and Chief   President and Chief        Chief Financial Officer, Chief
DOB: 01/20/1956            Executive Officer     Executive Officer          Operating Officer (2000-present)
                                                 since October 2002;        and Member, Grantham, Mayo, Van
                                                 Vice President from        Otterloo & Co. LLC.
                                                 August 1998 - October
                                                 2002.

Susan Randall Harbert      Chief Financial       Chief Financial Officer    Member, Grantham, Mayo, Van
DOB: 04/25/1957            Officer and           since February 2000;       Otterloo & Co. LLC.
                           Treasurer             Treasurer since February
                                                 1998; Assistant
                                                 Treasurer from May 1995
                                                 -February 1998.

Brent C. Arvidson          Assistant Treasurer   Since August 1998.         Senior Fund Administrator,
DOB: 06/26/1969                                                             Grantham, Mayo, Van Otterloo &
                                                                            Co. LLC.

William R. Royer, Esq.     Vice President and    Vice President since       General Counsel, Anti-Money
DOB: 07/20/1965            Clerk                 February 1997; Clerk       Laundering Reporting Officer
                                                 since March 2001, May      (July 2002 - February 2003) and
                                                 1999 - August 1999,        Member, Grantham, Mayo, Van
                                                 May 1995 - May 1997.       Otterloo & Co. LLC.

Elaine M. Hartnett, Esq.   Vice President and    Vice President since       Associate General Counsel,
DOB: 02/18/1945            Secretary             August 1999; Secretary     Grantham, Mayo, Van Otterloo &
                                                 since March 2001.          Co. LLC (June 1999 - present);
                                                                            Associate/Junior Partner, Hale
                                                                            and Dorr LLP (1991 - 1999).


-------------------
(2) Trustee is deemed to be an "interested person" of the Trust, as defined by the 1940 Act, because of this affiliation with the Trust's Manager.

Julie L. Perniola          Vice President and     Since February 2003.      Anti-Money Laundering
DOB: 10/07/1970            Anti-Money                                       Reporting Officer (February
                           Laundering                                       2003 - present) and Compliance
                           Compliance Officer                               Officer, Grantham, Mayo, Van
                                                                            Otterloo & Co. LLC.



TRUSTEES' RESPONSIBILITIES. Under the provisions of the GMO Declaration of Trust, the business of the Trust, an open-end management investment company, is managed by the Trustees, and the Trustees have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove from their number members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove from their number members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.



The Board of Trustees has two standing committees: the Independent Trustees/Audit Committee and the Pricing Committee. The Independent Trustees/Audit Committee assists the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The responsibilities of the committee are as follows: perform the specific tasks assigned to the independent Trustees pursuant to the 1940 Act, including periodic consideration of the investment management contracts of the Trust; oversee the audit process for the Trust and consider any questions raised by the independent accountants concerning the financial reporting process, internal controls, and compliance procedures of the Trust; select and nominate candidates to serve as independent Trustees of the Trust; review on a periodic basis the governance structures and procedures of the Trust; review proposed resolutions of conflicts of interest that may arise in the business of the Trust and may have an impact on the shareholders of the Trust; and oversee matters requiring independent oversight of the Trust on behalf of the shareholders of the Trust. Shareholders may recommend trustee nominees to the Independent Trustees/Audit Committee to fill any vacancies that may occur in the Board by sending such recommendations to the Secretary of the Trust. Mr. Glazer and Mr. Light, the non-interested trustees, are members of the Independent Trustees/Audit Committee. During the fiscal year ended February 28, 2003, the Independent Trustees/Audit Committee held four meetings.

The Pricing Committee determines the fair value of the Trust's securities or other assets under certain circumstances, as described in the GMO Trust Pricing Policies adopted by the Board, as amended from time to time (the "Procedures"). To fulfill its responsibilities and duties the Pricing Committee periodically reviews the Procedures with the Manager and recommends changes (including the establishment of new pricing methodologies), if any, to the Board, and meets on an as-needed basis to determine the fair value of the Trust's securities or other assets, as described in the Procedures. Mr. Glazer and Mr. Light, the non-interested trustees, are members of the Pricing Committee; Mr. Grantham, the interested trustee, is an alternate member of the Pricing Committee. During the fiscal year ended February 28, 2003, the Pricing Committee held 20 meetings.


In determining to approve the most recent annual extension of each Fund's investment management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Manager and considered information provided by the Manager relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Management of the Trust" in the Prospectus and "Management of the Trust -- Officers" above. The Trustees also took into account the time and attention devoted by senior management to the Funds. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Manager to the Funds were appropriate to fulfill effectively the Manager's duties under the agreements. The Trustees also considered the business reputation of the Manager, its financial resources and its professional liability insurance coverage and concluded that the Manager would be able to meet any reasonably foreseeable obligations under the agreements.

The Trustees received information concerning the investment philosophy and investment process applied by the Manager in managing the Funds. See "Summaries of Fund Objectives, Principal Investment Strategies and Principal Risks" in the Prospectus. In this connection, the Trustees considered the Manager's in-house research capabilities as well as other resources available to the Manager's personnel, including research services available to the Manager as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Manager's investment process, research capabilities and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.

The Trustees considered the scope of the services provided by the Manager to the Funds under the agreements relative to services provided by third parties to other mutual funds. The Trustees noted that the standard of care set forth in those agreements was comparable to that found in most mutual fund investment advisory agreements. See "Investment Advisory and Other Services" below. The Trustees concluded that the scope of the Manager's services to the Funds was consistent with the Funds' operational requirements, including, in addition to seeking to achieve the Funds' investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements, and related shareholder services.

The Trustees considered the quality of the services provided by the Manager to the Funds. The Trustees evaluated the Manager's record with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of the Manager designed to fulfill the Manager's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Manager's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Trust - Code of Ethics" below), the procedures by which the Manager allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Manager in these matters. The Trustees also received information concerning standards of the Manager with respect to the execution of portfolio transactions.


The Trustees considered the Manager's management of non-advisory services provided by persons other than the Manager, considering, among other things, the Fund's total expenses and the reputation of the Fund's other service providers. See "Summaries of Fund Objectives, Principal Investment Strategies and Principal Risks" in the Prospectus. The Trustees also considered information relating to each Fund's investment performance relative to its performance benchmark(s) and relative to funds with similar objectives managed by other managers. The Trustees reviewed performance over various periods, including one, five and ten year periods, where applicable (See "Summaries of Fund Objectives, Principal Investment Strategies and Principal Risks" in the Prospectus), the volatility of the Funds' returns, as well as factors identified by the Manager as contributing to the Funds' performance. The Trustees also considered the competence of the personnel responsible for managing the Funds, the support those personnel received from the Manager, the investment techniques used to manage the Funds, and the overall competence of the Manager. The Trustees concluded that the scope and quality of the Manager's services was sufficient, in light of the Funds' investment performance, particular portfolio management techniques, the resources brought to bear by the Manager, the competence of the Manager, its personnel and systems, and the financial resources of the Manager.



The Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information prepared by Lipper Inc. concerning fees paid to investment managers of funds with similar objectives. The Trustees also considered possible economies of scale to the Manager. The Trustees evaluated the Manager's profitability with respect to the Funds. For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Manager, but also so-called "fallout benefits" to the Manager such as reputational value derived from serving as investment manager to the Funds and the research services available to the Manager by reason of brokerage business generated by the Funds. In evaluating the Funds' advisory fees, the Trustees also took into account the sophistication of the investment techniques used to manage each of the Funds.



In addition, the Independent Trustees met May 22, 2003 to discuss the extensive materials provided by the Manager to the Independent Trustees for purposes of considering the renewal of the management contracts between the Trust and the Manager. At the conclusion of the meeting, the Independent Trustees instructed their counsel to request additional information from the Manager, which was furnished by the Manager.



The Independent Trustees' decision to recommend renewal of the management contracts to the Board of Trustees is based on three main conclusions. First, the Independent Trustees noted that the advisory fees and expense ratios of the Funds compared very favorably to those of most other comparable funds included in the report prepared by Lipper Inc. In addition, the Independent Trustees concluded that the Manager's profitability in relation to the Funds was not excessive. Second, the Independent Trustees expressed their belief that the quality of the Manager's personnel and the investment advice and administrative services they provide to the Funds is very high. Finally, the Independent Trustees observed that the performance of most of the Funds over recent years has been strong relative to their benchmarks, and that although the performance of certain of the Funds has not, the Independent Trustees are satisfied, based upon their discussions with the Manager's personnel, that the Manager is taking appropriate steps to address the issues involved.



At a meeting of the Board of Trustees on May 29, 2003, the Independent Trustees delivered to the full Board of Trustees their recommendation to renew the management contracts. Based on the foregoing and such recommendation, the Trustees concluded that the fees to be paid the Manager under the advisory agreements were fair and reasonable, given the scope and quality of the services rendered by the Manager.


Trustee Fund Ownership

The following table sets forth ranges of Trustees' direct beneficial share ownership in Funds of the Trust as of December 31, 2002.


                                                             AGGREGATE DOLLAR RANGE OF SHARES
                                                                  DIRECTLY OWNED IN ALL
                                     DOLLAR RANGE OF        FUNDS OF THE TRUST (WHETHER OR NOT
                                 SHARES DIRECTLY OWNED IN           OFFERED HEREUNDER)
NAME/FUNDS OFFERED HEREUNDER     FUNDS OFFERED HEREUNDER           OVERSEEN BY TRUSTEE
----------------------------     -----------------------           -------------------
NON INTERESTED TRUSTEES                    None                            None
Jay O. Light
Donald W. Glazer                           None                       over $100,000

INTERESTED TRUSTEE
R. Jeremy Grantham

Short-Duration Investment Fund        over $100,000                   over $100,000
U.S. Sector Fund                      over $100,000


The following table sets forth ranges of Mr. Glazer's and Mr. Grantham's indirect beneficial share ownership in Funds of the Trust, as of December 31, 2002, by virtue of their direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.


                                                                   AGGREGATE DOLLAR RANGE OF SHARES
                                                                       INDIRECTLY OWNED IN ALL
                                           DOLLAR RANGE OF        FUNDS OF THE TRUST (WHETHER OR NOT
                                     SHARES INDIRECTLY OWNED IN           OFFERED HEREUNDER)
NAME/FUNDS OFFERED HEREUNDER          FUNDS OFFERED HEREUNDER            OVERSEEN BY TRUSTEE
----------------------------          -----------------------            -------------------
NON-INTERESTED TRUSTEE
Donald W. Glazer                                None                        $10,001-$50,000

                                                                   AGGREGATE DOLLAR RANGE OF SHARES
                                                                        INDIRECTLY OWNED IN ALL
                                           DOLLAR RANGE OF        FUNDS OF THE TRUST (WHETHER OR NOT
                                     SHARES INDIRECTLY OWNED IN           OFFERED HEREUNDER)
NAME/FUNDS OFFERED HEREUNDER          FUNDS OFFERED HEREUNDER            OVERSEEN BY TRUSTEE
----------------------------          -----------------------            -------------------
INTERESTED TRUSTEE
R. Jeremy Grantham

U.S. Core Fund                             over $100,000                    over $100,000
Real Estate Fund                           over $100,000
International Intrinsic Value Fund         over $100,000
International Growth Fund                  over $100,000


Non-Interested Trustee Ownership of Securities Issued by the Manager or Principal Underwriter None.

Non-Interested Trustee Ownership of Related Companies

The following table sets forth information about securities owned by non-interested trustees and their family members as of December 31, 2002 in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, Inc., the Funds' principal underwriter.

                       NAME OF
  NAME OF NON-       OWNER(S) AND
   INTERESTED      RELATIONSHIP TO                                              VALUE OF
   TRUSTEE             TRUSTEE                COMPANY         TITLE OF CLASS   SECURITIES   % OF CLASS
   -------             -------                -------         --------------   ----------   ----------
Jay O. Light             N/A                    None               N/A             N/A         N/A

Donald W. Glazer        Self         GMO Brazil Sustainable      Limited       $ 19,944**      1.95%
                                       Forest Fund, LP, a      partnership
                                       private investment        interest
                                       company managed by
                                      Renewable Resources
                                     LLC, an affiliate of
                                         the Manager.*

                                     GMO Brazil Sustainable      Limited       $  3,398**      1.93%
                                      Forest Fund 2, LP, a     partnership
                                       private investment        interest
                                       company managed by
                                       Renewable Resources
                                      LLC, an affiliate of
                                          the Manager.*

                                        GMO Tax-Managed          Limited       $581,146**      3.94%
                                     Absolute Return Fund,     partnership
                                      a private investment       interest
                                     company managed by the
                                           Manager.***

* The Manager may be deemed to "control" this fund by virtue of its ownership interest in and role as Managing Member of Renewable Resources LLC.

** Based on a valuation date of December 31, 2002.

*** The Manager may be deemed to "control" this fund by virtue of its serving as investment manager of the fund.

REMUNERATION. Each non-interested Trustee receives an annual retainer from the Trust for his services. In addition, effective July 1, 2002, the chair of each of the Independent Trustees/Audit Committee and the Pricing Committee will receive an annual fee. Each non-interested Trustee is also paid a fee for each in-person and telephone meeting of the Board of Trustees or any committee thereof attended or participated in, as the case may be, and a fee for consideration of any action proposed to be taken by written consent. No additional compensation is paid to any non-interested Trustee for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees, although the Trust does reimburse non-interested Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at such seminars or conferences. Non-interested Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.


Other than as set forth in the table below, no Trustee or officer of the Trust received any direct compensation from the Trust or any series thereof during the fiscal year ended February 28, 2003:



                                                           NAME OF PERSON, POSITION
                                                           ------------------------
                                                    Jay O. Light,   Donald W. Glazer, Esq.,
                                                       Trustee              Trustee
                                                       -------              -------
                     COMPENSATION FROM EACH FUND:

                                   U.S. Core Fund     $   18,176          $   18,391
                           Tobacco-Free Core Fund          3,219               3,263
                                       Value Fund          1,425               1,441
                             Intrinsic Value Fund            373                 376
                                      Growth Fund            841                 854
                                 Real Estate Fund          1,563               1,581
            International Disciplined Equity Fund            522                 528
               International Intrinsic Value Fund          9,248               9,358
                        International Growth Fund            963                 977
        Currency Hedged International Equity Fund            151                 153
                                     Foreign Fund         10,670              10,819
                          Emerging Countries Fund            526                 533
                               Domestic Bond Fund            959                 969
                              Core Plus Bond Fund          2,475               2,501
                          International Bond Fund          1,111               1,122
          Currency Hedged International Bond Fund            113                 114
                                 Global Bond Fund          2,226               2,248
                 Emerging Country Debt Share Fund            503                 508
                   Short-Duration Investment Fund            431                 436
                      Inflation Indexed Bond Fund          1,932               1,954
PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF            N/A                 N/A
                                   FUND EXPENSES:

                                                           NAME OF PERSON, POSITION
                                                           ------------------------
                                                    Jay O. Light,   Donald W. Glazer, Esq.,
                                                       Trustee              Trustee
                                                       -------              -------
       ESTIMATED ANNUAL BENEFITS UPON RETIREMENT:            N/A                 N/A

               TOTAL COMPENSATION FROM THE TRUST:     $  130,150          $  122,350

Messrs. Grantham, Royer and Eston, and Ms. Harbert do not receive any compensation from the Trust, but as members of the Manager will benefit from the management fees paid by each Fund of the Trust.


As of June 4, 2003, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund.


CODE OF ETHICS. Each of the Trust and the Manager has adopted a Code of Ethics pursuant to the requirement of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with certain conditions relating to such persons' position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Funds are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Management Contracts

As disclosed in the Prospectus under the heading "Management of the Trust," under separate Management Contracts (each a "Management Contract") between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment or asset allocation program, as applicable, for each Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions-Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.


As is disclosed in the Prospectus, the Manager has contractually agreed to reimburse each Fund (with the exception of the GMO Emerging Country Debt Fund) with respect to certain Fund expenses through at least June 30, 2004.

Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not "interested persons" of the Manager) and by the relevant Fund's sole initial shareholder in connection with the organization of the Trust and the establishment of the Funds. Each Management Contract will continue in effect for a period of two years from the date of its execution and continuously thereafter only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.


For each Fund, the Management Fee is calculated based on a fixed percentage of the Fund's average daily net assets. Pursuant to the relevant Management Contract, the Funds have paid the following amounts as Management Fees to the Manager with respect to the last three fiscal years:



                                Gross        Reduction         Net
                                -----        ---------         ---
U.S. CORE FUND

Year ended 2/28/03           $  8,520,974   $    684,970   $  7,836,004
Year ended 2/28/02              9,046,063        630,859      8,415,204
Year ended 2/28/01             10,479,887        725,580      9,754,307

TOBACCO-FREE CORE FUND

Year ended 2/28/03           $  1,539,653   $    178,855   $  1,360,798
Year ended 2/28/02              1,116,757        144,739        972,018
Year ended 2/28/01                983,545        137,083        846,462

VALUE FUND

Year ended 2/28/03           $    908,459   $    138,784   $    769,675
Year ended 2/28/02              1,127,722        135,730        991,992
Year ended 2/28/01              1,015,443        108,675        906,768

INTRINSIC VALUE FUND

Year ended 2/28/03           $    171,478   $     78,124   $     93,354
Year ended 2/28/02                310,176         85,382        224,794
Year ended 2/28/01                152,686         78,996         73,690

                                Gross        Reduction         Net
                                -----        ---------         ---
GROWTH FUND

Year ended 2/28/03           $    464,149   $    129,508   $    334,641
Year ended 2/28/02                376,301         82,077        294,224
Year ended 2/28/01                543,233        110,683        432,550

REAL ESTATE FUND

Year ended 2/28/03           $  1,162,513   $     92,965   $  1,069,548
Year ended 2/28/02                836,718         74,788        761,930
Year ended 2/28/01                713,588         69,761        643,827

INTERNATIONAL DISCIPLINED EQUITY FUND

Year ended 2/28/03           $    289,406   $    280,639   $      8,767
Commencement of Operations         13,823         13,823              0
(1/29/02) through 2/28/02

INTERNATIONAL INTRINSIC VALUE FUND

Year ended 2/28/03           $  7,000,434   $  1,246,654   $  5,753,780
Year ended 2/28/02              7,578,601      1,354,121      6,224,480
Year ended 2/28/01              9,826,264      1,517,826      8,308,438

INTERNATIONAL GROWTH FUND

Year ended 2/28/03           $    813,201   $    332,051   $    481,150
Commencement of Operations         78,075         78,075              0
(11/30/01) through 2/28/02

CURRENCY HEDGED INTERNATIONAL EQUITY FUND

Year ended 2/28/03           $    116,529   $    116,529   $          0
Year ended 2/28/02                317,797        317,797              0
Year ended 2/28/01                645,488        450,137        195,351

FOREIGN FUND

Year ended 2/28/03           $  9,153,120   $  1,353,328   $  7,799,792
Year ended 2/28/02              7,274,098      1,084,904      6,189,194
Year ended 2/28/01              7,255,446      1,118,314      6,137,132

EMERGING COUNTRIES FUND

                                Gross        Reduction         Net
                                -----        ---------         ---
Year ended 2/28/03           $    492,799   $    236,929   $    255,870
Year ended 2/28/02                315,128         83,437        231,691
Year ended 2/28/01                359,947         81,883        278,064

DOMESTIC BOND FUND

Year ended 2/28/03           $    116,826   $     60,331   $     56,495
Year ended 2/28/02                163,964         84,907         79,057
Year ended 2/28/01                160,788         72,412         88,376

CORE PLUS BOND FUND

Year ended 2/28/03           $    757,034   $    242,839   $    514,195
Year ended 2/28/02                536,527        191,604        344,923
Year ended 2/28/01                263,280        130,212        133,068

INTERNATIONAL BOND FUND

Year ended 2/28/03           $    336,004   $    146,545   $    189,459
Year ended 2/28/02                420,962        179,636        241,326
Year ended 2/28/01                376,243        148,491        227,752

CURRENCY HEDGED INTERNATIONAL BOND FUND

Year ended 2/28/03           $     36,221   $     36,221   $          0
Year ended 2/28/02                 41,947         41,947              0
Year ended 2/28/01                725,364        208,577        516,787

GLOBAL BOND FUND

Year ended 2/28/03           $    525,898   $    212,177   $    313,721
Year ended 2/28/02                528,110        218,049        310,061
Year ended 2/28/01                421,528        181,236        240,292

SHORT-DURATION INVESTMENT FUND

Year ended 2/28/03           $     27,078   $     27,078   $          0
Year ended 2/28/02                 19,439         19,439              0
Year ended 2/28/01                 20,370         20,370              0

INFLATION INDEXED BOND FUND

Year ended 2/28/03           $    241,490   $    135,718   $    105,772

                                Gross        Reduction         Net
                                -----        ---------         ---
Year ended 2/28/02                 90,483         84,673          5,810
Year ended 2/28/01                 60,046         60,046              0

EMERGING COUNTRY DEBT SHARE FUND

Year ended 2/28/03           $          0   $          0   $          0
Year ended 2/28/02                      0              0              0
Year ended 2/28/01                      0              0              0


In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.

Custodial Arrangements. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, and Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, serve as the Trust's custodians on behalf of the Funds. As such, IBT or BBH holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, IBT or BBH receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Each of IBT and BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

Administrative Arrangements. GMO serves as the Trust's administrator for Class M shareholders. In this capacity, GMO provides administrative support service to such shareholders including processing orders, processing dividend payments, assisting with shareholder communications, recordkeeping and reporting. GMO may provide these services directly, or may contract with third party service providers to provide any or all of these services.


The Trust, on behalf of the Class M Shares of certain Funds, entered into an Administration Agreement with GMO on August 17, 2000. Pursuant to the terms of this Administration Agreement, Class M Shares of the below Funds paid GMO the following amounts with respect to the last three fiscal years:

                            March 1, 2000       March 1, 2001       March 1, 2002
                               Through             Through             Through
                          February 28, 2001   February 28, 2002   February 28, 2003
                          -----------------   -----------------   -----------------
Value Fund                       --                $48(a)             $  9,656
Foreign Fund                     --                $ 1(b)             $  2,481
U.S. Core Fund                   --                 --                $ 82,577(c)
Growth Fund                      --                 --                $ 13,095(d)
Emerging Countries Fund          --                 --                $    500(e)


(a) Administration fees paid by Class M Shares to GMO reflect fees paid from January 10, 2002 (commencement of offering of Class M Shares) through February 28, 2002.

(b) Administration fees paid by Class M Shares to GMO reflect fees paid from January 25, 2002 (commencement of offering of Class M Shares) through February 28, 2002.

(c) Administration fees paid by Class M Shares to GMO reflect fees paid from April 15, 2002 (commencement of offering of Class M Shares) through February 28, 2003.

(d) Administration fees paid by Class M Shares to GMO reflect fees paid from September 11, 2002 (commencement of offering of Class M Shares) through February 28, 2003.

(e) Administration fees paid by Class M Shares to GMO reflect fees paid from July 9, 2002 (commencement of offering of Class M Shares) through February 28, 2003.

Independent Accountants. The Trust's independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust's financial statements, assists in the preparation of each Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

Distributor. Funds Distributor, Inc. ("FDI"), 60 State Street, Boston, Massachusetts 02109, serves as the Trust's distributor on behalf of the Funds.

Counsel. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.

                            DISTRIBUTION (12b-1) PLAN

The Trust has adopted a Rule 12b-1 distribution and service plan (the "Plan"). The principal features of the Plan are described in the Prospectus. This SAI contains additional information that may be of interest to investors.

The Trust will pay to the principal distributor of the Trust's shares (the "Distributor") fees for services rendered and expenses borne by the Distributor which are primarily intended to result in the sale of Class M Shares of the Trust and/or the provision of certain other services incidental thereto to Class M shareholders, at an annual rate with respect to each Fund of the Trust not to exceed 1.00% of each Fund's average daily net assets attributable to its Class M Shares. The

Trustees currently limit payments on Class M Shares to 0.25% of each Fund's average daily net assets attributable to its Class M Shares. Such fees shall be accrued daily and paid monthly or at such other intervals as the Trustees shall determine.


The Trust, on behalf of the below Funds, paid the Distributor the following amounts with respect to the last three fiscal years:



                       March 1, 2000       March 1, 2001       March 1, 2002
                          Through             Through             Through
                     February 28, 2001   February 28, 2002   February 28, 2003
                     -----------------   -----------------   -----------------
Value Fund                   --               $ 60(a)            $ 12,070
Foreign Fund                 --               $  1(b)            $  3,101
U.S. Core Fund               --                 --               $103,221(c)
Growth Fund                  --                 --               $ 16,368(d)
Emerging Countries           --                 --               $    625(e)



(a) Distribution (12b-1) fees paid by the Trust on behalf of the Fund to the principal distributor from January 10, 2002 (commencement of offering of Class M Shares) through February 28, 2002.


(b) Distribution (12b-1) fees paid by the Trust on behalf of the Fund to the principal distributor from January 25, 2002 (commencement of offering of Class M Shares) through February 28, 2002.

(c) Distribution (12b-1) fees paid by the Trust on behalf of the Fund to the principal distributor from April 15, 2002 (commencement of offering of Class M Shares) through February 28, 2003.

(d) Distribution (12b-1) fees paid by the Trust on behalf of the Fund to the principal distributor from September 11, 2002 (commencement of offering of Class M Shares) through February 28, 2003.

(e) Distribution (12b-1) fees paid by the Trust on behalf of the Fund to the principal distributor from July 9, 2002 (commencement of offering of Class M Shares) through February 28, 2003.

The fees may be spent by the Distributor for services which are primarily intended to result in the sale of Class M Shares of the Trust and/or the provision of certain other services incidental thereto to Class M shareholders (but will generally not be spent on recordkeeping charges, accounting expenses, transfer costs, custodian fees or direct client service, maintenance or reporting to recordholders of Class M Shares). The Distributor's expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers, banks and other financial intermediaries who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of Class M shareholders' needs, who provide and maintain elective Class M shareholder services such as check writing and wire transfer services, who provide and maintain pre-authorized investment plans for Class M shareholders, who act as sole shareholder of record and nominee for Class M shareholders, who respond to inquiries from Class M shareholders relating to such services, who train personnel in the provision of such services or who provide such similar services as permitted under applicable statutes, rules or regulations.

Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect interest in the Plan or related arrangements (the "Independent Trustees"), cast in person at a meeting called for that purpose. All material amendments to the Plan also must be approved by the Trustees and the Independent Trustees, including any amendment to increase materially the costs that the fund may bear for distribution pursuant to the Plan.

The Plan may be terminated at any time with respect to the Class M Shares of any Fund by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class M voting securities of such Fund.

Any agreement relating to the implementation of the Plan with respect to any Fund shall be in writing, shall terminate automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class M voting securities of such Fund, upon 60 days written notice.

                             PORTFOLIO TRANSACTIONS

The purchase and sale of portfolio securities for each Fund and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may indirectly sell a particular security to another client. In addition, two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (a) such securities meet the investment objectives and policies of the Fund; (b) such securities are acquired for investment and not for resale; (c) such securities are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) such securities have a value which is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, NASDAQ or a recognized foreign exchange.

Brokerage and Research Services. In placing orders for the portfolio transactions of each Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are subjective considerations.

Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for the Funds with primary market makers unless better prices or executions are available elsewhere.

Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Manager receives such services from brokers who handle a substantial portion of the Funds' portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities, and portfolio strategy. The Manager uses such research in servicing other clients as well as the Funds.


As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the 1934 Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.



The Trust paid, on behalf of the Funds, the following amounts in brokerage commissions with respect to the three most recent fiscal years:



                                          March 1, 2000       March 1, 2001       March 1, 2002
                                             Through             Through             Through
                                        February 28, 2001   February 28, 2002   February 28, 2003
                                        -----------------   -----------------   -----------------
U.S. Core Fund                             $  3,138,091      $  4,011,978          $  3,255,442
Tobacco-Free Core Fund                          314,138           500,744               550,052
Value Fund                                      805,517           938,312               897,675
Intrinsic Value Fund                             50,965           162,077               113,315
Growth Fund                                     180,021           318,261               327,997
Real Estate Fund                                100,996           118,883               633,643
International Disciplined Equity Fund                 -             7,470(a)             71,059
International Intrinsic Value Fund            1,874,882         1,222,132             1,000,300
International Growth Fund                             -            35,943(b)            239,686
Currency Hedged International                   105,183            16,681                     -
      Equity Fund
Foreign Fund                                  2,055,646         1,382,979             2,252,735
Emerging Countries Fund                         347,360           317,735               442,295
Domestic Bond Fund                               33,506            32,442                 9,712
Core Plus Bond Fund                              81,476            60,752                24,991
International Bond Fund                          50,702            22,991                 7,427

                                          March 1, 2000       March 1, 2001       March 1, 2002
                                             Through             Through             Through
                                        February 28, 2001   February 28, 2002   February 28, 2003
                                        -----------------   -----------------   -----------------
Currency Hedged International                   100,758             2,038                   567
      Bond Fund
Global Bond Fund                                 80,073            36,748                19,362
Short-Duration Investment Fund                    1,625                 -                     -
Inflation Indexed Bond Fund                           -                 -                     -
Emerging Country Debt Share Fund                      -                 -                     -


(a) Brokerage commissions for the Fund reflect commissions generated from the Fund's commencement of operations on January 29, 2002 through February 28, 2002.

(b) Brokerage commissions for the Fund reflect commissions generated from the Fund to GMO from the Fund's commencement of operations on November 30, 2001 through February 28, 2002.


Differences in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, with respect to a Fund's three most recent fiscal years (as disclosed in the table above) are generally the result of active trading strategies employed by the Manager when responding to changes in market conditions and/or increases or decreases in the size of a Fund's net assets. Such changes in the amount of brokerage commissions paid by the Trust, on behalf of a Fund, do not reflect material changes in such Fund's investment objective or strategies.


                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on the last day of February.


Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of forty series:
U.S. Core Fund; Tobacco-Free Core Fund; Value Fund; Intrinsic Value Fund; Growth Fund; Small Cap Value Fund; Small Cap Growth Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; Tax-Managed Small Companies Fund; International Disciplined Equity Fund; International Intrinsic Value Fund; International Growth Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Asia Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Global Hedged Equity Fund; Inflation Indexed Bond Fund; Emerging Country Debt Share Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global (U.S.+) Equity Allocation Fund; U.S. Sector Fund; Alpha LIBOR Fund; Short-Duration Collateral Fund; Taiwan Fund; and International Core Plus Allocation Fund. Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial and transfer agency expenses, but the Trustees have no present intention to make such charges.


The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.

The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.


On June 2, 2003, the following shareholders held greater than 25% of the outstanding shares of a series of the Trust:



FUND                                     SHAREHOLDERS
----                                     ------------
Value Fund                               Nabank & Co.
                                         Attn: Recon Trust Securities
                                         P.O. Box 2180
                                         Tulsa, OK 74101-2180

Intrinsic Value Fund                     Corning Retirement Master Trust
                                         Attn: Mr. Robert J. Grassi
                                         Director Investment Services
                                         Corning Inc.
                                         One Riverfront Plaza, HQ-E2
                                         Corning, NY 14831-0001

                                         Princeton University Tr
                                         Attn: John D. Sweeney
                                         P.O. Box 35
                                         Princeton, NJ 08544

FUND                                     SHAREHOLDERS
----                                     ------------
International Disciplined Equity Fund    Mac & Co. A/C KREF0756022
                                         Kresge Foundation
                                         Attn: Mutual Fund Operations
                                         P.O. Box 3198
                                         Pittsburgh, PA 15230-3198

                                         Northern Trust Company as Custodian FBO Nathan
                                         Cummings Foundation GMO International
                                         A/C 26-14879
                                         P.O. Box 92956
                                         Chicago, IL 60675-2956

Currency Hedged International Equity     Evergreen Asset Allocation Fund
Fund                                     200 Berkeley Street
                                         21st Floor Fund Administration
                                         Boston, MA 02116

Core Plus Bond Fund                      Bost & Co. A/C NYXF174740 (Verizon-Core Plus)
                                         Attn: Mutual Funds Operations
                                         P.O. Box 3198
                                         Pittsburgh, PA 15230-3198

International Bond Fund                  Saturn & Co. A/C 4600712 FBO The John Hancock
                                         Financial Service Inc. Pension Plan
                                         c/o Investors Bank & Trust Co.
                                         P.O. Box 9130 FPG90
                                         Boston, MA 02117-9130

                                         Bost & Co. A/C NYXF1049812 (Verizon-IBF)
                                         Mutual Funds Operations
                                         P.O. Box 3198
                                         Pittsburgh, PA 15230-3198

Currency Hedged International Bond       GMO Global Balanced Asset Allocation Fund
Fund                                     40 Rowes Wharf
                                         Boston, MA 02110

                                         Municipal Fire & Police Retirement System of Iowa
                                         Attn: Dennis Jacobs
                                         2836 104th Street
                                         Des Moines, IA 50322

Global Bond Fund                         General Retirement System of the City of Detroit
                                         Attn: Joseph Glanton

FUND                                     SHAREHOLDERS
----                                     ------------
                                         908 Coleman A. Young Municipal Center
                                         Detroit, MI 48226

                                         Fresno County Employees' Retirement Association
                                         P.O. Box 911
                                         Fresno, CA 93714-0911

Emerging Country Debt Share Fund         Sprint Corporate Master Trust
                                         6220 Sprint Parkway
                                         Overland Park, KS 66251

Short-Duration Investment Fund           Bost & Co. A/C NYXF1049822 (Verizon-STIF)
                                         Mutual Funds Operations
                                         P.O. Box 3198
                                         Pittsburgh, PA 15230-3198



As a result, such shareholders may be deemed to "control" their respective series as such term is defined in the 1940 Act.



As of June 2, 2003, greater than 10% of the following Funds' shares were held by accounts for which the Manager has investment discretion: U.S. Core Fund, Emerging Countries Fund, Value Fund, Short-Duration Investment Fund, International Bond Fund, and Intrinsic Value Fund. As of June 2, 2003, a significant portion of the following Funds' shares were held by accounts for which the Manager has investment discretion: International Intrinsic Value Fund, Domestic Bond Fund, International Disciplined Equity Fund, Core Plus Bond Fund, Inflation Indexed Bond Fund, and Currency Hedged International Equity Fund. As of June 2, 2003, substantially all of the following Funds' shares were held by accounts for which the Manager has investment discretion: Real Estate Fund, International Growth Fund, and Currency Hedged International Bond Fund.

                                  VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote by individual Fund (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the Investment Company Act of 1940, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of the affected Funds are entitled to vote thereon. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the other Fund and the approval of the investment advisory contracts of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except with respect to matters that affect only that class of shares and as otherwise required by law.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, designate or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

                        SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


                    OWNERS OF 5% OR MORE OF THE FUNDS' SHARES



The following chart sets forth the names, addresses and percentage ownership of those shareholders owning of record 5% or more of the outstanding Class M Shares of the U.S. Core Fund as of June 2, 2003:



-------------------------------------------------------------------------------------------
                             Name and Address                                   % Ownership
-------------------------------------------------------------------------------------------
National Financial Services LLC for the Exclusive Benefits of Our Customers        100.0
200 Liberty Street
One World Financial
New York, NY 10281
-------------------------------------------------------------------------------------------



To the knowledge of the U.S. Core Fund, no person beneficially owned 5% or more of the outstanding Class M Shares of the U.S. Core Fund as of June 2, 2003.



The following chart sets forth the names, addresses and percentage ownership of those shareholders owning of record 5% or more of the outstanding Class M Shares of the Value Fund as of June 2, 2003:



-------------------------------------------------------------------------------------------
                             Name and Address                                   % Ownership
-------------------------------------------------------------------------------------------
American Express Trust Co FBO American Express Trust                               100.0
Retirement Services Plans
American Express Trust Company
50534 AXP Financial Center
Minneapolis, MN 55474
-------------------------------------------------------------------------------------------

To the knowledge of the Value Fund, no person beneficially owned 5% or more of the outstanding Class M Shares of the Value Fund as of June 2, 2003.



The following chart sets forth the names, addresses and percentage ownership of those shareholders owning of record 5% or more of the outstanding Class M Shares of the Growth Fund as of June 2, 2003:



-------------------------------------------------------------------------------------------
                             Name and Address                                   % Ownership
-------------------------------------------------------------------------------------------
GE Financial Trust Company FBO GE Private Asset Management Client                   94.7
Attn: Diane Melillo
2425 East Camelback Road, Suite 530
Phoenix, AZ 85016
-------------------------------------------------------------------------------------------
National Financial Services LLC for the Exclusive Benefits of Our Customers          5.3
200 Liberty Street
One World Financial
New York, NY 10281
-------------------------------------------------------------------------------------------



To the knowledge of the Growth Fund, no person beneficially owned 5% or more of the outstanding Class M Shares of the Growth Fund as of June 2, 2003.



The following chart sets forth the names, addresses and percentage ownership of those shareholders owning of record 5% or more of the outstanding Class M Shares of the Foreign Fund as of June 2, 2003:



-------------------------------------------------------------------------------------------
                             Name and Address                                   % Ownership
-------------------------------------------------------------------------------------------
National Financial Services LLC for the Exclusive Benefits of Our Customers         78.6
200 Liberty Street
One World Financial
New York, NY 10281
-------------------------------------------------------------------------------------------
Fidelity Investments Institutional Operations Company (FIIOC) as                    21.4
Agent for Certain Employee Benefit Plans
100 Magellan Way (KW1C)
Covington, KY 41015
-------------------------------------------------------------------------------------------



To the knowledge of the Foreign Fund, no person beneficially owned 5% or more of the outstanding Class M Shares of the Foreign Fund as of June 2, 2003.



The following chart sets forth the names, addresses and percentage ownership of those shareholders owning of record 5% or more of the outstanding Class M Shares of the Emerging Countries Fund as of June 2, 2003:


-------------------------------------------------------------------------------------------
                             Name and Address                                   % Ownership
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                             Name and Address                                   % Ownership
-------------------------------------------------------------------------------------------
American Express Trust Co. FBO American Express Trust                               59.0
Retirement Services Plans
American Express Trust Company
50534 AXP Financial Center
Minneapolis, MN 55474
-------------------------------------------------------------------------------------------
National Financial Services LLC for the Exclusive Benefits of Our Customers         33.3
200 Liberty Street
One World Financial
New York, NY 10281
-------------------------------------------------------------------------------------------
Fidelity Investments Institutional Operations Company (FIIOC) as                     7.7
Agent for Certain Employee Benefit Plans
100 Magellan Way (KW1C)
Covington, KY 41015
-------------------------------------------------------------------------------------------



To the knowledge of the Emerging Countries Fund, no person beneficially owned 5% or more of the outstanding Class M Shares of the Emerging Countries Fund as of June 2, 2003.



As of June 2, 2003, no other Funds of the Trust had outstanding Class M Shares.



                                  OTHER MATTERS



In addition, all of the Fixed Income Funds have indirect investments in three asset-backed securities (the "NPF Securities") issued by NPF VI, Inc. and NPF XII, Inc. (the "Issuers") as a result of such Funds' investments in GMO Alpha LIBOR Fund. The Issuers are special purpose corporations organized by National Premier Financial Services ("NPFS"), a subsidiary of National Century Financial Enterprises ("NCFE"). On November 18, 2002, the Issuers, together with NCFE and NPFS, voluntarily filed petitions for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of Ohio. The Trust, on behalf of the GMO Alpha LIBOR Fund, recently joined with certain other holders of the NPF Securities in filing an action against NPFS, NCFE and certain other parties. GMO Alpha LIBOR Fund's costs in respect of this matter are being treated as an extraordinary expense. The valuation of the NPF Securities and all matters relating to the GMO Alpha LIBOR Fund's participation in this action are subject to the supervision and control of the Trust's Board of Trustees.


                              FINANCIAL STATEMENTS

The Trust's audited financial statements for the fiscal year ended February 28, 2003 included in the Trust's Annual Reports and filed with the Securities and Exchange Commission pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are (with the exception of the financial statements relating to funds that do not offer Class M Shares) hereby incorporated in this Statement of Additional Information by reference.

                                    GMO TRUST
                          SPECIMEN PRICE MAKE-UP SHEETS

Following are computations of the total offering price per share for Class M shares of each Fund of the Trust offering Class M shares of beneficial interest as of February 28, 2003, in each case based upon their respective net asset values and shares of beneficial interest outstanding at the close of business on February 28, 2003.


-------------------------------------------------------------------------------
U.S. Core Fund
-------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $9.96 per share based on   $   60,241,605
6,049,202 shares of beneficial interest outstanding)
-------------------------------------------------------------------------------
   Offering Price                                                $         9.96
-------------------------------------------------------------------------------
Value Fund
-------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $6.72 per share based on   $    6,444,237
958,941 shares of beneficial interest outstanding)
-------------------------------------------------------------------------------
   Offering Price                                                $         6.72
-------------------------------------------------------------------------------
Growth Fund
-------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $14.25 per share based     $   20,306,211
on 1,424,928 shares of beneficial interest outstanding)
-------------------------------------------------------------------------------
   Offering Price                                                $        14.25
-------------------------------------------------------------------------------
Foreign Fund
-------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $8.86 per share based on   $    4,448,625
502,095 shares of beneficial interest outstanding)
-------------------------------------------------------------------------------
   Offering Price                                                $         8.86
-------------------------------------------------------------------------------
Emerging Countries Fund
-------------------------------------------------------------------------------
   Net Assets at Value (Equivalent to $8.51 per share based on   $      578,513
67,974 shares of beneficial interest outstanding)
-------------------------------------------------------------------------------
   Offering Price                                                $         8.51
-------------------------------------------------------------------------------

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper ratings of Standard & Poor's are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

CORPORATE DEBT RATINGS

Standard & Poor's. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's. The following is a summary of the ratings used by Moody's for corporate debt:

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

         1.       An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

         3. There is lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, and B1.

GMO TRUST

                                                                      Prospectus


                                                                   June 30, 2003



         - GMO BENCHMARK-FREE ALLOCATION FUND


                                             ___________________________________

                                             - INFORMATION ABOUT OTHER FUNDS
                                               OFFERED BY GMO TRUST IS CONTAINED
                                               IN SEPARATE PROSPECTUSES.

                                             - THE FUND DESCRIBED IN THIS
                                               PROSPECTUS MAY NOT BE AVAILABLE
                                               FOR PURCHASE IN ALL STATES. THIS
                                               PROSPECTUS IS NOT AN OFFERING IN
                                               ANY STATE WHERE AN OFFERING MAY
                                               NOT LAWFULLY BE MADE.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF O BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


                                                                                     Page
                                                                                     ----
SUMMARY OF FUND OBJECTIVE, PRINCIPAL INVESTMENT
STRATEGIES, AND PRINCIPAL RISKS................... .............................           3

SUMMARY OF FUND PERFORMANCE AND FEES AND EXPENSES...............................           5

DESCRIPTION OF PRINCIPAL RISKS..................................................           6

MANAGEMENT OF THE FUND..........................................................          13

DETERMINATION OF NET ASSET VALUE................................................          14

HOW TO PURCHASE SHARES..........................................................          15

HOW TO REDEEM SHARES............................................................          17

MULTIPLE CLASSES................................................................          18

DISTRIBUTIONS AND TAXES.........................................................          19

ADDITIONAL INFORMATION..........................................................   back cover

SHAREHOLDER INQUIRIES...........................................................   back cover

DISTRIBUTOR.....................................................................   back cover

[GRAPHICS]






Fund Inception Date: 6/30/03



         The following summary describes the Fund's investment objective, principal investment strategies, and principal risks. The Fund may make other investments and engage in other investment strategies that are not specifically described in this summary. More information about the Fund's possible investments and strategies is set forth in the Fund's Statement of Additional Information. See the back cover of this Prospectus for information about how to receive the Statement of Additional Information. Unless described as fundamental in this Prospectus or in the Statement of Additional Information, the Fund's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval. The investment manager of the Fund is Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO") (see "Management of the Fund" for a description of the Manager).



INVESTMENT OBJECTIVE



         The Fund seeks a positive return, regardless of market direction. Unlike GMO Trust's (the "Trust") other Asset Allocation Funds, the Fund will not seek to control risk relative to a particular securities market index or benchmark. In addition, the Fund will not seek to outperform a particular securities market index or blend of market indices (i.e., the Fund seeks positive return, not "relative" return). There can be no assurance that the Fund will achieve its stated investment objective.



PRINCIPAL INVESTMENT STRATEGIES



         The Fund is a fund of funds and invests in shares of other GMO mutual funds, including the GMO International Equity Funds (including the GMO Emerging Markets Funds), the GMO U.S. Equity Funds, and the GMO Fixed Income Funds (each, as defined below; collectively, the "underlying Funds"). The Fund will implement its strategy by allocating among asset classes represented by the underlying Funds. The Fund is not restricted with respect to its exposure to any particular asset class, and may at times be substantially invested in underlying Funds that primarily invest in a single asset class (e.g., GMO Fixed Income Funds). In addition, the Fund is not restricted with respect to its exposure to any particular global market. While the Fund generally will have exposure to emerging and developed markets, including the U.S. market, it may, at times, be substantially invested in a particular market or market type (e.g., emerging markets).



         The Manager will seek to forecast returns for a range of global asset classes (e.g., international equity, U.S. equity, emerging markets, fixed income) using quantitative applications to evaluate current economic and corporate fundamentals in relation to global market prices for each asset class over a rolling seven-year period. The Manager will then conduct a disciplined evaluation of each asset class, based on the economic principle of regression to the mean, and will seek to identify the least expensive asset classes and minimize exposure to asset classes that the Manager believes are overpriced.



         Based on the Manager's assessment of asset class valuations and the forecasted value-added for the underlying Funds, the Fund will own different proportions of underlying Funds at different times. No limits exist on the Fund's ability to shift strategically its allocations among the underlying Funds. The Fund may invest substantially all of its assets in a limited number of underlying Funds that primarily invest in same asset class, and may, at times, invest a substantial portion of its assets in a single underlying Fund.



         The other GMO mutual funds in which the Fund may invest include GMO U.S. Core Fund, GMO Tobacco-Free Core Fund, GMO Value Fund, GMO Intrinsic Value Fund, GMO Growth Fund, GMO Small Cap Value Fund, GMO Small Cap Growth Fund and GMO Real Estate Fund (collectively, the "GMO U.S. Equity Funds"); GMO International Disciplined Equity Fund, GMO International Intrinsic Value Fund, GMO International Growth Fund, GMO Currency Hedged International Equity Fund, GMO Foreign Fund, GMO Foreign Small Companies Fund, GMO International Small Companies Fund, GMO Emerging Markets Fund, GMO Emerging Countries Fund and GMO Asia Fund (collectively, the "GMO International Equity Funds"); and GMO Domestic Bond Fund, GMO Core Plus Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund, GMO Short-Duration Investment Fund, GMO Global Hedged Equity Fund, GMO Inflation Indexed Bond Fund, and GMO Short-Duration Collateral Fund (collectively, the "GMO Fixed Income Funds"). These funds are offered pursuant to separate prospectuses and statements of additional information. In addition, any reference to the GMO

Emerging Markets Funds in this Prospectus means the GMO Emerging Markets Fund, GMO Emerging Countries Fund and GMO Asia Fund, collectively.



         Investors should understand that when it is noted in this Prospectus that the Fund will typically make "investments" in a particular type of security or other asset, the word "investments" includes both direct investments by the Fund and indirect investments by the Fund, which includes gaining exposure to the relevant asset type through investments in other GMO mutual funds.


PRINCIPAL RISKS OF INVESTING IN THE FUND


         The value of an investment in the Fund changes with the values of the Fund's investments. Many factors can affect values, and you may lose money if you invest in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds; for a more complete discussion of risks, see "Description of Principal Risks" on page 6.



- Management Risk - The Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund (i.e., the appropriate mix of underlying Funds), but there can be no guarantee that these will produce the desired results. From time to time, the Fund may allocate part or all of its assets to one or more volatile asset classes with significant risk of loss if the Manager's judgment about the expected return of one or more of those asset classes proves incorrect.



- Fund of Funds Risk - Because the Fund invests in underlying Funds, the Fund is exposed to the risk that one or more underlying Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds.



- Foreign Investment Risk - From time to time, the Fund may allocate part or all of its assets to foreign investments (including investments in emerging markets). Foreign securities may experience more rapid and extreme changes in value than U.S. securities. Foreign markets may be less stable, smaller, less liquid, less regulated, and have higher trading costs than the U.S. markets. Adverse changes in investment or exchange control regulations may adversely affect an underlying Fund's foreign investments. Emerging countries issuers are subject to these risks and other risks greater than or in addition to the risks to which U.S. or more developed foreign country issuers are subject.



- Market Risk - Equity Securities - From time to time, the Fund may allocate part or all of its assets to equity investments (including investments in emerging market equity securities). Investments by underlying Funds in equity securities may decline in value due to factors affecting issuing companies, their industries, or the economy and equity markets generally. The possibility that stock market prices in general will decline over short or extended periods subjects underlying Funds to unpredictable declines in the value of their shares, as well as periods of poor performance.



- Market Risk - Fixed Income Securities - From time to time, the Fund may allocate part or all of its assets to fixed income investments (including investments in emerging market debt). The value of an underlying Fund's investments in fixed income securities will typically decline during periods of rising interest rates. This risk is generally greater for funds investing in fixed income securities with longer maturities and/or of lower credit quality and for fund portfolios with longer duration. Certain underlying Funds will also be exposed to additional market risk through their investments in asset-backed securities.



- Smaller Company Risk - From time to time, the Fund may allocate part or all of its assets to investments in companies with smaller market capitalizations. The securities of companies with smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and values may fluctuate in price more sharply than other securities.



         Other principal risks of an investment in the Fund include Derivatives Risk (e.g., use of derivatives by an underlying Fund creates risks different from, or greater than, risks associated with direct investments in securities and other investments by the underlying Fund), Currency Risk (e.g., risk that fluctuations in value of non-dollar denominated investments of an underlying Fund may adversely affect the value of such holdings), Focused Investment Risk (e.g., increased risk from underlying Funds' focusing investments in a limited number of countries or geographic regions or in industries with high positive correlations to one another), Non-Diversification Risk (e.g., certain underlying Funds are non-diversified and therefore a decline in the market value of a particular security held by such Funds may affect these underlying Funds' values more than if such Funds were diversified), Leveraging Risk (e.g., magnified risk from use of derivatives by an underlying

Fund), Liquidity Risk (e.g., difficulty in purchasing and selling investments by an underlying Fund), and Credit and Counterparty Risk (e.g., risk of default of an issuer of a portfolio security or derivatives counterparty of an underlying
Fund). In addition, the Fund will also be subject to additional risks as a result of its investment in the GMO Real Estate Fund, which concentrates its assets in real estate-related securities. As a result, the value of the GMO Real Estate Fund's portfolio can be expected to change in light of factors affecting the real estate industry, and may fluctuate more widely than the value of a portfolio that consists of securities from a broader range of industries.


PERFORMANCE


         The Fund will commence operations on or following the date of this Prospectus. As a result, no performance information is available.


FEES AND EXPENSES


         The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS I     CLASS II    CLASS III   CLASS M
--------------------------------------------------------------------------------      -------     --------    ---------   -------
Cash purchase premium (as a percentage of amount invested)                           0.37%(1,2)   0.37%(1,2)  0.37%(1,2)  0.37%(1,2)
Redemption fee (as a percentage of amount redeemed)                                  0.37%(1,2)   0.37%(1,2)  0.37%(1,2)  0.37%(1,2)



ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets as a percentage of average daily net assets)         CLASS I      CLASS II    CLASS III   CLASS M
--------------------------------------------------------------------------------     -------      --------    ---------   -------
Management fee                                                                       0.00%        0.00%       0.00%       0.00%
Shareholder service fee                                                              0.13%(3)     0.07%(3)    0.00%       N/A
Distribution (12b-1) fee                                                             N/A          N/A         N/A         0.25%
Other expenses                                                                       0.06%(4)     0.06%(4)    0.06%(4)    0.06%(4)
Administration fee                                                                   N/A          N/A         N/A         0.05%(6)
Total annual operating expenses                                                      0.19%(4)     0.13%(4)    0.06%(4)    0.36%(4)
Expense reimbursement                                                                0.06%(4,5)   0.06%(4,5)  0.06%(4,5)  0.06%(4,5)
Net annual expenses                                                                  0.13%(4)     0.07%(4)    0.00%(4)    0.30%(4)



(1) Purchase premiums and redemption fees are paid to and retained by the Fund to allocate portfolio transaction costs caused by shareholder activity to the shareholder generating the activity. Purchase premiums apply only to cash purchases. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be waived with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighted or underweighted in cash so that a redemption or purchase will not cause the Fund to incur transaction costs. Waivers are not available for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms.



(2) The Fund's purchase premium and redemption fee is approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying Funds in which the Manager anticipates the Fund will be invested during the Fund's first year of operations. The level of purchase premium and redemption fee for the Fund will be adjusted approximately annually to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying Fund). Please contact GMO for information concerning the underlying Funds in which the Fund may invest (see "Shareholder Inquiries" on the back cover page of this Prospectus for instructions on how to contact GMO).



(3) In addition to bearing directly a shareholder service fee, the Class I and II shares will also indirectly bear the shareholder service fees paid by the underlying Funds in which the Fund invests.



(4) The amounts indicated above reflect only the direct expenses associated with an investment in the Fund and are an annualized estimate of the Fund's direct expenses for its current fiscal year ending February 29, 2004. THE FUND ALSO INCURS FEES AND EXPENSES INDIRECTLY AS A SHAREHOLDER OF UNDERLYING FUNDS, WHICH ARE NOT REFLECTED IN THE ABOVE AMOUNTS. Under normal market conditions, the Manager believes that the Fund's annualized indirect net operating expenses (excluding all investment-related expenses of the underlying Funds including, but not limited to, interest expense, foreign audit expense, and investment-related legal expense) and indirect investment-related expenses will fall within the ranges set forth below (based on average daily net assets):



                                                   Low      Expected   High
                                                   ---      --------   -----
Indirect Net Operating Expenses                    0.40%    0.64%      0.71%
(excluding investment-related expenses)
Indirect Investment-Related Expenses               0.09%    0.04%      0.03%


Actual indirect expenses for the fiscal year ending February 29, 2004 will vary depending on the particular underlying Funds in which the Fund's portfolio is invested.


(5) The Manager has contractually agreed to reimburse the Fund through at least June 30, 2004 for the Fund's operating expenses (not including shareholder service fees (Class I and Class II), the administration fee (Class
M), distribution (12b-1) fees (Class M), expenses indirectly incurred by investment in underlying Funds and certain other expenses described on page 13 of the Prospectus).

(6) The administration fee for the Fund's Class M shares is payable to the Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 5).


EXAMPLE


         This example helps you compare the cost of investing in the Fund (including direct expenses and estimated indirect operating expenses of the underlying Funds) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as set forth above and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



                           IF YOU SELL YOUR SHARES                     IF YOU DO NOT SELL YOUR SHARES
                           -----------------------                     ------------------------------
                           1 Year*          3 Years                    1 Year*          3 Years
                           -------          -------                    --------         --------
Class I                    $154             $337                       $115             $295
Class II                   $148             $318                       $109             $276
Class III                  $141             $296                       $102             $254
Class M                    $171             $390                       $133             $348


* After reimbursement

                         DESCRIPTION OF PRINCIPAL RISKS


         Investing in mutual funds involves risk. The Fund is subject to certain risks based on the types of investments in the Fund's portfolio and the investment strategies the Fund employs. Factors that may affect the Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments made by the Fund change over time. In addition, because the Fund invests in underlying Funds, the Fund will be indirectly exposed to all of the risks of the investments in the underlying Funds' portfolios. Therefore, the principal risks summarized below include both direct and indirect principal risks of the Fund, and all references to investments made by the Fund in this section include those made both directly by the Fund and indirectly by the Fund through the underlying Funds in which the Fund may invest.



         The Statement of Additional Information includes more information about the Fund, its investments and its strategies. An investment in the Fund is not a bank deposit and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. By itself, the Fund does not constitute a complete investment program.



         - MANAGEMENT RISK. The Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Manager may also fail to use derivatives effectively with respect to an underlying Fund, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Fund generally does not attempt to time the market and instead generally stays fully invested in underlying Funds. The Manager may exercise investment discretion for certain of the accounts investing in the Fund.



         - FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Because the Fund invests in other GMO Funds, the Fund is exposed to the risk that one or more underlying Funds will not perform as expected or will underperform other similar funds. In addition, the Fund will indirectly be exposed to all of the risks of an investment in the underlying Funds. The Manager does not charge an investment management fee for asset allocation advice provided to the Fund, but certain other expenses such as custody, transfer agency and audit fees will be borne directly by the Fund, subject to the Manager's agreement to reimburse the Fund (see "Fees and expenses" above). The Fund will also indirectly bear a proportionate share of the Total Operating Expenses (including investment management, shareholder servicing, custody, transfer agency, audit and other Fund expenses) of the underlying Funds in which it invests, as well as any purchase premiums or redemption fees charged by such underlying Funds subject to fee and expense reimbursement arrangements between the Fund and the Manager (see "Fees and expenses" above). Since the Manager will receive fees from the underlying Funds, the Manager has a financial incentive to invest the assets of the Fund in underlying Funds with higher fees, despite the investment interests of the Fund. The Manager is legally obligated to disregard that incentive in selecting shares of the underlying Funds.

         - MARKET RISK. All of the underlying Funds are subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by an underlying Fund. General market risks associated with investments in equity and fixed income securities include the following:



         EQUITY SECURITIES. A principal risk of each underlying Fund that has significant exposure to equity securities is that those equity securities will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The values of equity securities may decline for a number of reasons that directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods or services. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.



         The GMO U.S. Equity and International Equity Funds maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects these underlying Funds to unpredictable declines in the value of their shares, as well as periods of poor performance.



         VALUE SECURITIES RISK. Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price lower than what the Manager believes to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates. Since value criteria are used extensively by the Manager across the underlying Funds, these risks apply to all of the GMO U.S. Equity and International Equity Funds in which the Fund may invest. The risks are particularly pronounced for the GMO Value Fund, GMO Small Cap Value Fund, GMO Intrinsic Value Fund, GMO International Intrinsic Value Fund, and GMO Foreign Small Companies Fund, which invest primarily in value securities.



         GROWTH SECURITIES RISK. Certain equity securities (generally known as "growth securities") are purchased primarily because the Manager believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to general market movements than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall. All of the underlying Funds that invest in equity securities are subject to these risks, but these risks are particularly pronounced for the GMO Growth Fund, GMO International Growth Fund, and GMO Small Cap Growth Fund, which invest primarily in growth securities.



         FIXED INCOME SECURITIES. The value of the underling Funds' investments in fixed income securities (including bonds, notes and asset-backed securities) will typically change as interest rates fluctuate. During periods of rising interest rates, the values of fixed income securities generally decline. Conversely, during periods of falling interest rates, the values of fixed income securities generally rise. This kind of market risk, also called interest rate risk, is generally greater for underlying Funds investing in fixed income securities with longer maturities and portfolios with longer durations. Thus, this risk is greatest for underlying Funds with longer durations (i.e., that invest in fixed income securities with longer maturities), although it is even present, but to a somewhat lesser extent, in the GMO Short-Duration Investment Fund and GMO Short-Duration Collateral Fund.



         Interest rate risk also depends on the credit quality of a fixed income security. Therefore, the risk is particularly pronounced for the GMO Emerging Country Debt Fund, which typically invests most of its assets in lower-rated securities (also called "junk bonds"), which are fixed income securities rated lower than Baa3 by Moody's Investor Service Inc. ("Moody's") or BBB- by Standard & Poor's ("S&P") or determined by the Manager to be of comparable quality to securities so rated. In addition, GMO Global Bond Fund, GMO International Bond Fund, GMO Inflation Indexed Bond Fund, GMO Currency Hedged International Bond Fund, GMO Core Plus Bond Fund, and GMO Domestic Bond Fund are subject to this risk because these Funds may invest a portion of their assets in lower-rated securities.

         In addition, a related market risk exists for all the GMO Fixed Income Funds, which may invest to a material extent in asset-backed securities. Asset-backed securities include securities backed by pools of automobile loans, educational loans, credit card receivables, secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers or one or more lending banks, or a combination of these bonds and loans. Asset-backed securities are often subject to more rapid prepayment of their principal than their stated maturity would otherwise indicate, as a result of the pass-through of prepayments of principal on the underlying mortgages or assets. Because prepayments generally increase when interest rates fall, underlying Funds that invest in asset-backed securities are subject to the risk that cash flows from securities will have to be reinvested at lower rates. Likewise, since prepayments decrease when interest rates rise, these securities have maturities that tend to be longer when that is least desirable - when interest rates are rising. In addition, payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. Therefore, asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. From time to time, the GMO Fixed Income Funds may have significant exposure to asset-backed securities secured by one or more specific types of loans and/or bonds (e.g., credit-card receivables). As a result, economic developments adversely affecting a particular type of collateral may harm the performance of these underlying Funds. In addition, certain types of collateral may have strong positive correlations, meaning that different types of collateral may be weakened as a result of similar economic conditions (e.g., an increase in personal bankruptcies could damage the value of asset-backed securities secured by credit card receivables, automobile loans, and educational loans).



         Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. The risks associated with asset-backed securities are particularly pronounced for the GMO Short-Duration Collateral Fund, GMO Domestic Bond Fund, GMO Global Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Core Plus Bond Fund, GMO Inflation Indexed Bond Fund, and GMO Short-Duration Investment Fund, which invest a significant portion of their assets in these securities.



         Most of the GMO Fixed Income Funds may also invest to a material extent in debt securities paying no interest, such as zero coupon, principal-only and interest-only securities and, to the extent they make such investments, such underlying Funds will be exposed to additional market risk.



         - LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell due to a limited market or to legal restrictions, such that an underlying Fund may be prevented from selling particular securities at the price at which the underlying Fund values them. All of the underlying Funds are subject to liquidity risk. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Liquidity risk may also exist when the Fund or an underlying Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short sale).



         This risk may be particularly pronounced for underlying Funds such as the GMO Emerging Country Debt Fund, GMO Emerging Markets Fund, GMO Emerging Countries Fund, and GMO Asia Fund, all of which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.



         - SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in smaller, less seasoned companies may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with larger, more established companies. These risks apply to all underlying Funds that invest in the securities of smaller companies, but are particularly pronounced for the GMO Small Cap Value Fund, GMO Small Cap Growth Fund, GMO International Small Companies Fund, GMO Emerging Markets Fund, and GMO Foreign Small Companies Fund, all of which primarily make investments in companies with small or medium-sized market capitalizations.



         - DERIVATIVES RISK. All of the underlying Funds may use derivatives, which are financial contracts whose values depend upon, or are derived from, the values of underlying assets, reference rates, or indices. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indices. The underlying Funds can use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The underlying Funds may also use derivatives as a way to adjust efficiently the exposure of the underlying Funds to various securities, markets, and currencies without the underlying Funds' actually having to sell current assets and make new investments. This is generally done because the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of underlying Fund assets and making new investments over time. For a description of the various derivative instruments that may be utilized by the underlying Funds, refer to the Fund's Statement of Additional Information.



         The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk, and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued.



         Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the assets, rates, or indices they are designed to hedge or closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that an underlying Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may also increase the amount of taxes payable by shareholders. Many derivative instruments also have documentation risk. Because the contract for each over-the-counter ("OTC") derivative transaction is individually negotiated with a specific counterparty, an underlying Fund is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently when the underlying Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for an underlying Fund to enforce its contractual rights may lead the underlying Fund to decide not to pursue its claims against the counterparty.



         While all the underlying Funds are subject to these risks, the risks of derivatives are particularly pronounced for the GMO Fixed Income Funds, which use derivatives, in particular "synthetic" bonds (created by the Manager by combining a futures contract, swap contract, or option on a fixed income security with cash, a cash equivalent or another fixed income security), as a basic component of their investment strategy to gain exposure to fixed income securities and foreign currencies.



         In addition, the GMO Fixed Income Funds may use credit default swap contracts to a significant degree, which also presents derivatives risk. In a credit default swap, one party pays a premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The underlying Funds, in particular the GMO Emerging Country Debt Fund and GMO Core Plus Bond Fund, may use credit default swaps to provide a measure of protection against defaults of corporate and sovereign issuers (i.e., to reduce risk where the underlying Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally only pay a return to the party that has paid the premium in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps also have documentation risk, as described above.



         - FOREIGN INVESTMENT RISK. Underlying Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, and may experience more rapid and extreme changes in value. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect an underlying Fund's investments. In the event of a nationalization, expropriation or other confiscation, an underlying Fund could lose its entire investment in a foreign security.



         All underlying Funds that invest in foreign securities are subject to these risks. These risks are particularly pronounced for the GMO International Equity Funds, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund, GMO Global Hedged Equity Fund, and GMO Inflation Indexed Bond Fund, which may invest a significant portion of their assets in foreign securities. Some of the foreign risks are also applicable to the GMO U.S. Equity Funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S.



         In addition, underlying Funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than underlying Funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on an underlying Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers. These risks are particularly pronounced for Emerging Markets Fund, Emerging Countries Fund, Asia Fund, and Emerging Country Debt Fund, which typically invest a substantial portion of their assets in securities of emerging market issuers. Foreign Small Companies Fund, Foreign Fund, and International Small Companies Fund, each of which may invest a significant portion of their assets in securities of emerging market issuers, are also subject to increased foreign investment risk.



         - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. Dollar value of an underlying Fund's investments. Currency risk includes both the risk that currencies in which an underlying Fund's investments are traded in or currencies in which an underlying Fund has taken on an active investment position will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.



         Many of the underlying Funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the underlying Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the underlying Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Many of the underlying Funds may also take active currency positions and may cross-hedge currency exposure represented by its securities into another foreign currency. This may result in an underlying Fund's currency exposure being substantially different than that suggested by its securities investments.



         All underlying Funds that invest or trade in foreign currencies, securities denominated in foreign currencies, or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the GMO International Equity Funds (except GMO Currency Hedged International Equity Fund), GMO International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund, and GMO Core Plus Bond Fund, which regularly enter into derivative foreign currency transactions and may take active long and short currency positions through exchange traded and OTC foreign currency transactions for investment purposes. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk, as described below under "Leveraging Risk."



         - NON-DIVERSIFICATION RISK. Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of small numbers of issuers. The Fund may invest a significant portion of its assets in shares of underlying Funds that are not "diversified" within the meaning of the Investment Company Act of 1940 (the "1940 Act"). This means that these underlying Funds are allowed to invest in a relatively small number of issuers and/or foreign currencies with greater concentration of risk. As a result, credit, market, and other risks associated with these underlying Funds' investment strategies or techniques may be more pronounced for these underlying Funds than for funds that are "diversified."



         - FOCUSED INVESTMENT RISK. Overall risk can be reduced by geographic or industry diversification, and increased by focusing investments in one or more geographic regions or in industries with high positive correlations to one another. Therefore, underlying Funds whose investments are focused in particular countries or regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) should only be considered as part of a diversified portfolio including other assets.



         An underlying Fund that focuses its investments in securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. This risk may be particularly pronounced for the GMO Real Estate Fund, which invests a significant portion of its assets in real estate-related industries. The value of the GMO Real Estate Fund's portfolio can be expected to change in light of factors affecting the real estate industry, and may fluctuate more widely than the value of a portfolio that consists of securities from a broader range of industries. Factors affecting the performance of real estate may include the supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The performance of real estate may also be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and/or to maintain exempt status under the 1940 Act.



         Similarly, underlying Funds that invest significant portions of their assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. This risk is most significant for the GMO Asia Fund, which invests almost exclusively in Asian securities. This regional focus makes the GMO Asia Fund more susceptible to investment factors affecting the region than a more geographically diverse fund. The region encompasses countries at varying levels of economic development - ranging from emerging market to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may affect other countries in the region. For example, some Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demand. In addition, a recession, a debt crisis, or a decline in currency valuation in one country can spread to other countries.



         - LEVERAGING RISK. Each underlying Fund's portfolio may be leveraged if it temporarily borrows money to meet redemption requests and/or to settle investment transactions. Also, each underlying Fund may enter into reverse repurchase agreements and invest in other derivatives, which may result in leverage. Leverage may disproportionately increase an underlying Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.



         The net long exposure of each GMO U.S. Equity and International Equity Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) will not exceed 100% of the underlying Fund's net assets. Each GMO U.S. Equity and International Equity Fund may manage certain of its derivatives positions by maintaining an amount of cash or liquid securities equal to the face value of those positions. The GMO U.S. and International Equity Funds also may offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in a portfolio. To the extent offsetting positions do not behave in relation to one another as expected, the underlying Fund may perform as if it is leveraged.



         The GMO Fixed Income Funds are not limited with respect to the extent to which derivatives may be used or with respect to the absolute face value of their derivative positions. As a result, the GMO Fixed Income Funds may be leveraged if measured in terms of aggregate exposure of their assets. However, the Manager seeks to manage the effective market exposure of each of these underlying Funds by controlling the projected tracking error relative to each underlying Fund's benchmark.



         - CREDIT AND COUNTERPARTY RISK. This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, or a borrower of an underlying Fund's securities, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.



         Credit risk associated with investments in fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The underlying Funds that invest in fixed income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the underlying Fund's share price and income level. Nearly all fixed income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their sub-divisions or instrumentalities. Even certain U.S. Government securities are subject to credit risk. Additional risk exists where there is no rating for the fixed income security and the Manager has to assess the risk subjectively. In addition, asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to certain additional risks, including the risk that the obligors of the underlying assets default on payment of those assets. See "Market Risk--Fixed Income Securities" above for a discussion of these risks and the underlying Funds for which the risks associated with asset-backed securities are particularly pronounced.



         Underlying Funds that invest in lower-rated securities (also called junk bonds), which are fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P or determined by the Manager to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Lower-rated securities offer the potential for higher investment returns than higher-rated securities, but they carry a higher degree of credit risk and their issuers' continuing ability to meet principal and interest payments is considered speculative. Lower-rated securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities. Accordingly, Emerging Country Debt Fund, which typically invests most of its assets in lower-rated securities, may be subject to substantial credit risk. The underlying Funds listed in "Market Risk - Fixed Income Securities" above that may invest a portion of their assets in lower-rated securities are also subject to increased credit risk.



         In addition, all of the underlying Funds are exposed to credit risk because they may generally make use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and because they may engage to a significant extent in the lending of underlying Fund securities or use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, an underlying Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. An underlying Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the underlying Fund has incurred the costs of litigation. While the Manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions. This type of counterparty risk is generally more pronounced for GMO Emerging Country Debt Fund and GMO Core Plus Bond Fund, which invest in OTC derivatives with longer durations and may have greater exposure to any one counterparty.

                             MANAGEMENT OF THE FUND


         GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the GMO Funds. GMO is a private company, founded in 1977. As of May 31, 2003, GMO managed more than $30 billion for institutional investors such as pension plans, endowments, foundations, and the GMO Funds.



         Subject to the approval of the Trust's Board of Trustees, the Manager establishes and modifies when necessary the investment strategies of the Fund. In addition to its management services to the Fund, the Manager administers the Fund's business affairs.



         With respect to all classes of shares of the Fund, except Class M shares, the Manager provides to such classes direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports and assistance to correct and maintain client-related information. The Class I and II shares of the Fund each pay the Manager a shareholder service fee in exchange for the Manager providing these services. The Class III shares of the Fund do not pay the Manager a shareholder service fee in exchange for the Manager providing these services. However, each class of shares of the Fund (including Class M shares) indirectly bears the shareholder service fees paid by the underlying Funds in which the Fund invests. The Fund will commence operations on or following the date of this Prospectus, and, therefore, the Class I and Class II shares of the Fund have not yet paid the Manager a shareholder service fee, and no class of shares of the Fund has indirectly borne any shareholder service fees of underlying Funds.



         Class M shares of the Fund pay the Manager an administration fee, which is used by the Manager to defray its expenses (or expenses of a third party) in providing administration and record keeping services to certain marketplaces where Class M shares of the Fund may be purchased. The Fund will commence operations on or following the date of this Prospectus, and therefore, the Class M shares have not yet paid the Manager an administration fee.



         The Manager does not receive from any class of shares of the Fund, a management fee for management services rendered to the Fund. However, each class of shares of the Fund indirectly bears the management fees paid by the underlying Funds in which the Fund invests. The Fund will commence operations on or following the date of this Prospectus, and, therefore, no class of shares of the Fund has indirectly borne any management fees of underlying Funds.


         Day-to-day management of the Fund is the responsibility of the Asset Allocation division of the Manager, which is comprised of investment professionals associated with the Manager. No one person is primarily responsible for making recommendations to the division.

CUSTODIAN AND TRANSFER AGENT


         Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's custodian and transfer agent.


EXPENSE REIMBURSEMENT


         As more fully described in the Fund's "Fees and expenses" table, the Manager has contractually agreed to reimburse the Fund with respect to certain expenses through at least June 30, 2004. The following expenses are specifically excluded from the Manager's reimbursement obligation: the administration fee (Class M), distribution (12b-1) fees (Class M), shareholder service fees (Class I and Class II), expenses indirectly incurred by investment in underlying Funds, fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time. The Fund may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund. The Fund's net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The market value of the Fund's (and underlying Funds') investments is generally determined as follows:

Exchange listed securities

         -    Last sale price or

         -    Official closing price or

         - Most recent bid price (if no reported sale or official closing price) or

         - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and what their intended disposition is.

Unlisted securities (if market quotations are readily available)

         -    Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

         - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)


All other fixed income securities and options on those securities (except for options written by an underlying Fund) (includes bonds, loans, structured notes)


         - Closing bid supplied by a primary pricing source chosen by the Manager


Options written by an underlying Fund



         -    Most recent ask price


All other assets and securities (if no quotations are readily available)

         - Fair value as determined in good faith by the Trustees or persons acting at their direction


              - In certain cases, a significant percentage of assets of certain underlying Funds in which the Fund may invest may be "fair valued." The value of assets that are "fair valued" is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining "fair value" are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, and other news events. Although the goal of fair valuation is to determine the amount which the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different than the value realized upon such asset's sale.


         The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold.


         The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value. Fluctuations in values of foreign currencies in relation to the U.S. dollar will affect the net asset value of shares of the Fund even though there has not been any change in the values of such securities measured in terms of the foreign currencies in which they are denominated.


         Foreign exchanges and securities markets usually close prior to the time the NYSE closes and values of foreign options and foreign securities will be determined as of those earlier closings. Events affecting the values of foreign securities may occasionally occur between the earlier closings and the closing of the NYSE which will not be reflected in the computation of the Fund's net asset value. If an event materially affecting the value of foreign securities occurs during that period, then those securities may be valued at fair value as determined in good faith by the Trustees or persons acting at their direction. In addition, because the Fund may hold portfolio securities listed on foreign exchanges which may trade on days on which the NYSE is closed, the net asset value of the Fund's shares may be significantly affected on days when investors will have no ability to redeem their shares in the Funds.

                             HOW TO PURCHASE SHARES


         PURCHASE INSTRUCTIONS FOR CLASSES I, II AND III. You may purchase the Fund's shares from the Trust on any day when the NYSE is open for business. In addition, brokers and agents are authorized to accept purchase and redemption orders on the Fund's behalf. You may pay a fee if you effect a transaction through a broker or agent. To obtain a purchase order form, call the Trust at
(617) 346-7646, send an e-mail to SHS@GMO.com or contact your broker or agent.



         Purchase Policies. Before a purchase order will be acted upon by the Trust, the Trust must determine that the purchase order is in "good order." A purchase order is in "good order" if:


         - a completed purchase order, containing the following information, is submitted to the Trust or its agent:

              -   signature exactly in accordance with the form of registration

              -   the exact name in which the shares are registered

              -   the investor's account number

              - the number of shares or the dollar amount of shares to be purchased


         - the purchase order is received and accepted by the Trust or its agent


         - payment (by check or wire) for the purchase is received before 4:00 p.m. (Eastern time) on the day the purchase order is accepted

              - if an investor provides adequate written assurances of intention to pay, the Trust may extend settlement up to four business days.


         The Trust reserves the right to reject any order.



         The purchase price of a share of the Fund is the net asset value per share next determined after the purchase order is received in "good order" PLUS a purchase premium (if applicable) for the Fund shares to be purchased. Purchase order forms received by the Trust or its agent after the deadline will be honored on the next following business day, and the purchase price will be effected based on the net asset value per share computed on that day. See "Fees and expenses" above for a discussion of the cash purchase premium charged by the Fund, including the circumstances under which the purchase premium may be waived.

         Minimum Investment Amounts. Minimum investment amounts for the Class I, Class II and Class III shares of the Fund are set forth in the table on page 18 of this Prospectus. There is no minimum additional investment required to purchase additional shares of the Fund. The Trust may waive initial minimums for certain accounts.


         Submitting Your Purchase Order Form. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                    GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                           Boston, Massachusetts 02110
                            Facsimile: (617) 439-4192
                         Attention: Shareholder Services


         Call the Trust at (617) 346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks or securities directly to the Trust.


         Funding Your Investment. You may purchase shares:

         -    with cash (via wire transfer or check)

              - BY WIRE. Instruct your bank to wire the amount of your investment to:

              Investors Bank & Trust Company, Boston, Massachusetts
                                ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
                Further credit: GMO Fund/Account name and number

              - BY CHECK. All checks must be made payable to the appropriate Fund or to GMO Trust. The Trust will not accept any checks payable to a third party which have been endorsed by the payee to the Trust. Mail checks to:

   By U.S. Postal Service:                          By Overnight Courier:
 Investors Bank & Trust Company               Investors Bank & Trust Company GMO
   GMO Transfer Agent MFD 23                         Transfer Agent MFD 23
         P.O. Box 9130                     200 Clarendon Street, 16th Floor Boston,
200 Clarendon Street, 16th Floor                           MA 02116
     Boston, MA 02117-9130

         -    by exchange (from another GMO product)

              - written instruction should be sent to GMO Trust's Shareholder Services at (617) 439-4192 (facsimile)

              - the Fund will not honor requests for exchanges by shareholders who identify themselves or are identified as "market-timers." Market-timers are generally those investors who repeatedly make exchanges within a short period or otherwise engage in frequent transactions in a manner that may be disruptive to the Fund, as reasonably determined by the Fund. The Fund does not automatically redeem shares that are the subject of a rejected exchange request.

         -    in exchange for securities acceptable to the Manager

              - securities must be approved by the Manager prior to transfer to the Fund



              - securities will be valued as set forth under "Determination of Net Asset Value" on page 14

         -    by a combination of cash and securities

         PURCHASE INSTRUCTIONS FOR CLASS M. The Fund's Class M shares may be purchased through certain brokers and agents who are authorized to accept purchase and redemption orders on the Fund's behalf. For instructions on purchasing shares or to obtain a purchase order form, please contact the broker or agent from whom this Prospectus was received.

         Purchase Policies. The purchase price of a Class M share of the Fund is the net asset value per share next determined after the purchase order is received by the Trust's agent. Purchase order forms received by the Trust's agent after 4:00 p.m. (Eastern time) will be honored on the next following business day, and the purchase price will be effected based on the net asset value per share computed on that day. The Trust and its agent reserve the right to reject any order.

         Distribution and Service (12b-1) Plan. The Fund has adopted a distribution plan to pay for the sale and distribution of Class M shares and for services provided to Class M shareholders. The plan provides for payments at annual rates not to exceed 1.00% of the Fund's average daily net assets attributable to its Class M shares. The Trustees currently limit payments on Class M shares under the Plan to 0.25% of the Fund's average daily net assets attributable to its Class M shares. Because these fees are paid out of the Fund's Class M assets on an ongoing basis, these fees will increase the cost of your investment and may cost you more over time than paying other types of sales charges.

                              HOW TO REDEEM SHARES

         You may redeem shares of the Fund on any day when the NYSE is open for business. For instructions on redeeming Class M shares, please contact the broker or agent from whom this Prospectus was received.

         REDEMPTION POLICIES. Payment on redemption will be made as promptly as possible (generally on the next business day) and no later than seven days (subject to the exceptions noted below) after the request for redemption is received by the Trust or its agent, as applicable, in "good order."

         A redemption request is in "good order" if it:

         -    is signed exactly in accordance with the form of registration;

         -    includes the exact name in which the shares are registered;

         -    includes the investor's account number; and

         - includes the number of shares or the dollar amount of shares to be redeemed.


         If the redemption request is received in "good order" and prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price is the net asset value per share determined on that day, LESS a redemption fee (if applicable) for the Fund shares to be redeemed. If the redemption request is received in "good order" but after the close of regular trading on the NYSE, the redemption price is the net asset value per share determined on the next business day, LESS a redemption fee (if applicable) for the Fund shares to be redeemed. Redemption fees (if applicable) apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). See "Fees and expenses" above for a discussion of the redemption fee charged by the Fund, including circumstances under which the fee may be waived.


         The Fund may suspend the right of redemption and may postpone payment for more than seven days:

         -    if the NYSE is closed for other than weekends or holidays

         -    during periods when trading on the NYSE is restricted

         - during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the net asset value of the Fund

         - during any other period permitted by the Securities and Exchange Commission for the protection of investors.

         Pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem unilaterally at any time any shareholder of the Fund if at such time the shareholder owns shares of the Fund or any class of the Fund having an aggregate net asset value of less than an amount determined from time to time by the Trustees. The Trustees currently have not determined a minimum amount for any class of the Fund.


         ADDITIONAL REDEMPTION INSTRUCTIONS FOR CLASSES I, II AND III. If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund instead of cash.

         If a redemption is made in cash:

         - payment will be made in federal funds transferred to the account designated in writing by authorized persons

              - designation of additional accounts and any change in the accounts originally designated must be made in writing.

         - upon request, payment will be made by check mailed to the registration address

         If a redemption is made in-kind, it is important for you to note:


         - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value" on page 14


         - securities distributed by the Fund will be selected by the Manager in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio




         - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

         - in-kind redemptions will be transferred and delivered by the Trust as directed by you


         Submitting Your Redemption Request. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares - Submitting Your Purchase Order Form" Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617)346-7646 or send an e-mail to SHS@GMO.com to CONFIRM RECEIPT of redemption requests.


                                MULTIPLE CLASSES

         CLASSES I, II AND III. The Fund offers multiple classes of shares. The sole economic difference among the Class I, Class II and Class III shares of the Fund is the level of shareholder service fee that these classes bear for client and shareholder service, reporting and other support, reflecting the fact that, as the size of a client relationship increases, the cost to serve that client decreases as a percentage of the assets in that account. Thus, the shareholder service fee is lower for those classes where eligibility criteria require greater total assets under GMO's management.

MINIMUM INVESTMENT CRITERIA FOR CLASS ELIGIBILITY



                                               MINIMUM TOTAL INVESTMENT            SHAREHOLDER SERVICE FEE (AS A % OF AVERAGE
                                                      IN THE FUND                               DAILY NET ASSETS)
                                               ------------------------            --------------------------------------------
                  CLASS I                             $5 million                                     0.13%*
                  CLASS II                            $5 million                                     0.07%*
                  CLASS III                           $5 million                                     0.00%*



         * The Fund indirectly bears additional shareholder service fees by virtue of its investments in underlying Funds. As described in the "Fees and Expenses" table, these indirect shareholder service fees are not included among the expenses reimbursed by the Manager pursuant to the Manager's contractual agreement to reimburse certain expenses of the Fund through at least June 30, 2004.



         Eligibility for Classes I, II, and III of the Fund depends upon the client meeting the minimum "Total Investment" set forth in the above table, which include only a client's Total Investment in the Fund, calculated as described below.



         Determination of Total Investment. A client's Total Investment equals the market value of all the client's assets managed by GMO and its affiliates
(1) at the time of initial investment, (2) at close of business on the last business day of each calendar quarter, or (3) at other times as determined by the Manager (each, a "Determination Date").


You should note:

         - There is no minimum additional investment required to purchase additional shares of the Fund.

         -    The Trust may waive initial minimums for certain accounts.


         - A client will not be eligible for Classes I, II, and III of the Fund based on the market value of all the client's assets managed by GMO and its affiliates.


         - The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility.

         - Eligibility requirements for each class of shares are subject to change upon notice to shareholders.

         Conversions between Classes. Client's shares in the Fund (not including Class M shares) will be converted to the class of shares of the Fund (not including Class M shares) with the lowest shareholder service fee for which the client is eligible, based on the amount of the client's Total Investment on the Determination Date. The conversion will occur within 15 business days following the Determination Date on a date selected by the Manager.

         The Trust has been advised by counsel that the conversion of a client's investment from one class of shares of the Fund to another class of shares of the Fund should not result in the recognition of gain or loss in the Fund's shares. The client's tax basis in the new class of shares immediately after the conversion should equal the client's basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

         CLASS M. Class M shares of the Fund have higher fee and expense levels than the Class I, II and III shares of the Fund (as described in the "Fees and expenses" table above). Class M shareholders do not have the right to convert Class M shares into, or exchange Class M shares for, other classes of shares of the Fund.

                             DISTRIBUTIONS AND TAXES


         The policy of the Fund is to declare and pay distributions of its dividends and interest and foreign currency gains semi-annually. The Fund also intends to distribute net gains from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) and net gains from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains) at least annually. The Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.


         All dividends and/or distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the purchase order form or by writing to the Trust.

It is important for you to note:


         - For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable to shareholders as ordinary income.



         - For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.



         - Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under the federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. Shareholders should consult their tax advisors to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.



         - Distributions by the Fund are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment in the Fund (and accordingly such income or gains were included in the price the shareholder paid for shares in the Fund). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder's sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as capital gain.



         - The Fund's investment in underlying Funds holding foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains, which will decrease the Fund's yield. In certain instances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.



         - An underlying Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed and mortgage-backed securities, assets "marked to the market" for federal income tax purposes, and, potentially, so-called "indexed securities" (including inflation-indexed bonds) may increase or accelerate the underlying Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of the underlying Fund's distributions to the Fund (as a shareholder in the underlying
              Fund) and may cause the underlying Fund to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.



         - An underlying Fund's use of derivatives may increase the amount of taxes payable by its shareholders, including the Fund.


         - The investments by the Fund in underlying Funds could affect the amount, timing and character of distributions. See "Taxes - Taxation Implications of Certain Investments" in the Statement of Additional Information.




         The above is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local or other applicable tax laws (including the federal alternative minimum tax).

                                    GMO TRUST

                             ADDITIONAL INFORMATION

         The Fund's Statement of Additional Information (the "Statement") is available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The Statement contains more detailed information about the Fund and is incorporated by reference into this Prospectus.

         Investors can review and copy the Prospectus and Statement at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Other information about the Fund is available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                              SHAREHOLDER INQUIRIES

                       Shareholders may request additional
                    information from and direct inquiries to:
                             Shareholder Services at
                     Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                          1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                   SHS@GMO.com
                           website: http://www.gmo.com

                Class M shareholders may also request additional
                       information and direct inquiries to
                           the broker or agent through
                           whom shares were purchased.

                                   DISTRIBUTOR

                             Funds Distributor, Inc.
                                 60 State Street
                           Boston, Massachusetts 02109

                                        INVESTMENT COMPANY ACT FILE NO. 811-4347

                                    GMO TRUST

           SUPPLEMENT TO GMO TRUST PROSPECTUS DATED JUNE 30, 2003 AND
             GMO TRUST CLASS M SHARES PROSPECTUS DATED JUNE 30, 2003

GMO INTERNATIONAL CORE PLUS ALLOCATION FUND

         In addition to those Funds identified in the GMO Trust's Prospectus dated June 30, 2003 (the "Multi-Class Prospectus") and GMO Trust Class M Shares Prospectus, dated June 30, 2003 (the "Class M Prospectus" and together with the Multi-Class Prospectus, the "Prospectuses"), the GMO Trust (the "Trust") is also authorized to issue shares of an additional series, the GMO International Core Plus Allocation Fund ("ICPA"). A Post-Effective Amendment to the Trust's registration statement relating to the creation of ICPA was initially filed with the Securities and Exchange Commission on December 5, 1997, and became effective on February 18, 1998. The ICPA has not yet commenced operations.

         ICPA is a "fund of funds" that will invest primarily in other Funds of the Trust ("underlying Funds"). ICPA will be managed by Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). Although GMO will not receive any fees for providing investment management services to ICPA, it will receive investment management fees from the underlying Funds in which ICPA invests. The fees and expenses associated with an investment in ICPA are as follows:

                          Purchase and
                        Redemption Fees
                     (fees paid directly to
       GMO             Fund at purchase or                   Annual Operating Expenses
    Fund Name             redemption)               (expenses that are deducted from Fund assets)                 Examples
----------------------------------------------------------------------------------------- ------------------------------------------
                                                                                                            You would
                                                                                                             pay the
                                                                                                            following
                                                                                                           expenses on
                                                                                                            a $10,000
                                                                                                            investment
                                                                                                             assuming     You would
                       Cash                                                                                 5% annual      pay the
                     Purchase                                                                              return with    following
                     Premium      Redemption     Inv.                            Total                     redemption     expenses
                      (as a       Fees (as a     Mgmt.    Share-                Operat-   Expense          at the end    on the same
                    percentage    percentage     Fees      holder                 ing      Reim-    Net      of each      investment
                    of amount     of amount    after Fee  Service   Other Ex-   Expen-    burse-   Expen      time       assuming no
                    invested(1)   redeemed(1)  Waiver(3)   Fee(2)   penses(3)    ses(3)   ment(3)  -ses      period:     redemption:
------------------------------------------------------------------------------------------------------------------------------------
ICPA Fund(6)                                                                                               1              1
                                                                                                           Yr.   3Yr.     Yr.  3 Yr.
------------------------------------------------------------------------------------------------------------------------------------
Class I             .65%(5)      .11%(5)       .00%(6)    .13%(6)  .05%(4),(6)  .18%(6)   .05%     0.13%   $90   $120    $80   $110
------------------------------------------------------------------------------------------------------------------------------------
Class II            .65%(5)      .11%(5)       .00%(6)    .07%(6)  .05%(4),(6)  .12%(6)   .05%     0.07%   $80   $100    $70   $90
------------------------------------------------------------------------------------------------------------------------------------
Class III           .65%(5)      .11%(5)       .00%(6)    .00%(6)  .05%(4),(6)  .05%(6)   .05%     0.00%   $80   $80     $70   $70
------------------------------------------------------------------------------------------------------------------------------------

NOTES TO SCHEDULE OF FEES AND EXPENSES

1. Purchase premiums and redemption fees are paid to and retained by the Fund to allocate portfolio transaction costs caused by shareholder activity to the shareholder generating the activity. Purchase premiums apply only to cash purchases. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, the purchase premium or redemption fee charged by the Fund will be waived with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived if the Manager determines the Fund is either substantially overweighed or underweighted in cash so that a redemption or purchase will not cause the Fund to incur transaction costs.

2. Shareholder Service Fee ("SSF") paid to GMO for providing client services and reporting services. The level of SSF is the sole economic distinction between the various classes of Fund shares. A lower SSF for larger investments reflects that the cost of servicing client accounts is lower for larger accounts when expressed as a percentage of the account.

3. The Manager has contractually agreed to reimburse ICPA through June 30, 2004 for ICPA's operating expenses (not including Shareholder Service Fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses (including legal fees) of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes).

4.       Based on estimated amounts for the Fund's first fiscal year.

5. ICPA invests in various underlying Funds with different levels of purchase premiums and redemption fees, which reflect the trading costs of different asset classes. Therefore, ICPA's purchase premium and redemption fee has been set as the weighted average of the premiums and fees (if any), respectively, of the underlying Funds in which ICPA expects to invest. The amount of purchase premium and redemption fee for ICPA will be adjusted approximately annually based on underlying Funds owned by ICPA during the prior year. The Manager may, but is not obligated to, adjust the purchase premium and/or redemption fee for ICPA more frequently if the Manager believes in its discretion that circumstances warrant.

6. ICPA invests primarily in underlying Funds. Therefore, in addition to the fees and expenses directly incurred by ICPA (which are shown in the Schedule of Fees and Expenses), ICPA will also incur fees and expenses indirectly as a shareholder of the underlying Funds. Because the underlying Funds have varied expense and fee levels and ICPA may own different proportions of underlying Funds at different times, the amount of fees and expenses indirectly incurred by ICPA will vary. The Manager believes that, under normal market conditions, the total amount of fees and expenses that will be indirectly incurred by ICPA because of investment in underlying Funds will fall within the ranges set forth below:

FUND              LOW               TYPICAL             HIGH
ICPA              .71%               .74%               .77%

         ICPA is a diversified portfolio that seeks high total return. The principal strategy ICPA will employ in pursuit of its objective will be to invest in Class III Shares of underlying Funds, particularly the GMO International Intrinsic Value Fund and the GMO Emerging Countries Fund. The principal risks of an investment in ICPA include all of the principal risks of a direct investment in each underlying Fund in which ICPA invests. For a discussion of the principal risks of each underlying Fund, please see "Principal Risks" in the Trust's Multi-Class Prospectus.

                   MULTIPLE CLASSES - SUPPLEMENTAL INFORMATION

CLASS DESIGNATIONS

         In addition to the classes of shares identified in the Prospectuses as being currently offered by each Fund of the Trust, each Fund of the Trust may also from time to time issue one or more of the following classes of shares:
Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares and Class M Shares. Exhibit A to this Prospectus Supplement identifies the classes (except Class M) each Fund may offer; Exhibit B to this Prospectus Supplement identifies the Funds that may offer Class M Shares. Each class of shares of a Fund will represent interests in the same portfolio of investments and, except as described herein, shall have the same rights and obligations as each other class of shares of such Fund. The sole economic difference among Class I, Class II, Class III, Class IV, Class V, Class VI, Class VII, and Class VIII Shares is the level of shareholder service fee ("Shareholder Service Fee") that the classes bear for client and shareholder service, reporting and other support. The existence of multiple classes reflects the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee is lower for classes where eligibility criteria require greater total assets under GMO's management. Class M shares are subject to a Rule 12b-1 fee and an administration fee, but not a Shareholder Service Fee.

         Each class of shares that is not presently being offered shall be subject to such investment minimums and other eligibility requirements as shall be set forth in the Trust's prospectuses or statements of additional information prior to the commencement of sale of such shares (the "Registration Statement"). Each such class will bear the same purchase premium and redemption fees, if any, assessed by the class(es) of shares of the relevant Fund currently being offered.

CLASS ELIGIBILITY

         Class eligibility is generally dependent on the size of the client's total account under the management of GMO, the Trust's investment adviser, as described from time to time in the Registration Statement. Investors purchasing through third-party intermediaries will be eligible to purchase Class M Shares.

         Eligibility requirements for classes of shares currently offered by the Trust are set forth in the Prospectuses. Eligibility requirements for classes of shares not currently being offered will be established and disclosed in the Registration Statement prior to the offering of such shares. The Manager will make all determinations as to aggregation of client accounts for purposes of determining eligibility.

CLASS CHARACTERISTICS

         Class I, Class II, Class III, Class IV, Class V, Class VI, Class VII, and Class VIII Shares

         The sole difference among the various classes of shares is the level of Shareholder Service Fee borne by the class for client and shareholder service, reporting and other support provided to such class by GMO. The Shareholder Service Fee borne by each class of shares of each Fund is set forth in Exhibit A hereto. The expenses associated with an investment in any of the classes currently being offered by a Fund are described in detail in the Multi-Class Prospectus under "Fees and Expenses."

         Investors should be aware that, because of the different Shareholder Service Fee borne by each class of shares of a particular Fund, the net annual fund operating expenses associated with an investment in Class I Shares or Class II Shares of a Fund (other than an asset allocation fund) will typically be 0.13% higher and 0.07% higher, respectively, than an investment in Class III Shares of the same Fund. As a result, the total return earned by an investment in Class I or Class II Shares of a Fund will always be lower than the total return earned by Class III Shares of the same Fund. Similarly, an investor in Class IV, Class V, Class VI, Class VII and Class VIII Shares can expect to pay lower net annual fund operating expenses and earn correspondingly higher returns than an investor in Class III Shares of the same Fund over the same period.

         The multiple class structure reflects the fact that, as the size of the client relationship increases, the cost to service that relationship is expected to decrease as a percentage of the account. Thus, the Shareholder Service Fee is lower for classes for which eligibility criteria generally require greater assets under GMO's management.

         All classes of shares of a Fund bear the same level of purchase premium and/or redemption fee, if any.

         Class M Shares

         Class M Shares are subject to a Rule 12b-1 fee pursuant to a distribution and service (12b-1) plan (the "Distribution (12b-1) Plan"), and an administration fee ("Administration Fee") pursuant to an administration agreement. The Distribution (12b-1) Plan provides for payments at annual rates not to exceed 1.00% of each Fund's average daily net assets attributable to its Class M Shares and is intended to pay for the sale and distribution of Class M Shares and for services provided to Class M shareholders. The Trustees currently limit payments on the Class M Shares under the Distribution (12b-1) Plan to 0.25% of each Fund's average daily net assets attributable to its Class M Shares. The Funds that have currently adopted the Distribution (12b-1) Plan with respect to their Class M Shares are set forth in Exhibit B hereto.

         In addition, Class M Shares of each Fund pay GMO the Administration Fee, which is used by GMO to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Administration Fee borne by the Class M Shares of each Fund is set forth in Exhibit B hereto. The expenses associated with an investment in Class M Shares currently being offered by a Fund are described in detail in the Class M Prospectus under "Fees and Expenses."

         The Class M Shares of a Fund bear the same level of purchase premium and/or redemption fee, if any, as all other classes of the same Fund.

CONVERSION AND EXCHANGE FEATURES

         Conversion and exchange features for classes of shares currently offered by the Trust are set forth in the Prospectuses. Conversion and exchange features for classes of shares not currently being offered will be established and disclosed in the Registration Statement prior to the offering of such shares.

EXHIBIT A:  SHAREHOLDER SERVICE FEE SCHEDULE

CLASS I SHARES             FUND                                              SERVICE FEE
----------------------------------------------------------------------------------------
GMO U.S. Core Fund                                                              0.28%
----------------------------------------------------------------------------------------
GMO Tobacco-Free Core Fund                                                      0.28%
----------------------------------------------------------------------------------------
GMO Value Fund                                                                  0.28%
----------------------------------------------------------------------------------------
GMO Growth Fund                                                                 0.28%
----------------------------------------------------------------------------------------
GMO U.S. Sector Fund                                                            0.28%
----------------------------------------------------------------------------------------
GMO Small Cap Value Fund                                                        0.28%
----------------------------------------------------------------------------------------
GMO Small Cap Growth Fund                                                       0.28%
----------------------------------------------------------------------------------------
GMO Real Estate Fund                                                            0.28%
----------------------------------------------------------------------------------------
GMO International Intrinsic Value Fund                                          0.28%
----------------------------------------------------------------------------------------
GMO Currency Hedged International Equity Fund                                   0.28%
----------------------------------------------------------------------------------------
GMO Foreign Fund                                                                0.28%
----------------------------------------------------------------------------------------
GMO Core Plus Bond Fund                                                         0.28%
----------------------------------------------------------------------------------------
GMO International Small Companies Fund                                          0.28%
----------------------------------------------------------------------------------------
GMO Emerging Markets Fund                                                       0.28%
----------------------------------------------------------------------------------------
GMO Domestic Bond Fund                                                          0.28%
----------------------------------------------------------------------------------------
GMO Global Hedged Equity Fund                                                   0.28%
----------------------------------------------------------------------------------------
GMO International Bond Fund                                                     0.28%
----------------------------------------------------------------------------------------
GMO Currency Hedged International Bond Fund                                     0.28%
----------------------------------------------------------------------------------------
GMO Global Bond Fund                                                            0.28%
----------------------------------------------------------------------------------------
GMO Emerging Country Debt Fund                                                  0.28%
----------------------------------------------------------------------------------------
GMO Inflation Indexed Bond Fund                                                 0.28%
----------------------------------------------------------------------------------------
GMO Emerging Countries Fund                                                     0.28%
----------------------------------------------------------------------------------------
GMO Asia Fund                                                                   0.28%
----------------------------------------------------------------------------------------
GMO Tax-Managed U.S. Equities Fund                                              0.28%
----------------------------------------------------------------------------------------
GMO Tax-Managed International Equities Fund                                     0.28%
----------------------------------------------------------------------------------------
GMO International Equity Allocation Fund                                        0.13%
----------------------------------------------------------------------------------------
GMO Global (U.S.+) Equity Allocation Fund                                       0.13%
----------------------------------------------------------------------------------------

EXHIBIT A:  SHAREHOLDER SERVICE FEE SCHEDULE

CLASS I SHARES             FUND                                              SERVICE FEE
----------------------------------------------------------------------------------------
GMO Global Balanced Asset Allocation Fund                                       0.13%
----------------------------------------------------------------------------------------
GMO Benchmark-Free Allocation Fund                                              0.13%
----------------------------------------------------------------------------------------
GMO International Core Plus Allocation Fund                                     0.13%
----------------------------------------------------------------------------------------

CLASS II SHARES            FUND                                               SERVICE FEE
-----------------------------------------------------------------------------------------
GMO U.S. Core Fund                                                               0.22%
-----------------------------------------------------------------------------------------
GMO Tobacco-Free Core Fund                                                       0.22%
-----------------------------------------------------------------------------------------
GMO Value Fund                                                                   0.22%
-----------------------------------------------------------------------------------------
GMO Growth Fund                                                                  0.22%
-----------------------------------------------------------------------------------------
GMO U.S. Sector Fund                                                             0.22%
-----------------------------------------------------------------------------------------
GMO Small Cap Value Fund                                                         0.22%
-----------------------------------------------------------------------------------------
GMO Small Cap Growth Fund                                                        0.22%
-----------------------------------------------------------------------------------------
GMO Real Estate Fund                                                             0.22%
-----------------------------------------------------------------------------------------
GMO International Growth Fund                                                    0.22%
-----------------------------------------------------------------------------------------
GMO International Intrinsic Value Fund                                           0.22%
-----------------------------------------------------------------------------------------
GMO International Disciplined Equity Fund                                        0.22%
-----------------------------------------------------------------------------------------
GMO Currency Hedged International Equity Fund                                    0.22%
-----------------------------------------------------------------------------------------
GMO Foreign Fund                                                                 0.22%
-----------------------------------------------------------------------------------------
GMO Core Plus Bond Fund                                                          0.22%
-----------------------------------------------------------------------------------------
GMO International Small Companies Fund                                           0.22%
-----------------------------------------------------------------------------------------
GMO Emerging Markets Fund                                                        0.22%
-----------------------------------------------------------------------------------------
GMO Domestic Bond Fund                                                           0.22%
-----------------------------------------------------------------------------------------
GMO Global Hedged Equity Fund                                                    0.22%
-----------------------------------------------------------------------------------------
GMO International Bond Fund                                                      0.22%
-----------------------------------------------------------------------------------------
GMO Currency Hedged International Bond Fund                                      0.22%
-----------------------------------------------------------------------------------------
GMO Global Bond Fund                                                             0.22%
-----------------------------------------------------------------------------------------
GMO Emerging Country Debt Fund                                                   0.22%
-----------------------------------------------------------------------------------------
GMO Inflation Indexed Bond Fund                                                  0.22%
-----------------------------------------------------------------------------------------

EXHIBIT A:  SHAREHOLDER SERVICE FEE SCHEDULE

GMO Emerging Countries Fund                                                      0.22%
-----------------------------------------------------------------------------------------
GMO Asia Fund                                                                    0.22%
-----------------------------------------------------------------------------------------
GMO Tax-Managed U.S. Equities Fund                                               0.22%
-----------------------------------------------------------------------------------------
GMO Tax-Managed International Equities Fund                                      0.22%
-----------------------------------------------------------------------------------------
GMO International Equity Allocation Fund                                         0.07%
-----------------------------------------------------------------------------------------
GMO Global (U.S.+) Equity Allocation Fund                                        0.07%
-----------------------------------------------------------------------------------------
GMO Global Balanced Asset Allocation Fund                                        0.07%
-----------------------------------------------------------------------------------------
GMO Benchmark-Free Allocation Fund                                               0.07%
-----------------------------------------------------------------------------------------
GMO International Core Plus Allocation Fund                                      0.07%
----------------------------------------------------------------------------------------

CLASS III SHARES           FUND                                              SERVICE FEE
-----------------------------------------------------------------------------------------
GMO U.S. Core Fund                                                              0.15%
----------------------------------------------------------------------------------------
GMO Tobacco-Free Core Fund                                                      0.15%
----------------------------------------------------------------------------------------
GMO Value Fund                                                                  0.15%
----------------------------------------------------------------------------------------
GMO Intrinsic Value Fund                                                        0.15%
----------------------------------------------------------------------------------------
GMO Growth Fund                                                                 0.15%
----------------------------------------------------------------------------------------
GMO U.S. Sector Fund                                                            0.15%
----------------------------------------------------------------------------------------
GMO Small Cap Value Fund                                                        0.15%
----------------------------------------------------------------------------------------
GMO Small Cap Growth Fund                                                       0.15%
----------------------------------------------------------------------------------------
GMO Real Estate Fund                                                            0.15%
----------------------------------------------------------------------------------------
GMO International Disciplined Equity Fund                                       0.15%
----------------------------------------------------------------------------------------
GMO International Intrinsic Value Fund                                          0.15%
----------------------------------------------------------------------------------------
GMO International Growth Fund                                                   0.15%
----------------------------------------------------------------------------------------
GMO Core Plus Bond Fund                                                         0.15%
----------------------------------------------------------------------------------------
GMO International Small Companies Fund                                          0.15%
----------------------------------------------------------------------------------------
GMO Emerging Markets Fund                                                       0.15%
----------------------------------------------------------------------------------------
GMO Domestic Bond Fund                                                          0.15%
----------------------------------------------------------------------------------------
GMO Short-Duration Investment Fund                                              0.15%
----------------------------------------------------------------------------------------
GMO Global Hedged Equity Fund                                                   0.15%
----------------------------------------------------------------------------------------

EXHIBIT A:  SHAREHOLDER SERVICE FEE SCHEDULE

GMO International Bond Fund                                                     0.15%
----------------------------------------------------------------------------------------
GMO Currency Hedged International Bond Fund                                     0.15%
----------------------------------------------------------------------------------------
GMO Global Bond Fund                                                            0.15%
----------------------------------------------------------------------------------------
GMO Emerging Country Debt Fund                                                  0.15%
----------------------------------------------------------------------------------------
GMO Emerging Countries Fund                                                     0.15%
----------------------------------------------------------------------------------------
GMO Inflation Indexed Bond Fund                                                 0.15%
----------------------------------------------------------------------------------------
GMO Asia Fund                                                                   0.15%
----------------------------------------------------------------------------------------
GMO Tax-Managed U.S. Equities Fund                                              0.15%
----------------------------------------------------------------------------------------
GMO Tax-Managed International Equities Fund                                     0.15%
----------------------------------------------------------------------------------------
GMO Tax-Managed Small Companies Fund                                            0.15%
----------------------------------------------------------------------------------------
GMO Currency Hedged International Equity Fund                                   0.15%
----------------------------------------------------------------------------------------
GMO Foreign Fund                                                                0.15%
----------------------------------------------------------------------------------------
GMO Foreign Small Companies Fund                                                0.15%
----------------------------------------------------------------------------------------
GMO Taiwan Fund                                                                 0.15%
----------------------------------------------------------------------------------------
GMO International Equity Allocation Fund                                        0.00%
----------------------------------------------------------------------------------------
GMO Global (U.S.+) Equity Allocation Fund                                       0.00%
----------------------------------------------------------------------------------------
GMO Global Balanced Asset Allocation Fund                                       0.00%
----------------------------------------------------------------------------------------
GMO Benchmark-Free Allocation Fund                                              0.00%
----------------------------------------------------------------------------------------
GMO International Core Plus Allocation Fund                                     0.00%
----------------------------------------------------------------------------------------
GMO Emerging Country Debt Share Fund                                            0.00%
----------------------------------------------------------------------------------------

CLASS IV SHARES            FUND                                              SERVICE FEE
----------------------------------------------------------------------------------------
GMO U.S. Core Fund                                                              0.105%
----------------------------------------------------------------------------------------
GMO Tax-Managed U.S. Equities Fund                                              0.105%
----------------------------------------------------------------------------------------
GMO Tobacco-Free Core Fund                                                       0.12%
----------------------------------------------------------------------------------------
GMO Value Fund                                                                  0.095%
----------------------------------------------------------------------------------------
GMO Intrinsic Value Fund                                                        0.105%
----------------------------------------------------------------------------------------
GMO Growth Fund                                                                  0.12%
----------------------------------------------------------------------------------------
GMO U.S. Sector Fund                                                             0.12%
----------------------------------------------------------------------------------------

EXHIBIT A:  SHAREHOLDER SERVICE FEE SCHEDULE

GMO Small Cap Value Fund                                                         0.12%
----------------------------------------------------------------------------------------
GMO Small Cap Growth Fund                                                        0.12%
----------------------------------------------------------------------------------------
GMO Real Estate Fund                                                             0.12%
----------------------------------------------------------------------------------------
GMO International Disciplined Equity Fund                                        0.09%
----------------------------------------------------------------------------------------
GMO International Intrinsic Value Fund                                           0.09%
----------------------------------------------------------------------------------------
GMO International Growth Fund                                                    0.09%
----------------------------------------------------------------------------------------
GMO Tax-Managed International Equities Fund                                      0.09%
----------------------------------------------------------------------------------------
GMO Currency Hedged International Equity Fund                                    0.09%
----------------------------------------------------------------------------------------
GMO Foreign Fund                                                                 0.09%
----------------------------------------------------------------------------------------
GMO International Small Companies Fund                                           0.11%
----------------------------------------------------------------------------------------
GMO Foreign Small Companies Fund                                                 0.10%
----------------------------------------------------------------------------------------
GMO Emerging Markets Fund                                                       0.105%
----------------------------------------------------------------------------------------
GMO Domestic Bond Fund                                                           0.13%
----------------------------------------------------------------------------------------
GMO Core Plus Bond                                                               0.13%
----------------------------------------------------------------------------------------
GMO International Bond Fund                                                      0.13%
----------------------------------------------------------------------------------------
GMO Global Bond Fund                                                             0.13%
----------------------------------------------------------------------------------------
GMO Currency Hedged International Bond Fund                                      0.13%
----------------------------------------------------------------------------------------
GMO Emerging Country Debt Fund                                                   0.10%
----------------------------------------------------------------------------------------
GMO Global Hedged Equity Fund                                                    0.13%
----------------------------------------------------------------------------------------
GMO Inflation Indexed Bond Fund                                                  0.13%
----------------------------------------------------------------------------------------
GMO Emerging Countries Fund                                                      0.10%
----------------------------------------------------------------------------------------
GMO Asia Fund                                                                   0.105%
----------------------------------------------------------------------------------------

CLASS V SHARES             FUND                                              SERVICE FEE
----------------------------------------------------------------------------------------
GMO U.S. Core Fund                                                              0.085%
----------------------------------------------------------------------------------------
GMO Tobacco-Free Core Fund                                                       0.09%
----------------------------------------------------------------------------------------
GMO Value Fund                                                                   0.09%
----------------------------------------------------------------------------------------
GMO Growth Fund                                                                  0.09%
----------------------------------------------------------------------------------------
GMO U.S. Sector  Fund                                                            0.09%
----------------------------------------------------------------------------------------

EXHIBIT A:  SHAREHOLDER SERVICE FEE SCHEDULE

GMO Small Cap Value Fund                                                         0.09%
----------------------------------------------------------------------------------------
GMO Small Cap Growth Fund                                                        0.09%
----------------------------------------------------------------------------------------
GMO Real Estate Fund                                                             0.09%
----------------------------------------------------------------------------------------
GMO International Intrinsic Value Fund                                           0.07%
----------------------------------------------------------------------------------------
GMO Currency Hedged International Equity Fund                                    0.07%
----------------------------------------------------------------------------------------
GMO Foreign Fund                                                                 0.10%
----------------------------------------------------------------------------------------
GMO International Small Companies Fund                                           0.07%
----------------------------------------------------------------------------------------
GMO Emerging Markets Fund                                                       0.085%
----------------------------------------------------------------------------------------
GMO Domestic Bond Fund                                                           0.12%
----------------------------------------------------------------------------------------
GMO Core Plus Bond Fund                                                          0.12%
----------------------------------------------------------------------------------------
GMO International Bond Fund                                                      0.12%
----------------------------------------------------------------------------------------
GMO Currency Hedged International Bond Fund                                      0.12%
----------------------------------------------------------------------------------------
GMO Global Bond Fund                                                             0.12%
----------------------------------------------------------------------------------------
GMO Emerging Country Debt Fund                                                   0.12%
----------------------------------------------------------------------------------------
GMO Global Hedged Equity Fund                                                    0.12%
----------------------------------------------------------------------------------------
GMO Inflation Indexed Bond Fund                                                  0.12%
----------------------------------------------------------------------------------------
GMO Emerging Countries Fund                                                      0.05%
----------------------------------------------------------------------------------------

CLASS VI SHARES            FUND                                              SERVICE FEE
----------------------------------------------------------------------------------------
GMO U.S. Core Fund                                                              0.055%
----------------------------------------------------------------------------------------
GMO Tobacco-Free Core Fund                                                       0.07%
----------------------------------------------------------------------------------------
GMO Value Fund                                                                   0.07%
----------------------------------------------------------------------------------------
GMO Growth Fund                                                                  0.07%
----------------------------------------------------------------------------------------
GMO U.S. Sector Fund                                                             0.07%
----------------------------------------------------------------------------------------
GMO Small Cap Value Fund                                                         0.07%
----------------------------------------------------------------------------------------
GMO Small Cap Growth Fund                                                        0.07%
----------------------------------------------------------------------------------------
GMO Real Estate Fund                                                             0.07%
----------------------------------------------------------------------------------------
GMO International Intrinsic Value Fund                                           0.04%
----------------------------------------------------------------------------------------
GMO Currency Hedged International Equity Fund                                    0.04%
----------------------------------------------------------------------------------------

EXHIBIT A:  SHAREHOLDER SERVICE FEE SCHEDULE

GMO Foreign Fund                                                                 0.08%
----------------------------------------------------------------------------------------
GMO International Small Companies Fund                                           0.04%
----------------------------------------------------------------------------------------
GMO Emerging Markets Fund                                                       0.055%
----------------------------------------------------------------------------------------
GMO Domestic Bond Fund                                                           0.10%
----------------------------------------------------------------------------------------
GMO Core Plus Bond Fund                                                          0.10%
----------------------------------------------------------------------------------------
GMO International Bond Fund                                                      0.10%
----------------------------------------------------------------------------------------
GMO Currency Hedged International Bond Fund                                      0.10%
----------------------------------------------------------------------------------------
GMO Global Bond Fund                                                             0.10%
----------------------------------------------------------------------------------------
GMO Emerging Country Debt Fund                                                   0.10%
----------------------------------------------------------------------------------------
GMO Global Hedged Equity Fund                                                    0.10%
----------------------------------------------------------------------------------------
GMO Inflation Indexed Bond Fund                                                  0.10%
----------------------------------------------------------------------------------------
GMO Emerging Countries Fund                                                      0.02%
----------------------------------------------------------------------------------------

CLASS VII SHARES           FUND                                               SERVICE FEE
-----------------------------------------------------------------------------------------
GMO Core Plus Bond Fund                                                          0.06%
-----------------------------------------------------------------------------------------
GMO International Bond Fund                                                      0.06%
-----------------------------------------------------------------------------------------
GMO Currency Hedged International Bond Fund                                      0.06%
-----------------------------------------------------------------------------------------
GMO Global Bond Fund                                                             0.06%
-----------------------------------------------------------------------------------------

CLASS VIII SHARES          FUND                                              SERVICE FEE
----------------------------------------------------------------------------------------
GMO Core Plus Bond Fund                                                         0.01%
----------------------------------------------------------------------------------------
GMO International Bond Fund                                                     0.01%
----------------------------------------------------------------------------------------
GMO Currency Hedged International Bond Fund                                     0.01%
----------------------------------------------------------------------------------------
GMO Global Bond Fund                                                            0.01%
----------------------------------------------------------------------------------------

EXHIBIT B: DISTRIBUTION (12b-1) PLAN AND ADMINISTRATION AGREEMENT (CLASS M SHARES) SCHEDULE

FUND                                              ADMINISTRATION FEE
----------------------------------------------------------------------------
GMO U.S. Core Fund                                      0.20%
----------------------------------------------------------------------------
GMO Tobacco-Free Core Fund                              0.20%
----------------------------------------------------------------------------
GMO Value Fund                                          0.20%
----------------------------------------------------------------------------
GMO Intrinsic Value Fund                                0.20%
----------------------------------------------------------------------------
GMO Growth Fund                                         0.20%
----------------------------------------------------------------------------
GMO Real Estate Fund                                    0.20%
----------------------------------------------------------------------------
GMO International Disciplined Equity Fund               0.20%
----------------------------------------------------------------------------
GMO International Intrinsic Value Fund                  0.20%
----------------------------------------------------------------------------
GMO International Growth Fund                           0.20%
----------------------------------------------------------------------------
GMO Currency Hedged International Equity Fund           0.20%
----------------------------------------------------------------------------
GMO Foreign Fund                                        0.20%
----------------------------------------------------------------------------
GMO Emerging Countries Fund                             0.20%
----------------------------------------------------------------------------
GMO Domestic Bond Fund                                  0.20%
----------------------------------------------------------------------------
GMO Core Plus Bond Fund                                 0.20%
----------------------------------------------------------------------------
GMO International Bond Fund                             0.20%
----------------------------------------------------------------------------
GMO Currency Hedged International Bond Fund             0.20%
----------------------------------------------------------------------------
GMO Global Bond Fund                                    0.20%
----------------------------------------------------------------------------
GMO Short-Duration Investment Fund                      0.20%
----------------------------------------------------------------------------
GMO Global Hedged Equity Fund                           0.20%
----------------------------------------------------------------------------
GMO Inflation Indexed Bond Fund                         0.20%
----------------------------------------------------------------------------
GMO U.S. Sector Fund                                    0.20%
----------------------------------------------------------------------------
GMO Emerging Country Debt Share Fund                    0.05%
----------------------------------------------------------------------------
GMO International Equity Allocation Fund                0.05%
----------------------------------------------------------------------------
GMO Global Balanced Asset Allocation Fund               0.05%
----------------------------------------------------------------------------
GMO Global (U.S.+) Equity Allocation Fund               0.05%
----------------------------------------------------------------------------
GMO Benchmark-Free Allocation Fund                      0.05%
----------------------------------------------------------------------------

                                    GMO TRUST

                            PART C. OTHER INFORMATION

Item 23.  Exhibits

         (a) 1. Amended and Restated Agreement and Declaration of Trust;(1) and

                  2. Amendments Nos. 9 and 10 to Amended and Restated Agreement and Declaration of Trust - Exhibit (1).

         (b)      Amended and Restated By-laws of the Trust.(1)

         (c) Please refer to Article 5 of the Trust's Amended and Restated Declaration of Trust, which is hereby incorporated by reference.


         (d) Form of Management Contracts between the Trust, on behalf of each of its GMO U.S. Core Fund (formerly "GMO Core Fund"), GMO Tobacco-Free Core Fund, GMO Value Fund (formerly "GMO Value Allocation Fund"), GMO Growth Fund (formerly "GMO Growth Allocation Fund"), GMO Small Cap Value Fund (formerly "GMO Core II Secondaries Fund"), GMO Small Cap Growth Fund, GMO Real Estate Fund (formerly "GMO REIT Fund"), GMO International Intrinsic Value Fund (formerly "GMO International Core Fund"), GMO Currency Hedged International Equity Fund (formerly "GMO Currency Hedged International Core Fund"), GMO International Disciplined Equity Fund, GMO International Growth Fund, GMO Foreign Fund, GMO Foreign Small Companies Fund, GMO International Small Companies Fund, GMO Emerging Markets Fund, GMO Emerging Countries Fund (formerly "GMO Evolving Countries Fund"), GMO Asia Fund, GMO Global Hedged Equity Fund, GMO Domestic Bond Fund, GMO Core Plus Bond Fund (formerly "GMO U.S. Bond/Global Alpha A Fund" and "GMO Global Fund"), GMO International Bond Fund, GMO Currency Hedged International Bond Fund (formerly "GMO SAF Core Fund"), GMO Global Bond Fund, GMO Emerging Country Debt Fund, GMO Short-Duration Investment Fund (formerly "GMO Short-Term Income Fund"), GMO Inflation Indexed Bond Fund, GMO Intrinsic Value Fund, GMO Tax-Managed Small Companies Fund (formerly "GMO U.S. Small Cap Fund"), GMO International Equity Allocation Fund, GMO Global Balanced Asset Allocation Fund (formerly "GMO World Equity Allocation Fund" and "GMO World Balanced Allocation Fund"), GMO Global (U.S.+) Equity Allocation Fund, GMO U.S. Sector Fund (formerly "GMO U.S. Sector Allocation Fund"), GMO International Core Plus Allocation Fund, GMO Tax-Managed U.S. Equities Fund, GMO Alpha LIBOR Fund, GMO Tax-Managed International Equities Fund, GMO Emerging Country Debt Share Fund, GMO Taiwan Fund, GMO Short-Duration Collateral Fund,


---------------------------
         (1) Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

                  GMO Benchmark-Free Allocation Fund, and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO").(1)

         (e) Distribution Agreement between the Trust on behalf of each of GMO U.S. Core Fund (formerly "GMO Core Fund"), GMO Tobacco-Free Core Fund, GMO Value Fund (formerly "GMO Value Allocation Fund"), GMO Growth Fund (formerly "GMO Growth Allocation Fund"), GMO Small Cap Value Fund (formerly "GMO Core II Secondaries Fund"), GMO Small Cap Growth Fund, GMO Real Estate Fund (formerly "GMO REIT Fund"), GMO International Disciplined Equity Fund, GMO International Intrinsic Value Fund (formerly "GMO International Core Fund"), GMO International Growth Fund, GMO Currency Hedged International Equity Fund (formerly "GMO Currency Hedged International Core Fund"), GMO Foreign Fund, GMO Foreign Small Companies Fund, GMO International Small Companies Fund, GMO Emerging Markets Fund, GMO Emerging Countries Fund (formerly "GMO Evolving Countries Fund"), GMO Asia Fund, GMO Global Hedged Equity Fund, GMO Domestic Bond Fund, GMO Core Plus Bond Fund (formerly "GMO U.S. Bond/Global Alpha A Fund" and "GMO Global Fund"), GMO International Bond Fund, GMO Currency Hedged International Bond Fund (formerly "GMO SAF Core Fund"), GMO Global Bond Fund, GMO Emerging Country Debt Fund, GMO Short-Duration Investment Fund (formerly "Short-Term Income Fund"), GMO Inflation Indexed Bond Fund, GMO Intrinsic Value Fund, GMO Tax-Managed Small Companies Fund (formerly "GMO U.S. Small Cap Fund"), GMO International Equity Allocation Fund, GMO Global Balanced Asset Allocation Fund (formerly, "GMO World Equity Allocation Fund" and "GMO World Balanced Allocation Fund"), GMO Global (U.S.+) Equity Allocation Fund, GMO U.S. Sector Fund (formerly "GMO U.S. Sector Allocation Fund"), GMO International Core Plus Allocation Fund, GMO Tax-Managed U.S. Equities Fund, GMO Tax-Managed International Equities Fund, GMO Emerging Country Debt Share Fund, GMO Benchmark-Free Allocation Fund, and Funds Distributor, Inc.
                  (1)

         (f)      None.

         (g) 1. Custodian Agreement (the "IBT Custodian Agreement") among the Trust, on behalf of certain Funds, GMO and Investors Bank & Trust Company ("IBT");(1)

                  2. Form of Custodian Agreement (the "BBH Custodian Agreement") between the Trust, on behalf of certain Funds, and Brown Brothers Harriman & Co. ("BBH");(1)

                  3. Forms of Letter Agreements with respect to the IBT Custodian Agreement among the Trust, on behalf of certain Funds, GMO and IBT;(1)

                  4. Letter Agreement with respect to the IBT Custodian Agreement among the Trust, on behalf of certain Funds, GMO and IBT, dated May 30, 2003 - Exhibit 2;

---------------------------
         (1) Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

                  5. Forms of Letter Agreements with respect to the BBH Custodian Agreement between the Trust, on behalf of certain Funds, and BBH;(1)


                  6. Letter Agreement with respect to the BBH Custodian Agreement between the Trust, on behalf of certain Funds, and BBH, dated June 4, 2003 - Exhibit 3;


                  7. Form of Accounting Agency Agreement (the "Accounting Agency Agreement") between the Trust, on behalf of certain Funds, and BBH;(1)

                  8. Form of Letter Agreement with respect to the Accounting Agency Agreement between the Trust, on behalf of certain Funds, and BBH;(1)

                  9. Form of 17f-5 Delegation Schedule between the Trust, on behalf of certain Funds, and BBH;(1)

                  10. Form of Letter Agreement with respect to the 17f-5 Delegation Schedule between the Trust, on behalf of certain Funds, and BBH;(1)

                  11. Form of Amended and Restated Delegation Agreement between IBT and the Trust, on behalf of certain Funds of the Trust;(1) and

                  12. Form of Letter Agreement with respect to the Amended and Restated Delegation Agreement between IBT and the Trust, on behalf of certain Funds.(1)

         (h) 1. Transfer Agency Agreement among the Trust, on behalf of certain Funds, GMO and IBT;(1)

                  2. Forms of Letter Agreements to the Transfer Agency Agreement among the Trust, on behalf of certain Funds, GMO and IBT;(1)

                  3. Form of Notification of Obligation to Reimburse Certain Fund Expenses by GMO to the Trust - Exhibit 4; and

                  4. Form of Amended and Restated Servicing Agreement between the Trust, on behalf of certain Funds, and GMO - Exhibit 5.

         (i)      Form of Opinion and Consent of Ropes & Gray.(1)


         (j)      Consents of PricewaterhouseCoopers LLP - Exhibit 6.


         (k)      Financial Statements - Not applicable.

         (l)      None.

         (m) 1. Form of GMO Trust Amended and Restated Distribution and Service Plan (Class M);(1)

---------------------------
         (1) Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

                  2. Form of Amended and Restated Administration Agreement;(1)

                  3. Form of Service Agreement between American Express Financial Advisors Inc. and the Trust, on behalf of certain Funds;(1)

                  4. Form of Services Agreement between the Fidelity Brokerage Services LLC and National Financial Services LLC (together "Fidelity"), and the Trust, on behalf of certain Funds;(1)

                  5. Form of Shareholder Service Agreement between Deutsche Bank Trust Company Americas and the Trust, on behalf of certain Funds;(1)

                  6. Form of Shareholder Service Agreement between GE Financial Trust Company and the Trust, on behalf of certain Funds;(1)

                  7. Form of Funds Trading Agreement between Fidelity Investments Institutional Operations Company, Inc., IBT, BBH, GMO, and the Trust, on behalf of certain Funds;(1)

                  8. Form of First Amendment to the Funds Trading Agreement between Fidelity Investments Institutional Operations Company, Inc., IBT, BBH, GMO, and the Trust, on behalf of certain Funds;(1) and

                  9. Form of Shareholder Services Agreement between Citistreet LLC and the Trust, on behalf of certain Funds, as amended -
                  Exhibit 7.

         (n) Form of Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, effective June 1, 1996 as amended and restated June 19, 2003 - Exhibit 8.

         (o)      Reserved.

         (p) Code of Ethics adopted by the Trust, GMO, Dancing Elephant, Ltd., GMO Australia Ltd., GMO Australia LLC, GMO Renewable Resources LLC, GMO Woolley Ltd.(1)

Item 24.          Persons Controlled by or Under Common Control with Registrant

         None.

Item 25.          Indemnification

         See Item 27 of Pre-Effective Amendment No. 1 which is hereby incorporated by reference.

---------------------------
         (1) Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

Item 26.          Business and Other Connections of Investment Adviser

                  A description of the business of Grantham, Mayo, Van Otterloo & Co. LLC, the investment adviser of the Funds of the Registrant (the "Investment Adviser"), is set forth under the caption "Management of the Trust" in the prospectuses and statements of additional information forming part of this Registration Statement.

                  Except as set forth below, the directors, officers, and members of the Investment Adviser, have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors, officers, or members of the Investment Adviser or certain of its affiliates. Certain directors, officers, and members of the Investment Adviser serve as officers or trustees of the Registrant as set forth under the caption "Management of the Trust" in the Registrant's statements of additional information forming part of this Registration Statement and/or as officers and/or directors of certain private investment companies managed by the Investment Adviser or certain of its affiliates. The address of the Investment Adviser and the Registrant is 40 Rowes Wharf, Boston, Massachusetts 02110.

      NAME                               POSITION WITH INVESTMENT ADVISER            OTHER CONNECTIONS
--------------------------------------------------------------------------------- ----------------------------------
Forrest Berkley                          Member                                 Director, Maine Community
                                                                                Foundation, 245 Main Street,
                                                                                Ellsworth, ME 04605
-------------------------------------------------------------------------------- -----------------------------------
Paul J. Bostock                          Member                                 Director, Inquire UK, Baldocks Barn
                                                                                Chiddingstone Causway, Tonbridge,
                                                                                Kent TN11 8JX
-------------------------------------------------------------------------------- -----------------------------------
Arjun Divecha                            Member and Member of the Board of      Director, Dancing Elephant, Ltd.,
                                         Directors                              1936 University Avenue, Suite 350,
                                                                                Berkeley, CA 94704, Frog Hollow
                                                                                Fresh LLC, P.O. Box 872, Brentwood,
                                                                                CA 94513
-------------------------------------------------------------------------------- -----------------------------------
Robert P. Goodrow                        Member                                 Trustee, The Batterymarch Trust, c/o
                                                                                GMO LLC, 40 Rowes Wharf, Boston, MA
                                                                                02110
-------------------------------------------------------------------------------- -----------------------------------
R. Jeremy Grantham                       Founding Member and Chairman of the    Member, Shady Hills School
                                         Board of Directors                     Investment Committee, 178 Coolidge
                                                                                Hill, Cambridge, MA 02138, MSPCC
                                                                                Investment Committee, 555 Amory
                                                                                Street, Jamaica Plain, MA 02130
-------------------------------------------------------------------------------- -----------------------------------
Jon Hagler                               Member of the Board of Directors       Overseer, WGBH Boston, 125 Western
                                                                                Ave., Boston, MA 02134; Trustee,
                                                                                Texas A&M Foundation, Texas A&M
-------------------------------------------------------------------------------- -----------------------------------

                                                                                University, College Station, TX
                                                                                77843; Co-Chair, Vision 2020
                                                                                Advisory Council, Texas A&M
                                                                                University, College Station, TX
                                                                                77843, One Spirit-One Vision Capital
                                                                                Campaign, Texas A&M University,
                                                                                College Station, TX 77843
--------------------------------------------------------------------------------------------------------------------
Elaine Hartnett                          Associate General Counsel              Trustee, Mount St. Joseph Academy,
                                                                                617 Cambridge Street, Brighton, MA
                                                                                02134
----------------------------------------------------------------------------------------------------------------------
John McKinnon                            Member                                 Director, J&S McKinnon Pty Ltd., 10
                                                                                Dubarda Street, Engadine, Australia,
                                                                                NSW 2233, Quaint Partners Pty Ltd.,
                                                                                Level 7, 2 Bulletin Place, Sydney,
                                                                                Australia, NSW 2000, GMO Australia
                                                                                Nominees Ltd., Level 7, 2 Bulletin
                                                                                Place, Sydney, Australia, NSW 2000
----------------------------------------------------------------------------------------------------------------------
John Rosenblum                           Vice Chairman of the Board of          Director, Cone Mills, 804 Green
                                         Directors                              Valley Road, Suite 3000, Greensboro,
                                                                                NC  27408, The Chesapeake
                                                                                Corporation, 1021 East Cary Street,
                                                                                Richmond, VA  23219, Thomas
                                                                                Rutherfoord, Inc., One South
                                                                                Jefferson Street, SW, Roanoke, VA
                                                                                24011, The Providence Journal, a
                                                                                division of Belo Corporation, 75
                                                                                Providence Street, Providence, RI
                                                                                02902; Trustee, Landmark Volunteers,
                                                                                P.O. Box 455, Sheffield, MA  01257,
                                                                                Jamestown-Yorktown Foundation, Inc.,
                                                                                P.O. Box 1607, Williamsburg, VA
                                                                                23187-1607, Tredegar National Civil
                                                                                War Center Foundation, 200 S. Third
                                                                                St., Richmond, VA  23219, Atlantic
                                                                                Challenge Foundation, 643 Main St.,
                                                                                Rockland, ME  04841, MBA Tech
                                                                                Connection, Inc., P.O.
----------------------------------------------------------------------------------------------------------------------

                                                                                Box 5769,
                                                                                Charlottesville, VA 22905,
                                                                                Charlottesville and University
                                                                                Symphony Society, 112 Old Cabell
                                                                                Hall, Charlottesville, VA 22903
---------------------------------------------------------------------------------------------------------------------
Eyk Van Otterloo                         Founding Member and Member of the      Board Member, Chemonics
                                         Board of Directors                     International, 1133 20th Street, NW,
                                                                                Suite 600, Washington, D.C. 20036,
                                                                                Breevast B.V., J.J. Viottastraat 39,
                                                                                1071 JP Amsterdam, The Netherlands;
                                                                                Committee Member, Museum of Fine
                                                                                Arts, Boston, Avenue of the Arts,
                                                                                465 Huntington Avenue, Boston, MA
                                                                                02115; Committee Chairperson, Museum
                                                                                of Science, Boston, Science Park,
                                                                                Boston, MA 02114
---------------------------------------------------------------------------------------------------------------------
Paul K. Woolley                          Member and Member of the Board of      Director, China Investments, 4/F
                                         Directors                              Worldwide House, 19 Des Voeux Road
                                                                                Central, Hong Kong, Greyhound
                                                                                Investments LP, c/o GMO LLC, 40
                                                                                Rowes Wharf, Boston, MA 02110
---------------------------------------------------------------------------------------------------------------------

Item 27.          Principal Underwriters

Item 27(a). Funds Distributor, Inc. ("FDI" or the "Distributor") acts as principal underwriter for the following other investment companies:

                  LaSalle Partners Funds, Inc.
                  Merrimac Series
                  The Montgomery Funds I
                  The Montgomery Funds II
                  The Munder Framlington Funds Trust
                  The Munder Funds Trust
                  The Munder Funds, Inc.
                  National Investors Cash Management Fund, Inc.
                  Skyline Funds
                  St. Clair Funds, Inc.
                  TD Waterhouse Family of Funds, Inc.
                  TD Waterhouse Trust
                  UAM Funds, Inc.
                  UAM Funds, Inc. II
                  UAM Funds Trust

                  FDI is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. FDI is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

Item 27(b).       Information about Directors and Officers of FDI is as follows:

Director or Officer                 Positions and Offices with FDI
-------------------                 ------------------------------
William J. Tomko                    President

Kevin J. Dell                       Secretary

Edward S. Forman                    Assistant Secretary

Dennis R. Sheehan                   Director

Robert A. Bucher                    Financial and Operations Principal

Charles L. Booth                    Vice President and
                                    Assistant Compliance Officer

Richard F. Froio                    Vice President, Chief Compliance Officer,
                                    Executive Representative, and
                                    Supervising Principal

Andrew Corbin                       Treasurer and Director

The above FDI directors and officers do not have positions or offices with the Trust.

Item 27(c). Other Compensation received by FDI from the certain funds of the Trust with respect to the last fiscal year:

                                                          Class M Shares
GMO Fund Name*                                       Distribution (12b-1) Fees*
-------------                                        -------------------------
U.S. Core Fund                                                $103,221(a)
Tobacco-Free Core Fund                                        **
Value Fund                                                    $12,070
Intrinsic Value Fund                                          **
Growth Fund                                                   $16,368(b)
Real Estate Fund                                              **
International Disciplined Equity Fund                         **
International Intrinsic Value Fund                            **
International Growth Fund                                     **
Currency Hedged International Equity Fund                     **
Foreign Fund                                                  $3,101
Emerging Countries Fund                                       $625(c)
Domestic Bond Fund                                            **
Core Plus Bond Fund                                           **
International Bond Fund                                       **

Currency Hedged International Bond Fund                       **
Global Bond Fund                                              **
Short-Duration Investment Fund                                **
Inflation Indexed Bond Fund                                   **
Emerging Country Debt Share Fund                              **

* Other classes of the GMO Funds do not pay distribution (12b-1) fees or any other type of commission or compensation to FDI. The Class M Shares distribution (12b-1) fees constitute payments for services rendered and expenses borne by FDI, which are primarily intended to result in the sale of Class M shares and/or the provision of certain other services incidental thereto.

** These Funds did not pay distribution (12b-1) fees to FDI in the fiscal year ended February 28, 2003. As of the end of the fiscal year ended February 28, 2003, the Trust had not yet offered Class M shares in these Funds.

(a) Because the Class M shares of the U.S. Core Fund did not commence operations until April 15, 2002, the distribution (12b-1) fee only covers the period from April 15, 2002 through February 28, 2003. The annual distribution (12b-1) fee rate is 0.25% of average daily Class M net assets.

(b) Because the Class M shares of the Growth Fund did not commence operations until September 11, 2002, the distribution (12b-1) fee only covers the period from September 11, 2002 through February 28, 2003. The annual distribution (12b-1) fee rate is 0.25% of average daily Class M net assets.

(c) Because the Class M shares of the Emerging Countries Fund did not commence operations until July 9, 2002, the distribution (12b-1) fee only covers the period from July 9, 2002 through February 28, 2003. The annual distribution (12b-1) fee rate is 0.25% of average daily Class M net assets.

Item 28.          Location of Accounts and Records

         The accounts, books, and other documents required to be maintained by
         Section 31(a) and the rules thereunder will be maintained at the offices of the Registrant, 40 Rowes Wharf, Boston, MA 02110; the Registrant's investment adviser, Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110; the Registrant's distributor, Funds Distributor, Inc., 60 State Street, Boston, MA 02109; the Registrant's custodian for certain of the Funds, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109; and the Registrant's custodian and transfer agent for certain of the Funds, Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116.

Item 29.          Management Services

         Not Applicable.

Item 30.          Undertakings

         None.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940 (the "1940 Act"), the Registrant, GMO Trust, certifies that it meets all of the requirements of this Registration Statement under Rule 485(b) under the Securities Act, and has duly caused this Post-Effective Amendment No. 71 under the Securities Act and Post-Effective Amendment No. 89 under the 1940 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 30th day of June, 2003.

                                  GMO Trust

                                  By: SCOTT E. ESTON*
                                      ---------------
                                      Scott E. Eston
                                      Title:  President; Chief Executive Officer
                                      Principal Executive Officer

         Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 71 to the GMO Trust's Registration Statement under the Securities Act has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                                    Title                             Date
----------------------     -------------------------------------------      -------------
SCOTT E. ESTON*            President; Chief Executive Officer;              June 30, 2003
---------------            Principal Executive Officer
Scott E. Eston

SUSAN RANDALL HARBERT*     Chief Financial Officer and Treasurer;           June 30, 2003
----------------------     Principal Financial and Accounting Officer
Susan Randall Harbert

R. JEREMY GRANTHAM*        Trustee                                          June 30, 2003
-------------------
R. Jeremy Grantham

JAY O. LIGHT*              Trustee                                          June 30, 2003
-------------
Jay O. Light

DONALD W. GLAZER*          Trustee                                          June 30, 2003
-----------------
Donald W. Glazer

                                    * By: /S/ ELAINE M. HARTNETT
                                          -----------------------
                                          Elaine M. Hartnett
                                          Attorney-in-Fact

                                POWER OF ATTORNEY

         I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Elaine M. Hartnett, Susan Randall Harbert and William R. Royer, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

         Witness my hand and common seal on the date set forth below.

                  (Seal)

Signature                            Title                          Date
------------------                  -------                   -----------------
/S/ Jay O. Light                    Trustee                   December 11, 2000
----------------
Jay O. Light

                                POWER OF ATTORNEY

         I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Elaine M. Hartnett, Susan Randall Harbert and William R. Royer, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

         Witness my hand and common seal on the date set forth below.

                  (Seal)

Signature                       Title                    Date
----------------------         -------            ------------------
/S/ R. Jeremy Grantham         Trustee            December 11, 2000
----------------------
R. Jeremy Grantham

                                POWER OF ATTORNEY

         I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Elaine M. Hartnett, Susan Randall Harbert and William R. Royer, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

         Witness my hand and common seal on the date set forth below.

                  (Seal)

Signature                            Title                           Date
--------------------                -------                   ------------------
/S/ Donald W. Glazer                Trustee                   December 11, 2000
--------------------
Donald W. Glazer

                                POWER OF ATTORNEY

            I, the undersigned officer of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Elaine M. Hartnett and William R. Royer, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

         Witness my hand and common seal on the date set forth below.

                  (Seal)

Signature                               Title                       Date
------------------                  --------------            ----------------
/S/ Scott E. Eston                  President and             October 28, 2002
------------------                  Chief Executive
Scott E. Eston                      Officer


                                POWER OF ATTORNEY

         I, the undersigned officer of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Elaine M. Hartnett and William R. Royer, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

         Witness my hand and common seal on the date set forth below.

                  (Seal)

       Signature                               Title                            Date
-------------------------           ----------------------------------       ------------
/S/ Susan Randall Harbert           Treasurer; Principal Financial and       May 2, 2001
-------------------------           Accounting Officer
Susan Randall Harbert

                                  EXHIBIT INDEX

                                    GMO TRUST

Exhibit No.                         Title of Exhibit
----------    --------------------------------------------------------------
     1        Amendments Nos. 9 and 10 to Amended and Restated Agreement and
              Declaration of Trust.

     2 Letter Agreement with respect to the IBT Custodian Agreement among the Trust, on behalf of certain Funds, GMO and IBT, dated May 30, 2003.

     3 Letter Agreement with respect to the BBH Custodian Agreement between the Trust, on behalf of certain Funds, and BBH, dated
              June 4, 2003.

     4        Form of Notification of Obligation to Reimburse Certain Fund
              Expenses by GMO to the Trust.

     5        Form of Amended and Restated Servicing Agreement between the
              Trust, on behalf of certain Funds, and GMO.

     6        Consents of PricewaterhouseCoopers LLP.

     7 Form of Shareholder Services Agreement between Citistreet LLC and the Trust, on behalf of certain Funds, as amended.

     8        Form of Plan pursuant to Rule 18f-3 under the Investment
              Company Act of 1940, effective June 1, 1996 as amended and restated June 19, 2003.